As filed with the Securities and Exchange Commission on November 7, 2005

                                             1933 Act Registration No. 333-_____

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

            [  ]  Pre-Effective              [  ]  Post-Effective
                  Amendment No.                     Amendment No.

                                 VALIC COMPANY I
                               (VALIC Ultra Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (713) 831-5165

                              Nori L. Gabert, Esq.
                               2929 Allen Parkway
                              Houston, Texas 77019
                          -----------------------------
                    (Address of Principal Executive Offices)

                          The Corporation Trust Company
                             300 East Lombard Street
                            Baltimore, Maryland 21202
                          -----------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                              1666 K Street, N.W.
                             Washington, D.C. 20006

     Title of Securities being registered: Shares of capital stock, $.01 par value per share

     The Registrant has registered an indefinite number of securities of its VALIC Ultra Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended May 31, 2005 was filed with the Commission on August 26, 2005.

     It is proposed that this filing will become effective on December 7, 2005 pursuant to Rule 488 of the Securities Act of 1933.

                                 VALIC COMPANY I
                              LARGE CAP GROWTH FUND

                         IMPORTANT NEWS FOR SHAREHOLDERS

                               QUESTIONS & ANSWERS


     The following questions and answers represent some typical concerns you might have regarding the attached prospectus/proxy statement ("Prospectus/Proxy Statement"). We encourage you to read the full text of the Prospectus/Proxy Statement.

Q:   WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

A:   Mutual fund companies are required to obtain shareholders' votes for certain types of changes affecting their funds. This Prospectus/Proxy Statement is being furnished to you in connection with the solicitation of votes by the Board of Directors of VALIC Company I with respect to the Large Cap Growth Fund.

     You are receiving this Prospectus/Proxy Statement because you are the owner of a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC") (the "Insurance Company"), and some or all of your Contract value is invested in the Large Cap Growth Fund. VALIC, through its separate account, technically is the record owner of Large Cap Growth Fund's shares. However, as an owner of a Contract issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Large Cap Growth Fund that are attributable to your Contract. Although you are not directly a shareholder of Large Cap Growth Fund, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Large Cap Growth Fund.

Q:   WHAT ARE THE ISSUES CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT?

A:   You are being asked to consider a proposal to reorganize Large Cap Growth
Fund into VALIC Ultra Fund, a newly created series of VALIC Company I.*

Q:   WHAT IS THE REORGANIZATION BEING PROPOSED?

A:   VALIC determined that it could provide better and more efficient service to
Contract holders by consolidating the assets of the Large Cap Growth Fund with the assets of its variable annuity product that is currently invested in the non-proprietary American Century Ultra Fund and investing both in the newly created VALIC Ultra Fund. VALIC Ultra Fund is a newly-created fund with the same investment objectives and investment management team as the publicly available American Century Ultra Fund, which has a similar investment objective to Large Cap Growth Fund with a stronger long-term performance track record.

----------------------

* VALIC ULTRA FUND IS NOT THE SAME FUND AS AMERICAN CENTURY ULTRA FUND. VALIC IS USING THE ULTRA MARK UNDER LICENSE WITH AMERICAN CENTURY PROPRIETARY HOLDINGS, INC. ULTRA IS A REGISTERED SERVICE MARK OF AMERICAN CENTURY PROPRIETARY HOLDINGS, INC.

Q: WHY DID THE BOARD OF DIRECTORS APPROVE THE REORGANIZATION? HOW WILL THE REORGANIZATION BENEFIT ME?

A:   The Board of Directors approved the reorganization for several reasons, concluding that the reorganization into the VALIC Ultra Fund is in the best interests of the Large Cap Growth Fund and its shareholders. The reorganization is expected to provide several benefits to you as a Contract owner, including:

     o POTENTIAL FOR COST SAVINGS: The VALIC Ultra Fund's net annual operating expenses are expected to be lower than those of the Large Cap Growth Fund. FOR THE FISCAL YEAR ENDED MAY 31, 2005, THE LARGE CAP GROWTH FUND'S NET ANNUAL OPERATING EXPENSE RATIO WAS 0.96% COMPARED TO THE ESTIMATED NET ANNUAL OPERATING EXPENSE RATIO OF THE VALIC ULTRA FUND, WHICH IS ANTICIPATED TO BE 0.91%.

     o POTENTIAL FOR BETTER PERFORMANCE: VALIC believes that based on the historical long-term performance records of the Large Cap Growth Fund and the American Century Ultra Fund, which shares the same portfolio managers and investment objectives and strategies as the VALIC Ultra Fund, over the long term the performance of the VALIC Ultra Fund should (although no guarantee can be given) exceed that of the Large Cap Growth Fund.

     o OPERATING EFFICIENCIES: The operating expenses of the VALIC Ultra Fund may potentially decrease over the long term in comparison to those of the Large Cap Growth Fund due to the spreading of fixed costs over a larger pool of assets. As of November 2, 2005, Large Cap Growth Fund's total net assets were approximately $339,361,375. It is anticipated that VALIC Ultra Fund will have asset levels of approximately $1,338,863,077 immediately following the reorganization. While the VALIC Ultra Fund is a newly created fund with no existing operations, in addition to assets totaling approximately $999,501,702 that will be invested in the VALIC Ultra Fund from the variable annuity product that is currently invested in the non-proprietary American Century Ultra Fund, it is also expected that the Fund will potentially be an attractive investment vehicle for additional investors seeking an investment option similar to the public American Century Ultra Fund. Economies of scale may be achieved through the spreading of certain costs over a potentially larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting and printing of prospectuses.

     o LOWER MANAGEMENT FEES: The investment management fee schedule of the VALIC Ultra Fund contains breakpoints that will reduce the management fees below the current management fee of the Large Cap Growth Fund at the current asset level. The VALIC Ultra Fund's management fee is reduced starting at asset levels over $250 million, while the Large Cap Growth Fund maintains a flat management fee. The Large Cap Growth Fund's management fee is 0.87%. It is anticipated that the VALIC Ultra Fund's management fee will be 0.80% based upon its anticipated level of assets immediately following the reorganization. As its asset levels increase, the

          VALIC Ultra Fund will benefit from lower management fees and investors can benefit from greater economies of scale.


Q: WHAT EFFECT WILL THE REORGANIZATION HAVE ON FEES AND EXPENSES? IS THERE A BENEFIT TO ME?

A:   Yes, the reorganization will benefit you as a Contract owner. The net annual operating expense ratio of the VALIC Ultra Fund is anticipated to be lower than the current net annual operating ratio of Large Cap Growth Fund. Furthermore, the investment management fee schedule of the VALIC Ultra Fund contains breakpoints that will reduce the management fees below the current management fees of the Large Cap Growth Fund at the current asset level. Lower expenses have the potential for generating increased portfolio returns. Under the proposed terms of the reorganization, you will not incur any sales loads, exchange charge or similar transaction charges or fees associated with effecting the reorganization.

Q: DO LARGE CAP GROWTH FUND AND VALIC ULTRA FUND HAVE SIMILAR INVESTMENT OBJECTIVES?

A:   Both Funds have the same investment objectives. The Large Cap Growth Fund seeks long-term growth of capital through investments in common stocks. The VALIC Ultra Fund seeks long-term capital growth.

Q: WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN LARGE CAP GROWTH FUND IF THE REORGANIZATION IS APPROVED?

A:   There will be no change in value. Upon approval and completion of the reorganization, shares of the Large Cap Growth Fund will be exchanged for shares of the VALIC Ultra Fund based on a specified exchange ratio determined by the respective net asset values of the Funds' shares. Your Contract will be credited with shares of the VALIC Ultra Fund whose aggregate value at the time of issuance will equal the aggregate value of the Large Cap Growth Fund shares held under your Contract on that date.

Q:   CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES PLACE?

A:   Yes, in accordance with applicable rules under your Contract, you may transfer your account balance out of the Large Cap Growth Fund and into any other investment option made available by your Contract.

Q:   WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED BY CONTRACT OWNERS?

A:   In the event that sufficient votes are not received to approve the reorganization, the Directors will consider other options, such as having Large Cap Growth Fund continue as a fund of VALIC Company I.

Q:   WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A:   No, you will not recognize gain or loss for federal income tax purposes.

Q:   HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

A: The Board of Directors recommends that you VOTE FOR the proposed reorganization.

Q:   HOW DO I VOTE MY SHARES?

A:   You can provide voting instructions for shares beneficially held through your Contract by mail using the enclosed voting instruction card or in person at the special meeting. Please see "Instructions for Signing Voting Instruction Cards" on the next page.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

     The following general rules for signing Voting Instruction Cards may be of assistance to you.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the Voting Instruction Card form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Voting Instruction Card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the Voting Instruction Card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------

CORPORATE ACCOUNTS
------------------

(1)  ABC Corp. .................................... ABC Corp.

(2)  ABC Corp. .................................... John Doe, Treasurer

(3)  ABC Corp.
     c/o John Doe, Treasurer ...................... John Doe

(4)  ABC Corp. Profit Sharing Plan ................ John Doe, Trustee

TRUST ACCOUNTS
--------------

(1)  ABC Trust .................................... Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee
     u/t/d 12/28/78 ............................... Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA ................ John B. Smith

(2)  Estate of John B. Smith ...................... John B. Smith, Jr., Executor

                                 VALIC COMPANY I
                              LARGE CAP GROWTH FUND

                               2929 Allen Parkway
                              Houston, Texas 77019


December 7, 2005                                      IMMEDIATE ACTION REQUESTED
                                                      --------------------------


Dear Contract Owner:

     As the owner of a variable life or variable annuity contract (a "Contract") issued by The Variable Annuity Insurance Company ("VALIC") (the "Insurance Company"), you have the right to instruct the Insurance Company that issued your Contract how to vote certain shares of Large Cap Growth Fund at a special meeting of shareholders to be held on January 27, 2006. Although you are not directly a shareholder of Large Cap Growth Fund, some or all of your Contract value is invested, as provided by your Contract, in the Fund. As a result, you have the right to instruct the Insurance Company how to vote the shares of Large Cap Growth Fund that are attributable to your Contract at the meeting. Before the meeting, I would like your vote on the important proposal described in the accompanying prospectus/proxy statement ("Prospectus/Proxy Statement").

     The Prospectus/Proxy Statement describes the reorganization of Large Cap Growth Fund into VALIC Ultra Fund, a newly created series of VALIC Company I.* It contains details about the proposed fund reorganization, as well as about VALIC Ultra Fund's investment objective and portfolio management team. PLEASE READ THE ATTACHED PROSPECTUS/PROXY STATEMENT CAREFULLY.

THE BOARD OF DIRECTORS OF VALIC COMPANY I HAS APPROVED THE FUND REORGANIZATION AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

     If the shareholders of Large Cap Growth Fund approve the reorganization and certain other conditions are met as described in the Prospectus/Proxy Statement, shares of Large Cap Growth Fund will be exchanged for an equal value of shares of VALIC Ultra Fund, which will result in your holding beneficially through your Contract shares of VALIC Ultra Fund. Under the proposed terms of the reorganization, you will not incur any sales loads, exchange charge or similar transaction charges or fees associated with effecting the reorganization.

     In proposing the reorganization of Large Cap Growth Fund into VALIC Ultra Fund, VALIC believes that this reorganization will potentially result in better long-term performance and will reduce expenses for current Contract owners, and that operating efficiencies may be achieved by VALIC Ultra Fund because it will have a greater level of assets. Accordingly, the reorganization would be beneficial to you and other Contract owners.

     We realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. We ask that you cast your vote in order that we may effect the proposed fund reorganization.

     We have made every effort to make the voting process easy. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, you may cast your vote by filling out the enclosed Voting Instruction Card and returning it in the enclosed postage-paid envelope.


     Please complete, sign, and date the enclosed Voting Instruction Card and promptly return it in the enclosed postage-paid envelope.


     Thank you for your cooperation and for participating in this important process.

                                                    Very truly yours,

                                                    /s/ Evelyn M. Curran

                                                    Evelyn M. Curran
                                                    President
                                                    VALIC Company I


*VALIC ULTRA FUND IS NOT THE SAME FUND AS AMERICAN CENTURY ULTRA FUND. VALIC IS USING THE ULTRA MARK UNDER LICENSE WITH AMERICAN CENTURY PROPRIETARY HOLDINGS, INC. ULTRA IS A REGISTERED SERVICE MARK OF AMERICAN CENTURY PROPRIETARY HOLDINGS, INC.

                                 VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                              LARGE CAP GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on January 27, 2006

To the Shareholders of VALIC Company I:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Large Cap Growth Fund, a series of VALIC Company I (the "Series Company"), a Maryland corporation, will be held in Meeting Room 1 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on January 27, 2006 at 2:00 p.m. Central Time and any adjournments thereof (the "Special Meeting") for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Large Cap Growth Fund ("Large Cap Growth") by VALIC Ultra Fund ("VALIC Ultra"), a series of the Series Company, in exchange for shares of VALIC Ultra and the assumption by VALIC Ultra of all of the liabilities of Large Cap Growth. The Plan also provides for distribution of these shares of VALIC Ultra to shareholders of Large Cap Growth in liquidation and subsequent termination of Large Cap Growth. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Large Cap Growth.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 2, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                              By order of the Board of Directors


                                              Nori L. Gabert, Esq.
                                              SECRETARY

December 7, 2005

YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE BY MAIL OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

*VALIC ULTRA FUND IS NOT THE SAME FUND AS AMERICAN CENTURY ULTRA FUND. VALIC IS USING THE ULTRA MARK UNDER LICENSE WITH AMERICAN CENTURY PROPRIETARY HOLDINGS, INC. ULTRA IS A REGISTERED SERVICE MARK OF AMERICAN CENTURY PROPRIETARY HOLDINGS, INC.

                            ACQUISITION OF ASSETS OF

                              LARGE CAP GROWTH FUND
                                   a series of
                                 VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019
                                 (800) 448-2542

                        BY AND IN EXCHANGE FOR SHARES OF

                                VALIC ULTRA FUND
                                   a series of
                                 VALIC COMPANY I

                           PROSPECTUS/PROXY STATEMENT

                             DATED DECEMBER 7, 2005

      This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Large Cap Growth Fund ("Large Cap Growth") for consideration at a Special Meeting of Shareholders to be held on January 27, 2006 at 2:00 p.m. Central time in Meeting Room 1 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas, 77019, and any adjournments thereof (the "Meeting").

                                     GENERAL

      The Board of Directors of VALIC Company I (the "Series Company") has approved the proposed reorganization of Large Cap Growth, which is a series of the Series Company, into VALIC Ultra Fund ("VALIC Ultra")(1), which is also a series of the Series Company. Large Cap Growth and VALIC Ultra are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds."

      The Variable Annuity Life Insurance Company, a stock life insurance company organized under the Texas Insurance Code ("VALIC" or the "Insurance Company"), through its VALIC Separate Account A (the "separate account") is the record owner of Large Cap Growth's shares and will vote the shares of the Fund at the Meeting.

      As an owner of a variable annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Large Cap Growth that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Large Cap Growth, you have this right because some or all of your Contract

--------------------
      (1) VALIC ULTRA FUND IS NOT THE SAME FUND AS AMERICAN CENTURY ULTRA FUND. VALIC IS USING THE ULTRA MARK UNDER LICENSE WITH AMERICAN CENTURY PROPRIETARY HOLDINGS, INC. ULTRA IS A REGISTERED SERVICE MARK OF AMERICAN CENTURY PROPRIETARY HOLDINGS, INC.

value is invested, as provided by your Contract, in Large Cap Growth. For simplicity, in this Prospectus/Proxy Statement:

      o "Record Holder" of Large Cap Growth refers to the Insurance Company, which holds Large Cap Growth's shares of record;

      o "units" or "shares" refers generally to your shares of beneficial interest in the Fund; and

      o  "unitholder," "shareholder" or "Contract Owner" refers to you.

      In the reorganization, all of the assets of Large Cap Growth will be acquired by VALIC Ultra in exchange for shares of VALIC Ultra and the assumption by VALIC Ultra of the liabilities of Large Cap Growth (the "Reorganization"). If the Reorganization is approved, shares of VALIC Ultra will be distributed to each Record Holder in liquidation of Large Cap Growth, and Large Cap Growth will be terminated as a series of the Series Company. You will then hold that number of full and fractional shares of VALIC Ultra that have an aggregate net asset value equal to the aggregate net asset value of your shares of Large Cap Growth. The number of shares for which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Contract value allocated to Large Cap Growth on the record date by the share value of Large Cap Growth on the record date.

      Large Cap Growth and VALIC Ultra are each a separate diversified series of the Series Company, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Large Cap Growth is the same as that of VALIC Ultra, as follows:

--------------------------------------------------------------------------------
                FUND                            INVESTMENT OBJECTIVE
                ----                            --------------------

--------------------------------------------------------------------------------
Large Cap Growth                      Seeks long-term growth of capital.

--------------------------------------------------------------------------------
VALIC Ultra                           Seeks long-term capital growth.
--------------------------------------------------------------------------------

      The investment strategies for Large Cap Growth are similar to those for VALIC Ultra.

      This Prospectus/Proxy Statement explains concisely the information about VALIC Ultra that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUNDS:                   HOW TO OBTAIN THIS INFORMATION:

--------------------------------------------------------------------------------
Prospectus and Statement of Additional         Copies are available upon request
Information of the Series Company relating     and without charge if you:
to Large Cap Growth,

--------------------------------------------------------------------------------
dated September 19, 2005, as supplemented     o  Write to the Series Company
                                                 at the address listed on the
Prospectus of the Series Company relating to     cover page of this
VALIC Ultra, dated December [5], 2005, WHICH     Prospectus/Proxy Statement;
ACCOMPANIES THIS PROSPECTUS/PROXY STATEMENT      or

Statement of Additional Information of the    o  Call (800) 448-2542  toll-free.
Series Company relating to both Funds,
dated December [5], 2005

Annual Report of the Series Company
relating to Large Cap Growth for the year ended May 31, 2005

--------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION:          HOW TO OBTAIN THIS INFORMATION:
------------------------------------           -------------------------------

--------------------------------------------------------------------------------
Statement of Additional Information dated     A copy is available upon request
December 7, 2005, which relates to this       and without charge if you:
Prospectus/Proxy Statement and the
Reorganization                                o  Write to the Series Company at
                                                 the address listed on the cover
                                                 page of this Prospectus/Proxy
                                                 Statement; or

                                              o  Call (800) 448-2542
                                                 toll-free.
--------------------------------------------------------------------------------

      You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

      Information relating to Large Cap Growth contained in the Prospectus of the Series Company dated September 19, 2005 as supplemented (SEC File No. 811-03738) is incorporated by reference in this document. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. Information relating to VALIC Ultra contained in the Prospectus of the Series Company dated December [5], 2005 (SEC File No. 811-03738) also is incorporated by reference in this document. As indicated in the chart above, you will receive a copy of the Prospectus relating to VALIC Ultra with this Prospectus/Proxy Statement. The Statement of Additional Information dated December 7, 2005 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the audited financial statements of the Series Company relating to Large Cap Growth for the year ended May 31, 2005, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

      AN INVESTMENT IN VALIC ULTRA THROUGH A CONTRACT:

  o   is not a deposit of, or guaranteed by, any bank

  o is not insured by the FDIC, the Federal Reserve Board or any other government agency

  o   is not endorsed by any bank or government agency

  o involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

SUMMARY......................................................................7
      Why is the Reorganization being proposed?..............................7
      What are the key features of the Reorganization?.......................7
      What will happen to the account balance held under my Contract in Large
      Cap Growth if the reorganization is approved?..........................8
      How will the Reorganization affect me?.................................8
      How do the Directors recommend that I vote?............................9
      How do the Funds' investment objectives, principal investment strategies and risks compare?..........................................9
      How do the Funds' fees and expenses compare?..........................12
      How do the Funds' performance records compare?........................14
      Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?............15
      Who will be the Investment Sub-Adviser and Portfolio Manager of my Fund after the Reorganization? What will the management and advisory fees be after the Reorganization?..........................................16
      What will be the primary federal tax consequences of the
      Reorganization? ......................................................17
RISKS.......................................................................18
      Are the risk factors for the Funds similar?...........................18
      What are the primary risks of investing in each Fund?.................18
      Are there any other risks of investing in each Fund?..................20
INFORMATION ABOUT THE REORGANIZATION........................................21
      Reasons for the Reorganization........................................21
      Agreement and Plan of Reorganization..................................24
      Federal Income Tax Consequences.......................................25
      Pro-forma Capitalization..............................................26
      Distribution of Shares................................................27
      Purchase and Redemption Procedures....................................27
      Exchange Privileges...................................................27
      Dividend Policy.......................................................28
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.............................28
      Form of Organization..................................................28
      Capitalization........................................................28
      Shareholder Liability.................................................29
      Shareholder Meetings and Voting Rights................................29
      Liquidation...........................................................30
      Liability and Indemnification of Directors............................30
VOTING INFORMATION CONCERNING THE MEETING...................................31
      Shareholder Information...............................................33
      Control Persons and Principal Holders of Securities...................33
FINANCIAL STATEMENTS AND EXPERTS............................................34
LEGAL MATTERS...............................................................34
ADDITIONAL INFORMATION......................................................34
OTHER BUSINESS..............................................................34
EXHIBIT A..................................................................A-1

                                     SUMMARY

      This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

      WHY IS THE REORGANIZATION BEING PROPOSED?

      As part of a larger project, VALIC has reorganized its variable annuity product to provide more of the investment options that it currently has available as non-proprietary public funds by substituting many of its non-proprietary investment options with currently operating subadvised funds managed by VALIC or with newly created subadvised clones of those non-proprietary public funds that proved popular with plan sponsors and participants.

      After an extensive review of its investment options offered, VALIC determined that it could provide better and more efficient service by consolidating the assets of Large Cap Growth with the assets of its variable annuity product that is currently invested in the non-proprietary American Century ULTRA Fund by investing both in the newly created VALIC Ultra. VALIC Ultra is a newly-created fund with the same investment objectives and investment management team as the publicly available American Century Ultra Fund, which has a similar investment objective to Large Cap Growth with a stronger long-term performance track record. VALIC determined that the assets of Large Cap Growth, due to low performance and duplicative asset class coverage, would be better invested in the newly created VALIC Ultra. The Directors believe that the Reorganization is in the best interests of Large Cap Growth's shareholders.

      WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

      The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

   o the transfer of all of the assets of Large Cap Growth to VALIC Ultra in exchange for shares of VALIC Ultra;

   o  the assumption by VALIC Ultra of all of the liabilities of Large Cap
      Growth;

   o the liquidation of Large Cap Growth by distribution of shares of VALIC Ultra to Large Cap Growth's shareholders; and

   o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about February 17, 2006. On the date of the Reorganization, it is also expected that the assets funding VALIC's variable annuity product that is currently invested in the American Century Ultra Fund will be transferred into the VALIC Ultra Fund (the "Substitution"). VALIC has requested an order from the Securities and

Exchange Commission for permission to make this Substitution, however, there is no guarantee that such order will be granted. The Reorganization is contingent upon the Substitution taking place.

      WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN LARGE CAP GROWTH IF THE REORGANIZATION IS APPROVED?

      There will be no change in value. Upon approval and completion of the Reorganization, shares of Large Cap Growth will be exchanged for shares of VALIC Ultra based on a specified exchange ratio determined by the respective net asset values of the Funds' shares. Your Contract will be credited with shares of VALIC Ultra whose aggregate value at the time of issuance will equal the aggregate value of Large Cap Growth shares held under your Contract on that date.

            HOW WILL THE REORGANIZATION AFFECT ME?

      It is anticipated that the Reorganization will benefit you as well as the Record Holders as follows:

   o POTENTIAL FOR COST SAVINGS: VALIC Ultra's net annual operating expenses are expected to be lower than those of Large Cap Growth. For the fiscal year ended May 31, 2005, Large Cap Growth's net annual operating expense ratio was 0.96% compared to the estimated net annual operating expense ratio of VALIC Ultra, which is anticipated to be 0.91%.

   o POTENTIAL FOR BETTER PERFORMANCE: VALIC believes that based on the historical long-term performance records of Large Cap Growth and the American Century Ultra Fund, which shares the same portfolio managers and investment objectives and strategies as VALIC Ultra, over the long term the performance of VALIC Ultra should (although no guarantee can be given) exceed that of Large Cap Growth.

   o OPERATING EFFICIENCIES: The operating expenses of VALIC Ultra may potentially decrease over the long term in comparison to those of Large Cap Growth due to the spreading of fixed costs over a larger pool of assets. As of November 2, 2005, Large Cap Growth's total net assets were approximately $339,361,375. It is anticipated that VALIC Ultra will have asset levels of approximately $1,338,863,077 immediately following the Reorganization. While VALIC Ultra is a newly created fund with no existing operations, in addition to assets totaling approximately $999,501,702 that will be invested in VALIC Ultra from the variable annuity product that is currently invested in the non-proprietary American Century Ultra Fund, it is also expected that VALIC Ultra will potentially be an attractive investment vehicle for additional investors seeking an investment option similar to the public American Century Ultra Fund. Economies of scale may be achieved through the spreading of certain costs over a potentially larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting and printing of prospectuses.

   o LOWER MANAGEMENT FEES: The investment management fee schedule of VALIC Ultra contains breakpoints that will reduce the management fees below the current management fee of Large Cap

      Growth at the current asset level. VALIC Ultra's management fee is reduced starting at asset levels over $250 million, while Large Cap Growth maintains a flat management fee. Large Cap Growth's management fee is 0.87%. It is anticipated that VALIC Ultra's management fee will be 0.80% based upon its anticipated level of assets immediately following the Reorganization. As its asset levels increase, VALIC Ultra will benefit from lower management fees and investors can benefit from greater economies of scale.




      The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Series Company will sell its shares on a continuous basis at net asset value only to VALIC and its affiliate insurance companies and to certain employee-sponsored retirement plans. Your Contract values will be allocated to the same separate account and that separate account will invest in VALIC Ultra after the Reorganization. After the Reorganization, all or a portion of your Contract value will depend on the performance of VALIC Ultra rather than that of Large Cap Growth. The Directors of the Series Company believe that the Reorganization will benefit the shareholders of both Large Cap Growth and VALIC Ultra. All of the costs of the Reorganization, including costs of the proxy solicitation, will be paid by Large Cap Growth.

      Like Large Cap Growth, VALIC Ultra will declare and pay dividends from net investment income quarterly and will distribute net realized capital gains, if any, annually to the Insurance Company. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of VALIC Ultra.

            HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

      The Directors of the Series Company, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Large Cap Growth, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of Large Cap Growth.

             THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED
                                REORGANIZATION.

The Directors of the Series Company have also approved the Plan on behalf of VALIC Ultra.

      HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

      The investment objective is the same as and the investment strategies of Large Cap Growth are similar to that of VALIC Ultra. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Directors and without shareholder approval.

      The following tables summarize a comparison of Large Cap Growth and VALIC Ultra with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to each of the Funds.

  -----------------------------------------------------------------------
                             LARGE CAP GROWTH

  -----------------------------------------------------------------------
  Investment Objective       The Fund seeks long-term growth of capital.

  -----------------------------------------------------------------------
  Principal Investment       Normally invests at least 80% of its net
  Strategies                 assets in common stocks of well-established,
                             high-quality growth companies. These
                             companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more

                             May invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

  -----------------------------------------------------------------------


  -----------------------------------------------------------------------
                             VALIC ULTRA

  -----------------------------------------------------------------------
  Investment Objective       The Fund seeks long-term capital growth.

  -----------------------------------------------------------------------
  -----------------------------------------------------------------------
  Principal Investment       Sub-adviser looks for stocks of larger-sized
  Strategies                 companies it believes will increase in value
                             over time, using an investment strategy it has developed.

                             Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are growing at an accelerated pace. This could include companies with negative growth rates that are less negative than prior periods, and companies whose growth rates are expected to accelerate.

                             May also invest up to 20% of its total assets in securities of foreign companies, in both developed countries and emerging markets.

                             Under normal market conditions, the
                             sub-adviser intends to keep the Fund
                             essentially fully invested in stocks
                             regardless of stock price movements
                             generally.

                             May invest a portion of its assets in
                             domestic and foreign preferred stocks,
                             convertible debt securities, equity
                             equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. May invest up to 35% of its assets in debt securities.

                             May participate in the Initial Public
                             Offering ("IPO") market.

  -----------------------------------------------------------------------

      The principal risks of investing in VALIC Ultra are similar to those of investing in Large Cap Growth. They include:

o MARKET RISK - a Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

o MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; large companies tend to be less volatile and may not rise as much as smaller companies, and they may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes; investments in medium capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies.

o INVESTMENT STYLE RISK (GROWTH STOCK RISK) - different investment styles such as growth or value investing tend to shift in or our of favor, depending on market and economic conditions as well as investor sentiment; growth stocks may lack the dividends that can cushion share prices in a down market.

o FOREIGN INVESTMENT RISK -- investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

o CURRENCY RISK - because each Fund's foreign investments are generally held in foreign currencies, the Funds could experience gains or losses based solely on changes in the exchange rates between foreign currencies and the U.S. dollar.

In addition, Large Cap Growth is subject to the following risks:

o SECTOR RISK - because companies within specific sectors of the economy can perform differently than the overall market, Large Cap Growth's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

In addition, VALIC Ultra is subject to the following risks:

o ACTIVE TRADING RISK - VALIC Ultra may engage in frequent trading of portfolio securities to achieve its investment goal, which may result in high turnover with greater brokerage commissions and other transaction costs, as well as tax consequences for short-term capital gains or losses.

o DERIVATIVES RISK -- investments in derivatives can significantly increase VALIC Ultra's exposure to market risk or credit risk of the counterparty; derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

o INTEREST RATE RISK-- fluctuations in interest rates may affect the value of VALIC Ultra's interest-paying fixed income securities

o CREDIT RISK -- the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o IPO RISK - while Large Cap Growth invests in well-established growth companies, VALIC Ultra's purchase of shares issued as part of or shortly after a company's IPO may expose it to the risks associated with companies that have little operating history as public companies; the market for IPO issuers has been volatile, with share prices of newly-public companies fluctuating significantly over short periods of time.

      Each Fund may invest up to 100% of its assets in high quality money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

      For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

      The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and the Statement of Additional Information of the Funds.

      Because Large Cap Growth and VALIC Ultra have the same investment objectives and similar investment strategies, it is not anticipated that the securities held by Large Cap Growth will be sold in significant amounts in order to comply with the policies and investment practices of VALIC Ultra in connection with the Reorganization.

      HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

      Large Cap Growth and VALIC Ultra each offer one class of shares. Neither Fund has a sales charge, redemption or surrender fee, exchange fee or account fee. These types of fees may be imposed by your Contract. Such sales charges and other expenses are described in your Contract prospectus. You will not pay any initial or deferred sales charge in connection with the Reorganization.

      The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The column entitled "VALIC Ultra Pro Forma" lists the estimated fees and expenses you would pay if the Reorganization is approved and completed and the Substitution occurs.

      The expense ratios and amounts for the shares of Large Cap Growth set forth in the following tables and in the examples are based on the expenses for Large Cap Growth for the fiscal year ended May 31, 2005. VALIC Ultra is newly organized and has not commenced operations to date. The expense ratio and amounts for shares of

VALIC Ultra (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of VALIC Ultra will be for the fiscal year ending May 31, 2006, assuming the Reorganization and Substitution had both been completed as of that date. The amount of assets in the VALIC Ultra Fund attributable to the Substitution for these purposes is based upon the amount of assets of the variable annuity product that were invested in the non-proprietary American Century Ultra Fund as of May 31, 2005.

THE FOLLOWING TABLE DOES NOT REFLECT CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT. IF THOSE CHARGES AND EXPENSES HAD BEEN INCLUDED, EXPENSES WOULD BE HIGHER.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

           ------------------------------------------------------
                              LARGE CAP GROWTH    VALIC ULTRA
                              ----------------    (PRO FORMA)
           ------------------------------------------------------
           Management Fees          0.87%            0.80%

           ------------------------------------------------------
           Other Expenses           0.13%            0.11%

           ------------------------------------------------------
           Total Fund               1.00%            0.91%
           Operating Expenses

           ------------------------------------------------------
           Expense                  0.04%            0.00%
           Reimbursement

           ------------------------------------------------------
           Net Expenses             0.96%            0.91%

           ------------------------------------------------------


      The following examples are intended to help you compare the cost of investing in Large Cap Growth versus VALIC Ultra Pro Forma, assuming the Reorganization and Substitution take place. The tables below show examples of the total expenses you would pay on a $10,000 investment for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume a 5% average annual return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Examples do not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

      THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER. See your Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

           ---------------------------------------------------------
                               LARGE CAP GROWTH
                               ----------------

             ONE YEAR     THREE YEARS     FIVE YEARS      TEN YEARS
             --------     -----------     ----------      ---------
               $98           $314           $549           $1,221

           ---------------------------------------------------------

           ---------------------------------------------------------
                            VALIC ULTRA PRO FORMA
                            ---------------------

             ONE YEAR     THREE YEARS     FIVE YEARS      TEN YEARS
             --------     -----------     ----------      ---------
               $93           $290            N/A             N/A

           ---------------------------------------------------------


      HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

      The following charts illustrate the annual returns of Large Cap Growth for the calendar years since its inception. VALIC Ultra is newly formed and has no operational history. HOW THE FUNDS PERFORMED IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW EACH FUND WILL PERFORM IN THE FUTURE.

      PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

      VALIC Ultra has been recently organized and has not yet engaged in any operations; consequently it does not have an investment performance record. A discussion of the prior performance of the Fund's investment sub-adviser with a comparable fund is included in VALIC Ultra's prospectus.

      These charts should give you an idea of the risks of investing in Large Cap Growth by showing how the Fund's returns have varied from year-to-year. The Fund's returns reflect investment management fees and other Fund expenses. The Fund can also experience short-term performance swings as indicated in the best and worst quarter information below the chart.

                                LARGE CAP GROWTH

                    ---------------------------------------
                     -23.19%   -28.13%   26.09%    5.29%






                    01         02       03        04
                    ---------------------------------------

For the year-to-date through September 30, 2005, the Fund's return was 0.23%.

                        Best Quarter: 4th - 2001 +13.51%
                        Worst Quarter: 1st - 2001 -21.74%

      The next table compares Large Cap Growth's average annual total return to the returns of appropriate widely recognized benchmarks. This table includes the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in the Fund. A description of each benchmark follows the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

---------------------------------------------
LARGE CAP GROWTH       1 Year       From
----------------        Ended    Inception*
                      12/31/04   to 12/31/04
                      --------   -----------

---------------------------------------------
The Fund                5.29%      -9.81%

---------------------------------------------
Russell 1000(R)         6.30%      -8.27%
   Growth Index

---------------------------------------------
S&P 500(R) Index       10.88%      -0.77%

---------------------------------------------

                  * Inception date is December 11, 2000.

                             --------------------------

      The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

      The S&P 500(R) Index is an index of the stocks of 500 major larger-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

      For a detailed discussion of the manner of calculating total return, please see the Funds' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

      WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

      The Reorganization will not affect your right to purchase and redeem shares, to change investment options available through your Contract, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able to purchase additional shares of VALIC Ultra through your Contract. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

      WHO WILL BE THE INVESTMENT SUB-ADVISER AND PORTFOLIO MANAGER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

      MANAGEMENT OF THE FUNDS

      The overall management of Large Cap Growth and of VALIC Ultra is the responsibility of, and is supervised by, the Board of Directors of the Series Company. After the Reorganization, Large Cap Growth will be terminated as soon as reasonably practicable thereafter.

      INVESTMENT ADVISER

      VALIC is the investment adviser for each Fund. VALIC selects and pays the fees of the investment sub-adviser for each Fund and monitors each investment sub-adviser's investment program. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

      Facts about VALIC:

      --------------------------------------------------------------------------

         o VALIC is a stock insurance company that has been in the investment advisory business since 1960.

         o  VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

      --------------------------------------------------------------------------

      The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the Disinterested Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

      INVESTMENT SUB-ADVISER

      American Century Investment Management, Inc. (the "Sub-Adviser") is the investment sub-adviser to VALIC Ultra. Pursuant to an investment sub-advisory agreement with VALIC, the Sub-Adviser will be responsible for the investment and reinvestment of the assets of the Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities.

      Facts about the Sub-Adviser:

      --------------------------------------------------------------------------

         o  The Sub-Adviser has been managing mutual funds since 1958.

         o The Sub-Adviser had over $100.9 billion in assets under management as of July 31, 2005.

         o The Sub-Adviser is located at 4500 Main Street, Kansas City, Missouri 64111.

      --------------------------------------------------------------------------

      PORTFOLIO MANAGEMENT

      The daily management of the Fund is directed by a team of portfolio managers consisting of Bruce A. Wimberly, Wade W. Slome and Jerry Sullivan. Mr. Wimberly, Vice President and Senior Portfolio Manager, has been a member of the team that manages American Century Ultra Fund since July 1996. He joined the Sub-Adviser in September 1994 as an Investment Analyst. In 2000, he was named to his current position. Mr. Slome, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 1998. He was promoted to Portfolio Manager in July 2002. He joined the Sub-Adviser in June 1998 as an Investment Analyst. He is a CFA charterholder. Mr. Sullivan, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 2001. Before joining the Sub-Adviser in February 2000, he was a Portfolio Manager with the Franklin Templeton Group from March 1998 to October 1999.

      MANAGEMENT FEES

      For its management and supervision of the daily business affairs of VALIC Ultra, VALIC will receive a fee based on the Fund's average daily net assets, according to the following fee schedule:

      0.89% on the first $250 million;

      0.84% on the next $250 million;

      0.79% on the next $500 million; and

      0.74% over $1.0 billion

      SUB-ADVISORY FEES

      Under the terms of the investment sub-advisory agreement, the Sub-Adviser is paid by VALIC for providing advisory services to VALIC Ultra. The Fund does not pay a fee to the Sub-Adviser.

      WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

      Prior to or at the completion of the Reorganization, Large Cap Growth and VALIC Ultra will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Large Cap

Growth or its Record Holders for federal income tax purposes as a result of receiving shares of VALIC Ultra in connection with the Reorganization. The holding period and aggregate tax basis of the shares of VALIC Ultra that are received by the Record Holders of Large Cap Growth will be the same as the holding period and aggregate tax basis of the shares of Large Cap Growth previously held by such Record Holders, provided that such shares of Large Cap Growth are held as capital assets. In addition, the holding period and tax basis of the assets of Large Cap Growth in the hands of VALIC Ultra as a result of the Reorganization will be the same as in the hands of Large Cap Growth immediately prior to the Reorganization, and no gain or loss will be recognized by VALIC Ultra upon the receipt of the assets of Large Cap Growth in exchange for shares of VALIC Ultra and the assumption by VALIC Ultra of Large Cap Growth's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                           RISKS

      ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

      Yes. The risk factors are similar due to the same investment objectives and similar investment policies of Large Cap Growth and VALIC Ultra. The risks of VALIC Ultra are described in greater detail in the Fund's Prospectus.

      WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

      An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

--------------------------------------------------------------------------------
                          Each of the Funds is subject to MARKET RISK.

--------------------------------------------------------------------------------
LARGE CAP GROWTH          Normally invests at least 80% of net assets in common
                          stocks.
--------------------------------------------------------------------------------
VALIC ULTRA               Under normal market conditions, the Fund's portfolio
                          will primarily consist of securities of companies
                          whose earnings and revenues are growing.
--------------------------------------------------------------------------------

      As with all equity funds, each Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Sub-Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

--------------------------------------------------------------------------------
                    Each of the Funds is subject to MARKET CAPITALIZATION RISK.

--------------------------------------------------------------------------------
LARGE CAP GROWTH    Normally invests at least 80% of its net assets in common
                    stocks of well-established, high-quality growth companies.
--------------------------------------------------------------------------------
VALIC ULTRA         The Sub-Adviser looks for stocks of larger-sized companies.
--------------------------------------------------------------------------------

      Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies.

--------------------------------------------------------------------------------
                    Each of the Funds is subject to INVESTMENT STYLE RISK(GROWTH STOCK RISK).

--------------------------------------------------------------------------------
LARGE CAP GROWTH    Normally invests at least 80% of its net assets in common
                    stocks of well-established, high-quality growth companies.
--------------------------------------------------------------------------------
VALIC ULTRA         The Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are growing at an
                    accelerated pace.
--------------------------------------------------------------------------------


      Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. If the Sub-Adviser's assessment of the prospects for a company's earnings growth is wrong, or if the Sub-Adviser's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the Sub-Adviser has placed on it. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

--------------------------------------------------------------------------------
                    Each of the Funds is subject to FOREIGN INVESTMENT RISK AND
                    CURRENCY RISK.
--------------------------------------------------------------------------------
LARGE CAP GROWTH    May invest up to 30% of its total assets in foreign
                    securities, with no more than 25% invested in any one
                    foreign country.
--------------------------------------------------------------------------------
VALIC ULTRA         May invest up to 20% of its total assets in securities of
                    foreign companies. The Fund may invest in securities of
                    issuers located in emerging markets.
--------------------------------------------------------------------------------

      Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

      In addition, VALIC Ultra may invest in securities of issuers in emerging markets. Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. All of the risks of investing in foreign securities are heightened by investing in emerging markets countries. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

      Because each Fund's foreign investments are generally held in foreign currencies, a Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.



            ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

Other risk of investing in Large Cap Growth:

SECTOR RISK: With regard to Large Cap Growth, securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because Large Cap Growth may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Other risks of investing in VALIC Ultra:

INTEREST RATE RISK: There is a risk for VALIC Ultra that fluctuations in interest rates may affect the value of its interest-paying fixed income securities.

CREDIT RISK: The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. The value of the Fund's investments in debt securities may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as certain derivatives, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

ACTIVE TRADING RISK: A strategy used by VALIC Ultra to engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

DERIVATIVES RISK: With regard to VALIC Ultra, investments in futures, options, warrants and swap contracts, if any, are subject to additional volatility and potential losses. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

IPO RISK: VALIC Ultra's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

                      INFORMATION ABOUT THE REORGANIZATION

   REASONS FOR THE REORGANIZATION

      As part of a larger project, VALIC has reorganized many of its variable annuity products to provide more of the investment options that it currently has available as non-proprietary public funds by substituting many of its non-proprietary investment options with currently operating subadvised funds managed by VALIC or with newly created subadvised clones of those non-proprietary public funds that proved popular with plan sponsors and participants.

      After an extensive review of its investment options offered, VALIC determined that it could provide better and more efficient service by consolidating the assets of Large Cap Growth with the assets of its variable annuity product that is currently invested in the non-proprietary

American Century Ultra Fund by investing both in the newly created VALIC Ultra. VALIC Ultra is a newly-created fund with the same investment objectives and investment management team as the publicly available American Century Ultra Fund, which has a similar investment objective to Large Cap Growth with a stronger long-term performance track record. VALIC determined that the assets of Large Cap Growth, due to low performance and duplicative asset class coverage, would be better invested in the newly created VALIC Ultra.

      Net total expenses for VALIC Ultra are anticipated to be lower than those of Large Cap Growth after the Reorganization. For the fiscal year ended May 31, 2005, Large Cap Growth's net annual operating expense ratio was 0.96% compared to the estimated net annual operating expense ratio of VALIC Ultra, which is anticipated to be 0.91%.

      The investment management fee schedule of VALIC Ultra contains breakpoints that will reduce the management fees below the current management fee of Large Cap Growth at the current asset level. VALIC Ultra's management fee is reduced starting at asset levels of $250 million, while Large Cap Growth maintains a flat management fee. As its asset levels increase, VALIC Ultra will benefit from lower management fees and investors can benefit from greater economies of scale.

      In addition, the operating expenses of VALIC Ultra may potentially decrease over the long term in comparison to those of Large Cap Growth due to the spreading of fixed costs over a larger pool of assets. As of November 2, 2005, Large Cap Growth's total net assets were approximately $339,361,375. It is anticipated that VALIC Ultra will have asset levels of approximately $1,338,863,077 immediately following the Reorganization. While VALIC Ultra is a newly created fund with no existing operations, in addition to the assets that will be invested in the Fund as a result of the Substitution, it is expected that the Fund will potentially be an attractive investment vehicle for additional investors seeking an investment option similar to the public American Century Ultra Fund. Economies of scale may be achieved through the spreading of certain costs over a potentially larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting and printing of prospectuses. VALIC may more efficiently provide investment services to investors by combining and potentially reducing its total expenses, which can then potentially be passed on to shareholders.

      At a regular meeting held on October 18/19, 2005, all of the Directors of the Series Company, including the Disinterested Directors, considered and approved the Reorganization. They determined that the Reorganization was in the best interests of shareholders of Large Cap Growth and that the interests of existing shareholders of Large Cap Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

      Before approving the Plan, the Directors evaluated information provided by the management of the Series Company and reviewed various factors about the Funds and the proposed Reorganization. The Directors considered the fact that the performance of American Century Ultra Fund, which is advised by the same portfolio managers using the same investment objectives, policies and strategies as VALIC Ultra, has exceeded that of Large Cap Growth. The American Century Ultra Fund Investor Class Shares' performance for the one-year period and since Large Cap Growth's inception through December 31, 2004, has exceeded that of Large Cap Growth. In addition, the American Century Ultra Fund outperformed the Russell 1000

Growth Index over the one-, five- and ten-year periods, while it was below the S&P 500 Index for the five- and ten-year periods, and slightly under for the one-year period. PLEASE NOTE THAT PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

      The Directors considered the fact that estimated net annual total expenses for VALIC Ultra will be lower than those of Large Cap Growth. The Board also noted that management fees for VALIC Ultra will be lower than those for Large Cap Growth at the current asset level due to breakpoints in the management fee schedule, since shareholders benefit from lower management fees starting at asset levels over $250 million. Shareholders will have the advantage of lower expenses if the Reorganization takes place.

      The Directors also considered the relative asset size of each Fund, including the benefits of Large Cap Growth joining with a larger combined entity. The Directors evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and directors fees.

      In addition, the Directors considered, among other things:

   o  the terms and conditions of the Reorganization;

   o the fact that the Reorganization would not result in the dilution of shareholders' interests;

   o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

   o the fact that Large Cap Growth and VALIC Ultra have the same investment objectives and similar principal investment strategies;

   o the fact that Large Cap Growth will bear the expenses incurred by the Funds in connection with the Reorganization;

   o the benefits to shareholders, including operating efficiencies, which may be achieved;

   o the fact that VALIC Ultra will assume all of the liabilities of Large Cap Growth;

   o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

   o alternatives available to shareholders of Large Cap Growth, including the ability to redeem their shares.

      The Directors also noted the fact that the Reorganization was contingent upon the Substitution occurring. During their consideration of the Reorganization, the Directors of the Series Company met with counsel to the Disinterested Directors regarding the legal issues involved.

      After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Series Company concluded that the proposed Reorganization would be in the best interests of Large

Cap Growth and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Large Cap Growth for approval.

      The Directors of the Series Company have also approved the Plan on behalf of VALIC Ultra.

      AGREEMENT AND PLAN OF REORGANIZATION

      The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

      The Plan provides that all of the assets of Large Cap Growth will be acquired by VALIC Ultra in exchange for shares of VALIC Ultra and the assumption by VALIC Ultra of all of the liabilities of Large Cap Growth on or about February 17, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Large Cap Growth will endeavor to discharge all of its known liabilities and obligations. Large Cap Growth will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the Closing Date (the "Valuation Time").

      At or prior to the Closing Date, Large Cap Growth will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's Record Holders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

      The number of full and fractional shares of VALIC Ultra to be received by the Record Holders of Large Cap Growth will be determined by multiplying the outstanding shares of Large Cap Growth by a factor which shall be computed by dividing the net asset value per share of Large Cap Growth by the net asset value per share of VALIC Ultra. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

      State Street Bank and Trust Company, the custodian for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Series Company's Articles of Incorporation, the Prospectus and Statement of Additional Information of Large Cap Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

      On or as soon after the Closing Date as conveniently practicable, Large Cap Growth will liquidate and distribute pro rata to the Record Holders as of the Closing Date, the full and fractional shares of VALIC Ultra received by Large Cap Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Large Cap Growth's Record Holders on VALIC Ultra's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of VALIC Ultra due to

Large Cap Growth's Record Holders. All issued and outstanding shares of Large Cap Growth will be canceled. The shares of VALIC Ultra to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Large Cap Growth will be terminated.

      The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Large Cap Growth's shareholders, accuracy of various representations and warranties and receipt of an opinion of counsel relating to the tax consequences of the Reorganization. Notwithstanding approval of Large Cap Growth's shareholders, the Plan may be terminated (a) by the mutual agreement of Large Cap Growth and VALIC Ultra; or
(b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

      If Large Cap Growth's shareholders do not approve the Reorganization, or the Substitution does not occur, the Directors will consider other possible courses of action which may be in the best interests of shareholders.

      FEDERAL INCOME TAX CONSEQUENCES

      The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, VALIC Ultra and Large Cap Growth will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

      (1) The transfer of all of the assets of Large Cap Growth solely in exchange for shares of VALIC Ultra and the assumption by VALIC Ultra of the liabilities of Large Cap Growth followed by the distribution of VALIC Ultra's shares to the Record Holders of Large Cap Growth in dissolution and liquidation of Large Cap Growth, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and VALIC Ultra and Large Cap Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) No gain or loss will be recognized by VALIC Ultra upon the receipt of the assets of Large Cap Growth solely in exchange for the shares of VALIC Ultra and the assumption by VALIC Ultra of the liabilities of Large Cap Growth;

      (3) No gain or loss will be recognized by Large Cap Growth upon the transfer of its assets to VALIC Ultra in exchange for VALIC Ultra's shares and the assumption by VALIC Ultra of the liabilities of Large Cap Growth or upon the distribution (whether actual or constructive) of VALIC Ultra's shares to Large Cap Growth's Record Holders in exchange for their shares of Large Cap Growth;

      (4) No gain or loss will be recognized by Large Cap Growth's Record Holders upon the exchange of their shares of Large Cap Growth for shares of VALIC Ultra in liquidation of Large Cap Growth;

      (5) The aggregate tax basis of the shares of VALIC Ultra received by each Record Holder of Large Cap Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Large Cap Growth held by such Record Holder immediately prior to the Closing (as defined in the Plan), and the holding period of the shares of VALIC Ultra received by each Record Holder of Large Cap Growth will include the period during which the shares of Large Cap Growth exchanged therefor were held by such Record Holder (provided that the shares of Large Cap Growth were held as a capital asset on the date of the Closing); and

      (6) The tax basis of the assets of Large Cap Growth acquired by VALIC Ultra will be the same as the tax basis of such assets to Large Cap Growth immediately prior to the Closing, and the holding period of such assets in the hands of VALIC Ultra will include the period during which the assets were held by Large Cap Growth.

      Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Large Cap Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its Large Cap Growth shares and the fair market value of the shares of VALIC Ultra it received, but will not result in either the Contract Owners or Large Cap Growth being taxed because of the tax deferral provided by the Contracts and the tax rules applicable to regulated investment companies.

      The use of capital loss carryforwards of $331,629,437 from the merger of Large Cap Growth into VALIC Ultra may be subject to annual limitations imposed by the Code.

      PRO-FORMA CAPITALIZATION

      The following table sets forth the capitalization of Large Cap Growth as of May 31, 2005, and the capitalization of VALIC Ultra on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value, as well as of the Substitution. As a newly-created series of the Series Company, VALIC Ultra, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately ___ share of VALIC Ultra for each share of Large Cap Growth.

                    CAPITALIZATION OF LARGE CAP GROWTH AND
                             VALIC ULTRA (PRO FORMA)
               -------------------------------------------------
                                                   VALIC ULTRA
                                    LARGE       PRO-FORMA (AFTER
                                     CAP         REORGANIZATION
                                    GROWTH      AND SUBSTITUTION)
               -------------------------------------------------
               Total Net Assets  $365,291,843    $1,398,968,955
               -------------------------------------------------
               Net Asset Value          $6.39            $10.00
               Per Share
               -------------------------------------------------
               Total Shares        57,196,816       139,896,896
               Outstanding
               -------------------------------------------------


      The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

      DISTRIBUTION OF SHARES

      The Series Company offers shares of all of its series (including the Funds) only to registered and unregistered separate accounts of VALIC and its affiliates and shares of certain of its series to certain employer-sponsored retirement plans. Expenses of the Series Company are passed through to the separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. Your Contract prospectus describes all fees and charges relating to a Contract.

      VALIC Ultra and Large Cap Growth are each authorized to issue one class of shares.

      In the proposed Reorganization, shareholders of Large Cap Growth will receive shares of VALIC Ultra. The shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. In connection with the Reorganization, no sales charges are imposed.

      PURCHASE AND REDEMPTION PROCEDURES

      Your Contract prospectus describes the procedures for investing your purchase payments or premiums in shares of Large Cap Growth and VALIC Ultra. As a Contract Owner, you do not directly buy shares of the Funds. Instead, you buy units in the separate account of VALIC. When you buy these units, you specify the series of the Series Company in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your Contract. When the separate account buys, sells, or transfers shares of the Funds, it does not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund. Your Contract prospectus describes whether the Insurance Company charges any fees for redeeming your interest in a Contract.

      EXCHANGE PRIVILEGES

      Your Contract prospectus indicates whether the Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Series Company.

      DIVIDEND POLICY

      Each Fund has the same distribution policy. Each Fund declares and distributes its dividends from net investment income to the Insurance Company separate account quarterly. These distributions are in the form of additional shares and not cash. The result is that a Fund's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Distributions from capital gains of each Fund, if any, are normally declared and distributed annually and are reinvested in the Fund from which they were received.

      Each Fund has qualified, and VALIC Ultra intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

      As a Contract Owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus for further information concerning the federal income tax consequences to you of investing in the Funds.

                      COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

      FORM OF ORGANIZATION

      The Series Company is organized as a Maryland corporation and is governed by its Restated Articles of Incorporation, as amended ("Articles") and By-Laws, the Board of Directors, and applicable Maryland law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Series Company's Articles and By-Laws, without charge, upon written or oral request to the Series Company at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Series Company is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Series Company consist of the Funds and other mutual funds. The Series Company currently offers shares of its series only to insurance company registered and unregistered separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by VALIC and its affiliates and to certain employee-sponsored retirement plans.

      CAPITALIZATION

      The Series Company consists of shares of capital stock, $.01 par value per share. The total number of shares of stock which the Series Company has the authority to issue is twenty-nine billion two hundred fifty million shares (29.25 billion) of capital stock of the par value of $.01 per share, with an aggregate par value of two hundred ninety-two million five hundred thousand dollars ($292,500,000). These shares shall be issued in certain classes of common stock (also referred to in this Prospectus/Proxy Statement as "series") comprising up to one billion shares each as indicated in the Articles. Under the Articles, Large Cap Growth may issue up to 1,000,000,000 shares and VALIC Ultra may issue up to 750,000,000 shares. The Articles permit the Directors to increase or decrease the number of shares for each class, classify or reclassify and issue authorized stock in such other classes as it may determine, with rights determined by the Directors, all without shareholder approval. Fractional shares may be issued by each Fund.

      Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Directors, as applicable.

      SHAREHOLDER LIABILITY

      Under Maryland law, shareholders of the Funds have no personal liability as such for the acts or obligations of the Funds or of the Series Company, as the case may be.

      SHAREHOLDER MEETINGS AND VOTING RIGHTS

      The Series Company on behalf of each Fund is not required to hold annual meetings of shareholders. However, a meeting must be called when requested in writing by the holders of not less than 25% of all of the shares of the Series Company entitled to vote at such meeting. In addition, the Series Company is required to call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office were elected by shareholders. The Series Company does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Series Company.

      Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Series Company, a majority of the shares of the Series Company entitled to vote thereat constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Series Company may be removed at a meeting of shareholders by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, or with or without cause by the vote of two-thirds of the number of Directors prior to removal.

      Under the Articles, each whole share of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote.

      Shareholders of the Series Company have the power to vote with respect to the election and removal of directors, the approval or termination of an investment advisory agreement, amendments to the Articles, and as required by law or as the Directors may consider desirable.

Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund.

      LIQUIDATION

      In the event of the liquidation of the Series Company, the shareholders of each series (including the Funds), shall be entitled to receive, as a series, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to shareholders of a series will be distributed among the shareholders in proportion to the number of shares of the series held by them on the date of distribution.

      LIABILITY AND INDEMNIFICATION OF DIRECTORS

      The Articles provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund to the extent specifically approved by resolution adopted by the Board of Directors. No indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. A Fund may also advance money for such litigation expenses provided that the Director undertakes to repay the Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

      The foregoing is only a summary of certain characteristics of the operations of the Articles of the Series Company, the Bylaws and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles, Bylaws and Maryland law directly for more complete information.

                   VOTING INFORMATION CONCERNING THE MEETING

      This Prospectus/Proxy Statement is being sent to shareholders of Large Cap Growth in connection with a solicitation of voting instructions by the Directors of the Series Company, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 2:00 p.m. Central Time, January 27, 2006, in Meeting Room 1 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a Voting Instruction Card, is first being mailed to shareholders of Large Cap Growth on or about December 12, 2005.

      The Board of Directors of the Series Company has fixed the close of business on December 2, 2005 as the record date (the "Record Date") for determining the shareholders of Large Cap Growth entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate account and through its investment of seed capital, owns all of the shares of Large Cap Growth, and is the Record Holder of the Fund at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Large Cap Growth. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of Large Cap Growth held through its separate account for the Contract Owners of the Fund in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares it owns directly which are not attributable to Contracts, in the same proportion as it votes shares held in the Insurance Company's separate account.

      The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Large Cap Growth held in the separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Large Cap Growth is entitled to one vote and any fractional share is entitled to a fractional vote.

      Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

      If you wish to participate in the Meeting, you may submit the Voting Instruction Card included with this Prospectus/Proxy Statement or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions may be found immediately after the Q&A attached to the front of this Prospectus/Proxy Statement.

      If the enclosed Voting Instruction Card is properly executed and returned in time to be voted at the Meeting, the shares represented by the Voting Instruction Card will be voted, or the

Insurance Company will abstain from voting, in accordance with the instructions marked on the returned Voting Instruction Card.

   o Voting Instruction Cards which are properly executed and returned will be voted FOR or AGAINST the proposed Reorganization as indicated on the Voting Instruction Cards and FOR or AGAINST, as applicable, on any other matters deemed appropriate.

   o Voting Instruction Cards which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

   o Voting Instruction Cards which are properly executed and returned and are marked ABSTAIN will be included for the purposes of determining a quorum, but will not be included in the amount of shares voted for the proposed Reorganization.

   o Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company' votes shares or abstains from voting shares for which it has received voting instructions from other Contract Owners.

      Approval of the Plan will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of the majority of the shares entitled to vote at such shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holder of Large Cap Growth was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Articles and By-laws of the Series Company.

      The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures are estimated at approximately $377,000. Such costs will be paid by Large Cap Growth.

      If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

      A shareholder of Large Cap Growth who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles and Bylaws of the Series Company to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

      The Series Company does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Series Company at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Series Company in a reasonable period of time prior to that meeting.

      The votes of the shareholders of VALIC Ultra are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

      SHAREHOLDER INFORMATION

      The Record Holders of Large Cap Growth at the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Large Cap Growth owned as of the Record Date. As of the Record Date, there were ____________shares of Large Cap Growth outstanding.

      As of ____, the officers and Directors of the Series Company beneficially owned as a group less than 1% of the outstanding shares of VALIC Ultra and Large Cap Growth, respectively.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      On October 31, 2005, to the knowledge of the Directors and management of the Series Company, VALIC and VALIC Separate Account A collectively owned of record all of the shares of Large Cap Growth.

      VALIC has advised the Series Company that as of as of October 31, 2005 there were no persons beneficially owning (or owning Contracts which would entitle them to instruct the Insurance Company with respect to) 5% or more of the outstanding shares of VALIC Ultra. With respect to Large Cap Growth, the following persons beneficially owned (or owned Contracts which would entitle them to instruct the Insurance Company with respect to) 5% or more of its outstanding shares:

LARGE CAP GROWTH

--------------------------------------------------------------------------------
Name and Address     Number of Shares    Percentage of       Percentage of
                                         Shares of Large     Shares of VALIC
                                         Cap Growth Before   Ultra After
                                         Reorganization      Reorganization
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The proportionate voting by the Insurance Company of shares for which no voting instructions are received may result in certain shareholders that are entitled to direct the vote of less than 5% of the outstanding shares of Large Cap Growth issuing instructions that could affect the vote of 5% or more of the Fund's outstanding shares.

      As of the date of this Prospectus/Proxy Statement, VALIC and its affiliates owned of record 100% of the outstanding shares of the Series Company and as a result VALIC may be deemed to be a control person with respect to the Series Company.



                        FINANCIAL STATEMENTS AND EXPERTS

      The Annual Report of the Series Company relating to Large Cap Growth, for the year ended May 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent registered public accountant, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of VALIC Ultra will be passed upon by Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION

      The Series Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at 3 World Financial Center, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

      The Directors of the Series Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

  THE DIRECTORS OF THE SERIES COMPANY RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

December 7, 2005

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 18th day of October, 2005, by and between VALIC Company I, a Maryland corporation, with its principal place of business at 2929 Allen Parkway, Houston, Texas 77019 ("VC I"), with respect to its VALIC Ultra Fund series (the "Acquiring Fund"), and VC I, with respect to its Large Cap Growth Fund series (the "Selling Fund").

      This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of capital stock, $.01 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares");
(ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of common stock;

      WHEREAS, the Directors of VC I have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and the Selling Fund and their respective shareholders;

      WHEREAS, the Directors of VC I have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

            TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
           THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The

Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund will, within a reasonable time prior to the Closing, furnish the Acquiring Fund with its most recent financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a statement of assets and liabilities prepared on behalf of the Selling Fund, as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the Closing Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. VC I shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in VC I's Restated Articles of Incorporation, as amended, and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in VC I's Restated Articles of Incorporation, as amended, and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund as of the Valuation Time, determined in accordance with in paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about February 17, 2006 or such other date as the parties may agree to in writing (the "Closing Date"). The Closing shall be held following the close of business on the New York Stock Exchange on the Closing Date at the offices of VC I, or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date
(a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Time (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of VC I a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. VC I, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of VC I, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

            (b) The Selling Fund is a separate investment series of VC I, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of VC I's Restated Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph
1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The unaudited financial statements of the Selling Fund at November 30, 2003 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since November 30, 2003, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code, for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

            (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

            (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. VC I, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of VC I, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

            (b) The Acquiring Fund is a separate investment series of VC I, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of VC I's Restated Articles of Incorporation, as amended, or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The unaudited financial statements of the Acquiring Fund at November 30, 2003 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

            (g) Since November 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

            (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

            (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

             COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 APPROVAL BY SHAREHOLDERS. VC I will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                   ARTICLE VI

      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by VC I's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

                                   ARTICLE VII

      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by VC I's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the book costs of such securities by lot and the holding periods of such securities, as of the Valuation Time, certified as of the Closing Date by the Treasurer or Assistant Treasurer of VC I.

                                  ARTICLE VIII

         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of VC I's Restated Articles of Incorporation, as amended, and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

      8.6 VC I shall have received a favorable opinion of Sullivan & Worcester LLP substantially to the effect that, for federal income tax purposes:

            (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

            (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

            (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

            (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing;

(e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other party of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, VC I, or its Directors or officers, to the other party.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of VC I; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          VALIC COMPANY I ON BEHALF OF LARGE
                                          CAP GROWTH FUND

                                          By:    /s/EVELYN M. CURRAN
                                                 ------------------------
                                          Name:  Evelyn M. Curran
                                          Title: President

                                          VALIC COMPANY I ON BEHALF OF
                                          VALIC ULTRA FUND

                                          By:    /s/EVELYN M. CURRAN
                                                 ------------------------
                                          Name:  Evelyn M. Curran
                                          Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                   Acquisition of Assets and Liabilities of

                              LARGE CAP GROWTH FUND
                                   a series of
                                 VALIC Company I
                               2929 Allen Parkway
                              Houston, Texas 77019
                                 (800) 448-2542

                        By and in Exchange for Shares of

                                VALIC ULTRA FUND
                                   a series of
                                 VALIC Company I


      This Statement of Additional Information, dated December 7, 2005, relating specifically to the proposed transfer of the assets and liabilities of Large Cap Growth Fund ("Large Cap Growth"), a series of VALIC Company I (the "Series Company"), to VALIC Ultra Fund ("VALIC Ultra"), also a series of the Series Company, in exchange for shares of common stock, $.01 par value per share, of VALIC Ultra (to be issued to holders of shares of Large Cap Growth), consists of the information set forth below pertaining to Large Cap Growth and VALIC Ultra and the following described documents, each of which is attached hereto and incorporated by reference herein:

      (1) Prospectus and Statement of Additional Information of the Series Company relating to Large Cap Growth, dated September 19, 2005, as supplemented;

      (2) Statement of Additional Information of the Series Company relating to Large Cap Growth and VALIC Ultra dated December __, 2005 (as filed on September 20, 2005 and scheduled to be effective on December 5, 2005);

      (3) Annual Report of the Series Company relating to Large Cap Growth for the year ended May 31, 2005; and

      (4)   Pro Forma Financial Statements dated as of May 31, 2005.

      This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Large Cap Growth and VALIC Ultra dated December 7, 2005. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019


                               September 19, 2005

                                   Prospectus


VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.


                             Asset Allocation Fund
                             Blue Chip Growth Fund
                           Capital Conservation Fund
                                Core Equity Fund
                           Government Securities Fund
                              Growth & Income Fund
                              Health Sciences Fund
                              Income & Growth Fund

                            Inflation Protected Fund

                          International Equities Fund
                       International Government Bond Fund
                          International Growth I Fund
                             Large Cap Growth Fund

                           Large Capital Growth Fund

                               Mid Cap Index Fund

        Mid Cap Strategic Growth Fund (formerly Mid Capital Growth Fund)

                              Money Market I Fund
                            Nasdaq-100(R) Index Fund
                           Science & Technology Fund
                                 Small Cap Fund
                              Small Cap Index Fund
                             Social Awareness Fund
                                Stock Index Fund
                                   Value Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     4
ABOUT THE FUNDS.............................................     4
FUND FACT SHEETS............................................     5
  Asset Allocation Fund.....................................     5
  Blue Chip Growth Fund.....................................     7
  Capital Conservation Fund.................................     9
  Core Equity Fund..........................................    11
  Government Securities Fund................................    13
  Growth & Income Fund......................................    14
  Health Sciences Fund......................................    15
  Income & Growth Fund......................................    18
  Inflation Protected Fund..................................    20
  International Equities Fund...............................    23
  International Government Bond Fund........................    25
  International Growth I Fund...............................    27
  Large Cap Growth Fund.....................................    30
  Large Capital Growth Fund.................................    32
  Mid Cap Index Fund........................................    34
  Mid Cap Strategic Growth Fund.............................    36
  Money Market I Fund.......................................    38
  Nasdaq-100 Index Fund.....................................    39
  Science & Technology Fund.................................    42
  Small Cap Fund............................................    45
  Small Cap Index Fund......................................    47
  Social Awareness Fund.....................................    49
  Stock Index Fund..........................................    51
  Value Fund................................................    53
EXPENSE SUMMARY.............................................    55
INVESTMENT GLOSSARY.........................................    57
  American Depositary Receipts..............................    57
  Asset-Backed Securities...................................    57
  Derivatives...............................................    57
  Diversification...........................................    57
  Equity Securities.........................................    57
  Exchange Traded Funds.....................................    57
  Fixed Income Securities...................................    57
  Foreign Currency..........................................    58
  Foreign Securities........................................    58
  Illiquid Securities.......................................    58
  Lending Portfolio Securities..............................    59
  Loan Participations.......................................    59
  Money Market Securities...................................    59
  Mortgage-Related Securities...............................    59
  Repurchase Agreements.....................................    60
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    60
  Temporary Defensive Investment Strategy...................    60
  When-Issued Securities....................................    60

TOPIC                                                          PAGE
-----                                                          ----
ABOUT PORTFOLIO TURNOVER....................................    60
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    61
  Investment Adviser........................................    61
  Investment Sub-Advisers...................................    61
     AIG Global Investment Corp. ...........................    62
     AIG SunAmerica Asset Management Corp. .................    63
     AIM Capital Management, Inc. ..........................    63
     American Century Global Investment Management, Inc. ...    64
     American Century Investment Management, Inc. ..........    64
     Brazos Capital Management, LP..........................    64
     Franklin Portfolio Associates, LLC ....................    65
     Massachusetts Financial Services Company...............    65
     Morgan Stanley Investment Management Inc. d/b/a Van
      Kampen................................................    65
     OppenheimerFunds, Inc. ................................    65
     RCM Capital Management LLC.............................    65
     T. Rowe Price Associates, Inc. ........................    65
     WM Advisors, Inc. .....................................    66
     Wellington Management Company, LLP.....................    66
  Legal Proceedings.........................................    67
  How VALIC is Paid for its Services........................    67
ACCOUNT INFORMATION.........................................    68
  Series Company Shares.....................................    68
  Buying and Selling Shares.................................    68
  Frequent or Short-term Trading............................    68
  Selective Disclosure of Portfolio Holdings................    68
  How Shares are Valued.....................................    69
  Dividends and Capital Gains...............................    69
  Tax Consequences..........................................    69
FINANCIAL HIGHLIGHTS........................................    70
INTERESTED IN LEARNING MORE.................................    83

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.


Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.




All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.


ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.


From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.


All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

                                       4.1

ASSET ALLOCATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Fund tries to perform better than a blend of three market sectors measured by:

-  the Standard & Poor's ("S&P") 500(R) Index;

-  the Lehman Brothers Aggregate Bond Index; and

- the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Rate ("30 Day CD Rate")

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund's assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund's assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         55%
Intermediate and long-term bonds                           35%
High quality money market securities                       10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large capitalization companies that the sub-adviser believes may participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.


As of May 31, 2005, the Fund's assets were invested as follows:



Stocks (common stock, preferred stock and convertible
  preferred stock)                                         56%
Intermediate and long-term bonds                           34%
High quality money market securities                       10%*


------------
* After taking the contract value of futures positions into consideration.


The Fund may invest up to 20% of net assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. or BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index, a blended index and the components of such blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            24.79%
1996                                            11.09%
1997                                            22.62%
1998                                            18.37%
1999                                            11.76%
2000                                            (2.50)%
2001                                            (4.21)%
2002                                            (9.36)%
2003                                            19.67%
2004                                             8.49%

---------------


For the year-to-date through June 30, 2005, the Fund's return was 0.00%.


Best quarter:  11.29%, quarter ending June 30, 1997

Worst quarter:  -7.81%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index, a blended index and each of its components. The blended index consists of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the 30 Day CD Rate (10%), for the periods shown. The percentages of each index included in the blended index may differ from the percentages their respective asset classes represent in the Fund's investment portfolio.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004            1 YEAR    5 YEARS    10 YEARS
-----------------------            ------    -------    --------
The Fund                            8.49%      1.91%      9.47%
S&P 500(R) Index                   10.88%     -2.30%     12.07%
Blended Index                       7.62%      1.94%      9.98%
Lehman Bros. Agg. Bond Index        4.34%      7.71%      7.72%
30 Day CD Rate                      0.93%      2.19%      3.43%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

BLUE CHIP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth. Income is a secondary objective.

INVESTMENT STRATEGY

The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. "Net assets" will take into account borrowing for investment purposes. These companies are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector. The sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser's investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.


The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.


Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (14.26)%
2002                                            (24.31)%
2003                                             29.47%
2004                                              8.94%

---------------


For the year-to-date through June 30, 2005, the Fund's return was -1.53%.


Best quarter:  15.24%, quarter ending June 30, 2003

Worst quarter:  -16.91%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                  1 YEAR     (11/1/2000)
-----------------------                  ------   ---------------
The Fund                                  8.94%        -3.71%
S&P 500(R) Index                         10.88%        -2.33%
-----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

CAPITAL CONSERVATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT STRATEGY

The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, the sub-adviser may use a small part of the Fund's assets to make some higher risk investments, as described herein.



The Fund invests at least 75% of the Fund's total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. Investment grade bonds are bonds that are rated at least Baa by Moody's Investor Services, Inc. or another rating organization. See the Statement of Additional Information for a detailed description of the ratings.


U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.


The Fund may invest up to 20% of total assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. and BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:


Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.


Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


1995                                             20.78%
1996                                              1.76%
1997                                              8.57%
1998                                              7.38%
1999                                             (0.42)%
2000                                              9.19%
2001                                              7.78%
2002                                              8.93%
2003                                              4.12%
2004                                              3.98%


---------------


For the year-to-date through June 30, 2005, the Fund's return was 2.11%.


Best quarter:  6.91%, quarter ending June 30, 1995


Worst quarter:  -3.10%, quarter ending March 31, 1996


This table compares the Fund's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.98%    6.78%     7.07%
Lehman Bros. Agg. Bond Index          4.34%    7.71%     7.72%
----------------------------------------------------------------


The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

CORE EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
WM Advisors, Inc. ("WMA")
Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

INVESTMENT STRATEGY
The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stocks. "Net assets" will take into account borrowing for investment purposes.

The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

- Top Down Sector Analysis. The sub-advisers analyze the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

- Bottom Up Security Selection. Bottom up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers' assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

CORE EQUITY FUND
--------------------------------------------------------------------------------

Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management assumed sub-advisory duties September 1, 1999. WMA was added as a co-sub-adviser effective January 1, 2002.

                                  (BAR CHART)


1995                                             47.86%
1996                                             19.37%
1997                                             21.00%
1998                                             18.14%
1999                                              7.39%
2000                                             (6.29)%
2001                                            (15.27)%
2002                                            (22.13)%
2003                                             26.79%
2004                                              8.04%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -0.02%.


Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  -20.82%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              8.04%   -3.27%      8.66%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

GOVERNMENT SECURITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY
The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities. "Net assets" will take into account borrowing for investment purposes. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


The Fund may also invest in asset-backed securities, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars. All percentages are calculated at the time of purchase. The Fund may invest up to 5% of net assets in credit default swaps.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                                  (BAR CHART)

1995                                            17.48%
1996                                             1.91%
1997                                             8.91%
1998                                             8.96%
1999                                            (2.78)%
2000                                            12.90%
2001                                             6.78%
2002                                            12.03%
2003                                             1.15%
2004                                             3.44%


---------------


For the year-to-date through June 30, 2005, the Fund's return was 2.85%.


Best quarter:  6.54%, quarter ending September 30, 2002


Worst quarter:  -2.90%, quarter ending June 30, 2004


This table compares the Fund's average annual returns to the returns of the Lehman Brothers Government Bond Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.44%    7.16%     6.92%
Lehman Bros. Govt. Bond Index         3.48%    7.48%     7.46%
----------------------------------------------------------------


The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

GROWTH & INCOME FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. VALIC assumed management of the Fund effective February 22, 1999. SAAMCo assumed sub-advisory duties effective January 1, 2002.


                                  (BAR CHART)

1995                                             31.86%
1996                                             23.32%
1997                                             23.83%
1998                                             14.56%
1999                                             22.83%
2000                                            (10.86)%
2001                                            (10.08)%
2002                                            (21.52)%
2003                                             22.66%
2004                                             10.72%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -1.09%.


Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.72%   -3.10%      9.24%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

HEALTH SCIENCES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). "Net assets" will take into account borrowing for investment purposes. While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and medium-capitalization companies.


The Fund's sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of any one company could impact a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund's share price include:

-  increased competition within the health care industry;

-  changes in legislation or government regulations;

-  reductions in government funding;

-  product liability or other litigation;

-  the obsolescence of popular products; and

-  changes in investor perception regarding the sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.


Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and S&P 500 Healthcare Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                            (8.18)%
2002                                           (27.64)%
2003                                            36.99%
2004                                            15.39%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -2.89%.


Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  -24.27%, quarter ending March 31, 2001


This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Healthcare Index for the periods shown.

------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR      (11/1/2000)
-----------------------                 ------    ---------------
The Fund                                15.39%          1.24%
S&P 500(R) Index                        10.88%         -2.33%
S&P 500 Healthcare Index                 1.68%         -2.60%
-----------------------------------------------------------------



Effective September 19, 2005, the S&P Healthcare Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The S&P Global Industry Classification Standard Health Care Sector

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The second regroups companies primarily involved in the research, development, production and marketing or pharmaceuticals and biotechnology products.



The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INCOME & GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund's sub-adviser utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the sub-adviser uses, the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described above, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500(R) Index.


The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity equivalent securities, foreign securities, short-term securities and non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risks of these types of investments.


The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index, the S&P 500(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------



Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)

2001                                            (8.37)%
2002                                           (19.58)%
2003                                            29.21%
2004                                            12.81%


---------------


For the year-to-date through June 30, 2005, the Fund's return was 0.36%.


Best quarter:  16.25%, quarter ending June 30, 2003

Worst quarter:  -17.09%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                12.81%        1.25%
S&P 500(R) Index                        10.88%       -0.77%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INFLATION PROTECTED FUND


Fact Sheet

--------------------------------------------------------------------------------


INVESTMENT ADVISER


VALIC



INVESTMENT SUB-ADVISER


AIG Global Investment Corp. ("AIGGIC")



INVESTMENT OBJECTIVE


The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure.



INVESTMENT STRATEGY


The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. "Net assets" will take into account borrowing for investment purposes.



Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security's principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers ("CPI-U") with respect to domestic issuers. Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds ("TIPS"), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.



Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.



The Fund's share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.



The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poors Ratings Services, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated C or higher by Moody's or CC or higher by S&P or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.



The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities provided such investments in derivative instruments are consistent with the Fund's investment policy. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).



INVESTMENT RISK


As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving possible increases in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.



Call Risk: During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. In the event a bond is called, the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.



Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.



Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

INFLATION PROTECTED FUND

--------------------------------------------------------------------------------


Derivatives Risk: Investment in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.



Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.



Liquidity Risk: The market for inflation protected fixed income securities is relatively new and is still developing. For this reason, the market may at times, have relatively low trading volume, which could result in lower liquidity and increased volatility.



Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities. When interest rates rise, the value of fixed income securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.



Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.



Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Fund paid.



Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.



Non-Mortgage Asset-Backed Securities Risk: Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivable may be insufficient to support the payments on the securities.



Risks of Indexing Methodology: There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the Untied States. If the market perceives that the adjustment mechanism of an inflation-indexed security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

INFLATION PROTECTED FUND

--------------------------------------------------------------------------------


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.



PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Performance information is not available, since this is a new Fund. The Fund's inception date was December 20, 2004.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%
2003                                             29.64%
2004                                             17.86%

---------------


For the year-to-date through June 30, 2005, the Fund's return was -1.26%.


Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             17.86%   -4.35%     4.04%
EAFE Index                           20.25%   -1.13%     5.62%
----------------------------------------------------------------


The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

INTERNATIONAL GOVERNMENT BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. "Net assets" will take into account borrowing for investment purposes. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.

The Fund will use a blend of the JP Morgan Government Bond Index Plus and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. in the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of its benchmark index as well as the components of such benchmark, the JPMorgan Government Bond Index Plus and the JPMorgan Emerging Markets Bond Index Plus. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


1995                                             18.81%
1996                                              4.40%
1997                                             (4.84)%
1998                                             17.10%
1999                                             (5.95)%
2000                                             (3.86)%
2001                                             (1.88)%
2002                                             17.38%
2003                                             19.41%
2004                                             10.64%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -1.17%.


Best quarter:  13.39%, quarter ending March 31, 1995

Worst quarter:  -5.92%, quarter ending March 31, 1997

This table compares the Fund's average annual returns to the returns of the blended index and each of its components. The blended index consists of the JP Morgan Government Bond Index Plus (GBI+) (70%) and the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%).


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.64%    7.91%      6.64%
GBI+                                 10.80%    9.28%      8.07%
EMBI+                                11.77%   13.55%     15.06%
Blended Index                        11.14%   10.70%     10.48%
----------------------------------------------------------------


GBI+ measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues. EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

INTERNATIONAL GROWTH I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

American Century Global Investment Management, Inc.   ("American Century")


A I M Capital Management, Inc. ("AIM")


Massachusetts Financial Services Company ("MFS")


INVESTMENT OBJECTIVE
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

INVESTMENT STRATEGIES

Each of the Fund's sub-advisers uses a proprietary investment strategy that they developed to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser's investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. Equity securities include common stock, preferred stock and equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts.



Generally, their strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.



In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.



The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund may also invest a portion of its assets in forward currency exchange contracts, short-term securities, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.



Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund's assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.



In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund's assets will be invested primarily in at least three developed countries (excluding the United States).



The Fund may also invest up to 20% of its net assets in the securities of emerging market (non-developed) countries. Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.



The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs. The Fund's investments may include securities traded in the over-the-counter markets.



INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and corresponding greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.


Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.


Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East ("EAFE") Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


As of June 20, 2005, AIM and MFS became sub-advisers to the Fund. American Century manages approximately 50% of the Fund's assets and AIM and MFS each manage approximately 25% of the Fund's assets. The percentage of the Fund's assets that each sub-adviser manages may, at VALIC's discretion, change from time-to-time.



                         (BAR CHART)

2001                                           (26.03)%
2002                                           (18.28)%
2003                                           25.42%
2004                                           15.61%

---------------


For the year-to-date through June 30, 2005, the Funds return was -1.70%.


Best quarter:  16.07%, quarter ending June 30, 2003

Worst quarter:  -18.92%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                15.61%       -3.39%
EAFE Index                              20.25%        2.59%
----------------------------------------------------------------


The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

LARGE CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY
The Fund pursues long-term growth by normally investing at least 80% of its net assets in common stocks of well-established, high-quality growth companies. "Net assets" will take into account borrowing for investment purposes. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and Russell 1000(R) Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, Founders Asset Management LLC was the sub-adviser of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                  (BAR CHART)


2001                                         (23.19)%
2002                                         (28.13)%
2003                                           26.09%
2004                                            5.29%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -3.14%.


Best quarter:  13.51%, quarter ending December 31, 2001

Worst quarter:  -21.74%, quarter ending March 31, 2001


This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and Russell 1000(R) Growth Index for the periods shown.

------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                 5.29%       -9.81%
S&P 500(R) Index                        10.88%       -0.77%
Russell 1000(R) Growth Index             6.30%       -8.27%
----------------------------------------------------------------



Effective September 19, 2005, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

LARGE CAPITAL GROWTH FUND


Fact Sheet

--------------------------------------------------------------------------------


INVESTMENT ADVISER


VALIC



INVESTMENT SUB-ADVISERS


A I M Capital Management, Inc. ("AIM")


AIG SunAmerica Asset Management Corp. ("SAAMCo")



INVESTMENT OBJECTIVE


The Fund seeks to provide long-term growth of capital.



INVESTMENT STRATEGY


The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. "Net assets" will take into account borrowing for investment purposes. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. As of June 24, 2005, the Russell 1000 Index had a total market capitalization range of approximately $1.8 billion to $386.9 billion. The Fund may invest up to 25% of its total assets in foreign securities.



The Fund's sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.



AIM and SAAMCo each manage approximately 50% of the assets of the Fund.



INVESTMENT RISK


As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.



Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.



Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.



Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.



Growth Stock Risk: Even well-established growth stock can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in share price declines.



Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.



Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or

LARGE CAPITAL GROWTH FUND

--------------------------------------------------------------------------------


heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.



PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Performance information is not available, since this is a new Fund. The Fund's inception date is December 20, 2004.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)


1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%
2003                                             35.12%
2004                                             16.05%


---------------


For the year-to-date through June 30, 2005, the Fund's return was 3.69%.


Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             16.05%    9.03%     15.72%
S&P MidCap 400(R) Index              16.48%    9.54%     16.10%
----------------------------------------------------------------


The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)


Fact Sheet

--------------------------------------------------------------------------------


INVESTMENT ADVISER


VALIC



INVESTMENT SUB-ADVISERS


Morgan Stanley Investment Management Inc. d/b/a Van


  Kampen ("Van Kampen")


Brazos Capital Management, LP ("Brazos Capital")



INVESTMENT OBJECTIVE


The Fund seeks long-term capital growth.



INVESTMENT STRATEGY


The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies.



The sub-advisers' process follows a flexible investment program in seeking to achieve the Fund's investment objective. The sub-advisers focus on companies they believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the sub-advisers study company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid cap companies. "Net assets" will take into account borrowing for investment purposes. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization
(1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index"). The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of July 31, 2005, the market capitalization range of the Mid Cap Index was approximately between $950 million and $15.2 billion.



The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPO's. There is no guarantee that as assets of the Fund grow the Fund will be able to experience significant improvement in performance by investing in IPO's. The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.



Van Kampen and Brazos Capital each manage approximately 50% of the assets of the Fund.



INVESTMENT RISK


As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:



Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.



Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.



Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.



Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.



IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)

--------------------------------------------------------------------------------


companies have fluctuated in significant amounts over short periods of time.



Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.



Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.



PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Performance information is not available since this is a new Fund. The Fund's inception date is December 20, 2004.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%
2003                                              0.60%
2004                                              0.80%


---------------


For the year-to-date through June 30, 2005, the Fund's return was 1.07%.


Best quarter:  1.54%, quarter ending December 31, 2000


Worst quarter:  0.12%, quarter ending March 31, 2004


This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             0.80%     2.44%     3.78%
30 Day CD Rate                       0.93%     2.19%     3.43%
----------------------------------------------------------------

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund's net assets in companies that are listed in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


2001                                            (32.48)%
2002                                            (38.26)%
2003                                             49.28%
2004                                             10.05%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -8.10%.


Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the Nasdaq-100(R) Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR     (10/1/2000)
-----------------------                 ------   ---------------
The Fund                                10.05%       -16.95%
Nasdaq-100(R) Index                     10.75%       -16.82%
----------------------------------------------------------------


The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

More about the Nasdaq-100(R) Index: To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100(R) Index to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100(R) Index which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100(R) Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC


INVESTMENT SUB-ADVISERS


RCM Capital Management LLC ("RCM")
T. Rowe Price Associates, Inc. ("T. Rowe Price")


INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. "Net assets" will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:


- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;


- chemicals and synthetic materials;



- defense and aerospace;



- nanotechnology;



- energy equipment and services; and



- electronic manufacturing services.



Stock selection generally reflects a growth approach based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings ("IPOs"), and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.



While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.



The Fund has the ability to invest in short positions of exchange traded funds ("ETFs") and in short positions of individual securities, in aggregate, up to 10% of total assets.


In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.


IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and S&P 500 Information Technology. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.



This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


RCM assumed co-sub-advisory duties effective September 19, 2005.



                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%
2002                                           (40.21)%
2003                                            51.47%
2004                                             0.79%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -3.59%.


Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001


This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Information Technology for the periods shown.



----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004       1 YEAR   5 YEARS     (4/29/1994)
-----------------------       ------   -------   ---------------
The Fund                       0.79%   -18.77%        6.67%
S&P 500(R) Index              10.88%    -2.30%       12.07%
S&P 500 Information
  Technology                   2.56%   -16.17%       13.02%
----------------------------------------------------------------



Effective September 19, 2005, the S&P 500 Information Technology Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The S&P Global Industry Classification Standard Information Technology Sector covers the following general areas: firstly, Technology Software & Services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.



The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
American Century Investment Management, Inc. ("American Century")
Franklin Portfolio Associates, LLC ("Franklin Portfolio")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of net assets in stocks of small companies. "Net assets" will take into account borrowing for investment purposes. A company is considered a "small" company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000(R) Index or the S&P SmallCap 600(R) Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000(R) and S&P SmallCap 600(R) Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000(R) and S&P SmallCap 600(R) Indices are subject to change. If the companies in which the Fund invests are successful, these companies may grow into medium- and large-cap companies. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.


Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company's price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.


The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% of total assets in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may also purchase futures and options, in keeping with Fund objectives.

In pursuing its investment objective, each of the Fund's sub-advisers has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public

SMALL CAP FUND
--------------------------------------------------------------------------------

companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Founders Asset Management, LLC was a co-sub-adviser of the Fund. American Century and Franklin Portfolio assumed sub-advisory duties effective June 21, 2004.

                                  (BAR CHART)


2001                                            (5.01)%
2002                                            (23.38)%
2003                                            36.39%
2004                                            19.01%


---------------


For the year-to-date through June 30, 2005, the Fund's return was -0.18%.


Best quarter:  22.61%, quarter ending December 31, 2001

Worst quarter:  -21.46%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the aforementioned indices for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                19.01%        3.12%
Russell 2000(R) Index                   18.33%        9.30%
----------------------------------------------------------------



The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 24, 2005, the average market capitalization was approximately $664.9 million. The largest company had an approximate market capitalization of $1.8 billion.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%
2002                                           (20.82)%
2003                                            46.46%
2004                                            17.89%

---------------


For the year-to-date through June 30, 2005, the Fund's return was -1.38%.


Best quarter:  23.21%, quarter ending June 30, 2003

Worst quarter:  -21.41%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.


------------------------------------------------------------------
AS OF DECEMBER 31, 2004               1 YEAR    5 YEARS   10 YEARS
-----------------------               ------    -------   --------
The Fund                              17.89%     6.14%     11.32%
Russell 2000(R) Index                 18.33%     6.61%     11.54%
------------------------------------------------------------------



The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 24, 2005, the average market capitalization was approximately $665 million. The largest company had an approximate market capitalization of $1.8 billion.


The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

SOCIAL AWARENESS FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large capitalization companies.


The Fund does not invest in companies that are significantly engaged:



-  in the production of nuclear energy;



-  in the manufacture of military weapons or delivery systems;



-  in the manufacture of alcoholic beverages or tobacco products;



-  in the operation of gambling casinos;



- in business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);



- in labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or



- in significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.


INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of U.S. companies meeting the Fund's social criteria. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.

To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Investor Responsibility Research Center (IRRC), and special magazines and papers that publish this type of information.

Since the Fund's definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            38.96%
1996                                            23.99%
1997                                            33.85%
1998                                            27.30%
1999                                            18.64%
2000                                           (10.37)%
2001                                           (11.38)%
2002                                           (23.44)%
2003                                            28.45%
2004                                            10.59%

---------------


For the year-to-date through June 30, 2005, the Fund's return was -1.16%.


Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  -17.06%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------


AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.59%   -2.88%     11.65%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

STOCK INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%
2003                                            28.20%
2004                                            10.51%

---------------


For the year-to-date through June 30, 2005, the Fund's return was -1.00%.


Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------


AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.51%   -2.64%     11.75%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
OppenheimerFunds, Inc. ("Oppenheimer")

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

INVESTMENT STRATEGY
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

The sub-adviser will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities and debt instruments, securities of foreign issuers (up to 25%) and exchange traded funds.

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Market Risk: As with all equity funds, the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Value Style Risk: Companies the sub-adviser believes are undergoing positive change and whose stock is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser's assessment of a company's prospectus is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value the sub-adviser has placed on it.

VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and Russell 1000 Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Putnam Investment Management, LLC was the sub-adviser to the Fund. Oppenheimer assumed sub-advisory duties effective June 21, 2004.

                                  (BAR CHART)

2002                                            (19.57)%
2003                                             25.98%
2004                                             16.30%

---------------


For the year-to-date through June 30, 2005, the Fund's return was 1.79%.


Best quarter:  17.65%, quarter ending June 30, 2003

Worst quarter:  -18.19%, quarter ending September 30, 2002


This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and the Russell 1000(R) Value Index for the periods shown.

------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/31/2001)
-----------------------                 ------   ---------------
The Fund                                16.30%        5.62%
S&P 500(R) Index                        10.88%        3.58%
Russell 1000 Value Index                16.49%        8.57%
----------------------------------------------------------------



Effective September 19, 2005, the Russell 1000 Value Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                 ASSET        BLUE CHIP       CAPITAL          CORE        GOVERNMENT   GROWTH &     HEALTH
                               ALLOCATION     GROWTH(1)    CONSERVATION    EQUITY(1)(3)    SECURITIES   INCOME(1)   SCIENCES
                              ------------   -----------   -------------   -------------   ----------   ---------   --------
Management Fees.............     0.50%          0.80%          0.50%           0.77%         0.50%        0.75%      1.00%
Other Expenses..............     0.15%          0.30%          0.20%           0.13%         0.16%        0.15%      0.17%
Total Fund Operating
  Expenses..................     0.65%          1.10%          0.70%           0.90%         0.66%        0.90%      1.17%
Expense Reimbursement.......     0.00%          0.00%          0.00%           0.05%         0.00%        0.05%      0.00%
Net Expenses................     0.65%          1.10%(2)       0.70%           0.85%(2)      0.66%        0.85%      1.17%(2)

                              INCOME &
                              GROWTH(1)
                              ---------
Management Fees.............    0.77%
Other Expenses..............    0.14%
Total Fund Operating
  Expenses..................    0.91%
Expense Reimbursement.......    0.08%
Net Expenses................    0.83%


                                                             INTERNATIONAL   INTERNATIONAL                     LARGE
                               INFLATION     INTERNATIONAL    GOVERNMENT        GROWTH        LARGE CAP       CAPITAL      MID CAP
                              PROTECTED(1)     EQUITIES          BOND           I(1)(3)      GROWTH(1)(3)   GROWTH(1)(3)    INDEX
                              ------------   -------------   -------------   -------------   ------------   ------------   -------
Management Fees.............     0.50%           0.35%           0.50%           0.93%          0.87%          0.69%        0.28%
Other Expenses..............     1.77%           0.32%           0.19%           0.33%          0.13%          1.98%        0.12%
Total Fund Operating
  Expenses..................     2.27%           0.67%           0.69%           1.26%          1.00%          2.67%        0.40%
Expense Reimbursement.......     1.62%           0.00%           0.00%           0.25%          0.10%          1.87%        0.00%
Net Expenses................     0.65%           0.67%           0.69%           1.01%          0.90%          0.80%        0.40%

                               MID CAP
                              STRATEGIC
                              GROWTH(1)
                              ---------
Management Fees.............    0.70%
Other Expenses..............    1.98%
Total Fund Operating
  Expenses..................    2.68%
Expense Reimbursement.......    1.83%
Net Expenses................    0.85%


                                 MONEY         NASDAQ-
                                 MARKET        100(R)        SCIENCE &         SMALL       SMALL CAP    SOCIAL      STOCK
                                I(1)(3)         INDEX      TECHNOLOGY(3)     CAP(1)(3)       INDEX     AWARENESS    INDEX
                              ------------   -----------   -------------   -------------   ---------   ---------   -------
Management Fees.............     0.50%          0.40%          0.87%           0.89%         0.33%       0.50%      0.26%
Other Expenses..............     0.11%          0.25%          0.13%           0.15%         0.13%       0.13%      0.12%
Total Fund Operating
  Expenses..................     0.61%          0.65%          1.00%           1.04%         0.46%       0.63%      0.38%
Expense Reimbursement.......     0.06%          0.00%          0.00%           0.09%         0.00%       0.00%      0.00%
Net Expenses................     0.55%          0.65%          1.00%(2)        0.95%         0.46%       0.63%      0.38%


                              VALUE(1)
                              --------
Management Fees.............   0.78%
Other Expenses..............   0.61%
Total Fund Operating
  Expenses..................   1.39%
Expense Reimbursement.......   0.09%
Net Expenses................   1.30%


---------------


(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.



(2) Through a commission recapture program a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 1.09%, 0.84%, 1.16% and 1.02% for the Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund and the Science & Technology Fund, respectively.



(3) The Fund's Management Fees were reduced effective October 1, 2005. Prior to October 1, 2005, the Annual Fund Operating Expenses for the Funds were as follows:



                                                   CORE    INTERNATIONAL   LARGE CAPITAL   SCIENCE &    SMALL
                                                  EQUITY     GROWTH I         GROWTH       TECHNOLOGY    CAP
                                                  -----------------------------------------------------------
Management Fees.................................  0.80%        0.96%           0.75%         0.90%      0.90%
                                                  -----------------------------------------------------------
Other Expenses..................................  0.13%        0.33%           1.98%         0.13%      0.15%
                                                  -----------------------------------------------------------
Total Fund Expenses.............................  0.93%        1.29%           2.73%         1.03%      1.05%
                                                  -----------------------------------------------------------
Expense Reimbursement...........................  0.08%        0.28%           1.88%         0.00%      0.10%
                                                  -----------------------------------------------------------
Net Expenses....................................  0.85%        1.01%           0.85%         1.03%      0.95%
                                                  -----------------------------------------------------------



   The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Large Cap Growth, 0.96%; Large Capital Growth, 0.85%; and Money Market I, 0.56%.

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Asset Allocation............................................   $ 66      $208      $  362      $  810
Blue Chip Growth............................................   $112      $350      $  606      $1,340
Capital Conservation........................................   $ 72      $224      $  390      $  871
Core Equity.................................................   $ 87      $282      $  494      $1,103
Government Securities.......................................   $ 67      $211      $  368      $  822
Growth & Income.............................................   $ 87      $282      $  494      $1,103
Health Sciences.............................................   $119      $372      $  644      $1,420
Income & Growth.............................................   $ 85      $282      $  496      $1,112
Inflation Protected.........................................   $ 66      $553      $1,067      $2,479
International Equities......................................   $ 68      $214      $  373      $  835
International Government Bond...............................   $ 70      $221      $  384      $  859
International Growth I......................................   $103      $575      $  668      $1,501
Large Cap Growth............................................   $ 92      $308      $  543      $1,216
Large Capital Growth........................................   $ 82      $651      $1,247      $2,864
Mid Cap Index...............................................   $ 41      $128      $  224      $  505
Mid Cap Strategic Growth....................................   $ 87      $658      $1,256      $2,877
Money Market I..............................................   $ 56      $189      $  334      $  756
Nasdaq-100(R) Index.........................................   $ 66      $208      $  362      $  810
Science & Technology........................................   $102      $318      $  552      $1,225
Small Cap...................................................   $ 97      $322      $  565      $1,263
Small Cap Index.............................................   $ 47      $148      $  258      $  579
Social Awareness............................................   $ 64      $202      $  351      $  786
Stock Index.................................................   $ 39      $122      $  213      $  480
Value.......................................................   $132      $431      $  752      $1,661



The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.


All of the Funds except Health Sciences, Inflation Protected Fund, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.


EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

--------------------------------------------------------------------------------

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).


Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.


For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time

--------------------------------------------------------------------------------

deposits and repurchase agreements not maturing within seven days and restricted securities.


A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.


LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain

--------------------------------------------------------------------------------

tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

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ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

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THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.

A I M CAPITAL MANAGEMENT, INC.


AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

BRAZOS CAPITAL MANAGEMENT, LP

FRANKLIN PORTFOLIO ASSOCIATES, LLC
OPPENHEIMERFUNDS, INC.

RCM CAPITAL MANAGEMENT LLC

T. ROWE PRICE ASSOCIATES, INC.

VAN KAMPEN

WM ADVISORS, INC.
WELLINGTON MANAGEMENT COMPANY, LLP

Asset Allocation Fund
Capital Conservation Fund
Government Securities Fund

Inflation Protected Fund

International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100(R) Index Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")

70 Pine Street, New York, New York 10270



AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2005, AIGGIG managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. These figures do not include assets sub-advised to third party managers.



Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.



Investment decisions for the Asset Allocation Fund are made by a team including James O. Kurtz (Team Coordinator), Greg Braun, Timothy Campion, Raphael Davis, Michael Kelly, Thomas Reeg and Robert Simmons. Mr. Kurtz joined AIGGIG with the acquisition of American General Investment Management ("AGIM") in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIGGIG. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIGGIG's traditional and enhanced equity products. Prior to AIGGIG, Mr. Kurtz worked at Sears Investment Management Co. (SIMCO), the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Greg Braun joined AIGGIG with the acquisition of AGIM in 2001. Mr. Braun is responsible for co-management of high-yield mutual funds and CBOs. He was previously group head for cyclical industry research and responsible for research in industrial credits such as home construction, packaging and paper. Prior to joining AGIM in 1996, he worked at Principal Mutual Life Insurance Company in its private placements department with three years in Principal Mutual's workout group and three years in its industrial group's private placement organization. Timothy Campion joined AIGGIG in 1999. He is a Portfolio Manager responsible for enhanced index products. Prior to joining AIGGIG, Mr. Campion spent three years in Boston at Mellon Trust in the Mutual Fund group. Raphael Davis is responsible for trading and portfolio management of AIG's $17 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIGGIG with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM's MBS, asset-backed securities, and money-market portfolios. Prior to joining AGIM, Mr. Davis was a Portfolio Sales Specialist at the Resolution Trust Corporation where he analyzed and traded various agency and whole-loan mortgage securities, as well as high-yield fixed income, money-market securities and equities. Michael Kelly joined AIGGIG in 1999. He is a Managing Director and Head of U.S. Equities and the lead Portfolio Manager for both U.S. large-cap value and growth equities. Prior to joining AIGGIG, Mr. Kelly spent 15 years with JP Morgan Investment Management. Thomas Reeg joined AIGGIG in 2002 and is responsible for co-management of high yield mutual fund portfolios. He also coordinates research in the gaming sector. Prior to joining AIGGIG, Mr. Reeg was a senior research analyst covering telecommunications, casino, lodging and leisure sectors at Bank One Capital Markets. Robert Simmons joined AIGGIG in 2003. He is a Vice President and Head of U.S. Equity Research and the analyst covering U.S. Financials. Prior to joining AIGGIG, he spent nine years at ARK Asset Management.



Investment decisions for the Capital Conservation Fund are made by a team including Greg Braun, Raphael Davis, Thomas Reeg and Robert Vanden Assem. Please see above for biographies for Messrs. Braun, Davis and Reeg. Robert Vanden Assem joined AIGGIG in 2001 and is responsible for the portfolio management of AIGGIG's high grade total rate of return portfolio, collateralized debt obligations (CDOs) and affiliated accounts. Prior to joining AIGGIG, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets.



Investment decisions for the Government Securities Fund are made by a team including Raphael Davis and Robert Vanden Assem. Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem. Please see above for biographies for Messrs. Davis and Vanden Assem.


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Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Lan Cai joined AIGGIG in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing enhanced index portfolios through merger and acquisition related risk arbitrage. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Prior to joining AIGGIG, Ms. Cai was Director of Financial Product Research and Development at the Chicago Mercantile Exchange beginning in 1996. Shinichi Haneda joined AIGGIG with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. He joined Chiyoda Life in 1998. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIGGIG. John P. Toohey is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIGGIC Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Messrs. Campion and Kurtz.



Investment decisions for the International Government Bond Fund are made by a team including Anthony King and Rajeev Mittal. Anthony King joined AIGGIG in 2000 and is a Vice President and Senior Investment Manager responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIGGIG, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King's financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. Rajeev Mittal joined AIGGIG in 1992 and is Head of Emerging Market Debt. Mr. Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies.



Investment decisions for the Mid Cap Index, Nasdaq-100 Index and Small Cap Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.



Investment decisions for the Stock Index Fund are made by a team including James
O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Robert Simmons and John
P. Toohey. Please see above for biographies of each of the team members.



Investment decisions for the Social Awareness Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion, Michael Kelly and Robert Simmons. Magali Azema-Barac joined AIGGIG in 2001 as Vice President and as the lead portfolio manager for AIGGIG's quantitative equity portfolios. From September 1999 she was Vice President and Head of Equity at AGIM. Please see above for biographies of each of the team members.


Growth & Income Fund
Large Cap Growth Fund

Large Capital Growth Fund

Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311


SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.



The Large Cap Growth Fund and the Large Capital Growth Fund is managed by a team supervised by Francis D. Gannon. The Growth & Income Fund is managed by Mr. Gannon and Steven A. Neimeth. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SAAMCo as a portfolio manager in April 2004. Prior to joining SAAMCo, Mr. Neimeth was a portfolio manager of The Nueberger Berman Large-Cap Value Fund since 2003. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.


SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.


International Growth I Fund


Large Capital Growth Fund



A I M CAPITAL MANAGEMENT, INC. ("AIM")


11 Greenway Plaza, Suite 100, Houston, Texas 77046



AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $29 billion as of June 30, 2005.



Approximately 50% of the assets of the Large Capital Growth Fund are managed by AIM which uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the portion of the Fund's portfolio allocated to AIM are Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Kelling and Shoss have each been associated with AIM and/or its affiliates since 1995.


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They are assisted by the AIM Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.



Effective June 20, 2005, approximately 25% of the assets of the International Growth I Fund is managed by AIM, which uses a team approach to investment management.



Members of the investment team for the International Growth I Fund include Clas
G. Olson (lead manager with respect to Europe and Canada investments), Senior Portfolio Manager; Jason T. Holzer (co-lead manager), Senior Portfolio Manager; Barrett K. Sides, Senior Portfolio Manager; Shuxin (Steve) Cao, Portfolio Manager; and Matthew W. Dennis, CFA, Portfolio Manager. Mr. Olson joined AIM in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. Mr. Holzer joined AIM in 1996 as a senior analyst and assumed his present duties in 1999. Mr. Sides joined AIM in 1990 as portfolio administrator and was promoted to his current position in 1993. Mr. Cao joined AIM in 1997 as an international equity analyst with a focus on Asia (Ex-Japan) until assuming his present duties in 1999. Mr. Dennis joined AIM in 2000 as a senior portfolio analyst until assuming his current duties in 2003. Prior thereto, he was a member of ABN AMRO's global equity strategy desk.



The lead managers generally have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which the lead managers may perform these functions and the nature of these functions may change from time to time. The team is assisted by AIM's Asia Pacific/Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.


Income & Growth Fund
International Growth I Fund
Small Cap Fund


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AND AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. (COLLECTIVELY, "AMERICAN CENTURY")

4500 Main Street, Kansas City, Missouri 64111


American Century has been managing mutual funds since 1958. It managed over $98 billion in assets under management as of June 30, 2005.



The daily management of the Income & Growth Fund is directed by the following team of portfolio managers: Kurt Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and also has managed the quantitative equity research effort. He became a portfolio manager in March 1998. John Schniedwind, Chief Investment Officer -- Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He became a portfolio manager in June 1997. Zili Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995. He became a portfolio manager in 2002. He also manages the quantitative research team.



The daily management of the International Growth Fund I is directed by the following team of portfolio managers: Michael M. Perelstein, Vice President and Senior Portfolio Manager, joined American Century in October 2004. Prior to joining American Century, he was chief investment officer and managing partner with Ellis Island Partners LLC from May 2002 to October 2004 and executive vice president and head of international equities with Schroder Investment Management from January 1997 to May 2002. Keith Creveling, Vice President and Portfolio Manager, joined American Century in October 1999 and became a portfolio manager in April 2002.



The daily management of the Small Cap Fund is directed by the following team of portfolio managers: William Martin, Senior Vice President and Senior Portfolio Manager joined American Century in 1989 and became a portfolio manager in April 1991. Thomas P. Vaiana, Portfolio Manager joined American Century in February 1997 and became a portfolio manager in August 2000. Wilhelmine von Turk, Vice President and Portfolio Manager, joined American Century in November 1995 and became a portfolio manager in February 2000.



Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund's investment objective and strategy.



Mid Cap Strategic Growth Fund



BRAZOS CAPITAL MANAGEMENT, LP ("BRAZOS CAPITAL")


5949 Sherry Lane, Suite 1600, Dallas, Texas 75225



Brazos Capital is an SEC registered investment adviser whose principal place of business is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is an indirect majority-owned subsidiary of AIG. Brazos Capital has provided investment management services to institutional clients since 1983. As of June 30, 2005, Brazos Capital had approximately $429 million in assets under management.



Approximately 50% of the assets of the Mid Cap Strategic Growth Fund are managed by a team of seven portfolio managers.



The team members are Michael S. Allocco, Jamie Cuellar, CFA, Andre Gatien, CFA, Brian Graeme, CFA, Tom Musick, CFA, Eivind Olsen, CFA and Wayne Willems, CFA.


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Mr. Allocco joined Brazos as a Portfolio Manager in 2003 and has ten years industry experience. Mr. Cuellar joined Brazos in 2000 and has eleven years industry experience. Mr. Gatien joined Brazos in 2000 and has twelve years industry experience. Mr. Graeme joined Brazos in 1999 and has nine years industry experience. Mr. Musick joined Brazos in 1983 and has twenty-one years experience. Mr. Olsen joined Brazos in 1998 and has nine years industry experience. Mr. Willems joined Brazos in 1983 and has thirty-four years industry experience.


Small Cap Fund

FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FRANKLIN PORTFOLIO")
One Boston Place, 29th Floor, Boston, Massachusetts 02108


Franklin Portfolio has been managing assets on behalf of institutional clients since 1982. As of June 30, 2005, Franklin Portfolio had approximately $28.6 billion in assets under management. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation and has no affiliation to Franklin/Templeton Group of Funds or Franklin Resources, Inc. A team of investment professionals at Franklin Portfolio, led by John S. Cone, its Chief Executive Officer and President, will be involved in the investment management of the portion of the assets of the Small Cap Fund allocated to Franklin. Mr. Cone, a Portfolio Manager, has been with Franklin since its inception in 1982.



International Growth I Fund



MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")


500 Boylston Street, Boston, MA 02116



MFS is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. As of June 30, 2005, MFS had approximately $150 billion in assets under management. Effective June 20, 2005, MFS will manage approximately 25% of the assets of the International Growth I Fund using a team of portfolio managers. The team is comprised of David
R. Mannheim and Marcus Smith, each a Senior Vice President of MFS. Mr. Mannheim has been employed with MFS since 1988. Mr. Smith has been employed with MFS since 1994. They will have joint responsibility for making day-to-day investment decisions on behalf of MFS' portion of the Fund's assets.


Value Fund

OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")
Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008


Oppenheimer has been an investment adviser since 1960. As of June 30, 2005, Oppenheimer and its subsidiaries and controlled affiliates managed more than $180 billion in assets including Oppenheimer funds with more than 7 million shareholders.



Day-to-day responsibility for managing the Value Fund is directed by Christopher Leavy. Mr. Leavy is the head of Oppenheimer's Value Equity Investment Team is a Senior Vice President and Portfolio Manager for Oppenheimer and its Value Fund. Mr. Leavy also co-manages other Oppenheimer funds. Before joining Oppenheimer in 2000, Mr. Leavy was a Vice President and Portfolio Manager at Morgan Stanley Dean Witter (from 1997).



Science & Technology Fund



RCM CAPITAL MANAGEMENT, LLC ("RCM")


4 Embarcadero Center


San Francisco, California 94111



RCM is an indirect wholly owned subsidiary of Allianz Global Investors ("AGI"). In turn, AGI is owned by Allianz AG. As of June 30, 2005, RCM had approximately $20.3 billion in total assets under management and advice.



The Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM's technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.


Small Cap Fund
Blue Chip Growth Fund
Health Sciences Fund
Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202


T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation's leading no-load fund managers. As of June 30, 2005, T. Rowe Price and its affiliates had $244.8 billion in assets under management.



The Science & Technology Fund is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He also is chairman of the investment advisory committees for the T. Rowe Price Science & Technology Fund and the T. Rowe Price Developing Technologies Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.


T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment

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advisory committee, chaired by Gregory A. McCrickard, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. McCrickard has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1991.


The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.


The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998.



Mid Cap Strategic Growth Fund



VAN KAMPEN


1221 Avenue of the Americas


New York, New York 10020



Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses -- securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of June 30 ,2005, Van Kampen, together with its affiliated asset management companies, had approximately $417.6 billion in assets under management.



Approximately 50% of the assets of the Mid Cap Strategic Growth Fund is managed by the U.S. Growth Team. The U.S. Growth Team is led by Dennis Lynch, David Cohen, Alexander Norton and Sam Chainani, CFA. Mr. Lynch, Managing Director, has been with Van Kampen since 1997 and has 11 years of investment experience. Mr. Cohen, Managing Director, has been with Van Kampen since 1993 and has 18 years of investment experience. Mr. Norton, Vice President, has been with Van Kampen since 1999 and has 6 years of investment experience. Mr. Chainani, Executive Director, has been with Van Kampen since 1996 and has 5 years of investment experience.


Core Equity Fund

WM ADVISORS, INC.
1201 Third Avenue, Seattle, Washington 98101


WM Advisors, Inc. has been in the business of investment management since 1944. It is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company. As of June 30, 2005, WM Advisors, Inc. had $24.3 billion in assets under management.


Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager, manages that portion of Core Equity Fund for which WM Advisors, Inc. is responsible. Mr. Spencer has been employed by WM Advisors, Inc. and has managed several mutual funds since September 1999.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109


Since September 1, 1999, Wellington Management has been a sub-adviser for Core Equity. Wellington Management is a limited liability partnership owned entirely by 86 partners. As of June 30, 2005, Wellington Management managed approximately $484 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in Boston, Chicago, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.



Matthew E. Megargel, CFA, a Senior Vice President of Wellington Management, has served as portfolio manager of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Mr. Megargel joined the firm as an investment professional in 1983. Jeffrey L. Kripke, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001). Maya
K. Bittar, CFA, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since 1999. Michael D. Rodier, a Vice President of Wellington Management, joined the firm in 1982 and has been an investment professional since 1984. Mr. Rodier has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001.

--------------------------------------------------------------------------------


LEGAL PROCEEDINGS



On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



AIG is the indirect parent company and an affiliated person of VALIC, AIGGIC, SAAMCo and Brazos Capital. AIGGIC, SAAMCo and Brazos Capital serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo, Brazos Capital or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.



In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC, AIGGIC, SAAMCo or Brazos Capital or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC, SAAMCo and Brazos Capital will need to obtain permission from the Securities and Exchange Commission to continue to serve the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.


HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.


Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2005.



                                         ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
FUND NAME                                DAILY NET ASSETS)
---------                           ---------------------------
Asset Allocation Fund                          0.50%
Blue Chip Growth Fund                          0.80%
Capital Conservation Fund                      0.50%
Core Equity Fund                               0.80%
Government Securities Fund                     0.50%
Growth & Income Fund                           0.75%
Health Sciences Fund                           1.00%
Income & Growth Fund                           0.77%
Inflation Protected Fund                       0.50%
International Equities Fund                    0.35%
International Government Bond Fund             0.50%
International Growth I Fund                    0.96%
Large Cap Growth Fund                          0.87%
Large Capital Growth Fund                      0.75%
Mid Cap Index Fund                             0.28%
Mid Cap Strategic Growth Fund                  0.70%
Money Market I Fund                            0.50%
Nasdaq-100(R) Index Fund                       0.40%
Science & Technology Fund                      0.90%
Small Cap Fund                                 0.90%
Small Cap Index Fund                           0.33%
Social Awareness Fund                          0.50%
Stock Index Fund                               0.26%
Value Fund                                     0.78%



The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").


BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.


None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to Plans and separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Plans or insurance companies' separate accounts might be required to withdraw their investments in one or more Funds. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or Plan, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.



FREQUENT OR SHORT-TERM TRADING


The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.



The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.



Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund's junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").



Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer,

--------------------------------------------------------------------------------


including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.



You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.



Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.



SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS


The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.


HOW SHARES ARE VALUED

The net asset value per share ("NAV") for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Series Company's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.



As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.



Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.


The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.


Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------


                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005           2004           2003         2002         2001
                                                              --------       --------       --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  12.12       $  11.21       $  11.35     $  12.71     $  14.68
                                                              ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.27(d)        0.17(d)        0.25(d)      0.33         0.43
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.61           1.07          (0.12)       (1.03)       (0.79)
                                                              ----------------------------------------------------------------
  Total income (loss) from investment operations                  0.88           1.24           0.13        (0.70)       (0.36)
                                                              ----------------------------------------------------------------
Distributions from:
  Investment income                                              (0.27)         (0.19)         (0.26)       (0.33)       (0.43)
  Realized gain on securities                                    (0.45)         (0.14)         (0.01)       (0.33)       (1.18)
                                                              ----------------------------------------------------------------
  Total distributions                                            (0.72)         (0.33)         (0.27)       (0.66)       (1.61)
                                                              ----------------------------------------------------------------
Net asset value at end of period                              $  12.28       $  12.12       $  11.21     $  11.35     $  12.71
                                                              ----------------------------------------------------------------
TOTAL RETURN(a)                                                   7.31%         11.08%(e)       1.28%(e)    (5.57)%      (2.46)%
                                                              ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.65%          0.68%          0.72%        0.64%        0.58%
Ratio of expenses to average net assets(c                         0.65%          0.68%          0.72%        0.64%        0.58%
Ratio of expense reductions to average net assets                   --             --             --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.18%          1.47%          2.36%        2.71%        3.10%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.18%          1.47%          2.36%          --           --
Portfolio turnover rate                                            104%            75%           112%          71%         112%
Number of shares outstanding at end of period (000's)           15,256         15,869         14,704       15,944       16,388
Net assets at end of period (000's)                           $187,309       $192,301       $164,757     $180,925     $208,369



(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(c) Excludes, if any, expense reimbursements and expense reductions.


(d) The per share amounts are calculated using the average share method.


(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------


                                                                          YEAR ENDED MAY 31,                NOVEMBER 1, 2000*
                                                              -------------------------------------------          TO
                                                               2005        2004        2003        2002       MAY 31, 2001
                                                              -------     -------     -------     -------   -----------------
PER SHARE DATA
Net asset value at beginning of period                        $  7.89     $  6.79     $  7.26     $  8.57        $ 10.00
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.04(e)    (0.00)(e)   (0.01)(e)   (0.01)          0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.42        1.10       (0.46)      (1.29)         (1.43)
                                                              ---------------------------------------------------------------
  Total income (loss) from investment operations                 0.46        1.10       (0.47)      (1.30)         (1.41)
                                                              ---------------------------------------------------------------
Distributions from:
  Investment income                                             (0.03)         --          --       (0.01)         (0.02)
  Realized gain on securities                                      --          --          --          --             --
                                                              ---------------------------------------------------------------
  Total distributions                                           (0.03)         --          --       (0.01)         (0.02)
                                                              ---------------------------------------------------------------
Net asset value at end of period                              $  8.32     $  7.89     $  6.79     $  7.26        $  8.57
                                                              ---------------------------------------------------------------
TOTAL RETURN(a)                                                  5.81%      16.20%      (6.47)%    (15.22)%       (14.14)%
                                                              ---------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.08%       1.07%       1.24%       1.15%          0.88%(b)
Ratio of expenses to average net assets(d)                       1.10%       1.07%       1.24%       1.15%          0.88%(b)
Ratio of expense reductions to average net assets                0.01%       0.01%       0.03%       0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.47%      (0.02)%     (0.19)%     (0.17)%         0.31%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.45%      (0.02)%     (0.19)%        --             --
Portfolio turnover rate                                            42%         30%         44%         39%            70%
Number of shares outstanding at end of period (000's)           5,847       5,116       3,495       2,763          1,702
Net assets at end of period (000's)                           $48,638     $40,369     $23,728     $20,063        $14,592


CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------


                                                                                 YEAR ENDED MAY 31,
                                                              ---------------------------------------------------------
                                                               2005        2004          2003        2002        2001
                                                              -------     -------       -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.53     $ 10.04       $  9.38     $  9.34     $  8.78
                                                              ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.37(e)     0.28(e)       0.36(e)     0.52        0.58
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.19       (0.37)         0.68        0.04        0.56
                                                              ---------------------------------------------------------
  Total income (loss) from investment operations                 0.56       (0.09)         1.04        0.56        1.14
                                                              ---------------------------------------------------------
Distributions from:
  Investment income                                             (0.38)      (0.31)        (0.38)      (0.52)      (0.58)
  Realized gain on securities                                   (0.05)      (0.11)           --          --          --
                                                              ---------------------------------------------------------
  Total distributions                                           (0.43)      (0.42)        (0.38)      (0.52)      (0.58)
                                                              ---------------------------------------------------------
Net asset value at end of period                              $  9.66     $  9.53       $ 10.04     $  9.38     $  9.34
                                                              ---------------------------------------------------------
TOTAL RETURN(a)                                                  5.99%      (0.82)%(f)    11.31%       6.12%      13.35%
                                                              ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.70%       0.68%         0.70%       0.65%       0.58%
Ratio of expenses to average net assets(d)                       0.70%       0.68%         0.70%       0.65%       0.58%
Ratio of expense reductions to average net assets                  --          --            --          --          --
Ratio of net investment income (loss) to average net
  assets(c)                                                      3.83%       2.89%         3.77%       5.50%       6.35%
Ratio of net investment income (loss) to average net
  assets(d)                                                      3.83%       2.89%         3.77%         --          --
Portfolio turnover rate                                           198%        171%          218%        132%        418%
Number of shares outstanding at end of period (000's)           8,997       8,167         8,954       7,440       6,058
Net assets at end of period (000's)                           $86,903     $77,836       $89,866     $69,785     $56,560



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.


(e) The per share amounts are calculated using the average share method.


(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

CORE EQUITY FUND

--------------------------------------------------------------------------------


                                                                                    YEAR ENDED MAY 31,
                                                              --------------------------------------------------------------
                                                                2005          2004          2003         2002         2001
                                                              --------      --------      --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  11.77      $  10.12      $  11.10     $  13.36     $  23.31
                                                                   ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)       0.10(d)       0.11(d)      0.07         0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.60          1.65         (0.98)       (2.26)       (2.54)
                                                                   ---------------------------------------------------------
  Total income (loss) from investment operations                  0.76          1.75         (0.87)       (2.19)       (2.50)
                                                                   ---------------------------------------------------------
Distributions from:
  Investment income                                              (0.16)        (0.10)        (0.11)       (0.07)       (0.04)
  Realized gain on securities                                       --            --            --           --        (7.41)
                                                                   ---------------------------------------------------------
  Total distributions                                            (0.16)        (0.10)        (0.11)       (0.07)       (7.45)
                                                                   ---------------------------------------------------------
Net asset value at end of period                              $  12.37      $  11.77      $  10.12     $  11.10     $  13.36
                                                                   ---------------------------------------------------------
TOTAL RETURN(a)                                                   6.48%        17.36%        (7.79)%     (16.43)%     (11.62)%
                                                                   ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.85%         0.85%         0.85%        0.84%        0.86%
Ratio of expenses to average net assets(c)                        0.93%         0.95%         0.97%        0.93%        0.88%
Ratio of expense reductions to average net assets                 0.01%         0.01%         0.05%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.30%         0.88%         1.08%        0.55%        0.24%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.22%         0.79%         0.96%          --           --
Portfolio turnover rate                                             31%           28%           25%          64%          71%
Number of shares outstanding at end of period (000's)           43,687        51,118        55,358       61,675       68,430
Net assets at end of period (000's)                           $540,620      $601,756      $560,038     $684,642     $913,980



GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------


                                                                                      YEAR ENDED MAY 31,
                                                             --------------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
                                                             --------       --------       --------       --------       --------
PER SHARE DATA
Net asset value at beginning of period                       $   9.82          11.24       $  10.37       $  10.07       $   9.51
                                                              -------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.31(d)        0.27(d)        0.38(d)        0.51           0.58
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       0.33          (0.65)          0.95           0.30           0.56
                                                              -------------------------------------------------------------------
  Total income (loss) from investment operations                 0.64          (0.38)          1.33           0.81           1.14
                                                              -------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.32)         (0.29)         (0.39)         (0.51)         (0.58)
  Realized gain on securities                                      --          (0.75)         (0.07)            --             --
                                                              -------------------------------------------------------------------
  Total distributions                                           (0.32)         (1.04)         (0.46)         (0.51)         (0.58)
                                                              -------------------------------------------------------------------
Net asset value at end of period                             $  10.14       $   9.82       $  11.24       $  10.37       $  10.07
                                                              -------------------------------------------------------------------
TOTAL RETURN(a)                                                  6.54(e)       (3.40)%        12.99%          8.17%         12.23%
                                                              -------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.66%          0.65%          0.66%          0.63%          0.58%
Ratio of expenses to average net assets(c)                       0.66%          0.65%          0.66%          0.63%          0.58%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      3.03%          2.59%          3.54%          4.89%          5.83%
Ratio of net investment income (loss) to average net
  assets(c)                                                      3.03%          2.59%          3.54%            --             --
Portfolio turnover rate                                           216%           169%           201%            89%            84%
Number of shares outstanding at end of period (000's)          13,361         14,904         17,836         12,993         11.873
Net assets at end of period (000's)                          $135,549       $146,347       $200,412       $134,726       $119,514



(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(c) Excludes, if any, expense reimbursements and expense reductions.


(d) The per share amounts are calculated using the average share method.


(e) The Funds performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------


                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  12.87     $  11.32     $  12.87     $  14.84     $  21.04
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.19(e)      0.07(e)      0.09(e)      0.08         0.11
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.15         1.55        (1.55)       (1.75)       (2.39)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.34         1.62        (1.46)       (1.67)       (2.28)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.19)       (0.07)       (0.09)       (0.09)       (0.11)
  Realized gain on securities                                       --           --           --        (0.21)       (3.81)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.19)       (0.07)       (0.09)       (0.30)       (3.92)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  14.02     $  12.87     $  11.32     $  12.87     $  14.84
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                  10.47%       14.33%      (11.31)%     (11.36)%     (10.91)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.85%        0.85%        0.85%        0.85%        0.82%
Ratio of expenses to average net assets(d)                        0.90%        0.89%        0.91%        0.87%        0.83%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.41%        0.55%        0.82%        0.59%        0.62%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.35%        0.51%        0.76%          --           --
Portfolio turnover rate                                             74%         168%          97%         110%          65%
Number of shares outstanding at end of period (000's)           12,102       13,963       15,402       17,145       18,026
Net assets at end of period (000's)                           $169,724     $179,737     $174,359     $220,745     $267,487


HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED MAY 31,                     NOVEMBER 1, 2000*
                                                         ---------------------------------------------------           TO
                                                           2005           2004          2003          2002        MAY 31, 2001
                                                         --------       --------       -------       -------    -----------------
PER SHARE DATA
Net asset value at beginning of period                   $  10.06       $   7.98       $  7.76       $  8.93         $ 10.00
                                                         ------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                              (0.08)(e)      (0.07)(e)     (0.05)(e)     (0.04)           0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                      (0.02)          2.15          0.27         (1.13)          (1.07)
                                                         ------------------------------------------------------------------------
  Total income (loss) from investment operations            (0.10)          2.08          0.22         (1.17)          (1.06)
                                                         ------------------------------------------------------------------------
Distributions from:
  Investment income                                            --             --            --            --           (0.01)
  Realized gain on securities                               (0.47)            --            --            --              --
                                                         ------------------------------------------------------------------------
  Total distributions                                       (0.47)            --            --            --           (0.01)
                                                         ------------------------------------------------------------------------
Net asset value at end of period                         $   9.49       $  10.06       $  7.98       $  7.76         $  8.93
                                                         ------------------------------------------------------------------------
TOTAL RETURN(a)                                             (1.23)%        26.07%         2.84%(f)    (13.10)%        (10.60)%
                                                         ------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                   1.17%          1.15%         1.24%         1.22%           1.08%(b)
Ratio of expenses to average net assets(d)                   1.17%          1.15%         1.24%         1.22%           1.08%(b)
Ratio of expense reductions to average net assets            0.01%          0.03%         0.03%         0.00%           0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                 (0.80)%        (0.77)%       (0.75)%       (0.65)%         (0.03)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                 (0.80)%        (0.77)%       (0.75)%          --              --
Portfolio turnover rate                                        49%            41%           48%           70%            158%
Number of shares outstanding at end of period (000's)      15,856         15,312         9,732         7,029           2,684
Net assets at end of period (000's)                      $150,541       $154,050       $77,673       $54,514         $23,965



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.


(e) The per share amounts are calculated using the average share method.


(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                           -----------------------------------------------             TO
                                                             2005         2004         2003         2002          MAY 31, 2001
                                                           --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                         9.07     $   7.73     $   8.51     $   9.61          $  10.00
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.20(e)      0.13(e)      0.11(e)      0.08              0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                     0.80         1.34        (0.79)       (1.10)            (0.40)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations               1.00         1.47        (0.68)       (1.02)            (0.36)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.20)       (0.13)       (0.10)       (0.08)            (0.03)
  Realized gain on securities                                    --           --           --           --                --
                                                           ----------------------------------------------------------------------
  Total distributions                                         (0.20)       (0.13)       (0.10)       (0.08)            (0.03)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $   9.87     $   9.07     $   7.73     $   8.51          $   9.61
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                               11.07%       19.16%       (7.87)%     (10.58)%           (3.60)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                     0.83%        0.83%        0.83%        0.83%             0.83%(b)
Ratio of expenses to average net assets(d)                     0.91%        0.91%        0.93%        0.93%             0.87%(b)
Ratio of expense reductions to average net assets                --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                    2.05%        1.50%        1.47%        0.91%             0.79%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                    1.97%        1.43%        1.37%          --                --
Portfolio turnover rate                                          72%          71%          64%          65%               72%
Number of shares outstanding at end of period (000's)        23,445       25,344       26,008       27,664            27,197
Net assets at end of period (000's)                        $231,351     $229,928     $200,919     $235,508          $261,303



INFLATION PROTECTED FUND

--------------------------------------------------------------------------------


                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                             $ 10.00
                                                              -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                        0.20(e)
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                                1.10
                                                              -----------------
  Total income (loss) from investment operations                      0.30
                                                              -----------------
Distributions from:
  Investment income                                                  (0.13)
  Realized gain on securities                                           --
                                                              -----------------
  Total distributions                                                (0.13)
                                                              -----------------
Net asset value at end of period                                   $ 10.17
                                                              -----------------
TOTAL RETURN(a)                                                       3.00%
                                                              -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.65%(b)
Ratio of expenses to average net assets(d)                            2.27%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                           4.67%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                           3.05%(b)
Portfolio turnover rate                                                 39%
Number of shares outstanding at end of period (000's)                1,069
Net assets at end of period (000's)                                $10,873



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.


(e) The per share amounts are calculated using the average share method.


(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERNATIONAL EQUITIES FUND

--------------------------------------------------------------------------------


                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                             2004        2003         2002         2001
                                                                2005       --------     -------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   6.80     $   5.50     $  6.67     $   8.78     $  12.55
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)      0.12(d)     0.09(d)      0.09         0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.73         1.29       (1.20)       (1.07)       (2.46)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.89         1.41       (1.11)       (0.98)       (2.34)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.11)      (0.06)       (0.16)       (0.09)
  Realized gain on securities                                       --           --          --        (0.97)       (1.34)
                                                              -----------------------------------------------------------
  Total distributions                                            (0.13)       (0.11)      (0.06)       (1.13)       (1.43)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   7.56     $   6.80     $  5.50     $   6.67     $   8.78
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  13.10%(e)    25.78%     (16.64)%     (10.66)%     (19.59)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expenses to average net assets(c)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expense reductions to average net assets                   --           --          --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.17%        1.96%       1.71%        1.16%        1.08%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.17%        1.96%       1.71%          --           --
Portfolio turnover rate                                             68%          12%          0%          45%          45%
Number of shares outstanding at end of period (000's)           65,340       29,964      16,491       15,226       13,501
Net assets at end of period (000's)                           $493,945     $203,768     $90,680     $101,562     $118,524



INTERNATIONAL GOVERNMENT BOND FUND

--------------------------------------------------------------------------------


                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                             2004         2003         2002        2001
                                                                2005       --------     --------     --------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  13.40     $  13.83     $  11.04     $  10.10     $ 10.88
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.50(d)      0.55(d)      0.05(d)      0.54        0.43
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.08        (0.25)        2.81         0.49       (0.91)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  1.58         0.30         2.86         1.03       (0.48)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.76)       (0.52)          --           --       (0.26)
  Realized gain on securities                                    (1.18)       (0.21)       (0.07)       (0.09)      (0.04)
                                                              -----------------------------------------------------------
  Total distributions                                            (1.94)       (0.73)       (0.07)       (0.09)      (0.30)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $  13.04     $  13.40     $  13.83     $  11.04     $ 10.10
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  12.30%        2.10%       25.96%       10.23%      (4.47)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.69%        0.72%        0.77%        0.73%       0.58%
Ratio of expenses to average net assets(c)                        0.69%        0.72%        0.77%        0.73%       0.58%
Ratio of expense reductions to average net assets                   --           --           --           --          --
Ratio of net investment income (loss) to average net
  assets(b)                                                       3.77%        3.95%        4.81%        5.71%       3.82%
Ratio of net investment income (loss) to average net
  assets(c)                                                       3.77%        3.95%        4.81%          --          --
Portfolio turnover rate                                            136%         119%          70%         110%         72%
Number of shares outstanding at end of period (000's)           11,362       10,753       11,386        9,242       9,898
Net assets at end of period (000's)                           $148,171     $144,083     $157,478     $102,053     $99,977



(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(c) Excludes, if any, expense reimbursements and expense reductions.


(d) The per share amounts are calculated using the average share method.


(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERNATIONAL GROWTH I FUND

--------------------------------------------------------------------------------


                                                                        YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                          -----------------------------------------------             TO
                                                            2005         2004         2003         2002          MAY 31, 2001
                                                          --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                    $   7.38     $   6.07     $   7.25     $   8.31          $  10.00
                                                          ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                0.08(e)      0.06(e)      0.08(e)      0.05              0.05
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                    0.69         1.31        (1.15)       (1.09)            (1.70)
                                                          ----------------------------------------------------------------------
  Total income (loss) from investment operations              0.77         1.37        (1.07)       (1.04)            (1.65)
                                                          ----------------------------------------------------------------------
Distributions from:
  Investment income                                          (0.08)       (0.06)       (0.11)       (0.02)            (0.04)
  Realized gain on securities                                   --           --           --           --                --
                                                          ----------------------------------------------------------------------
  Total distributions                                        (0.08)       (0.06)       (0.11)       (0.02)            (0.04)
                                                          ----------------------------------------------------------------------
Net asset value at end of period                          $   8.07     $   7.38     $   6.07     $   7.25          $   8.31
                                                          ----------------------------------------------------------------------
TOTAL RETURN(a)                                              10.46%       22.57%      (14.76)%     (12.56)%           (3.60)%
                                                          ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                    1.03%        1.06%        1.06%        1.06%             1.06%(b)
Ratio of expenses to average net assets(d)                    1.29%        1.28%        1.36%        1.33%             1.10%(b)
Ratio of expense reductions to average net assets               --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                   0.99%        0.83%        1.25%        0.67%             0.99%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                   0.73%        0.61%        0.95%          --                --
Portfolio turnover rate                                         94%         164%         192%         205%              183%
Number of shares outstanding at end of period (000's)       46,352       52,010       56,825       60,441            64,151
Net assets at end of period (000's)                       $374,189     $383,924     $345,213     $438,474          $533,368



LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------


                                                                        YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                          -----------------------------------------------             TO
                                                            2005         2004         2003         2002          MAY 31, 2001
                                                          --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                    $   6.23     $   5.45     $   6.20     $   7.43          $  10.00
                                                          ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                0.03(e)     (0.00)(e)     0.00(e)     (0.01)            (0.01)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                    0.16         0.78        (0.75)       (1.22)            (2.56)
                                                          ----------------------------------------------------------------------
  Total income (loss) from investment operations              0.19         0.78        (0.75)       (1.23)            (2.57)
                                                          ----------------------------------------------------------------------
Distributions from:
  Investment income                                          (0.03)          --           --           --                --
  Realized gain on securities                                   --           --           --           --                --
                                                          ----------------------------------------------------------------------
  Total distributions                                        (0.03)          --           --           --                --
                                                          ----------------------------------------------------------------------
Net asset value at end of period                          $   6.39     $   6.23     $   5.45     $   6.20          $   7.43
                                                          ----------------------------------------------------------------------
TOTAL RETURN(a)                                               3.12%       14.31%      (12.04)%     (16.55)%          (25.70)%
                                                          ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                    0.98%        1.06%        1.06%        1.05%             1.06%(b)
Ratio of expenses to average net assets(d)                    1.00%        1.08%        1.10%        1.15%             1.10%(b)
Ratio of expense reductions to average net assets               --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                   0.55%       (0.07)%       0.05%       (0.13)%           (0.27)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                   0.53%       (0.09)%       0.01%          --                --
Portfolio turnover rate                                        132%         141%          86%         150%               94%
Number of shares outstanding at end of period (000's)       57,197       69,559       78,170       83,752            84,055
Net assets at end of period (000's)                       $365,292     $433,278     $426,061     $519,129          $624,700



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.


(e) The per share amounts are calculated using the average share method.

LARGE CAPITAL GROWTH FUND

--------------------------------------------------------------------------------


                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                               -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                        0.01(e)
  Net realized and unrealized gain (loss) on securities and
    foreign currencies                                               (0.16)
                                                               -----------------
  Total income (loss) from investment operations                     (0.15)
                                                               -----------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                               -----------------
  Total distributions                                                 0.00
                                                               -----------------
Net asset value at end of period                                    $ 9.85
                                                               -----------------
TOTAL RETURN(a)                                                      (1.49)%
                                                               -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.73%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                           0.29%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (1.59)%(b)
Portfolio turnover rate                                                 45%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,849



MIDCAP INDEX FUND

--------------------------------------------------------------------------------


                                                                                    YEAR ENDED MAY 31,
                                                         ------------------------------------------------------------------------
                                                            2005          2004          2003          2002             2001
                                                         ----------    ----------    ----------    ----------    ----------------
PER SHARE DATA
Net asset value at beginning of period                   $    19.41    $    15.62    $    18.01    $    19.82       $    23.73
                                                            ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.19(e)       0.14(e)       0.11(e)       0.13             0.19
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                  2.42          3.94         (1.88)         0.16             1.74
                                                            ---------------------------------------------------------------------
  Total income (loss) from investment operations               2.61          4.08         (1.77)         0.29             1.93
                                                            ---------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.19)        (0.15)        (0.10)        (0.14)           (0.19)
  Realized gain on securities                                 (0.37)        (0.14)        (0.52)        (1.96)           (5.65)
                                                            ---------------------------------------------------------------------
  Total distributions                                         (0.56)        (0.29)        (0.62)        (2.10)           (5.84)
                                                            ---------------------------------------------------------------------
Net asset value at end of period                         $    21.46    $    19.41    $    15.62    $    18.01       $    19.82
                                                            ---------------------------------------------------------------------
TOTAL RETURN(a)                                               13.50%        26.22%        (9.50)%        2.03%           10.11%
                                                            ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expenses to average net assets(d)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expense reductions to average net assets                --            --            --            --               --
Ratio of net investment income (loss) to average net
  assets(c)                                                    0.95%         0.80%         0.77%         0.74%            0.84%
Ratio of net investment income (loss) to average net
  assets(d)                                                    0.95%         0.80%         0.77%           --               --
Portfolio turnover rate                                          14%           11%           10%           17%              34%
Number of shares outstanding at end of period (000's)        89,704        80,118        70,135        64,086           52,860
Net assets at end of period (000's)                      $1,925,334    $1,554,815    $1,095,294    $1,154,008       $1,047,680


 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)

--------------------------------------------------------------------------------


                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                              -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.02)(e)
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                               (0.01)
                                                              -----------------
  Total income (loss) from investment operations                     (0.03)
                                                              -----------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                              -----------------
  Total distributions                                                 0.00
                                                              -----------------
Net asset value at end of period                                    $ 9.97
                                                              -----------------
TOTAL RETURN(a)                                                      (0.28)%
                                                              -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.68%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                          (0.37)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (2.20)%(b)
Portfolio turnover rate                                                 72%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,976



MONEY MARKET I FUND

--------------------------------------------------------------------------------


                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                              --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(e)       0.01(e)       0.01(e)       0.02          0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                              --            --            --            --            --
                                                              ----------------------------------------------------------------
  Total income (loss) from investment operations                  0.01          0.01          0.01          0.02          0.06
                                                              ----------------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
  Realized gain on securities                                       --            --            --            --            --
                                                              ----------------------------------------------------------------
  Total distributions                                            (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
                                                              ----------------------------------------------------------------
Net asset value at end of period                              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ----------------------------------------------------------------
TOTAL RETURN(a)                                                   1.46%         0.51%         1.00%         2.14%         5.77%
                                                              ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.57%         0.60%         0.59%         0.60%         0.57%
Ratio of expenses to average net assets(d)                        0.61%         0.64%         0.64%         0.62%         0.58%
Ratio of expense reductions to average net assets                   --            --            --            --            --
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.43%         0.51%         1.01%         2.07%         5.59%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.40%         0.47%         0.96%           --            --
Portfolio turnover rate                                            N/A           N/A           N/A           N/A           N/A
Number of shares outstanding at end of period (000's)          407,934       453,707       524,446       734,135       579,507
Net assets at end of period (000's)                           $407,933      $453,707      $524,446      $734,135      $579,507



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.


(e) The per share amounts are calculated using the average share method.

NASDAQ-100(R) INDEX FUND

--------------------------------------------------------------------------------


                                                                          YEAR ENDED MAY 31,                OCTOBER 2, 2000*
                                                              -------------------------------------------          TO
                                                               2005        2004        2003        2002       MAY 31, 2001
                                                              -------     -------     -------     -------   ----------------
PER SHARE DATA
Net asset value at beginning of period                        $  4.11     $  3.36     $  3.40     $  5.09       $ 10.00
                                                               -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.03(e)    (0.01)(e)   (0.01)(e)   (0.01)         0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.17        0.76       (0.03)      (1.68)        (4.91)
                                                               -------------------------------------------------------------
  Total income (loss) from investment operations                 0.20        0.75       (0.04)      (1.69)        (4.90)
                                                               -------------------------------------------------------------
Distributions from:
  Investment income                                             (0.03)         --          --          --         (0.01)
  Realized gain on securities                                      --          --          --          --            --
                                                               -------------------------------------------------------------
  Total distributions                                           (0.03)         --          --          --         (0.01)
                                                               -------------------------------------------------------------
Net asset value at end of period                              $  4.28     $  4.11     $  3.36     $  3.40       $  5.09
                                                               -------------------------------------------------------------
TOTAL RETURN(a)                                                  4.81%      22.32%      (1.18)%    (33.20)%      (49.01)%
                                                               -------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expenses to average net assets(d)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expense reductions to average net assets                  --          --          --          --            --
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.73%      (0.32)%     (0.48)%     (0.36)%        0.31%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.73%      (0.32)%     (0.48)%        --            --
Portfolio turnover rate                                             8%         14%          6%          2%           19%
Number of shares outstanding at end of period (000's)          21,147      22,672      15,570       7,786         3,732
Net assets at end of period (000's)                           $90,520     $93,089     $52,306     $26,449       $19,005



SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------


                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    11.08     $     9.14     $     9.56     $    17.28     $    41.14
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.00)(e)      (0.07)(e)      (0.05)(e)      (0.07)         (0.17)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       0.19           2.01          (0.37)         (6.86)        (15.86)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 0.19           1.94          (0.42)         (6.93)        (16.03)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                                --             --             --             --             --
  Realized gain on securities                                      --             --             --          (0.79)         (7.83)
                                                           ----------------------------------------------------------------------
  Total distributions                                              --             --             --          (0.79)         (7.83)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    11.27     $    11.08     $     9.14     $     9.56     $    17.28
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  1.71%         21.23%         (4.39)%       (41.26)%       (42.24)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.03%          1.01%          1.00%          1.00%          0.98%
Ratio of expenses to average net assets(d)                       1.03%          1.02%          1.04%          1.02%          0.98%
Ratio of expense reductions to average net assets                0.01%          0.01%          0.02%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                     (0.02)%        (0.68)%        (0.66)%        (0.59)%        (0.66)%
Ratio of net investment income (loss) to average net
  assets(d)                                                     (0.02)%        (0.69)%        (0.71)%           --             --
Portfolio turnover rate                                            56%            56%            53%           104%           176%
Number of shares outstanding at end of period (000's)         107,429        126,963        129,123        129,126        116,654
Net assets at end of period (000's)                        $1,210,236     $1,406,766     $1,180,380     $1,234,937     $2,015,574



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does not include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.

(e) The per share amounts are calculated using the average share method.

SMALL CAP FUND

--------------------------------------------------------------------------------


                                                                                                                     DECEMBER 11,
                                                                          YEAR ENDED MAY 31,                           2000* TO
                                                         -----------------------------------------------------         MAY 31,
                                                           2005           2004           2003           2002             2001
                                                         --------       --------       --------       --------       ------------
PER SHARE DATA
Net asset value at beginning of period                   $   9.75       $   7.67       $   8.75       $   9.09         $  10.00
                                                         ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                              (0.02)(e)      (0.04)(e)      (0.02)(e)      (0.01)           (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                       1.28           2.12          (1.06)         (0.33)           (0.90)
                                                         ----------------------------------------------------------------------
  Total income (loss) from investment operations             1.26           2.08          (1.08)         (0.34)           (0.91)
                                                         ----------------------------------------------------------------------
Distributions from:
  Investment income                                            --             --             --             --               --
  Realized gain on securities                                  --             --             --             --               --
                                                         ----------------------------------------------------------------------
  Total distributions                                          --             --             --             --               --
                                                         ----------------------------------------------------------------------
Net asset value at end of period                         $  11.01       $   9.75       $   7.67       $   8.75         $   9.09
                                                         ----------------------------------------------------------------------
TOTAL RETURN(a)                                             12.92%(f)      27.12%        (12.34)%        (3.74)%          11.51%
                                                         ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                   0.95%          0.95%          0.95%          0.95%            0.95%(b)
Ratio of expenses to average net assets(d)                   1.05%          1.04%          1.06%          1.06%            1.00%(b)
Ratio of expense reductions to average net assets              --             --             --             --               --
Ratio of net investment income (loss) to average net
  assets(c)                                                 (0.17)%        (0.39)%        (0.29)%        (0.15)%          (0.14)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                 (0.27)%        (0.48)%        (0.40)%           --               --
Portfolio turnover rate                                       119%            66%            74%            68%             130%
Number of shares outstanding at end of period (000's)      55,101         62,391         69,895         75,125           78,572
Net assets at end of period (000's)                      $606,923       $608,133       $535,870       $657,045         $714,608



SMALL CAP INDEX FUND

--------------------------------------------------------------------------------


                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  13.97     $  10.86     $  11.97     $  14.11     $  15.66
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.11(e)      0.08(e)      0.09(e)      0.13         0.19
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.21         3.13        (1.12)       (0.32)        0.40
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.32         3.21        (1.03)       (0.19)        0.59
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.10)       (0.08)       (0.13)       (0.19)
  Realized gain on securities                                       --           --           --        (1.82)       (1.95)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.13)       (0.10)       (0.08)       (1.95)       (2.14)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  15.16     $  13.97     $  10.86     $  11.97     $  14.11
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                   9.46%       29.62%       (8.55)%      (1.08)%       5.23%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expenses to average net assets(d)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(c)                                                       0.78%        0.65%        0.93%        1.03%        1.31%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.78%        0.65%        0.93%          --           --
Portfolio turnover rate                                             18%          15%          35%          34%          57%
Number of shares outstanding at end of period (000's)           45,300       34,417       24,411       21,473       16,769
Net assets at end of period (000's)                           $686,567     $480,867     $265,018     $257,046     $236,530



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does not include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.


(e) The per share amounts are calculated using the average share method.


(f) The Fund's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation on investment restrictions.

SOCIAL AWARENESS FUND

--------------------------------------------------------------------------------


                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  18.28     $  15.73     $  17.66     $  21.01     $  24.77
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.27(d)      0.16(d)      0.16(d)      0.13         0.20
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.09         2.55        (1.60)       (2.76)       (3.23)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.36         2.71        (1.44)       (2.63)       (3.03)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.26)       (0.16)       (0.15)       (0.14)       (0.20)
  Realized gain on securities                                       --           --        (0.34)       (0.58)       (0.53)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.26)       (0.16)       (0.49)       (0.72)       (0.73)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  19.38     $  18.28     $  15.73     $  17.66     $  21.01
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                   7.47%       17.27%       (7.89)%     (12.77)%     (12.33)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.63%        0.63%        0.65%        0.61%        0.58%
Ratio of expenses to average net assets(c)                        0.63%        0.63%        0.65%        0.61%        0.58%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.42%        0.89%        1.05%        0.69%        0.85%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.42%        0.89%        1.05%          --           --
Portfolio turnover rate                                             53%          79%          58%          40%          29%
Number of shares outstanding at end of period (000's)           20,461       21,814       22,221       23,444       23,321
Net assets at end of period (000's)                           $396,563     $398,820     $349,610     $414,108     $489,982



STOCK INDEX FUND

--------------------------------------------------------------------------------


                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.74     $    26.51     $    30.11     $    36.89     $    42.98
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.54(d)        0.39(d)        0.35(d)        0.33           0.35
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       1.88           4.33          (2.97)         (5.45)         (4.99)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 2.42           4.72          (2.62)         (5.12)         (4.64)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.54)         (0.39)         (0.34)         (0.34)         (0.35)
  Realized gain on securities                                   (0.45)         (0.10)         (0.64)         (1.32)         (1.10)
                                                           ----------------------------------------------------------------------
  Total distributions                                           (0.99)         (0.49)         (0.98)         (1.66)         (1.45)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    32.17     $    30.74     $    26.51     $    30.11     $    36.89
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  7.89%         17.90%         (8.44)%       (14.16)%       (10.87)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expenses to average net assets(c)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      1.72%          1.33%          1.39%          1.01%          0.86%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.72%          1.33%          1.39%            --             --
Portfolio turnover rate                                             5%             3%             6%             6%             7%
Number of shares outstanding at end of period (000's)         138,996        137,616        136,800        135,870        131,180
Net assets at end of period (000's)                        $4,471,146     $4,230,395     $3,627,137     $4,091,054     $4,839,632



(a) Total return is annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Includes, if any, expense reimbursements, but excludes, if any, expense reductions.


(c) Excludes, if any, expense reimbursements and expense reductions.


(d) The per share amounts are calculated using the average share method.

VALUE FUND

--------------------------------------------------------------------------------


                                                                    YEAR ENDED MAY 31,            DECEMBER 31, 2001*
                                                              -------------------------------             TO
                                                               2005        2004        2003          MAY 31, 2002
                                                              -------     -------     -------     ------------------
PER SHARE DATA
Net asset value at beginning of period                        $  9.99     $  8.62     $  9.69          $ 10.00
                                                              --------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.06(e)     0.08(e)     0.07(e)          0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           1.42        1.38       (1.05)           (0.31)
                                                              --------------------------------------------------
  Total income (loss) from investment operations                 1.48        1.46       (0.98)           (0.29)
                                                              --------------------------------------------------
Distributions from:
  Investment income                                             (0.01)      (0.09)      (0.06)           (0.02)
  Realized gain on securities                                   (0.31)         --       (0.03)              --
                                                              --------------------------------------------------
  Total distributions                                           (0.32)      (0.09)      (0.09)           (0.02)
                                                              --------------------------------------------------
Net asset value at end of period                              $ 11.15     $  9.99     $  8.62          $  9.69
                                                              --------------------------------------------------
TOTAL RETURN(a)                                                 14.83%(f)   17.01%     (10.01)%          (2.89)%
                                                              --------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.28%       1.32%       1.50%            1.46%(b)
Ratio of expenses to average net assets(d)                       1.39%       1.32%       1.50%            1.46%(b)
Ratio of expense reductions to average net assets                  --          --          --               --
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.60%       0.89%       0.94%            0.52%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.49%       0.89%       0.94%              --
Portfolio turnover rate                                           144%         36%         40%              20%
Number of shares outstanding at end of period (000's)           2,053       1,448       1,291            1,121
Net assets at end of period (000's)                           $22,890     $14,472     $11,134          $10,855



 *  Date Fund commenced operations.


(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b) Annualized.


(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.


(d) Excludes, if any, expense reimbursements and expense reductions.


(e) The per share amounts are calculated using the average share method.


(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------


The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.


Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.


The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.


The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

VL 9017 VER 10/04

                                 VALIC COMPANY I

                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND
                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND
                           GOVERNMENT SECURITIES FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND
                              INCOME & GROWTH FUND
                            INFLATION PROTECTED FUND
                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                              LARGE CAP GROWTH FUND
                            LARGE CAPITAL GROWTH FUND
                               MID CAP INDEX FUND
        MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)
                               MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                            SCIENCE & TECHNOLOGY FUND
                                 SMALL CAP FUND
                              SMALL CAP INDEX FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                   VALUE FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART B


                               SEPTEMBER 19, 2005



This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company I (the "Series Company" or "VC I"). It should be read in conjunction with the Prospectus. The SAI relates to the Prospectus dated September 19, 2005. The Series Company's Annual Report dated May 31, 2005 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting www.aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
General Information and History                                               4
Investment Restrictions                                                       6
   Fundamental Investment Restrictions                                        6
   Non-Fundamental Investment Restrictions                                    7
   Operating Policies                                                         8
Investment Practices                                                         10
   Adjustable Rate Securities                                                10
   Asset-Backed Securities                                                   10
   Bank Obligations                                                          10
   Convertible Securities                                                    11
   Depositary Receipts                                                       11
   Eurodollar Obligations                                                    12
   Fixed Income Securities                                                   13
   Foreign Currency Exchange Transactions and Forward Contracts              14
   Foreign Securities                                                        16
   Hybrid Instruments                                                        17
   Illiquid Securities                                                       19
   Initial Public Offerings                                                  19
   Interfund Borrowing and Lending Program                                   19
   Lending Portfolio Securities                                              20
   Loan Participations                                                       20
   Mortgage-Related Securities                                               20
   Options and Futures Contracts                                             24
   Other Investment Companies                                                31
   Real Estate Securities and Real Estate Investment Trusts                  32
   Repurchase Agreements                                                     32
   Reverse Repurchase Agreements                                             33
   Rule 144A Securities                                                      33
   Short Sales                                                               33
   Swap Agreements                                                           34
   Variable Rate Demand Notes                                                35
   Warrants                                                                  35
   When-Issued Securities                                                    35
Investment Adviser                                                           36
   Approval of Advisory Agreement                                            37
   Code of Ethics                                                            38
Investment Sub-advisers                                                      40
   Approval of Sub-advisory Agreements                                       40
Service Agreements                                                           43
Portfolio Managers                                                           44
Portfolio Turnover                                                           56
Portfolio Transactions and Brokerage                                         57
Offering, Purchase, and Redemption of Fund Shares                            64
Determination of Net Asset Value                                             64
Accounting and Tax Treatment                                                 65
   Calls and Puts                                                            65
   Financial Futures Contracts                                               65
   Subchapter M of the Internal Revenue Code of 1986                         66
   Passive Foreign Investment Companies                                      67

                                                                            Page
                                                                            ----
   Section 817(h) of the Code                                                67
Other Information                                                            68
   Shareholder Reports                                                       68
   Voting and Other Rights                                                   68
   Proxy Voting Policies and Procedures                                      69
   Proxy Voting Records                                                      71
   Disclosure of Portfolio Holdings Policies and Procedures                  71
   Custody of Assets                                                         72
   Index Funds                                                               72
   Independent Registered Public Accounting Firm                             73
Management of the Series Company                                             74
   Director Ownership of Shares                                              78
   Compensation of Independent Directors                                     79
Appendix                                                                     81
   Description of Corporate Bond Ratings                                     81
   Description of Commercial Paper Ratings                                   82

                         GENERAL INFORMATION AND HISTORY

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the Inflation Protected, the International Government Bond and the Nasdaq-100(R) Index Funds, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.

The Series Company issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.

NAME PRIOR TO 10/1/2000                             NAME FROM 10/2000 TO 12/31/2001                 NAME EFFECTIVE 12/31/2001
-----------------------                             -------------------------------                 -------------------------
AGSPC Asset Allocation Fund                North American - AG Asset Allocation Fund           Asset Allocation Fund
AGSPC Capital Conservation Fund            North American - AG Capital Conservation Fund       Capital Conservation Fund
AGSPC Government Securities Fund           North American - AG Government Securities Fund      Government Securities Fund
AGSPC Growth & Income Fund                 North American - AG Growth & Income Fund            Growth & Income Fund
AGSPC International Equities Fund          North American - AG International Equities Fund     International Equities Fund
AGSPC International Government Bond Fund   North American - AG International Government Bond   International Government Bond Fund
                                           Fund
AGSPC Mid Cap Index Fund                   North American - AG Mid Cap Index Fund              Mid Cap Index Fund
AGSPC Money Market Fund                    North American - AG 1 Money Market Fund             Money Market I Fund
N/A (new fund 10/1/2000)                   North American - AG Nasdaq-100(R) Index Fund        Nasdaq-100(R) Index Fund
AGSPC Small Cap Index Fund                 North American - AG Small Cap Index Fund            Small Cap Index Fund
AGSPC Social Awareness Fund                North American - AG Social Awareness Fund           Social Awareness Fund
AGSPC Stock Index Fund                     North American - AG Stock Index Fund                Stock Index Fund
AGSPC Growth Fund                          North American Core Equity Fund                     Core Equity Fund

NAME PRIOR TO 10/1/2000                             NAME FROM 10/2000 TO 12/31/2001                 NAME EFFECTIVE 12/31/2001
-----------------------                             -------------------------------                 -------------------------
N/A (new fund 10/1/2000)                   North American - American Century Income & Growth   Income & Growth Fund
                                           Fund
N/A (new fund 10/1/2000)                   North American - American Century International     International Growth I Fund
                                           Growth Fund
N/A (new fund 10/1/2000)                   North American - Founders Large Cap Growth Fund     Large Cap Growth Fund
N/A (new fund 10/1/2000)                   North American - Founders/T. Rowe Price Small Cap   Small Cap Fund
                                           Fund
N/A (new fund 11/1/2000)                   North American - T. Rowe Price Blue Chip Growth     Blue Chip Growth Fund
                                           Fund
N/A (new fund 11/1/2000)                   North American - T. Rowe Price Health Sciences      Health Sciences Fund
                                           Fund
AGSPC Science & Technology Fund            North American - T. Rowe Price Science &            Science & Technology Fund
                                           Technology Fund
N/A (new fund 12/31/2001)                  N/A                                                 Value Fund


The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the "Opportunities Fund," was reorganized with and into the Blue Chip Growth Fund. Effective June 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund.

                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION

All Funds except the Health Sciences Fund and the Nasdaq-100(R) Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION



All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, and the Nasdaq-100(R) Index Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.


ISSUANCE OF SENIOR SECURITIES

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE

All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES

All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.


FOREIGN SECURITIES



All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.



     100%
     International Equities Fund

     International Government Bond Fund
     International Growth I Fund


     35%
     Asset Allocation Fund
     Core Equity Fund
     Growth & Income Fund
     Health Sciences Fund
     Income & Growth Fund
     Mid Cap Index Fund
     Nasdaq-100(R) Index Fund
     Small Cap Index Fund
     Stock Index Fund

     30%
     Inflation Protected Fund
     Large Cap Growth Fund
     Science & Technology Fund
     Small Cap Fund


     25%
     Large Capital Growth Fund
     Mid Cap Strategic Growth Fund
     Value Fund


     20%
     Blue Chip Growth Fund
     Capital Conservation Fund
     Government Securities Fund
     Money Market I Fund (payable in U.S. Dollars)
     Socially Responsible Fund

MARGIN

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES

All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.

TOTAL INVESTMENT COMPANY INVESTMENT

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS

All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES


The Asset Allocation Fund, the Blue Chip Growth Fund, the Capital Conservation Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Growth I Fund, the International Equities Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund, the Small Cap Fund, the Social Awareness Fund, and the Value Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

DEPOSITARY RECEIPTS


Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.


Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund's investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

EURODOLLAR OBLIGATIONS

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual

$100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower Rated Fixed Income Securities

The Capital Conservation Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Government Bond Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian" or "State Street") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets


The Blue Chip Growth Fund, the Health Sciences Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Government Bond Fund, the International Growth I Fund, the Large Capital Growth Fund (up to 5% of total assets), the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

HYBRID INSTRUMENTS


Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities and exchange traded funds ("ETFs"), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For more information on ETFs, see "Other Investment Companies."


Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss

(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% (5% for the Inflation Protected Fund) of total assets.


Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INITIAL PUBLIC OFFERINGS ("IPOS")


The Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Fund and Value Fund may invest in

IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

INTERFUND BORROWING AND LENDING PROGRAM

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

LENDING PORTFOLIO SECURITIES

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS

Each Fund may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

MORTGAGE-RELATED SECURITIES


All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.


Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund and the Inflation Protected Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices

Each Fund, except the Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, the International Government Bond Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each Fund, except the Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.


Each Fund, except the Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund and the Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.


The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.


Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Equities

Fund, the Science & Technology Fund, the Small Cap Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.


Writing Covered Call and Put Options and Purchasing Call and Put Options


Each Fund, except the Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Inflation Protected Fund, International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, and the Mid Cap Strategic Growth Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.



From time to time, the Blue Chip Growth Fund, the Health Sciences Fund, the Inflation Protected Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.


The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.


Each Fund, except the Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.


A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.


Unlisted options may be used by the Blue Chip Growth Fund, the Capital Conservation Fund, the Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Small Cap Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."


Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts


Each Fund, except the Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. The Blue Chip Growth Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may also write covered put options on stock index futures contracts. The Blue Chip Growth Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.


Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


Unlisted financial futures contracts, which may be purchased or sold only by the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund and the Mid Cap Strategic Growth Fund like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.


When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."


Effective February 2006, the Fund will be required to deposit the initial margin and variation margin with the FCM.


A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.


In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.


OTHER INVESTMENT COMPANIES

Each of the Funds, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and ETFs such as iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

Holding Company Depositary Receipts ("HOLDRs") are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares are managed by Barclay's Global Investors and are listed on the American Stock Exchange ("AMEX"). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

Each Fund, except the Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks,
(ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

REVERSE REPURCHASE AGREEMENTS


The Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund, the Inflation Protected Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Small Cap Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.


RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Money Market I Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

SWAP AGREEMENTS

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund, the Large Capital Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.

VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WARRANTS

Each Fund, except the Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

                               INVESTMENT ADVISER


VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 26, 2005. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.


VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").


Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts. VC I shall allocate the foregoing expenses among the Funds and, to the extent that any of the foregoing expenses are allocated between the Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.


Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below.


                                       INVESTMENT ADVISORY FEES PAID FOR
                                           FISCAL YEAR ENDED MAY 31,
                                     ------------------------------------
FUND NAME                               2005         2004         2003
---------                            ----------   ----------   ----------
Asset Allocation Fund                $  970,558   $  886,029   $  792,890
Blue Chip Growth Fund                   361,858      273,640      148,039
Capital Conservation Fund               426,719      410,438      398,255
Core Equity Fund                      4,578,808    4,788,943    4,334,282
Government Securities Fund              703,046      836,372      900,370
Growth & Income Fund                  1,320,789    1,403,452    1,310,594
Health Sciences Fund                  1,507,528    1,139,275      558,019
Income & Growth Fund                  1,792,038    1,712,444    1,459,730
Inflation Protected Fund*                14,643          N/A          N/A
International Equities Fund           1,190,099      451,688      289,208
International Government Bond Fund      744,522      745,240      624,463
International Growth I Fund           3,677,792    3,812,799    3,474,142
Large Cap Growth Fund                 3,453,615    4,282,624    3,900,263
Large Capital Growth Fund*               32,708          N/A          N/A

                                  INVESTMENT ADVISORY FEES PAID FOR
                                      FISCAL YEAR ENDED MAY 31,
                                 -----------------------------------
FUND NAME                           2005         2004         2003
---------                        ----------   ----------   ---------
Mid Cap Index Fund                4,793,800    3,906,884   2,905,924
Mid Cap Strategic Growth Fund*       30,588          N/A         N/A
Money Market I Fund               2,168,600    2,402,961   2,958,515
Nasdaq-100(R) Index Fund            365,334      333,005     121,446
Science & Technology Fund        11,316,300   12,439,525   8,913,172
Small Cap Fund                    5,507,596    5,475,614   4,553,763
Small Cap Index Fund              1,966,633    1,359,431     753,478
Social Awareness Fund             2,037,289    1,918,682   1,646,755
Stock Index Fund                 11,384,135   10,618,015   8,916,679
Value Fund                          140,188      102,208      75,358



*    Commenced operation December 20, 2004.



For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:



                                       AMOUNTS REIMBURSED BY VALIC FOR
                                           THE YEAR ENDED MAY 31,
                                     ----------------------------------
FUND NAME                               2005        2004        2003
---------                            ----------   --------   ----------
Asset Allocation Fund                        --         --           --
Blue Chip Growth Fund                $    9,180         --           --
Capital Conservation Fund                    --         --           --
Core Equity Fund                        467,717   $578,600   $  658,912
Government Securities Fund                   --         --           --
Growth & Income Fund                     96,514     78,657      109,845
Health Sciences Fund                         --         --           --
Income & Growth Fund                    191,233    173,800      188,930
Inflation Protected Fund*                47,476         --           --
International Equities Fund                  --         --           --
International Government Bond Fund           --         --           --
International Growth I Fund           1,002,007    842,022    1,038,269
Large Cap Growth Fund                    90,553    107,493      166,331
Large Capital Growth Fund*               81,913         --           --
Mid Cap Index Fund                           --         --           --
Mid Cap Strategic Growth Fund*           79,834         --           --
Money Market I Fund                     146,265    175,304      269,584
Nasdaq-100(R) Index Fund                     --         --           --
Science & Technology Fund                    --     75,743      456,761
Small Cap Fund                          611,317    553,653      571,973
Small Cap Index Fund                         --         --           --
Social Awareness Fund                        --         --           --
Stock Index Fund                             --         --           --
Value Fund                               20,058         --           --

*    Commenced operations December 20, 2004.



VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2006.



                                                          EXPENSE BEFORE
                                                            LIMITATION
FUND                            MAXIMUM FUND EXPENSE   (AS OF MAY 31, 2005)
----                            --------------------   --------------------
Blue Chip Growth Fund                  1.10%                   1.10%
Core Equity Fund                       0.85%                   0.93%
Growth & Income Fund                   0.85%                   0.90%
Income and Growth Fund                 0.83%                   0.91%
Inflation Protected Fund               0.65%                   2.27%
International Growth I Fund            1.01%                   1.29%
Large Cap Growth Fund                  0.96%*                  1.00%
Large Capital Growth Fund              0.80%                   2.73%
Mid Cap Strategic Growth Fund          0.85%                   2.68%
Money Market I Fund                    0.56%*                  0.61%
Small Cap Fund                         0.95%                   1.05%
Value Fund                             1.30%                   1.39%



* Effective October 1, 2005, the new rate for the Large Cap Growth Fund and the Money Market I Fund are 0.90% and 0.55%, respectively.


The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.


APPROVAL OF ADVISORY AGREEMENTS

      The Board, including the Directors that are not interested persons of the Series Company, as defined in the 1940 Act (the "Independent Directors"), approved with respect to each Fund (except for the Inflation Protected Fund, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund), the Investment Advisory Agreement between VALIC and the Series Company and the Investment Sub-Advisory Agreements between VALIC and each of the following sub-advisers at a meeting of the Board held on July 25-26, 2005: AIGGIC, AIM, American Century, American Century Global, Franklin Portfolio, MFS, Oppenheimer, SAAMCo, T. Rowe Price, Wellington Management and WMA. Also at the July 2005 meeting, the Board, and a majority of the Independent Directors, approved a new Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC ("RCM") that would become effective on or about September 19, 2005. The Investment Advisory Agreement and Investment Sub-advisory Agreements are collectively referred to as the "Advisory Agreements."

      At a meeting held on April 25-26, 2005, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Sub-Advisory Agreement with AIM and approved an Investment Sub-Advisory Agreement with MFS, both with respect to the International Growth I Fund. The Investment Sub-Advisory Agreements with respect to the Fund were approved for an initial period of two years. The Board noted that AIM and MFS would each manage 25% of the Fund's assets and American Century would continue to manage the remaining 50% of the Fund's assets. AIM and MFS assumed sub-advisory duties effective June 19, 2005.

      In addition, at a regular meeting held on October 18-19, 2004, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Advisory Agreement with respect to certain new VC I funds (the Inflation Protected Fund, Large Capital Growth Fund and Mid Cap Strategic Growth
Fund), and Investment Sub-Advisory Agreements (or amendments thereto) with respect to such Funds, between VALIC and each of the following sub-advisers:
AIGGIC (with respect to the Inflation Protected Fund), AIM (with respect to the Large Capital Growth Fund), Brazos (with respect to the Mid Cap Strategic Growth
Fund), SAAMCo (with respect to the Large Capital Growth Fund) and Van Kampen (with respect to the Mid Cap Strategic Growth Fund). The Advisory Agreements with respect to these three Funds were approved for an initial period of two years.

      AIGGIC, AIM, American Century, American Century Global, Brazos, Franklin Portfolio, MFS, Oppenheimer, RCM, SAAMCo, T. Rowe Price, Van Kampen, Wellington Management and WMA are collectively referred to as the "Sub-advisers" and each a "Sub-adviser."

      In connection with the approval of Advisory Agreements described above, the Board received materials related to certain factors used in its consideration whether to renew or approve such Advisory Agreements. Those factors included: (1) the nature, extent and quality of services provided or to be provided by (as the case may be) by VALIC and the Sub-advisers; (2) the advisory fee and sub-advisory-fees charged in connection with VALIC's and the Sub-advisers' management of the Funds, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Sub-Advisor Expense Group/Universe"), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Funds, if any, compared to performance of comparable funds as selected by an independent third-party provider of investment company data ("Performance Group/Universe") and against benchmarks and/or indices, and with respect to the International Growth I Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the performance of comparable funds or accounts managed by the relevant Sub-adviser; (4) the costs of services and the benefits potentially derived by VALIC and the Sub-advisers; (5) the terms of the Advisory Agreements; (6) whether the Funds will benefit from possible economies of scale; and (7) information regarding VALIC and each of the Sub-advisers' compliance and regulatory history. The Directors also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.

      The Expense Group and the Performance Group each consists of a Fund and a select group of funds that are chosen to be comparable to the Fund based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large cap value, small cap growth, mid cap core), sales load type, asset size and expense components. In many cases, the other funds that comprise a Fund's Expense Group and Performance Group may differ. The Expense Universe and the Performance Universe each generally consists of a Fund, the funds in its Expense Group or Performance Group, respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group regardless of asset size or primary channel of distribution. A Fund's Subadvisor Expense Group and Subadvisor Expense Universe are comprised of the Fund and certain other comparable funds in its asset category or categories with subadviser agreements. The funds that comprise a Fund's Expense Group/Universe, Performance Group/Universe and Sub-Advisor Group/Universe are selected by an independent third-party provider of investment company data.

      Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account its familiarity with VALIC's management through board meetings, discussions and reports during the preceding year. The Board considered that VALIC is responsible for the management of the day-to-day operations of VC I, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers and makes changes/replacements when deemed appropriate. The Board also noted that VALIC personnel meet on a periodic basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-a-vis competitors. In addition, it was considered that VALIC works to developing marketing strategies to promote an identity for the Funds separate and apart from the insurance products and the employer-sponsored retirement plans. The Board also considered VALIC's financial condition and whether it had the financial wherewithal to provide the services under the Investment Advisory Agreement with respect to each Fund.

      With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by the Sub-adviser, including information presented throughout the previous year, if applicable. The Board considered that the Sub-advisers make investment decisions for the Funds according to each Fund's investment objective and restrictions. It was also noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or VC I are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of VC I concerning its discharge of the foregoing responsibilities. The Board reviewed the qualifications, background and responsibilities of each Sub-adviser's investment and compliance personnel who would be responsible for providing investment management services to the Funds. The Directors also took into account the financial condition of each Sub-adviser. The Directors also noted each Sub-adviser's brokerage practices.

      The Board considered VALIC's and each Sub-adviser's history and investment experience. With respect to RCM and in addition to the considerations described above, the Board noted that RCM would share responsibility for providing investment management services to the Science & Technology Fund with T. Rowe Price. The Board noted that a contributing factor for the addition of RCM to the Science and Technology Fund was that the addition of RCM could potentially have had a higher return with lower risk based on quantitative models presented by management. The Board noted that a contributing factor for the addition of AIM and MFS as sub-advisers to the International Growth I Fund was that the addition of the sub-advisers could potentially improve performance, maintain style consistency and control portfolio risk. Management presented statistical analyses that showed that the addition of AIM and MFS could potentially reduce portfolio risk while increasing portfolio returns and represented that this was primarily due to AIM's and MFS's differing investment styles.

      The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by VALIC and each Sub-adviser under the Advisory Agreements.

      Fees and Expenses. The Board received and reviewed information regarding each Fund's total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group, Expense Universe and Subadvisor Expense Group and, in some cases as noted below, the Subadviser Expense Universe. It was noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fee and not by the Funds, and that sub-advisory fees may vary widely within the Subadvisor Expense Group or Subadvisor Expense Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.

      The Board noted that management proposed the institution of breakpoints or the addition of additional breakpoints to twelve of the Funds' advisory fee schedules. In addition, the Board noted that management proposed lowering the expense caps of the Large Cap Growth Fund and the Money Market I Fund. The total expense information, advisory fee information, and sub-advisory fee information considered by the Board, among other fee and expense data, is summarized below.

      o Asset Allocation Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's actual sub-advisory fee was at the median of its Subadvisor Expense Group.

      o Blue Chip Growth Fund (subadvised by T. Rowe Price). The Board considered that although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $48.5 million in assets as of April 30, 2005, and if the Fund grows, its total expenses would potentially continue to decrease. In addition, the Board noted that the Fund's actual sub-advisory fees were below the median of its Subadvisor Expense Group.

      o Capital Conservation Fund (subadvised by AIGGIC ). The Board considered that the Fund's total expenses were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were above the median of the Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of the Subadvisor Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

      o Core Equity Fund (subadvised by Wellington and WMA). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

      o Government Securities Fund (subadvised by AIGGIC ). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group, noting the relatively small number of funds in the Subadvisor Expense Group. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

      o Growth & Income Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and above the median of its Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

      o Health Sciences Fund (subadvised by T. Rowe Price). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. With respect to sub-advisory fees, it was reported that there were too few comparable funds for the third party provider of investment management information to compose a Subadvisor Expense Group sufficient to provide meaningful comparisons. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

      o Income & Growth Fund (subadvised by American Century). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

      o Inflation Protected Fund (subadvised by AIGGIC). The Board considered that the Fund's proposed advisory fees were at the median of its Expense Group, noting the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include. Management explained the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the expense cap.

      o International Equities Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were below the median of its Expense Universe and slightly above the median of its Expense Group and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

      o International Government Bond Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and its Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. In addition, it was noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group.

      o International Growth I Fund (subadvised by American Century Global, AIM and MFS). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were slightly above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

      At the April 2005 meeting, the Board noted that the sub-advisory fees of AIM and MFS were below American Century's sub-advisory fee rate but were above the median for the Fund's Subadvisor Expense Group. As a result of the addition of AIM and MFS, the Board noted that the aggregate sub-advisory fee rate payable by VALIC would decrease.

      o Large Cap Growth Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered that the Board had approved the lowering of the Fund's expense cap and its advisory fee at its July 2004 meeting, and that the full benefit of this adjustment was not reflected in the comparative fee information. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the reduction of the Fund's contractual advisory fee by 0.10% and lowering the expense cap on total expenses from 0.96% to 0.80%, effective October 1, 2005. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

      o Large Capital Growth Fund (subadvised by AIM & SAAMCo). At the October 2004 meeting, the Board considered that the Fund's contractual advisory fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

      o Mid Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee.

      o Mid Cap Strategic Growth Fund (subadvised by Brazos & Van Kampen). At the October 2004 meeting, the Board considered that the Fund's contractual management fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

      o Money Market I Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group. The Board took into account its approval at the July 2005 meeting of the reduction of the Fund's cap on total expenses from 0.60% to 0.55%, effective October 1, 2005. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the reduction of the Fund's contractual management fee from 0.50% to 0.40%.

      o Nasdaq-100 Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered management's discussion of the appropriateness of the peer group chosen for the Fund. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

      o Science & Technology Fund (subadvised by T. Rowe Price and RCM). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's current sub-advisory fees were below the median of its Subadvisor Expense Group. The Board noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

      The Board noted that VALIC also proposed that RCM initially manage $250 million of the Fund's assets, with T. Rowe Price managing the remaining portion of the Fund's assets. As a result of the addition of RCM, the aggregate sub-advisory fee rate payable by VALIC would slightly increase and VALIC will retain a smaller percentage of its advisory fee.

      o Small Cap Fund (subadvised by American Century, Franklin Portfolio and
   T. Rowe Price). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

      o Small Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were at the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were at the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

      o Social Awareness Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

      o Stock Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Expense Group.

      o Value Fund (subadvised by Oppenheimer). The Board considered that, although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $22.9 million in assets and if the Fund grows, total expenses could potentially continue to decrease. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted that the Fund's proposed sub-advisory fees were above the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

The Directors concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

      Investment Performance. With respect to the Funds for which Advisory Agreements were approved at the July 2005 Board meeting, the Board received and reviewed information prepared by management and by a third party provider of investment company information regarding the Funds' investment performance compared against its benchmark and other funds in its Performance Group and Performance Universe. All information reviewed by the Board at its July 2005 meeting related to Performance Group, Performance Universe and its Lipper Index are as of the period ended April 30, 2005, while all information prepared by management (including benchmark related information) is as of the period ended June 30, 2005. With respect to the International I Growth Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the Board considered the performance of comparable funds or accounts managed by the relevant Sub-adviser. A summary of certain of the information that the Board considered is as follows:

      o Asset Allocation Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Flexible Portfolio Fund Index and the median of its Performance Universe for the three-, five- and ten-year periods, but trailed such index and its Performance Universe for the one-year period. In addition, it was noted that the Fund slightly trailed the median of its Performance Group for the one-, five- and ten-year periods and outperformed the Group for the three-year period. Furthermore, the Board noted that the Fund outperformed its blended index for the one-, three- and five-year periods but slightly trailed such index for the ten-year period. The blended index is comprised of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the New York City 30 Day Certificate of Deposit Primary Offering Rate ("30-Day CD Rate")(10%). The Directors concluded that the Fund's performance has been satisfactory.

      o Blue Chip Growth Fund (subadvised by T. Rowe Price). The Board considered that the Fund's performance exceeded the Lipper Large Cap Growth Index and the median of its Performance Universe for the one- and three-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Group for three-year period, but slightly trailed such median for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P(R) 500 Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.

      o Capital Conservation (subadvised by AIGGIC ). The Board considered that the Fund's performance slightly trailed the Lipper A Rated Bond Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-. three, five- and ten-year periods. In addition, the Board noted that the Fund slightly trailed its benchmark, the Lehman Brothers Aggregate Bond Index, for the same periods. The Directors noted management's discussion of the Fund's performance and its recent improvement and concluded that the Fund's underperformance is being addressed.

      o Core Equity Fund (subadvised by Wellington and WMA). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one-, five- and ten-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-year period and trailed the median for the one-, five- and ten-year periods. Finally, the Board noted that the Fund's performance trailed its benchmark, the S&P 500(R) Index for the one-, three-, five- and ten-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Government Securities Fund (subadvised by AIGGIC ). The Board considered that the Fund's performance exceeded the Lipper General U.S. Government Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-, three-, five- and ten-year periods. In addition, the Board noted that the Fund slightly outperformed its benchmark, the Lehman Brothers U.S. Government Bond Index, for the three-year period but slightly underperformed such benchmark for the one-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Growth & Income Fund (subadvised by SAAMCo). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one-, three, and five-year periods, but trailed the index for the ten-year period. It also noted that the Fund's performance exceeded the median of its Performance Group for the one, three-, five- and ten-year periods. In addition, the Fund's performance exceeded the median of its Performance Universe for the one- and five- year periods, but slightly trailed the median for the three- and ten-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one-year period but trailed such benchmark for the three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Health Sciences Fund (subadvised by T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group and the median for its Performance Universe for the three-year period and trailed such medians for the one-year period. The Board also noted that the Fund outperformed the Lipper Health/Biotech Fund Index for the three-year period and underperformed the index for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period and trailed such benchmark for the one-year period. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Income & Growth Fund (subadvised by American Century). The Board considered that the Fund's performance trailed the Lipper Multi-Cap Value Index, the median of its Performance Group and the median of its Performance Universe for the one-, and three-year periods. In addition, the Board noted that the Board outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors noted management's discussion of its monitoring of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o International Equities Fund (subadvised by AIGGIC). The Board considered that the Fund's performance trailed the median of its Performance Universe for the three-, five-, and ten-year periods and exceeded its Performance Universe for the one-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only two other funds in such group. In addition, the Board considered that the Fund underperformed its benchmark, the EAFE Index, for the one-, three-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance is satisfactory in light of all factors considered.

      o International Government Bond Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Global Income Fund Index and the median of its Performance Universe for the one-, three, five-year periods and lagged the index and its Performance Universe for the ten-year period. It was also noted that the Fund's performance exceeded the median in its Performance Group for the one- and three-year periods, but trailed the median for the five- and ten-year periods. In addition, the Board noted that the Fund underperformed its blended benchmark for the one-, three-, five- and ten-year periods. The blended benchmark is comprised of the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%) and the JP Morgan Government Bond Index Plus (GBI+) (70%). The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

      o International Growth I Fund (subadvised by American Century Global, AIM and MFS). The Board considered that the Fund's performed just above the median of its Performance Universe for the one-year period but trailed the median for the three-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only four funds in such group. In addition, the Board noted that the Fund underperformed its benchmark, the EAFE Index, for the benchmark for the one- and three-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors took into account management's hiring of AIM and MFS as Sub-advisers of the Fund in an attempt to address the Fund's underperformance. The Directors noted that the performance of the new Sub-advisers was not reflected in the performance information. The Directors concluded that appropriate action had been to address the Fund's performance.

      At the April 2005 meeting, the Board considered the performance of the AIM's and MFS's funds that are managed with a similar investment objective and similar investment strategies as the Fund. It noted that both of their comparable funds (the AIM International Growth Fund and the MFS International Equity Portfolio) outperformed their Performance Groups for the one and three-year periods. Furthermore, it was noted that the AIM International Growth Fund outperformed the EAFE Index for the year-to-date and the three-year period ended March 31, 2005 and that the MFS International Equity Portfolio outperformed the EAFE Index for the year to date, one-, three- and five-year periods ended March 31, 2005.

      o Large Cap Growth Fund (subadvised by SAAMCo). The Board considered that the Fund's performance trailed the Lipper Large Cap Growth Index, the median of its Performance Group and the median of its Performance Universe for the one- and three-year periods. In addition, the Board noted that the Fund lagged its benchmark, the S&P 500(R) Index, for the same period. The Directors took into account management's proposal at the July 2005 meeting to reduce the Fund's expense cap and its management fee, which the Board considered and approved. The Directors also noted management's discussion of the Fund and concluded that appropriate steps are being taken to address the Fund's performance.

      o Large Capital Growth Fund (subadvised by AIM and SAAMCo). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by AIM, the AIM Large Cap Growth Fund Portfolio, it was reported that such fund outperformed both the Russell 1000 Growth Index and the average of the Lipper Large Cap Growth Category for the one-, three- and five-year periods.

      o Mid Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance was comparable to the median of its Performance Universe for all periods--the Fund exceeded the median of its Performance Universe for the one- and ten-year periods, but slightly trailed the median for the three- and five-year periods. In addition, it was noted that the Fund's performance exceeded the Lipper Mid Cap Core Index for all periods except the three-year period. The Board also noted that the Fund slightly underperformed its benchmark, the S&P Mid Cap 400 Index, for all periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Mid Cap Strategic Growth Fund (subadvised by Brazos and Van Kampen). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by Brazos, its Mid Cap Composite Portfolio, it was reported that the comparable fund outperformed both the Russell Mid Cap Growth Index and the Russell Mid Cap Index for six of the past eleven years. With respect to the comparable fund managed by Van Kampen, the Morgan Stanley Institutional Funds Mid Cap Growth Portfolio, it was reported that the comparable fund had outperformed the Russell Mid Cap Growth Index and average of the Lipper Mid Cap Growth Category for the one- and ten-year periods, and the period since inception (March 30, 1990), but lagged such index and category average for the three- and five-year periods.

      o Money Market I Fund (subadvised by SAAMCo). The Board considered that the Fund's performance trailed the median of its Performance Group and Performance Universe for the one-, three-, five- and ten-year periods. It also noted that the Fund's performance exceeded the Lipper Money Market Fund Index for the one- and three-year periods but trailed the index for the five- and ten-year periods. In addition, the Board noted that the Fund outperformed its benchmark, the 30-Day CD Rate, for the one-, five- and ten-year periods but slightly trailed such benchmark for the three-year period. The Board took into account the proposed reduction of the management fee and the expense cap, which the Board approved at the July 2005 meeting, and the potential effect of such reductions on the Fund's performance. The Directors also noted the relatively small range of returns among the Fund's peer group. The Directors concluded that appropriate action has been taken to address the Fund's performance.

      o Nasdaq-100 Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one- year period. It was also noted that the Fund's performance trailed the Lipper Multi Cap Growth Index for the one-year period, but outperformed the index for the three-year period. In addition, the Board noted that the Fund lagged its benchmark, the Nasdaq-100 Index, for the one- and three-year periods. The Directors noted management's discussion of the appropriateness of the Fund's peer group. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Science & Technology Fund (subadvised by T. Rowe Price and RCM). The Board considered that the Fund's performance exceeded the Lipper Science & Technology Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It also noted that the Fund's performance was at or exceeded the median of its Performance Group for the one-, three- and five-year periods. With respect to the Fund's Performance Universe, it was noted that the Fund's performance was at or exceeded the median for the one- and three-year periods but trailed the median for the five-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period, but lagged such benchmark for the one-, five- and ten-year periods. The Directors took into account management's plans for the Fund, as well as the proposed addition of RCM, which was not reflected in the performance information. The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

      In approving the Sub-Advisory Agreement with RCM, the Board also considered the performance of the Allianz/PIMCO RCM Global Tech Fund which is managed by RCM with a similar investment objective and investment strategy as the Science & Technology Fund and noted that it had exceptional performance for the one-, three- and five-year periods.

      o Small Cap Fund (subadvised by American Century, Franklin Portfolio and
   T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group for the one- and three-year periods. It also noted that in its Performance Universe, the Fund trailed the median in the three-year period but exceeded the median in the one-year period. In addition, it was noted that the Fund's performance beat the Lipper Small Cap Core Index for the one-year period but trailed such index for the three-year period. The Board also noted that the Fund outperformed its benchmark, the Russell 2000 Index, for the one-year period but trailed such benchmark for the three-year period. The Directors took into account management's discussion of the Fund's performance, including the recent market environment with respect to smaller capitalization companies. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Small Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Group for the three- and five-year periods but trailed the median for the one-year period. In its Performance Universe, it was noted that the Fund's performance exceeded the median for the three-year period, but trailed the median for the one- and five-year periods. In addition, it was noted that the Fund's performance trailed the Lipper Small Cap Core Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the Russell 2000 Index, for the one-, three-, five- and ten-year periods. The Directors took into account management's discussion of the Fund's performance. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Social Awareness Fund (subadvised by AIGGIC). The Board considered that the Fund's performance outperformed the Lipper Large Cap Core Index for the three-, five-, and ten-year periods and underperformed for the one-year period. It was also noted that the Fund's performance exceeded the median of its Performance Group for the three-year period, but trailed the median for the one- and five-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-, five, and ten-year periods but trailed the median for the one-year period. Finally, the Board noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Stock Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance was no more than 0.11% above or below the median of both its Performance Group and Performance Universe and was no more than 0.12% below the Lipper S&P 500 Fund Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the same periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

      o Value Fund (subadvised by Oppenheimer). The Board considered that the Fund's performance exceeded the Lipper Large Cap Value Index, the median of its Performance Group and the median of its Performance Universe for the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.

      Cost of Services & Benefits Derived. The Board was provided information related to the cost of services and benefits derived in connection with the Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory fees and that any collateral benefits derived as a result of providing advisory services to the Funds are de minimis.

      Profitability and Economies of Scale. The Board received information related to VALIC's profitability with respect to the services it provides to the Funds. It was noted that the sub-advisory fees paid pursuant to the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Investment Advisory Agreement. The Directors also relied on the ability of VALIC to negotiate the Investment Sub-Advisory Agreements and the fees thereunder at arm's length. The Board determined that the profitability to each Sub-adviser in connection with its relationship with the Funds is therefore not a material factor in their consideration of the Sub-Advisory Agreements. For similar reasons, the potential for the Funds to experience economies of scale from the Sub-advisers' management of the Funds was not considered a material factor to the Board's approval of the Sub-advisory Agreements. With respect to VALIC, the Board determined that its profitability was reasonable.

      Furthermore, the Board noted that VALIC serves as a transfer agent to the Funds and SAAMCo serves as the administrator to the Funds and that the fees for such services are paid for by the Funds.

      Terms of the Advisory Agreements. The Board reviewed the terms of the Advisory Agreements including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the fees it received from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Agreements.

      Compliance. The Board reviewed the administrator's compliance personnel and VALIC's and each Sub-adviser's regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning the compliance staff of RCM and AIM and MFS who would be responsible for providing compliance functions on behalf of the Science & Technology Fund and International Growth I Fund, respectively. The Board concluded that there was no information that it felt would have a material adverse effect on VALIC's or the Sub-advisers' ability to provide services to the Funds.

      Conclusions. In reaching its decision to recommend the renewal and/or approval of the Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and the Sub-advisers possess the capability and resources to perform the duties required of it under its Advisory Agreement.

      Further, based upon its review of the Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Advisory Agreements are reasonable, fair and in the best interest of the Funds and their shareholders, and (2) the advisory fee rates and sub-advisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.





CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics (the "VALIC Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the VALIC Code is (1) any trustee, director, officer, general partner or advisory person of the Series Company or VALIC, (2) any Supervised Person who has access to nonpublic information on VALIC's purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (3) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (4) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A "Supervised Person" means VALIC's partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to the VALIC's supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. VALIC reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of the Series Company or any Sub-adviser during the quarter.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser's code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the Code of Ethics. Material violations of a Sub-adviser's code of ethics will be reported to the Series Company's Board of Directors.


The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.


                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:


FUND NAME                            SUB-ADVISER NAME
---------                            ----------------
Asset Allocation Fund                AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund                T. Rowe Price Associates, Inc. ("T. Rowe Price")
Capital Conservation Fund            AIGGIC
Core Equity Fund                     Wellington Management Company, LLP ("Wellington
                                     Management") and WM Advisors, Inc. ("WMA")
Government Securities Fund           AIGGIC
Growth & Income Fund                 AIG SunAmerica Asset Management Corp. ("SAAMCo")
Health Sciences Fund                 T. Rowe Price
Income & Growth Fund                 American Century Investment Management, Inc.
                                     ("American Century")
Inflation Protected Fund             AIGGIC
International Equities Fund          AIGGIC
International Government Bond Fund   AIGGIC
International Growth I Fund          American Century Global Investment Management, Inc.
                                     A I M Capital Management, Inc. ("AIM")
                                     Massachusetts Financial Services Company ("MFS")
Large Cap Growth Fund                SAAMCo
Large Capital Growth Fund            AIM and SAAMCo
Mid Cap Index Fund                   AIGGIC
Mid Cap Strategic Growth Fund        Morgan  Stanley  Investment  Management  Inc.
                                     d/b/a Van Kampen ("Van

                                     Kampen") and Brazos Capital Management, LP
                                     ("Brazos")
Money Market I Fund                  SAAMCo
Nasdaq-100(R) Index Fund             AIGGIC
Science & Technology Fund            RCM Capital Management LLC ("RCM Capital") and T.
                                     Rowe Price
Small Cap Fund                       American Century, Franklin Portfolio Associates,
                                     LLC ("Franklin Portfolio"), and T. Rowe Price
Small Cap Index Fund                 AIGGIC
Social Awareness Fund                AIGGIC
Stock Index Fund                     AIGGIC
Value Fund                           OppenheimerFunds, Inc. ("Oppenheimer")





Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.





VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things permits the Series Company to disclose to shareholders the Sub-advisers' fees only in the aggregate for each Fund other than for those Funds managed by AIGGIC and SAAMCo, both affiliated Sub-advisers. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2005, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:



                                     AGGREGATE SUBADVISORY
FUND NAME                                   FEE RATE
---------                            ---------------------
Asset Allocation Fund                        0.25%
Blue Chip Growth Fund                        0.38%
Capital Conservation Fund                    0.25%
Core Equity Fund                             0.26%
Government Securities Fund                   0.25%
Growth & Income Fund                         0.25%
Health Sciences Fund                         0.58%

Income & Growth Fund                         0.43%
Inflation Protected Fund*                    0.25%
International Equities Fund                  0.10%
International Government Bond Fund           0.25%
International Growth I Fund                  0.62%
Large Cap Growth Fund                        0.35%
Large Capital Growth Fund*                   0.43%
Mid Cap Index Fund                           0.02%
Mid Cap Strategic Growth Fund*               0.45%
Money Market I Fund                          0.12%
Nasdaq-100(R) Index Fund                     0.15%
Science & Technology Fund                    0.55%
Small Cap Fund                               0.56%
Small Cap Index Fund                         0.02%
Social Awareness Fund                        0.25%
Stock Index Fund                             0.01%
Value Fund                                   0.45%



*    Commenced operations December 20, 2004.



For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.



FUND                                      SUB-ADVISER           2005        2004       2003
----                                      -----------        ----------   --------   --------
Asset Allocation Fund                AIGGIC                  $  485,279   $443,014   $396,445
Blue Chip Growth Fund                T. Rowe Price              172,817    130,096     71,661
Capital Conservation Fund            AIGGIC                     213,360    205,219    199,128
Core Equity Fund                     Wellington Management      708,998    755,774    693,723
                                     WMA, from 01/01/2002
                                     to present                 796,880    815,771    734,848
Government Securities Fund           AIGGIC                     351,523    418,181    450,185
Growth & Income Fund                 SAAMCo                     440,263    467,817    436,865
Health Sciences Fund                 T. Rowe Price              877,414    661,223    327,719
Income & Growth Fund                 American Century         1,005,929    964,581    833,301
Inflation Protected Fund             AIGGIC                       7,322        N/A        N/A
International Equities Fund          AIGGIC                     340,028    129,054     82,631

FUND                                      SUB-ADVISER           2005        2004        2003
----                                      -----------        ---------   ---------   ----------
International Government Bond Fund   AIGGIC                    372,261     372,620      312,232
International Growth I Fund          American Century        2,360,903   2,347,040   $2,160,778
                                     AIM(1)                        N/A         N/A          N/A
                                     MFS(1)                        N/A         N/A          N/A
Large Cap Growth Fund                SAAMCO                  1,392,740   1,577,809    1,436,939
Large Capital Growth Fund            AIM                         9,266         N/A          N/A
                                                                 9,269
                                     SAAMCO                                    N/A          N/A
Mid Cap Index Fund                   AIGGIC                    358,504     287,551      207,474
Mid Cap Strategic Growth Fund        Brazos                      9,724         N/A          N/A
                                     Van Kampen                  9,939         N/A          N/A
Money Market I Fund                  SAAMCo                    520,464     576,711      710,043
Nasdaq-100(R) Index Fund             AIGGIC, from
                                     01/01/2002 to present     137,000     124,877       45,542
Science & Technology Fund            RCM Capital(2)                N/A         N/A          N/A
                                     T. Rowe Price           6,938,867   7,582,276    5,570,342
Small Cap Fund                       American Century(3)       979,115         N/A          N/A
                                     FoundersFranklin           82,427   1,523,863    1,408,460
                                     Portfolio(3)              799,101         N/A          N/A
                                     T. Rowe Price           1,569,459   1,762,674    1,362,224
Small Cap Index Fund                 AIGGIC                    132,525      92,682       58,056
Social Awareness Fund                AIGGIC                  1,018,645     959,341      823,377
Stock Index Fund                     AIGGIC                    635,365     604,721      536,667
Value Fund                           Oppenheimer(4)             77,264         N/A          N/A
                                     Putnam                      4,016      65,518       48,306



(1) Effective June 20, 2005, AIM and MFS became sub-advisers to the International Growth I Fund.



(2) Effective September 19, 2005, RCM Capital will be added as a co-sub-adviser to the Science & Technology Fund.



(3) Effective June 18, 2004, American Century and Franklin Portfolio replaced Founders as co-sub-advisers to the Small Cap Fund.



(4) Effective June 21, 2004, Oppenheimer replaced Putnam as sub-adviser to the Value Fund



For the fiscal years ended May 31, 2005, 2004, and 2003, VALIC retained the following amounts after the payment of subadvisory fees:

                                            FEES RETAINED BY VALIC FOR
                                            FISCAL YEAR ENDED MAY 31,
                                     ---------------------------------------
FUND NAME                                2005          2004          2003
---------                            -----------   -----------   -----------
Asset Allocation Fund                $   485,279   $   443,015   $   396,445
Blue Chip Growth Fund                    189,041       143,544        76,378
Capital Conservation Fund                213,359       205,219       199,127
Core Equity Fund                       3,072,930     3,217,398     2,905,711
Government Securities Fund               351,523       418,191       450,185
Growth & Income Fund                     880,526       935,635       873,729
Health Sciences Fund                     630,114       478,052       230,300
Income & Growth Fund                     786,109       747,863       626,429
Inflation Protected Fund                   7,321            --            --
International Equities Fund              850,071       322,634       206,577
International Government Bond Fund       372,261       372,620       312,232
International Growth I Fund            1,316,889     1,465,759     1,313,364
Large Cap Growth Fund                  2,060,875     2,704,815     2,463,324
Large Capital Growth Fund                 14,173            --            --
Mid Cap Index Fund                     4,435,296     3,619,333     2,698,450
Mid Cap Strategic Growth Fund             10,925            --            --
Money Market I Fund                    1,648,136     1,826,250     2,248,472
Nasdaq-100(R) Index Fund                 228,334       208,128        75,904
Science & Technology Fund              4,377,433     4,857,249     3,342,830
Small Cap Fund                         2,077,494     2,189,078     1,783,080
Small Cap Index Fund                   1,834,108     1,266,749       695,422
Social Awareness Fund                  1,018,644       959,341       823,378
Stock Index Fund                      10,748,770    10,013,294     8,380,012
Value Fund                                58,908        36,690        27,052



American Century and American Century Global Investment Management, Inc., respectively, are direct and indirect subsidiaries of American Century Companies, Inc. AIGGIC is an indirect wholly-owned subsidiary of AIG. AIM is an indirect wholly owned subsidiary of AMVESCAP, PLC London, England. Brazos is an indirect wholly-owned subsidiary of AIG. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. MFS is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Oppenheimer is a wholly-owned subsidiary of MassMutual Financial Group. RCM Capital is an indirect wholly-owned subsidiary of Allianz AG. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Van Kampen is a direct subsidiary of Morgan Stanley. Wellington Management is a limited liability partnership owned entirely by 86 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.


                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES

The Series Company has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services.

The Series Company has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.


Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.



For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.



FUND NAME                               2005         2004         2003
---------                            ----------   ----------   ----------
Asset Allocation Fund                $  135,878   $  124,044   $  111,005
Blue Chip Growth Fund                    31,663       23,944       12,953
Capital Conservation Fund                59,741       57,461       55,756
Core Equity Fund                        400,646      419,033      379,250
Government Securities Fund               98,426      117,092      126,052
Growth & Income Fund                    123,274      130,989      122,322
Health Sciences Fund                    105,527       79,749       39,061
Income & Growth Fund                    162,912      155,677      132,703
Inflation Protected Fund*                 2,050          N/A          N/A
International Equities Fund             238,020       90,338       57,842
International Government Bond Fund      104,233      104,334       87,425
International Growth I Fund             268,660      266,896      243,190
Large Cap Growth Fund                   278,548      315,562      287,388
Large Capital Growth Fund*                3,053          N/A          N/A
Mid Cap Index Fund                    1,202,264      953,927      673,659
Mid Cap Strategic Growth Fund*            3,059          N/A          N/A
Money Market I Fund                     303,604      336,415      414,192
Nasdaq-100(R) Index Fund                 63,933       58,276       21,253
Science & Technology Fund               880,157      967,519      693,247
Small Cap Fund                          428,369      425,881      354,181
Small Cap Index Fund                    411,337      271,886      150,696
Social Awareness Fund                   285,220      268,615      230,546
Stock Index Fund                      3,047,558    2,833,044    2,356,670
Value Fund                               12,581        9,173        6,763



*    Commenced operations December 20, 2004.

For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.



FUND NAME                              2005      2004      2003
---------                            -------   -------   -------
Asset Allocation Fund                $ 1,262   $ 1,537   $ 1,887
Blue Chip Growth Fund                  1,272     1,274     1,259
Capital Conservation Fund              1,262     1,537     1,910
Core Equity Fund                       1,683     2,049     2,511
Government Securities Fund             1,683     2,049     2,517
Growth & Income Fund                   1,262     1,537     1,886
Health Sciences Fund                   1,272     1,274     1,259
Income & Growth Fund                   1,272     1,182     1,256
Inflation Protected Fund*                812       N/A       N/A
International Equities Fund           10,344    11,092    11,052
International Government Bond Fund       414       518       645
International Growth I Fund              842     1,024     1,327
Large Cap Growth Fund                    959     1,151     1,255
Large Capital Growth Fund*               812       N/A       N/A
Mid Cap Index Fund                    11,201    12,071    11,650
Mid Cap Strategic Growth Fund*           812       N/A       N/A
Money Market I Fund                   13,654    15,151    24,937
Nasdaq-100(R) Index Fund               6,974     6,862     6,626
Science & Technology Fund              8,651     8,911     9,144
Small Cap Fund                           841     1,025     1,249
Small Cap Index Fund                   8,576    15,108     8,514
Social Awareness Fund                  1,262     1,539     1,732
Stock Index Fund                      14,042    15,400    17,129
Value Fund                               843     1,040     1,192



*    Commenced operations December 20, 2004.



                               PORTFOLIO MANAGERS



OTHER ACCOUNTS



The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2005, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.

                                                                                      OTHER ACCOUNTS
                                                                                   (As of May 31, 2005)
                                                          ----------------------------------------------------------------------
                                                           Registered Investment     Pooled Investment
                                                                 Companies               Vehicles             Other Accounts
                                                          ----------------------  ----------------------  ----------------------
                        Advisers/                          No. of      Assets      No. of      Assets      No. of      Assets
      Portfolio        Sub-adviser   Portfolio Manager    Accounts  ($ millions)  Accounts  ($ millions)  Accounts  ($ millions)
      ---------       -------------  -----------------    --------  ------------  --------  ------------  --------  ------------
Asset Allocation          AIGGIC     James Kurtz             17         8,153         3         1,395         2           223
Fund                                 Greg Braun              15           813         0             0         7           931
                                     Timothy Campion         19         8,659         1             5         5         1,103
                                     Michael Kelly            5           671         4           350        18         3,653
                                     Tom Reeg                15           813         0             0         0             0
                                     Robert Simmons           2           533         4           350         8         1,381
                                     Raphael Davis           13           785         0             0        19         3,056

Blue Chip Growth      T. Rowe Price  Larry Puglia             8        11,542         2           305        12         1,175
Fund

Capital Conservation      AIGGIC     Raphael Davis           13           785         0             0        19         3,056
Fund                                 Greg Braun              15           812         0             0         7           931
                                     Tom Reeg                15           812         0             0         0             0
                                     Robert Vanden
                                     Assem                   13           785         0             0        19         3,056
                                     Richard Mercante         2           266         0             0         0             0

Core Equity Fund       WM Advisors   Stephen Spencer          2         2,759         0             0         0             0

                        Wellington
                        Management   Maya Bittar             16         4,867        15         1,101        36         3,721
                                     Jeffrey Kripke          16         4,867        15         1,101        42         3,719
                                     Matthew Megargel        18         4,935        15         1,101        34         3,721
                                     Michael Rodier           7         1,744        12           964        81         4,564

Government                AIGGIC     Raphael Davis           13           736         0             0        19         3,056
Securities Fund                      Robert Vanden
                                     Assem                   13           736         0             0        19         3,056

Growth & Income Fund      SAAMCo     Steve Neimeth            4           730         0             0         0             0

Health Sciences Fund  T. Rowe Price  Kris Jenner              7         2,001         2           117         2            69

Income & Growth Fund     American
                         Century     John Schniedwind         5         6,480         0             0         0             0
                                     Kurt Borgwardt           4         6,228         0             0         0             0
                                     Zili Zhang               4         6,228         0             0         0             0

Inflation Protected       AIGGIC     Robert Vanden Assem     13           863         0             0        19         3,056
Fund

International             AIGGIC     James Kurtz             17         7,849         3         1,395         2           223
Equities Fund                        Lan Cai                 17         8,172         0             0         4           981
                                     Timothy Campion         19         8,382         1             5         5         1,102
                                     John Toohey             15         7,640         1             5         3           463
                                     Shinichi Haneda          0           N/A         0             0         0             0

International             AIGGIC     Anthony King             2           134         0             0        10         1,329
Government Bond Fund                 Rajeev Mittal            2           115         0             0        17         1,584

                                                                                       OTHER ACCOUNTS
                                                                                    (As of May 31, 2005)
                                                         -------------------------------------------------------------------------
                                                          Registered Investment     Pooled Investment
                                                                Companies               Vehicles              Other Accounts
                                                         ----------------------  ----------------------  -----------------------
                        Advisers/                         No. of      Assets      No. of      Assets     No. of      Assets
      Portfolio        Sub-adviser   Portfolio Manager   Accounts  ($ millions)  Accounts  ($ millions)  Accounts  ($ millions)
      ---------       -------------  ------------------  --------  ------------  --------  ------------  --------  ------------
International Growth       AIM       Geoffrey Keeling        3           323         1            10          13           4
I Fund                               Robert Shoss            3           323         1            10          13           4

                         American
                         Century     Michael Perelstein     10         7,763         1            44           1         169
                                     Keith Creveling        10         7,763         1            44           1         169

                           MFS       David Mannheim         15         6,981         3           868          68      10,438
                                     Marcus Smith            9         5,692         0             0          22       2,260

Large Cap Growth          SAAMCo     Frank Gannon           11           924         0             0           0           0
Fund

Large Capital Growth       AIM       Shuxin (Steve)
Fund                                 Cao                     8         2,665         1            20         154          51
                                     Matthew Dennis          4         1,776         4           115         154          51
                                     Jason Holzer            7         3,047        10         1,955         154          51
                                     Clas Olsson             5         1,803        12         2,423         154          51
                                     Barrett Sides           7         2,408         1            20         154          51

                          SAAMCo     Frank Gannon           11         1,280         0             0           0           0

Mid Cap Index Fund        AIGGIC     James Kurtz            17         6,421         3         1,395           2         223
                                     Lan Cai                17         6,744         0             0           4         981
                                     Timothy Campion        19         6,954         1             5           5       1,102
                                     John Toohey            15         6,212         1             5           3         463

Mid Cap Strategic         Brazos     Michael Allocco         4           355         0             0           3          36
Growth Fund                          Jamie Cuellar           4           355         0             0           3          36
                                     Andre Gatien            4           355         0             0           3          36
                                     Brian Graeme            4           355         0             0           3          36
                                     Tom Musick              4           355         0             0           3          36
                                     Eivind Olsen            4           355         0             0           3          36
                                     Wayne Willems           4           355         0             0           3          36

                        Van Kampen   Dennis Lynch           32        13,092         4         1,688      12,949       3,131
                                     David Cohen            32        13,092         4         1,688      12,949       3,131
                                     Sam Chainani           32        13,092         4         1,688      12,949       3,131
                                     Alexander Norton        0             0         0             0           0           0

Money Market I Fund       SAAMCo     Brian Wiese             3         1,743         0             0           0           0

Nasdaq-100(R) Index       AIGGIC     James Kurtz            17         8,254         3         1,395           2         223
Fund                                 Lan Cai                17         8,577         0             0           4         981
                                     Timothy Campion        19         8,786         1             5           5       1,102
                                     John Toohey            15         8,044         1             5           3         463

Science & Technology  T. Rowe Price  Michael Sola            4         4,798         0             0           0           0
Fund
                       RCM Capital   Walter C. Price,
                                     Jr.                     7         1,795         4           407          15          75
                                     Huachen Chen            7         1,795         4           407          15          75

Small Cap Fund           American
                         Century     Bill Martin            14         9,130         0             0           2         229
                                     Thomas Vaiana          13         8,575         0             0           2         229
                                     Wilhelmine von
                                     Turk                    5         1,977         0             0           2         229

                         Franklin
                        Portfolio    Team                   22        14,127         4           663          74      13,659

                      T. Rowe Price  Gregory
                                     McCrickard              7         7,260         2           254           6       1,009

                                                                                     OTHER ACCOUNTS
                                                                                  (As of May 31, 2005)
                                                        -----------------------------------------------------------------------
                                                         Registered Investment     Pooled Investment
                                                               Companies               Vehicles               Other Accounts
                                                        ----------------------  ----------------------  -----------------------
                        Advisers/                        No. of       Assets     No. of      Assets       No. of     Assets
      Portfolio        Sub-adviser   Portfolio Manager  Accounts  ($ millions)  Accounts  ($ millions)   Accounts  ($ millions)
      ---------       -------------  -----------------  --------  ------------  --------  -----------   ---------  ------------
Small Cap Index Fund      AIGGIC     James Kurtz           17          7,659        3         1,395           2         223
                                     Lan Cai               17          7,982        0             0           4         981
                                     Timothy Campion       19          8,192        1             5           5       1,102
                                     John Toohey           15          7,450        1             5           3         463

Social Awareness          AIGGIC     Magali Azema-
Fund                                 Barac                  1            136        0             0           2         786
                                     Lan Cai               17          8,271        0             0           4         981
                                     Timothy Campion       19          8,480        1             5           5       1,102
                                     Michael Kelly          5            465        4           350          18       3,653
                                     Robert Simmons         2            327        4           350           8       1,381

Stock Index Fund          AIGGIC     James Kurtz           17          3,874        3         1,395           2         223
                                     Lan Cai               17          4,198        0             0           4         981
                                     Timothy Campion       19          4,407        1             5           5       1,102
                                     Robert Simmons         2            724        4           350           8       1,381
                                     John Toohey           15          3,665        1             5           3         463

Value Fund             Oppenheimer   Christopher Leavy     11        $8511.2        2        $33.05           1      $ 58.3



POTENTIAL CONFLICTS OF INTEREST



As shown in the tables above, the Portfolio Managers are responsible for managing other accounts ("Other Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Accounts.



     - Trade Allocations. One situation where a conflict may arise between the Fund and an Other Account is in the allocation of trades among the Fund and the Other Account. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Accounts of a Sub-adviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Trust and the Sub-advisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Funds and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.



     - Performance Based Advisory Fees and Portfolio Manager Compensation. As discussed above, a Sub-adviser may base a Portfolio Manager's incentive compensation only on the performance of the Sub-adviser's proprietary Other Accounts and not those accounts which it serves as a sub-adviser, such as the Funds. This creates a conflict that the Portfolio Manager might focus his attention on those Other Accounts that contribute to his compensation and not on the Funds.



     - Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Funds and Other Accounts may result in portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Accounts if the Funds and Other Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Sub-advisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Sub-advisers may have their portfolio managers focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.



     - Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, a Sub-adviser's code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, there is no assurance that the Sub-advisers' codes of ethics will eliminate such conflicts.



Other than the conflicts described above, the Series Company is not aware of any material conflicts that may arise in the connection with each Sub-adviser's management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as portfolio managers and treat every Fund they sub-advise fairly and equitably over time.



COMPENSATION



          Pursuant to the Subadvisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.



          AIGGIC



          Compensation for AIGGIG portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.



          SAAMCO



          SAAMCO's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, which is the same for all SunAmerica portfolio managers, and is not based on performance. The bonus components of the portfolio managers' salary are based on both the Fund's individual performance and the organizational performance of SunAmerica. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's pre-tax earnings performance relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.



          The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges frm zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.



          AIM



          AIM seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



          - BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



          - ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instance where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.



               High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary determined by AIM and takes into account other subjective factors.



          - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



          - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participation employees the tax benefits of deferring the receipt of a portion of their cash compensation.



          Portfolio mangers also participate in benefit plans and programs available generally to all employees.



          AMERICAN CENTURY



          American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.



          - BASE SALARY. Portfolio managers receive base pay in the form of a fixed annual salary.



          - BONUS. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.



          With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. This is the case for the International Growth I Fund. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This ist he case of the Income & Growth Fund and the Small Cap Fund.



          A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.



          A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.



          Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses which also providing a link to the adviser's ability to pay.



          - RESTRICTED STOCK PLANS. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).



          - DEFERRED COMPENSATION PLANS. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.



          BRAZOS



          Compensation for Brazos portfolio managers is comprised of a base salary, participation in performance-based bonus plans, and employment benefits including an employer match for the 401(k) plan and a traditional pension plan. Each portfolio manager has the same base salary and participates in certain incentive-based bonus plans designed to reward the top portfolio manager(s). The first bonus plan is a plan whereby each portfolio manager receives a bonus for each product which exceeds the performance of its benchmark for the applicable quarter. In the event that a product's performance does not exceed its benchmark's performance, no bonuses are earned or paid under this plan for the applicable quarter. A second bonus plan is a stock selection bonus paid to the top four portfolio managers ranked by the performance of their stock selections over the preceding twelve months. This bonus is paid out semi-annually regardless of product performance. Each portfolio manager is currently a non-equity partner who participates in a bonus pool which size is equal to 20% of the profits of the Adviser determined on an annual basis.



          FRANKLIN PORTFOLIO



          The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the FPA Annual Incentive Plan and Long

          Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.



          All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.



          Mellon Elective Deferred Compensation Plan



          Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.



          MFS



          Portfolio manager total cash compensation is a combination of base salary and performance bonus:



          - BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.



          - PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.



          The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).



          The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).



          Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.



          Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

          OPPENHEIMER



          As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.



          - COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.



               The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper Large Cap Value. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

          RCM CAPITAL



          RCM Capital operates under a merit system with compensation having the following components:



          -    Competitive salaries



          -    Competitive bonus



          -    Profit Sharing Plan and Phantom Equity Plan



          RCM's compensation strategy begins by preparing competitive benchmarks for each professional in the firm. The overwhelming factor affecting compensation for portfolio managers and analysts is a quantitative measurement of overall performance, both individual and team, relative to peers and appropriate benchmarks on both a one and three year basis. In addition, analysts are evaluated on their ability to successfully advocate and influence portfolio manager investment decisions.



          In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm's Management Committee. Allocations vest over a number of years.



          T. ROWE PRICE



          PORTFOLIO MANAGER COMPENSATION. Portfolio manger compensation consists primarily of a base salary, as cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.



          Investment performance over one, three, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.



          Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manger's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.



          Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.



          All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.



          This compensation structure is used for all portfolios managed by the portfolio manager.



          VAN KAMPEN

          Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.



          - BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.



          - DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include



                    -    CASH BONUS;



                    -    MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM
                         (EICP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;



                    - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Portfolio;



                    - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and



                    - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.



          Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:



                         - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.



                         - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.



                         - Contribution to the business objectives of the Investment Adviser.



                         - The dollar amount of assets managed by the portfolio manager.



                         - Market compensation survey research by independent third parties.



                         - Other qualitative factors, such as contributions to client objectives.



                         - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management, that includes all investment professionals.



          Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.



          WELLINGTON MANAGEMENT

          Conflicts of Interest between the Fund Sub-Advised by Wellington Management and Other Accounts



          Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made of behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.



          Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.



          - DESCRIPTION OF COMPENSATION. The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended May 31, 2005.



          Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the S&P 500 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Megargel is a partner of the firm.



          WM ADVISORS



               WM Advisors, Inc. believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors, Inc. receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as a reference when determining salary. The incentive-based portion of the portfolio manager' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the portfolio manager's investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's performance is based on the percentile rankings of the WM Funds or WM Portfolios for which the manager is primarily responsible as well as the WM Funds or WM Portfolios to whose management the manager contributes, with the performance of the primary WM Funds or WM Portfolios being weighted more heavily. Incentive compensation can be targeted up to 85% of a portfolio manager's total compensation. Twenty-five percent of the incentive-based compensation is credited to a deferred compensation account with a three-year vesting schedule. The value of this account is adjusted as though the account had been invested directly in the WM Funds or WM Portfolios to whose management the portfolio manager contributes, with the primary WM Funds or WM Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable WM Fund or WM Portfolio. In addition, certain portfolio managers receive an additional amount that is placed in a deferred compensation account identical to the previously described deferred compensation account except that the amount in the account vests after three years instead of one-third vesting each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.



          Although the VALIC Co. I Core Equity Fund is managed similarly to other accounts managed by WM Advisors, Inc., portfolio manager compensation is not based on the investment performance of the VALIC Company I Core Equity Fund.


OWNERSHIP OF PORTFOLIO SHARES


     As of May 31, 2005, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.

                               PORTFOLIO TURNOVER


For the fiscal year ended May 31, 2005, the portfolio turnover rate was lower than the previous year for the Growth & Income Fund due to an unusually high volume of trading. For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Small Cap Fund due to the transition of a portion of the Fund's assets to two new additional sub-advisers in June 2004, which required that a large portion of the Fund's holdings be sold.



For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Government Securities Fund due to increased opportunities in the corporate sector and the repositioning of the Fund's holdings to take advantage of such opportunities. For the same period, the portfolio turnover rate was higher than the previous year for the Asset Allocation Fund due to the realignment of the equity portion of the Fund. For the same period, the portfolio turnover rate was higher than the previous year for the International Equities Fund due to the increase in cash flows into the Fund and the acquisition of numerous stocks in the Japanese market.



For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Value Fund due to a change of a sub-adviser in June 2004 and the realignment of the Fund's holdings in connection therewith.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.


Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100(R) Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, the Growth & Income Fund, the Opportunities Fund, the Income & Growth Fund, the International Growth I Fund, the Large Cap Growth Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Health Sciences Fund, the Small Cap Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.


When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.


Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.



The following chart reflects the commission recapture activity for the periods ended May 31, 2005, 2004 and 2003.



                            Fiscal Year    % of Net    Fiscal Year    % of Net    Fiscal Year    % of Net
                               Ending       Assets        Ending       Assets        Ending       Assets
                             05/31/2005   05/31/2005    05/31/2004   05/31/2004    05/31/2003   05/31/2003
                            -----------   ----------   -----------   ----------   -----------   ----------
Core Equity Fund              $ 65,298       0.01%       $ 63,017       0.01%       $273,263       0.05%
Blue Chip Growth Fund            2,522       0.01%          4,618       0.01%          5,039       0.03%
Health Sciences Fund            16,441       0.01%         29,213       0.03%         14,735       0.03%
Science & Technology Fund      142,074       0.01%        195,895       0.01%        170,767       0.02%


Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.


The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2005, 2004 and 2003. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.



                           2005 BROKERAGE COMMISSIONS



                                                                                         PERCENTAGE OF
                                                                                           AMOUNT OF
                                                                     PERCENTAGE OF       TRANSACTIONS
                                                                      COMMISSIONS     INVOLVING PAYMENTS
                                      AGGREGATE    AMOUNT PAID TO         PAID          OF COMMISSIONS
                                      BROKERAGE      AFFILIATED      TO AFFILIATED       TO AFFILIATED
FUND                                 COMMISSION   BROKER-DEALERS*   BROKER-DEALERS*     BROKER-DEALERS
----                                 ----------   ---------------   ---------------   ------------------
Asset Allocation Fund                $  105,217            --            0.00%               0.00%
Blue Chip Growth Fund                    30,961            --            0.00%               0.00%
Capital Conservation Fund                    --            --            0.00%               0.00%
Core Equity Fund                        471,960            --            0.00%               0.00%
Government Securities Fund                   --            --            0.00%               0.00%
Growth & Income Fund                    383,947            --            0.00%               0.00%
Health Sciences Fund                    221,488            --            0.00%               0.00%
Income & Growth Fund                    500,158            --            0.00%               0.00%
Inflation Protected Fund                     --            --            0.00%               0.00%
International Equities Fund             310,288            --            0.00%               0.00%
International Government Bond Fund           25            --            0.00%               0.00%
International Growth I Fund           1,070,292       $27,833            2.60%               2.52%
Large Cap Growth Fund                 1,412,316            --            0.00%               0.00%
Large Capital Growth Fund                17,756            --            0.00%               0.00%
Mid Cap Index Fund                      137,937            --            0.00%               0.00%
Mid Cap Strategic Growth Fund            25,264             5            0.02%               0.03%
Money Market I Fund                          --            --            0.00%               0.00%
Nasdaq-100(R) Index Fund                 10,962            --            0.00%               0.00%
Science & Technology Fund             2,390,216            --            0.00%               0.00%
Small Cap Fund                        1,607,267            --            0.00%               0.00%
Small Cap Index Fund                    260,614            --            0.00%               0.00%
Social Awareness Fund                   462,544            --            0.00%               0.00%
Stock Index Fund                         77,957            --            0.00%               0.00%
Value Fund                               52,307            56            0.11%               0.09%

* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan, Morgan Stanley & Co., Inc. and Oppenheimer & Co., Inc.


                           2004 BROKERAGE COMMISSIONS

                                                                                         PERCENTAGE OF
                                                                                           AMOUNT OF
                                                                     PERCENTAGE OF       TRANSACTIONS
                                                                      COMMISSIONS     INVOLVING PAYMENTS
                                      AGGREGATE    AMOUNT PAID TO         PAID          OF COMMISSIONS
                                      BROKERAGE      AFFILIATED      TO AFFILIATED       TO AFFILIATED
FUND                                 COMMISSION   BROKER-DEALERS*   BROKER-DEALERS*     BROKER-DEALERS
----                                 ----------   ---------------   ---------------   ------------------
Asset Allocation Fund                $   47,888             --           0.00%               0.00%
Blue Chip Growth Fund                    28,731             --           0.00%               0.00%
Capital Conservation Fund                    --             --           0.00%               0.00%
Core Equity Fund                        477,643             --           0.00%               0.00%
Government Securities Fund                   --             --           0.00%               0.00%
Growth & Income Fund                    968,464       $  1,000           0.10%               0.15%
Health Sciences Fund                    201,163             --           0.00%               0.00%
Income & Growth Fund                    589,185             23           0.00%               0.01%
International Equities Fund              80,845             --           0.00%               0.00%
International Government Bond Fund           --             --           0.00%               0.00%
International Growth I Fund           1,919,971        110,348           5.75%               4.86%
Large Cap Growth Fund                 1,942,873          6,000           0.31%               0.48%
Mid Cap Index Fund                      124,388             --           0.00%               0.00%
Money Market I Fund                          --             --           0.00%               0.00%
Nasdaq-100(R) Index Fund                 35,395             --           0.00%               0.00%
Science & Technology Fund             2,554,269             --           0.00%               0.00%
Small Cap Fund                        1,454,002             --           0.00%               0.00%
Small Cap Index Fund                    143,437             --           0.00%               0.00%
Social Awareness Fund                   638,505             --           0.00%               0.00%
Stock Index Fund                         95,171             --           0.00%               0.00%
Value Fund                               12,807             --           0.00%               0.00%


* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan/Chase and Blaylock & Partners.


                           2003 BROKERAGE COMMISSIONS

                                                                                         PERCENTAGE OF
                                                                                           AMOUNT OF
                                                                     PERCENTAGE OF       TRANSACTIONS
                                                                      COMMISSIONS     INVOLVING PAYMENTS
                                      AGGREGATE    AMOUNT PAID TO         PAID          OF COMMISSIONS
                                      BROKERAGE      AFFILIATED      TO AFFILIATED       TO AFFILIATED
FUND                                 COMMISSION   BROKER-DEALERS*   BROKER-DEALERS*     BROKER-DEALERS
----                                 ----------   ---------------   ---------------   ------------------
Asset Allocation Fund                $   45,549            --            0.00%               0.00%
Blue Chip Growth Fund                    23,870            --            0.00%               0.00%
Capital Conservation Fund                    --            --            0.00%               0.00%
Core Equity Fund                        520,339            --            0.00%               0.00%
Government Securities Fund                   --            --            0.00%               0.00%
Growth & Income Fund                    645,480            --            0.00%               0.00%
Health Sciences Fund                    191,445            --            0.00%               0.00%
Income & Growth Fund                    681,961       $   432            0.06%               0.07%
International Equities Fund               3,271            --            0.00%               0.00%
International Government Bond Fund           --            --            0.00%               0.00%
International Growth I Fund           2,207,651        93,191            4.22%               1.53%
Large Cap Growth Fund                 1,362,504            --            0.00%               0.00%
Mid Cap Index Fund                       80,282            --            0.00%               0.00%
Money Market I Fund                          --            --            0.00%               0.00%
Nasdaq-100(R) Index Fund                 22,377            --            0.00%               0.00%
Science & Technology Fund             1,993,818            --            0.00%               0.00%
Small Cap Fund                        1,731,027            --            0.00%               0.00%
Small Cap Index Fund                     52,639            --            0.00%               0.00%
Social Awareness Fund                   329,894            --            0.00%               0.00%
Stock Index Fund                        186,297            --            0.00%               0.00%
Value Fund                               13,777            --            0.00%               0.00%

* The affiliated broker-dealer that affected transactions with the indicated Funds was J.P. Morgan/Chase.

     In addition, for the fiscal year ended May 31, 2005, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:



                                                             DOLLAR
                                        GROSS DOLLAR       AMOUNT OF
                                          VALUE OF        COMMISSIONS
                                       PURCHASE/SALES     DIRECTED TO
                                         DIRECTED TO        RESEARCH
PORTFOLIO                            RESEARCH PROVIDERS    PROVIDERS
---------                            ------------------   -----------
Asset Allocation Fund                   $ 47,987,114        $ 39,565
Blue Chip Growth Fund                        256,568             260
Capital Conservation Fund                 17,557,000           2,590
Core Equity Fund                           8,785,865         167,228
Government Securities Fund                54,750,000           7,642
Growth & Income Fund                      25,907,691          36,515
Health Sciences Fund                         875,928           1,313
Income & Growth Fund                              --              --
Inflation Protected Fund                          --              --
International Equities Fund                       --              --
International Government Bond Fund                --              --
International Growth I Fund                       --              --
Large Cap Growth Fund                     15,633,446          33,560
Large Capital Growth Fund                  8,762,849           6,658
Mid Cap Index Fund                                --              --
Mid Cap Strategic Growth Fund              8,560,189          16,090
Money Market I Fund                               --              --
Nasdaq-100(R) Index Fund                          --              --
Science & Technology Fund                 32,990,451          71,069
Small Cap Fund                            31,232,608          56,768
Small Cap Index Fund                              --              --
Social Awareness Fund                    402,273,105         415,917
Stock Index Fund                                  --              --
Value Fund                                   128.657           7,620

The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2005.



FUND                       BROKER DEALER                        (000'S)   DEBT OR EQUITY
----                       -------------                       --------   --------------
Asset Allocation           Bear Stearns Cos., Inc.             $    130       Equity
                           Citigroup, Inc.                        2,946       Equity
                           Goldman Sachs Group, Inc.                636       Equity
                           JP Morgan Chase & Co.                  1,655       Equity
                           Lehman Brothers Holdings, Inc.           223       Equity
                           Merrill Lynch & Co., Inc.                743       Equity
                           Morgan Stanley Co., Inc.                 464       Equity
                           State Street Bank & Trust Co.             44       Equity
                           Citigroup, Inc.                          288        Debt
                           Credit Suisse First Boston Corp.         114        Debt
                           JP Morgan Chase & Co.                    237        Debt
                           Merrill Lynch & Co., Inc.                140        Debt
                           Morgan Stanley Co., Inc.                 280        Debt
                           State Street Bank & Trust Co.          8,304        Debt

Blue Chip                  State Street Bank & Trust Co.            850       Equity
                           Citigroup, Inc.                        1,672       Equity
                           Goldman Sachs Group, Inc.                400       Equity
                           Merrill Lynch & Co., Inc.                456       Equity
                           Morgan Stanley Co., Inc.                 147       Equity
                           Legg Mason, Inc.                         534       Equity

Capital Conservation       Bear Stearns Cos., Inc.                  264        Debt
                           Citigroup, Inc.                          385        Debt
                           Credit Suisse First Boston Corp.         145        Debt
                           JP Morgan Chase & Co.                    350        Debt
                           Merrill Lynch & Co., Inc.                177        Debt
                           State Street Bank & Trust Co.          3,073        Debt

Core Equity                Citigroup, Inc.                       14,516       Equity
                           JP Morgan Chase & Co.                  6,828       Equity
                           Merrill Lynch & Co., Inc.              4,246       Equity
                           State Street Bank & Trust Co.          2,520       Equity
                           State Street Bank & Trust Co.          9,101        Debt

Government Securities      State Street Bank & Trust Co.          1,368        Debt

Growth & Income            Citigroup, Inc.                        6,138       Equity
                           Goldman Sachs Group, Inc.              1,658       Equity
                           JP Morgan Chase & Co.                  2,574       Equity
                           State Street Bank & Trust Co.          2,551        Debt

Health Sciences            Morgan Stanley Co., Inc.                 835       Equity

Income & Growth            JP Morgan Chase & Co.                    439       Equity

Inflation Protected        Morgan Stanley Co., Inc.                 152        Debt
                           Lehman Brothers Holdings, Inc.           155        Debt
                           State Street Bank & Trust Co.          1,517        Debt

International Equities     UBS AG                                 4,092       Equity
                           Deutsche Bank AG                       1,877       Equity
                           State Street Bank & Trust Co.         19,819        Debt

International Government   Citigroup Global Markets, Inc.         1,401        Debt
Bond                       HSBC Finance Corp.                       404        Debt
                           State Street Bank & Trust Co.          5,102        Debt

International Growth I     UBS Securities, LLC                    4,234       Equity
                           State Street Bank & Trust Co.         13,650        Debt

Large Cap Growth           Citigroup, Inc.                        3,910       Equity
                           Goldman Sachs Group, Inc.              3,920       Equity
                           Merrill Lynch & Co., Inc.              4,883       Equity

Large Capital Growth       Bear Stearns Cos., Inc.                   45       Equity
                           Citigroup, Inc.                           52       Equity
                           Goldman Sachs Group, Inc.                124       Equity
                           Lehman Brothers Holdings, Inc.            75       Equity
                           Merrill Lynch & Co., Inc.                 71       Equity
                           State Street Bank & Trust Co.             97        Debt

Mid Cap Index              State Street Bank & Trust Co.          9,367        Debt

Mid Cap Strategic Growth   State Street Bank & Trust Co.            884        Debt

Money Market I             ABN AMRO                               5,000        Debt
                           Bear Stearns Cos., Inc.                9,992        Debt
                           Deutsche Bank Securities, Inc.         6,000        Debt
                           Goldman Sachs & Co.                    7,000        Debt
                           Merrill Lynch & Co., Inc.              4,989        Debt
                           State Street Bank & Trust Co.            473        Debt
                           UBS Finance, Inc.                     10,000        Debt
                           UBS Warburg, LLC                       6,000        Debt

Nasdag-100 Index           State Street Bank & Trust Co.          2,395        Debt

Small Cap                  Investment Technology Group, Inc.      1,354       Equity
                           State Street Bank & Trust Co.          1,425        Debt

Small Cap Index            State Street Bank & Trust Co.          5,134        Debt

Social Awareness           Bank of America Corp.                 10,742       Equity
                           Citigroup, Inc.                       12,763       Equity
                           JP Morgan Chase & Co.                  7,339       Equity
                           Merrill Lynch & Co., Inc.                261       Equity

                           Morgan Stanley Co., Inc.                 554       Equity
                           State Street Bank & Trust Co.          2,726        Debt

Stock Index                Bear Stearns Cos., Inc.                4,576       Equity
                           Citigroup, Inc.                      100,222       Equity
                           Goldman Sachs Group, Inc.             17,774       Equity
                           JP Morgan Chase & Co.                 51,723       Equity
                           Lehman Brothers Holdings, Inc.        10,354       Equity
                           Merrill Lynch & Co., Inc.             20,559       Equity
                           Morgan Stanley Co., Inc.              22,179       Equity
                           State Street Bank & Trust Co.          6,518       Equity
                           Wachovia Corp.                        32,759       Equity
                           State Street Bank & Trust Co.          7,489        Debt

Value                      Citigroup, Inc.                        1,157       Equity
                           Lehman Brothers Holdings, Inc.           458       Equity
                           State Street Bank & Trust Co.            851        Debt


Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE


          Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.



          Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.



          As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.



          Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.



          Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.



          Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate..



          Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at a Fund's total assets.



          Each Fund's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Series Company; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.


                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PASSIVE FOREIGN INVESTMENT COMPANIES

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marketing to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(H) OF THE CODE

The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS


The Series Company has an authorized capitalization of 22.5 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 24 classes comprising 750 million to 1 billion shares each. Each of the 24 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.



Each outstanding share has one vote on all matters that shareholders vote on. Contract or Plan participants vote on these matters indirectly by voting their units or IRA owners vote their units directly. The way participants vote their units depends on their Contract or Plan. See "Voting Rights" in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.


Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.


At May 31, 2005, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):



                                      VALIC   AIGAIC    AGL
                                     ------   ------   -----
Asset Allocation Fund                 99.97%     --        *
Blue Chip Growth Fund                 99.73%     --        *
Capital Conservation Fund            100.00%     --       --
Core Equity Fund                     100.00%     --       --
Government Securities Fund            88.80%  11.20%      --
Growth & Income Fund                  93.14%   6.86%      --
Health Sciences Fund                  99.96%     --       --
Income & Growth Fund                  99.98%     --       --
Inflation Protected Fund             100.00%     --       --
International Equities Fund           98.63%      *        *
International Government Bond Fund   100.00%     --       --
International Growth I Fund          100.00%     --       --
Large Cap Growth Fund                100.00%     --       --
Large Capital Growth Fund            100.00%
Mid Cap Index Fund                    98.43%     --        *
Mid Cap Strategic Growth Fund        100.00%
Money Market I Fund                   83.19%      *    15.74%
Nasdaq-100(R) Index Fund              95.03%     --        *
Science & Technology Fund             99.74%      *        *
Small Cap Fund                       100.00%     --       --
Small Cap Index Fund                  99.11%     --        *
Social Awareness Fund                100.00%     --       --
Stock Index Fund                      94.79%      *        *
Value Fund                           100.00%     --       --



*    Less than 5% ownership



As of May 31, 2005, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility

The Series Company has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Series Company and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

The Series Company has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of each Fund according to the Fund's policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Series Company's policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of a Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund's voting positions on specific matters:

     -    Vote with management recommendations on most corporate matters;

     - Vote with management recommendations on proposals to increase or decrease authorized common stock;

     - Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

     - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

     - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     -    Vote against most shareholder proposals;

     - Abstain from voting on social responsibility or environmental matters, unless the Fund's objective is directly related to the social or environmental matter in question;(1) and

----------
(1) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

     - Not vote proxies for index funds/portfolios and passively managed funds.(1)

Conflicts of Interest

Senior management of the Series Company and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Series Company's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund's shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Fund, senior management of the Series Company and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

PROXY VOTING RECORDS


IRRC maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC's website at http://www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors of the Series Company has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, the Series Company does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

The Series Company makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Series Company's fiscal quarter.

In addition, the Series Company generally makes publicly available on a periodic basis information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Series Company's website, marketing communications (including printed

----------
(1) Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

advertising and sales literature), and/or the Series Company's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Series Company's legal department. The Series Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. The Series Company's chief compliance officer and/or the Adviser's legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Series Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

The Series Company's chief compliance officer and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' participants and the Funds' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of the Series Company, the Board reviews a report disclosing third parties to whom the Funds' portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, the Series Company routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. The Series Company does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds' holdings: (1) Ernst & Young, LLP, Independent Registered Public Accountants; (2) IRRC, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer,
(7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; and (9) Fluent Technologies, marketing materials. Ernst & Young is provided with entire portfolio holdings information during periods in which it assists in the preparation of shareholder reports and regulatory filings, and does not publicly disclose this information. IRRC receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds' portfolio holdings information and does not publicly disclose this information. Plexus Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 60 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds' fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds' release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR

ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, to serve as independent registered public accounting firm of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of the Series Company are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.


INDEPENDENT DIRECTORS



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND
                                 POSITIONS                                                           COMPLEX
       NAME, ADDRESS AND         HELD WITH    DATE SERVICE         PRINCIPAL OCCUPATION (S)        OVERSEEN BY   OTHER DIRECTORSHIPS
         DATE OF BIRTH            FUND(1)         BEGAN               DURING PAST 5 YEARS          DIRECTOR(2)   HELD BY DIRECTOR(3)
       -----------------         ---------    ------------         ------------------------        -----------   -------------------
DR. JUDITH L. CRAVEN              Director    August, 1998   Retired Administrator.                     79       Director, A.G.
2929 Allen Parkway                                                                                               Belo
Houston, Texas 77019                                                                                             Corporation, a
10/06/45                                                                                                         media company
                                                                                                                 (1992-Present);
                                                                                                                 Director SYSCO
                                                                                                                 Corporation, a
                                                                                                                 food marketing
                                                                                                                 and distribution
                                                                                                                 company (1996-
                                                                                                                 Present); Director,
                                                                                                                 Luby's, Inc., a
                                                                                                                 restaurant chain
                                                                                                                 (1998-Present;
                                                                                                                 Director,
                                                                                                                 University of
                                                                                                                 Texas Board of
                                                                                                                 Regents (2001-
                                                                                                                 Present).

WILLIAM F. DEVIN                  Director    October,       Retired.                                   79       Member, Board
Chairman, July 2005                           2001                                                               of Governors,
2929 Allen Parkway                                                                                               Boston Stock
Houston, Texas 77019                                                                                             Exchange
12/30/38                                                                                                         (1985-Present).

DR. TIMOTHY J. EBNER              Director    August, 1998   Professor and Head, Department of          39       N/A
2929 Allen Parkway                                           Neuroscience, and Visscher Chair
Houston, Texas 77019                                         of Physiology, University of
07/15/49                                                     Minnesota (1999-Present).
                                                             Formerly, Director, Graduate
                                                             Program in Neuroscience, University
                                                             of Minnesota (1995-1999); Professor
                                                             of Neurosurgery, University of
                                                             Minnesota (1980-1999).

JUDGE GUSTAVO E. GONZALES, JR.    Director    August, 1998   Retired                                    39       N/A
2929 Allen Parkway
Houston, Texas 77019
07/27/40


----------

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement discussed below.



(2) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company (24 funds), VALIC Company II (15 funds), AIG Series Trust, Inc. (4 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), and Season Series Trust (24 portfolios).


(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND
                                 POSITIONS                                                           COMPLEX
       NAME, ADDRESS AND         HELD WITH    DATE SERVICE         PRINCIPAL OCCUPATION (S)        OVERSEEN BY   OTHER DIRECTORSHIPS
         DATE OF BIRTH            FUND(1)         BEGAN               DURING PAST 5 YEARS          DIRECTOR(2)   HELD BY DIRECTOR(3)
       -----------------         ---------    ------------         ------------------------        -----------   -------------------
DR. NORMAN HACKERMAN              Director    1984           President Emeritus, Rice                   39       chairman,
2929 Allen Parkway                                           University, Houston, Texas                          Scientific Advisory
Houston, Texas 77019                                         (1985-Present).                                     Board for The
03/02/12                                                                                                         Robert A. Welch
                                                                                                                 Foundation (1983-
                                                                                                                 Present).

DR. JOHN W. LANCASTER             Director    1984           Pastor Emeritus and Director of            39       N/A
2929 Allen Parkway                                           Planned Giving, First Presbyterian
Houston, Texas 77019                                         Church, Houston, Texas
12/15/23                                                     (1997-Present).

KENNETH J. LAVERY                 Director    October,       Vice President of Massachusetts            39       Director, Board of
2929 Allen Parkway                            2001           Capital Resources Company                           Overseers, Newton
Houston, Texas 77019                                         (1982-Present).                                     Wellesley Hospital
12/30/49                                                                                                         (1996-Present).

BEN H. LOVE                       Director    1993           Retired.                                   39       N/A
2929 Allen Parkway
Houston, Texas 77019
09/26/30

DR. JOHN E. MAUPIN, JR.           Director    August, 1998   President, Meharry Medical                 39       Director, Monarch
2929 Allen Parkway                                           College, Nashville, Tennessee                       Dental Corporation
Houston, Texas 77019                                         (1994-Present).                                     (1997-Present);
10/28/46                                                                                                         Director, Pinnacle
                                                                                                                 Financial Partners,
                                                                                                                 Inc. (2000-
                                                                                                                 Present).



INTERESTED DIRECTORS



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND
                                 POSITIONS                                                           COMPLEX
       NAME, ADDRESS AND         HELD WITH    DATE SERVICE         PRINCIPAL OCCUPATION (S)        OVERSEEN BY   OTHER DIRECTORSHIPS
         DATE OF BIRTH            FUND(1)         BEGAN               DURING PAST 5 YEARS          DIRECTOR(2)   HELD BY DIRECTOR(3)
       -----------------         ---------    ------------         ------------------------        -----------   -------------------
PETER A. HARBECK                 Director     October,       President, CEO and Director,               88       N/A
The SunAmerica Center                         2001           SAAMCo (1995-Present); Director,
733 Third Avenue                                             AIG SunAmerica Capital Services,
New York, New York 10017                                     Inc. ("SACS") (August
01/23/54                                                     1993-Present), President and CEO,
                                                             AIG Advisor Group, Inc. (June
                                                             2004-Present).

OFFICERS



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND
                                 POSITIONS                                                           COMPLEX
       NAME, ADDRESS AND         HELD WITH    DATE SERVICE         PRINCIPAL OCCUPATION (S)        OVERSEEN BY   OTHER DIRECTORSHIPS
         DATE OF BIRTH              FUND          BEGAN               DURING PAST 5 YEARS          DIRECTOR(2)   HELD BY DIRECTOR(3)
       -----------------         ---------    ------------         ------------------------        -----------   -------------------
EVELYN M. CURRAN                 President    October,       President and Principal Executive         N/A       N/A
2919 Allen Parkway               and          2002           Officer, VC I and VALIC Company II
Houston, Texas 77019             Principal                   ("VC II") (2002-Present); Senior
06/04/65                         Executive                   Vice President, Variable Products
                                 Officer                     and Funds VALIC (2001-Present);
                                                             Vice President, Series Company and
                                                             VC II (2001-2002). Formerly, Vice
                                                             President, American General Fund
                                                             Group (1999-Present). Senior
                                                             Attorney, American General
                                                             Corporation (1997-1999).

NORI L. GABERT                   Vice         October,       Vice President and Deputy General         N/A       N/A
2929 Allen Parkway               President    2000           Counsel, SAAMCo (2001-Present);
Houston, TX 77019                and                         Vice President and Assistant
08/15/53                         Secretary                   Secretary, Seasons Series Trust
                                                             (2001-Present); Vice President,
                                                             Series Company and VC II
                                                             (1998-Present); Secretary, VC I and
                                                             VC II (2000-Present); Formerly,
                                                             Associate General Counsel, American
                                                             General Corporation, (1997-2001);
                                                             Assistant Secretary, VC I and VC II
                                                             (1998-2000).

DONNA M. HANDEL                  Vice         October,       Vice President and Assistant              N/A       N/A
The SunAmerica Center            President    2001           Treasurer, VC I and VC II
733 Third Avenue                 and                         (2001-Present); Vice President
New York, New York 10017         Assistant                   (2001-Present), Treasurer
06/25/66                         Treasurer                   (2002-Present) and Assistant
                                                             Treasurer (1999-2002), Seasons
                                                             Series Trust; Vice President,
                                                             SAAMCo (1996-Present); Vice
                                                             President (2000-Present),
                                                             Treasurer (2002-Present)  and
                                                             Assistant Treasurer (1996-2002),
                                                             SunAmerica Equity Funds,
                                                             SunAmerica Income Funds and
                                                             SunAmerica Money Market Funds,
                                                             Inc., Anchor Series Trust,
                                                             SunAmerica Focused Series, Inc.;
                                                             Treasurer, AIG Series Trust, Inc.
                                                             (2004-Present).

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                    IN FUND
                                  POSITIONS                                                         COMPLEX
       NAME, ADDRESS AND          HELD WITH   DATE SERVICE         PRINCIPAL OCCUPATION (S)        OVERSEEN BY   OTHER DIRECTORSHIPS
         DATE OF BIRTH              FUND          BEGAN               DURING PAST 5 YEARS          DIRECTOR(2)   HELD BY DIRECTOR(3)
       -----------------         ----------   ------------         ------------------------        -----------   -------------------
GREGORY R. KINGSTON              Treasurer    October,       Treasurer and Principal Financial         N/A       N/A
2919 Allen Parkway               and          2002           Officer, VC I and VC II
Houston, Texas 77019             Principal                   (2002-Present); Vice President and
01/18/66                         Financial                   Assistant Treasurer, Seasons
                                 Officer                     Series Trust (2001-Present);
                                                             Treasurer, VC I and VC II
                                                             (2000-Present). Formerly, Vice
                                                             President, American General
                                                             Investment Management, L.P.
                                                             (1999-2001); Assistant Treasurer,
                                                             First Investors Management Co.
                                                             (1994-1999).

JOHN PACKS                       Vice         October,       Vice President and Senior                 N/A       N/A
99 High Street                   President    2001           Investment Officer, VC I and VC II
Boston, Massachusetts 02110      and                         (2001-Present); Senior Investment
12/09/55                         Senior                      Officer, VALIC (2001-Present).
                                 Investment                  Formerly, Senior Vice
                                 Officer                     President-Investment Research,
                                                             American General Fund Group
                                                             (2000-2001); Principal, Cypress
                                                             Holding Company (1995-2000).


Independent Directors receive an annual retainer of $31,500, and a meeting fee of $4,075 for each Board meeting and $2,000 for each special Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $500 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $250 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $500 for each Committee Meeting chaired not held in conjunction with a Board Meeting.


The Series Company has an Audit Committee on which each of the Independent Directors serves with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2005, the Audit Committee held four meetings. The Series Company has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The Series Company does not have a standing compensation committee. During the fiscal year ended May 31, 2005, the Governance Committee held five meetings. The Series Company has a Compliance and Ethics Committee comprised of Ms. Craven, Mr. Lavery, Judge Gonzales and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as wells as any material compliance matters arising under Rule 38a-1 policies and procedures approved by the Board of Directors. The Series Company has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Hackerman, Mr. Lavery, Judge Gonzales and Dr. Maupin, which reviews brokerage issues but does not meet on a formal basis.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Series Company. The Directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2005.


DIRECTOR OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

                                                               AGGREGATE DOLLAR RANGE
                                                              OF EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
       NAME OF DIRECTOR          SECURITIES IN THE FUND(1)     DIRECTOR IN FAMILY(2)
       ----------------          -------------------------   -------------------------
Dr. Judith L. Craven                         $0                          $0
William F. Devin                              0                           0
Dr. Timothy J. Ebner                          0                           0
Judge Gustavo E. Gonzales, Jr.                0                           0
Dr. Norman Hackerman                          0                           0
Dr. John W. Lancaster                         0                           0
Kenneth J. Lavery                             0                           0
Ben H. Love                                   0                           0
Dr. John E. Maupin, Jr.                       0                           0

----------

(1) Includes the value of shares beneficially owned by each Director in the Series Company as of May 31, 2005.



(2)  Includes the Series Company (24 series) and VC II (15 series).

INTERESTED DIRECTORS

                                                 AGGREGATE DOLLAR RANGE
                                                OF EQUITY SECURITIES IN
                                               ALL REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY
NAME OF DIRECTOR   SECURITIES IN THE FUND(1)       DIRECTOR IN FAMILY
----------------   -------------------------   -------------------------
Paige T. Davis                 0                           0
Peter A. Harbeck               0                           0


As of May 31, 2005, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.



COMPENSATION OF INDEPENDENT DIRECTORS



The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2005. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.



                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2005



                                   AGGREGATE         PENSION OR RETIREMENT      TOTAL COMPENSATION
                               COMPENSATION FROM   BENEFITS ACCRUED AS PART     FROM FUND COMPLEX
      NAME OF DIRECTOR           SERIES COMPANY     OF FUND EXPENSES(1)(2)    PAID TO DIRECTORS (2)
      ----------------         -----------------   ------------------------   ---------------------
Dr. Judith L. Craven                $55,187                $148,967                  $ 92,690
William Devin                        55,187                 153,167                    81,470
Dr. Timothy Ebner(3)                 46,527                  66,725                   109,401
Judge Gustavo E. Gonzales(3)         49,252                  70,650                    78,978
Dr. Norman Hackerman                 54,725                  78,500                    79,679
Dr. John W. Lancaster                56,572                  80,500                   100,733
Kenneth J. Lavery                    50,183                  71,350                    89,757
Ben H. Love                          56,341                  80,250                   132,591
Dr. John E. Maupin, Jr.              55,650                  79,500                    54,335



(1) All current Directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2005, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 7 years; Messrs. Devin and Lavery - approximately 4 years.



(2) Includes VC I, VC II, SunAmerica Series Trust, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, AIG Series Trust and SunAmerica Money Market Funds.



(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2005, the current value of the deferred compensation is $40,851 and $25,688 for Dr. Ebner and Mr. Gonzales, respectively.


Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT

COMPENSATION AT    5 YEARS                                            10 OR MORE
   RETIREMENT     AND UNDER   6 YEARS   7 YEARS   8 YEARS   9 YEARS      YEARS
---------------   ---------   -------   -------   -------   -------   ----------
    $20,000        $10,000    $12,000   $14,000   $16,000   $18,000     $20,000
    $30,000        $15,000    $18,000   $21,000   $24,000   $27,000     $30,000
    $40,000        $20,000    $24,000   $28,000   $32,000   $36,000     $40,000
    $50,000        $25,000    $30,000   $35,000   $40,000   $45,000     $50,000
    $60,000        $30,000    $36,000   $42,000   $48,000   $54,000     $60,000
    $70,000        $35,000    $42,000   $49,000   $56,000   $63,000     $70,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well established industries

     -    High rates of return on funds employed

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                 VALIC COMPANY I


                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND
                              BROAD CAP VALUE FUND
                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND
                               FOREIGN VALUE FUND
                               GLOBAL EQUITY FUND
                              GLOBAL STRATEGY FUND
                           GOVERNMENT SECURITIES FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND
                              INCOME & GROWTH FUND
                            INFLATION PROTECTED FUND
                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                               LARGE CAP CORE FUND
                              LARGE CAP GROWTH FUND
                            LARGE CAPITAL GROWTH FUND
                               MID CAP INDEX FUND
        MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)
                              MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                            SCIENCE & TECHNOLOGY FUND
                        SMALL CAP AGGRESSIVE GROWTH FUND
                                 SMALL CAP FUND
                SMALL CAP INDEX FUND SMALL CAP SPECIAL VALUES FUND
                         SMALL CAP STRATEGIC GROWTH FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                VALIC ULTRA FUND
                                   VALUE FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                     PART B



                                DECEMBER __, 2005




This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I (the "Series Company" or "VC I"). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectuses dated September 19, 2005 and December 5, 2005. The Series Company's Annual Report dated May 31, 2005 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting www.aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.

                                TABLE OF CONTENTS



                                                                                  Page
                                                                                  ----
General Information and History                                                      4
Investment Restrictions                                                              6
     Fundamental Investment Restrictions                                             6
     Non-Fundamental Investment Restrictions                                         7
     Operating Policies                                                              8
Investment Practices                                                                10
     Adjustable Rate Securities                                                     10
     Asset-Backed Securities                                                        10
     Bank Obligations                                                               10
     Convertible Securities                                                         11
     Depositary Receipts                                                            11
     Eurodollar Obligations                                                         12
     Fixed Income Securities                                                        12
     Foreign Currency Exchange Transactions and Forward Contracts                   14
     Foreign Securities                                                             16
     Hybrid Instruments                                                             17
     Illiquid Securities                                                            19
     Initial Public Offerings                                                       19
     Interfund Borrowing and Lending Program                                        19
     Lending Portfolio Securities                                                   19
     Loan Participations                                                            20
     Mortgage-Related Securities                                                    20
     Options and Futures Contracts                                                  23
     Other Investment Companies                                                     30
     Real Estate Securities and Real Estate Investment Trusts                       31
     Repurchase Agreements                                                          31
     Reverse Repurchase Agreements                                                  32
     Rule 144A Securities                                                           32
     Short Sales                                                                    33
     Swap Agreements                                                                33
     Unseasoned Issuers                                                             34
     Variable Rate Demand Notes                                                     34
     Warrants                                                                       34
     When-Issued Securities                                                         35
Investment Adviser                                                                  36
     Approval of Advisory Agreement                                                 38
     Code of Ethics                                                                 50
Investment Sub-advisers                                                             51
Service Agreements                                                                  55
Portfolio Managers                                                                  57
Portfolio Turnover                                                                  73
Portfolio Transactions and Brokerage                                                73
Offering, Purchase, and Redemption of Fund Shares                                   80
Determination of Net Asset Value                                                    80
Accounting and Tax Treatment                                                        81
     Calls and Puts                                                                 81
     Financial Futures Contracts                                                    82
     Subchapter M of the Internal Revenue Code of 1986                              82
     Passive Foreign Investment Companies                                           83
     Section 817(h) of the Code                                                     83

                                                                                  Page
                                                                                  ----
Other Information                                                                   84
     Shareholder Reports                                                            84
     Voting and Other Rights                                                        84
     Proxy Voting Policies and Procedures                                           85
     Proxy Voting Records                                                           87
     Disclosure of Portfolio Holdings Policies and Procedures                       87
     Custody of Assets                                                              88
     Index Funds                                                                    88
     Independent Registered Public Accounting Firm                                  89
Management of the Series Company                                                    90
     Director Ownership of Shares                                                   94
     Compensation of Independent Directors                                          95
Appendix                                                                            97
     Description of Corporate Bond Ratings                                          97
     Description of Commercial Paper Ratings                                        98

                         GENERAL INFORMATION AND HISTORY

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the Inflation Protected, the International Government Bond and the Nasdaq-100(R) Index Funds, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.

The Series Company issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------
AGSPC Asset Allocation Fund              North American - AG Asset Allocation   Asset Allocation Fund
                                         Fund

AGSPC Capital Conservation Fund          North American - AG Capital            Capital Conservation Fund
                                         Conservation Fund

AGSPC Government Securities Fund         North American - AG Government         Government Securities Fund
                                         Securities Fund

AGSPC Growth & Income Fund               North American - AG Growth & Income    Growth & Income Fund
                                         Fund

AGSPC International Equities Fund        North American - AG International      International Equities Fund
                                         Equities Fund

AGSPC International Government Bond      North American - AG International      International Government Bond Fund
Fund                                     Government Bond Fund

AGSPC Mid Cap Index Fund                 North American - AG Mid Cap Index      Mid Cap Index Fund
                                         Fund

AGSPC Money Market Fund                  North American - AG 1 Money Market     Money Market I Fund
                                         Fund

N/A (new fund 10/1/2000)                 North American - AG Nasdaq-100(R)      Nasdaq-100(R) Index Fund
                                         Index Fund

AGSPC Small Cap Index Fund               North American - AG Small Cap Index    Small Cap Index Fund
                                         Fund

AGSPC Social Awareness Fund              North American - AG Social Awareness   Social Awareness Fund
                                         Fund
AGSPC Stock Index Fund                   North American - AG Stock Index Fund   Stock Index Fund

AGSPC Growth Fund                        North American Core Equity Fund        Core Equity Fund

N/A (new fund 10/1/2000)                 North American - American Century      Income & Growth Fund
                                         Income & Growth Fund

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------
N/A (new fund 10/1/2000)                 North American - American Century      International Growth I Fund
                                         International Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders Large Cap    Large Cap Growth Fund
                                         Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders/T. Rowe      Small Cap Fund
                                         Price Small Cap Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price Blue    Blue Chip Growth Fund
                                         Chip Growth Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price         Health Sciences Fund
                                         Health Sciences Fund

AGSPC Science & Technology Fund          North American - T. Rowe Price         Science & Technology Fund
                                         Science & Technology Fund

N/A (new fund 12/31/2001)                N/A                                    Value Fund

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the "Opportunities Fund," was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund.

                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING
All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES
All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION
All Funds except the Health Sciences Fund and the Nasdaq-100(R) Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION
All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, and the Nasdaq-100(R) Index Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

ISSUANCE OF SENIOR SECURITIES
All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING
All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE
All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING
All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES
All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES
All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

FOREIGN SECURITIES
All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.


     100%
     Foreign Value Fund
     Global Equity Fund
     Global Strategy Fund
     International Equities Fund
     International Government Bond Fund
     International Growth I Fund

     35%
     Asset Allocation Fund
     Core Equity Fund
     Growth & Income Fund
     Health Sciences Fund
     Income & Growth Fund
     Mid Cap Index Fund
     Nasdaq-100(R) Index Fund
     Small Cap Index Fund
     Stock Index Fund

     30%
     Inflation Protected Fund
     Large Cap Growth Fund
     Science & Technology Fund
     Small Cap Fund

     25%
     Large Capital Growth Fund
     Mid Cap Strategic Growth Fund
     Value Fund


     20%
     Blue Chip Growth Fund
     Broad Cap Value Fund
     Capital Conservation Fund
     Government Securities Fund
     Large Cap Core Fund
     Money Market I Fund (payable in U.S. Dollars)
     Small Cap Special Values Fund
     Small Cap Strategic Growth Fund
     Socially Responsible Fund
     VALIC Ultra Fund



     10%
     Small Cap Aggressive Growth Fund


MARGIN
All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES
All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES
All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES
All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.

TOTAL INVESTMENT COMPANY INVESTMENT
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES
All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS
All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES


Each Fund, except the Broad Cap Value Fund, Foreign Value Fund, Global Strategy Fund and VALIC Ultra Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.


Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES


Each Fund, other than the Government Securities Fund, International Government Bond Fund, Large Cap Growth Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100 Index Fund, Small Cap Index Fund and Stock Index Fund, may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

DEPOSITARY RECEIPTS


Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund's investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

EURODOLLAR OBLIGATIONS

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and

B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower Rated Fixed Income Securities


The Broad Cap Value Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Income & Growth Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Small Cap Special Values Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian" or "State Street") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets


The Blue Chip Growth Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Income & Growth Fund, Inflation Protected Fund, International Government Bond Fund, International Growth I Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

HYBRID INSTRUMENTS


Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures) and exchange traded funds ("ETFs"), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For more information on ETFs, see "Other Investment Companies."


Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% (5% for the Inflation Protected Fund) of total assets.

Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INITIAL PUBLIC OFFERINGS ("IPOS")


The Blue Chip Growth Fund, Broad Cap Value Fund, Core Equity Fund, Global Equity Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Fund Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may invest in IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

INTERFUND BORROWING AND LENDING PROGRAM

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

LENDING PORTFOLIO SECURITIES

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS


Each Fund, except the Broad Cap Value Fund, Foreign Value Fund, and Global Strategy Fund, may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.


MORTGAGE-RELATED SECURITIES


All Funds, except the Blue Chip Growth Fund, Foreign Value Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.


Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)


Each Fund, except the Blue Chip Growth Fund, Foreign Value Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund, Science & Technology Fund and VALIC Ultra Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls


The Asset Allocation Fund, Broad Cap Value Fund, Capital Conservation Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small Cap Strategic Growth Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, the International Government Bond Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.


To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.


Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.


The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.


Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Government Securities Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.



From time to time, the Blue Chip Growth Fund, Health Sciences Fund, Inflation Protected Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.


The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Capital Growth Fund and Mid Cap Strategic Growth Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.


A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.


Unlisted options may be used by the Blue Chip Growth Fund, Capital Conservation Fund, Foreign Value Fund, Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small Cap Strategic Growth Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."


Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts


Each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income.

The Blue Chip Growth Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Growth & Income Fund, Health Sciences Fund, Large Cap Core Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund may also write covered put options on stock index futures contracts.



The Blue Chip Growth Fund, Foreign Value Fund, Global Equity Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and VALIC Ultra Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.


Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


Unlisted financial futures contracts, which may be purchased or sold only by the Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.


When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Effective February 2006, the Fund will be required to deposit the initial margin and variation margin with the FCM.

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts


For bona fide hedging purposes, each Fund, except the Broad Cap Value Fund, Global Strategy Fund and Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.


Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

OTHER INVESTMENT COMPANIES

Each Fund, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and ETFs such as iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

Holding Company Depositary Receipts ("HOLDRs") are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares are managed by Barclay's Global Investors and are listed on the American Stock Exchange ("AMEX"). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")


Each Fund, except the Foreign Value Fund, Large Cap Core Fund and Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.



Each Fund, except the Foreign Value Fund, Large Cap Core Fund and Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price.

The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

REVERSE REPURCHASE AGREEMENTS


The Blue Chip Growth Fund, Broad Cap Value Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund , Small Cap Aggressive Fund, Small Cap Fund, Small Cap Special Values Fund and the Small Cap Strategic Growth Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.


RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Foreign Value Fund, Money Market I Fund and Small Cap Special Values Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


SWAP AGREEMENTS


The Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Values Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.



The Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Fund, Small Cap Special Values, Small Cap Strategic Growth Fund may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.


The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.


UNSEASONED ISSUERS



The Global Strategy Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, Science & Technology Fund, Small Cap Fund and VALIC Ultra Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.


VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WARRANTS

Each Fund, except the Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

                               INVESTMENT ADVISER

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 26, 2005. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts. VC I shall allocate the foregoing expenses among the Funds and, to the extent that any of the foregoing expenses are allocated between the Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below.

                                                                 INVESTMENT ADVISORY FEES PAID FOR
                                                                      FISCAL YEAR ENDED MAY 31,
FUND NAME                                                   2005               2004                2003
Asset Allocation Fund                                      $970,558           $886,029            $792,890
Blue Chip Growth Fund                                       361,858            273,640             148,039
Capital Conservation Fund                                   426,719            410,438             398,255
Core Equity Fund                                          4,578,808          4,788,943           4,334,282
Government Securities Fund                                  703,046            836,372             900,370
Growth & Income Fund                                      1,320,789          1,403,452           1,310,594
Health Sciences Fund                                      1,507,528          1,139,275             558,019
Income & Growth Fund                                      1,792,038          1,712,444           1,459,730
Inflation Protected Fund*                                    14,643                N/A                 N/A
International Equities Fund                               1,190,099            451,688             289,208
International Government Bond Fund                          744,522            745,240             624,463
International Growth I Fund                               3,677,792          3,812,799           3,474,142
Large Cap Growth Fund                                     3,453,615          4,282,624           3,900,263
Large Capital Growth Fund*                                   32,708                N/A                 N/A
Mid Cap Index Fund                                        4,793,800          3,906,884           2,905,924
Mid Cap Strategic Growth Fund*                               30,588                N/A                 N/A
Money Market I Fund                                       2,168,600          2,402,961           2,958,515
Nasdaq-100(R) Index Fund                                    365,334            333,005             121,446
Science & Technology Fund                                11,316,300         12,439,525           8,913,172
Small Cap Fund                                            5,507,596          5,475,614           4,553,763

                                                                 INVESTMENT ADVISORY FEES PAID FOR
                                                                      FISCAL YEAR ENDED MAY 31,
FUND NAME                                                   2005               2004                2003
Small Cap Index Fund                                      1,966,633          1,359,431             753,478
Social Awareness Fund                                     2,037,289          1,918,682           1,646,755
Stock Index Fund                                         11,384,135         10,618,015           8,916,679
Value Fund                                                  140,188            102,208              75,358

*    Commenced operation December 20, 2004.

For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:


FUND NAME                                               AMOUNTS REIMBURSED BY VALIC FOR THE
                                                                 YEAR ENDED MAY 31,
                                                 2005                  2004               2003
Asset Allocation Fund                               -                     -                  -
Blue Chip Growth Fund                          $9,180                     -                  -
Capital Conservation Fund                           -                     -                  -
Core Equity Fund                              467,717              $578,600           $658,912
Government Securities Fund                          -                     -                  -
Growth & Income Fund                           96,514                78,657            109,845
Health Sciences Fund                                -                     -                  -
Income & Growth Fund                          191,233               173,800            188,930
Inflation Protected Fund*                      47,476                     -                  -
International Equities Fund                         -                     -                  -
International Government Bond Fund                  -                     -                  -
International Growth I Fund                 1,002,007               842,022          1,038,269
Large Cap Growth Fund                          90,553               107,493            166,331
Large Capital Growth Fund*                     81,913                     -                  -
Mid Cap Index Fund                                  -                     -                  -
Mid Cap Strategic Growth Fund*                 79,834                     -                  -
Money Market I Fund                           146,265               175,304            269,584
Nasdaq-100(R) Index Fund                              -                     -                  -
Science & Technology Fund                           -                75,743            456,761
Small Cap Fund                                611,317               553,653            571,973
Small Cap Index Fund                                -                     -                  -
Social Awareness Fund                               -                     -                  -
Stock Index Fund                                    -                     -                  -
Value Fund                                     20,058                     -                  -

*    Commenced operations December 20, 2004.

VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2006.

                                         MAXIMUM FUND          EXPENSE BEFORE
              FUND                         EXPENSE               LIMITATION
                                                            (AS OF MAY 31, 2005)
Blue Chip Growth Fund                       1.10%                   1.10%
Core Equity Fund                            0.85%                   0.93%
Growth & Income Fund                        0.85%                   0.90%
Income and Growth Fund                      0.83%                   0.91%

Inflation Protected Fund                    0.65%                   2.27%
International Growth I Fund                 1.01%                   1.29%
Large Cap Growth Fund                       0.96%*                  1.00%
Large Capital Growth Fund                   0.80%                   2.73%
Mid Cap Strategic Growth Fund               0.85%                   2.68%
Money Market I Fund                         0.56%*                  0.61%
Small Cap Fund                              0.95%                   1.05%
Value Fund                                  1.30%                   1.39%

* Effective October 1, 2005, the new rate for the Large Cap Growth Fund and the Money Market I Fund are 0.90% and 0.55%, respectively.

The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

APPROVAL OF ADVISORY AGREEMENTS

         The Board, including the Directors that are not interested persons of the Series Company, as defined in the 1940 Act (the "Independent Directors"), approved with respect to each Fund (except for the New Funds, as defined below, and the Inflation Protected Fund, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund), the Investment Advisory Agreement between VALIC and the Series Company and the Investment Sub-Advisory Agreements between VALIC and each of the following sub-advisers at a meeting of the Board held on July 25-26, 2005: AIGGIC, AIM, American Century, American Century Global, Franklin Portfolio, MFS, Oppenheimer, SAAMCo, T. Rowe Price, Wellington Management and WMA. Also at the July 2005 meeting, the Board, and a majority of the Independent Directors, approved a new Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC ("RCM") that would become effective on or about September 19, 2005. The Investment Advisory Agreement and Investment Sub-advisory Agreements are collectively referred to as the "Advisory Agreements."


         In addition, at a meeting on June 16, 2005, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Advisory Agreement with respect to the "New Funds" (Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund) and Investment Sub-Advisory Agreements with respect to those Funds between VALIC and each of the following sub-advisers: American Century (with respect to the VALIC Ultra Fund), BHMS (with respect to the Broad Cap Value Fund), CSAM (with respect to the Small Cap Aggressive Fund), Evergreen (with respect to the Large Cap Core, Small Cap Special Values and Small Cap Strategic Growth Funds), Franklin Advisers (with respect to the Global Strategy Fund), Putnam (with respect to the Global Equity and Small Cap Special Values Funds), Templeton Global (with respect to the Foreign Value Fund) and Templeton Investment (with respect to the Global Strategy Fund). These Advisory Agreements with respect to these nine Funds were approved for an initial period of two years.


         At a meeting held on April 25-26, 2005, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Sub-Advisory Agreement with AIM and approved an Investment Sub-Advisory Agreement with MFS, both with respect to the International Growth I Fund. The Investment Sub-Advisory Agreements with respect to the Fund were approved for an initial period of two years. The Board noted that AIM and MFS would each manage 25% of the Fund's assets and American Century would continue to manage the remaining 50% of the Fund's assets. AIM and MFS assumed sub-advisory duties effective June 19, 2005.

         In addition, at a regular meeting held on October 18-19, 2004, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Advisory Agreement with respect to certain new VC I funds (the Inflation Protected Fund, Large Capital Growth Fund and Mid Cap Strategic Growth
Fund), and Investment Sub-Advisory Agreements (or amendments thereto) with respect to such Funds, between VALIC and each of the following sub-advisers:
AIGGIC (with respect to the Inflation Protected Fund), AIM (with respect to the Large

Capital Growth Fund), Brazos (with respect to the Mid Cap Strategic Growth
Fund), SAAMCo (with respect to the Large Capital Growth Fund) and Van Kampen (with respect to the Mid Cap Strategic Growth Fund). The Advisory Agreements with respect to these three Funds were approved for an initial period of two years.


         AIGGIC, AIM, American Century, American Century Global, BHMS, Brazos, CSAM, Evergreen, Franklin Advisers, Franklin Portfolio, MFS, Oppenheimer, Putnam, RCM, SAAMCo, T. Rowe Price, Templeton Global, Templeton Investment, Van Kampen, Wellington Management and WMA are collectively referred to as the "Sub-advisers" and each a "Sub-adviser."



         In connection with the approval of Advisory Agreements described above, the Board received materials related to certain factors used in its consideration whether to renew or approve such Advisory Agreements. Those factors included: (1) the nature, extent and quality of services provided or to be provided by (as the case may be) by VALIC and the Sub-advisers; (2) the advisory fee and sub-advisory-fees charged in connection with VALIC's and the Sub-advisers' management of the Funds, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Sub-Advisor Expense Group/Universe"), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Funds, if any, compared to performance of comparable funds as selected by an independent third-party provider of investment company data ("Performance Group/Universe") and against benchmarks and/or indices, and with respect to the New Funds, the International Growth I Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the performance of comparable funds or accounts managed by the relevant Sub-adviser; (4) the costs of services and the benefits potentially derived by VALIC and the Sub-advisers; (5) the terms of the Advisory Agreements; (6) whether the Funds will benefit from possible economies of scale; and (7) information regarding VALIC and each of the Sub-advisers' compliance and regulatory history. The Directors also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.


         The Expense Group and the Performance Group each consists of a Fund and a select group of funds that are chosen to be comparable to the Fund based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large cap value, small cap growth, mid cap core), sales load type, asset size and expense components. In many cases, the other funds that comprise a Fund's Expense Group and Performance Group may differ. The Expense Universe and the Performance Universe each generally consists of a Fund, the funds in its Expense Group or Performance Group, respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group regardless of asset size or primary channel of distribution. A Fund's Subadvisor Expense Group and Subadvisor Expense Universe are comprised of the Fund and certain other comparable funds in its asset category or categories with subadviser agreements. The funds that comprise a Fund's Expense Group/Universe, Performance Group/Universe and Sub-Advisor Group/Universe are selected by an independent third-party provider of investment company data.

         Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account its familiarity with VALIC's management through board meetings, discussions and reports during the preceding year. The Board considered that VALIC is responsible for the management of the day-to-day operations of VC I, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers and makes changes/replacements when deemed appropriate. The Board also noted that VALIC personnel meet on a periodic basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-a-vis competitors. In addition, it was considered that VALIC works to developing marketing strategies to promote an identity for the Funds separate and apart from the insurance products and the employer-sponsored retirement plans. The Board also considered VALIC's financial condition and whether it had the financial wherewithal to provide the services under the Investment Advisory Agreement with respect to each Fund.

         With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by the Sub-adviser, including information presented throughout the previous year, if applicable. The Board considered that the Sub-advisers make investment decisions for the Funds according to each Fund's investment objective and restrictions. It was also noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or VC I are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of VC I concerning its discharge of the foregoing responsibilities. The Board reviewed the qualifications, background and responsibilities of each Sub-adviser's investment and compliance personnel who would be responsible for providing investment management services to the Funds. The Directors also took into account the financial condition of each Sub-adviser. The Directors also noted each Sub-adviser's brokerage practices.

         The Board considered VALIC's and each Sub-adviser's history and investment experience. With respect to RCM and in addition to the considerations described above, the Board noted that RCM would share responsibility for providing investment management services to the Science & Technology Fund with
T. Rowe Price. The Board noted that a contributing factor for the addition of RCM to the Science and Technology Fund was that the addition of RCM could potentially have had a higher return with lower risk based on quantitative models presented by management. The Board noted that a contributing factor for the addition of AIM and MFS as sub-advisers to the International Growth I Fund was that the addition of the sub-advisers could potentially improve performance, maintain style consistency and control portfolio risk. Management presented statistical analyses that showed that the addition of AIM and MFS could potentially reduce portfolio risk while increasing portfolio returns and represented that this was primarily due to AIM's and MFS's differing investment styles.

         The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by VALIC and each Sub-adviser under the Advisory Agreements.

         Fees and Expenses. The Board received and reviewed information regarding each Fund's total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group, Expense Universe and Subadvisor Expense Group and, in some cases as noted below, the Subadviser Expense Universe. It was noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fee and not by the Funds, and that sub-advisory fees may vary widely within the Subadvisor Expense Group or Subadvisor Expense Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.

         The Board noted that management proposed the institution of breakpoints or the addition of additional breakpoints to twelve of the Funds' advisory fee schedules. In addition, the Board noted that management proposed lowering the expense caps of the Large Cap Growth Fund and the Money Market I Fund. The total expense information, advisory fee information, and sub-advisory fee information considered by the Board, among other fee and expense data, is summarized below.

         - Asset Allocation Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's actual sub-advisory fee was at the median of its Subadvisor Expense Group.

         - Blue Chip Growth Fund (subadvised by T. Rowe Price). The Board considered that although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $48.5 million in assets as of April 30, 2005, and if the Fund grows, its total expenses would potentially continue to decrease. In addition, the Board noted that the Fund's actual sub-advisory fees were below the median of its Subadvisor Expense Group.


         - Broad Cap Value Fund (subadvised by BHMS). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and above the median of its Expense Universe. In addition, the Board noted that the Fund's proposed contractual advisory fee was below the median of its Expense Group. The Board also noted that the Fund's proposed sub-advisory fees were above the average of its Subadvisor Expense Group at asset levels below approximately $150 million and below such average for higher asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Capital Conservation Fund (subadvised by AIGGIC ). The Board considered that the Fund's total expenses were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were above the median of the Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of the Subadvisor Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Core Equity Fund (subadvised by Wellington and WMA). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Foreign Value Fund (subadvised by Templeton Global). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were above the median of its Expense Group and below the median of its Expense Universe. In addition, the Board noted that the Fund's contractual advisory fee was below the median of its Expense Group. The Board also noted that the Fund's sub-advisory fees were slightly above the average of its Subadvisor Expense Group at asset levels below approximately $500 million and equal to such average for higher asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.



         - Global Equity Fund (subadvised by Putnam). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were above the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's proposed contractual advisory fee was below the median of its Expense Group. It was also noted that the Fund's proposed sub-advisory fees were at or slightly above the average of its Subadvisor Expense Group for all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.



         - Global Strategy Fund (subadvised by Franklin Advisers and Templeton Investment). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and Expense Universe In addition, the Board noted that the Fund's proposed contractual advisory fees were below the median of its Expense Group. The Board also noted that the Fund's proposed sub-advisory fee was below the average for its Subadvisor Expense Group at asset levels up to approximately $1.2 billion, but rises slightly above the average of its Expense Group at higher asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Government Securities Fund (subadvised by AIGGIC ). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group, noting the relatively small number of funds in the Subadvisor Expense Group. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Growth & Income Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and above the median of its Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

         - Health Sciences Fund (subadvised by T. Rowe Price). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. With respect to sub-advisory fees, it was reported that there were too few comparable funds for the third party provider of investment management information to compose a Subadvisor Expense Group sufficient to provide meaningful comparisons. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Income & Growth Fund (subadvised by American Century). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

         - Inflation Protected Fund (subadvised by AIGGIC). The Board considered that the Fund's proposed advisory fees were at the median of its Expense Group, noting the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include. Management explained the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the expense cap.

         - International Equities Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were below the median of its Expense Universe and slightly above the median of its Expense Group and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - International Government Bond Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and its Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. In addition, it was noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group.

         - International Growth I Fund (subadvised by American Century Global, AIM and MFS). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were slightly above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

         At the April 2005 meeting, the Board noted that the sub-advisory fees of AIM and MFS were below American Century's sub-advisory fee rate but were slightly above the median for the Fund's Subadvisor Expense Group. As a result of the addition of AIM and MFS, the Board noted that the aggregate sub-advisory fee rate payable by VALIC would decrease.


         - Large Cap Core Fund (subadvised by Evergreen). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's proposed contractual advisory fees were below the median of its Expense Group. The Board noted that the Fund's sub-advisory fees were below the average for its Subadvisor Expense Group at asset levels over $125 million. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Large Cap Growth Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered that the Board had approved the lowering of the Fund's expense cap and its advisory fee at its July 2004 meeting, and that the full benefit of this adjustment was not reflected in the comparative fee information. The Board also considered that, at the July 2005 meeting,

      VALIC proposed and the Board approved the reduction of the Fund's contractual advisory fee by 0.10% and lowering the expense cap on total expenses from 0.96% to 0.80%, effective October 1, 2005. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - Large Capital Growth Fund (subadvised by AIM & SAAMCo). At the October 2004 meeting, the Board considered that the Fund's contractual advisory fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

         - Mid Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee.

         - Mid Cap Strategic Growth Fund (subadvised by Brazos & Van Kampen). At the October 2004 meeting, the Board considered that the Fund's contractual management fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

         - Money Market I Fund (subadvised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group. The Board took into account its approval at the July 2005 meeting of the reduction of the Fund's cap on total expenses from 0.60% to 0.55%, effective October 1, 2005. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the reduction of the Fund's contractual management fee from 0.50% to 0.40%.

         - Nasdaq-100 Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered management's discussion of the appropriateness of the peer group chosen for the Fund. The Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - Science & Technology Fund (subadvised by T. Rowe Price and RCM). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's current sub-advisory fees were below the median of its Subadvisor Expense Group. The Board noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

         The Board noted that VALIC also proposed that RCM initially manage $250 million of the Fund's assets, with T. Rowe Price managing the remaining portion of the Fund's assets. As a result of the addition of RCM, the aggregate sub-advisory fee rate payable by VALIC would slightly increase and VALIC will retain a smaller percentage of its advisory fee.


         - Small Cap Aggressive Fund (subadvised by CSAM). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and Expense Universe. The Board considered that the Fund's proposed contractual advisory fees were slightly below the median of its Expense Group. The Board noted that the Fund's proposed sub-advisory fees were slightly above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Small Cap Fund (subadvised by American Century, Franklin Portfolio and T. Rowe Price). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the

      Fund's sub-advisory fees were above the median of its Subadvisor Expense Group and Subadvisor Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

         - Small Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were at the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were at the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.


         - Small Cap Special Values Fund (subadvised by Evergreen and Putnam). The Board considered that the Fund's anticipated total expenses (taking into account the proposed expense limitation) were below the median of its Expense Group and Expense Universe. The Board also noted that the proposed contractual advisory fees were below the median of its Expense Group. In addition, it was noted that the Fund's proposed sub-advisory fees were above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.



         - Small Cap Strategic Growth Fund (subadvised by Evergreen). The Board considered that the Fund's total expenses (taking into account the proposed expense limitation) were slightly above the median of its Expense Group and but below the median of its Expense Universe. In addition, it was noted that the Fund's contractual advisory fees were at the median of its Expense Group. It was also noted that the Fund's sub-advisory fees were slightly above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Social Awareness Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

         - Stock Index Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Expense Group.


         - VALIC Ultra Fund (subadvised by American Century). The Board considered that the Fund's total expenses (taking into account the proposed expense limitation) were above the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's proposed contractual advisory fees were above the median of its Expense Group. It was also noted that the Fund's sub-advisory fees were above the average of its Subadvisor Expense Group at all asset levels. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.


         - Value Fund (subadvised by Oppenheimer). The Board considered that, although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $22.9 million in assets and if the Fund grows, total expenses could potentially continue to decrease. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted that the Fund's proposed sub-advisory fees were above the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

The Directors concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.




         Investment Performance. With respect to the Funds for which Advisory Agreements were approved at the July 2005 Board meeting, the Board received and reviewed information prepared by management and by a third party provider of investment company information regarding the Funds' investment performance compared against its benchmark and other funds in its Performance Group and Performance Universe. All information reviewed by the Board at its July 2005 meeting related to Performance Group, Performance Universe and its Lipper Index are as of the period ended April 30, 2005, while all information prepared by management (including benchmark related information) is as of the period ended June 30, 2005. With respect to the New Funds, the International I Growth Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the Board considered the performance of comparable funds or accounts managed by the relevant Sub-adviser. A summary of certain of the information that the Board considered is as follows:


         - Asset Allocation Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Flexible Portfolio Fund Index and the median of its Performance Universe for the three-, five- and ten-year periods, but trailed such index and its Performance Universe for the one-year period. In addition, it was noted that the Fund slightly trailed the median of its Performance Group for the one-, five- and ten-year periods and outperformed the Group for the three-year period. Furthermore, the Board noted that the Fund outperformed its blended index for the one-, three- and five-year periods but slightly trailed such index for the ten-year period. The blended index is comprised of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the New York City 30 Day Certificate of Deposit Primary Offering Rate ("30-Day CD Rate")(10%). The Directors concluded that the Fund's performance has been satisfactory.

         - Blue Chip Growth Fund (subadvised by T. Rowe Price). The Board considered that the Fund's performance exceeded the Lipper Large Cap Growth Index and the median of its Performance Universe for the one- and three-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Group for three-year period, but slightly trailed such median for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P(R) 500 Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.


         - Broad Cap Value Fund (subadvised by BHMS). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite of portfolios managed by BHMS that have similar investment objectives and investment strategies as the Fund. With respect to such composite, BHMS reported that its composite outperformed the S&P 500(R) Index and the Russell 1000 Value Index for the one-, three-, five- and ten-year periods.


         - Capital Conservation (subadvised by AIGGIC ). The Board considered that the Fund's performance slightly trailed the Lipper A Rated Bond Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-. three, five- and ten-year periods. In addition, the Board noted that the Fund slightly trailed its benchmark, the Lehman Brothers Aggregate Bond Index, for the same periods. The Directors noted management's discussion of the Fund's performance and its recent improvement and concluded that the Fund's underperformance is being addressed.

         - Core Equity Fund (subadvised by Wellington and WMA). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one-, five- and ten-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-year period and trailed the median for the one-, five- and ten-year periods. Finally, the Board noted that the Fund's performance trailed its benchmark, the S&P 500(R) Index for the one-, three-, five- and ten-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.


         - Foreign Value Fund (subadvised by Templeton Global). As the Fund had no performance history as of June 2005, the Board considered the performance of the Templeton Foreign Fund, which has a similar investment objective and investment strategies as the Fund. Templeton Global reported that its fund had outperformed the Morgan Stanley Capital International ("MSCI") Europe, Australasia and the Far East Index ("EAFE Index") and the MSCI All Country World ex. U.S. Index over the longer term for the five- and ten-year periods but trailed those indices for the one- and three-year periods, noting the effect of the recent market environment on the fund's performance.

         - Global Equity Fund (subadvised by Putnam). As the Fund had no performance history as of June 2005, the Board considered the performance of the Putnam Global Equity Fund, which has a similar investment objective and investment strategies to the Fund. Putnam reported that its fund had underperformed the MSCI World Index for the one-, three- and five-year periods, but outperformed the index for the ten-year period. Putnam also reported that its fund had outperformed the average of the Lipper Global Large-Cap Core Funds for the one-, three- and ten-year periods, but trailed the index for the five-year period. The Directors noted Putnam's discussion of its long-term investment philosophy.



         - Global Strategy Fund (subadvised by Franklin Advisers and Templeton Investment). As the Fund had no performance history as of June 2005, the Board considered the performance of the Templeton Global Asset Allocation Fund, which has a similar investment objective and investment strategies as the Fund. Franklin Advisers and Templeton Investment reported that its fund had outperformed the J.P. Morgan Global Government Bond Index for the year-to-date and the one- and ten-year periods, but trailed the index for the three- and five-year periods. The Sub-advisers also reported that its fund had outperformed the MSCI All Country World Index for the one-, three-, five- and ten-year periods.


         - Government Securities Fund (subadvised by AIGGIC ). The Board considered that the Fund's performance exceeded the Lipper General U.S. Government Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-, three-, five- and ten-year periods. In addition, the Board noted that the Fund slightly outperformed its benchmark, the Lehman Brothers U.S. Government Bond Index, for the three-year period but slightly underperformed such benchmark for the one-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Growth & Income Fund (subadvised by SAAMCo). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one-, three, and five-year periods, but trailed the index for the ten-year period. It also noted that the Fund's performance exceeded the median of its Performance Group for the one, three-, five- and ten-year periods. In addition, the Fund's performance exceeded the median of its Performance Universe for the one- and five- year periods, but slightly trailed the median for the three- and ten-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one-year period but trailed such benchmark for the three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Health Sciences Fund (subadvised by T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group and the median for its Performance Universe for the three-year period and trailed such medians for the one-year period. The Board also noted that the Fund outperformed the Lipper Health/Biotech Fund Index for the three-year period and underperformed the index for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period and trailed such benchmark for the one-year period. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Income & Growth Fund (subadvised by American Century). The Board considered that the Fund's performance trailed the Lipper Multi-Cap Value Index, the median of its Performance Group and the median of its Performance Universe for the one-, and three-year periods. In addition, the Board noted that the Board outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors noted management's discussion of its monitoring of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - International Equities Fund (subadvised by AIGGIC). The Board considered that the Fund's performance trailed the median of its Performance Universe for the three-, five-, and ten-year periods and exceeded its Performance Universe for the one-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only two other funds in such group. In addition, the Board considered that the Fund underperformed its benchmark, the EAFE Index, for the one-, three-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance is satisfactory in light of all factors considered.

         - International Government Bond Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Global Income Fund Index and the median of its Performance Universe for the one-, three, five-year periods and lagged the index and its Performance Universe for the ten-year period. It was also noted that the Fund's performance exceeded the median in its Performance Group for the one- and three-year periods, but trailed the median for the five- and ten-year periods. In addition, the Board noted that the Fund underperformed its blended benchmark for the one-, three-, five- and ten-year periods. The blended benchmark is comprised of the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%) and the JP Morgan Government Bond Index Plus (GBI+) (70%). The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

         - International Growth I Fund (subadvised by American Century Global, AIM and MFS). The Board considered that the Fund's performed just above the median of its Performance Universe for the one-year period but trailed the median for the three-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only four funds in such group. In addition, the Board noted that the Fund underperformed its benchmark, the EAFE Index, for the benchmark for the one- and three-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors took into account management's hiring of AIM and MFS as Sub-advisers of the Fund in an attempt to address the Fund's underperformance. The Directors noted that the performance of the new Sub-advisers was not reflected in the performance information. The Directors concluded that appropriate action had been to address the Fund's performance.

         At the April 2005 meeting, the Board considered the performance of the AIM's and MFS's funds that are managed with a similar investment objective and similar investment strategies as the Fund. It noted that both of their comparable funds (the AIM International Growth Fund and the MFS International Equity Portfolio) outperformed their Performance Groups for the one and three-year periods. Furthermore, it was noted that the AIM International Growth Fund outperformed the EAFE Index for the year-to-date and the three-year period ended March 31, 2005 and that the MFS International Equity Portfolio outperformed the EAFE Index for the year to date, one-, three- and five-year periods ended March 31, 2005.


         - Large Cap Core Fund (subadvised by Evergreen). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite fund managed by Evergreen that has similar investment objectives and investment strategies as the Fund. With respect to such composite, the Evergreen Fundamental Large Cap composite, Evergreen reported that its composite outperformed the S&P 500(R) Index for the one-, three- and five-year periods and trailed the index for the ten-year period.


         - Large Cap Growth Fund (subadvised by SAAMCo). The Board considered that the Fund's performance trailed the Lipper Large Cap Growth Index, the median of its Performance Group and the median of its Performance Universe for the one- and three-year periods. In addition, the Board noted that the Fund lagged its benchmark, the S&P 500(R) Index, for the same period. The Directors took into account management's proposal at the July 2005 meeting to reduce the Fund's expense cap and its management fee, which the Board considered and approved. The Directors also noted management's discussion of the Fund and concluded that appropriate steps are being taken to address the Fund's performance.

         - Large Capital Growth Fund (subadvised by AIM and SAAMCo). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by AIM, the AIM Large Cap Growth Fund Portfolio, it was reported that such fund outperformed both the Russell 1000 Growth Index and the average of the Lipper Large Cap Growth Category for the one-, three- and five-year periods.

         - Mid Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance was comparable to the median of its Performance Universe for all periods--the Fund exceeded the median of its Performance Universe for the one- and ten-year periods, but slightly trailed the median for the three- and five-year periods. In addition, it was noted that the Fund's performance exceeded the Lipper Mid Cap Core Index for all periods except the three-year period. The Board also noted that the Fund slightly underperformed its benchmark, the S&P Mid Cap 400 Index, for all periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Mid Cap Strategic Growth Fund (subadvised by Brazos and Van Kampen). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by Brazos, its Mid Cap Composite Portfolio, it was reported that the comparable fund outperformed both the Russell Mid Cap Growth Index and the Russell Mid Cap Index for six of the past eleven years. With respect to the comparable fund managed by Van Kampen, the Morgan Stanley Institutional Funds Mid Cap Growth Portfolio, it was reported that the comparable fund had outperformed the Russell Mid Cap Growth Index and average of the Lipper Mid Cap Growth Category for the one- and ten-year periods, and the period since inception (March 30, 1990), but lagged such index and category average for the three- and five-year periods.

         - Money Market I Fund (subadvised by SAAMCo). The Board considered that the Fund's performance trailed the median of its Performance Group and Performance Universe for the one-, three-, five- and ten-year periods. It also noted that the Fund's performance exceeded the Lipper Money Market Fund Index for the one- and three-year periods but trailed the index for the five- and ten-year periods. In addition, the Board noted that the Fund outperformed its benchmark, the 30-Day CD Rate, for the one-, five- and ten-year periods but slightly trailed such benchmark for the three-year period. The Board took into account the proposed reduction of the management fee and the expense cap, which the Board approved at the July 2005 meeting, and the potential effect of such reductions on the Fund's performance. The Directors also noted the relatively small range of returns among the Fund's peer group. The Directors concluded that appropriate action has been taken to address the Fund's performance.

         - Nasdaq-100 Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one-year period. It was also noted that the Fund's performance trailed the Lipper Multi Cap Growth Index for the one-year period, but outperformed the index for the three-year period. In addition, the Board noted that the Fund lagged its benchmark, the Nasdaq-100 Index, for the one- and three-year periods. The Directors noted management's discussion of the appropriateness of the Fund's peer group. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Science & Technology Fund (subadvised by T. Rowe Price and RCM). The Board considered that the Fund's performance exceeded the Lipper Science & Technology Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It also noted that the Fund's performance was at or exceeded the median of its Performance Group for the one-, three- and five-year periods. With respect to the Fund's Performance Universe, it was noted that the Fund's performance was at or exceeded the median for the one- and three-year periods but trailed the median for the five-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period, but lagged such benchmark for the one-, five- and ten-year periods. The Directors took into account management's plans for the Fund, as well as the proposed addition of RCM, which was not reflected in the performance information. The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

         In approving the Sub-Advisory Agreement with RCM, the Board also considered the performance of the Allianz/PIMCO RCM Global Tech Fund which is managed by RCM with a similar investment objective and investment strategy as the Science & Technology Fund and noted that it had exceptional performance for the one, three- and five-year periods.


         - Small Cap Aggressive Fund (subadvised by CSAM). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite of funds managed by CSAM that has a similar investment objective and investment strategy as the Fund. With respect to CSAM's Small Cap Growth Equity composite, CSAM reported that such its composite outperformed the Russell 2000 Growth Index for the ten-year period and the period since inception (January 1, 1990) but trailed such index for the one-, three- and five-year periods.


         - Small Cap Fund (subadvised by American Century, Franklin Portfolio and T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group for the one- and three-year periods. It also noted that in its Performance Universe, the Fund trailed the median in the three-year period but exceeded the median in the one-year period. In addition, it was noted that the Fund's performance beat the Lipper Small Cap Core Index for the one-year period but trailed such index for the three-year period. The Board also noted that the Fund outperformed its benchmark, the Russell 2000 Index, for the one-year period but trailed such benchmark for the three-year period. The Directors took into account management's discussion of the Fund's performance, including the recent market environment with respect to smaller capitalization companies. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Small Cap Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Group for the three- and five-year periods but trailed the median for the one-year period. In its Performance Universe, it was noted that the Fund's performance exceeded the median for the three-year period, but trailed the median for the one- and five-year periods. In addition, it was noted that the Fund's performance trailed the Lipper Small Cap Core Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the Russell 2000 Index, for the one-, three-, five- and ten-year periods. The Directors took into account management's discussion of the Fund's performance. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.


         - Small Cap Special Values Fund (subadvised by Evergreen and Putnam). As the Fund had no performance history as of June 2005, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable composite of funds managed by Evergreen, the Evergreen Special Values composite, Evergreen reported that its fund outperformed the Russell 2000 Value Index for the one-, three-, five- and ten-year periods and the period since inception (October 1, 1993). With respect to the comparable fund managed by Putnam, the Putnam Small Cap Value Fund, Putnam reported that its fund outperformed the Russell 2000 Value Index and average of the Lipper Small Cap Value Category for the one- and five-year periods and the period since inception (April 13, 1999) and trailed the index and category average for the three-year period.



         - Small Cap Strategic Growth Fund (subadvised by Evergreen). As the Fund had no performance history as of June 2005, the Board considered the performance of a composite fund that is managed by Evergreen that has similar investment objectives and investment strategies as the Fund. With respect to such composite, the Evergreen Special Equity composite, Evergreen reported that its composite outperformed the Russell 2000 Growth Index for the three- and five-year periods and the period since inception (January 1, 2000) and matched the index for the one-year period.


         - Social Awareness Fund (subadvised by AIGGIC). The Board considered that the Fund's performance outperformed the Lipper Large Cap Core Index for the three-, five-, and ten-year periods and underperformed for the one-year period. It was also noted that the Fund's performance exceeded the median of its Performance Group for the three-year period, but trailed the median for the one- and five-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-, five, and ten-year periods but trailed the median for the one-year period. Finally, the Board noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

         - Stock Index Fund (subadvised by AIGGIC). The Board considered that the Fund's performance was no more than 0.11% above or below the median of both its Performance Group and Performance Universe and was no more than 0.12% below the Lipper S&P 500 Fund Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the same periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.


         - VALIC Ultra Fund (subadvised by American Century). As the Fund had no performance history as of June 2005, the Board considered the performance of the American Century Ultra Fund, which has a similar investment objectives and investment strategies as the Fund. With respect to the American Century Ultra Fund, American Century reported that the fund outperformed the Russell 1000 Growth Index for the one-, three-, five- and ten-year periods, but trailed the S&P 500(R) Index for those same periods. In addition, American Century reported that the American Century Ultra Fund outperformed the average of the Lipper Large Cap Growth Category for those same periods.


         - Value Fund (subadvised by Oppenheimer). The Board considered that the Fund's performance exceeded the Lipper Large Cap Value Index, the median of its Performance Group and the median of its

      Performance Universe for the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.

         Cost of Services & Benefits Derived. The Board was provided information related to the cost of services and benefits derived in connection with the Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory fees and that any collateral benefits derived as a result of providing advisory services to the Funds are de minimis.

         Profitability and Economies of Scale. The Board received information related to VALIC's profitability with respect to the services it provides to the Funds. It was noted that the sub-advisory fees paid pursuant to the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Investment Advisory Agreement. The Directors also relied on the ability of VALIC to negotiate the Investment Sub-Advisory Agreements and the fees thereunder at arm's length. The Board determined that the profitability to each Sub-adviser in connection with its relationship with the Funds is therefore not a material factor in their consideration of the Sub-Advisory Agreements. For similar reasons, the potential for the Funds to experience economies of scale from the Sub-advisers' management of the Funds was not considered a material factor to the Board's approval of the Sub-advisory Agreements. With respect to VALIC, the Board determined that its profitability was reasonable.

         Furthermore, the Board noted that VALIC serves as a transfer agent to the Funds and SAAMCo serves as the administrator to the Funds and that the fees for such services are paid for by the Funds.

         Terms of the Advisory Agreements. The Board reviewed the terms of the Advisory Agreements including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the fees it received from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Agreements.

         Compliance. The Board reviewed the administrator's compliance personnel and VALIC's and each Sub-adviser's regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning the compliance staff of RCM and AIM and MFS who would be responsible for providing compliance functions on behalf of the Science & Technology Fund and International Growth I Fund, respectively. The Board concluded that there was no information that it felt would have a material adverse effect on VALIC's or the Sub-advisers' ability to provide services to the Funds.

         Conclusions. In reaching its decision to recommend the renewal and/or approval of the Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and the Sub-advisers possess the capability and resources to perform the duties required of it under its Advisory Agreement.

         Further, based upon its review of the Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Advisory Agreements are reasonable, fair and in the best interest of the Funds and their shareholders, and (2) the advisory fee rates and sub-advisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics (the "VALIC Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the VALIC Code is (1) any trustee, director, officer, general partner or advisory person of the Series Company or VALIC, (2) any Supervised Person who has access to nonpublic information on VALIC's purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (3) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (4) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A "Supervised Person" means VALIC's partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to the VALIC's supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings,
(iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. VALIC reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of the Series Company or any Sub-adviser during the quarter.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser's code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the Code of Ethics. Material violations of a Sub-adviser's code of ethics will be reported to the Series Company's Board of Directors.

The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.


                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

FUND NAME                                   SUB-ADVISER NAME

Asset Allocation Fund                       AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund                       T. Rowe Price Associates, Inc. ("T. Rowe Price")
Broad Cap Value Fund                        Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS")
Capital Conservation Fund                   AIGGIC
Core Equity Fund                            Wellington Management Company, LLP ("Wellington Management") and WM
                                            Advisors, Inc. ("WMA")
Foreign Value Fund                          Templeton Global Advisers Ltd. ("Templeton Global")
Global Equity Fund                          Putnam Investment Management, Inc. ("Putnam")
Global Strategy Fund                        Franklin Advisers, Inc. ("Franklin Advisers") and Templeton Investment
                                            Counsel, LLC ("Templeton Investment")
Government Securities Fund                  AIGGIC
Growth & Income Fund                        AIG SunAmerica Asset Management Corp. ("SAAMCo")
Health Sciences Fund                        T. Rowe Price
Income & Growth Fund                        American Century Investment Management, Inc. ("American Century")
Inflation Protected Fund                    AIGGIC
International Equities Fund                 AIGGIC
International Government Bond Fund          AIGGIC
International Growth I Fund                 American Century Global Investment Management, Inc. ("American Century
                                            Global"), A I M Capital Management, Inc. ("AIM"), and
                                            Massachusetts Financial Services Company ("MFS")
Large Cap Core Fund                         Evergreen Investment Management Company, LLC ("Evergreen")
Large Cap Growth Fund                       SAAMCo
Large Capital Growth Fund                   AIM and SAAMCo
Mid Cap Index Fund                          AIGGIC
Mid Cap Strategic Growth Fund               Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van
                                            Kampen") and Brazos Capital Management, LP ("Brazos")
Money Market I Fund                         SAAMCo
Nasdaq-100(R) Index Fund                    AIGGIC

Science & Technology Fund                   RCM Capital Management LLC ("RCM Capital") and T. Rowe Price
Small Cap Aggressive Growth Fund            Credit Suisse Asset Management, LLC ("CSAM")
Small Cap Fund                              American Century, Franklin Portfolio Associates, LLC ("Franklin
                                            Portfolio"), and T. Rowe Price
Small Cap Index Fund                        AIGGIC
Small Cap Special Values Fund               Evergreen and Putnam
Small Cap Strategic Growth Fund             Evergreen
Social Awareness Fund                       AIGGIC
Stock Index Fund                            AIGGIC
VALIC Ultra Fund                            American Century
Value Fund                                  OppenheimerFunds, Inc. ("Oppenheimer")


Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things permits the Series Company to disclose to shareholders the Sub-advisers' fees only in the aggregate for each Fund other than for those Funds managed by AIGGIC and SAAMCo, both affiliated Sub-advisers. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2005, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:


FUND NAME                                     AGGREGATE SUBADVISORY
                                                     FEE RATE

Asset Allocation Fund                                  0.25%
Blue Chip Growth Fund                                  0.38%
Capital Conservation Fund                              0.25%
Core Equity Fund                                       0.26%
Government Securities Fund                             0.25%
Growth & Income Fund                                   0.25%
Health Sciences Fund                                   0.58%
Income & Growth Fund                                   0.43%
Inflation Protected Fund*                              0.25%
International Equities Fund                            0.10%
International Government Bond Fund                     0.25%
International Growth I Fund                            0.62%
Large Cap Growth Fund                                  0.35%
Large Capital Growth Fund*                             0.43%
Mid Cap Index Fund                                     0.02%
Mid Cap Strategic Growth Fund*                         0.45%
Money Market I Fund                                    0.12%
Nasdaq-100(R) Index Fund                               0.15%

Science & Technology Fund                              0.55%
Small Cap Fund                                         0.56%
Small Cap Index Fund                                   0.02%
Social Awareness Fund                                  0.25%
Stock Index Fund                                       0.01%
Value Fund                                             0.45%

*    Commenced operations December 20, 2004.


For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.


                FUND                     SUB-ADVISER                      2005             2004             2003

Asset Allocation Fund                AIGGIC                             $485,279         $443,014          $396,445
Blue Chip Growth Fund                T. Rowe Price                       172,817          130,096            71,661
Capital Conservation Fund            AIGGIC                              213,360          205,219           199,128
Core Equity Fund                     Wellington Management               708,998          755,774           693,723

                                     WMA, from 01/01/2002 to
                                     present                             796,880          815,771           734,848
Government Securities Fund           AIGGIC                              351,523          418,181           450,185
Growth & Income Fund                 SAAMCo                              440,263          467,817           436,865
Health Sciences Fund                 T. Rowe Price                       877,414          661,223           327,719
Income & Growth Fund                 American Century                  1,005,929          964,581           833,301
Inflation Protected Fund             AIGGIC                                7,322              N/A               N/A
International Equities Fund          AIGGIC                              340,028          129,054            82,631
International Government Bond Fund   AIGGIC                              372,261          372,620           312,232
International Growth I Fund          American Century Global           2,360,903        2,347,040        $2,160,778
                                     AIM(1)                                  N/A              N/A               N/A
                                     MFS(1)                                  N/A              N/A               N/A
Large Cap Growth Fund                SAAMCO                            1,392,740        1,577,809         1,436,939
Large Capital Growth Fund            AIM                                   9,266              N/A               N/A
                                                                           9,269
                                     SAAMCO                                                   N/A               N/A
Mid Cap Index Fund                   AIGGIC                              358,504          287,551           207,474
Mid Cap Strategic Growth Fund        Brazos                                9,724              N/A               N/A

                                     Van Kampen                            9,939              N/A               N/A
Money Market I Fund                  SAAMCo                              520,464          576,711           710,043
Nasdaq-100(R) Index Fund             AIGGIC, from 01/01/2002             137,000          124,877            45,542
                                     to present

Science & Technology Fund            RCM Capital(2)                          N/A              N/A               N/A
                                     T. Rowe Price                     6,938,867        7,582,276         5,570,342

                FUND                     SUB-ADVISER                      2005             2004             2003

Small Cap Fund                       American Century(3)                 979,115              N/A               N/A
                                     Founders                             82,427        1,523,863         1,408,460
                                     Franklin Portfolio(3)               799,101              N/A               N/A
                                     T. Rowe Price                     1,569,459        1,762,674         1,362,224
Small Cap Index Fund                 AIGGIC                              132,525           92,682            58,056
Social Awareness Fund                AIGGIC                            1,018,645          959,341           823,377
Stock Index Fund                     AIGGIC                              635,365          604,721           536,667
Value Fund                           Oppenheimer(4)                       77,264              N/A               N/A
                                     Putnam                                4,016           65,518            48,306


(1) Effective June 20, 2005, AIM and MFS were added as co-sub-advisers to the International Growth I Fund.


(2) Effective September 19, 2005, RCM Capital was added as a co-sub-adviser to the Science & Technology Fund.


(3) Effective June 18, 2004, American Century and Franklin Portfolio replaced Founders as co-sub-advisers to the Small Cap Fund.

(4) Effective June 21, 2004, Oppenheimer replaced Putnam as sub-adviser to the Value Fund


For the fiscal years ended May 31, 2005, 2004, and 2003, VALIC retained the following amounts after the payment of subadvisory fees:

                                                                 FEES RETAINED BY VALIC FOR
                                                                 FISCAL YEAR ENDED MAY 31,
FUND NAME                                          2005                   2004                     2003

Asset Allocation Fund                            $485,279               $443,015                 $396,445
Blue Chip Growth Fund                             189,041                143,544                  76,378
Capital Conservation Fund                         213,359                205,219                 199,127
Core Equity Fund                                 3,072,930              3,217,398               2,905,711
Government Securities Fund                        351,523                418,191                 450,185
Growth & Income Fund                              880,526                935,635                 873,729
Health Sciences Fund                              630,114                478,052                 230,300
Income & Growth Fund                              786,109                747,863                 626,429
Inflation Protected Fund                           7,321                   ---                     ---
International Equities Fund                       850,071                322,634                 206,577
International Government Bond Fund                372,261                372,620                 312,232
International Growth I Fund                      1,316,889              1,465,759               1,313,364
Large Cap Growth Fund                            2,060,875              2,704,815               2,463,324
Large Capital Growth Fund                         14,173                   ---                     ---
Mid Cap Index Fund                               4,435,296              3,619,333               2,698,450
Mid Cap Strategic Growth Fund                     10,925                   ---                     ---
Money Market I Fund                              1,648,136              1,826,250               2,248,472
Nasdaq-100(R) Index Fund                          228,334                208,128                  75,904
Science & Technology Fund                        4,377,433              4,857,249               3,342,830
Small Cap Fund                                   2,077,494              2,189,078               1,783,080
Small Cap Index Fund                             1,834,108              1,266,749                695,422

Social Awareness Fund                            1,018,644               959,341                 823,378
Stock Index Fund                                10,748,770             10,013,294               8,380,012
Value Fund                                        58,908                 36,690                   27,052


American Century and American Century Global, respectively, are direct and indirect subsidiaries of American Century Companies, Inc. AIGGIC is an indirect wholly-owned subsidiary of AIG. AIM is an indirect wholly owned subsidiary of AMVESCAP, PLC London, England. BHMS is a wholly owned subsidiary of Old Mutual Asset Management, which is a wholly owned subsidiary of Old Mutual plc. Brazos is an indirect majority-owned subsidiary of AIG. CSAM is an indirect, wholly owned subsidiary of Credit Suisse Group. Evergreen is an indirect wholly-owned subsidiary of Wachovia Corporation. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as "Franklin Templeton Investments"). Brazos is an indirect wholly-owned subsidiary of AIG. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. MFS is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Oppenheimer is a wholly-owned subsidiary of MassMutual Financial Group. Putnam is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. RCM Capital is an indirect wholly-owned subsidiary of Allianz AG. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton Global and Templeton Investment are wholly owned subsidiaries of Franklin Templeton Investments. Van Kampen is a direct subsidiary of Morgan Stanley. Wellington Management is a limited liability partnership owned entirely by 86 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.



                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES

The Series Company has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services.

The Series Company has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.

Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.

For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

         FUND NAME                                        2005            2004            2003
Asset Allocation Fund                                  $135,878        $124,044        $111,005
Blue Chip Growth Fund                                    31,663          23,944          12,953
Capital Conservation Fund                                59,741          57,461          55,756
Core Equity Fund                                        400,646         419,033         379,250
Government Securities Fund                               98,426         117,092         126,052
Growth & Income Fund                                    123,274         130,989         122,322
Health Sciences Fund                                    105,527          79,749          39,061
Income & Growth Fund                                    162,912         155,677         132,703
Inflation Protected Fund*                                 2,050             N/A             N/A
International Equities Fund                             238,020          90,338          57,842
International Government Bond Fund                      104,233         104,334          87,425
International Growth I Fund                             268,660         266,896         243,190
Large Cap Growth Fund                                   278,548         315,562         287,388
Large Capital Growth Fund*                                3,053             N/A             N/A
Mid Cap Index Fund                                    1,202,264         953,927         673,659
Mid Cap Strategic Growth Fund*                            3,059             N/A             N/A
Money Market I Fund                                     303,604         336,415         414,192
Nasdaq-100(R) Index Fund                                 63,933          58,276          21,253
Science & Technology Fund                               880,157         967,519         693,247
Small Cap Fund                                          428,369         425,881         354,181
Small Cap Index Fund                                    411,337         271,886         150,696
Social Awareness Fund                                   285,220         268,615         230,546
Stock Index Fund                                      3,047,558       2,833,044       2,356,670
Value Fund                                               12,581           9,173           6,763

*    Commenced operations December 20, 2004.

For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

 FUND NAME                                                2005            2004            2003

Asset Allocation Fund                                    $1,262          $1,537          $1,887
Blue Chip Growth Fund                                     1,272           1,274           1,259
Capital Conservation Fund                                 1,262           1,537           1,910
Core Equity Fund                                          1,683           2,049           2,511
Government Securities Fund                                1,683           2,049           2,517
Growth & Income Fund                                      1,262           1,537           1,886
Health Sciences Fund                                      1,272           1,274           1,259
Income & Growth Fund                                      1,272           1,182           1,256
Inflation Protected Fund*                                   812             N/A             N/A
International Equities Fund                              10,344          11,092          11,052
International Government Bond Fund                          414             518             645
International Growth I Fund                                 842           1,024           1,327
Large Cap Growth Fund                                       959           1,151           1,255
Large Capital Growth Fund*                                  812             N/A             N/A
Mid Cap Index Fund                                       11,201          12,071          11,650
Mid Cap Strategic Growth Fund*                              812             N/A             N/A
Money Market I Fund                                      13,654          15,151          24,937
Nasdaq-100(R) Index Fund                                  6,974           6,862           6,626
Science & Technology Fund                                 8,651           8,911           9,144
Small Cap Fund                                              841           1,025           1,249
Small Cap Index Fund                                      8,576          15,108           8,514
Social Awareness Fund                                     1,262           1,539           1,732
Stock Index Fund                                         14,042          15,400          17,129
Value Fund                                                  843           1,040           1,192

*    Commenced operations December 20, 2004.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS


The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2005, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.




                                                                        OTHER ACCOUNTS*
                                                                        (As of May 31, 2005)
                                                                      -----------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      -----------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

Asset Allocation Fund           AIGGIC       Braun, Greg                 15          813
                                             Campion, Timothy            19         8,659
                                             Davis, Raphael              13          785
                                             Kelly, Michael              5           671
                                             Kurtz, James                17         8,153
                                             Reeg, Tom                   15          813
                                             Simmons, Robert             2           533

Blue Chip Growth Fund        T. Rowe Price   Puglia, Larry               8         11,542

Broad Cap Value Fund             BHMS        Barrow, James P.           10(3)      $27,081
                                                                                  ($26,300)
                                             Englander, Richard A.       1          $435
                                             Nixon, J. Ray               1          $389
                                             Chambers, Robert J.         8          $546
                                             Culler, Timothy J.          1          $112

                                             Giambrone, Mark             5(1)      $3,229
                                                                                  ($3,100)

Capital Conservation Fund       AIGGIC       Braun, Greg                 15          813
                                             Davis, Raphael              13          785
                                             Mercante, Richard           2           266
                                             Reeg, Tom                   15          813
                                             Vanden Assem, Robert        13          758

Core Equity Fund              WM Advisors    Spencer, Stephen            2          2,759

                              Wellington     Bittar, Maya                16         4,867
                              Management     Kripke, Jeffrey             16         4,867
                                             Megargel, Matthew           16         4,867
                                             Rodier, Michael             7          1,744

Foreign Value Fund             Templeton     Everett, Jeffrey A.         2         $26,359
                              Investment     Murchison, Murdo            2         $31,929
                                             Myers, Lisa F.              2          $140

Global Equity Fund              Putnam       Bogar, Mark A.              4(1)      $4,487
                                                                                  ($1,156)
                                             Brooks, Joshua H.           9(1)      $9,816
                                                                                  ($1,156)
                                             Greenleaf, Bradford S.      2         $3,111

                                             Makino, Shigeki             2         $3,111




                                                OTHER ACCOUNTS*
                                             (As of May 31, 2005)
                                ----------------------------------------------
                                 Pooled Investment
                                      Vehicles             Other Accounts
                                ----------------------   ---------------------

                                 No. of       Assets      No. of     Assets
        Portfolio               Accounts   ($ millions)  Accounts ($ millions)
        ---------               --------   ------------  ---------------------

Asset Allocation Fund             --           --           7         931
                                   1            5           5        1,103
                                  --           --          19        3,056
                                   4           350         18        3,653
                                   3          1395          2         223
                                  --           --          --          --
                                   4           350          8        1,381

Blue Chip Growth Fund              2           305         12        1,175

Broad Cap Value Fund              --           --          22        $2,132

                                  --           --          23        $2,868
                                   5           $97         26        $2,744
                                   2          $530         59        $1,712
                                   1           $40         42(3)     $4,878
                                                                     ($387)
                                  --           --           8         $337


Capital Conservation Fund         --           --           7         931
                                  --           --          19        3,056
                                  --           --          --          --
                                  --           --          --          --
                                                           19        3,056

Core Equity Fund                  --           --          --          --

                                  15          1,101        36        3,721
                                  15          1,101        36        3,721
                                  15          1,101        36        3,721
                                  12           964         81        4,564

Foreign Value Fund                --           --          13       $3,956
                                  --           --          --          --
                                  --           --           5         $73

Global Equity Fund                17         $3,724         9(1)   $1,663
                                                                     ($60)
                                  20         $3,813        11(1)   $1,718
                                                                     ($60)
                                  17         $3,724         9(1)   $1,663
                                                                     ($60)
                                  17         $3,724         9(1)   $1,663
                                                                     ($60)

                                                                         OTHER ACCOUNTS*
                                                                        (As of May 31, 2005)
                                                                      -----------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      -----------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

Global Strategy Fund           Templeton     Beveridge, Mark R.          1         $2,271
                              Investment     Nori, Peter A.              2         $1,670
                                             Scott, Tucker               2          $525

                               Franklin      Calvo, Alexander C.         24        $8,600
                               Advisers      Hasenstab, Michael          24        $8,600

Government Securities Fund      AIGGIC       Davis, Raphael              13          736
                                             Vanden Assem, Robert        13          736

Growth & Income Fund            SAAMCo       Neimeth, Steve              4           730

Health Sciences Fund         T. Rowe Price   Jenner, Kris                7          2,001


Income & Growth Fund           American      Schniedwind, John           5          6,480
                                Century      Borgwardt, Kurt             4          6,228
                                             Zhang, Zili                 4          6,228

Inflation Protected Fund        AIGGIC       Vanden Assem, Robert        13          863

International Equities          AIGGIC       Cai, Lan                    17         8,172
Fund                                         Campion, Timothy            19         8,382
                                             Haneda, Shinichi            --          --
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

International Government        AIGGIC       King, Anthony               2           134
Bond Fund                                    Mittal, Rajeev              2           115

International Growth I            AIM        Keeling, Geoffrey           3           323
Fund                                         Shoss, Robert               3           323

                               American      Creveling, Keith            10         7,763
                                Century      Perelstein, Michael         10         7,763
                                Global

                                  MFS        Mannheim, David             15         6,981
                                             Smith, Marcus               9          5,692

Large Cap Core                 Evergreen     McCormick, Walter           3          2,865

Large Cap Growth Fund           SAAMCo       Gannon, Frank               11          924

Large Capital Growth Fund         AIM        Cao, Shuxin (Steve)         8          2,665
                                             Dennis, Matthew             4          1,776
                                             Holzer, Jason               1          3,047
                                             Olsson, Clas                5          1,803
                                             Sides, Barrett              7          2,408

                                SAAMCo       Gannon, Frank               11         1,280

Mid Cap Index Fund              AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

Mid Cap Strategic Growth        Brazos       Allocco, Michael            4           355
Fund                                         Cuellar, Jamie              4           355
                                             Gatien, Andre               4           355
                                             Graeme, Brian               4           355
                                             Musick, Tom                 4           355



                                                OTHER ACCOUNTS*
                                             (As of May 31, 2005)
                                ----------------------------------------------
                                 Pooled Investment
                                      Vehicles             Other Accounts
                                ----------------------   ---------------------

                                 No. of       Assets      No. of       Assets
        Portfolio               Accounts   ($ millions)  Accounts   ($ millions)
        ---------               --------   ------------  --------   ------------

Global Strategy Fund              --           --          15         $1,680
                                  --           --           7         $2,796
                                  --           --           7          $657

                                  --           --          --           --
                                  --           --          --           --

Government Securities Fund        --           --          19         3,056
                                  --           --          19         3,056

Growth & Income Fund              --           --          --           --

Health Sciences Fund               2           117          2           69


Income & Growth Fund              --           --          --           --
                                  --           --          --           --
                                  --           --          --           --

Inflation Protected Fund          --           --          19         3,056

International Equities            --           --           4          981
Fund                               1            5           5         1,102
                                  --           --          --           --
                                   3          1,395        19         3,056
                                   1            5           3          463

International Government          --           --          10         1,329
Bond Fund                         --           --          17         1,584

International Growth I             1           10          13           4
Fund                               1           10          13           4
                                   1           44           1          169
                                   1           44           1          169
                                   3           868         68         10,438
                                  --           --          22         2,260

Large Cap Core                    --           --          --           --

Large Cap Growth Fund             --           --          --           --

Large Capital Growth Fund          1           20          154          51
                                   4           115         154          51
                                  10          1,955        154          51
                                  12          2,433        154          51
                                   1           20          154          51

                                  --           --          --           --

Mid Cap Index Fund                --           --           4          981
                                   1            5           5         1,102
                                   3          1,395        19         3,056
                                   1            5           3          463

Mid Cap Strategic Growth          --           --           3           36
Fund                              --           --           3           36
                                  --           --           3           36
                                  --           --           3           36
                                  --           --           3           36

                                                                         OTHER ACCOUNTS*
                                                                         (As of May 31, 2005)
                                                                      ------------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      ------------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

                                             Olsen, Elvind               4           355
                                             Willems, Wayne              4           355

                              Van Kampen     Chainani, Sam               32        13,092
                                             Cohen, David                32        13,092
                                             Lynch, David                32        13,092
                                             Norton, Alexander           --          --

Money Market I Fund             SAAMCo       Wiese, Brian                3          1,743

Nasdaq-100(R) Index Fund        AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

Science & Technology Fund    T. Rowe Price   Sola, Michael               4          4,798

                              RCM Capital    Chen, Huachen               7          1,795
                                             Price, Jr., Walter C.       7          1,795

Small Cap Aggressive         Credit Suisse   Bernstein, Leo M.           6           897
Growth Fund                                  Chung, Calvin               6           897
                                             Pardo, Marian U.            2           387

Small Cap Fund                 American      Martin, Bill                14         9,130
                                Century      Von Turk, Wilhelmine        5          1,977
                                             Vaiana, Thomas              13         8,575

                               Franklin      Team                        22        14,127
                               Portfolio

                             T. Rowe Price   McCrickard, Gregory         7          7,260

Small Cap Index Fund            AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Toohey, John                15         7,640

Small Cap Special Values       Evergreen     Tringas, James              2         2,696.1
Fund
                                Putnam       Harthun, Eric T.            2         $1,267

                                             Shadek, Jr., Edward T.      4         $2,296


Small Cap Strategic Growth     Evergreen     Stevenson, Tim              1          309.6
Fund



Social Awareness Fund           AIGGIC       Azema-Barac, Magali         1           136
                                             Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kelly, Michael              5           465
                                             Simmons, Robert             2           327

Stock Index Fund                AIGGIC       Cai, Lan                    17         8,172
                                             Campion, Timothy            19         8,382
                                             Kurtz, James                17         7,849
                                             Simmons, Robert             2           327
                                             Toohey, John                15         7,640

VALIC Ultra Fund               American      Slome, Wade W.              2         $22,671
                                Century      Sullivan, Jerry             4         23,128



                                             OTHER ACCOUNTS*
                                          (As of May 31, 2005)
                            -----------------------------------------------
                             Pooled Investment
                                  Vehicles             Other Accounts
                            ----------------------   ----------------------

                             No. of       Assets      No. of       Assets
        Portfolio           Accounts   ($ millions)  Accounts   ($ millions)
        ---------           --------   ------------  --------   ------------

                              --           --           3            36
                              --           --           3            36

                               4          1,688      12,949        3,131
                               4          1,688      12,949        3,131
                               4          1,688      12,949        3,131
                              --           --          --            --

Money Market I Fund           --           --          --            --

Nasdaq-100(R) Index Fund      --           --           4           981
                               1            5           5          1,102
                               3          1,395        19          3,056
                               1            5           3           463

Science & Technology Fund     --           --          --            --

                               4           407         15            75
                               4           407         15            75

Small Cap Aggressive           2           101         33           944
Growth Fund                    2           101         33           944
                              --           --          --            --

Small Cap Fund                --           --           2           229
                              --           --           2           229
                              --           --           2           229

                               4           663         74          13,659


                               2           254          6          1,009

Small Cap Index Fund          --           --           4           981
                               1            5           5          1,102
                               3          1,395        19          3,056
                               1            5           3           463

Small Cap Special Values      --           --           3          223.8
Fund
                               4(1)     $501 ($38)      7(1)      $1,052
                                                                   ($188)
                               4(2)     $679 ($74)      7(1)        $810
                                                                   ($188)

Small Cap Strategic Growth    --           --           2           61.9
Fund



Social Awareness Fund         --           --           2           786
                              --           --           4           981
                               1            5           5          1,102
                               4           350         18          3,653
                               4           350          8          1,381

Stock Index Fund              --           --           4           981
                               1            5           5          1,102
                               3          1,395        19          3,056
                               4           350          8          1,381
                               1            5           3           463

VALIC Ultra Fund              --           --          --            --
                              --           --          --            --

                                                                          OTHER ACCOUNTS*
                                                                       (As of May 31, 2005)
                                                                      ----------------------
                                                                      Registered Investment
                                                                            Companies
                                                                      ----------------------

                               Advisers/                               No. of      Assets
        Portfolio             Sub-adviser      Portfolio Manager      Accounts  ($ millions)
        ---------             -----------      -----------------      --------  ------------

                                             Wimberly, Bruce              3        23,127

Value Fund                    Oppenheimer    Leavy, Christopher          11        $8,511



                                                 OTHER ACCOUNTS*
                                              (As of May 31, 2005)
                                ------------------------------------------------
                                 Pooled Investment
                                      Vehicles               Other Accounts
                                ----------------------   -----------------------

                                 No. of       Assets      No. of       Assets
        Portfolio               Accounts   ($ millions)  Accounts   ($ millions)
        ---------               --------   ------------  --------   ------------

                                  --            --         --          --

Value Fund                         2           $33          1         $58




* Other Account information with respect to the Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, and the VALIC Ultra Fund, is provided as of July 31, 2005.


POTENTIAL CONFLICTS OF INTEREST

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts ("Other Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Accounts.

      - Trade Allocations. One situation where a conflict may arise between the Fund and an Other Account is in the allocation of trades among the Fund and the Other Account. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Accounts of a Sub-adviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Trust and the Sub-advisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Funds and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

      - Performance Based Advisory Fees and Portfolio Manager Compensation. As discussed above, a Sub-adviser may base a Portfolio Manager's incentive compensation only on the performance of the Sub-adviser's proprietary Other Accounts and not those accounts which it serves as a sub-adviser, such as the Funds. This creates a conflict that the Portfolio Manager might focus his attention on those Other Accounts that contribute to his compensation and not on the Funds.

      - Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Funds and Other Accounts may result in portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Accounts if the Funds and Other Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Sub-advisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Sub-advisers may have their portfolio managers focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

      - Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, a Sub-adviser's code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, there is no assurance that the Sub-advisers' codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Series Company is not aware of any material conflicts that may arise in the connection with each Sub-adviser's management of the Funds investments and such Other Accounts. We believe


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
the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as portfolio managers and treat every Fund they sub-advise fairly and equitably over time.

COMPENSATION

         Pursuant to the Subadvisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.

AIGGIC

         Compensation for AIGGIG portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

SAAMCO

         SAAMCO's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, which is the same for all SunAmerica portfolio managers, and is not based on performance. The bonus components of the portfolio managers' salary are based on both the Fund's individual performance and the organizational performance of SunAmerica. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's pre-tax earnings performance relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.

         The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges frm zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

AIM

         AIM seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

         - BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

         - ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instance where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

            High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary determined by AIM and takes into account other subjective factors.

         - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

         - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participation employees the tax benefits of deferring the receipt of a portion of their cash compensation.

         Portfolio mangers also participate in benefit plans and programs available generally to all employees.

AMERICAN CENTURY

         American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

         - BASE SALARY. Portfolio managers receive base pay in the form of a fixed annual salary.

         - BONUS. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

         With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. This is the case for the International Growth I Fund. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This ist he case of the Income & Growth Fund and the Small Cap Fund.

         A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

         A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

         Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses which also providing a link to the adviser's ability to pay.

         - RESTRICTED STOCK PLANS. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

         - DEFERRED COMPENSATION PLANS. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


BHMS



         In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.



         In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.



BRAZOS



         Compensation for Brazos portfolio managers is comprised of a base salary, participation in performance-based bonus plans, and employment benefits including an employer match for the 401(k) plan and a traditional pension plan. Each portfolio manager has the same base salary and participates in certain incentive-based bonus plans designed to reward the top portfolio manager(s). The first bonus plan is a plan whereby each portfolio manager receives a bonus for each product which exceeds the performance of its benchmark for the applicable quarter. In the event that a product's performance does not exceed its benchmark's performance, no bonuses are earned or paid under this plan for the applicable quarter. A second bonus plan is a stock selection bonus paid to the top four portfolio managers ranked by the performance of their stock selections over the preceding twelve months. This bonus is paid out semi-annually regardless of product performance. Each portfolio manager is currently a non-equity partner who participates in a bonus pool which size is equal to 20% of the profits of Brazos determined on an annual basis.



CSAM



         CSAM's compensation to the portfolio managers of the Small Cap Aggressive Growth Fund includes both a fixed base salary component and bonus component. For the portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by the portfolio managers, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which they are responsible. CSAM considers both the short-term

         (generally one year) and long-term (generally three years) performance of the Messrs. Bernstein and Chung relative to the Russell 2000 Growth Index and Lipper Small Cap Growth Funds peer group and Ms. Pardo relative to the Lipper Mid Cap Growth Funds peer group.



         A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all employees of CSAM, portfolio managers participate in CSAM's profit sharing and 401(k) plans.



EVERGREEN



         Evergreen portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.



         The annual bonus has an investment performance component, which accounts for a majority of the annual bonus and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.



         In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.



         To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.



         In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.



         The investment performance component of each portfolio manager's bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change on an annual basis for purposes of calculating bonus compensation.

    PORTFOLIO MANAGER                       INCENTIVE BENCHMARKS
    -----------------                       --------------------
  Walter T. McCormick                     Lipper Equity Income
                                          Lipper Global Funds
                                          Lipper Large Cap Core
                                          Lipper Large Cap Growth
                                          Lipper Large Cap Value
                                          Lipper Multi Cap Growth
                                          Lipper Multi Cap Value
                                          Lipper Small Cap Value
                                          Lipper Technology
                                          Lipper Utility

  Tim Stevenson                           Lipper Small Cap Growth
                                          Callan Small Cap Growth - Mutual Funds
                                          Callan Small Cap Growth - Institutional Funds

  James M. Tringas                        Lipper Equity Income
                                          Lipper Large Cap Core
                                          Lipper Multi Cap Value
                                          Lipper Small Cap Value
                                          Lipper Utility



         Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.



         In addition, portfolio managers may participate, at their election, in various benefits programs, including the following: medical, dental, vision and prescription benefits, life, disability and long-term care insurance, before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.



         These benefits are broadly available to Evergreen employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.



 FRANKLIN ADVISERS



         Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Adviser guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:



         Base salary. Each portfolio manager is paid a base salary.



         Annual bonus. Annual bonuses are structured to align the interests of the portfolio managers with those of a Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock which vest over a three-year period (35% to

         The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:



                  - Investment Performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.



                  - Non-Investment Performance. The more qualitative contributions of a portfolio manager to an Adviser's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.



                  - Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.



                  Additional long term equity-based compensation. Portfolio managers also may be awarded options to purchase shares of Franklin Resources, restricted shares Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.



         Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin Advisers


FRANKLIN PORTFOLIO

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the FPA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.

         All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

         Mellon Elective Deferred Compensation Plan
         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

MFS

         Portfolio manager total cash compensation is a combination of base salary and performance bonus:

         - BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

         - PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

         The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

         The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OPPENHEIMER

         As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

         - COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

              The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper Large Cap Value. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.


PUTNAM



         Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam's total incentive compensation pool that is available to its Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Global Strategy Fund, Global Large-Cap Core Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.



         -  Consistent performance means being above median over one year.



         - Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.



         - Superior performance (which is the largest component of Putnam's incentive compensation program) means being in the top third of the peer group over three and five years.



         In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.


RCM CAPITAL

         RCM Capital operates under a merit system with compensation having the following components:

         -  Competitive salaries

         -  Competitive bonus

         -  Profit Sharing Plan and Phantom Equity Plan

         RCM's compensation strategy begins by preparing competitive benchmarks for each professional in the firm. The overwhelming factor affecting compensation for portfolio managers and analysts is a quantitative measurement of overall performance, both individual and team, relative to peers and appropriate benchmarks on both a one and three year basis. In addition, analysts are evaluated on their ability to successfully advocate and influence portfolio manager investment decisions.

         In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm's Management Committee. Allocations vest over a number of years.

T. ROWE PRICE

         PORTFOLIO MANAGER COMPENSATION. Portfolio manger compensation consists primarily of a base salary, as cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

         Investment performance over one, three, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

         Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manger's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

         Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

         All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

         This compensation structure is used for all portfolios managed by the portfolio manager.


TEMPLETON GLOBAL AND TEMPLETON INVESTMENT



         Templeton Global and Templeton Investment seeks to maintain compensation programs that are competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:



         Base salary. Each portfolio manager is paid a base salary.



         Annual bonus. Annual bonuses are structured to align the interests of the portfolio managers with those of a Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%).



         The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:



                    - Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

                    - Non-Investment Performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and mentoring of staff.



                    - Responsibilities. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal; and



                    - Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.



                  Additional long term equity-based compensation. Portfolio managers also may be awarded options to purchase shares of Franklin Resources, restricted shares Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.



         Portfolio managers also participate in benefit plans and programs available generally to all employees of their respective Adviser.


VAN KAMPEN

         Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

         - BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

         - DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include

               -     CASH BONUS;

               -     MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM
                     (EICP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

               - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Portfolio;

               - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

               - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

         Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

                         - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

                         - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

                         - Contribution to the business objectives of the Investment Adviser.

                         - The dollar amount of assets managed by the portfolio manager.

                         - Market compensation survey research by independent third parties.

                         - Other qualitative factors, such as contributions to client objectives.

                         - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management, that includes all investment professionals.

         Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

WELLINGTON MANAGEMENT

         Conflicts of Interest between the Fund Sub-Advised by Wellington Management and Other Accounts

         Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made of behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

         - DESCRIPTION OF COMPENSATION. The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended May 31, 2005.

         Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the S&P 500 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Megargel is a partner of the firm.

WM ADVISORS

         WM Advisors, Inc. believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors, Inc. receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as a reference when determining salary. The incentive-based portion of the portfolio manager' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the portfolio manager's investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's performance is based on the percentile rankings of the WM Funds or WM Portfolios for which the manager is primarily responsible as well as the WM Funds or WM Portfolios to whose management the manager contributes, with the performance of the primary WM Funds or WM Portfolios being weighted more heavily. Incentive compensation can be targeted up to 85% of a portfolio manager's total compensation. Twenty-five percent of the incentive-based compensation is credited to a deferred compensation account with a three-year vesting schedule. The value of this account is adjusted as though the account had been invested directly in the WM Funds or WM Portfolios to whose management the portfolio manager contributes, with the primary WM Funds or WM Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable WM Fund or WM Portfolio. In addition, certain portfolio managers receive an additional amount that is placed in a deferred compensation account identical to the previously described deferred compensation account except that the amount in the account vests after three years instead of one-third vesting each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

         Although the VALIC Co. I Core Equity Fund is managed similarly to other accounts managed by WM Advisors, Inc., portfolio manager compensation is not based on the investment performance of the VALIC Company I Core Equity Fund.

OWNERSHIP OF PORTFOLIO SHARES

         As of May 31, 2005, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.


                               PORTFOLIO TURNOVER

For the fiscal year ended May 31, 2005, the portfolio turnover rate was lower than the previous year for the Growth & Income Fund due to an unusually high volume of trading. For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Small Cap Fund due to the transition of a portion of the Fund's assets to two new additional sub-advisers in June 2004, which required that a large portion of the Fund's holdings be sold.

For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Government Securities Fund due to increased opportunities in the corporate sector and the repositioning of the Fund's holdings to take advantage of such opportunities. For the same period, the portfolio turnover rate was higher than the previous year for the Asset Allocation Fund due to the realignment of the equity portion of the Fund. For the same period, the portfolio turnover rate was higher than the previous year for the International Equities Fund due to the increase in cash flows into the Fund and the acquisition of numerous stocks in the Japanese market.

For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Value Fund due to a change of a sub-adviser in June 2004 and the realignment of the Fund's holdings in connection therewith.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.


Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100(R) Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, Growth & Income Fund, Income & Growth Fund, International Growth I Fund, Large Cap Growth Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Health Sciences Fund, the Small Cap Fund, Science & Technology Fund and VALIC Ultra Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.


When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.

Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.

The following chart reflects the commission recapture activity for the periods ended May 31, 2005, 2004 and 2003.

                                Fiscal Year     % of Net     Fiscal Year      % of Net       Fiscal Year       % of Net
                                   Ending        Assets         Ending         Assets          Ending           Assets
                                   ------        ------         ------         ------          ------           ------
                                 05/31/2005    05/31/2005     05/31/2004     05/31/2004      05/31/2003       05/31/2003
                                 ----------    ----------     ----------     ----------      ----------       ----------

Core Equity Fund                   $65,298          0.01%       $63,017           0.01%         $273,263           0.05%
Blue Chip Growth Fund                2,522          0.01%         4,618           0.01%            5,039           0.03%
Health Sciences Fund                16,441          0.01%        29,213           0.03%           14,735           0.03%
Science & Technology Fund          142,074          0.01%       195,895           0.01%          170,767           0.02%

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion.

The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2005, 2004 and 2003. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.

                           2005 BROKERAGE COMMISSIONS

                                                                                                      PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF       TRANSACTIONS INVOLVING
                                              AGGREGATE       AMOUNT PAID TO   COMMISSIONS PAID TO    PAYMENTS OF COMMISSIONS
                                              BROKERAGE         AFFILIATED          AFFILIATED             TO AFFILIATED
                  FUND                        COMMISSION     BROKER-DEALERS*     BROKER-DEALERS*          BROKER-DEALERS
                  ----                        ----------     ---------------     ---------------          --------------
Asset Allocation Fund                            $105,217             --             0.00%                      0.00%
Blue Chip Growth Fund                              30,961             --             0.00%                      0.00%
Capital Conservation Fund                              --             --             0.00%                      0.00%
Core Equity Fund                                  471,960             --             0.00%                      0.00%
Government Securities Fund                             --             --             0.00%                      0.00%
Growth & Income Fund                              383,947             --             0.00%                      0.00%
Health Sciences Fund                              221,488             --             0.00%                      0.00%
Income & Growth Fund                              500,158             --             0.00%                      0.00%
Inflation Protected Fund                               --             --             0.00%                      0.00%
International Equities Fund                       310,288             --             0.00%                      0.00%
International Government Bond Fund                     25             --             0.00%                      0.00%
International Growth I Fund                     1,070,292        $27,833             2.60%                      2.52%
Large Cap Growth Fund                           1,412,316             --             0.00%                      0.00%
Large Capital Growth Fund                          17,756             --             0.00%                      0.00%
Mid Cap Index Fund                                137,937             --             0.00%                      0.00%
Mid Cap Strategic Growth Fund                      25,264              5             0.02%                      0.03%
Money Market I Fund                                    --             --             0.00%                      0.00%
Nasdaq-100(R) Index Fund                           10,962             --             0.00%                      0.00%
Science & Technology Fund                       2,390,216             --             0.00%                      0.00%
Small Cap Fund                                  1,607,267             --             0.00%                      0.00%
Small Cap Index Fund                              260,614             --             0.00%                      0.00%
Social Awareness Fund                             462,544             --             0.00%                      0.00%
Stock Index Fund                                   77,957             --             0.00%                      0.00%
Value Fund                                         52,307             56             0.11%                      0.09%

* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan, Morgan Stanley & Co., Inc. and Oppenheimer & Co., Inc.


                           2004 BROKERAGE COMMISSIONS

                                                                                                      PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF       TRANSACTIONS INVOLVING
                                              AGGREGATE       AMOUNT PAID TO   COMMISSIONS PAID TO    PAYMENTS OF COMMISSIONS
                                              BROKERAGE         AFFILIATED          AFFILIATED             TO AFFILIATED
                  FUND                        COMMISSION     BROKER-DEALERS*     BROKER-DEALERS*          BROKER-DEALERS
                  ----                        ----------     ---------------     ---------------          --------------
Asset Allocation Fund                           $47,888             --               0.00%                      0.00%
Blue Chip Growth Fund                            28,731             --               0.00%                      0.00%
Capital Conservation Fund                            --             --               0.00%                      0.00%
Core Equity Fund                                477,643             --               0.00%                      0.00%

Government Securities Fund                           --             --               0.00%                      0.00%
Growth & Income Fund                            968,464         $1,000               0.10%                      0.15%
Health Sciences Fund                            201,163             --               0.00%                      0.00%
Income & Growth Fund                            589,185             23               0.00%                      0.01%
International Equities Fund                      80,845             --               0.00%                      0.00%
International Government Bond Fund                   --             --               0.00%                      0.00%
International Growth I Fund                   1,919,971        110,348               5.75%                      4.86%
Large Cap Growth Fund                         1,942,873          6,000               0.31%                      0.48%
Mid Cap Index Fund                              124,388             --               0.00%                      0.00%
Money Market I Fund                                  --             --               0.00%                      0.00%
Nasdaq-100(R) Index Fund                         35,395             --               0.00%                      0.00%
Science & Technology Fund                     2,554,269             --               0.00%                      0.00%
Small Cap Fund                                1,454,002             --               0.00%                      0.00%
Small Cap Index Fund                            143,437             --               0.00%                      0.00%
Social Awareness Fund                           638,505             --               0.00%                      0.00%
Stock Index Fund                                 95,171             --               0.00%                      0.00%
Value Fund                                       12,807             --               0.00%                      0.00%

* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan/Chase and Blaylock & Partners.

                           2003 BROKERAGE COMMISSIONS

                                                                                                     PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF      TRANSACTIONS INVOLVING
                                             AGGREGATE        AMOUNT PAID TO     COMMISSIONS PAID    PAYMENTS OF COMMISSIONS
                                             BROKERAGE          AFFILIATED        TO AFFILIATED           TO AFFILIATED
                  FUND                       COMMISSION      BROKER-DEALERS*     BROKER-DEALERS*         BROKER-DEALERS
                  ----                       ----------      ---------------     ---------------         --------------
Asset Allocation Fund                           $45,549             --               0.00%                      0.00%
Blue Chip Growth Fund                            23,870             --               0.00%                      0.00%
Capital Conservation Fund                            --             --               0.00%                      0.00%
Core Equity Fund                                520,339             --               0.00%                      0.00%
Government Securities Fund                           --             --               0.00%                      0.00%
Growth & Income Fund                            645,480             --               0.00%                      0.00%
Health Sciences Fund                            191,445             --               0.00%                      0.00%
Income & Growth Fund                            681,961           $432               0.06%                      0.07%
International Equities Fund                       3,271             --               0.00%                      0.00%
International Government Bond Fund                   --             --               0.00%                      0.00%
International Growth I Fund                   2,207,651         93,191               4.22%                      1.53%
Large Cap Growth Fund                         1,362,504             --               0.00%                      0.00%
Mid Cap Index Fund                               80,282             --               0.00%                      0.00%
Money Market I Fund                                  --             --               0.00%                      0.00%
Nasdaq-100(R) Index Fund                         22,377             --               0.00%                      0.00%
Science & Technology Fund                     1,993,818             --               0.00%                      0.00%
Small Cap Fund                                1,731,027             --               0.00%                      0.00%
Small Cap Index Fund                             52,639             --               0.00%                      0.00%
Social Awareness Fund                           329,894             --               0.00%                      0.00%
Stock Index Fund                                186,297             --               0.00%                      0.00%
Value Fund                                       13,777             --               0.00%                      0.00%

* The affiliated broker-dealer that affected transactions with the indicated Funds was J.P. Morgan/Chase.

         In addition, for the fiscal year ended May 31, 2005, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:


                                              GROSS DOLLAR    DOLLAR AMOUNT
                                               VALUE OF             OF
                                             PURCHASE/SALES    COMMISSIONS
                                               DIRECTED TO     DIRECTED TO
                                                RESEARCH         RESEARCH
PORTFOLIO                                       PROVIDERS       PROVIDERS
---------                                       ---------       ---------
     Asset Allocation Fund                     $47,987,114        $39,565
     Blue Chip Growth Fund                         256,568            260
     Capital Conservation Fund                  17,557,000          2,590
     Core Equity Fund                            8,785,865        167,228
     Government Securities Fund                 54,750,000          7,642
     Growth & Income Fund                       25,907,691         36,515
     Health Sciences Fund                          875,928          1,313
     Income & Growth Fund                              ---            ---
     Inflation Protected Fund                          ---            ---
     International Equities Fund                       ---            ---
     International Government Bond Fund                ---            ---
     International Growth I Fund                       ---            ---
     Large Cap Growth Fund                      15,633,446         33,560
     Large Capital Growth Fund                   8,762,849          6,658
     Mid Cap Index Fund                                ---            ---
     Mid Cap Strategic Growth Fund               8,560,189         16,090
     Money Market I Fund                               ---            ---
     Nasdaq-100(R) Index Fund                          ---            ---
     Science & Technology Fund                  32,990,451         71,069
     Small Cap Fund                             31,232,608         56,768
     Small Cap Index Fund                              ---            ---
     Social Awareness Fund                     402,273,105        415,917
     Stock Index Fund                                  ---            ---
     Value Fund                                    128.657          7,620


The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2005.

FUND                             BROKER DEALER                             (000'S)           DEBT OR EQUITY
Asset Allocation                 Bear Stearns Cos., Inc.                    $130                 Equity
                                 Citigroup, Inc.                           2,946                 Equity
                                 Goldman Sachs Group, Inc.                  636                  Equity
                                 JP Morgan Chase & Co.                     1,655                 Equity
                                 Lehman Brothers Holdings, Inc.             223                  Equity
                                 Merrill Lynch & Co., Inc.                  743                  Equity
                                 Morgan Stanley Co., Inc.                   464                  Equity
                                 State Street Bank & Trust Co.               44                  Equity
                                 Citigroup, Inc.                            288                   Debt
                                 Credit Suisse First Boston Corp.           114                   Debt
                                 JP Morgan Chase & Co.                      237                   Debt

                                 Merrill Lynch & Co., Inc.                  140                   Debt
                                 Morgan Stanley Co., Inc.                   280                   Debt
                                 State Street Bank & Trust Co.             8,304                  Debt

Blue Chip                        State Street Bank & Trust Co.              850                  Equity
                                 Citigroup, Inc.                           1,672                 Equity
                                 Goldman Sachs Group, Inc.                  400                  Equity
                                 Merrill Lynch & Co., Inc.                  456                  Equity
                                 Morgan Stanley Co., Inc.                   147                  Equity
                                 Legg Mason, Inc.                           534                  Equity

Capital Conservation             Bear Stearns Cos., Inc.                    264                   Debt
                                 Citigroup, Inc.                            385                   Debt
                                 Credit Suisse First Boston Corp.           145                   Debt
                                 JP Morgan Chase & Co.                      350                   Debt
                                 Merrill Lynch & Co., Inc.                  177                   Debt
                                 State Street Bank & Trust Co.             3,073                  Debt

Core Equity                      Citigroup, Inc.                           14,516                Equity
                                 JP Morgan Chase & Co.                     6,828                 Equity
                                 Merrill Lynch & Co., Inc.                 4,246                 Equity
                                 State Street Bank & Trust Co.             2,520                 Equity
                                 State Street Bank & Trust Co.             9,101                  Debt

Government Securities            State Street Bank & Trust Co.             1,368                  Debt

Growth & Income                  Citigroup, Inc.                           6,138                 Equity
                                 Goldman Sachs Group, Inc.                 1,658                 Equity
                                 JP Morgan Chase & Co.                     2,574                 Equity
                                 State Street Bank & Trust Co.             2,551                  Debt

Health Sciences                  Morgan Stanley Co., Inc.                   835                  Equity

Income & Growth                  JP Morgan Chase & Co.                      439                  Equity

Inflation Protected              Morgan Stanley Co., Inc.                   152                   Debt
                                 Lehman Brothers Holdings, Inc.             155                   Debt
                                 State Street Bank & Trust Co.             1,517                  Debt

International Equities           UBS AG                                    4,092                 Equity
                                 Deutsche Bank AG                          1,877                 Equity
                                 State Street Bank & Trust Co.             19,819                 Debt

International Government         Citigroup Global Markets, Inc.            1,401                  Debt
Bond                             HSBC Finance Corp.                         404                   Debt
                                 State Street Bank & Trust Co.             5,102                  Debt

International Growth I           UBS Securities, LLC                       4,234                 Equity
                                 State Street Bank & Trust Co.             13,650                 Debt

Large Cap Growth                 Citigroup, Inc.                           3,910                 Equity
                                 Goldman Sachs Group, Inc.                 3,920                 Equity
                                 Merrill Lynch & Co., Inc.                 4,883                 Equity

Large Capital Growth             Bear Stearns Cos., Inc.                     45                  Equity
                                 Citigroup, Inc.                             52                  Equity

                                 Goldman Sachs Group, Inc.                  124                  Equity
                                 Lehman Brothers Holdings, Inc.              75                  Equity
                                 Merrill Lynch & Co., Inc.                   71                  Equity
                                 State Street Bank & Trust Co.               97                   Debt

Mid Cap Index                    State Street Bank & Trust Co.             9,367                  Debt


Mid Cap Strategic Growth         State Street Bank & Trust Co.              884                   Debt

Money Market I                   ABN AMRO                                  5,000                  Debt
                                 Bear Stearns Cos., Inc.                   9,992                  Debt
                                 Deutsche Bank Securities, Inc.            6,000                  Debt
                                 Goldman Sachs & Co.                       7,000                  Debt
                                 Merrill Lynch & Co., Inc.                 4,989                  Debt
                                 State Street Bank & Trust Co.              473                   Debt
                                 UBS Finance, Inc.                         10,000                 Debt
                                 UBS Warburg, LLC                          6,000                  Debt

Nasdaq-100 Index                 State Street Bank & Trust Co.             2,395                  Debt

Small Cap                        Investment Technology Group, Inc.         1,354                 Equity
                                 State Street Bank & Trust Co.             1,425                  Debt

Small Cap Index                  State Street Bank & Trust Co.             5,134                  Debt

Social Awareness                 Bank of America Corp.                     10,742                Equity
                                 Citigroup, Inc.                           12,763                Equity
                                 JP Morgan Chase & Co.                     7,339                 Equity
                                 Merrill Lynch & Co., Inc.                  261                  Equity
                                 Morgan Stanley Co., Inc.                   554                  Equity
                                 State Street Bank & Trust Co.             2,726                  Debt

Stock Index                      Bear Stearns Cos., Inc.                   4,576                 Equity
                                 Citigroup, Inc.                          100,222                Equity
                                 Goldman Sachs Group, Inc.                 17,774                Equity
                                 JP Morgan Chase & Co.                     51,723                Equity
                                 Lehman Brothers Holdings, Inc.            10,354                Equity
                                 Merrill Lynch & Co., Inc.                 20,559                Equity
                                 Morgan Stanley Co., Inc.                  22,179                Equity
                                 State Street Bank & Trust Co.             6,518                 Equity
                                 Wachovia Corp.                            32,759                Equity
                                 State Street Bank & Trust Co.             7,489                  Debt

Value                            Citigroup, Inc.                           1,157                 Equity
                                 Lehman Brothers Holdings, Inc.             458                  Equity
                                 State Street Bank & Trust Co.              851                   Debt

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.


                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.


                        DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at a Fund's total assets.

Each Fund's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Series Company; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.


                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PASSIVE FOREIGN INVESTMENT COMPANIES

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marketing to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(H) OF THE CODE

The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS


The Series Company has an authorized capitalization of 29.25 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 33 classes comprising 750 million to 1 billion shares each. Each of the 33 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.


Each outstanding share has one vote on all matters that shareholders vote on. Contract or Plan participants vote on these matters indirectly by voting their units or IRA owners vote their units directly. The way participants vote their units depends on their Contract or Plan. See "Voting Rights" in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At May 31, 2005, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

                                                   VALIC     AIGAIC        AGL
Asset Allocation Fund                              99.97%      --           *
Blue Chip Growth Fund                              99.73%      --           *
Capital Conservation Fund                         100.00%      --           --
Core Equity Fund                                  100.00%      --           --
Government Securities Fund                         88.80%      11.20%       --
Growth & Income Fund                               93.14%       6.86%       --
Health Sciences Fund                               99.96%      --           --

                                                   VALIC     AIGAIC        AGL
Income & Growth Fund                               99.98%      --           --
Inflation Protected Fund                          100.00%      --           --
International Equities Fund                        98.63%      *            *
International Government Bond Fund                100.00%      --           --
International Growth I Fund                       100.00%      --           --
Large Cap Growth Fund                             100.00%      --           --
Large Capital Growth Fund                         100.00%
Mid Cap Index Fund                                 98.43%      --           *
Mid Cap Strategic Growth Fund                     100.00%
Money Market I Fund                                83.19%      *            15.74%
Nasdaq-100(R) Index Fund                           95.03%      --           *
Science & Technology Fund                          99.74%      *            *
Small Cap Fund                                    100.00%      --           --
Small Cap Index Fund                               99.11%      --           *
Social Awareness Fund                             100.00%      --           --
Stock Index Fund                                   94.79%      *            *
Value Fund                                        100.00%      --           --

*    Less than 5% ownership.

As of May 31, 2005, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility

The Series Company has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Series Company and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

The Series Company has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of each Fund according to the Fund's policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Series Company's policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of a Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund's voting positions on specific matters:

      -  Vote with management recommendations on most corporate matters;

      - Vote with management recommendations on proposals to increase or decrease authorized common stock;

      - Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

      - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

      - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

      -  Vote against most shareholder proposals;

      - Abstain from voting on social responsibility or environmental matters, unless the Fund's objective is directly related to the social or environmental matter in question;(1) and

      - Not vote proxies for index funds/portfolios and passively managed funds.(2)

Conflicts of Interest

Senior management of the Series Company and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Series Company's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund's shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Fund, senior management of the Series Company and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.


--------

(1) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

(2) Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

PROXY VOTING RECORDS

IRRC maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors of the Series Company has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, the Series Company does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

The Series Company makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Series Company's fiscal quarter.

In addition, the Series Company generally makes publicly available on a periodic basis information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Series Company's website, marketing communications (including printed advertising and sales literature), and/or the Series Company's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Series Company's legal department. The Series Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. The Series Company's chief compliance officer and/or the Adviser's legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Series Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

The Series Company's chief compliance officer and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' participants and the Funds' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of the Series Company, the Board reviews a report disclosing third parties to whom the Funds' portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, the Series Company routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. The Series Company does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds' holdings: (1) Ernst & Young, LLP, Independent Registered Public Accountants; (2) IRRC, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer,
(7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; and (9) Fluent Technologies, marketing materials. Ernst & Young is provided with entire portfolio holdings information during periods in which it assists in the preparation of shareholder reports and regulatory filings, and does not publicly disclose this information. IRRC receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds' portfolio holdings information and does not publicly disclose this information. Plexus Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 60 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds' fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds' release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE

INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, to serve as independent registered public accounting firm of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of the Series Company are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.


INDEPENDENT
DIRECTORS



                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION(S)       BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH       WITH FUND(1)   BEGAN        DURING PAST 5 YEARS      DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----        -------------------      -----------        --------------
DR. JUDITH L. CRAVEN         Director    August,      Retired Administrator.      88           Director, A.G. Belo
2929 Allen Parkway                       1998                                                  Corporation, a media
Houston, Texas 77019                                                                           company (1992-Present);
10/06/45                                                                                       Director SYSCO Corporation,
                                                                                               a food marketing and
                                                                                               distribution company
                                                                                               (1996-Present); Director,
                                                                                               Luby's, Inc., a restaurant
                                                                                               chain (1998-Present;
                                                                                               Director, University of
                                                                                               Texas Board of Regents
                                                                                               (2001-Present).

WILLIAM F. DEVIN             Chairman    October,     Retired.                    88           Member, Board of Governors,
Chairman, July 2005                      2001                                                  Boston Stock Exchange
2929 Allen Parkway                                                                             (1985-Present).
Houston, Texas 77019
12/30/38

DR. TIMOTHY J. EBNER         Director    August,      Professor and Head,         48           N/A
2929 Allen Parkway                       1998         Department of
Houston, Texas 77019                                  Neuroscience, and
07/15/49                                              Visscher Chair of
                                                      Physiology, University of
                                                      Minnesota
                                                      (1999-Present).
                                                      Formerly, Director,
                                                      Graduate Program in
                                                      Neuroscience, University
                                                      of Minnesota (1995-1999);
                                                      Professor of
                                                      Neurosurgery, University
                                                      of Minnesota (1980-1999).

JUDGE GUSTAVO E. GONZALES,   Director    August,      Retired.                    48           N/A
JR.                                      1998
2929 Allen Parkway
Houston, Texas 77019
07/27/40


--------


(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement discussed below.


(2) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company (33 funds), VALIC Company II (15 funds), AIG Series Trust, Inc. (4 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), and Season Series Trust (24 portfolios).


(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.


                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE   PRINCIPAL OCCUPATION(S)         BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH       WITH FUND(1)   BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
DR. NORMAN HACKERMAN         Director    1984       President Emeritus, Rice      48           Chairman, Scientific
2929 Allen Parkway                                  University, Houston,                       Advisory Board for The
Houston, Texas 77019                                Texas (1985-Present).                      Robert A. Welch Foundation
03/02/12                                                                                       (1983-Present).

DR. JOHN W. LANCASTER        Director    1984       Pastor Emeritus and           48           N/A
2929 Allen Parkway                                  Director of Planned
Houston, Texas 77019                                Giving, First
12/15/23                                            Presbyterian Church,
                                                    Houston, Texas
                                                    (1997-Present).

KENNETH J. LAVERY            Director    October,   Vice President of             48           Director, Board of
2929 Allen Parkway                       2001       Massachusetts Capital                      Overseers, Newton Wellesley
Houston, Texas 77019                                Resources Company                          Hospital (1996-Present).
12/30/49                                            (1982-Present).

BEN H. LOVE                  Director    1993       Retired.                      48           N/A
2929 Allen Parkway
Houston, Texas 77019
09/26/30

DR. JOHN E. MAUPIN, JR.      Director    August,    President, Meharry            48           Director, Monarch Dental
2929 Allen Parkway                       1998       Medical College,                           Corporation (1997-Present);
Houston, Texas 77019                                Nashville, Tennessee                       Director, Pinnacle
10/28/46                                            (1994-Present).                            Financial Partners, Inc.
                                                                                               (2000-Present).


INTERESTED DIRECTORS



                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE   PRINCIPAL OCCUPATION(S)         BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH       WITH FUND(1)   BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
PETER A. HARBECK             Director    October,   President, CEO and            97           N/A
The SunAmerica Center                    2001       Director, SAAMCo
733 Third Avenue                                    (1995-Present); Director,
New York, New York 10017                            AIG SunAmerica Capital
01/23/54                                            Services, Inc. ("SACS")
                                                    (August 1993-Present),
                                                    President and CEO, AIG
                                                    Advisor Group, Inc. (June
                                                    2004-Present).

OFFICERS


                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE    PRINCIPAL OCCUPATION(S)        BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH        WITH FUND     BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
EVELYN M. CURRAN             President   October,   President and Principal       N/A          N/A
2919 Allen Parkway           and         2002       Executive Officer, VC I
Houston, Texas 77019         Principal              and VALIC Company II ("VC
06/04/65                     Executive              II") (2002-Present);
                             Officer                Senior Vice President,
                                                    Variable Products and
                                                    Funds VALIC
                                                    (2001-Present); Vice
                                                    President, Series Company
                                                    and VC II (2001-2002).
                                                    Formerly, Vice President,
                                                    American General Fund
                                                    Group (1999-Present).
                                                    Senior Attorney, American
                                                    General Corporation
                                                    (1997-1999).

NORI L. GABERT               Vice        October,   Vice President and Deputy     N/A          N/A
2929 Allen Parkway           President   2000       General Counsel, SAAMCo
Houston, TX 77019            and                    (2001-Present); Vice
08/15/53                     Secretary              President and Assistant
                                                    Secretary, Seasons Series
                                                    Trust (2001-Present); Vice
                                                    President, Series Company
                                                    and VC II (1998-Present);
                                                    Secretary, VC I and VC II
                                                    (2000-Present); Formerly,
                                                    Associate General Counsel,
                                                    American General
                                                    Corporation, (1997-2001);
                                                    Assistant Secretary, VC I
                                                    and VC II (1998-2000).

DONNA M. HANDEL              Vice        October,   Vice President and            N/A          N/A
The SunAmerica Center        President   2001       Assistant Treasurer, VC I
733 Third Avenue             and                    and VC II (2001-Present);
New York, New York 10017     Assistant              Vice President
06/25/66                     Treasurer              (2001-Present),
                                                    Treasurer (2002-Present)
                                                    and Assistant Treasurer
                                                    (1999-2002), Seasons
                                                    Series Trust; Vice
                                                    President, SAAMCo
                                                    (1996-Present); Vice
                                                    President (2000-Present),
                                                    Treasurer (2002-Present)
                                                    and Assistant Treasurer
                                                    (1996-2002), SunAmerica
                                                    Equity Funds, SunAmerica
                                                    Income Funds and
                                                    SunAmerica Money Market
                                                    Funds, Inc., Anchor
                                                    Series Trust, SunAmerica
                                                    Focused Series, Inc.;
                                                    Treasurer, AIG Series
                                                    Trust, Inc.
                                                    (2004-Present).


                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                            POSITIONS     DATE                                  OVERSEEN
     NAME, ADDRESS AND        HELD       SERVICE    PRINCIPAL OCCUPATION(S)        BY         OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH        WITH FUND     BEGAN      DURING PAST 5 YEARS        DIRECTOR(2)        BY DIRECTOR(3)
       -------------       ------------   -----      -------------------        -----------        --------------
GREGORY R.  KINGSTON         Treasurer   October,   Treasurer and Principal       N/A          N/A
2919 Allen Parkway           and         2002       Financial Officer, VC I
Houston, Texas 77019         Principal              and VC II
01/18/66                     Financial              (2002-Present);Vice
                             Officer                President and Assistant
                                                    Treasurer, Seasons Series
                                                    Trust (2001-Present);
                                                    Treasurer, VC I and VC II
                                                    (2000-Present). Formerly,
                                                    Vice President, American
                                                    General Investment
                                                    Management, L.P.
                                                    (1999-2001); Assistant
                                                    Treasurer, First
                                                    Investors Management Co.
                                                    (1994-1999).

JOHN PACKS                   Vice        October,   Vice President and Senior     N/A          N/A
99 High Street               President   2001       Investment Officer, VC I
Boston, Massachusetts 02110  and                    and VC II (2001-Present);
12/09/55                     Senior                 Senior Investment
                             Investment             Officer, VALIC
                             Officer                (2001-Present).
                                                    Formerly, Senior Vice
                                                    President-Investment
                                                    Research, American General
                                                    Fund Group (2000-2001);
                                                    Principal, Cypress Holding
                                                    Company (1995-2000).


Independent Directors receive an annual retainer of $31,500, and a meeting fee of $4,075 for each Board meeting and $2,000 for each special Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $500 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $250 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $500 for each Committee Meeting chaired not held in conjunction with a Board Meeting.

The Series Company has an Audit Committee on which each of the Independent Directors serves with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2005, the Audit Committee held four meetings. The Series Company has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The Series Company does not have a standing compensation committee. During the fiscal year ended May 31, 2005, the Governance Committee held five meetings. The Series Company has a Compliance and Ethics Committee comprised of Ms. Craven, Mr. Lavery, Judge Gonzales and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as wells as any material compliance matters arising under Rule 38a-1 policies and procedures approved by the Board of Directors. The Series Company has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Hackerman, Mr. Lavery, Judge Gonzales and Dr. Maupin, which reviews brokerage issues but does not meet on a formal basis.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Series Company. The Directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2005.

DIRECTOR OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND(1)                     DIRECTOR IN FAMILY(2)
Dr. Judith L. Craven                                      $0                                     $0
William F. Devin                                           0                                     0
Dr. Timothy J. Ebner                                       0                                     0
Judge Gustavo E. Gonzales, Jr.                             0                                     0
Dr. Norman Hackerman                                       0                                     0
Dr. John W. Lancaster                                      0                                     0
Kenneth J. Lavery                                          0                                     0
Ben H. Love                                                0                                     0
Dr. John E. Maupin, Jr.                                    0                                     0

------------------------

(1) Includes the value of shares beneficially owned by each Director in the Series Company as of May 31, 2005.


(2)  Includes the Series Company (33 series) and VC II (15 series).

INTERESTED DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND                          DIRECTOR IN FAMILY
           ----------------                            --------                          ------------------
Paige T. Davis                                             0                                     0
Peter A. Harbeck                                           0                                     0

As of May 31, 2005, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT DIRECTORS

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2005. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2005

        NAME OF DIRECTOR            AGGREGATE COMPENSATION      PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
                                     FROM SERIES COMPANY      BENEFITS ACCRUED AS PART       FUND COMPLEX PAID TO
                                                               OF FUND EXPENSES (1)(2)           DIRECTORS (2)
Dr. Judith L. Craven                       $55,187                     $148,967                      $92,690
William Devin                               55,187                      153,167                       81,470
Dr. Timothy Ebner(3)                        46,527                       66,725                      109,401
Judge Gustavo E. Gonzales(3)                49,252                       70,650                       78,978
Dr. Norman Hackerman                        54,725                       78,500                       79,679
Dr. John W. Lancaster                       56,572                       80,500                      100,733
Kenneth J. Lavery                           50,183                       71,350                       89,757
Ben H. Love                                 56,341                       80,250                      132,591
Dr. John E. Maupin, Jr.                     55,650                       79,500                       54,335

(1) All current Directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2005, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 7 years; Messrs. Devin and Lavery - approximately 4 years.

(2) Includes VC I, VC II, SunAmerica Series Trust, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, AIG Series Trust and SunAmerica Money Market Funds.

(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2005, the current value of the deferred compensation is $40,851 and $25,688 for Dr. Ebner and Mr. Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                                            YEARS OF SERVICE AT RETIREMENT
 COMPENSATION AT       5 YEARS                                                                           10 OR MORE
   RETIREMENT         AND UNDER         6 YEARS         7 YEARS          8 YEARS          9 YEARS          YEARS

     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000
     $70,000           $35,000          $42,000         $49,000          $56,000          $63,000         $70,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

      -  Leading market positions in well established industries

      -  High rates of return on funds employed

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                 VALIC COMPANY I - ANNUAL REPORT MAY 31, 2005

TABLE OF CONTENTS


President's Letter.........................................................
                                                                              1

Expense Example............................................................
                                                                              2

Schedule of Investments:

   Asset Allocation Fund...................................................   4
   Blue Chip Growth Fund...................................................  15
   Capital Conservation Fund...............................................  18
   Core Equity Fund........................................................  24
   Government Securities Fund..............................................  27
   Growth & Income Fund....................................................  29
   Health Sciences Fund....................................................  31
   Income & Growth Fund....................................................  36
   Inflation Protected Fund................................................  40
   International Equities Fund.............................................  42
   International Government Bond Fund......................................  54
   International Growth I Fund.............................................  58
   Large Cap Growth Fund...................................................  61
   Large Capital Growth Fund...............................................  64
   Mid Cap Index Fund......................................................  67
   Mid Capital Growth Fund.................................................  73
   Money Market I Fund.....................................................  76
   Nasdaq-100(R) Index Fund................................................  78
   Science & Technology Fund...............................................  81
   Small Cap Fund..........................................................  83
   Small Cap Index Fund....................................................  91
   Social Awareness Fund................................................... 109
   Stock Index Fund........................................................ 112
   Value Fund.............................................................. 119

Statements of Assets and Liabilities.......................................
                                                                            121

Statements of Operations...................................................
                                                                            124

Statements of Changes in Net Assets........................................
                                                                            127

Notes to Financial Statements..............................................
                                                                            133

Financial Highlights.......................................................
                                                                            148

Report of Independent Registered Public Accounting Firm....................
                                                                            159

Approval of Advisory Agreement.............................................
                                                                            160

Director Information.......................................................
                                                                            162

Shareholder Tax Information................................................
                                                                            164

Comparisons: Funds vs. Indexes.............................................
                                                                            165

Prospectus Supplement......................................................
                                                                            190

--------------------------------------------------------------------------------

                              PRESIDENTS LETTER                       1

Dear Valued Investor:

We are pleased to provide you with the Annual Report for VALIC Company I. The report contains the investment portfolio information and the financial statements of VALIC Company I for the period ending May 31, 2005.

"Uncertainty" continued to be the predominate theme for the fiscal year ended May 31, 2005. The S&P 500 Index ended the fiscal year with a return of 8.23%. However, this strong positive return was primarily driven by the post election surge in stocks through the end of 2004. The return for the S&P 500 Index for the first five calendar months of 2005 was basically flat, reflecting investors' worries about the signs of increasing energy prices and the Federal Reserve's pursuit of a "measured" increase in short-term interest rates.

In times of uncertainty, the biggest risk that investors face is losing focus and taking their eyes off their long-term investment strategies. In order to plan for the future, you should prepare yourself and your portfolio to weather both up and down markets. Spreading your investments between different asset classes (e.g., large and small capitalization stocks, bonds, money markets and international investments) and different investment styles (e.g., growth and value) is the best long-term strategy to manage risk. With VALIC Company I, you have a wide range of investment choices, covering all asset classes, to meet your objectives.

Additionally, once you have a plan in place based on your individual retirement goals -- stick with it. A common mistake of investors is to buy high when enthusiasm is soaring and to sell low when fear sets in. Select a portfolio that is appropriate for your needs and adjust it only as your needs change or rebalance as necessary due to market conditions. We recommend that you contact your financial advisor to make certain that your current portfolio allocation is appropriate for you.

Thank you for your continued confidence in our ability to help you meet your investment goals.

                                          Sincerely,

                                                  /s/ Evelyn M. Curran
                                          Evelyn M. Curran, President
                                          VALIC Company I

 2          VALIC COMPANY I - EXPENSE EXAMPLE (Unaudited)         May 31, 2005

Disclosure of Fund Expenses in Shareholder Reports

 As a shareholder of a Fund in VALIC Company I ("VC I"), you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at December 1, 2004 and held until May 31, 2005. Shares of VC I are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") and qualified retirement plans (the "Plans") offered by The Variable Annuity Life Insurance Company ("VALIC"), the investment adviser to VC I and other life insurance companies affiliated with VALIC. The fees and expenses associated with the Variable Contracts and Plans are not included in these Examples, and had such fees and expenses been included your costs would have been higher. Please see your variable contract prospectus or plan document for more details on the fees associated with the Variable Contract or Plans.

Actual Expenses

 The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended May 31, 2005" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended May 31, 2005" column and the "Expense Ratio as of May 31, 2005" column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended May 31, 2005" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

 The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended May 31, 2005" column and the "Expense Ratio as of May 31, 2005" column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended May 31, 2005" column would have been higher and the "Ending Account Value" column would have been lower.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts or Plans. Please refer to your variable contract prospectus or plan document for more information. Therefore, the "hypothetical" example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

 May 31, 2005  VALIC COMPANY I - EXPENSE EXAMPLE (Unaudited) - CONTINUED   3

                                                Actual                                    Hypothetical
                              ------------------------------------------- ---------------------------------------------
                                                                                            Ending
                                                                                         Account Value
                                                Ending                                      Using a
                                             Account Value Expenses Paid                 Hypothetical   Expenses Paid   Expense
                                Beginning    Using Actual  During the Six   Beginning     5% Assumed      During the     Ratio
                              Account Value    Return at    Months Ended  Account Value    Return at   Six Months Ended  as of
                              at December 1,    May 31,       May 31,     at December 1,    May 31,        May 31,      May 31,
Fund                               2004          2005          2005*           2004          2005           2005*        2005*
----                          -------------- ------------- -------------- -------------- ------------- ---------------- -------
Asset Allocation.............   $1,000.00      $1,023.07       $3.18        $1,000.00      $1,021.79        $3.18        0.63%
Blue Chip Growth#@...........   $1,000.00      $1,014.42       $5.52        $1,000.00      $1,019.45        $5.54        1.10%
Capital Conservation.........   $1,000.00      $1,023.25       $3.63        $1,000.00      $1,021.34        $3.63        0.72%
Core Equity#@................   $1,000.00      $1,030.38       $4.30        $1,000.00      $1,020.69        $4.28        0.85%
Government Securities........   $1,000.00      $1,032.68       $3.45        $1,000.00      $1,021.54        $3.43        0.68%
Growth & Income#.............   $1,000.00      $1,028.85       $4.30        $1,000.00      $1,020.69        $4.28        0.85%
Health Sciences@.............   $1,000.00      $1,014.96       $5.98        $1,000.00      $1,019.00        $5.99        1.19%
Income & Growth#.............   $1,000.00      $1,037.02       $4.22        $1,000.00      $1,020.79        $4.18        0.83%
Inflation Protected#.........   $1,000.00      $1,029.98       $2.93        $1,000.00      $1,019.31        $2.91        0.65%
International Equities.......   $1,000.00      $1,014.53       $3.62        $1,000.00      $1,021.34        $3.63        0.72%
International Government Bond   $1,000.00      $1,005.06       $3.40        $1,000.00      $1,021.54        $3.43        0.68%
International Growth I#......   $1,000.00      $1,008.22       $5.06        $1,000.00      $1,019.90        $5.09        1.01%
Large Cap Growth#............   $1,000.00      $1,013.27       $4.82        $1,000.00      $1,020.14        $4.84        0.96%
Large Capital Growth#........   $1,000.00      $  985.10       $3.74        $1,000.00      $1,018.42        $3.81        0.85%
Mid Cap Index................   $1,000.00      $1,055.20       $2.10        $1,000.00      $1,022.89        $2.07        0.41%
Mid Capital Growth#..........   $1,000.00      $  997.15       $3.77        $1,000.00      $1,018.42        $3.81        0.85%
Money Market I#..............   $1,000.00      $1,009.85       $2.81        $1,000.00      $1,022.14        $2.82        0.56%
Nasdaq-100(R) Index..........   $1,000.00      $  981.21       $3.36        $1,000.00      $1,021.54        $3.43        0.68%
Science & Technology@........   $1,000.00      $1,018.07       $5.18        $1,000.00      $1,019.80        $5.19        1.03%
Small Cap#...................   $1,000.00      $1,000.91       $4.74        $1,000.00      $1,020.19        $4.78        0.95%
Small Cap Index..............   $1,000.00      $  977.28       $2.32        $1,000.00      $1,022.59        $2.37        0.47%
Social Awareness.............   $1,000.00      $1,022.06       $3.23        $1,000.00      $1,021.74        $3.23        0.64%
Stock Index..................   $1,000.00      $1,022.42       $1.92        $1,000.00      $1,023.04        $1.92        0.38%
Value#.......................   $1,000.00      $1,034.40       $6.59        $1,000.00      $1,018.45        $6.54        1.30%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 days except for the Inflation Protected Fund, Large Capital Growth Fund, and Mid Capital Growth Fund which were multiplied by 163 days divided by 365 days. These ratios do not reflect fees and expenses associated with the Variable Contracts or Plans. If such fees and expenses had been included, the expenses would have been higher. Please refer to your variable contract prospectus for details that apply to the Variable Contracts or your Plan document for details on the administrative fees charged by your Plan sponsor.
# During the stated period, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher.
@ Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses have been reduced. Had the expense reductions been taken into account, the Expense Example would have been as follows:

                                       Actual                                    Hypothetical
                     ------------------------------------------- ---------------------------------------------
                                                                                   Ending
                                                                                Account Value
                                       Ending                                      Using a
                                    Account Value Expenses Paid                 Hypothetical   Expenses Paid   Expense
                       Beginning    Using Actual  During the Six   Beginning     5% Assumed      During the     Ratio
                     Account Value    Return at    Months Ended  Account Value    Return at   Six Months Ended  as of
                     at December 1,    May 31,       May 31,     at December 1,    May 31,        May 31,      May 31,
Fund                      2004          2005          2005*           2004          2005           2005*        2005*
----                 -------------- ------------- -------------- -------------- ------------- ---------------- -------
Blue Chip Growth#...   $1,000.00      $1,014.42       $5.52        $1,000.00      $1,019.45        $5.54        1.10%
Core Equity Fund#...   $1,000.00      $1,030.38       $4.25        $1,000.00      $1,020.74        $4.23        0.84%
Health Sciences.....   $1,000.00      $1,014.96       $5.93        $1,000.00      $1,019.05        $5.94        1.18%
Science & Technology   $1,000.00      $1,018.07       $5.13        $1,000.00      $1,019.85        $5.14        1.02%

 4      ASSET ALLOCATION FUND - PORTFOLIO PROFILE (Unaudited)     May 31, 2005

Industry Allocation*

                   Government Agencies...............  15.83%
                   Financial Services................   9.27%
                   Government Obligations............   6.33%
                   Utilities -- Electric.............   5.41%
                   Oil & Gas.........................   5.20%
                   Banks.............................   4.38%
                   Repurchase Agreement..............   4.30%
                   Telecommunications................   4.26%
                   Insurance.........................   3.92%
                   Drugs.............................   3.18%
                   Conglomerates.....................   3.17%
                   Retail............................   2.74%
                   Information Processing -- Software   2.51%
                   Hospital Supplies.................   2.11%
                   Information Processing -- Hardware   2.06%
                   Multimedia........................   1.99%
                   Household Products................   1.85%
                   Beverages.........................   1.83%
                   Semiconductors....................   1.62%
                   Finance Companies.................   1.57%
                   Chemical..........................   1.38%
                   Leisure & Tourism.................   1.19%
                   Aerospace/Defense.................   1.13%
                   Automotive........................   0.97%
                   Tobacco...........................   0.97%
                   Electronics/Electrical Equipment..   0.96%
                   Broadcasting......................   0.85%
                   Information Processing -- Services   0.83%
                   Machinery.........................   0.79%
                   Medical -- Biomedical/Gene........   0.76%
                   Railroads & Equipment.............   0.57%
                   Freight...........................   0.55%
                   Airlines..........................   0.51%
                   Medical Technology................   0.50%
                   Commercial Services...............   0.43%
                   Apparel & Products................   0.42%
                   Foods.............................   0.40%
                   Metals............................   0.40%
                   Paper/Forest Products.............   0.28%
                   Therapeutics......................   0.23%
                   Utilities -- Communication........   0.21%
                   Hardware & Tools..................   0.20%
                   Pollution Control.................   0.20%
                   Utilities -- Gas, Distribution....   0.20%
                   Real Estate Investment Trusts.....   0.18%
                   Real Estate.......................   0.17%
                   Time Deposit......................   0.13%
                   Building Materials................   0.12%
                   Hospital Management...............   0.12%
                   Healthcare........................   0.11%
                   Mining............................   0.11%
                   Utilities -- Gas, Pipeline........   0.11%
                   Publishing........................   0.10%
                   Savings & Loan....................   0.09%
                   Appliances/Furnishings............   0.08%
                   Heavy Duty Trucks/Parts...........   0.06%
                   Foreign Government Bonds..........   0.05%
                   Human Resources...................   0.05%
                   Advertising.......................   0.03%
                   Home Builders.....................   0.03%
                   Schools...........................   0.02%
                   Photography.......................   0.01%
                                                      ------
                                                      100.03%
                                                      ======

*  Calculated as a percentage of Net Assets.

 May 31, 2005       ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS        5


                                                           Value
                                                  Shares  (Note 3)
             ------------------------------------------------------
             COMMON STOCK -- 56.10%
             Advertising -- 0.03%
               Interpublic Group of Cos., Inc.+..  1,440 $   17,770
               Omnicom Group, Inc................    500     40,945
                                                         ----------
                                                             58,715
                                                         ----------
             Aerospace/Defense -- 0.88%
               Boeing Co.........................  5,160    329,724
               General Dynamics Corp.............  2,854    308,175
               Goodrich Corp.....................    330     13,814
               Honeywell International, Inc......  2,290     82,967
               L-3 Communications Holdings, Inc..    320     22,650
               Lockheed Martin Corp..............  9,448    613,081
               Northrop Grumman Corp.............    970     54,048
               Raytheon Co.......................  1,520     59,523
               Rockwell Collins, Inc.............    480     23,707
               United Technologies Corp..........  1,380    147,246
                                                         ----------
                                                          1,654,935
                                                         ----------
             Airlines -- 0.22%
               Delta Air Lines, Inc.+............    380      1,463
               SkyWest, Inc...................... 21,415    390,610
               Southwest Airlines Co.............  1,990     28,954
                                                         ----------
                                                            421,027
                                                         ----------
             Apparel & Products -- 0.42%
               Coach, Inc.+......................  2,894     84,042
               Jones Apparel Group, Inc..........  5,921    188,939
               Liz Claiborne, Inc................    300     11,265
               Nike, Inc., Class B...............  4,453    366,037
               Reebok International, Ltd.........  2,180     88,748
               TJX Cos., Inc.....................  1,580     36,229
               VF Corp...........................    306     17,267
                                                         ----------
                                                            792,527
                                                         ----------
             Appliances/Furnishings -- 0.08%
               Leggett & Platt, Inc..............  1,282     34,152
               Maytag Corp.......................  7,315    106,726
               Whirlpool Corp....................    190     13,072
                                                         ----------
                                                            153,950
                                                         ----------
             Automotive -- 0.85%
               Advance Auto Parts, Inc.+.........  7,411    439,250
               AutoNation, Inc.+.................    610     12,200
               AutoZone, Inc.+...................  2,235    202,312
               Cooper Tire & Rubber Co...........    170      3,237
               Danaher Corp...................... 10,760    593,199
               Delphi Corp....................... 16,037     69,761
               Ford Motor Co.....................  4,940     49,301
               General Motors Corp...............  2,080     65,582
               Genuine Parts Co..................    480     20,621
               Goodyear Tire & Rubber Co.+.......  1,090     15,685
               Visteon Corp...................... 15,262    116,449
                                                         ----------
                                                          1,587,597
                                                         ----------
             Banks -- 3.45%
               AmSouth Bancorp...................    960     25,594
               Bank of America Corp.............. 49,890  2,310,905
               Bank of New York Co., Inc......... 17,982    518,241
               BB&T Corp.........................  1,490     59,510
               Comerica, Inc.....................    460     25,705
               Compass Bancshares, Inc...........    340     15,154
               Fifth Third Bancorp...............  1,410     60,094
               First Horizon National Corp.......    340     14,358
               Huntington Bancshares, Inc........    630     14,692
               KeyCorp...........................  1,100     36,036
               M&T Bank Corp.....................    270     27,578
               Marshall & Ilsley Corp............    570     24,801
               Mellon Financial Corp.............  1,150     31,924
               National City Corp................  7,940    274,406
               North Fork Bancorp., Inc..........  1,270     34,620

                                                               Value
                                                     Shares   (Note 3)

         --------------------------------------------------------------
         Banks (continued)
           Northern Trust Corp......................     680 $   31,226
           PNC Financial Services Group.............     770     42,080
           Providian Financial Corp.+...............     790     14,078
           Regions Financial Corp...................   1,260     42,437
           State Street Bank & Trust Co.............     910     43,680
           SunTrust Banks, Inc......................   3,460    254,690
           Synovus Financial Corp...................  13,940    405,236
           U.S. Bancorp.............................  18,497    542,517
           Wachovia Corp............................  18,260    926,695
           Wells Fargo & Co.........................  11,048    667,410
           Zions Bancorp............................     250     17,710
                                                             ----------
                                                              6,461,377
                                                             ----------
         Beverages -- 1.54%
           Anheuser-Busch Cos., Inc.................   7,390    346,221
           Brown-Forman Corp., Class B..............   5,927    353,368
           Coca-Cola Co.............................  22,800  1,017,564
           Coca-Cola Enterprises, Inc...............     950     20,786
           Molson Coors Brewing Co..................   1,220     71,333
           Pepsi Bottling Group, Inc................   7,040    199,725
           PepsiCo, Inc.............................  15,572    876,704
                                                             ----------
                                                              2,885,701
                                                             ----------
         Broadcasting -- 0.17%
           Clear Channel Communications, Inc........   1,420     41,506
           Comcast Corp., Class A+..................   7,730    248,906
           Univision Communications, Inc., Class A+.     780     20,756
                                                             ----------
                                                                311,168
                                                             ----------
         Building Materials -- 0.08%
           American Standard Cos., Inc..............     490     20,972
           Masco Corp...............................   1,200     38,424
           Sherwin-Williams Co......................   1,670     74,232
           Vulcan Materials Co......................     280     16,780
                                                             ----------
                                                                150,408
                                                             ----------
         Chemical -- 1.19%
           Air Products & Chemicals, Inc............     620     37,343
           Ashland, Inc.............................     180     12,294
           Dow Chemical Co..........................   2,570    116,395
           E.I. du Pont de Nemours and Co...........  13,090    608,816
           Eastman Chemical Co......................   3,040    178,691
           Ecolab, Inc..............................   5,190    167,793
           Engelhard Corp...........................     330      9,702
           Great Lakes Chemical Corp................     140      4,746
           Hercules, Inc.+..........................     310      4,297
           Monsanto Co..............................     900     51,300
           PPG Industries, Inc......................   2,440    159,551
           Praxair, Inc.............................     880     41,246
           Rohm & Haas Co...........................  11,610    541,606
           Sigma-Aldrich Corp.......................   4,864    291,402
                                                             ----------
                                                              2,225,182
                                                             ----------
         Commercial Services -- 0.09%
           Ball Corp................................     300     11,265
           Cendant Corp.............................   2,840     60,236
           Cintas Corp..............................     410     16,551
           Convergys Corp.+.........................     390      5,316
           Fluor Corp...............................     240     13,788
           Moody's Corp.............................     740     32,020
           Paychex, Inc.............................     960     27,725
                                                             ----------
                                                                166,901
                                                             ----------
         Conglomerates -- 3.02%
           3M Co....................................  10,855    832,036
           Eaton Corp...............................     420     25,137
           General Electric Co.@.................... 107,714  3,929,407
           ITT Industries, Inc......................     250     23,750

 6   ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  May 31, 2005


                                                              Value
                                                     Shares  (Note 3)
         -------------------------------------------------------------
         COMMON STOCK (continued)
         Conglomerates (continued)
           Loews Corp...............................    440 $   33,132
           Textron, Inc.............................    370     28,597
           Tyco International, Ltd.................. 27,314    790,194
                                                            ----------
                                                             5,662,253
                                                            ----------
         Drugs -- 3.07%
           Abbott Laboratories......................  9,516    459,052
           Allergan, Inc............................  4,821    372,711
           Bristol-Myers Squibb Co..................  9,210    233,566
           Caremark Rx, Inc.+.......................  2,580    115,223
           Eli Lilly & Co...........................  5,420    315,986
           Forest Laboratories, Inc.+............... 11,350    437,883
           King Pharmaceuticals, Inc.+.............. 13,306    125,875
           Merck & Co., Inc......................... 11,348    368,129
           Mylan Laboratories, Inc..................    720     11,880
           Pfizer, Inc.............................. 76,937  2,146,542
           Schering-Plough Corp.....................  3,980     77,610
           Watson Pharmaceuticals, Inc.+............    300      9,018
           Wyeth.................................... 24,854  1,077,918
                                                            ----------
                                                             5,751,393
                                                            ----------
         Electronics/Electrical Equipment -- 0.96%
           Agilent Technologies, Inc.+..............  1,160     27,852
           American Power Conversion Corp...........    682     17,364
           Applera Corp. - Applied Biosystems Group.    540     11,561
           Comverse Technology, Inc.+...............    530     12,471
           Emerson Electric Co......................  7,402    492,011
           Fisher Scientific International, Inc.+...    491     30,668
           Jabil Circuit, Inc.+..................... 12,232    357,541
           JDS Uniphase Corp.+...................... 40,412     61,830
           Johnson Controls, Inc....................    690     39,095
           Millipore Corp.+.........................    140      7,209
           Molex, Inc...............................    460     12,185
           NVIDIA Corp.+............................  2,888     78,525
           Parker Hannifin Corp.....................    330     19,909
           Perkinelmer, Inc.........................    350      6,696
           Pitney Bowes, Inc........................    630     28,104
           PMC-Sierra, Inc.+........................    490      4,297
           Sanmina-SCI Corp.+.......................  1,410      7,233
           Solectron Corp.+.........................  2,620      9,563
           Symbol Technologies, Inc.................    650      7,482
           Tektronix, Inc...........................    250      5,668
           Thermo Electron Corp.+...................  6,330    166,606
           W. W. Grainger, Inc......................    230     12,510
           Waters Corp.+............................  2,510     97,513
           Xerox Corp.+............................. 21,074    285,974
                                                            ----------
                                                             1,799,867
                                                            ----------
         Finance Companies -- 0.33%
           MBNA Corp................................ 20,540    433,188
           SLM Corp.................................  3,692    178,213
                                                            ----------
                                                               611,401
                                                            ----------
         Financial Services -- 4.81%
           American Express Co......................  9,320    501,882
           Bear Stearns Cos., Inc...................  1,309    129,643
           Capital One Financial Corp...............  6,860    517,244
           Charles Schwab Corp......................  3,090     35,041
           CIT Group, Inc...........................    560     23,755
           Citigroup, Inc.@......................... 62,539  2,946,212
           Countrywide Financial Corp...............  1,560     57,985
           E*TRADE Group, Inc.+.....................  2,604     32,159
           Equifax, Inc.............................    370     12,835
           Fannie Mae...............................  9,410    557,448
           Federated Investors, Inc., Class B.......  4,536    134,311
           Franklin Resources, Inc..................    540     38,956
           Freddie Mac..............................  3,920    254,957
           Goldman Sachs Group, Inc.................  6,519    635,603

                                                                Value
                                                       Shares  (Note 3)

        ----------------------------------------------------------------
        Financial Services (continued)
          H & R Block, Inc............................    450 $   22,464
          Janus Capital Group, Inc....................  8,200    125,952
          JPMorgan Chase & Co......................... 46,302  1,655,297
          Lehman Brothers Holdings, Inc...............  2,420    223,124
          Merrill Lynch & Co., Inc.................... 10,180    552,367
          Morgan Stanley..............................  9,470    463,651
          Principal Financial Group, Inc..............  1,105     44,079
          T. Rowe Price Group, Inc....................    800     47,728
                                                              ----------
                                                               9,012,693
                                                              ----------
        Foods -- 0.37%
          Archer-Daniels-Midland Co...................  1,680     33,348
          Campbell Soup Co............................  5,770    179,043
          ConAgra Foods, Inc..........................  1,400     36,610
          General Mills, Inc..........................  2,900    143,550
          H J Heinz Co................................    950     34,552
          Hershey Foods Corp..........................    600     38,526
          Kellogg Co..................................    950     43,215
          McCormick & Co., Inc........................    370     12,521
          Sara Lee Corp...............................  2,130     43,218
          Sysco Corp..................................  2,640     98,102
          Wm. Wrigley Jr. Co..........................    530     36,183
                                                              ----------
                                                                 698,868
                                                              ----------
        Freight -- 0.40%
          FedEx Corp..................................    810     72,430
          Ryder System, Inc...........................    180      6,613
          United Parcel Service, Inc., Class B........  9,160    674,634
                                                              ----------
                                                                 753,677
                                                              ----------
        Hardware & Tools -- 0.20%
          Black & Decker Corp.........................  4,040    352,773
          Snap-on, Inc................................    160      5,521
          Stanley Works...............................    210      9,368
                                                              ----------
                                                                 367,662
                                                              ----------
        Healthcare -- 0.07%
          Bausch & Lomb, Inc..........................    150     11,714
          Health Management Associates, Inc., Class A.    660     16,645
          Laboratory Corp. of America Holdings+.......    370     17,927
          Manor Care, Inc.............................    240      9,326
          McKesson Corp...............................    790     31,813
          Medco Health Solutions, Inc.+...............    740     37,000
                                                              ----------
                                                                 124,425
                                                              ----------
        Heavy Duty Trucks/Parts -- 0.06%
          Dana Corp...................................  5,224     70,785
          Navistar International Corp.+...............    180      5,492
          PACCAR, Inc.................................    460     32,545
                                                              ----------
                                                                 108,822
                                                              ----------
        Home Builders -- 0.03%
          Centex Corp.................................    340     22,263
          KB Home.....................................    240     16,210
          Pulte Homes, Inc............................    310     23,699
                                                              ----------
                                                                  62,172
                                                              ----------
        Hospital Management -- 0.04%
          HCA, Inc....................................  1,110     59,940
          Tenet Healthcare Corp.+.....................  1,260     15,271
                                                              ----------
                                                                  75,211
                                                              ----------
        Hospital Supplies -- 2.11%
          AmerisourceBergen Corp......................    280     18,080
          Becton, Dickinson and Co....................  1,754    100,767
          Cardinal Health, Inc........................  1,170     67,778
          CR Bard, Inc................................    290     19,793
          Hospira, Inc.+..............................  1,528     58,186
          Johnson & Johnson........................... 36,243  2,431,905

 May 31, 2005 ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  7


                                                                 Value
                                                       Shares   (Note 3)
       ------------------------------------------------------------------
       COMMON STOCK (continued)
       Hospital Supplies (continued)
         Medtronic, Inc...............................  21,730 $1,167,987
         St. Jude Medical, Inc.+......................     970     38,916
         Stryker Corp.................................   1,010     49,137
                                                               ----------
                                                                3,952,549
                                                               ----------
       Household Products -- 1.85%
         Alberto-Culver Co., Class B..................     230     10,196
         Avon Products, Inc...........................  19,421    771,790
         Clorox Co....................................     420     24,532
         Colgate-Palmolive Co.........................   4,773    238,507
         Fortune Brands, Inc..........................     400     34,600
         Gillette Co..................................   2,670    140,816
         International Flavors & Fragrances, Inc......     240      8,902
         Kimberly-Clark Corp..........................   1,290     82,986
         Newell Rubbermaid, Inc.......................     750     17,092
         Procter & Gamble Co..........................  38,647  2,131,382
                                                               ----------
                                                                3,460,803
                                                               ----------
       Human Resources -- 0.05%
         Robert Half International, Inc...............   4,091    102,030
                                                               ----------
       Information Processing - Hardware -- 2.06%
         Apple Computer, Inc.+........................   7,590    301,399
         Dell, Inc.+..................................  34,939  1,393,717
         EMC Corp.+...................................  19,530    274,592
         Gateway, Inc.+...............................     810      2,803
         Hewlett-Packard Co...........................  29,160    656,391
         International Business Machines Corp.........   7,239    546,906
         Juniper Networks, Inc.+......................  11,710    300,244
         Lexmark International, Inc., Class A+........     340     23,270
         Network Appliance, Inc.+.....................     980     28,185
         Sandisk Corp.+...............................   8,340    217,590
         Sun Microsystems, Inc.+......................  28,900    110,109
                                                               ----------
                                                                3,855,206
                                                               ----------
       Information Processing - Services -- 0.83%
         Affiliated Computer Services, Inc., Class A+.     350     18,105
         Computer Sciences Corp.+.....................     510     23,618
         eBay, Inc.+..................................   7,850    298,378
         Electronic Data Systems Corp.................   1,390     27,383
         First Data Corp..............................   8,550    323,446
         Fiserv, Inc.+................................   6,518    280,274
         Monster Worldwide, Inc.+.....................   1,770     46,693
         NCR Corp.+...................................     500     18,315
         SunGard Data Systems, Inc.+..................     770     26,727
         Symantec Corp.+..............................   9,678    218,820
         Unisys Corp.+................................     920      6,661
         Yahoo!, Inc.+................................   7,350    273,420
                                                               ----------
                                                                1,561,840
                                                               ----------
       Information Processing - Software -- 2.51%
         Adobe Systems, Inc...........................  10,412    344,221
         Autodesk, Inc................................     610     24,144
         Automatic Data Processing, Inc...............   9,027    395,383
         BMC Software, Inc.+..........................     590     10,042
         Citrix Systems, Inc.+........................     450     11,322
         Computer Associates International, Inc.......   1,430     38,996
         Compuware Corp.+.............................   1,040      7,124
         IMS Health, Inc..............................     630     15,466
         Intuit, Inc.+................................   4,460    192,761
         Mercury Interactive Corp.+...................   2,250    101,520
         Microsoft Corp............................... 107,175  2,765,115
         Novell, Inc.+................................   1,030      6,025
         Oracle Corp.+................................  49,050    628,821
         Parametric Technology Corp.+.................     740      4,455
         Siebel Systems, Inc.+........................   1,380     12,724
         VERITAS Software Corp.+......................   5,590    139,023
                                                               ----------
                                                                4,697,142
                                                               ----------

                                                                   Value
                                                          Shares  (Note 3)

    -----------------------------------------------------------------------
    Insurance -- 3.35%
      ACE, Ltd...........................................    770 $   33,279
      Aetna, Inc.........................................  9,626    750,924
      AFLAC, Inc.........................................  7,770    322,844
      Allstate Corp......................................  8,016    466,531
      AMBAC Financial Group, Inc.........................    300     21,645
      American International Group, Inc.(1).............. 25,250  1,402,638
      Aon Corp...........................................    850     21,191
      Chubb Corp.........................................  4,545    382,825
      CIGNA Corp.........................................    350     34,038
      Cincinnati Financial Corp..........................    451     17,801
      Hartford Financial Services Group, Inc.............  8,818    659,498
      Humana, Inc.+......................................  5,500    199,980
      Jefferson-Pilot Corp...............................    370     18,648
      Lincoln National Corp..............................  2,698    122,840
      Marsh & McLennan Cos., Inc.........................  1,420     41,237
      MBIA, Inc..........................................    380     21,253
      MetLife, Inc.......................................  6,510    290,346
      MGIC Investment Corp...............................    270     16,562
      Progressive Corp...................................    540     51,878
      Prudential Financial, Inc..........................  1,410     89,267
      Safeco Corp........................................    350     18,834
      St. Paul Travelers Cos., Inc.......................  8,600    325,768
      Torchmark Corp.....................................    300     15,825
      UnitedHealth Group, Inc............................ 10,520    511,062
      UnumProvident Corp.................................  2,712     49,792
      Wellpoint, Inc.+...................................  2,140    284,620
      Willis Group Holdings, Ltd.........................  2,140     73,338
      Xl Capital, Ltd., Class A..........................    380     28,606
                                                                 ----------
                                                                  6,273,070
                                                                 ----------
    Leisure & Tourism -- 0.92%
      Brunswick Corp.....................................    270     11,621
      Carnival Corp......................................  1,420     75,118
      Darden Restaurants, Inc............................    400     12,992
      Electronic Arts, Inc.+.............................    830     43,608
      Harley-Davidson, Inc...............................    780     38,244
      Harrah's Entertainment, Inc........................    310     22,261
      Hasbro, Inc........................................    460      9,283
      Hilton Hotels Corp.................................  1,040     25,199
      International Game Technology......................  1,490     41,988
      Marriott International, Inc., Class A..............  8,290    559,907
      Mattel, Inc........................................  4,462     81,119
      McDonald's Corp.................................... 18,486    571,957
      Sabre Holdings Corp., Class A......................    360      7,225
      Starbucks Corp.+...................................  2,180    119,355
      Starwood Hotels & Resorts Worldwide, Inc., Class B.    870     48,694
      Wendy's International, Inc.........................    310     13,990
      Yum! Brands, Inc...................................    790     40,519
                                                                 ----------
                                                                  1,723,080
                                                                 ----------
    Machinery -- 0.70%
      Caterpillar, Inc...................................    920     86,581
      Cooper Industries, Ltd., Class A...................    260     17,924
      Cummins, Inc.......................................    120      8,154
      Deere & Co.........................................    660     43,659
      Dover Corp.........................................  8,678    328,636
      Illinois Tool Works, Inc...........................    740     62,478
      Ingersoll-Rand Co., Class A........................  3,849    297,951
      Pall Corp..........................................    340      9,925
      Rockwell Automation, Inc...........................  8,869    455,601
                                                                 ----------
                                                                  1,310,909
                                                                 ----------
    Medical - Biomedical/Gene -- 0.76%
      Amgen, Inc.+....................................... 16,460  1,030,067
      Biogen Idec, Inc.+.................................    900     35,190
      Genentech, Inc.+...................................  1,683    133,378
      Genzyme Corp.+.....................................  3,437    214,434
      MedImmune, Inc.+...................................    670     17,688
                                                                 ----------
                                                                  1,430,757
                                                                 ----------

 8   ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  May 31, 2005


                                                                 Value
                                                        Shares  (Note 3)
       ------------------------------------------------------------------
       COMMON STOCK (continued)
       Medical Technology -- 0.50%
         Baxter International, Inc.....................  1,670 $   61,623
         Biomet, Inc...................................    680     25,629
         Boston Scientific Corp.+......................  2,050     55,534
         Chiron Corp.+.................................    400     15,016
         Guidant Corp..................................  4,940    365,017
         Quest Diagnostics, Inc........................    420     44,100
         Zimmer Holdings, Inc.+........................  4,710    360,692
                                                               ----------
                                                                  927,611
                                                               ----------
       Metals -- 0.21%
         Alcoa, Inc.................................... 10,043    272,165
         Allegheny Technologies, Inc...................    250      5,315
         Freeport-McMoRan Copper & Gold, Inc., Class B.  1,790     63,187
         Nucor Corp....................................    430     22,773
         Phelps Dodge Corp.............................    260     22,724
         United States Steel Corp......................    300     11,931
                                                               ----------
                                                                  398,095
                                                               ----------
       Mining -- 0.06%
         Newmont Mining Corp...........................  2,903    108,108
                                                               ----------
       Multimedia -- 1.88%
         Gannett Co., Inc..............................    680     50,633
         McGraw-Hill Cos., Inc.........................  1,040     45,406
         Meredith Corp.................................    130      6,448
         News Corp., Class A...........................  7,780    125,492
         Time Warner, Inc.+............................ 95,218  1,656,793
         Viacom, Inc., Class B......................... 11,339    388,814
         Walt Disney Co................................ 45,316  1,243,471
                                                               ----------
                                                                3,517,057
                                                               ----------
       Oil & Gas -- 4.67%
         Amerada Hess Corp.............................  5,810    539,458
         Anadarko Petroleum Corp.......................  2,570    194,549
         Apache Corp...................................    880     51,709
         Baker Hughes, Inc.............................  4,160    192,150
         BJ Services Co................................    440     22,154
         Burlington Resources, Inc.....................  1,040     52,707
         ChevronTexaco Corp............................ 25,690  1,381,608
         ConocoPhillips................................  7,340    791,546
         Cooper Cameron Corp.+.........................  5,580    329,834
         Devon Energy Corp.............................  1,290     59,211
         Dynegy, Inc., Class A+........................    900      4,185
         El Paso Corp..................................  5,582     57,718
         EOG Resources, Inc............................    650     32,429
         Exxon Mobil Corp.@............................ 60,981  3,427,132
         Halliburton Co................................ 10,585    452,403
         Kerr-McGee Corp...............................    310     22,897
         Kinder Morgan, Inc............................    300     23,313
         Marathon Oil Corp.............................    930     45,096
         Nabors Industries, Ltd.+......................  2,500    137,775
         National-Oilwell Varco, Inc.+.................    460     20,700
         Noble Corp....................................    370     20,949
         Occidental Petroleum Corp.....................  1,070     78,228
         Peoples Energy Corp...........................  1,436     61,389
         Rowan Cos., Inc...............................  5,801    159,527
         Schlumberger, Ltd.............................  4,720    322,706
         Sunoco, Inc...................................    190     19,488
         Transocean, Inc.+.............................  2,540    126,517
         Unocal Corp...................................    730     41,603
         Valero Energy Corp............................    690     47,348
         XTO Energy, Inc...............................    930     28,942
                                                               ----------
                                                                8,745,271
                                                               ----------
       Paper/Forest Products -- 0.19%
         Avery Dennison Corp...........................  2,138    112,138
         Bemis Co., Inc................................    290      7,876
         Georgia-Pacific Corp..........................    710     23,529
         International Paper Co........................  1,320     42,517

                                                                 Value
                                                         Shares (Note 3)

       -----------------------------------------------------------------
       Paper/Forest Products (continued)
         Louisiana-Pacific Corp.........................    300 $  7,554
         Meadwestvaco Corp..............................    550   15,774
         Pactiv Corp.+..................................    410    9,369
         Plum Creek Timber Co., Inc.....................  1,956   68,558
         Sealed Air Corp.+..............................    230   11,912
         Temple-Inland, Inc.............................    340   12,145
         Weyerhaeuser Co................................    660   42,339
                                                                --------
                                                                 353,711
                                                                --------
       Photography -- 0.01%
         Eastman Kodak Co...............................    770   20,236
                                                                --------
       Pollution Control -- 0.14%
         Allied Waste Industries, Inc.+.................    740    5,705
         Waste Management, Inc..........................  8,760  258,333
                                                                --------
                                                                 264,038
                                                                --------
       Publishing -- 0.10%
         Dow Jones & Co., Inc...........................  3,211  113,990
         Knight-Ridder, Inc.............................    210   13,247
         New York Times Co., Class A....................    400   12,548
         R. R. Donnelley & Sons Co......................    590   19,618
         Tribune Co.....................................    810   29,306
                                                                --------
                                                                 188,709
                                                                --------
       Railroads & Equipment -- 0.24%
         Burlington Northern Santa Fe Corp..............  1,020   50,408
         CSX Corp.......................................    590   24,532
         Norfolk Southern Corp.......................... 10,392  331,713
         Union Pacific Corp.............................    710   47,542
                                                                --------
                                                                 454,195
                                                                --------
       Real Estate Investment Trusts -- 0.08%
         Apartment Investment & Management Co., Class A.    260    9,646
         Archstone-Smith Trust..........................    540   19,883
         Equity Office Properties Trust.................  1,090   35,414
         Equity Residential.............................    770   27,643
         Prologis Trust.................................    500   20,420
         Simon Property Group, Inc......................    600   41,232
                                                                --------
                                                                 154,238
                                                                --------
       Retail -- 2.60%
         Albertson's, Inc...............................  1,000   20,990
         Bed Bath & Beyond, Inc.+.......................  2,345   95,324
         Best Buy Co., Inc..............................  4,180  227,517
         Big Lots, Inc.+................................  2,330   29,498
         Circuit City Stores, Inc.......................    520    8,523
         Costco Wholesale Corp..........................  2,080   94,474
         CVS Corp.......................................  2,200  120,670
         Dillard's, Inc., Class A.......................    200    4,784
         Dollar General Corp............................  5,710  111,973
         Express Scripts, Inc., Class A+................    210   19,402
         Family Dollar Stores, Inc......................    460   11,808
         Federated Department Stores, Inc...............    450   30,353
         Gap, Inc.......................................  2,140   44,940
         Home Depot, Inc................................ 16,450  647,307
         J.C. Penney Co., Inc...........................  5,698  283,532
         Kohl's Corp.+..................................  3,456  168,273
         Kroger Co.+....................................  1,970   33,037
         Limited Brands, Inc............................  1,030   21,187
         Lowe's Cos., Inc...............................  2,209  126,377
         May Department Stores Co.......................    780   29,765
         Nordstrom, Inc.................................  1,780  108,651
         Office Depot, Inc.+............................  1,858   36,640
         OfficeMax, Inc.................................    190    5,767
         RadioShack Corp................................  1,540   38,746
         Safeway, Inc.+.................................  1,200   26,412
         Sears Holdings Corp.+..........................    260   38,142
         Staples, Inc...................................  8,812  189,722
         SUPERVALU, Inc.................................    370   12,121

 May 31, 2005 ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  9


                                                               Value
                                                      Shares  (Note 3)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Retail (continued)
           Target Corp...............................  4,590 $  246,483
           Tiffany & Co..............................    400     12,452
           Toys "R" Us, Inc.+........................    590     15,458
           Wal-Mart Stores, Inc...................... 39,792  1,879,376
           Walgreen Co...............................  2,750    124,685
                                                             ----------
                                                              4,864,389
                                                             ----------
         Savings & Loan -- 0.09%
           Golden West Financial Corp................    760     47,591
           Sovereign Bancorp, Inc....................  1,020     22,767
           Washington Mutual, Inc....................  2,350     97,055
                                                             ----------
                                                                167,413
                                                             ----------
         Schools -- 0.02%
           Apollo Group, Inc., Class A+..............    440     34,540
                                                             ----------
         Semiconductors -- 1.62%
           Advanced Micro Devices, Inc.+.............  1,060     17,384
           Altera Corp.+.............................  1,010     22,412
           Analog Devices, Inc.......................  1,000     37,080
           Applied Materials, Inc.................... 22,612    371,063
           Applied Micro Circuits Corp.+.............    840      2,411
           Broadcom Corp., Class A+..................  4,254    150,974
           Freescale Semiconductor, Inc., Class B+...  1,080     21,816
           Intel Corp................................ 52,311  1,408,735
           KLA-Tencor Corp...........................  3,380    153,486
           Linear Technology Corp....................    830     31,100
           LSI Logic Corp.+.......................... 21,099    155,289
           Maxim Integrated Products, Inc............    880     34,672
           Micron Technology, Inc.+..................  1,650     18,117
           National Semiconductor Corp...............  9,310    187,317
           Novellus Systems, Inc.+...................    380     10,127
           QLogic Corp.+.............................  1,840     58,917
           Teradyne, Inc.+...........................    530      6,895
           Texas Instruments, Inc....................  5,270    145,663
           Xilinx, Inc...............................  7,308    202,797
                                                             ----------
                                                              3,036,255
                                                             ----------
         Telecommunications -- 2.86%
           ADC Telecommunications, Inc.+.............    312      5,666
           Alltel Corp...............................  4,590    267,000
           American Tower Corp., Class A+............ 11,798    212,836
           Andrew Corp.+.............................  6,180     81,947
           Avaya, Inc.+.............................. 15,633    143,042
           BellSouth Corp............................  6,860    183,574
           CenturyTel, Inc...........................    370     12,132
           Ciena Corp.+..............................  1,550      3,379
           Cisco Systems, Inc.+...................... 62,130  1,204,079
           Citizens Communications Co................ 19,386    264,425
           Corning, Inc.+............................  3,800     59,584
           Lucent Technologies, Inc.+................ 11,960     33,608
           Motorola, Inc............................. 16,620    288,689
           Nextel Communications, Inc., Class A+.....  8,006    241,621
           QUALCOMM, Inc............................. 19,007    708,201
           Qwest Communications International, Inc.+.  4,510     17,679
           SBC Communications, Inc................... 25,950    606,711
           Scientific-Atlanta, Inc...................  1,416     47,153
           Tellabs, Inc.+............................  1,250     10,275
           Verizon Communications, Inc............... 27,360    967,997
                                                             ----------
                                                              5,359,598
                                                             ----------
         Therapeutics -- 0.23%
           Gilead Sciences, Inc.+.................... 10,611    432,929
                                                             ----------
         Tobacco -- 0.97%
           Altria Group, Inc......................... 26,270  1,763,767
           Reynolds American, Inc....................    320     26,531
           UST, Inc..................................    450     20,052
                                                             ----------
                                                              1,810,350
                                                             ----------

                                                            Shares/
                                                           Principal    Value
                                                            Amount     (Note 3)

---------------------------------------------------------------------------------
Utilities - Communication -- 0.21%
  AT&T Corp...............................................    5,246  $     98,572
  Sprint Corp.............................................   12,200       289,018
                                                                     ------------
                                                                          387,590
                                                                     ------------
Utilities - Electric -- 1.84%
  AES Corp.+..............................................   18,760       279,336
  Allegheny Energy, Inc.+.................................      450        10,881
  Ameren Corp.............................................      714        38,970
  American Electric Power Co., Inc........................   14,740       526,071
  Calpine Corp.+..........................................    1,440         4,291
  CenterPoint Energy, Inc.................................   32,370       396,856
  Cinergy Corp............................................      520        21,440
  CMS Energy Corp.+.......................................   31,460       416,216
  Cons. Edison, Inc.......................................    9,675       440,309
  Constellation Energy Group, Inc.........................      480        25,656
  Dominion Resources, Inc.................................      910        63,982
  DTE Energy Co...........................................      470        22,344
  Duke Energy Corp........................................   14,586       400,823
  Edison International, Inc...............................    7,626       280,256
  Entergy Corp............................................      580        41,661
  Exelon Corp.............................................    1,790        83,862
  FirstEnergy Corp........................................      900        39,870
  FPL Group, Inc..........................................    1,060        43,089
  NiSource, Inc...........................................      740        17,834
  PG&E Corp...............................................      970        34,697
  Pinnacle West Capital Corp..............................      260        11,471
  PPL Corp................................................      520        29,905
  Progress Energy, Inc....................................      670        29,634
  Public Service Enterprise Group, Inc....................      650        36,075
  Southern Co.............................................    2,000        67,900
  TECO Energy, Inc........................................      560         9,901
  TXU Corp................................................      640        51,379
  Xcel Energy, Inc........................................    1,090        20,089
                                                                     ------------
                                                                        3,444,798
                                                                     ------------
Utilities - Gas, Distribution -- 0.03%
  Keyspan Corp............................................      470        18,678
  Nicor, Inc..............................................      120         4,740
  Sempra Energy...........................................      650        25,785
                                                                     ------------
                                                                           49,203
                                                                     ------------
Utilities - Gas, Pipeline -- 0.05%
  Williams Cos., Inc......................................    4,970        91,498
                                                                     ------------
Total Common Stock
   (Cost $88,277,451).....................................            105,075,150
                                                                     ------------
PREFERRED STOCK -- 0.24%
Financial Services -- 0.24%
  General Electric Capital Corp.:
   4.50% due 1/28/35(4)...................................   11,000       265,650
  Merrill Lynch & Co., Inc.: 3.97%(2).....................    8,043       190,137
                                                                     ------------
Total Preferred Stock
   (Cost $473,325)........................................                455,787
                                                                     ------------
ASSET-BACKED SECURITIES -- 0.80%
Finance Companies -- 0.35%
  Capital Auto Receivables Asset Trust, Series 2002-4 A4:
   2.64% due 03/17/08..................................... $658,251       653,414
                                                                     ------------
Financial Services -- 0.45%
  DLJ Commercial Mtg. Corp.:
   7.34% due 10/10/32(5)..................................  500,000       558,426
  Morgan Stanley Dean Witter Capital I:
   7.20% due 10/15/33(5)..................................  250,000       279,913
                                                                     ------------
                                                                          838,339
                                                                     ------------
Total Asset-Backed Securities
   (Cost $1,537,585)......................................              1,491,753
                                                                     ------------

 10  ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  May 31, 2005


                                                  Principal   Value
                                                   Amount    (Note 3)
         -------------------------------------------------------------
         CORPORATE BONDS -- 9.43%
         Aerospace/Defense -- 0.25%
           Raytheon Co.:
            6.40% due 12/15/18................... $179,000  $  201,325
            6.75% due 08/15/07...................  195,000     205,270
           United Technologies Corp.:
            5.40% due 05/01/35...................   58,000      59,665
                                                            ----------
                                                               466,260
                                                            ----------
         Airlines -- 0.29%
           American Airlines, Inc.:
            6.82% due 05/23/11...................  175,000     164,621
           Atlas Air, Inc.:
            7.20% due 01/02/19...................  347,040     345,838
           Delta Air Lines, Inc.:
            10.00% due 08/15/08..................   75,000      31,125
                                                            ----------
                                                               541,584
                                                            ----------
         Automotive -- 0.12%
           Ford Motor Co.:
            6.38% due 02/01/29...................   76,000      58,695
            7.45% due 07/16/31...................   25,000      20,907
           General Motors Corp.:
            7.20% due 01/15/11...................  162,000     139,292
                                                            ----------
                                                               218,894
                                                            ----------
         Banks -- 0.74%
           American Express Centurion Bank:
            3.25% due 11/16/09(2)................  108,000     107,863
           BankBoston Captial Trust IV:
            3.56% due 06/08/28(2)................  140,000     135,643
           Capital One Bank:
            5.13% due 02/15/14...................   25,000      24,903
           Chemical Bank:
            6.13% due 11/01/08...................  117,000     123,990
           Credit Suisse First Boston:
            6.50% due 05/01/08*..................  108,000     114,264
           First Maryland Capital II:
            4.06% due 02/01/27(2)................  124,000     122,578
           Key Bank NA:
            7.00% due 02/01/11...................   86,000      97,595
           PNC Funding Corp.:
            5.75% due 08/01/06...................  179,000     182,255
           Popular North America, Inc.:
            4.25% due 04/01/08...................  201,000     201,238
           Sovereign Bank:
            4.00% due 02/01/08...................  179,000     175,734
           US Bank NA:
            3.90% due 08/15/08...................   26,000      25,841
           Wells Fargo & Co.:
            3.11% due 09/15/09(2)................   67,000      67,030
                                                            ----------
                                                             1,378,934
                                                            ----------
         Beverages -- 0.19%
           Coca-Cola Enterprises, Inc.:
            8.50% due 02/01/22...................  159,000     215,253
           PepsiAmericas, Inc.:
            5.50% due 05/15/35...................  145,000     147,799
                                                            ----------
                                                               363,052
                                                            ----------
         Broadcasting -- 0.44%
           Charter Communications Holdings, LLC:
            11.13% due 01/15/11..................  200,000     149,000
           Comcast Cable Communications, Inc.:
            6.20% due 11/15/08...................   62,000      65,528
           Cox Communications, Inc.:
            5.50% due 10/01/15...................   64,000      64,749
            7.63% due 06/15/25...................   76,000      88,906
            7.75% due 11/01/10...................  294,000     332,900

                                                         Principal   Value
                                                          Amount    (Note 3)

  ---------------------------------------------------------------------------
  Broadcasting (continued)
    Liberty Media Corp.:
     4.51% due 09/17/06(2).............................. $ 62,000  $   62,303
     5.70% due 05/15/13.................................   70,000      64,979
                                                                   ----------
                                                                      828,365
                                                                   ----------
  Building Materials -- 0.04%
    American Standard, Inc.:
     5.50% due 04/01/15*................................   80,000      82,070
                                                                   ----------
  Chemical -- 0.19%
    Dow Chemical Co.:
     7.38% due 03/01/23.................................  138,000     170,656
    E.I. du Pont de Nemours and Co.:
     4.13% due 04/30/10.................................   26,000      25,982
    Rohm & Haas Co.:
     7.85% due 07/15/29.................................  125,000     167,050
                                                                   ----------
                                                                      363,688
                                                                   ----------
  Commercial Services -- 0.34%
    Aramark Services, Inc.:
     5.00% due 06/01/12.................................  124,000     124,067
    Hertz Corp.:
     4.70% due 10/02/06.................................  162,000     161,281
     6.90% due 08/15/14.................................   55,000      54,441
     7.63% due 06/01/12.................................  106,000     110,859
    PHH Corp.:
     6.00% due 03/01/08.................................  179,000     184,688
                                                                   ----------
                                                                      635,336
                                                                   ----------
  Conglomerates -- 0.15%
    Tyco International Group SA:
     6.75% due 02/15/11.................................  260,000     287,708
                                                                   ----------
  Drugs -- 0.11%
    American Home Products Corp.:
     6.70% due 03/15/11.................................   93,000     104,111
    Merck & Co., Inc.:
     2.50% due 03/30/07.................................  108,000     105,236
                                                                   ----------
                                                                      209,347
                                                                   ----------
  Finance Companies -- 0.89%
    BCI US Finance Corp.:
     8.78% due 07/15/10*(2).............................  150,000     150,000
    Caterpillar Financial Services Corp.:
     4.70% due 03/15/12.................................  134,000     136,305
    Deere John Capital Corp.:
     3.88% due 03/07/07.................................  305,000     304,197
    Ford Motor Credit Co.:
     4.95% due 01/15/08.................................  179,000     169,682
     5.70% due 01/15/10.................................   83,000      75,509
     7.00% due 10/01/13.................................   25,000      23,287
    General Motors Acceptance Corp.:
     6.75% due 12/01/14.................................   69,000      58,524
     6.88% due 08/28/12.................................   25,000      21,520
     7.00% due 02/01/12.................................  195,000     168,966
     8.00% due 11/01/31.................................    8,000       6,692
    Household Finance Corp.:
     6.38% due 10/15/11.................................  179,000     197,169
    HSBC Finance Corp.:
     4.75% due 04/15/10.................................  214,000     216,334
    National Rural Utilities Cooperative Finance Corp.:
     3.88% due 02/15/08.................................  146,000     144,874
                                                                   ----------
                                                                    1,673,059
                                                                   ----------
  Financial Services -- 0.99%
    Borden US Finance Corp.:
     9.00% due 07/15/14*................................  200,000     202,000
    Capital One Financial Corp.:
     4.74% due 05/17/07.................................  110,000     110,393

 May 31, 2005 ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  11



                                                                Principal   Value
                                                                 Amount    (Note 3)
------------------------------------------------------------------------------------
CORPORATE BONDS (continued)
Financial Services (continued)
  Citigroup, Inc.:
   5.00% due 09/15/14.......................................... $117,000  $  119,287
   5.85% due 12/11/34..........................................  155,000     169,123
  General Electric Capital Corp.:
   2.80% due 01/15/07..........................................  187,000     183,709
   5.38% due 03/15/07..........................................  179,000     183,303
  JPMorgan Chase & Co.:
   6.63% due 03/15/12..........................................  141,000     157,016
  JPMorgan Chase Capital XV:
   5.88% due 03/15/35..........................................   79,000      80,086
  Merrill Lynch & Co., Inc.:
   4.25% due 02/08/10..........................................  141,000     140,224
  Pricoa Global Funding I:
   4.35% due 06/15/08*.........................................   58,000      58,254
  Prime Property Funding II, Inc.:
   5.13% due 06/01/15*.........................................  124,000     123,618
  Principal Life Global Funding:
   5.13% due 06/28/07*.........................................  100,000     101,766
  Salomon Smith Barney Holdings, Inc.:
   5.88% due 03/15/06..........................................   26,000      26,420
  Transamerica Finance Corp.:
   6.40% due 09/15/08..........................................   67,000      72,554
  Tyco International Group SA Participation Certificate Trust:
   4.44% due 06/15/07*.........................................  133,000     133,550
                                                                          ----------
                                                                           1,861,303
                                                                          ----------
Foods -- 0.03%
  American Stores Co.:
   7.90% due 05/01/17..........................................   51,000      58,923
                                                                          ----------
Freight -- 0.15%
  Ryder System, Inc.:
   4.63% due 04/01/10..........................................  134,000     133,784
  Yellow Roadway Corp:
   4.67% due 02/15/08*(2)......................................  138,000     137,912
                                                                          ----------
                                                                             271,696
                                                                          ----------
Healthcare -- 0.04%
  Community Health Systems, Inc.:
   6.50% due 12/15/12..........................................   75,000      74,625
                                                                          ----------
Hospital Management -- 0.08%
  HCA, Inc.:
   6.95% due 05/01/12..........................................   50,000      52,634
  Triad Hospitals, Inc.:
   7.00% due 11/15/13..........................................  100,000     101,250
                                                                          ----------
                                                                             153,884
                                                                          ----------
Insurance -- 0.54%
  Allstate Corp.:
   5.55% due 05/09/35..........................................   73,000      75,296
  Americo Life, Inc.:
   7.88% due 05/01/13*.........................................  102,000     108,288
  Coventry Health Care, Inc.:
   6.13% due 01/15/15..........................................  152,000     151,240
  Fidelity National Financial, Inc.:
   7.30% due 08/15/11..........................................  246,000     259,162
  ING Security Life Institutional Funding:
   2.70% due 02/15/07*.........................................  141,000     137,397
  Kingsway America, Inc.:
   7.50% due 02/01/14..........................................   78,000      82,512
  MIC Financing Trust I:
   8.38% due 02/01/27*.........................................   57,000      60,720
  Ohio Casualty Corp.:
   7.30% due 06/15/14..........................................  127,000     138,285
                                                                          ----------
                                                                           1,012,900
                                                                          ----------
Leisure & Tourism -- 0.27%
  Hilton Hotels Corp.:
   7.95% due 04/15/07..........................................  217,000     230,294
  MGM Mirage, Inc.:
   5.88% due 02/27/14..........................................  125,000     120,312

                                                  Principal  Value
                                                   Amount   (Note 3)

           ---------------------------------------------------------
           Leisure & Tourism (continued)
             Riviera Holdings Corp.:
              11.00% due 06/15/10(1)............. $ 70,000  $ 76,825
             Seneca Gaming Corp:
              7.25% due 05/01/12*................   10,000    10,100
             Six Flags, Inc.:
              4.50% due 05/15/15.................   75,000    68,813
                                                            --------
                                                             506,344
                                                            --------
           Machinery -- 0.06%
             Ingersoll-Rand Co., Ltd.:
              4.75% due 05/15/15.................  112,000   112,442
                                                            --------
           Mining -- 0.05%
             Newmont Mining Corp.:
              5.88% due 04/01/35.................   97,000    97,419
                                                            --------
           Multimedia -- 0.11%
             Time Warner Entertainment Co., LP:
              8.38% due 03/15/23.................  157,000   200,704
                                                            --------
           Oil & Gas -- 0.38%
             El Paso Production Holding Co.:
              7.75% due 06/01/13.................  200,000   207,500
             Enterprise Products Operating LP:
              4.95% due 06/01/10.................   78,000    78,205
             Hanover Compressor Co.:
              9.00% due 06/01/14.................   75,000    77,625
             Pennzoil Co.:
              10.25% due 11/01/05................  110,000   112,763
             Seitel, Inc.:
              11.75% due 07/15/11................   75,000    80,625
             Valero Energy Corp.:
              7.50% due 04/15/32.................   76,000    90,764
             XTO Energy, Inc.:
              5.30% due 06/30/15.................   65,000    65,436
                                                            --------
                                                             712,918
                                                            --------
           Paper/Forest Products -- 0.09%
             Packaging Corp. of America:
              5.75% due 08/01/13.................   82,000    80,892
             Weyerhaeuser Co.:
              6.13% due 03/15/07.................   78,000    79,688
                                                            --------
                                                             160,580
                                                            --------
           Pollution Control -- 0.06%
             Republic Services, Inc.:
              6.09% due 03/15/35*................   95,000   101,688
                                                            --------
           Railroads & Equipment -- 0.33%
             Burlington Northern Santa Fe Corp.:
              7.29% due 06/01/36.................   76,000    97,009
              8.13% due 04/15/20.................  286,000   374,665
             Norfolk Southern Corp:
              1.00% due 05/17/25.................  147,000   149,491
                                                            --------
                                                             621,165
                                                            --------
           Real Estate -- 0.17%
             Colonial Realty, LP:
              4.75% due 02/01/10.................  130,000   128,599
             EOP Operating, LP:
              8.38% due 03/15/06.................  186,000   192,338
                                                            --------
                                                             320,937
                                                            --------
           Real Estate Investment Trusts -- 0.10%
             Health Care REIT, Inc.:
              5.88% due 05/15/15.................  124,000   125,357
             iStar Financials, Inc.:
              6.05% due 04/15/15.................   62,000    63,706
                                                            --------
                                                             189,063
                                                            --------

 12  ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  May 31, 2005


                                                 Principal   Value
                                                  Amount    (Note 3)
          ------------------------------------------------------------
          CORPORATE BONDS (continued)
          Retail -- 0.14%
            Stater Brothers Holdings, Inc.:
             8.13% due 06/15/12................. $125,000  $   121,562
            Wal-Mart Stores, Inc.:
             4.00% due 01/15/10.................  135,000      134,092
                                                           -----------
                                                               255,654
                                                           -----------
          Telecommunications -- 0.97%
            Alltel Corp.:
             4.66% due 05/17/07.................  141,000      142,205
            American Cellular Corp.:
             10.00% due 08/01/11................  225,000      219,375
            AT&T Wireless Services, Inc.:
             7.35% due 03/01/06.................  251,000      257,368
            GTE Corp.:
             6.94% due 04/15/28.................   72,000       81,948
            iPCS, Inc.:
             11.50% due 05/01/12................  100,000      109,500
            LCI International, Inc.:
             7.25% due 06/15/07.................  475,000      446,500
            Sprint Capital Corp.:
             6.88% due 11/15/28.................  197,000      223,483
             6.90% due 05/01/19.................   65,000       73,927
            Triton PCS, Inc.:
             8.50% due 06/01/13.................   25,000       22,375
            Verizon Global Funding Corp.:
             7.75% due 12/01/30.................  187,000      238,595
                                                           -----------
                                                             1,815,276
                                                           -----------
          Utilities - Electric -- 0.89%
            Calpine Corp.:
             4.75% due 11/15/23.................  150,000       88,875
            Carolina Power & Light Co.:
             5.15% due 04/01/15.................   67,000       69,049
            FirstEnergy Corp.:
             6.45% due 11/15/11.................   69,000       75,026
             7.38% due 11/15/31.................   95,000      115,151
            Florida Power Corp.:
             4.50% due 06/01/10.................  124,000      124,534
            Georgia Power Co.:
             6.20% due 02/01/06.................  150,000      152,384
            Indianapolis Power & Light Co.:
             6.60% due 01/01/34*................   38,000       43,401
            Indiantown Cogeneration, LP:
             9.26% due 12/15/10.................   68,907       76,261
            Mission Energy Holding Co.:
             13.50% due 07/15/08................  150,000      177,000
            Old Dominion Electric Cooperative:
             5.68% due 12/01/28.................   50,000       52,749
            Reliant Energy, Inc.:
             6.75% due 12/15/14.................   50,000       47,625
            Reliant Resources, Inc.:
             9.50% due 07/15/13.................  100,000      109,000
            Southern California Edison Co.:
             5.75% due 04/01/35.................  171,000      184,152
            TXU Corp.:
             5.55% due 11/15/14*................   69,000       66,273
            Virginia Electric and Power Co.:
             4.10% due 12/15/08.................  144,000      143,033
             5.75% due 03/31/06.................  137,000      139,088
                                                           -----------
                                                             1,663,601
                                                           -----------
          Utilities - Gas, Distribution -- 0.17%
            KeySpan Corp.:
             4.90% due 05/16/08.................  313,000      318,632
                                                           -----------
          Utilities - Gas, Pipeline -- 0.06%
            NGC Corp. Capital Trust I:
             8.32% due 06/01/27.................  125,000      103,750
                                                           -----------
          Total Corporate Bonds
             (Cost $17,698,043).................            17,661,801
                                                           -----------

                                                      Principal  Value
                                                       Amount   (Note 3)

        ----------------------------------------------------------------
        FOREIGN BONDS & NOTES -- 1.55%
        Banks -- 0.19%
          HBOS Treasury Services, PLC:
           3.50% due 11/30/07*....................... $233,000  $229,980
          International Finance Corp.:
           4.00% due 06/15/10........................  124,000   124,199
                                                                --------
                                                                 354,179
                                                                --------
        Beverages -- 0.10%
          SABMiller, PLC:
           6.63% due 08/15/33*.......................  158,000   180,810
                                                                --------
        Broadcasting -- 0.24%
          Grupo Televisa SA:
           6.63% due 03/18/25*.......................  261,000   261,000
          Telenet Group Holding NV:
           11.50% due 06/15/14(3)*(3)................  250,000   186,250
                                                                --------
                                                                 447,250
                                                                --------
        Financial Services -- 0.11%
          CIT Group Co. of Canada:
           5.20% due 06/01/15*.......................   62,000    62,432
          Nationwide Building Society:
           2.63% due 01/30/07*.......................  141,000   138,003
                                                                --------
                                                                 200,435
                                                                --------
        Government Agency -- 0.05%
          Government of United Kingdom:
           2.25% due 07/08/08*.......................  110,000   105,352
                                                                --------
        Insurance -- 0.03%
          Fairfax Financial Holdings, Ltd.:
           8.25% due 10/01/15........................   60,000    55,350
                                                                --------
        Machinery -- 0.03%
          Atlas Copco AB:
           6.50% due 04/01/08*.......................   56,000    58,866
                                                                --------
        Metals -- 0.19%
          Alcan, Inc.:
           5.00% due 06/01/15........................   62,000    62,096
          Barrick Gold Corp.:
           5.80% due 11/15/34........................   83,000    85,172
          Noranda, Inc.:
           6.00% due 10/15/15........................  124,000   129,278
           7.00% due 07/15/05........................   75,000    75,326
                                                                --------
                                                                 351,872
                                                                --------
        Oil & Gas -- 0.15%
          ChevronTexaco Capital Co.:
           3.50% due 09/17/07........................   75,000    74,395
          EnCana Corp.:
           6.50% due 08/15/34........................   25,000    28,423
          Nexen, Inc.:
           5.88% due 03/10/35........................   79,000    77,985
           7.88% due 03/15/32........................   82,000   102,780
                                                                --------
                                                                 283,583
                                                                --------
        Telecommunications -- 0.43%
          British Telecommunications, PLC:
           7.88% due 12/15/05........................   26,000    26,576
          Deutsche Telekom International Finance BV:
           8.75% due 06/15/30........................  164,000   222,929
          Koninklijke (Royal) KPN NV:
           7.50% due 10/01/05........................  107,000   108,376
          Telecomunicaciones De Puerto Rico, Inc.:
           6.80% due 05/15/09........................  134,000   142,776
          TELUS Corp.:
           7.50% due 06/01/07........................  243,000   257,720
           8.00% due 06/01/11........................   50,000    58,317
                                                                --------
                                                                 816,694
                                                                --------

 May 31, 2005 ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  13


                                                  Principal    Value
                                                   Amount     (Note 3)
         --------------------------------------------------------------
         FOREIGN BONDS & NOTES (continued)
         Utilities - Electric -- 0.03%
           Calpine Canada Energy Finance, ULC:
            8.50% due 05/01/08................... $  100,000 $   59,500
                                                             ----------
         Total Foreign Bonds & Notes
            (Cost $2,913,700)....................             2,913,891
                                                             ----------
         UNITED STATES GOVERNMENT BONDS -- 21.56%
         Government Agencies -- 15.83%
           Federal Farm Credit Banks:
            2.38% due 10/02/06...................    183,000    179,806
            2.50% due 03/15/06...................    374,000    370,880
           Federal Home Loan Bank:
            2.75% due 12/15/06...................    370,000    364,985
            3.80% due 08/24/07...................    460,000    459,378
            3.90% due 02/25/08...................    285,000    285,056
            4.00% due 03/10/08...................  1,230,000  1,231,675
           Federal Home Loan Mtg. Corp.:
            2.20% due 12/30/05...................    403,000    400,270
            3.75% due 03/03/08...................    570,000    569,305
            4.50% due 01/15/14...................    313,000    318,187
            4.50% due 11/01/18...................    693,775    691,979
            4.50% due 07/01/19...................    367,348    365,982
            5.00% due 03/01/19...................    362,692    367,088
            5.00% due 07/01/19...................    756,958    766,135
            5.00% due 10/01/33...................     35,259     35,265
            5.00% due 03/01/34...................    777,077    776,755
            5.50% due 10/01/33...................     21,955     22,310
            5.50% due 01/01/35...................    984,215    999,545
            6.00% due 11/01/33...................    713,555    733,421
            6.50% due 11/01/33...................    138,055    143,353
            7.00% due 06/01/32...................    195,541    206,173
            7.50% due 04/01/31...................    287,614    308,513
            8.00% due 04/01/30...................     19,786     21,362
            8.00% due 04/01/30...................     20,789     22,446
            8.00% due 07/01/30...................        354        382
            8.00% due 12/01/30...................     74,204     80,116
           Federal National Mtg. Assoc.:
            2.77% due 08/25/06...................    375,000    370,752
            3.00% due 03/02/07...................    600,000    591,939
            3.25% due 06/28/06...................    464,000    461,528
            3.38% due 05/15/07...................    390,000    386,589
            3.41% due 08/30/07...................    370,000    365,633
            4.50% due 02/01/18...................    409,067    408,092
            4.50% due 06/01/18...................    157,837    157,460
            4.50% due 02/01/35...................    593,481    578,818
            4.70% due 04/01/35(2)................  1,186,751  1,193,449
            5.00% due 09/01/18...................    211,999    214,613
            5.00% due 10/01/18...................    589,193    596,457
            5.00% due 03/01/20...................    474,532    480,298
            5.00% due 11/01/33...................     37,408     37,446
            5.00% due 03/01/34...................  2,567,663  2,568,881
            5.00% due 03/01/34...................    600,158    600,442
            5.50% due 03/01/18...................    362,869    372,966
            5.50% due 05/01/18...................    491,331    504,890
            5.50% due 12/01/33...................  1,508,580  1,531,345
            5.50% due 12/01/33...................  1,459,421  1,481,445
            5.50% due 05/01/34...................  1,339,720  1,359,937
            6.00% due 12/01/16...................    273,001    283,016
            6.00% due 05/01/17...................    179,710    186,305
            6.00% due 12/01/33...................    743,200    764,559
            6.00% due 08/01/34...................  1,149,899  1,182,509
            6.00% due 10/01/34...................  1,141,674  1,174,024
            6.50% due 02/01/17...................    177,010    184,757
            6.50% due 08/01/31...................    210,533    219,174
            6.50% due 07/01/32...................     41,108     42,768
            6.50% due 07/01/32...................    244,238    254,104
            6.63% due 11/15/30...................    422,000    538,142
            7.00% due 09/01/31...................    172,007    181,688
            7.50% due 06/01/15...................     44,367     47,045

                                                            Principal     Value
                                                             Amount      (Note 3)

-----------------------------------------------------------------------------------
Government Agencies (continued)
  Government National Mtg. Assoc.:
   6.00% due 02/15/29...................................... $   14,327 $     14,837
   6.00% due 04/15/29......................................    105,624      109,376
   6.00% due 06/15/29......................................     63,316       65,600
   6.50% due 02/15/29......................................    233,604      245,171
   6.50% due 04/15/31......................................    160,632      168,426
                                                                       ------------
                                                                         29,644,848
                                                                       ------------
Government Obligations -- 5.73%
  United States Treasury Bonds:
   5.38% due 02/15/31......................................  3,012,000    3,488,273
   6.88% due 08/15/25......................................    190,000      252,529
   7.25% due 08/15/22......................................     89,000      119,941
  United States Treasury Notes:
   0.88% due 04/15/10 TIPS(6)..............................    338,670      332,108
   2.00% due 08/31/05......................................  2,950,000    2,942,970
   2.00% due 05/15/06......................................     29,000       28,625
   2.00% due 01/15/14 TIPS(6)..............................    251,011      259,748
   2.38% due 08/15/06......................................     83,000       81,920
   2.50% due 10/31/06......................................     39,000       38,450
   2.63% due 11/15/06......................................     95,000       93,783
   2.63% due 05/15/08......................................     66,000       64,138
   2.75% due 06/30/06......................................     38,000       37,724
   3.13% due 09/15/08......................................    140,000      137,654
   3.25% due 08/15/08......................................     70,000       69,144
   3.38% due 02/15/08......................................    242,000      240,346
   3.38% due 11/15/08......................................     72,000       71,277
   3.50% due 11/15/06......................................    100,000       99,981
   3.63% due 04/30/07......................................  1,094,000    1,094,513
   3.88% due 05/15/10......................................    277,000      278,515
   4.00% due 04/15/10......................................    394,000      398,063
   4.00% due 02/15/15......................................    527,000      525,765
   4.13% due 05/15/15......................................     62,000       62,601
   5.00% due 08/15/11......................................     19,000       20,243
                                                                       ------------
                                                                         10,738,311
                                                                       ------------
Total United States Government Bonds
   (Cost $40,060,663)......................................              40,383,159
                                                                       ------------
Total Long-Term Investment Securities
  (Cost $150,960,757)......................................             167,981,541
                                                                       ------------
SHORT-TERM INVESTMENT SECURITIES -- 6.05%
Commercial Paper -- 5.32%
  Electricite De France:
   2.76% due 06/15/05@.....................................  4,970,000    4,964,665
  San Paolo Financial:
   3.08% due 06/01/05@.....................................  5,000,000    5,000,000
                                                                       ------------
                                                                          9,964,665
                                                                       ------------
Time Deposit -- 0.13%
  Euro Time Deposit with State Street Bank & Trust Co.:
   1.50% due 06/01/05@.....................................    255,000      255,000
                                                                       ------------
Government Obligations-- 0.60%
  United States Treasury Bills:
   2.66% due 06/23/05@.....................................    950,000      948,467
   2.66% due 06/23/05@.....................................     50,000       49,919
   2.66% due 06/23/05@.....................................    125,000      124,792
                                                                       ------------
                                                                          1,123,178
                                                                       ------------
Total Short-Term Investment Securities
   (Cost $11,342,843)......................................              11,342,843
                                                                       ------------
REPURCHASE AGREEMENTS -- 4.30%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $5,319,414 and collateralized
   by Federal Home Loan Bank Notes, bearing interest at
   4.13%, due 04/18/08 and having an approximate value
   of $5,427,422@..........................................  5,319,000    5,319,000

 14  ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED  May 31, 2005


                                                             Principal      Value
                                                              Amount       (Note 3)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (continued)
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $1,821,142 and collateralized
   by Federal Home Loan Bank Notes, bearing interest at
   4.13%, due 02/15/08 and having an approximate value
   of $1,877,685@.......................................... $1,821,000   $  1,821,000
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $909,071 and collateralized
   by Federal National Mtg. Assoc. Notes, bearing interest
   at 6.00%, due 12/15/05 and having an approximate
   value of $931,368@......................................    909,000        909,000
                                                                         ------------
Total Repurchase Agreements
   (Cost $8,049,000).......................................                 8,049,000
                                                                         ------------
TOTAL INVESTMENTS
   (Cost $170,352,600)(7)..................................     100.03%   187,373,384
Liabilities in excess of other assets......................      (0.03)%      (63,910)
                                                            ----------   ------------
NET ASSETS --                                                   100.00%  $187,309,474
                                                            ==========   ============

--------
TIPS Treasury Inflation Protected Security
+  Non-income producing
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of the securities. At May 31, 2005, the aggregate value of these securities was $2,853,994 representing 1.52% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
@ The security or a portion thereof represents collateral for open futures contracts.
(1)Security represents an investment in an affiliated company (see Note 4).
(2)Floating rate security where the rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of May 31, 2005.
(3)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(4)Security is a preferred stock where the coupon rate increases or steps up at a predetermined rate. The rate reflected is as of May 31, 2005.
(5)Commercial Mortgage-Backed Security.
(6)Principal amount of security is adjusted for inflation.
(7)See Note 6 for cost of investments on a tax basis.

   Open Futures Contracts
   --------------------------------------------------------------------------
                                                                 Unrealized
   Number of               Expiration  Value at   Value as of   Appreciation
   Contracts  Description     Date    Trade Date  May 31, 2005 (Depreciation)
   --------------------------------------------------------------------------
     3 Long  S&P 500 Index June 2005  $   883,500 $   894,225     $ 10,725
     2 Long  S&P 500 Index June 2005      592,400     596,150        3,750
    63 Long  S&P 500 Index June 2005   18,872,700  18,778,725      (93,975)
                                                                  --------
                                                                   (79,500)
                                                                  ========

See Notes to Financial Statements

 May 31, 2005    BLUE CHIP GROWTH FUND - PORTFOLIO PROFILE (Unaudited)     15

Industry Allocation*

                   Financial Services................  10.38%
                   Insurance.........................   7.55%
                   Retail............................   7.15%
                   Information Processing -- Software   6.64%
                   Semiconductors....................   6.37%
                   Telecommunications................   5.98%
                   Banks.............................   5.74%
                   Oil & Gas.........................   5.02%
                   Conglomerates.....................   4.76%
                   Information Processing -- Services   4.53%
                   Leisure & Tourism.................   3.76%
                   Multimedia........................   3.61%
                   Hospital Supplies.................   3.52%
                   Information Processing -- Hardware   3.26%
                   Drugs.............................   2.88%
                   Medical -- Biomedical/Gene........   2.88%
                   Automotive........................   2.16%
                   Aerospace/Defense.................   1.91%
                   Household Products................   1.78%
                   Broadcasting......................   1.33%
                   Registered Investment Companies...   1.23%
                   Beverages.........................   1.20%
                   Therapeutics......................   0.89%
                   Schools...........................   0.88%
                   Commercial Services...............   0.75%
                   Collective Investment Pool........   0.72%
                   Finance Companies.................   0.72%
                   Machinery.........................   0.65%
                   Medical Technology................   0.64%
                   Tobacco...........................   0.49%
                   Foods.............................   0.44%
                   Chemical..........................   0.41%
                   Electronics/Electrical Equipment..   0.40%
                   Advertising.......................   0.29%
                   Freight...........................   0.17%
                   Railroads & Equipment.............   0.07%
                   Metals............................   0.02%
                                                      ------
                                                      101.18%
                                                      ======

*  Calculated as a percentage of Net Assets.

 16        BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS        May 31, 2005


                                                                   Value
                                                          Shares  (Note 3)
    -----------------------------------------------------------------------
    COMMON STOCK -- 99.23%
    Advertising -- 0.29%
      Omnicom Group, Inc.................................  1,700 $  139,213
                                                                 ----------
    Aerospace/Defense -- 1.91%
      General Dynamics Corp..............................  1,700    183,566
      Honeywell International, Inc.......................  9,400    340,562
      Lockheed Martin Corp...............................  4,500    292,005
      Rockwell Collins, Inc..............................  2,300    113,597
                                                                 ----------
                                                                    929,730
                                                                 ----------
    Automotive -- 2.16%
      Danaher Corp....................................... 19,040  1,049,675
                                                                 ----------
    Banks -- 5.74%
      Bank of America Corp............................... 11,500    532,680
      Bank of New York Co., Inc..........................  2,800     80,696
      Mellon Financial Corp..............................  8,900    247,064
      Northern Trust Corp................................  9,400    431,648
      State Street Bank & Trust Co....................... 17,700    849,600
      U.S. Bancorp.......................................  7,770    227,894
      Wells Fargo & Co...................................  7,000    422,870
                                                                 ----------
                                                                  2,792,452
                                                                 ----------
    Beverages -- 1.20%
      Coca-Cola Co.......................................  2,830    126,303
      PepsiCo, Inc.......................................  8,140    458,282
                                                                 ----------
                                                                    584,585
                                                                 ----------
    Broadcasting -- 1.33%
      Comcast Corp., Special Class A+.................... 13,500    427,140
      Liberty Media Corp.+............................... 19,900    206,761
      Rogers Communications, Inc.........................    500     15,165
                                                                 ----------
                                                                    649,066
                                                                 ----------
    Chemical -- 0.41%
      Monsanto Co........................................  3,500    199,500
                                                                 ----------
    Commercial Services -- 0.75%
      Accenture, Ltd., Class A+..........................  7,400    172,272
      Cendant Corp.......................................  5,600    118,776
      Paychex, Inc.......................................  2,500     72,200
                                                                 ----------
                                                                    363,248
                                                                 ----------
    Conglomerates -- 4.76%
      General Electric Co................................ 43,450  1,585,056
      Tyco International, Ltd............................ 25,200    729,036
                                                                 ----------
                                                                  2,314,092
                                                                 ----------
    Drugs -- 2.88%
      Abbott Laboratories................................  2,210    106,610
      Caremark Rx, Inc.+.................................  3,700    165,242
      Eli Lilly & Co.....................................    600     34,980
      IVAX Corp.+........................................  1,200     23,580
      Pfizer, Inc........................................ 17,920    499,968
      Teva Pharmaceutical Industries, Ltd. Sponsored ADR.  8,200    273,634
      Wyeth..............................................  6,820    295,784
                                                                 ----------
                                                                  1,399,798
                                                                 ----------
    Electronics/Electrical Equipment -- 0.40%
      Samsung Electronics Co., Ltd.(2)...................    400    193,060
                                                                 ----------
    Finance Companies -- 0.72%
      SLM Corp...........................................  7,300    352,371
                                                                 ----------
    Financial Services -- 10.38%
      American Express Co................................ 11,700    630,045
      Ameritrade Holding Corp.+.......................... 20,400    303,144
      Charles Schwab Corp................................ 25,900    293,706
      Citigroup, Inc..................................... 35,486  1,671,745
      Franklin Resources, Inc............................  8,500    613,190
      Goldman Sachs Group, Inc...........................  4,100    399,750
      Legg Mason, Inc....................................  6,500    534,170

                                                                Value
                                                       Shares  (Note 3)

       -----------------------------------------------------------------
       Financial Services (continued)
         Merrill Lynch & Co., Inc.....................  8,400 $  455,784
         Morgan Stanley...............................  3,000    146,880
                                                              ----------
                                                               5,048,414
                                                              ----------
       Foods -- 0.44%
         Sysco Corp...................................  5,750    213,670
                                                              ----------
       Freight -- 0.17%
         United Parcel Service, Inc., Class B.........  1,130     83,225
                                                              ----------
       Hospital Supplies -- 3.52%
         Johnson & Johnson............................  9,770    655,567
         Medtronic, Inc............................... 11,900    639,625
         St. Jude Medical, Inc.+......................  5,220    209,426
         Stryker Corp.................................  4,300    209,195
                                                              ----------
                                                               1,713,813
                                                              ----------
       Household Products -- 1.78%
         Fortune Brands, Inc..........................  2,000    173,000
         Gillette Co..................................  8,750    461,475
         Procter & Gamble Co..........................  4,170    229,976
                                                              ----------
                                                                 864,451
                                                              ----------
       Information Processing - Hardware -- 3.26%
         Dell, Inc.+.................................. 24,790    988,873
         EMC Corp.+................................... 23,400    329,004
         Juniper Networks, Inc.+...................... 10,470    268,451
                                                              ----------
                                                               1,586,328
                                                              ----------
       Information Processing - Services -- 4.53%
         Affiliated Computer Services, Inc., Class A+.    150      7,760
         eBay, Inc.+..................................  7,940    301,799
         First Data Corp..............................  7,200    272,376
         Fiserv, Inc.+................................  4,650    199,950
         Google, Inc.+................................  2,100    584,640
         IAC/InterActive Corp.+#......................  7,900    193,550
         Yahoo!, Inc.+................................ 17,240    641,328
                                                              ----------
                                                               2,201,403
                                                              ----------
       Information Processing - Software -- 6.64%
         Adobe Systems, Inc...........................  9,820    324,649
         Automatic Data Processing, Inc...............  8,400    367,920
         ChoicePoint, Inc.+...........................  1,800     70,668
         Intuit, Inc.+................................  6,400    276,608
         Microsoft Corp............................... 60,330  1,556,514
         Oracle Corp.+................................ 31,050    398,061
         VERITAS Software Corp.+......................  9,500    236,265
                                                              ----------
                                                               3,230,685
                                                              ----------
       Insurance -- 7.55%
         AFLAC, Inc...................................    600     24,930
         American International Group, Inc.(1)........  3,000    166,650
         Hartford Financial Services Group, Inc.......  6,700    501,093
         Marsh & McLennan Cos., Inc...................  9,000    261,360
         UnitedHealth Group, Inc...................... 33,880  1,645,890
         WellPoint, Inc.+.............................  7,930  1,054,690
         Willis Group Holdings, Ltd.#.................    500     17,135
                                                              ----------
                                                               3,671,748
                                                              ----------
       Leisure & Tourism -- 3.76%
         Carnival Corp................................ 12,300    650,670
         Harley-Davidson, Inc.#.......................  1,900     93,157
         Harrah's Entertainment, Inc..................  2,900    208,249
         International Game Technology................ 10,600    298,708
         Marriott International, Inc., Class A........  4,000    270,160
         McDonald's Corp..............................  6,100    188,734
         Starbucks Corp.+.............................  1,210     66,248
         Wynn Resorts, Ltd.+#.........................  1,100     51,535
                                                              ----------
                                                               1,827,461
                                                              ----------

 May 31, 2005 BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED  17


                                                          Value
                                                 Shares  (Note 3)
              ----------------------------------------------------
              COMMON STOCK (continued)
              Machinery -- 0.65%
                Deere & Co......................  4,800 $  317,520
                                                        ----------
              Medical - Biomedical/Gene -- 2.88%
                Amgen, Inc.+.................... 12,120    758,470
                Biogen Idec, Inc.+..............  3,100    121,210
                Genentech, Inc.+................  6,590    522,257
                                                        ----------
                                                         1,401,937
                                                        ----------
              Medical Technology -- 0.64%
                Biomet, Inc.....................  6,200    233,678
                Boston Scientific Corp.+........  2,800     75,852
                                                        ----------
                                                           309,530
                                                        ----------
              Metals -- 0.02%
                BHP Billiton, Ltd.(2)...........    600      7,517
                                                        ----------
              Multimedia -- 3.61%
                E.W. Scripps Co., Class A.......  5,900    301,490
                McGraw-Hill Cos., Inc...........  1,400     61,124
                News Corp., Class A............. 20,800    335,504
                Time Warner, Inc.+.............. 30,400    528,960
                Viacom, Inc., Class B........... 13,228    453,588
                Walt Disney Co..................  2,700     74,088
                                                        ----------
                                                         1,754,754
                                                        ----------
              Oil & Gas -- 5.02%
                Baker Hughes, Inc............... 11,800    545,042
                BJ Services Co..................  1,600     80,560
                Exxon Mobil Corp................  7,300    410,260
                Murphy Oil Corp.................  1,700    166,175
                Schlumberger, Ltd...............  9,700    663,189
                Smith International, Inc........  8,000    470,080
                Transocean, Inc.+...............  2,100    104,601
                                                        ----------
                                                         2,439,907
                                                        ----------
              Railroads & Equipment -- 0.07%
                Union Pacific Corp..............    500     33,480
                                                        ----------
              Retail -- 7.15%
                Amazon.com, Inc.+...............  5,900    209,509
                Best Buy Co., Inc...............  5,240    285,213
                CVS Corp........................  3,800    208,430
                Home Depot, Inc................. 17,750    698,463
                Kohl's Corp.+...................  9,200    447,948
                Target Corp..................... 14,425    774,622
                Wal-Mart Stores, Inc............ 18,060    852,974
                                                        ----------
                                                         3,477,159
                                                        ----------
              Schools -- 0.88%
                Apollo Group, Inc., Class A+....  5,482    430,337
                                                        ----------
              Semiconductors -- 6.37%
                Analog Devices, Inc............. 11,620    430,870
                Intel Corp...................... 32,070    863,645
                KLA-Tencor Corp.................  2,200     99,902

                                                  Shares/
                                                 Principal     Value
                                                  Amount      (Note 3)

       -----------------------------------------------------------------
       Semiconductors (continued)
         Linear Technology Corp.................    3,700   $   138,639
         Marvell Technology Group, Ltd.+........    5,100       208,896
         Maxim Integrated Products, Inc.........   13,950       549,630
         Microchip Technology, Inc..............    3,500       103,740
         Texas Instruments, Inc.................   12,110       334,720
         Xilinx, Inc............................   13,230       367,133
                                                            -----------
                                                              3,097,175
                                                            -----------
       Telecommunications -- 5.98%
         America Movil SA de CV ADR.............    3,300       187,044
         Cisco Systems, Inc.+...................   34,940       677,137
         Corning, Inc.+.........................   19,700       308,896
         Nextel Communications, Inc., Class A+..   18,300       552,294
         Nextel Partners, Inc., Class A+........    2,500        59,375
         Nokia OYJ Sponsored ADR................   23,700       399,582
         QUALCOMM, Inc..........................    8,420       313,729
         Research In Motion, Ltd.+..............    2,300       190,486
         TELUS Corp.............................    6,900       221,145
                                                            -----------
                                                              2,909,688
                                                            -----------
       Therapeutics -- 0.89%
         Gilead Sciences, Inc.+.................   10,620       433,296
                                                            -----------
       Tobacco -- 0.49%
         Altria Group, Inc......................    3,580       240,361
                                                            -----------
       Total Long-Term Investment Securities
          (Cost $42,533,840)....................             48,260,649
                                                            -----------
       SHORT-TERM INVESTMENT SECURITIES -- 1.95%
       Collective Investment Pool -- 0.72%
         Securities Lending Quality Trust(3).... $352,550       352,550
                                                            -----------
       Registered Investment Companies -- 1.23%
         T. Rowe Price Reserve Investment Fund..  597,731       597,731
                                                            -----------
       Total Short-Term Investment Securities
          (Cost $950,281).......................                950,281
                                                            -----------
       TOTAL INVESTMENTS
          (Cost $43,484,121)(4).................   101.18%   49,210,930
       Liabilities in excess of other assets....    (1.18)%    (572,787)
                                                 --------   -----------
       NET ASSETS --                               100.00%  $48,638,143
                                                 ========   ===========

--------
ADR American Depository Receipt
+  Non-income producing security
#  The security or a portion thereof is out on loan (see Note 3).
(1)Security represents an investment in an affiliated company (see Note 4).
(2)Security was valued using fair value procedures at May 31, 2005. See Note 3 regarding fair value pricing procedures for foreign equity securities.
(3)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(4)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 18   CAPITAL CONSERVATION FUND - PORTFOLIO PROFILE (Unaudited)   May 31, 2005

Industry Allocation*

                     Government Agencies...........  46.00%
                     Government Obligations........  16.20%
                     Collective Investment Pool....   5.17%
                     Financial Services............   4.91%
                     Finance Companies.............   4.25%
                     Telecommunications............   3.78%
                     Repurchase Agreement..........   3.53%
                     Banks.........................   2.81%
                     Utilities -- Electric.........   2.68%
                     Broadcasting..................   1.82%
                     Insurance.....................   1.63%
                     Oil & Gas.....................   1.41%
                     Commercial Services...........   0.99%
                     Railroads & Equipment.........   0.91%
                     Airlines......................   0.86%
                     Beverages.....................   0.78%
                     Leisure & Tourism.............   0.71%
                     Aerospace/Defense.............   0.69%
                     Metals........................   0.52%
                     Chemical......................   0.51%
                     Utilities -- Gas, Distribution   0.49%
                     Real Estate...................   0.47%
                     Conglomerates.................   0.44%
                     Freight.......................   0.41%
                     Retail........................   0.39%
                     Automotive....................   0.33%
                     Drugs.........................   0.30%
                     Real Estate Investment Trusts.   0.29%
                     Machinery.....................   0.27%
                     Multimedia....................   0.26%
                     Foreign Government Agency.....   0.22%
                     Paper/Forest Products.........   0.22%
                     Hospital Management...........   0.20%
                     Utilities -- Gas, Pipeline....   0.17%
                     Healthcare....................   0.13%
                     Building Materials............   0.12%
                     Mining........................   0.12%
                     Foods.........................   0.08%
                     Household Products............   0.03%
                                                    ------
                                                    105.10%
                                                    ======

Credit Quality+#

                         Government -- Agency..  47.66%
                         Government -- Treasury  16.82%
                         AAA...................   2.97%
                         AA....................   1.73%
                         A.....................   8.75%
                         BBB...................  12.56%
                         BB....................   2.83%
                         B.....................   2.14%
                         CCC...................   1.57%
                         C.....................   0.05%
                         Not Rated@............   2.92%
                                                ------
                                                100.00%
                                                ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

 May 31, 2005     CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS      19


                                                          Principal    Value
                                                           Amount     (Note 3)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.29%
Finance Companies -- 1.70%
  Honda Auto Receivables Owners Trust, Series 2002-4 A4:
   2.70% due 03/17/08.................................... $  500,000 $  495,750
  Honda Auto Receivables Owner Trust, Series 2003-3 A4:
   2.77% due 11/21/08....................................  1,000,000    981,121
                                                                     ----------
                                                                      1,476,871
                                                                     ----------
Financial Services -- 1.59%
  Bear Stearns Commercial Mtg. Securities, Inc.:
   6.02% due 02/14/31(1).................................    250,000    264,175
  DLJ Commercial Mtg. Corp.:
   7.34% due 10/10/32(1).................................  1,000,000  1,116,851
                                                                     ----------
                                                                      1,381,026
                                                                     ----------
Total Asset-Backed Securities
   (Cost $2,865,805).....................................             2,857,897
                                                                     ----------
CORPORATE BONDS -- 26.49%
Aerospace/Defense -- 0.69%
  Raytheon Co.:
   6.40% due 12/15/18....................................    228,000    256,436
   6.75% due 08/15/07....................................    247,000    260,009
  United Technologies Corp.:
   5.40% due 05/01/35....................................     78,000     80,240
                                                                     ----------
                                                                        596,685
                                                                     ----------
Airlines -- 0.86%
  American Airlines, Inc.:
   6.82% due 05/23/11....................................    230,000    216,359
  Atlas Air, Inc.:
   7.20% due 01/02/19....................................    322,543    321,426
   8.71% due 01/02/19....................................    162,241    167,896
  Delta Air Lines, Inc.:
   10.00% due 08/15/08#..................................    100,000     41,500
                                                                     ----------
                                                                        747,181
                                                                     ----------
Automotive -- 0.33%
  Ford Motor Co.:
   6.38% due 02/01/29....................................     96,000     74,142
   7.45% due 07/16/31....................................     50,000     41,813
  General Motors Corp.:
   7.20% due 01/15/11#...................................    195,000    167,666
                                                                     ----------
                                                                        283,621
                                                                     ----------
Banks -- 2.28%
  American Express Centurion Bank:
   3.25% due 11/16/09(2).................................    137,000    136,826
  BankBoston Captial Trust IV:
   3.56% due 06/08/28(2).................................    201,000    194,745
  Chemical Bank:
   6.13% due 11/01/08....................................    151,000    160,021
  Credit Suisse First Boston:
   6.50% due 05/01/08*...................................    137,000    144,946
  First Maryland Capital II:
   4.06% due 02/01/27(2).................................    177,000    174,970
  Key Bank NA:
   4.10% due 06/30/05....................................    200,000    200,175
   7.00% due 02/01/11#...................................    105,000    119,157
  PNC Funding Corp.:
   5.75% due 08/01/06....................................    241,000    245,382
  Popular North America, Inc.:
   4.25% due 04/01/08....................................    259,000    259,307
  Sovereign Bank:
   4.00% due 02/01/08....................................    228,000    223,840
  US Bank NA:
   3.90% due 08/15/08....................................     34,000     33,792
  Wells Fargo & Co.:
   3.11% due 09/15/09(2)#................................     86,000     86,039
                                                                     ----------
                                                                      1,979,200
                                                                     ----------

                                                   Principal  Value
                                                    Amount   (Note 3)

          -----------------------------------------------------------
          Beverages -- 0.52%
            Coca-Cola Enterprises, Inc.:
             8.50% due 02/01/22................... $189,000  $255,867
            PepsiAmericas, Inc.:
             5.50% due 05/15/35...................  195,000   198,764
                                                             --------
                                                              454,631
                                                             --------
          Broadcasting -- 1.13%
            Charter Communications Holdings, LLC:
             11.13% due 01/15/11..................  275,000   204,875
            Comcast Cable Communications, Inc.:
             6.20% due 11/15/08...................   84,000    88,781
            Cox Communications, Inc.:
             5.50% due 10/01/15...................   82,000    82,960
             7.63% due 06/15/25...................   98,000   114,641
             7.75% due 11/01/10...................  356,000   403,104
            Liberty Media Corp.:
             4.51% due 09/17/06(2)................   88,000    88,430
                                                             --------
                                                              982,791
                                                             --------
          Building Materials -- 0.12%
            American Standard, Inc.:
             5.50% due 04/01/15*..................  103,000   105,665
                                                             --------
          Chemical -- 0.51%
            Dow Chemical Co.:
             7.38% due 03/01/23...................  185,000   228,779
            E.I. du Pont de Nemours and Co.:
             4.13% due 04/30/10...................   34,000    33,976
            Rohm & Haas Co.:
             7.85% due 07/15/29...................  138,000   184,423
                                                             --------
                                                              447,178
                                                             --------
          Commercial Services -- 0.99%
            Aramark Services, Inc.:
             5.00% due 06/01/12...................  167,000   167,091
            Hertz Corp.:
             4.70% due 10/02/06#..................  249,000   247,894
             6.90% due 08/15/14...................   66,000    65,329
             7.63% due 06/01/12...................  137,000   143,280
            PHH Corp.:
             6.00% due 03/01/08...................  228,000   235,245
                                                             --------
                                                              858,839
                                                             --------
          Conglomerates -- 0.44%
            Tyco International Group SA:
             6.75% due 02/15/11...................  348,000   385,086
                                                             --------
          Drugs -- 0.30%
            American Home Products Corp.:
             6.95% due 03/15/11...................  111,000   124,261
            Merck & Co., Inc.:
             2.50% due 03/30/07...................  137,000   133,494
                                                             --------
                                                              257,755
                                                             --------
          Finance Companies -- 2.55%
            BCI US Finance Corp.:
             3.74% due 07/15/10*(2)...............  225,000   225,000
            Caterpillar Financial Services Corp.:
             4.70% due 03/15/12...................  172,000   174,959
            Deere John Capital Corp.:
             3.88% due 03/07/07...................  392,000   390,968
            Ford Motor Credit Co.:
             4.95% due 01/15/08...................  228,000   216,131
             5.70% due 01/15/10#..................  111,000   100,982
             7.00% due 10/01/13...................   25,000    23,287
            General Motors Acceptance Corp.:
             6.75% due 12/01/14#..................   92,000    78,032
             6.88% due 08/28/12...................   25,000    21,520
             7.00% due 02/01/12#..................  266,000   230,487
             8.00% due 11/01/31...................   13,000    10,875

 20     CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS -     May 31, 2005
                              CONTINUED


                                                                Principal   Value
                                                                 Amount    (Note 3)
------------------------------------------------------------------------------------
CORPORATE BONDS (continued)
Finance Companies (continued)
  Household Finance Corp.:
   6.38% due 10/15/11.......................................... $228,000  $  251,142
  HSBC Finance Corp.:
   4.75% due 04/15/10#.........................................  287,000     290,130
  National Rural Utilities Cooperative Finance Corp.:
   3.88% due 02/15/08#.........................................  201,000     199,450
                                                                          ----------
                                                                           2,212,963
                                                                          ----------
Financial Services -- 2.97%
  Borden US Finance Corp.:
   9.00% due 07/15/14*.........................................  250,000     252,500
  Capital One Financial Corp.:
   4.74% due 05/17/07..........................................  139,000     139,496
  Citigroup, Inc.:
   5.00% due 09/15/14..........................................  155,000     158,030
   5.85% due 12/11/34..........................................  208,000     226,952
  General Electric Capital Corp.:
   2.80% due 01/15/07..........................................  285,000     279,984
   5.38% due 03/15/07#.........................................  228,000     233,481
   5.88% due 02/15/12..........................................   52,000      56,093
  JPMorgan Chase & Co.:
   6.63% due 03/15/12..........................................  221,000     246,103
  JPMorgan Chase Capital XV:
   5.88% due 03/15/35..........................................  102,000     103,402
  Merrill Lynch & Co., Inc.:
   4.25% due 02/08/10..........................................  178,000     177,020
  Pricoa Global Funding I:
   4.35% due 06/15/08*.........................................  118,000     118,517
  Prime Property Funding II, Inc.:
   5.13% due 06/01/15*.........................................  167,000     166,486
  Principal Life Global Funding:
   5.13% due 06/28/07*.........................................  100,000     101,766
  Salomon Smith Barney Holdings, Inc.:
   5.88% due 03/15/06#.........................................   34,000      34,550
  Transamerica Finance Corp.:
   6.40% due 09/15/08..........................................   86,000      93,129
  Tyco International Group SA Participation Certificate Trust:
   4.44% due 06/15/07*.........................................  189,000     189,782
                                                                          ----------
                                                                           2,577,291
                                                                          ----------
Foods -- 0.08%
  American Stores Co.:
   7.90% due 05/01/17..........................................   61,000      70,477
                                                                          ----------
Freight -- 0.41%
  Ryder System, Inc.:
   4.63% due 04/01/10..........................................  172,000     171,723
  Yellow Roadway Corp:
   4.67% due 02/15/08*(2)......................................  185,000     184,881
                                                                          ----------
                                                                             356,604
                                                                          ----------
Healthcare -- 0.13%
  Community Health Systems, Inc.:
   6.50% due 12/15/12..........................................  115,000     114,425
                                                                          ----------
Hospital Management -- 0.20%
  HCA, Inc.:
   6.95% due 05/01/12..........................................   50,000      52,634
  Tenet Healthcare Corp.:
   6.50% due 06/01/12#.........................................   50,000      47,750
  Triad Hospitals, Inc.:
   7.00% due 11/15/13..........................................   75,000      75,938
                                                                          ----------
                                                                             176,322
                                                                          ----------
Household Products -- 0.03%
  Revlon Consumer Products Corp.:
   8.63% due 02/01/08..........................................   25,000      23,125
                                                                          ----------
Insurance -- 1.55%
  Allstate Corp.:
   5.55% due 05/09/35..........................................   98,000     101,081

                                                    Principal   Value
                                                     Amount    (Note 3)

        ----------------------------------------------------------------
        Insurance (continued)
          Americo Life, Inc.:
           7.88% due 05/01/13*..................... $121,000  $  128,460
          Coventry Health Care, Inc.:
           6.13% due 01/15/15......................  182,000     181,090
          Fidelity National Financial, Inc.:
           7.30% due 08/15/11......................  301,000     317,104
          ING Security Life Institutional Funding:
           2.70% due 02/15/07*.....................  221,000     215,353
          Kingsway America, Inc.:
           7.50% due 02/01/14......................  122,000     129,058
          MIC Financing Trust I:
           8.38% due 02/01/27*.....................   74,000      78,830
          Ohio Casualty Corp.:
           7.30% due 06/15/14......................  181,000     197,083
                                                              ----------
                                                               1,348,059
                                                              ----------
        Leisure & Tourism -- 0.71%
          Hilton Hotels Corp.:
           7.95% due 04/15/07......................  275,000     291,847
          MGM Mirage, Inc.:
           5.88% due 02/27/14#.....................  175,000     168,437
          Riviera Holdings Corp.:
           11.00% due 06/15/10(7)..................   50,000      54,875
          Seneca Gaming Corp:
           7.25% due 05/01/12*.....................   10,000      10,100
          Six Flags, Inc.:
           4.50% due 05/15/15......................  100,000      91,750
                                                              ----------
                                                                 617,009
                                                              ----------
        Machinery -- 0.17%
          Ingersoll-Rand Co., Ltd.:
           4.75% due 05/15/15......................  150,000     150,592
                                                              ----------
        Mining -- 0.12%
          Newmont Mining Corp.:
           5.88% due 04/01/35......................  105,000     105,453
                                                              ----------
        Multimedia -- 0.26%
          Time Warner Entertainment Co., LP:
           8.38% due 03/15/23......................  180,000     230,106
                                                              ----------
        Oil & Gas -- 1.08%
          El Paso Production Holding Co.:
           7.75% due 06/01/13......................  270,000     280,125
          Enterprise Products Operating, LP:
           4.95% due 06/01/10......................  119,000     119,313
          Hanover Compressor Co.:
           9.00% due 06/01/14......................  100,000     103,500
          Pennzoil Co.:
           10.25% due 11/01/05.....................  130,000     133,265
          Seitel, Inc.:
           11.75% due 07/15/11#....................  100,000     107,500
          Valero Energy Corp.:
           7.50% due 04/15/32......................   96,000     114,649
          XTO Energy, Inc.:
           5.30% due 06/30/15......................   83,000      83,557
                                                              ----------
                                                                 941,909
                                                              ----------
        Paper/Forest Products -- 0.22%
          Packaging Corp. of America:
           5.75% due 08/01/13......................   92,000      90,757
          Weyerhaeuser Co.:
           6.13% due 03/15/07......................   94,000      96,034
                                                              ----------
                                                                 186,791
                                                              ----------
        Railroads & Equipment -- 0.91%
          Burlington Northern Santa Fe Corp.:
           7.29% due 06/01/36......................   96,000     122,538
           8.13% due 04/15/20......................  371,000     486,016

 May 31, 2005    CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS -     21
                                       CONTINUED


                                                 Principal   Value
                                                  Amount    (Note 3)
          -----------------------------------------------------------
          CORPORATE BONDS (continued)
          Railroads & Equipment (continued)
            Norfolk Southern Corp:
             5.59% due 05/17/25................. $176,000  $  178,983
                                                           ----------
                                                              787,537
                                                           ----------
          Real Estate -- 0.47%
            Colonial Realty, LP:
             4.75% due 02/01/10.................  165,000     163,221
            EOP Operating, LP:
             8.38% due 03/15/06.................  236,000     244,043
                                                           ----------
                                                              407,264
                                                           ----------
          Real Estate Investment Trusts -- 0.29%
            Health Care REIT, Inc.:
             5.88% due 05/15/15.................  167,000     168,828
            iStar Financials, Inc.:
             6.05% due 04/15/15#................   84,000      86,311
                                                           ----------
                                                              255,139
                                                           ----------
          Retail -- 0.39%
            Stater Brothers Holdings, Inc.:
             8.13% due 06/15/12#................  175,000     170,187
            Wal-Mart Stores, Inc.:
             4.00% due 01/15/10#................  169,000     167,863
                                                           ----------
                                                              338,050
                                                           ----------
          Telecommunications -- 2.54%
            Alltel Corp.:
             4.66% due 05/17/07.................  178,000     179,521
            American Cellular Corp.:
             10.00% due 08/01/11................  300,000     292,500
            AT&T Wireless Services, Inc.:
             7.35% due 03/01/06.................  319,000     327,094
            GTE Corp.:
             6.94% due 04/15/28.................   77,000      87,639
            iPCS, Inc.:
             11.50% due 05/01/12................   50,000      54,750
            LCI International, Inc.:
             7.25% due 06/15/07.................  600,000     564,000
            Sprint Capital Corp.:
             6.88% due 11/15/28.................  239,000     271,129
             6.90% due 05/01/19.................   82,000      93,261
            Triton PCS, Inc.:
             8.50% due 06/01/13#................   25,000      22,375
            Verizon Global Funding Corp.:
             7.75% due 12/01/30.................  250,000     318,977
                                                           ----------
                                                            2,211,246
                                                           ----------
          Utilities - Electric -- 2.58%
            Calpine Corp.:
             4.75% due 11/15/23.................  200,000     118,500
            Carolina Power & Light Co.:
             5.15% due 04/01/15.................   86,000      88,630
            FirstEnergy Corp.:
             6.45% due 11/15/11.................   92,000     100,035
             7.38% due 11/15/31.................  113,000     136,969
            Florida Power Corp.:
             4.50% due 06/01/10.................  167,000     167,719
            Georgia Power Co.:
             6.20% due 02/01/06.................  200,000     203,179
            Indianapolis Power & Light Co.:
             6.60% due 01/01/34*................   60,000      68,528
            Indiantown Cogeneration, LP:
             9.26% due 12/15/10.................   82,286      91,069
            Mission Energy Holding Co.:
             13.50% due 07/15/08................  200,000     236,000
            Old Dominion Electric Cooperative:
             5.68% due 12/01/28.................   76,000      80,178
            Reliant Energy, Inc.:
             6.75% due 12/15/14.................   75,000      71,437

                                                 Principal   Value
                                                  Amount    (Note 3)

          ------------------------------------------------------------
          Utilities - Electric (continued)
            Reliant Resources, Inc.:
             9.50% due 07/15/13................. $125,000  $   136,250
            Southern California Edison Co.:
             5.75% due 04/01/35.................  204,000      219,691
            TECO Energy, Inc.:
             7.50% due 06/15/10.................   25,000       26,687
            TXU Corp.:
             5.55% due 11/15/14*................   92,000       88,365
            Virginia Electric and Power Co.:
             4.10% due 12/15/08.................  227,000      225,476
             5.75% due 03/31/06.................  181,000      183,758
                                                           -----------
                                                             2,242,471
                                                           -----------
          Utilities - Gas, Distribution -- 0.49%
            KeySpan Corp.:
             4.90% due 05/16/08.................  420,000      427,557
                                                           -----------
          Utilities - Gas, Pipeline -- 0.17%
            NGC Corp. Capital Trust I:
             8.32% due 06/01/27.................  175,000      145,250
                                                           -----------
          Total Corporate Bonds
             (Cost $23,046,323).................            23,024,272
                                                           -----------
          FOREIGN BONDS & NOTES -- 4.42%
          Banks -- 0.53%
            HBOS Treasury Services, PLC:
             3.50% due 11/30/07*................  296,000      292,164
            International Finance Corp.:
             4.00% due 06/15/10.................  167,000      167,268
                                                           -----------
                                                               459,432
                                                           -----------
          Beverages -- 0.26%
            SABMiller, PLC:
             6.63% due 08/15/33*................  200,000      228,873
                                                           -----------
          Broadcasting -- 0.69%
            Grupo Televisa SA:
             6.63% due 03/18/25*................  343,000      343,000
            Telenet Group Holding NV:
             11.50% due 06/15/14*(3)............  350,000      260,750
                                                           -----------
                                                               603,750
                                                           -----------
          Financial Services -- 0.35%
            CIT Group Co. of Canada:
             5.20% due 06/01/15*................   84,000       84,585
            Nationwide Building Society:
             2.63% due 01/30/07*................  221,000      216,303
                                                           -----------
                                                               300,888
                                                           -----------
          Government Agency -- 0.22%
            Government of United Kingdom:
             2.25% due 07/08/08*................  197,000      188,676
                                                           -----------
          Insurance -- 0.08%
            Fairfax Financial Holdings, Ltd.:
             8.25% due 10/01/15.................   75,000       69,188
                                                           -----------
          Machinery -- 0.10%
            Atlas Copco AB:
             6.50% due 04/01/08*................   81,000       85,145
                                                           -----------
          Metals -- 0.52%
            Alcan, Inc.:
             5.00% due 06/01/15.................   83,000       83,129
            Barrick Gold Corp.:
             5.80% due 11/15/34.................  107,000      109,800
            Noranda, Inc.:
             6.00% due 10/15/15#................  136,000      141,789
             7.00% due 07/15/05.................  117,000      117,508
                                                           -----------
                                                               452,226
                                                           -----------

 22     CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS -     May 31, 2005
                              CONTINUED


                                                    Principal    Value
                                                     Amount     (Note 3)
      -------------------------------------------------------------------
      FOREIGN BONDS & NOTES (continued)
      Oil & Gas -- 0.33%
        EnCana Corp.:
         6.50% due 08/15/34........................ $   50,000 $   56,847
        Nexen, Inc.:
         5.88% due 03/10/35........................    102,000    100,690
         7.88% due 03/15/32........................    106,000    132,861
                                                               ----------
                                                                  290,398
                                                               ----------
      Telecommunications -- 1.24%
        British Telecommunications, PLC:
         7.88% due 12/15/05........................     34,000     34,752
        Deutsche Telekom International Finance BV:
         8.75% due 06/15/30........................    212,000    288,177
        Koninklijke (Royal) KPN NV:
         7.50% due 10/01/05........................    149,000    150,916
        Telecomunicaciones De Puerto Rico, Inc.:
         6.80% due 05/15/09........................    172,000    183,265
        TELUS Corp.:
         7.50% due 06/01/07........................    321,000    340,445
         8.00% due 06/01/11........................     65,000     75,812
                                                               ----------
                                                                1,073,367
                                                               ----------
      Utilities - Electric -- 0.10%
        Calpine Canada Energy Finance, ULC:
         8.50% due 05/01/08#.......................    150,000     89,250
                                                               ----------
      Total Foreign Bonds & Notes
         (Cost $3,882,578).........................             3,841,193
                                                               ----------
      UNITED STATES GOVERNMENT BONDS -- 62.20%
      Government Agencies -- 46.00%
        Federal Farm Credit Banks:
         2.38% due 10/02/06........................    330,000    324,241
         2.50% due 03/15/06........................    672,000    666,393
        Federal Home Loan Bank:
         2.75% due 12/15/06#.......................    660,000    651,054
         2.88% due 05/23/06........................    760,000    754,323
         3.80% due 08/24/07........................    595,000    594,195
         3.90% due 02/25/08........................    410,000    410,081
         4.00% due 03/10/08........................  1,680,000  1,682,288
        Federal Home Loan Mtg. Corp.:
         2.20% due 12/30/05........................    723,000    718,102
         3.75% due 03/03/08........................    730,000    729,109
         4.50% due 01/15/14........................     70,000     71,160
         4.50% due 11/01/18........................  1,142,688  1,139,729
         4.50% due 07/01/19........................    642,858    640,469
         5.00% due 03/01/19........................    725,382    734,177
         5.00% due 07/01/19........................    756,958    766,135
         5.00% due 10/01/33........................     31,408     31,413
         5.00% due 03/01/34........................    810,638    810,302
         5.00% due 06/01/34........................    669,126    668,849
         5.50% due 11/01/18........................    830,976    853,872
         5.50% due 10/01/33........................     54,064     54,936
         5.50% due 02/01/35........................  1,309,952  1,330,357
         6.00% due 10/01/33........................  1,015,304  1,043,570
         6.50% due 02/01/33........................    175,374    182,284
         6.88% due 09/15/10........................    971,000  1,099,474
         7.00% due 11/01/16........................    125,111    131,293
         7.00% due 07/01/32........................     35,203     37,117
         7.50% due 04/01/31........................    315,810    338,758
         8.00% due 01/01/29........................     23,982     25,926
         8.00% due 12/01/29........................     26,226     28,327
         8.00% due 12/01/30........................     39,873     43,050
         8.00% due 01/01/31........................        538        581
        Federal National Mtg. Assoc.:
         3.00% due 03/02/07........................    665,000    656,066
         3.25% due 06/28/06........................    582,000    578,899
         3.38% due 05/15/07........................    680,000    674,053
         3.41% due 08/30/07........................     40,000     39,528
         4.50% due 02/01/18........................    347,707    346,878
         4.50% due 06/01/18........................    197,277    196,807

                                                  Principal    Value
                                                   Amount     (Note 3)

        ----------------------------------------------------------------
        Government Agency (continued)
           4.50% due 02/01/35.................... $  791,361 $   771,809
           4.70% due 04/01/35(2).................  1,483,439   1,491,811
           5.00% due 08/01/18....................    213,874     216,511
           5.00% due 09/01/18....................    187,174     189,482
           5.00% due 10/01/18....................    736,519     745,600
           5.00% due 03/01/20....................    379,626     384,238
           5.00% due 10/01/33....................     78,644      78,725
           5.00% due 03/01/34....................  3,484,696   3,486,349
           5.50% due 10/01/17....................    265,738     273,133
           5.50% due 04/01/33....................  1,596,493   1,621,549
           5.50% due 12/01/33....................  1,649,780   1,674,676
           5.50% due 05/01/34....................    982,462     997,288
           5.50% due 10/01/34....................    939,909     953,421
           6.00% due 03/01/16....................      5,155       5,344
           6.00% due 12/01/16....................    141,207     146,388
           6.00% due 11/01/17....................    361,311     374,570
           6.00% due 12/01/33....................  1,251,704   1,287,677
           6.00% due 08/01/34....................  1,642,713   1,689,299
           6.00% due 10/01/34....................  1,389,864   1,429,247
           6.50% due 03/01/17....................    221,808     231,530
           6.50% due 08/01/31....................    122,371     127,394
           6.50% due 07/01/32....................    757,763     788,373
           6.63% due 11/15/30....................    555,000     707,746
           7.00% due 09/01/31....................    513,681     542,593
           7.50% due 11/01/14....................     13,641      14,396
           7.50% due 08/01/15....................      2,759       2,925
          Government National Mtg. Assoc.:
           6.00% due 03/15/29....................     54,303      56,233
           6.00% due 04/15/29....................     72,387      74,959
           6.50% due 07/15/32....................    223,961     234,799
           6.50% due 09/15/32....................    303,730     318,428
                                                             -----------
                                                              39,970,289
                                                             -----------
        Government Obligations -- 16.20%
          United States Treasury Bonds:
           5.38% due 02/15/31#...................  4,031,000   4,668,402
           7.13% due 02/15/23....................    886,000   1,184,367
           7.25% due 08/15/22....................    244,000     328,828
           9.38% due 02/15/06....................    217,000     226,723
          United States Treasury Notes:
           0.88% due 04/15/10 TIPS(5)............    404,976     397,129
           2.00% due 08/31/05....................  3,050,000   3,042,732
           2.00% due 01/15/14 TIPS(5)............    300,168     310,615
           2.25% due 02/15/07....................     16,000      15,658
           3.00% due 02/15/09....................     89,000      86,844
           3.38% due 02/15/08....................    281,000     279,079
           3.63% due 04/30/07#...................  1,431,000   1,431,671
           3.63% due 01/15/10....................    178,000     177,138
           3.88% due 05/15/10....................    376,000     378,056
           4.00% due 04/15/10....................    523,000     528,393
           4.00% due 02/15/14....................    302,000     302,743
           4.00% due 02/15/15#...................    510,000     508,805
           4.13% due 05/15/15....................     84,000      84,814
           4.25% due 08/15/14....................     72,000      73,364
           5.00% due 08/15/11....................     48,000      51,141
                                                             -----------
                                                              14,076,502
                                                             -----------
        Total United States Government Bonds
           (Cost $53,557,540)....................             54,046,791
                                                             -----------
        Total Long-Term Investment Securities
           (Cost $83,352,246)....................             83,770,153
                                                             -----------
        SHORT-TERM INVESTMENT SECURITIES -- 5.17%
        Collective Investment Pool -- 5.17%
          Securities Lending Quality Trust(4)
           (Cost $4,492,736).....................  4,492,736   4,492,736
                                                             -----------

 May 31, 2005    CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS -     23
                                       CONTINUED


                                                             Principal      Value
                                                              Amount       (Note 3)
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.53%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $3,073,239 and collateralized
   by Federal Home Loan Mtg. Corp. Notes, bearing interest
   at 3.88%, due 01/12/09 and having an approximate value
   of $3,167,599 (Cost $3,073,000)......................... $3,073,000   $ 3,073,000
                                                                         -----------
TOTAL INVESTMENTS
   (Cost $90,917,982)(6)...................................     105.10%   91,335,889
Liabilities in excess of other assets......................      (5.10)%  (4,433,289)
                                                            ----------   -----------
NET ASSETS --                                                   100.00%  $86,902,600
                                                            ==========   ===========

--------
TIPS Treasury Inflation Protected Security
#  The security or a portion thereof is out on loan (see Note 3).
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of the securities. At May 31, 2005, the aggregate value of these securities was $3,778,675 representing 4.35% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Commercial Mortgage-Backed Security.
(2)Floating rate security where the rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of May 31, 2005.
(3)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(4)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(5)Principal amount of security is adjusted for inflation.
(6)See Note 6 for cost of investments on a tax basis.
(7)Security represents an investment in an affiliated company (see Note 4).

See Notes to Financial Statements

 24       CORE EQUITY FUND - PORTFOLIO PROFILE (Unaudited)        May 31, 2005

Industry Allocation*

                   Oil & Gas.........................   9.49%
                   Banks.............................   7.58%
                   Financial Services................   7.46%
                   Drugs.............................   6.51%
                   Aerospace/Defense.................   5.44%
                   Insurance.........................   5.21%
                   Conglomerates.....................   4.55%
                   Retail............................   4.45%
                   Household Products................   4.36%
                   Information Processing -- Software   4.20%
                   Telecommunications................   4.18%
                   Hospital Supplies.................   4.11%
                   Utilities -- Electric.............   3.72%
                   Multimedia........................   3.22%
                   Beverages.........................   2.93%
                   Leisure & Tourism.................   2.87%
                   Broadcasting......................   2.61%
                   Information Processing -- Hardware   2.57%
                   Semiconductors....................   2.51%
                   Information Processing -- Services   2.07%
                   Repurchase Agreements.............   1.68%
                   Metals............................   1.36%
                   Medical -- Biomedical/Gene........   1.26%
                   Medical Technology................   1.13%
                   Tobacco...........................   0.99%
                   Chemical..........................   0.97%
                   Schools...........................   0.96%
                   Machinery.........................   0.92%
                   Apparel & Products................   0.27%
                   Hospital Management...............   0.26%
                   Electronics/Electrical Equipment..   0.21%
                   Freight...........................   0.10%
                                                      ------
                                                      100.15%
                                                      ======

*  Calculated as a percentage of Net Assets.

 May 31, 2005         CORE EQUITY FUND - SCHEDULE OF INVESTMENTS           25


                                                                   Value
                                                         Shares   (Note 3)
   -------------------------------------------------------------------------
   COMMON STOCK -- 98.47%
   Aerospace/Defense -- 5.44%
     Boeing Co.......................................... 182,400 $11,655,360
     General Dynamics Corp..............................  13,000   1,403,740
     Honeywell International, Inc....................... 193,000   6,992,390
     Lockheed Martin Corp...............................  58,000   3,763,620
     United Technologies Corp...........................  52,500   5,601,750
                                                                 -----------
                                                                  29,416,860
                                                                 -----------
   Apparel & Products -- 0.27%
     Nike, Inc., Class B................................  18,000   1,479,600
                                                                 -----------
   Banks -- 7.58%
     Bank of America Corp............................... 458,700  21,246,984
     North Fork Bancorp., Inc...........................  96,000   2,616,960
     PNC Financial Services Group.......................  46,000   2,513,900
     State Street Bank & Trust Co.......................  52,500   2,520,000
     Wachovia Corp...................................... 113,000   5,734,750
     Wells Fargo & Co................................... 105,000   6,343,050
                                                                 -----------
                                                                  40,975,644
                                                                 -----------
   Beverages -- 2.93%
     Coca-Cola Co....................................... 123,300   5,502,879
     PepsiCo, Inc....................................... 183,350  10,322,605
                                                                 -----------
                                                                  15,825,484
                                                                 -----------
   Broadcasting -- 2.61%
     Comcast Corp., Class A+............................ 115,000   3,703,000
     Comcast Corp., Special Class A+.................... 216,200   6,840,568
     Liberty Media Corp.+............................... 345,000   3,584,550
                                                                 -----------
                                                                  14,128,118
                                                                 -----------
   Chemical -- 0.97%
     Air Products & Chemicals, Inc......................  46,300   2,788,649
     E.I. du Pont de Nemours and Co.....................  53,100   2,469,681
                                                                 -----------
                                                                   5,258,330
                                                                 -----------
   Conglomerates -- 4.55%
     General Electric Co................................ 402,000  14,664,960
     Tyco International, Ltd............................ 342,800   9,917,204
                                                                 -----------
                                                                  24,582,164
                                                                 -----------
   Drugs -- 6.51%
     Abbott Laboratories................................ 113,250   5,463,180
     Bristol-Myers Squibb Co............................ 140,000   3,550,400
     Eli Lilly & Co.....................................  37,900   2,209,570
     Merck & Co., Inc...................................  75,000   2,433,000
     Pfizer, Inc........................................ 327,550   9,138,645
     Schering-Plough Corp............................... 243,700   4,752,150
     Teva Pharmaceutical Industries, Ltd. Sponsored ADR. 126,000   4,204,620
     Wyeth..............................................  79,700   3,456,589
                                                                 -----------
                                                                  35,208,154
                                                                 -----------
   Electronics/Electrical Equipment -- 0.21%
     Fisher Scientific International, Inc.+.............  18,400   1,149,264
                                                                 -----------
   Financial Services -- 7.46%
     Capital One Financial Corp.........................  17,500   1,319,500
     Citigroup, Inc..................................... 308,133  14,516,146
     Franklin Resources, Inc............................  38,200   2,755,748
     Freddie Mac........................................ 118,000   7,674,720
     JPMorgan Chase & Co................................ 191,000   6,828,250
     Merrill Lynch & Co., Inc...........................  78,250   4,245,845
     Principal Financial Group, Inc.....................  74,300   2,963,827
                                                                 -----------
                                                                  40,304,036
                                                                 -----------
   Freight -- 0.10%
     United Parcel Service, Inc., Class B...............   7,000     515,550
                                                                 -----------
   Hospital Management -- 0.26%
     HCA, Inc...........................................  26,100   1,409,400
                                                                 -----------

                                                              Value
                                                    Shares   (Note 3)

         --------------------------------------------------------------
         Hospital Supplies -- 4.11%
           Cardinal Health, Inc....................  82,000 $ 4,750,260
           Johnson & Johnson.......................  99,600   6,683,160
           Medtronic, Inc.......................... 200,700  10,787,625
                                                            -----------
                                                             22,221,045
                                                            -----------
         Household Products -- 4.36%
           Avon Products, Inc...................... 188,000   7,471,120
           Kimberly-Clark Corp.....................  55,000   3,538,150
           Procter & Gamble Co..................... 227,600  12,552,140
                                                            -----------
                                                             23,561,410
                                                            -----------
         Information Processing - Hardware -- 2.57%
           Dell, Inc.+.............................  99,900   3,985,011
           Hewlett-Packard Co...................... 232,700   5,238,077
           International Business Machines Corp....  62,000   4,684,100
                                                            -----------
                                                             13,907,188
                                                            -----------
         Information Processing - Services -- 2.07%
           First Data Corp......................... 160,000   6,052,800
           Yahoo!, Inc.+........................... 138,700   5,159,640
                                                            -----------
                                                             11,212,440
                                                            -----------
         Information Processing - Software -- 4.20%
           Computer Associates International, Inc.. 193,000   5,263,110
           Microsoft Corp.......................... 676,400  17,451,120
                                                            -----------
                                                             22,714,230
                                                            -----------
         Insurance -- 5.21%
           ACE, Ltd................................ 116,000   5,013,520
           Allstate Corp........................... 225,000  13,095,000
           American International Group, Inc.(1)...  40,175   2,231,721
           St. Paul Travelers Cos., Inc............  70,021   2,652,396
           UnumProvident Corp......................  82,500   1,514,700
           WellPoint, Inc.+........................  27,600   3,670,800
                                                            -----------
                                                             28,178,137
                                                            -----------
         Leisure & Tourism -- 2.87%
           Carnival Corp........................... 206,000  10,897,400
           Electronic Arts, Inc.+..................  13,400     704,036
           Mattel, Inc............................. 215,000   3,908,700
                                                            -----------
                                                             15,510,136
                                                            -----------
         Machinery -- 0.92%
           Caterpillar, Inc........................  19,700   1,853,967
           Ingersoll-Rand Co., Class A.............  31,200   2,415,192
           Rockwell Automation, Inc................  13,600     698,632
                                                            -----------
                                                              4,967,791
                                                            -----------
         Medical - Biomedical/Gene -- 1.26%
           Amgen, Inc.+............................  67,800   4,242,924
           Genzyme Corp.+..........................  41,400   2,582,946
                                                            -----------
                                                              6,825,870
                                                            -----------
         Medical Technology -- 1.13%
           Baxter International, Inc............... 165,000   6,088,500
                                                            -----------
         Metals -- 1.36%
           Alcoa, Inc.............................. 177,150   4,800,765
           Rio Tinto, PLC..........................  21,300   2,535,126
                                                            -----------
                                                              7,335,891
                                                            -----------
         Multimedia -- 3.22%
           Time Warner, Inc.+...................... 443,000   7,708,200
           Viacom, Inc., Class B................... 283,100   9,707,499
                                                            -----------
                                                             17,415,699
                                                            -----------
         Oil & Gas -- 9.49%
           BP, PLC ADR.............................  96,000   5,779,200
           ConocoPhillips..........................  59,200   6,384,128

 26    CORE EQUITY FUND - SCHEDULE OF INVESTMENTS - CONTINUED     May 31, 2005


                                                              Value
                                                    Shares   (Note 3)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Oil & Gas (continued)
           Exxon Mobil Corp........................ 205,000 $11,521,000
           GlobalSantaFe Corp...................... 160,200   5,869,728
           Halliburton Co..........................  96,700   4,132,958
           Noble Energy, Inc.......................  39,400   2,930,178
           Occidental Petroleum Corp...............  44,900   3,282,639
           Royal Dutch Petroleum Co. (NY)..........  81,000   4,744,980
           Schlumberger, Ltd.......................  54,000   3,691,980
           Unocal Corp.............................  52,000   2,963,480
                                                            -----------
                                                             51,300,271
                                                            -----------
         Retail -- 4.45%
           Costco Wholesale Corp...................  87,000   3,951,540
           Gap, Inc................................ 110,000   2,310,000
           Kohl's Corp.+...........................  36,000   1,752,840
           Kroger Co.+............................. 325,000   5,450,250
           Lowe's Cos., Inc........................  65,000   3,718,650
           Neiman Marcus Group, Inc., Class A......  19,000   1,834,450
           Target Corp.............................  53,300   2,862,210
           Wal-Mart Stores, Inc....................  46,050   2,174,941
                                                            -----------
                                                             24,054,881
                                                            -----------
         Schools -- 0.96%
           Apollo Group, Inc., Class A+............  66,000   5,181,000
                                                            -----------
         Semiconductors -- 2.51%
           Analog Devices, Inc.....................  65,700   2,436,156
           Freescale Semiconductor, Inc., Class B+.  35,000     707,000
           Intel Corp.............................. 296,700   7,990,131
           Texas Instruments, Inc..................  89,100   2,462,724
                                                            -----------
                                                             13,596,011
                                                            -----------
         Telecommunications -- 4.18%
           Cisco Systems, Inc.+.................... 248,750   4,820,775
           Corning, Inc.+.......................... 168,100   2,635,808
           Motorola, Inc........................... 314,000   5,454,180
           Nextel Communications, Inc., Class A+... 136,800   4,128,624
           Nokia OYJ Sponsored ADR................. 146,800   2,475,048
           SBC Communications, Inc................. 131,000   3,062,780
                                                            -----------
                                                             22,577,215
                                                            -----------
         Tobacco -- 0.99%
           Altria Group, Inc.......................  79,400   5,330,916
                                                            -----------

                                                              Shares/
                                                             Principal      Value
                                                              Amount       (Note 3)

--------------------------------------------------------------------------------------
Utilities - Electric -- 3.72%
  FPL Group, Inc...........................................    114,000   $  4,634,100
  NiSource, Inc............................................    102,000      2,458,200
  PG&E Corp................................................    107,300      3,838,121
  Pinnacle West Capital Corp...............................     84,000      3,706,080
  Southern Co..............................................    161,300      5,476,135
                                                                         ------------
                                                                           20,112,636
                                                                         ------------
Total Long-Term Investment Securities
   (Cost $496,866,003).....................................               532,343,871
                                                                         ------------
REPURCHASE AGREEMENTS -- 1.68%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $1,031,080 and collateralized
   by Federal National Mtg. Assoc. Notes, bearing interest
   at 4.25%, due 05/15/09 and having an approximate
   value of $1,066,884..................................... $1,031,000      1,031,000
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $8,070,628 and collateralized
   by Federal National Mtg. Assoc. Bonds, bearing interest
   at 5.75%, due 02/15/08 and having an approximate
   value of $8,232,159.....................................  8,070,000      8,070,000
                                                                         ------------
Total Repurchase Agreements
   (Cost $9,101,000).......................................                 9,101,000
                                                                         ------------
TOTAL INVESTMENTS
   (Cost $505,967,003)(2)..................................     100.15%   541,444,871
Liabilities in excess of other assets......................      (0.15)%     (825,149)
                                                            ----------   ------------
NET ASSETS --                                                   100.00%  $540,619,722
                                                            ==========   ============

--------
ADR American Depository Receipt
+  Non-income producing security
(1)Security represents an investment in affiliated company (see Note 4).
(2)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 May 31, 2005 GOVERNMENT SECURITIES FUND - PORTFOLIO PROFILE (Unaudited)   27

Industry Allocation*

                       Government Agencies.......  60.85%
                       Government Obligations....  32.95%
                       Collective Investment Pool   5.38%
                       Banks.....................   4.45%
                       Repurchase Agreement......   1.01%
                       Financial Services........   0.37%
                                                  ------
                                                  105.01%
                                                  ======

Credit Quality+#

                         Government - Agency..  58.65%
                         Government - Treasury  33.47%
                         AAA..................   0.37%
                         AA...................   4.48%
                         A....................   3.03%
                                               ------
                                               100.00%
                                               ======

*  Calculated as a percentage of Net Assets.
+  Source: Standard and Poors
# Calculated as percentage of total debt issues, excluding short term securities.

 28     GOVERNMENT SECURITIES FUND - SCHEDULE OF INVESTMENTS      May 31, 2005


                                                  Principal    Value
                                                   Amount     (Note 3)
         --------------------------------------------------------------
         CORPORATE BONDS -- 3.36%
         Banks -- 2.99%
           American Express Centurion Bank:
            3.25% due 11/16/09(2)................ $2,000,000 $1,997,453
           SunTrust Bank:
            5.40% due 04/01/20...................  2,000,000  2,062,700
                                                             ----------
                                                              4,060,153
                                                             ----------
         Financial Services -- 0.37%
           General Electric Capital Corp.:
            4.38% due 11/21/11#..................    500,000    499,205
                                                             ----------
         Total Corporate Bonds
            (Cost $4,488,680)....................             4,559,358
                                                             ----------
         FOREIGN BONDS -- 1.46%
         Banks -- 1.46%
           HBOS Treasury Services, PLC:
            3.50% due 11/30/07*
            (Cost $1,998,558)....................  2,000,000  1,974,078
                                                             ----------
         UNITED STATES GOVERNMENT BONDS -- 93.80%
         Government Agencies -- 60.85%
           Federal Farm Credit Banks:
            2.38% due 10/02/06...................  2,388,000  2,346,324
            2.50% due 03/15/06...................  4,855,000  4,814,495
            2.63% due 12/15/05...................  9,000,000  8,959,428
           Federal Home Loan Bank:
            2.25% due 12/15/05...................    500,000    496,754
            2.75% due 12/15/06#..................  4,800,000  4,734,936
            2.88% due 05/23/06...................  2,630,000  2,610,354
            2.95% due 09/14/06...................  4,040,000  4,002,258
            3.00% due 05/15/06...................  1,540,000  1,530,686
            3.80% due 08/24/07...................  3,200,000  3,195,674
            3.90% due 02/25/08...................  1,415,000  1,415,280
            4.00% due 03/10/08...................  4,905,000  4,911,681
           Federal Home Loan Mtg. Corp.:
            3.75% due 03/03/08...................  3,120,000  3,116,194
            4.50% due 09/01/19...................  1,884,217  1,877,212
            5.00% due 10/01/34...................    982,017    981,611
            6.00% due 11/01/33...................  1,427,414  1,467,154
            6.50% due 02/01/32...................    633,369    658,666
            7.50% due 09/01/16...................    119,302    126,510
            8.00% due 02/01/30...................     11,151     12,040
            8.00% due 08/01/30...................      4,072      4,397
            8.00% due 06/01/31...................     18,250     19,704
            8.25% due 04/01/17...................        152        164
           Federal National Mtg. Assoc.:
            2.77% due 08/25/06...................  4,856,000  4,800,986
            3.25% due 06/28/06...................  3,196,000  3,178,972
            3.38% due 05/15/07...................  4,900,000  4,857,145
            3.41% due 08/30/07...................  4,770,000  4,713,704
            4.70% due 04/01/35(2)................    988,960    994,541
            5.00% due 02/01/19...................  1,351,358  1,368,018
            5.25% due 08/01/12...................  3,810,000  3,989,066
            5.50% due 12/01/33...................    681,222    691,502
            5.50% due 10/01/34...................  1,221,881  1,239,448
            6.50% due 02/01/17...................    224,155    233,979
            6.50% due 08/01/31...................    446,075    464,383
            6.50% due 07/01/32...................  1,299,022  1,351,497
            6.63% due 11/15/30...................  4,525,000  5,770,361
            7.00% due 09/01/31...................     82,944     87,612
            7.00% due 09/01/31...................     86,005     90,845
            7.00% due 09/01/31...................    102,442    108,208
            7.50% due 03/01/32...................    107,996    115,538
            11.50% due 09/01/19..................      1,188      1,321
            12.00% due 01/15/16..................        444        508
            12.50% due 09/01/15..................        586        658
            13.00% due 11/15/15..................      2,169      2,441
            14.50% due 11/01/14..................        465        535

                                                             Principal      Value
                                                              Amount       (Note 3)

--------------------------------------------------------------------------------------
Government Agencies (continued)
  Government National Mtg. Assoc.:
   6.00% due 01/15/32...................................... $  271,516   $    280,769
   6.50% due 08/15/31......................................    745,816        782,003
   7.50% due 02/15/29......................................     35,466         38,056
   7.50% due 07/15/30......................................      1,817          1,950
   7.50% due 01/15/31......................................     23,099         24,776
   7.50% due 02/15/31......................................     17,458         18,725
                                                                         ------------
                                                                           82,489,069
                                                                         ------------
Government Obligations -- 32.95%
  United States Treasury Bonds:
   2.38% due 01/15/25 TIPS(3)..............................  4,059,911      4,456,069
   5.38% due 02/15/31#.....................................  9,161,000     10,609,583
   7.25% due 05/15/16......................................  2,800,000      3,565,296
   7.25% due 08/15/22......................................  4,065,000      5,478,222
   9.38% due 02/15/06......................................    300,000        313,442
  United States Treasury Bonds Strip:
   Zero coupon due 08/15/24................................  2,040,000        858,138
  United States Treasury Notes:
   0.88% due 04/15/10 TIPS(3)..............................  2,025,899      1,986,647
   2.00% due 08/31/05......................................  2,000,000      1,995,234
   2.00% due 01/15/14 TIPS(3)..............................  1,500,838      1,553,074
   3.38% due 02/28/07#.....................................  1,500,000      1,495,020
   3.63% due 04/30/07#.....................................  2,000,000      2,000,938
   4.00% due 04/15/10#.....................................  4,000,000      4,041,248
   4.00% due 02/15/15#.....................................  3,500,000      3,491,796
   4.88% due 02/15/12......................................  2,650,000      2,813,969
                                                                         ------------
                                                                           44,658,676
                                                                         ------------
Total United States Government Bonds
   (Cost $125,488,726).....................................               127,147,745
                                                                         ------------
Total Long-Term Investment Securities
   (Cost $131,975,964).....................................               133,681,181
                                                                         ------------
SHORT-TERM INVESTMENT SECURITIES -- 5.38%
Collective Investment Pool -- 5.38%
  Securities Lending Quality Trust(1)
   (Cost $7,289,045).......................................  7,289,045      7,289,045
                                                                         ------------
REPURCHASE AGREEMENT -- 1.01%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $1,368,106 and collateralized
   by Federal Home Loan Bank Notes, bearing interest at
   3.85%, due 02/15/08 and having an approximate value
   of $1,412,059 (Cost $1,368,000).........................  1,368,000      1,368,000
                                                                         ------------
TOTAL INVESTMENTS
   (Cost $140,633,009)(4)..................................     105.01%   142,338,226
Liabilities in excess of other assets......................      (5.01)%   (6,789,710)
                                                            ----------   ------------
NET ASSETS --                                                   100.00%  $135,548,516
                                                            ==========   ============

--------
TIPS Treasury Inflation Protected Security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of the securities. At May 31, 2005, the aggregate value of these securities was $1,974,078 representing 1.46% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#  The security or a portion thereof is out on loan (see Note 3).
(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)Floating rate security where the rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of May 31, 2005.
(3)Principal amount is adjusted for inflation.
(4)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 May 31, 2005    GROWTH & INCOME FUND - PORTFOLIO PROFILE (Unaudited)      29

Industry Allocation*

                   Financial Services................   9.90%
                   Oil & Gas.........................   8.37%
                   Conglomerates.....................   7.60%
                   Aerospace/Defense.................   7.53%
                   Hospital Supplies.................   6.37%
                   Banks.............................   6.31%
                   Insurance.........................   6.07%
                   Multimedia........................   4.93%
                   Information Processing -- Software   4.78%
                   Semiconductors....................   4.24%
                   Beverages.........................   4.21%
                   Retail............................   4.19%
                   Leisure & Tourism.................   4.07%
                   Information Processing -- Hardware   3.35%
                   Telecommunications................   2.90%
                   Collective Investment Pool........   2.36%
                   Household Products................   2.27%
                   Drugs.............................   2.02%
                   Chemical..........................   1.92%
                   Tobacco...........................   1.77%
                   Medical -- Biomedical/Gene........   1.76%
                   Broadcasting......................   1.62%
                   Foods.............................   1.52%
                   Repurchase Agreement..............   1.50%
                                                      ------
                                                      101.56%
                                                      ======

*  Calculated as a percentage of Net Assets.

 30        GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS         May 31, 2005


                                                             Value
                                                   Shares   (Note 3)
          ------------------------------------------------------------
          COMMON STOCK -- 97.70%
          Aerospace/Defense -- 7.53%
            Alliant Techsystems, Inc.+............  48,000 $ 3,441,600
            General Dynamics Corp.................  30,000   3,239,400
            L-3 Communications Holdings, Inc......  38,000   2,689,640
            United Technologies Corp..............  32,000   3,414,400
                                                           -----------
                                                            12,785,040
                                                           -----------
          Banks -- 6.31%
            Bank of America Corp.................. 112,600   5,215,632
            U.S. Bancorp.......................... 103,500   3,035,655
            Wells Fargo & Co......................  40,600   2,452,646
                                                           -----------
                                                            10,703,933
                                                           -----------
          Beverages -- 4.21%
            Coca-Cola Co..........................  69,000   3,079,470
            Diageo, PLC Sponsored ADR#............  70,000   4,068,400
                                                           -----------
                                                             7,147,870
                                                           -----------
          Broadcasting -- 1.62%
            Comcast Corp., Class A+...............  85,500   2,753,100
                                                           -----------
          Chemical -- 1.92%
            E.I. du Pont de Nemours and Co........  70,000   3,255,700
                                                           -----------
          Conglomerates -- 7.60%
            General Electric Co................... 167,000   6,092,160
            ITT Industries, Inc...................  35,000   3,325,000
            Tyco International, Ltd............... 120,300   3,480,279
                                                           -----------
                                                            12,897,439
                                                           -----------
          Drugs -- 2.02%
            Pfizer, Inc........................... 122,900   3,428,910
                                                           -----------
          Financial Services -- 9.90%
            American Express Co...................  52,700   2,837,895
            Capital One Financial Corp............  47,600   3,589,040
            Citigroup, Inc........................ 130,300   6,138,433
            Goldman Sachs Group, Inc..............  17,000   1,657,500
            JPMorgan Chase & Co...................  72,000   2,574,000
                                                           -----------
                                                            16,796,868
                                                           -----------
          Foods -- 1.52%
            General Mills, Inc....................  52,000   2,574,000
                                                           -----------
          Hospital Supplies -- 6.37%
            Becton, Dickinson and Co..............  55,000   3,159,750
            Johnson & Johnson.....................  50,000   3,355,000
            Medtronic, Inc........................  80,000   4,300,000
                                                           -----------
                                                            10,814,750
                                                           -----------
          Household Products -- 2.27%
            Procter & Gamble Co...................  69,800   3,849,470
                                                           -----------
          Information Processing - Hardware -- 3.35%
            Dell, Inc.+...........................  44,900   1,791,061
            International Business Machines Corp..  51,500   3,890,825
            Seagate Technology, Inc.(1)(5)........  10,000           0
                                                           -----------
                                                             5,681,886
                                                           -----------
          Information Processing - Software -- 4.78%
            Microsoft Corp........................ 222,400   5,737,920
            Oracle Corp.+......................... 185,000   2,371,700
                                                           -----------
                                                             8,109,620
                                                           -----------
          Insurance -- 6.07%
            Allstate Corp.........................  53,000   3,084,600
            Chubb Corp............................  34,000   2,863,820
            St. Paul Travelers Cos., Inc..........  45,000   1,704,600
            WellPoint, Inc.+......................  20,000   2,660,000
                                                           -----------
                                                            10,313,020
                                                           -----------

                                                               Shares/
                                                              Principal      Value
                                                               Amount       (Note 3)

---------------------------------------------------------------------------------------
Leisure & Tourism -- 4.07%
  Royal Caribbean Cruises, Ltd.#............................     89,000   $  4,103,790
  Wendy's International, Inc................................     62,000      2,798,060
                                                                          ------------
                                                                             6,901,850
                                                                          ------------
Medical - Biomedical/Gene -- 1.76%
  Amgen, Inc.+..............................................     47,800      2,991,324
                                                                          ------------
Multimedia -- 4.93%
  News Corp., Class A.......................................    270,400      4,361,552
  Time Warner, Inc.+........................................    230,100      4,003,740
                                                                          ------------
                                                                             8,365,292
                                                                          ------------
Oil & Gas -- 8.37%
  ChevronTexaco Corp........................................     80,000      4,302,400
  Exxon Mobil Corp..........................................    120,300      6,760,860
  Marathon Oil Corp.........................................     65,000      3,151,850
                                                                          ------------
                                                                            14,215,110
                                                                          ------------
Retail -- 4.19%
  Home Depot, Inc...........................................     93,000      3,659,550
  Wal-Mart Stores, Inc......................................     73,000      3,447,790
                                                                          ------------
                                                                             7,107,340
                                                                          ------------
Semiconductors -- 4.24%
  Applied Materials, Inc....................................    200,000      3,282,000
  Intel Corp................................................    145,200      3,910,236
                                                                          ------------
                                                                             7,192,236
                                                                          ------------
Telecommunications -- 2.90%
  Cisco Systems, Inc.+......................................     82,700      1,602,726
  Verizon Communications, Inc...............................     94,000      3,325,720
                                                                          ------------
                                                                             4,928,446
                                                                          ------------
Tobacco -- 1.77%
  Altria Group, Inc.........................................     44,700      3,001,158
                                                                          ------------
Total Long-Term Investment Securities
   (Cost $151,160,176)......................................               165,814,362
                                                                          ------------
SHORT-TERM INVESTMENT SECURITIES -- 2.36%
Collective Investment Pool -- 2.36%
  Securities Lending Quality Trust(2)
   (Cost $4,008,060)........................................ $4,008,060      4,008,060
                                                                          ------------
REPURCHASE AGREEMENT -- 1.50%
  State Street Bank & Trust Co., Joint Repurchase Agreement
   (Cost $2,551,000)(4).....................................  2,551,000      2,551,000
                                                                          ------------
TOTAL INVESTMENTS
   (Cost $157,719,236)(3)...................................     101.56%   172,373,422
Other assets less liabilities...............................      (1.56)%   (2,649,206)
                                                             ----------   ------------
NET ASSETS --                                                    100.00%  $169,724,216
                                                             ==========   ============

--------
ADR American Depository Receipt
#  The security or a portion thereof is out on loan (see Note 3).
+  Non-income producing security
(1)Fair valued security (see Note 3)
(2)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(3)See Note 6 for cost of investments on a tax basis.
(4)See Note 3 for details of Joint Repurchase Agreement.
(5)Illiquid security

See Notes to Financial Statements

 May 31, 2005    HEALTH SCIENCES FUND - PORTFOLIO PROFILE (Unaudited)      31

Industry Allocation*

                      Drugs.......................  23.99%
                      Collective Investment Pool..  17.71%
                      Medical -- Biomedical/Gene..  17.30%
                      Therapeutics................  16.86%
                      Insurance...................  15.21%
                      Healthcare..................   9.28%
                      Medical Technology..........   6.88%
                      Hospital Supplies...........   5.07%
                      Chemical....................   2.77%
                      Optical Instruments & Lenses   1.05%
                      Retirement/Aged Care........   0.96%
                      Hospital Management.........   0.85%
                      Registered Investment Cos...   0.61%
                      Financial Services..........   0.56%
                      Retail......................   0.35%
                                                   ------
                                                   119.45%
                                                   ======

*  Calculated as a percentage of Net Assets.

 32        HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS         May 31, 2005


                                                                   Value
                                                         Shares   (Note 3)
   -------------------------------------------------------------------------
   COMMON STOCK -- 100.57%
   Chemical -- 2.77%
     Invitrogen Corp.+(2)...............................  27,800 $ 2,205,374
     Solvay SA(6).......................................   4,900     531,295
     Symyx Technologies, Inc.+#.........................  56,200   1,431,976
                                                                 -----------
                                                                   4,168,645
                                                                 -----------
   Drugs -- 23.99%
     Able Laboratories, Inc.+#..........................  23,300      99,491
     Alkermes, Inc.+#................................... 144,100   1,671,560
     American Pharmaceutical Partners, Inc.+#...........   3,100     136,152
     Array Biopharma, Inc.+.............................  12,000      74,880
     Astellas Pharma, Inc.(6)...........................  38,000   1,354,693
     Caremark Rx, Inc.+(2)..............................   7,000     312,620
     Cephalon, Inc.+(2).................................  92,200   3,911,124
     Cubist Pharmaceuticals, Inc.+#..................... 122,000   1,221,220
     Dynavax Technologies Corp.+#.......................   6,200      24,242
     Elan Corp., PLC Sponsored ADR+#(2)................. 147,300   1,163,670
     Eli Lilly & Co.....................................  31,700   1,848,110
     Forest Laboratories, Inc.+.........................   7,200     277,776
     GlaxoSmithKline, PLC(6)............................   7,400     182,709
     Idenix Pharmaceuticals, Inc.+#.....................  37,000     755,540
     Indevus Pharmaceuticals, Inc.+#....................  33,400     114,562
     IVAX Corp.+(2).....................................  65,025   1,277,741
     Medicis Pharmaceutical Corp., Class A..............   9,900     278,982
     NeighborCare, Inc.+................................  27,200     816,272
     Novartis AG - ADR..................................   9,100     444,353
     Novo-Nordisk A/S(6)................................   2,500     128,701
     OSI Pharmaceuticals, Inc.+(2)......................  41,700   1,549,989
     Penwest Pharmaceuticals Co.+.......................  11,000     132,880
     Pfizer, Inc.(2)....................................  67,160   1,873,764
     Pharmion Corp.+#...................................  12,400     252,092
     Rigel Pharmaceuticals, Inc.+#......................  24,800     443,672
     Roche Holding AG(6)................................  16,000   2,015,366
     Salix Pharmaceuticals, Ltd.+#......................   7,099     124,304
     Sanofi-Aventis#(6).................................  12,400   1,117,424
     Schering-Plough Corp...............................  44,600     869,700
     Schwarz Pharma AG#(6)..............................  12,400     544,020
     Sepracor, Inc.+(2).................................  72,600   4,411,176
     Shire Pharmaceuticals Group, PLC ADR(2)............  21,800     697,818
     Taro Pharmaceutical Industries, Ltd., Class A+#....   8,900     291,119
     Teva Pharmaceutical Industries, Ltd. Sponsored ADR.  36,000   1,201,320
     UCB SA#(6).........................................   4,100     187,202
     Valeant Pharmaceuticals International#(2)..........  21,600     445,608
     ViroPharma, Inc.+#.................................  37,200     161,820
     Wyeth(2)...........................................  85,282   3,698,680
                                                                 -----------
                                                                  36,112,352
                                                                 -----------
   Healthcare -- 9.28%
     Advanced Medical Optics, Inc.+#....................   3,200     123,552
     Bausch & Lomb, Inc.(2).............................  10,300     804,327
     Community Health Systems, Inc.+(2).................  71,400   2,596,818
     Dade Behring Holdings, Inc.........................  21,400   1,430,590
     DaVita, Inc.+(2)...................................  40,200   1,851,612
     Edwards Lifesciences Corp.+(2).....................  25,700   1,174,747
     HEALTHSOUTH Corp.+#................................  74,200     394,002
     Kinetic Concepts, Inc.+(2).........................  34,530   2,218,553
     LabOne, Inc.+......................................  16,400     632,056
     Manor Care, Inc....................................   1,300      50,518
     Omnicare, Inc.(2)..................................   6,000     229,920
     Patterson Cos., Inc.+#.............................  15,900     721,701
     ResMed, Inc.+#(2)..................................  15,400     962,038
     Respironics, Inc.+(2)..............................   1,900     126,996
     Symbion, Inc.+#....................................  27,500     649,000
                                                                 -----------
                                                                  13,966,430
                                                                 -----------
   Hospital Management -- 0.85%
     HCA, Inc.(2).......................................   9,300     502,200
     Triad Hospitals, Inc.+(2)..........................  15,500     786,160
                                                                 -----------
                                                                   1,288,360
                                                                 -----------

                                                            Value
                                                  Shares   (Note 3)

           ----------------------------------------------------------
           Hospital Supplies -- 5.07%
             AmerisourceBergen Corp..............   8,700 $   561,759
             Cardinal Health, Inc................  27,000   1,564,110
             CONMED Corp.+.......................   6,100     191,174
             CR Bard, Inc........................   4,000     273,000
             Johnson & Johnson...................  24,600   1,650,660
             Medtronic, Inc.(2)..................  19,000   1,021,250
             NuVasive, Inc.+#....................   6,300      98,910
             St. Jude Medical, Inc.+(2)..........  24,800     994,976
             Stryker Corp.(2)....................  26,400   1,284,360
                                                          -----------
                                                            7,640,199
                                                          -----------
           Insurance -- 15.21%
             Coventry Health Care, Inc.+(2)......  17,300   1,204,426
             UnitedHealth Group, Inc.(3)......... 198,400   9,638,272
             WellChoice, Inc.+(2)................  21,700   1,239,070
             WellPoint, Inc.+(2).................  81,300  10,812,900
                                                          -----------
                                                           22,894,668
                                                          -----------
           Medical - Biomedical/Gene -- 17.30%
             Alexion Pharmaceuticals, Inc.+#.....  39,900     907,725
             Amgen, Inc.+(2).....................  89,300   5,588,394
             Biocryst Pharmaceuticals, Inc.+#....  67,400     314,084
             Biogen Idec, Inc.+(2)...............  40,600   1,587,460
             BioSphere, Inc.+#...................  67,900     319,809
             Celgene Corp.+#(2)..................  52,200   2,210,148
             Cytokinetics, Inc.+#................   6,800      36,720
             Decode Genetics, Inc.+#.............  63,600     489,720
             Encysive Pharmaceuticals, Inc.+#(2).  93,800     956,760
             Exelixis, Inc.+.....................  92,700     650,754
             Genentech, Inc.+(2).................  93,500   7,409,875
             Genzyme Corp.+......................   1,900     118,541
             Human Genome Sciences, Inc.+........  65,000     733,200
             ICOS Corp.+#(2).....................  12,700     274,320
             Keryx Biopharmaceuticals, Inc.+#....  33,900     414,936
             Kosan Biosciences, Inc.+#...........  26,100     123,453
             MedImmune, Inc.+....................  37,500     990,000
             Momenta Pharmaceuticals, Inc.+#.....   2,000      22,880
             Myogen, Inc.+#......................  31,800     210,516
             Protein Design Labs, Inc.+#.........  77,400   1,478,340
             Vertex Pharmaceuticals, Inc.+#......  84,594   1,177,548
             Virologic, Inc.+....................  11,500      31,395
                                                          -----------
                                                           26,046,578
                                                          -----------
           Medical Technology -- 6.88%
             Andrx Corp.+........................  44,800     895,104
             Arena Pharmaceuticals, Inc.+#.......  10,000      68,500
             Aspect Medical Systems, Inc.+#......  13,400     430,944
             Baxter International, Inc.(2).......   6,100     225,090
             Biomet, Inc.(2).....................  13,000     489,970
             Boston Scientific Corp.+(2).........  11,500     311,535
             Chiron Corp.+(2)....................   3,600     135,144
             CryoLife, Inc.+#....................  58,700     425,575
             Endologix, Inc.+#...................  45,400     197,490
             Fischer Imaging Corp.+#.............  42,400     117,872
             Gen-Probe, Inc.+(2).................  31,600   1,227,976
             Immucor Corp.+(2)...................  30,800   1,031,800
             Incyte Genomics, Inc.+#.............  55,000     419,650
             Integra LifeSciences Corp.+.........   9,700     324,174
             Kyphon, Inc.+#......................   9,200     263,948
             Martek Biosciences Corp.+#(2).......  27,900   1,043,181
             Nektar Therapeutics+#...............  32,500     594,100
             Noven Pharmaceuticals, Inc.+........  21,900     394,200
             OraSure Technologies, Inc.+#........  38,200     317,442
             Regeneration Technologies, Inc.+#...  49,600     333,808
             Serologicals Corp.+#................  18,700     401,863
             Zimmer Holdings, Inc.+(2)...........   9,200     704,536
                                                          -----------
                                                           10,353,902
                                                          -----------

 May 31, 2005 HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS - CONTINUED   33


                                                                     Value
                                                          Shares    (Note 3)
 -----------------------------------------------------------------------------
 COMMON STOCK (continued)
 Optical Instruments & Lenses -- 1.05%
   Alcon, Inc.(2)........................................  15,400 $  1,574,958
                                                                  ------------
 Retail -- 0.35%
   Select Comfort Corp.+#................................  21,700      527,310
                                                                  ------------
 Retirement/Aged Care -- 0.96%
   Sunrise Senior Living, Inc.+#.........................  27,600    1,439,340
                                                                  ------------
 Therapeutics -- 16.86%
   Abgenix, Inc.+#.......................................  95,000      684,000
   Amylin Pharmaceuticals, Inc.+#(2).....................  34,000      543,320
   AtheroGenics, Inc.+#..................................  37,100      528,675
   CV Therapeutics, Inc.+#(2)............................  43,500      879,570
   Discovery Laboratories, Inc.+#........................  18,600      131,130
   Eyetech Pharmaceuticals, Inc.+#(2)....................  55,400      710,782
   Favrille, Inc.+#......................................  12,400       49,600
   Gilead Sciences, Inc.+(2)............................. 213,800    8,723,040
   ImClone Systems, Inc.+#(2)............................  98,700    3,270,918
   Inspire Phamaceuticals, Inc.+#........................  27,500      178,750
   Medicines Co.+(2).....................................  92,300    2,025,062
   MGI Pharma, Inc.+(2)..................................  74,000    1,716,800
   NeoRx Corp.+#.........................................  18,100       10,317
   Neurocrine Biosciences, Inc.+#(2).....................  58,500    2,203,695
   NPS Pharmaceuticals, Inc.+#...........................  67,400      779,818
   Onyx Pharmaceuticals, Inc.+#(2).......................  21,800      544,782
   Theravance, Inc.+#....................................  33,800      594,542
   Trimeris, Inc.+.......................................  89,200      905,380
   United Therapeutics Corp.+(2).........................   5,600      279,776
   Vicuron Phamaceuticals, Inc.+#........................  18,500      304,880
   Vion Pharmaceuticals, Inc.+#.......................... 130,500      317,115
                                                                  ------------
                                                                    25,381,952
                                                                  ------------
 Total Common Stock
    (Cost $141,190,473)..................................          151,394,694
                                                                  ------------
 PREFERRED STOCK -- 0.56%
 Financial Services -- 0.55%
   Morgan Stanley 6%*(5).................................  30,000      834,600
                                                                  ------------
 Therapeutics -- 0.01%
   NeoRx Corp.(1)(5).....................................       5        6,236
                                                                  ------------
 Total Preferred Stock
    (Cost $1,337,300)....................................              840,836
                                                                  ------------
 WARRANTS -- 0.00%
 Medical - Biomedical/Gene -- 0.00%
   Myogen, Inc. Expires 9/29/09 (Strike price $7.80)+(5).   2,460            0
                                                                  ------------

                                                   Shares/
                                                  Principal      Value
                                                   Amount       (Note 3)

     ----------------------------------------------------------------------
     Therapeutics -- 0.00%
       NeoRx Corp. Expires 12/3/08
        (Strike price $6.00)+(1)(5)............       2,000   $          0
                                                              ------------
     Total Warrants
        (Cost $307)............................                          0
                                                              ------------
     Total Long-Term Investment Securities
        (Cost $142,528,080)....................                152,235,530
                                                              ------------
     SHORT-TERM INVESTMENT SECURITIES -- 18.32%
     Collective Investment Pool -- 17.71%
       Securities Lending Quality Trust(4)..... $26,665,353     26,665,353
                                                              ------------
     Registered Investment Companies -- 0.61%
       T. Rowe Price Reserve Investment Fund...     922,254        922,254
                                                              ------------
     Total Short-Term Investment Securities
        (Cost $27,587,607).....................                 27,587,607
                                                              ------------
     TOTAL INVESTMENTS
        (Cost $170,115,687)(7).................      119.45%   179,823,137
     Liabilities in excess other assets........      (19.45)%  (29,282,287)
                                                -----------   ------------
     NET ASSETS --                                   100.00%  $150,540,850
                                                ===========   ============

--------
ADR American Depository Receipt
+  Non-income producing
#  The security or a portion thereof is out on loan (see Note 3).
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of the securities. At May 31, 2005, the aggregate value of these securities was $834,600 representing 0.55% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Fair valued security (see Note 3)
(2)A portion of this security is subject to options written.
(3)The security or a portion thereof represents collateral for uncovered written options.
(4)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(5)Illiquid security
(6)Security was valued using fair value procedures at May 31, 2005. See Note 2 regarding fair value pricing procedures for foreign equity securities.
(7)See Note 6 for cost of investments on a tax basis.

 34  HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005

 Open call option contracts written at May 31, 2005 for the Health Sciences Fund were as follows:

                                                                                            Unrealized
                                      Contract Strike  Number of Premiums Market Value at  Appreciation
Issue                                  Month   Price   Contracts Received  May 31, 2005   (Depreciation)
------------------------------------- -------- ------- --------- -------- --------------- --------------
Alcon, Inc...........................  Jun-05  $100.00      42   $  7,434   $   16,380      $  (8,946)
Amgen, Inc...........................  Jan-06    65.00      88     23,055       33,440        (10,385)
Amylin Pharmaceuticals, Inc..........  Jan-06    22.50      25      7,786        2,250          5,536
Amylin Pharmaceuticals, Inc..........  Jan-06    25.00     126     33,332        6,930         26,402
Biogen Idec, Inc.....................  Jul-05    40.00     113     10,668       20,905        (10,237)
Biogen Idec, Inc.....................  Jul-05    45.00      29      6,550        1,595          4,955
Biogen Idec, Inc.....................  Oct-05    45.00      87     14,964       14,790            174
Biomet, Inc..........................  Jul-05    40.00      85      7,097        5,950          1,147
Boston Scientific Corp...............  Jan-06    35.00      64      5,344        4,160          1,184
Celgene Corp.........................  Jul-05    40.00      61     11,407       25,620        (14,213)
Cephalon, Inc........................  Jun-05    40.00      98     51,162       26,950         24,212
Cephalon, Inc........................  Jun-05    45.00      99     18,257        1,980         16,277
Cephalon, Inc........................  Nov-05    40.00     123     66,380       62,730          3,650
Cephalon, Inc........................  Aug-05    45.00     215     44,639       24,725         19,914
Chiron Corp..........................  Oct-05    45.00      33      4,807        1,980          2,827
CV Therapeutics, Inc.................  Oct-05    22.50      55     13,240        9,625          3,615
Eyetech Pharmaceuticals, Inc.........  Sep-05    17.50     124     16,987        9,300          7,687
Gilead Sciences, Inc.................  Aug-05    40.00     184     22,498       57,040        (34,542)
Genentech, Inc.......................  Jun-05    60.00      62     11,639      120,900       (109,261)
Genentech, Inc.......................  Jun-05    65.00      43      6,200       62,780        (56,580)
Genentech, Inc.......................  Sep-05    70.00     206     48,538      253,380       (204,842)
ImClone Systems, Inc.................  Aug-05    50.00     247     52,452        7,410         45,042
ImClone Systems, Inc.................  Nov-05    40.00      90     36,629       20,700         15,929
ImClone Systems, Inc.................  Jan-06    45.00      96     20,351       21,120           (769)
ImClone Systems, Inc.................  Jan-06    50.00     124     40,627       17,980         22,647
Immucor Corp.........................  Sep-05    35.00      43     10,442       11,825         (1,383)
IVAX Corp............................  Jun-05    17.50     124     19,686       27,900         (8,214)
Kinetics Concepts, Inc...............  Jun-05    65.00      64     10,115        9,600            515
Kinetics Concepts, Inc...............  Sep-05    70.00      26      4,493        5,720         (1,227)
Martek Biosciences Corp..............  Sep-05    45.00      39      6,384        7,605         (1,221)
Martek Biosciences Corp..............  Sep-05    50.00      20      3,440        2,200          1,240
Medicines Co.........................  Jul-05    25.00      92     12,556        3,220          9,336
Onyx Pharmaceuticals, Inc............  Jan-06    45.00      44     11,536        1,760          9,776
OSI Pharmaceuticals, Inc.............  Jul-05    45.00      31      8,150        1,705          6,445
OSI Pharmaceuticals, Inc.............  Jul-05    50.00      31     11,139          775         10,364
OSI Pharmaceuticals, Inc.............  Oct-05    50.00      62     20,072        7,130         12,942
OSI Pharmaceuticals, Inc.............  Jan-06    55.00      43     26,707        6,020         20,687
Pfizer, Inc..........................  Jan-06    30.00     122     26,480       15,250         11,230
Sepracor, Inc........................  Jul-05    65.00      50     10,857        8,500          2,357
Sepracor, Inc........................  Oct-05    70.00      92     19,963       18,860          1,103
Sepracor, Inc........................  Jan-06    70.00      92     47,661       34,960         12,701
Shire Pharmaceuticals Group, PLC.....  Oct-05    37.50      63      9,653        4,095          5,558
St Jude Medical, Inc.................  Jul-05    40.00      41      3,423        6,150         (2,727)
United Therapeutics Corp.............  Aug-05    55.00      28      4,956        4,480            476
Valeant Pharmaceuticals International  Sep-05    25.00      64      9,467        1,920          7,547
WellPoint, Inc.......................  Jun-05    90.00       6      1,842       26,100        (24,258)
Wyeth................................  Jul-05    40.00      92     13,188       35,880        (22,692)
Wyeth................................  Jan-06    45.00     184     20,017       48,760        (28,743)
Wyeth................................  Jan-06    50.00     124     20,707       12,400          8,307
                                      -----------------------------------------------------------------
                                                         4,096   $914,977   $1,133,435      $(218,458)
                                      -----------------------------------------------------------------

 Open put option contracts written at May 31, 2005 for the Health Sciences Fund were as follows:

                                                                                  Unrealized
                             Contract Strike Number of Premiums Market Value at  Appreciation
Issue                         Month   Price  Contracts Received  May 31, 2005   (Depreciation)
---------------------------- -------- ------ --------- -------- --------------- --------------
Abbott Labs.................  Jan-06  $55.00    49     $40,442      $35,770        $ 4,672
Allergan, Inc...............  Jan-06   80.00    16      13,342       10,080          3,262
Amgen, Inc..................  Jul-05   60.00    62      19,853        4,650         15,203
Amylin Pharmaceuticals, Inc.  Jan-06   15.00    12       2,364        2,364             --
Bausch & Lomb, Inc..........  Jan-06   65.00    30      18,337        3,750         14,587
Bausch & Lomb, Inc..........  Jan-06   70.00    25      20,297        5,500         14,797
Bausch & Lomb, Inc..........  Jan-06   75.00    31      21,851       11,160         10,691
Bausch & Lomb, Inc..........  Jan-06   80.00    31      30,841       18,290         12,551
Baxter International, Inc...  Jan-06   35.00    62      41,486        9,300         32,186
Baxter International, Inc...  Jan-06   40.00    31      16,956       12,400          4,556
Biomet, Inc.................  Jul-05   45.00    23      14,041       17,250         (3,209)
Caremark Rx, Inc............  Jan-06   45.00    45      27,802       16,650         11,152

 May 31, 2005 HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS - CONTINUED   35

                                                                                        Unrealized
                                 Contract Strike Number of  Premiums  Market Value at  Appreciation
Issue                             Month   Price  Contracts  Received   May 31, 2005   (Depreciation)
-------------------------------- -------- ------ --------- ---------- --------------- --------------
Celgene Corp....................  Jul-05  $40.00      31   $    8,290   $    5,735       $  2,555
Celgene Corp....................  Jan-06   35.00      56       30,121       13,160         16,961
Celgene Corp....................  Jan-06   45.00      30       29,579       19,800          9,779
Community Health System, Inc....  Sep-05   35.00      43       17,357        5,375         11,982
Coventry Healthcare, Inc........  Jan-06   50.00      30       17,310        3,000         14,310
Coventry Healthcare, Inc........  Jan-06   60.00      14        8,872        4,060          4,812
Coventry Healthcare, Inc........  Jan-06   65.00      31       22,877       13,950          8,927
DaVita, Inc.....................  Jul-05   50.00       6        3,942        2,520          1,422
DaVita, Inc.....................  Jan-06   50.00      35       28,194       18,900          9,294
Edwards Lifesciences Corp.......  Aug-05   50.00      26       17,065       11,960          5,105
Elan Corp., PLC Sponsored ADR...  Jul-05   30.00      37       18,078       82,140        (64,062)
Elan Corp., PLC Sponsored ADR...  Jan-06   25.00      86       79,015      147,920        (68,905)
Elan Corp., PLC Sponsored ADR...  Jan-06   30.00      63       57,495      139,860        (82,365)
Elan Corp., PLC Sponsored ADR...  Jan-06   35.00      29       26,177       78,880        (52,703)
Encysive Pharmaceuticals, Inc,..  Oct-05   15.00      29       12,963       14,500         (1,537)
Genentech, Inc..................  Jun-05   70.00      62       29,573        1,240         28,333
Genentech, Inc..................  Jun-05   75.00      62       27,096        3,720         23,376
Genentech, Inc..................  Sep-05   70.00      62       65,601       13,950         51,651
Genentech, Inc..................  Sep-05   75.00      25       20,722        9,500         11,222
Genentech, Inc..................  Jan-06   50.00      22       17,423        1,870         15,553
Genentech, Inc..................  Jan-06   65.00     149      169,357       42,465        126,892
Genentech, Inc..................  Jan-06   80.00      60       69,890       47,400         22,490
Gen-Probe, Inc..................  Aug-05   50.00      43       25,956       49,880        (23,924)
Gen-Probe, Inc..................  Nov-05   50.00      20       16,339       24,000         (7,661)
Gilead Sciences, Inc............  Aug-05   40.00      62       12,678       12,090            588
Gilead Sciences, Inc............  Aug-05   45.00      93       70,398       44,640         25,758
Gilead Sciences, Inc............  Nov-05   42.50      43       17,380       17,630           (250)
Gilead Sciences, Inc............  Jan-06   45.00      59       45,771       36,580          9,191
HCA, Inc........................  Jan-06   50.00      43       22,309       10,535         11,774
HCA, Inc........................  Jan-06   55.00      93       41,569       40,920            649
Henry Schein, Inc...............  Jan-06   30.00      12        3,235          360          2,875
ICOS Corp.......................  Jan-06   30.00      37       27,783       32,190         (4,407)
ImClone Systems, Inc............  Jan-06   30.00      32       12,723       12,160            563
Immucor Corp....................  Sep-05   35.00      39       28,722       14,820         13,902
Invitrogen Corp.................  Jan-06   75.00      34       31,720       14,620         17,100
Kinetics Concepts, Inc..........  Sep-05   65.00      19       15,365        8,740          6,625
LCA Vision, Inc.................  Sep-05   35.00      26       13,193        3,250          9,943
Martek Biosciences Corp.........  Dec-05   30.00      66       23,838       15,510          8,328
Medtronic, Inc..................  Jan-06   55.00      31       14,045       10,230          3,815
Merck & Co., Inc................  Jan-06   30.00      49       15,082        9,555          5,527
MGI Pharma, Inc.................  Jan-06   22.50      37       12,227        9,990          2,237
Neurocrine Biosciences, Inc.....  Aug-05   45.00      34       17,804       26,180         (8,376)
Omnicare, Inc...................  Jan-06   45.00      42       30,683       32,340         (1,657)
Onyx Pharmaceuticals, Inc.......  Jan-06   25.00      62       22,521       22,940           (419)
OSI Pharmaceuticals, Inc........  Jul-05   50.00      50       29,579       65,000        (35,421)
Pfizer, Inc.....................  Sep-05   27.50      61       12,811        6,405          6,406
ResMed, Inc.....................  Oct-05   65.00      46       36,169       22,540         13,629
Respironics, Inc................  Oct-05   65.00      36       19,612       10,440          9,172
Pharmaceutical Holders Trust....  Jan-06   80.00      31       20,366       20,460            (94)
St. Jude Medical, Inc...........  Jul-05   40.00      37       11,970        4,440          7,530
St. Jude Medical, Inc...........  Jan-06   40.00      35       16,353       10,150          6,203
Sepracor, Inc...................  Jul-05   65.00      31       20,986       17,980          3,006
Sepracor, Inc...................  Oct-05   60.00      31       18,506       15,500          3,006
Sepracor, Inc...................  Jan-06   65.00      73       57,609       66,430         (8,821)
Shire Pharmaceuticals Group, PLC  Jan-06   40.00      63       46,606       52,920         (6,314)
Stryker Corp....................  Jan-06   50.00      35       16,914       14,700          2,214
Triad Hospitals, Inc............  Jan-06   40.00      31       17,007        3,100         13,907
Triad Hospitals, Inc............  Jan-06   50.00      16        6,608        5,760            848
Triad Hospitals, Inc............  Jan-06   55.00      31       21,172       19,530          1,642
WellChoice, Inc.................  Oct-05   65.00      12       11,404        9,600          1,804
Zimmer Holdings, Inc............  Jan-06   80.00       6        5,146        4,320            826
                                 ------------------------------------------------------------------
                                                   3,006   $1,934,768   $1,627,504       $307,264
                                 ------------------------------------------------------------------

See Notes to Financial Statements

 36     INCOME & GROWTH FUND - PORTFOLIO PROFILE (Unaudited)      May 31, 2005

Industry Allocation*

                   Banks.............................  11.45%
                   Oil & Gas.........................  10.08%
                   Collective Investment Pool........   7.34%
                   Drugs.............................   5.96%
                   Hospital Supplies.................   5.58%
                   Retail............................   4.94%
                   Insurance.........................   4.39%
                   Semiconductors....................   3.98%
                   Information Processing -- Hardware   3.74%
                   Multimedia........................   3.54%
                   Financial Services................   3.53%
                   Telecommunications................   3.45%
                   Real Estate Investment Trusts.....   3.43%
                   Utilities -- Electric.............   2.90%
                   Information Processing -- Services   2.71%
                   Paper/Forest Products.............   2.29%
                   Information Processing -- Software   2.01%
                   Savings & Loan....................   2.00%
                   Foods.............................   1.98%
                   Leisure & Tourism.................   1.95%
                   Automotive........................   1.92%
                   Metals............................   1.71%
                   Household Products................   1.50%
                   Utilities -- Communication........   1.36%
                   Machinery.........................   1.24%
                   Tobacco...........................   1.21%
                   Conglomerates.....................   1.91%
                   Electronics/Electrical Equipment..   1.08%
                   Aerospace/Defense.................   1.07%
                   Commercial Services...............   1.07%
                   Freight...........................   1.02%
                   Healthcare........................   0.94%
                   Utilities -- Gas, Distribution....   0.86%
                   Railroads & Equipment.............   0.55%
                   Hardware & Tools..................   0.49%
                   Photography.......................   0.48%
                   Chemical..........................   0.45%
                   Apparel & Products................   0.24%
                   Medical -- Biomedical/Gene........   0.23%
                   Publishing........................   0.21%
                   Airlines..........................   0.13%
                   Utilities -- Gas, Pipeline........   0.08%
                   Beverages.........................   0.03%
                                                      ------
                                                      107.03%
                                                      ======

*  Calculated as a percentage of Net Assets.

 May 31, 2005       INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS         37


                                                              Value
                                                    Shares   (Note 3)
        ---------------------------------------------------------------
        COMMON STOCK -- 99.30%
        Aerospace/Defense -- 1.07%
          Northrop Grumman Corp....................  44,225 $ 2,464,217
                                                            -----------
        Airlines -- 0.13%
          Delta Air Lines, Inc.+#..................   5,300      20,405
          Southwest Airlines Co....................  19,200     279,360
                                                            -----------
                                                                299,765
                                                            -----------
        Apparel & Products -- 0.24%
          American Eagle Outfitters, Inc...........   4,213     119,228
          Charming Shoppes, Inc.+..................  21,628     195,301
          Payless ShoeSource, Inc.+................  13,775     231,833
                                                            -----------
                                                                546,362
                                                            -----------
        Automotive -- 1.71%
          Ford Motor Co.#.......................... 291,273   2,906,905
          Magna International, Inc., Class A.......  10,800     734,508
          Sonic Automotive, Inc., Class A..........   9,354     199,427
          TRW Automotive Holdings Corp.+(3)........   5,197     105,863
                                                            -----------
                                                              3,946,703
                                                            -----------
        Banks -- 11.45%
          Bank of America Corp..................... 243,784  11,292,075
          Comerica, Inc............................   7,245     404,851
          Corus Bankshares, Inc.#..................     475      24,377
          First American Corp., Class A............  79,142   3,062,795
          First Horizon National Corp.#............   6,033     254,774
          National City Corp....................... 185,035   6,394,810
          Wachovia Corp............................  56,613   2,873,110
          Wells Fargo & Co.........................  36,310   2,193,487
                                                            -----------
                                                             26,500,279
                                                            -----------
        Beverages -- 0.03%
          Molson Coors Brewing Co.#................   1,255      73,380
                                                            -----------
        Chemical -- 0.45%
          Eastman Chemical Co......................  17,870   1,050,399
                                                            -----------
        Commercial Services -- 1.07%
          Cendant Corp.............................  98,131   2,081,359
          Deluxe Corp..............................   8,128     328,452
          Silgan Holdings, Inc.#...................   1,001      57,057
                                                            -----------
                                                              2,466,868
                                                            -----------
        Conglomerates -- 1.91%
          General Electric Co......................   9,555     348,567
          Loews Corp...............................  30,313   2,282,569
          Tyco International, Ltd..................  61,481   1,778,645
                                                            -----------
                                                              4,409,781
                                                            -----------
        Drugs -- 5.96%
          Bristol-Myers Squibb Co.................. 129,493   3,283,943
          King Pharmaceuticals, Inc.+..............  15,916     150,565
          Merck & Co., Inc......................... 153,525   4,980,351
          Pfizer, Inc.............................. 192,222   5,362,994
                                                            -----------
                                                             13,777,853
                                                            -----------
        Electronics/Electrical Equipment -- 0.90%
          Applera Corp. - Applied Biosystems Group.  60,992   1,305,839
          Arrow Electronics, Inc.+.................  22,874     639,328
          Avnet, Inc.+.............................   3,160      66,107
          Xerox Corp.+.............................   6,043      82,004
                                                            -----------
                                                              2,093,278
                                                            -----------
        Financial Services -- 3.53%
          A.G. Edwards, Inc........................  15,898     656,746
          Capital One Financial Corp...............  23,394   1,763,907
          Countrywide Financial Corp............... 142,940   5,313,080
          JPMorgan Chase & Co......................  12,277     438,903
                                                            -----------
                                                              8,172,636
                                                            -----------

                                                                Value
                                                      Shares   (Note 3)

      -------------------------------------------------------------------
      Foods -- 1.98%
        Archer-Daniels-Midland Co....................  96,615 $ 1,917,808
        Bunge, Ltd.#.................................   1,087      67,437
        Chiquita Brands International, Inc.#.........  16,347     475,371
        Pilgrims Pride Corp.#........................  49,832   1,756,578
        Sanderson Farms, Inc.#.......................   7,559     286,486
        Seaboard Corp.#..............................      61      82,045
                                                              -----------
                                                                4,585,725
                                                              -----------
      Freight -- 1.02%
        FedEx Corp...................................   6,356     568,353
        United Parcel Service, Inc., Class B.........  24,466   1,801,921
                                                              -----------
                                                                2,370,274
                                                              -----------
      Hardware & Tools -- 0.49%
        Black & Decker Corp..........................  12,283   1,072,552
        Stanley Works................................   1,604      71,554
                                                              -----------
                                                                1,144,106
                                                              -----------
      Healthcare -- 0.94%
        Kindred Healthcare, Inc.+#...................  15,760     608,021
        McKesson Corp................................  38,680   1,557,643
                                                              -----------
                                                                2,165,664
                                                              -----------
      Hospital Supplies -- 5.58%
        AmerisourceBergen Corp.......................  32,889   2,123,642
        Becton, Dickinson and Co.....................  27,224   1,564,019
        Cardinal Health, Inc.........................  19,416   1,124,769
        Johnson & Johnson............................ 120,819   8,106,955
                                                              -----------
                                                               12,919,385
                                                              -----------
      Household Products -- 1.50%
        John H. Harland Co.#.........................   9,101     342,835
        Kimberly-Clark Corp..........................  21,213   1,364,632
        Newell Rubbermaid, Inc.......................  28,874     658,039
        Procter & Gamble Co..........................  17,853     984,593
        Tupperware Corp..............................   5,079     114,785
                                                              -----------
                                                                3,464,884
                                                              -----------
      Information Processing - Hardware -- 3.74%
        Apple Computer, Inc.+........................   7,335     291,273
        Hewlett-Packard Co........................... 132,672   2,986,447
        Ingram Micro, Inc., Class A+.................  65,740   1,039,350
        International Business Machines Corp.........  56,197   4,245,683
        Western Digital Corp.+.......................   5,429      81,489
                                                              -----------
                                                                8,644,242
                                                              -----------
      Information Processing - Services -- 2.71%
        Checkfree Corp.+.............................     938      35,015
        Computer Sciences Corp.+.....................  57,327   2,654,813
        Earthlink, Inc.+............................. 247,996   2,631,238
        United Online, Inc.#.........................  73,357     949,240
                                                              -----------
                                                                6,270,306
                                                              -----------
      Information Processing - Software -- 2.01%
        Microsoft Corp............................... 179,842   4,639,924
                                                              -----------
      Insurance -- 4.39%
        ACE, Ltd.....................................  30,751   1,329,058
        Aon Corp.....................................  33,530     835,903
        Axis Capital Holdings, Ltd...................   7,800     214,578
        CIGNA Corp...................................  14,658   1,425,491
        Endurance Specialty Holdings, Ltd............  25,207     918,795
        Fidelity National Financial, Inc.............  18,625     670,314
        Nationwide Financial Services, Inc., Class A.   2,010      76,742
        Protective Life Corp.........................  22,494     904,034
        W.R. Berkley Corp............................  41,001   1,453,895
        XL Capital, Ltd., Class A....................  28,966   2,180,560
        Zenith National Insurance Corp.#.............   2,149     136,139
                                                              -----------
                                                               10,145,509
                                                              -----------

 38  INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                                 Value
                                                       Shares   (Note 3)
     ---------------------------------------------------------------------
     COMMON STOCK (continued)
     Leisure & Tourism -- 1.95%
       McDonald's Corp................................  89,933 $ 2,782,527
       Regal Entertainment Group, Class A#............  43,641     868,020
       Sabre Holdings Corp., Class A#.................  42,758     858,153
                                                               -----------
                                                                 4,508,700
                                                               -----------
     Machinery -- 1.24%
       Cummins, Inc.#.................................  42,096   2,860,423
                                                               -----------
     Medical - Biomedical/Gene -- 0.23%
       Amgen, Inc.+...................................   8,620     539,440
                                                               -----------
     Metals -- 1.71%
       Nucor Corp.....................................  16,134     854,457
       Phelps Dodge Corp..............................  27,161   2,373,871
       United States Steel Corp.#.....................  18,487     735,228
                                                               -----------
                                                                 3,963,556
                                                               -----------
     Multimedia -- 3.54%
       Time Warner, Inc.+............................. 189,993   3,305,878
       Viacom, Inc., Class B..........................  59,818   2,051,159
       Walt Disney Co................................. 103,434   2,838,229
                                                               -----------
                                                                 8,195,266
                                                               -----------
     Oil & Gas -- 10.08%
       ChevronTexaco Corp............................. 151,593   8,152,672
       ConocoPhillips.................................  33,304   3,591,503
       Exxon Mobil Corp............................... 112,836   6,341,383
       Frontier Oil Corp..............................   1,033      50,524
       Marathon Oil Corp..............................  18,383     891,392
       Occidental Petroleum Corp......................  13,917   1,017,472
       Sunoco, Inc....................................  26,430   2,710,925
       UGI Corp.......................................   7,738     205,134
       Valero Energy Corp.............................   5,320     365,058
                                                               -----------
                                                                23,326,063
                                                               -----------
     Paper/Forest Products -- 2.29%
       Georgia-Pacific Corp...........................  37,814   1,253,156
       Louisiana-Pacific Corp......................... 100,939   2,541,644
       Weyerhaeuser Co................................  23,293   1,494,246
                                                               -----------
                                                                 5,289,046
                                                               -----------
     Photography -- 0.48%
       Eastman Kodak Co...............................  41,900   1,101,132
                                                               -----------
     Publishing -- 0.21%
       R. R. Donnelley & Sons Co......................  14,584     484,918
                                                               -----------
     Railroads & Equipment -- 0.55%
       Burlington Northern Santa Fe Corp..............   8,400     415,128
       CSX Corp.......................................   4,500     187,110
       Norfolk Southern Corp..........................   8,861     282,843
       Union Pacific Corp.............................   5,700     381,672
                                                               -----------
                                                                 1,266,753
                                                               -----------
     Real Estate Investment Trusts -- 3.43%
       Apartment Investment & Management Co., Class A.  30,612   1,135,705
       CBL & Associates Properties, Inc...............  44,391   3,616,535
       Colonial Properties Trust#.....................  24,815   1,012,452
       Crescent Real Estate Equities, Inc.............  26,302     483,694
       Lexington Corporate Properties Trust...........   8,812     202,940
       Trizec Properties, Inc.........................  23,405     456,631
       Vornado Realty Trust...........................  13,188   1,037,896
                                                               -----------
                                                                 7,945,853
                                                               -----------
     Retail -- 4.94%
       Albertson's, Inc.#.............................  99,580   2,090,184
       Barnes & Noble, Inc.+..........................  23,070     873,200
       Dillard's, Inc., Class A.......................   8,520     203,798
       Federated Department Stores, Inc...............  49,906   3,366,160
       GameStop Corp.+................................   6,703     179,909

                                                  Shares/
                                                 Principal      Value
                                                  Amount       (Note 3)

     ---------------------------------------------------------------------
     Retail (continued)
       Movie Gallery, Inc.....................         547   $     17,482
       Rent-A-Center, Inc.+...................      26,273        621,619
       Sears Holdings Corp.+..................      11,030      1,618,101
       SUPERVALU, Inc.........................      75,158      2,462,176
                                                             ------------
                                                               11,432,629
                                                             ------------
     Savings & Loan -- 2.00%
       Flagstar Bancorp, Inc.#................         138          2,727
       Washington Mutual, Inc.................     111,791      4,616,968
                                                             ------------
                                                                4,619,695
                                                             ------------
     Semiconductors -- 3.98%
       Intel Corp.............................     323,028      8,699,144
       Omnivision Technologies, Inc.+#........      32,605        515,811
                                                             ------------
                                                                9,214,955
                                                             ------------
     Telecommunications -- 3.45%
       Alltel Corp............................      33,852      1,969,171
       Harris Corp............................       2,518         72,367
       Motorola, Inc..........................     185,788      3,227,138
       Verizon Communications, Inc............      76,909      2,721,040
                                                             ------------
                                                                7,989,716
                                                             ------------
     Tobacco -- 1.21%
       Altria Group, Inc......................      37,555      2,521,443
       Reynolds American, Inc.#...............       3,465        287,283
                                                             ------------
                                                                2,808,726
                                                             ------------
     Utilities - Communication -- 1.36%
       AT&T Corp..............................     160,889      3,023,104
       Sprint Corp............................       5,165        122,359
                                                             ------------
                                                                3,145,463
                                                             ------------
     Utilities - Electric -- 2.90%
       American Electric Power Co., Inc.......      69,500      2,480,455
       Exelon Corp............................      20,409        956,161
       FirstEnergy Corp.......................      73,759      3,267,524
                                                             ------------
                                                                6,704,140
                                                             ------------
     Utilities - Gas, Distribution -- 0.86%
       Nicor, Inc.#...........................      50,095      1,978,752
                                                             ------------
     Utilities - Gas, Pipeline -- 0.08%
       National Fuel Gas Co...................       6,858        192,024
                                                             ------------
     Total Common Stock
        (Cost $213,737,579)...................                229,718,790
                                                             ------------
     PREFERRED STOCK -- 0.39%
     Automotive -- 0.21%
       Ford Motor Co. Capital Trust II#
        6.50%.................................       8,000        324,800
       General Motors Corp., Series B
        5.25%.................................       9,646        168,130
                                                             ------------
                                                                  492,930
                                                             ------------
     Electronics/Electrical Equipment -- 0.18%
       Xerox Corp. 6.25%......................       3,500        416,500
                                                             ------------
     Total Preferred Stock
        (Cost $990,534).......................                    909,430
                                                             ------------
     Total Long-Term Investment Securities
        (Cost $214,728,113)...................                230,628,220
                                                             ------------
     SHORT-TERM INVESTMENTS -- 7.34%
     Collective Investment Pool -- 7.34%
       Securities Lending Quality Trust(1)
        (Cost $16,989,701).................... $16,989,701     16,989,701
                                                             ------------
     TOTAL INVESTMENTS
        (Cost $231,717,814)(2)................      107.03%   247,617,921
     Liabilities in excess of other assets....       (7.03)%  (16,266,434)
                                               -----------   ------------
     NET ASSETS --                                  100.00%  $231,351,487
                                               ===========   ============

 May 31, 2005 INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED   39

--------
+  Non-income producing security
#  The security or a portion thereof is out on loan (see Note 3).
(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)See Note 6 for cost of investments on a tax basis.
(3)Fair valued security (see Note 3).

See Notes to Financial Statements

 40   INFLATION PROTECTED FUND - PORTFOLIO PROFILE (Unaudited)    May 31, 2005

Industry Allocation*

                         Government Obligations  52.24%
                         Government Agencies...  30.34%
                         Time Deposit..........  13.95%
                         Financial Services....   2.83%
                         Finance Companies.....   2.76%
                         Insurance.............   1.37%
                         Conglomerates.........   0.55%
                         Banks.................   0.51%
                         Broadcasting..........   0.46%
                         Mining................   0.46%
                         Beverages.............   0.28%
                                                ------
                                                105.75%
                                                ======

Credit Quality+#

                         Government - Agency..  33.09%
                         Government - Treasury  56.89%
                         AA...................   2.96%
                         A....................   5.44%
                         BBB..................   1.62%
                                               ------
                                               100.00%
                                               ======

*  Calculated as a percentage of Net Assets.
+  Source: Standard and Poors
# Calculated as percentage of total debt issues, excluding short term securities.

 May 31, 2005     INFLATION PROTECTED FUND - SCHEDULE OF INVESTMENTS       41


                                                    Principal    Value
                                                     Amount     (Note 3)
       ------------------------------------------------------------------
       CORPORATE BONDS -- 8.16%
       Beverages -- 0.28%
         Anheuser-Busch Cos., Inc.:
          5.95% due 01/15/33....................... $   27,000 $   30,205
                                                               ----------
       Broadcasting -- 0.46%
         Cox Communications, Inc.:
          5.50% due 10/01/15.......................     50,000     50,585
                                                               ----------
       Finance Companies -- 2.76%
         Allstate Life Global Funding Trust:
          4.06% due 03/01/10(2)....................    150,000    148,101
         SLM Corp., Series A:
          5.14% due 11/21/13(2)....................    150,000    152,144
                                                               ----------
                                                                  300,245
                                                               ----------
       Financial Services -- 2.83%
         Lehman Brothers Holdings, Inc., Series G:
          5.56% due 06/10/14(2)....................    150,000    155,043
         Morgan Stanley, Series C:
          5.01% due 06/01/11(2)....................    150,000    152,151
                                                               ----------
                                                                  307,194
                                                               ----------
       Insurance -- 1.37%
         Principal Life Income Funding Trust:
          4.06% due 04/01/08(2)....................    150,000    148,983
                                                               ----------
       Mining -- 0.46%
         Newmont Mining Corp.:
          5.88% due 04/01/35.......................     50,000     50,216
                                                               ----------
       Total Corporate Bonds
          (Cost $889,733)..........................               887,428
                                                               ----------
       FOREIGN BONDS & NOTES -- 0.55%
       Conglomerates -- 0.55%
         Tyco International Group SA:
          6.88% due 01/15/29
          (Cost $56,095)...........................     50,000     59,397
                                                               ----------
       UNITED STATES GOVERNMENT BONDS -- 82.58%
       Government Agencies -- 30.34%
         Federal Home Loan Bank:
          2.95% due 09/14/06.......................    145,000    143,645
         Federal Home Loan Mtg. Corp.:
          4.50% due 01/15/15.......................    150,000    152,322
          6.25% due 07/15/32.......................    500,000    617,199
         Federal National Mtg. Assoc.:
          5.25% due 02/17/09(2)....................  1,500,000  1,498,185

                                                  Principal      Value
                                                   Amount       (Note 3)

      --------------------------------------------------------------------
      Government Agencies (continued)
        Tennessee Valley Authority:
         3.38% due 01/15/07(3).................. $  853,825   $   887,039
                                                              -----------
                                                                3,298,390
                                                              -----------
      Government Obligations -- 52.24%
        United States Treasury Bonds:
         2.00% due 07/15/14 TIPS(3).............    558,750       578,219
         2.38% due 01/15/25 TIPS(3).............  3,470,404     3,809,039
         5.38% due 02/15/31.....................     25,000        28,953
        United States Treasury Notes:
         0.88% due 04/15/10 TIPS(3).............    153,014       150,049
         1.63% due 01/15/15 TIPS(3).............  1,113,326     1,114,195
                                                              -----------
                                                                5,680,455
                                                              -----------
      Total United States Government Bonds
         (Cost $8,869,516)......................                8,978,845
                                                              -----------
      PREFERRED STOCK -- 0.51%
      Banks -- 0.51%
        RBS Capital Trust II:
         6.43% due 12/29/49(1)
         (Cost $52,920).........................     50,000        55,104
                                                              -----------
      Total Long-Term Investment Securities
         (Cost $9,868,264)......................                9,980,774
                                                              -----------
      SHORT-TERM INVESTMENT SECURITIES -- 13.95%
      Time Deposit -- 13.95%
        State Street Euro Dollar Time Deposit:
         2.50% due 06/01/05
         (Cost $1,517,000)......................  1,517,000     1,517,000
                                                              -----------
      TOTAL INVESTMENTS
         (Cost $11,385,264)(4)..................     105.75%   11,497,774
      Liabilities in excess of other assets.....      (5.75)%    (624,772)
                                                 ----------   -----------
      NET ASSETS --                                  100.00%  $10,873,002
                                                 ==========   ===========

--------
TIPS Treasury Inflation Protected Security
(1)Variable rate security -- the rate reflected is as of May 31, 2005; maturity date reflects next reset date.
(2)Floating rate security where the rate fluctuates based on the Consumer Price Index.
(3)Principal amount of security is adjusted for inflation.
(4)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 42  INTERNATIONAL EQUITIES FUND - PORTFOLIO PROFILE (Unaudited)  May 31, 2005

Industry Allocation*

                   Banks.............................  16.24%
                   Oil & Gas.........................   7.74%
                   Drugs.............................   7.57%
                   Telecommunications................   7.12%
                   Automotive........................   4.40%
                   Electronics/Electrical Equipment..   4.14%
                   Repurchase Agreement..............   4.01%
                   Insurance.........................   3.99%
                   Retail............................   3.70%
                   Utilities -- Electric.............   3.29%
                   Foods.............................   3.14%
                   Real Estate.......................   2.40%
                   Chemical..........................   2.34%
                   Commercial Services...............   2.17%
                   Metals............................   2.08%
                   Conglomerates.....................   1.88%
                   Collective Investment Pool........   1.86%
                   Building Materials................   1.73%
                   Financial Services................   1.73%
                   Freight...........................   1.52%
                   Leisure & Tourism.................   1.34%
                   Machinery.........................   1.25%
                   Tobacco...........................   1.20%
                   Mining............................   1.16%
                   Beverages.........................   1.15%
                   Exchange-Traded Funds.............   1.09%
                   Information Processing -- Software   0.78%
                   Finance Companies.................   0.70%
                   Multimedia........................   0.69%
                   Publishing........................   0.67%
                   Information Processing -- Hardware   0.65%
                   Household Products................   0.64%
                   Water Services....................   0.56%
                   Semiconductors....................   0.53%
                   Aerospace/Defense.................   0.49%
                   Paper/Forest Products.............   0.46%
                   Broadcasting......................   0.43%
                   Airlines..........................   0.37%
                   Railroads & Equipment.............   0.35%
                   Medical Technology................   0.34%
                   Apparel & Products................   0.32%
                   Information Processing -- Services   0.32%
                   Healthcare........................   0.30%
                   Advertising.......................   0.27%
                   Home Builders.....................   0.26%
                   Photography.......................   0.20%
                   Real Estate Investment Trusts.....   0.17%
                   Human Resources...................   0.16%
                   Government Obligations............   0.15%
                   Utilities -- Gas, Distribution....   0.14%
                   Textile -- Products...............   0.12%
                   Appliances/Furnishings............   0.08%
                   Hospital Supplies.................   0.08%
                   Heavy Duty Trucks/Parts...........   0.03%
                   Hardware & Tools..................   0.02%
                   Consumer Services.................   0.01%
                   Pollution Control.................   0.01%
                                                      ------
                                                      100.54%
                                                      ======

*  Calculated as a percentage of Net Assets.
Country Allocation*

                             Japan.........  24.34%
                             United Kingdom  22.18%
                             France........   8.23%
                             United States.   7.17%
                             Switzerland...   6.05%
                             Germany.......   5.98%
                             Australia.....   4.73%
                             Netherlands...   4.32%
                             Italy.........   3.55%
                             Spain.........   3.53%
                             Sweden........   2.10%
                             Hong Kong.....   1.39%
                             Finland.......   1.36%
                             Belgium.......   1.19%
                             Singapore.....   0.77%
                             Ireland.......   0.76%
                             Denmark.......   0.70%
                             Norway........   0.56%
                             Greece........   0.51%
                             Austria.......   0.36%
                             Portugal......   0.27%
                             New Zealand...   0.20%
                             Bermuda.......   0.16%
                             Luxembourg....   0.12%
                             Cayman Islands   0.01%
                                            ------
                                            100.54%
                                            ======

 May 31, 2005    INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS     43


                                                                 Value
                                                     Shares   (Note 3)(1)
       ------------------------------------------------------------------
       COMMON STOCK -- 93.21%
       Advertising -- 0.27%
         Aegis Group, PLC..........................    55,582 $   98,380
         Asatsu-DK, Inc............................     1,100     31,584
         Dentsu, Inc...............................        56    138,828
         Hakuhodo DY Holdings, Inc.................     1,000     69,931
         Pagesjaunes Groupe........................     6,200    149,842
         Publicis Groupe...........................     6,795    199,162
         WPP Group, PLC............................    58,851    628,453
                                                              ----------
                                                               1,316,180
                                                              ----------
       Aerospace/Defense -- 0.49%
         BAE Systems, PLC..........................   159,435    779,231
         Cobham, PLC...............................     5,543    141,918
         European Aeronautic Defense and Space Co..    12,063    356,534
         Finmeccanica SpA..........................   293,344    267,001
         Meggitt PLC...............................    21,338    113,287
         Rolls Royce Group, PLC+...................    76,201    375,262
         Rolls-Royce Group, PLC, Class B........... 3,167,900      5,756
         Sagem SA..................................     8,374    158,639
         Thales SA.................................     3,840    153,285
         Zodiac SA.................................     1,893     91,902
                                                              ----------
                                                               2,442,815
                                                              ----------
       Airlines -- 0.37%
         Air France-KLM............................     6,020     95,605
         All Nippon Airways Co., Ltd...............    16,000     50,331
         Auckland International Airport, Ltd.......    48,532     69,792
         BAA, PLC..................................    53,195    601,529
         British Airways, PLC+.....................    26,892    133,827
         Cathay Pacific Airways, Ltd...............    51,000     92,390
         Deutsche Lufthansa AG.....................    11,371    143,360
         Flughafen Wien AG.........................       522     33,439
         Iberia Lineas Aereas de Espana SA.........    23,280     73,556
         Japan Airlines Corp.......................    21,000     60,228
         Kobenhavns Lufthavne A/S..................       225     49,833
         Qantas Airways, Ltd.......................    45,459    110,275
         Ryanair Holdings, PLC+....................     3,622     28,800
         Ryanair Holdings, PLC Sponsored ADR+#.....     1,149     52,498
         SAS AB+...................................     3,700     33,293
         Singapore Airlines, Ltd...................    27,000    185,959
                                                              ----------
                                                               1,814,715
                                                              ----------
       Apparel & Products -- 0.32%
         Adidas-Salomon AG.........................     2,167    359,803
         Benetton Group SpA........................     3,157     28,798
         Billabong International, Ltd..............     6,657     62,147
         Esprit Holdings, Ltd......................    47,500    339,041
         Gunze, Ltd................................     6,017     26,340
         Hagemeyer NV+.............................    25,632     60,807
         Hermes International......................       460     89,029
         Kose Corp.................................     1,000     33,814
         Luxottica Group SpA.......................     6,785    140,985
         Onward Kashiyama Co., Ltd.................     4,944     60,204
         Puma AG Rudolf Dassier Sport..............       821    208,001
         Tokyo Style Co., Ltd......................     2,000     20,372
         Wacoal Corp...............................     4,000     53,334
         World Co., Ltd............................     1,200     39,377
         Yue Yuen Industrial Holdings..............    24,500     72,519
                                                              ----------
                                                               1,594,571
                                                              ----------
       Appliances/Furnishings -- 0.08%
         Electrolux AB.............................    14,100    307,636
         Kokuyo Co., Ltd...........................     2,462     31,563
         MFI Furniture, PLC........................    29,293     56,917
                                                              ----------
                                                                 396,116
                                                              ----------
       Automotive -- 4.31%
         Aisin Seiki Co., Ltd......................     5,900    130,896
         Autobacs Seven Co., Ltd...................       855     26,728

                                                                       Value
                                                            Shares  (Note 3)(1)

 ------------------------------------------------------------------------------
 Automotive (continued)
   Bridgestone Corp........................................  75,000 $ 1,476,392
   Compagnie Generale des Etablissements Michelin, Class B.   7,121     449,594
   Continental AG..........................................   6,499     460,259
   DaimlerChrysler AG......................................  42,758   1,715,295
   Denso Corp..............................................  68,300   1,548,668
   Fiat SpA+...............................................  23,852     160,441
   GKN, PLC................................................  36,541     167,179
   Honda Motor Co., Ltd....................................  24,200   1,197,216
   Inchcape, PLC...........................................   3,758     133,654
   Isuzu Motors, Ltd....................................... 400,000   1,040,441
   Jardine Cycle & Carriage, Ltd...........................   6,059      44,682
   Koyo Seiko Co., Ltd.....................................   5,000      64,899
   NGK Spark Plug Co., Ltd.................................   5,455      61,350
   NHK Spring Co., Ltd..................................... 200,000   1,657,435
   Nissan Motor Co., Ltd...................................  69,300     677,848
   NOK Corp................................................   3,200      86,552
   Peugoet SA..............................................   7,848     469,573
   Pirelli & C. SpA........................................ 141,516     156,239
   Renault SA..............................................   9,198     787,174
   Sanden Corp.............................................   3,803      15,709
   Scania AB...............................................   4,700     171,332
   Sumitomo Rubber Industries, Inc.........................   5,000      53,255
   Suzuki Motor Corp.......................................  80,000   1,305,118
   Toyoda Gosei Co., Ltd...................................   2,000      35,000
   Toyota Motor Corp....................................... 163,549   5,794,795
   Trelleborg AB...........................................   4,029      62,515
   USS Co., Ltd............................................     730      45,933
   Valeo SA+...............................................   3,741     156,605
   Volkswagen AG...........................................  11,135     489,415
   Volvo AB, Class A.......................................   4,800     188,895
   Volvo AB, Class B.......................................  11,200     455,822
                                                                    -----------
                                                                     21,286,909
                                                                    -----------
 Banks -- 16.24%
   77 Bank, Ltd............................................   9,000      56,660
   ABN AMRO Holding NV.....................................  86,717   2,012,704
   Allied Irish Banks, PLC.................................  43,014     891,666
   Alpha Bank AE...........................................  13,730     379,755
   Australia & New Zealand Banking Group, Ltd.@............  90,591   1,467,682
   Banca Antonveneta SpA...................................  11,453     365,450
   Banca Intesa SpA........................................ 161,597     754,471
   Banca Intesa SpA-RNC....................................  46,316     194,839
   Banca Monte dei Paschi di Siena SpA.....................  54,723     196,393
   Banca Nazionale del Lavoro SpA+.........................  67,291     226,605
   Banca Popolare di Milano SCRL...........................  19,582     198,355
   Banche Popolari Unite SCRL..............................  16,745     339,316
   Banco Bilbao Vizcaya Argentaria SA...................... 168,413   2,639,527
   Banco BPI SA............................................  15,096      57,016
   Banco Comercial Portugues SA............................  97,076     250,709
   Banco Espirto Santo SA..................................   5,215      81,796
   Banco Popolare Di Verona e Novara SCRL..................  18,404     333,232
   Banco Popular Espanol SA................................   8,451     502,990
   Banco Santander Central Hispano SA...................... 295,101   3,362,804
   Bank Austria Creditanstalt AG...........................   1,825     179,059
   Bank of East Asia, Ltd..................................  70,200     205,891
   Bank of Fukuoka, Ltd....................................  17,145     104,688
   Bank of Ireland.........................................  47,996     726,485
   Bank Of Kyoto, Ltd......................................   8,000      67,370
   Bank of Yokohama, Ltd...................................  37,000     211,753
   Barclays, PLC........................................... 320,548   3,036,144
   Bayerische Hypo-und Vereinsbank AG+.....................  27,963     689,289
   BNP Paribas SA..........................................  39,569   2,659,464
   BOC Hong Kong Holdings, Ltd............................. 183,500     338,964
   Capitalia SpA...........................................  71,365     372,842
   Chiba Bank, Ltd......................................... 186,000   1,263,919
   Close Brothers Group, PLC...............................   6,448      83,446
   Commerzbank AG..........................................  22,269     484,824
   Commonwealth Bank of Australia..........................  63,284   1,768,868

 44    INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    May 31, 2005
                              CONTINUED


                                                                  Value
                                                       Shares  (Note 3)(1)
     ---------------------------------------------------------------------
     COMMON STOCK (continued)
     Banks (continued)
       Credit Agricole SA.............................  32,933 $   853,451
       Credit Suisse Group............................  60,291   2,412,932
       Danske Bank A/S................................  21,700     622,344
       DBS Group Holdings, Ltd........................  55,000     458,362
       Depfa Bank, PLC................................  17,533     281,265
       Deutsche Bank AG...............................  24,149   1,876,729
       Dexia (Brussels)...............................  28,435     616,278
       Dexia (Paris)+.................................   1,290          16
       DNB NOR ASA....................................  32,760     316,930
       EFG Eurobank Ergasias SA.......................   9,350     287,825
       Emporiki Bank of Greece SA+....................   2,615      80,099
       Erste Bank Der Oesterreichischen Sparkassen AG.   6,595     324,412
       FinecoGroup SpA................................   7,839      67,197
       Gunma Bank, Ltd................................  12,000      71,483
       Hang Seng Bank, Ltd............................  37,888     508,199
       HBOS, PLC...................................... 194,982   2,836,821
       Hokuhoku Financial Group, Inc..................  34,177     108,931
       HSBC Holdings, PLC............................. 555,676   8,798,916
       Hypo Real Estate Holding AG....................   6,477     255,756
       Joyo Bank, Ltd................................. 271,723   1,380,636
       KBC Bankverzekeringsholding....................   9,094     737,189
       Lloyds TSB Group, PLC.......................... 277,929   2,287,247
       Macquarie Bank, Ltd............................  11,110     420,671
       Mediobanca SpA.................................  23,487     408,694
       Mitsubishi Tokyo Financial Group, Inc..........     150   1,244,579
       Mitsui Trust Holdings, Inc.....................  16,000     156,274
       Mizuho Financial Group, Inc....................     667   3,143,262
       National Australia Bank, Ltd...................  77,384   1,839,531
       National Bank of Greece SA.....................  13,171     439,751
       Nishi Nippon Bank+.............................  14,000      57,788
       Nordea Bank AB................................. 105,590     964,582
       Oversea-Chinese Banking Corp...................  52,000     433,497
       Overseas Union Enterprise, Ltd.................   3,000      15,004
       Piraeus Bank SA................................   8,444     151,031
       Resona Holdings, Inc.+......................... 139,000     265,030
       Royal Bank of Scotland Group, PLC.............. 157,573   4,625,115
       Sanpaolo IMI SpA...............................  54,948     760,748
       Shinsei Bank, Ltd..............................  30,000     151,696
       Shizuoka Bank, Ltd.............................  18,163     156,700
       Skandinaviska Enskilda Banken AB...............  21,600     371,315
       Societe Generale, Class A......................  16,557   1,626,433
       Sumitomo Mitsui Financial Group, Inc...........     364   2,355,939
       Sumitomo Trust & Banking Co., Ltd..............  38,000     225,183
       Suncorp-Metway, Ltd............................  26,921     397,445
       Suruga Bank, Ltd...............................   7,000      57,234
       Svenska Handelsbanken AB, Series A.............  25,800     557,876
       UBS AG.........................................  53,101   4,092,953
       UFJ Holdings, Inc.+............................     118     596,473
       UniCredito Italiano SpA........................ 219,554   1,135,190
       United Overseas Bank, Ltd......................  57,000     488,879
       Westpac Banking Corp...........................  89,226   1,321,746
       Wing Hang Bank, Ltd............................   9,000      64,258
                                                               -----------
                                                                80,212,871
                                                               -----------
     Beverages -- 1.15%
       Asahi Breweries, Ltd...........................  11,895     144,373
       Carlsberg A/S, Class B.........................   1,550      75,852
       Coca Cola Hellenic Bottling Co. SA.............   5,320     140,088
       Coca-Cola Amatil, Ltd..........................  25,846     153,029
       Coca-Cola West Japan Co., Ltd..................   1,300      29,104
       Diageo, PLC.................................... 149,299   2,143,032
       Foster's Group, Ltd............................  99,405     404,244
       Fraser and Neave, Ltd..........................   9,240      87,000
       Heineken NV....................................  12,167     385,480
       InBev NV.......................................   9,047     298,798
       Ito En, Ltd....................................   1,000      47,607
       Kirin Brewery Co., Ltd.........................  24,937     244,164
       Lion Nathan, Ltd...............................  14,592      80,792

                                                                 Value
                                                      Shares  (Note 3)(1)

       ------------------------------------------------------------------
       Beverages (continued)
         Pernod-Ricard...............................   2,450 $  378,416
         SABMiller, PLC..............................  43,747    671,176
         Sapporo Holdings, Ltd.......................   9,000     44,877
         Scottish & Newcastle, PLC...................  37,758    326,295
         Southcorp, Ltd..............................       1          3
         Takara Holdings, Inc........................   5,794     36,646
                                                              ----------
                                                               5,690,976
                                                              ----------
       Broadcasting -- 0.43%
         Antena 3 de Television SA...................   3,864     77,219
         British Sky Broadcasting Group, PLC.........  61,225    606,617
         Fuji Television Network, Inc................      16     32,798
         ITV, PLC.................................... 203,376    423,218
         Mediaset SpA................................  41,068    483,993
         Modern Times Group AB, Class B+.............   2,500     76,849
         Premiere AG+................................   2,200     76,668
         Sky Network Television, Ltd.................   4,835     22,420
         Societe Television Francaise 1..............   5,866    158,731
         Sogecable SA+...............................   1,990     72,646
         Tandberg Televisjo+.........................   3,000     34,384
         Television Broadcasts, Ltd..................  15,000     75,952
                                                              ----------
                                                               2,141,495
                                                              ----------
       Building Materials -- 1.73%
         Amec, PLC...................................  16,492    100,617
         Asahi Glass Co., Ltd........................  30,249    327,073
         Boral, Ltd..................................  28,925    129,310
         Bouygues SA.................................   9,901    380,665
         BPB, PLC....................................  24,828    231,273
         Central Glass Co., Ltd......................   6,000     38,159
         Cimpor Cimentos de Portugal SA..............  10,013     53,596
         Compagnie de Saint-Gobain...................  15,242    876,261
         CRH, PLC....................................  26,374    666,013
         CSR, Ltd....................................  45,533     85,009
         Daikin Industries, Ltd......................   7,310    178,173
         Fletcher Building, Ltd......................  22,954    100,812
         FLS Industries A/S..........................   1,400     26,046
         Fomento de Construcciones y Contratas SA....   2,270    124,968
         Geberit AG..................................     196    128,753
         Hanson, PLC.................................  36,286    334,720
         HeidelbergCement AG.........................   3,509    224,839
         Holcim, Ltd.................................   9,135    555,157
         Imerys SA...................................   1,576    113,523
         Italcementi SpA.............................   3,518     54,295
         James Hardie Industries NV..................  22,810    115,460
         JS Group Corp...............................   7,175    122,101
         Kawasaki Heavy Industries, Ltd..............  37,842     67,663
         Kingspan Group PLC..........................   5,831     67,812
         Lafarge SA..................................   8,488    770,997
         Matsushita Electric Works, Ltd..............  11,000     90,934
         Mitsui Engineering & Shipbuilding Co., Ltd..  22,668     48,881
         New World Development, Ltd.................. 111,000    115,933
         Nippon Sheet Glass Co., Ltd.................  13,067     51,085
         Nishimatsu Construstion Co., Ltd............   8,571     28,894
         NKT Holding A/S.............................     927     36,017
         Obayashi Corp...............................  18,861     95,400
         Okumura Corp................................   5,977     32,217
         Pilkington, PLC.............................  51,314    107,879
         Rinker Group, Ltd...........................  46,748    433,076
         Rinnai Corp.................................   1,100     27,647
         Sanwa Shutter Corp..........................   6,000     33,551
         SembCorp Industries Ltd.....................  46,360     63,041
         Skanska AB..................................  18,470    231,387
         Sumitomo Osaka Cement Co., Ltd..............  12,796     30,718
         Taiheiyo Cement Corp........................  27,000     69,847
         Taisei Corp.................................  28,384     93,960
         Technical Olympic SA........................   3,950     22,652

 May 31, 2005   INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    45
                                       CONTINUED


                                                                   Value
                                                        Shares  (Note 3)(1)
     ----------------------------------------------------------------------
     COMMON STOCK (continued)
     Building Materials (continued)
       Tenon, Ltd.+....................................       1 $         2
       Titan Cement Co. SA.............................   2,860      84,808
       Toda Corp.......................................   6,683      27,341
       Travis Perkins, PLC.............................   5,600     176,641
       Uponor Oyj......................................   3,000      55,613
       Wienerberger AG.................................   3,132     138,876
       Wolseley, PLC...................................  29,268     598,730
                                                                -----------
                                                                  8,568,425
                                                                -----------
     Chemical -- 2.29%
       Akzo Nobel NV...................................  13,501     529,956
       Asahi Kasei Corp................................  38,549     187,847
       BASF AG.........................................  26,881   1,781,850
       BOC Group, PLC..................................  24,806     453,100
       Ciba Specialty Chemicals AG.....................   3,341     198,559
       Clariant AG+....................................  11,431     160,066
       Daicel Chemical Industries, Ltd.................   9,427      48,893
       Dainippon Ink and Chemicals, Inc................  20,180      59,582
       Denki Kagaku Kogyo Kabushiki Kaisha.............  15,226      53,055
       DSM NV..........................................   3,761     251,914
       Hitachi Chemical Co., Ltd.......................   3,200      57,987
       Imperial Chemical Industries, PLC...............  59,163     273,232
       Ishihara Sangyo Kaisha, Ltd.....................   9,000      19,768
       Johnson Matthey, PLC............................  10,941     194,588
       JSR Corp........................................   5,500     115,453
       Kaneka Corp.....................................   9,081      94,397
       Kansai Paint Co., Ltd...........................   8,000      49,714
       Kingboard Chemicals Holdings, Ltd...............  25,000      76,124
       L'Air Liquide SA................................   5,422     942,396
       Lonza Group AG..................................   1,880     114,711
       Mitsubishi Chemical Corp........................  54,401     155,549
       Mitsubishi Gas Chemical Co., Inc................  12,864      63,355
       Mitsui Chemicals, Inc...........................  20,000     113,463
       Nippon Kayaku Co., Ltd..........................   5,000      26,971
       Nippon Shokubai Co., Ltd........................   4,502      36,042
       Nissan Chemical Industries, Ltd.................   5,000      51,212
       Nitto Denko Corp................................  32,007   1,791,776
       Orica, Ltd......................................  13,646     161,841
       Sekisui Chemical Co., Ltd.......................  14,925     103,425
       Shin-Etsu Chemical Co., Ltd.....................  11,126     410,385
       Showa Denko K.K.................................  31,798      75,447
       Solvay SA.......................................   3,151     341,655
       Sumitomo Bakelite Co., Ltd......................   6,000      37,308
       Sumitomo Chemical Co., Ltd......................  46,000     215,345
       Syngenta AG+....................................   5,311     549,190
       Taiyo Nippon Sanso Corp.........................   9,000      44,927
       Tokuyama Corp...................................   7,000      51,854
       Tosoh Corp...................................... 285,718   1,161,166
       Ube Industries, Ltd.............................  26,463      49,900
       Yara International ASA..........................  10,304     152,364
       Zeon Corp.......................................   6,000      52,220
                                                                -----------
                                                                 11,308,587
                                                                -----------
     Commercial Services -- 2.17%
       ABB, Ltd.+......................................  97,684     637,335
       Abertis Infraestructuras SA.....................  10,220     228,031
       Acciona SA......................................   1,421     130,216
       ACS, Actividades de Construccion y Servicios SA.  12,268     326,165
       Aggreko, PLC....................................  12,654      44,627
       Ansell, Ltd.....................................   7,118      49,360
       Autoroutes du Sud de la France..................   2,868     147,878
       Autostrade SpA..................................  14,197     369,531
       Balfour Beatty, PLC.............................  21,050     123,678
       Benesse Corp....................................   2,014      63,900
       Brambles Industries, Ltd........................  48,074     287,897
       Brambles Industries, PLC........................  35,945     196,357
       Brisa-Auto Estradas de Portugal SA..............  16,392     127,683
       Bunzl, PLC......................................  22,350     218,396

                                                                       Value
                                                            Shares  (Note 3)(1)

 ------------------------------------------------------------------------------
 Commercial Services (continued)
   Canon Sales Co., Inc....................................   3,000 $    53,191
   Cap Gemini SA+..........................................   6,199     197,335
   Cheung Kong Infrastructure Holdings, Ltd................  23,000      69,031
   Chiyoda Corp............................................   4,000      47,948
   Cintra Concesiones de Infrastructuras de Transporte SA+.   9,757     106,323
   COMSYS Holdings Corp....................................   3,737      31,560
   Cookson Group, PLC+.....................................   9,406      55,510
   Dai Nippon Printing Co., Ltd............................  20,000     315,560
   Davis Service Group, PLC................................  10,071      80,986
   De La Rue, PLC..........................................   9,125      62,731
   Downer EDI, Ltd.........................................  13,600      54,237
   Group 4 Securicor, PLC+.................................  56,529     141,075
   Grupo Ferrovial SA......................................   3,134     192,848
   Hays, PLC...............................................  84,063     189,725
   Hellenic Technodomiki Tev SA............................   4,785      25,075
   Hochtief AG.............................................   2,950     100,220
   Intertek Group, PLC.....................................   7,686     105,474
   ISS A/S.................................................      50       3,832
   Itochu Techno-Science Corp..............................     900      28,918
   JGC Corp................................................   7,282      82,192
   Kajima Corp.............................................  28,000      95,527
   Kinden Corp.............................................   5,036      37,259
   Leighton Holdings, Ltd..................................   6,772      52,818
   Li & Fung, Ltd..........................................  86,000     165,600
   Linde AG+...............................................   4,148     281,501
   Macquarie Infrastructure Group.......................... 107,525     314,854
   Marubeni Corp...........................................  42,000     132,599
   Mitsubishi Logistics Corp...............................   4,000      38,150
   Nichii Gakkan Co........................................     700      17,133
   Rank Group, PLC.........................................  30,995     150,891
   Rentokil Initial, PLC...................................  89,903     241,242
   Sanef+..................................................   1,100      56,648
   Securitas AB............................................  14,500     241,351
   SembCorp Marine, Ltd....................................  25,000      31,407
   Serco Group, PLC........................................  23,006     105,301
   SGS SA..................................................     213     149,489
   Shimizu Corp............................................  18,559      82,301
   Singapore Post, Ltd.....................................  67,000      36,974
   Singapore Technologies Engineering, Ltd.................  65,000      93,565
   Smiths Group, PLC.......................................  27,939     446,394
   Societe Des Autoroutes Paris-Rhin-Rhone.................   1,650      90,081
   Takuma Co., Ltd.........................................   2,066      14,322
   TIS, Inc................................................   1,168      38,280
   Toppan Printing Co., Ltd................................  17,477     177,522
   Toyo Seikan Kaisha, Ltd.................................   5,026      87,173
   Toyota Tsusho Corp...................................... 120,000   2,027,955
   Transurban Group........................................  39,215     214,614
   VA Technologie AG.......................................     486      37,438
   Vinci SA................................................   3,583     268,318
   YIT-Yhtyma Oyj..........................................   3,000      96,906
                                                                    -----------
                                                                     10,718,438
                                                                    -----------
 Conglomerates -- 1.88%
   Amano Corp..............................................   2,148      22,261
   DCC, PLC................................................   3,990      79,038
   Futuris Corp., Ltd......................................  26,275      33,422
   Groupe Bruxelles Lambert SA.............................   3,433     291,953
   Haw Par Corp., Ltd......................................   5,695      18,101
   Hutchison Whampoa, Ltd.................................. 105,000     911,311
   Invensys, PLC+.......................................... 282,467      57,632
   Itochu Corp.............................................  46,000     221,824
   Keppel Corp., Ltd.......................................  27,000     187,665
   LVMH Moet Hennessy Louis Vuitton SA.....................  12,166     867,844
   Mitsubishi Corp......................................... 151,001   1,992,009
   Patrick Corp., Ltd......................................  32,294     138,328
   Siemens AG..............................................  39,831   2,907,714
   Sumitomo Corp...........................................  32,000     255,393
   Swire Pacific, Ltd......................................  45,816     392,896

 46    INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    May 31, 2005
                              CONTINUED


                                                               Value
                                                    Shares  (Note 3)(1)
        ---------------------------------------------------------------
        COMMON STOCK (continued)
        Conglomerates (continued)
          Tomkins, PLC.............................  38,435 $   187,850
          Wesfarmers, Ltd..........................  18,692     516,399
          Wharf Holdings, Ltd......................  60,000     195,691
                                                            -----------
                                                              9,277,331
                                                            -----------
        Consumer Service -- 0.01%
          Noble Group Ltd..........................  40,000      35,486
                                                            -----------
        Drugs -- 7.57%
          Alfresa Holdings Corp....................     800      36,747
          Astellas Pharma, Inc.....................  16,400     584,657
          AstraZeneca, PLC.........................  81,118   3,447,429
          Bayer AG.................................  32,646   1,095,867
          Celesio AG...............................   1,900     156,225
          Chugai Pharmaceutical Co., Ltd...........   8,536     125,804
          CSL, Ltd.................................   9,841     213,957
          Daiichi Pharmaceutical Co., Ltd..........   7,100     159,109
          Eisai Co., Ltd...........................  48,706   1,646,183
          Elan Corp., PLC (Dublin)+................  14,590     111,848
          Elan Corp., PLC (London)+................   4,802      36,683
          GlaxoSmithKline, PLC..................... 291,220   7,190,349
          H. Lundbeck A/S..........................   2,900      72,660
          Hisamitsu Pharmaceutical Co., Inc........  48,000   1,197,291
          Kaken Pharmaceutical Co., Ltd............   3,214      21,005
          Kyowa Hakko Kogyo Co., Ltd...............  10,265      65,188
          Mayne Group, Ltd.........................  31,995     111,554
          MEDICEO Holdings Co., Ltd................   4,100      54,741
          Merck KGaA...............................   2,282     176,428
          Novartis AG.............................. 117,245   5,719,940
          Novo-Nordisk A/S.........................  11,950     615,189
          Omega Pharma SA..........................     981      49,856
          Ono Pharmaceutical Co., Ltd..............  26,000   1,191,259
          Orion Oyj, Class B.......................   3,600      70,144
          Roche Holding AG.........................  34,894   4,395,260
          Sankyo Co., Ltd..........................  12,100     246,105
          Sanofi-Aventis...........................  52,575   4,737,789
          Santen Pharmaceutical Co., Ltd...........   3,000      67,720
          Schering AG..............................   8,198     514,636
          Serono SA................................     291     177,511
          Shionogi & Co., Ltd......................  10,507     144,028
          Suzuken Co., Ltd.........................   1,900      50,466
          Taisho Pharmaceutical Co., Ltd...........   5,000      95,069
          Takeda Pharmaceutical Co., Ltd...........  27,200   1,308,226
          Tanabe Seiyaku Co........................   7,000      72,557
          Tsumura & Co.............................  70,000   1,220,846
          UCB SA...................................   4,348     198,526
                                                            -----------
                                                             37,378,852
                                                            -----------
        Electronics/Electrical Equipment -- 4.14%
          Advantest Corp...........................   2,310     173,188
          Alps Electric Co., Ltd...................   5,449      82,302
          Anritsu Corp.............................   3,000      18,033
          Bang & Olufsen A/S.......................     575      36,981
          Barco NV.................................     557      40,442
          Canon, Inc...............................  23,100   1,249,556
          Dainippon Screen Manufacturing Co., Ltd.. 176,401   1,200,613
          Electrocomponents, PLC...................  21,617     102,330
          Epcos AG+................................   2,433      31,209
          Fanuc, Ltd...............................   5,500     339,159
          Fuji Electric Holdings Co., Ltd..........  17,000      51,663
          Fujikura, Ltd............................  11,000      55,774
          Furukawa Electric, Co., Ltd.+............  19,000      78,570
          Gamesa Corp. Tecnologica SA..............   5,437      73,559
          GN Store Nord A/S........................  10,900     125,162
          Hirose Electric Co., Ltd.................     981     103,955
          Hitachi Cable, Ltd.......................   6,000      25,896
          Hitachi, Ltd.............................  98,849     591,693
          Ibiden Co., Ltd..........................  81,000   2,087,838
          Johnson Electric Holdings, Ltd...........  73,000      68,296

                                                                Value
                                                     Shares  (Note 3)(1)

       -----------------------------------------------------------------
       Electronics/Electrical Equipment (continued)
         Keyence Corp...............................   1,000 $   218,265
         Koninklijke Philips Electronics NV.........  65,364   1,664,605
         Kyocera Corp...............................   5,043     386,992
         Mabuchi Motor Co., Ltd.....................     900      52,061
         Matsushita Electric Industrial Co., Ltd.... 148,000   2,203,452
         Minebea Co., Ltd...........................  11,125      45,192
         Mitsubishi Electric Corp...................  60,000     325,760
         Mitsumi Electric Co., Ltd..................   2,100      22,239
         Murata Manufacturing Co., Ltd..............   6,373     323,411
         NEC Corp...................................  56,441     311,694
         Neopost SA.................................   1,550     138,378
         NGK Insulators, Ltd........................   8,537      88,966
         Nippon Electric Glass Co., Ltd.............   6,000      93,094
         OCE NV.....................................   3,901      56,521
         Oki Electric Industry Co., Ltd.............  16,000      54,255
         Omron Corp.................................   6,584     144,539
         Pioneer Corp...............................   4,711      77,686
         Premier Farnell, PLC.......................  18,027      53,107
         Ricoh Co., Ltd.............................  21,000     341,896
         Sanyo Electric Co., Ltd....................  49,000     133,187
         Schneider Electric SA......................  11,234     825,957
         Secom Co., Ltd.............................   6,659     280,671
         Seiko Epson Corp...........................   3,400     112,944
         Sharp Corp................................. 114,330   1,770,154
         SMC Corp...................................   1,700     179,848
         Sony Corp..................................  28,362   1,057,955
         Stanley Electric Co., Ltd..................   4,700      72,879
         Sumitomo Electric Industries, Ltd..........  23,087     241,747
         Taiyo Yuden Co.............................   4,000      44,396
         TDK Corp...................................   3,600     261,565
         Thomson....................................  12,895     325,910
         Tokyo Seimitsu Co., Ltd....................  28,000   1,125,208
         Toshiba Corp...............................  88,618     363,339
         Ushio, Inc.................................   4,000      77,064
         Venture Corp, Ltd..........................  11,000      98,992
         Vestas Wind Systems A/S+...................   8,094     131,402
         Yamaha Corp................................   5,451      79,518
         Yaskawa Electric Corp.+....................   6,000      33,998
         Yokogawa Electric Corp.....................   6,300      77,675
                                                             -----------
                                                              20,432,741
                                                             -----------
       Finance Companies -- 0.70%
         Aeon Credit Service Co., Ltd...............     900      57,221
         Aiful Corp.................................  19,975   1,464,949
         Cattles, PLC...............................  16,325      94,360
         Credit Saison Co., Ltd.....................   4,854     161,230
         Macquarie Airports.........................  28,700      79,087
         Promise Co., Ltd...........................   2,700     167,700
         Sanyo Shinpan Finance Co., Ltd.............  18,000   1,247,255
         Takefuji Corp..............................   3,380     208,916
                                                             -----------
                                                               3,480,718
                                                             -----------
       Financial Services -- 1.73%
         3I Group, PLC..............................  30,506     383,018
         Acom Co., Ltd..............................   2,209     141,727
         Amvescap, PLC..............................  36,236     212,088
         Australian Stock Exchange, Ltd.............   5,102      87,997
         Babcock & Brown, Ltd.+.....................   7,500      64,640
         Banca Fideuram SpA.........................  14,608      72,100
         Challenger Financial Services Group, Ltd.+.  19,700      49,612
         D. Carnegie & Co. AB.......................   2,200      22,606
         Daiwa Securities Group, Inc................  39,045     246,991
         Deutsche Boerse AG.........................   4,997     367,246
         Euronext NV................................   4,245     143,338
         Fortis.....................................  58,151   1,579,725
         Hellenic Exchanges SA......................   2,300      18,337
         Hitachi Capital Corp.......................   1,600      30,825
         Hong Kong Exchanges & Clearing, Ltd........  52,000     127,290
         ICAP, PLC..................................  24,029     120,006

 May 31, 2005   INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    47
                                       CONTINUED


                                                                  Value
                                                       Shares  (Note 3)(1)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Financial Services (continued)
        Independent Newspapers, Ltd...................   6,343 $    27,799
        Irish Life & Permanent, PLC...................  13,394     222,492
        Jafco Co., Ltd................................   1,000      53,326
        London Stock Exchange, PLC....................  12,643     110,288
        Macquarie Communications Infrastructure Group.  16,144      76,819
        Man Group, PLC................................  14,543     348,148
        Matsui Securities Co., Ltd....................   4,000      46,179
        Mitsubishi Securities+........................   6,000      50,362
        MLP AG........................................   3,014      49,419
        Nikko Cordial Corp............................  48,000     210,041
        Nomura Holdings, Inc..........................  54,200     686,506
        OMX AB+.......................................   3,959      47,758
        ORIX Corp.....................................  15,400   2,215,661
        Perpetual Trustees Australia, Ltd.............   1,937      81,600
        Provident Financial, PLC......................  12,672     154,710
        Sampo Oyj.....................................  19,550     275,914
        Schroders, PLC................................   6,174      84,993
        SFE Corp., Ltd................................   6,651      50,637
        Shinko Securities Co., Ltd....................  15,000      45,746
        Singapore Exchange, Ltd.......................  37,000      42,163
        Tower, Ltd.+..................................  14,175      20,708
        Yamaichi Securities Co., Ltd. ADR+(4)(5)#.....   6,000           0
                                                               -----------
                                                                 8,568,815
                                                               -----------
      Foods -- 3.14%
        Ajinomoto Co., Inc............................  18,807     207,542
        Ariake Japan Co., Ltd.........................     700      16,499
        Axfood AB.....................................   1,500      37,276
        Cadbury Schweppes, PLC........................ 102,927   1,001,602
        Casino Guichard Perrachon SA..................   1,857     138,574
        Colruyt SA....................................     789     114,377
        Compass Group, PLC............................ 107,051     422,188
        Danisco A/S...................................   2,450     168,516
        Delhaize Group................................   3,501     205,354
        East Asiatic Co., Ltd. A/S....................     975      61,104
        Ebro Puleva SA................................   4,300      75,240
        Fyffes, PLC (Dublin)..........................  14,421      40,454
        Fyffes, PLC (London)..........................   1,079       3,098
        Greencore Group, PLC..........................   7,621      31,981
        Groupe Danone.................................  11,982   1,101,681
        House Foods Corp..............................   2,283      32,194
        Iaws Group, PLC+..............................   6,000      89,559
        Katokichi Co., Ltd............................   3,809      26,583
        Kerry Group, PLC..............................   6,457     158,913
        Kesko Oyj, Class B............................   3,230      77,551
        Kikkoman Corp.................................   5,531      50,050
        Meiji Dairies Corp............................   7,000      38,880
        Meiji Seika Kaisha, Ltd.......................   9,975      48,580
        Nestle SA.....................................  20,041   5,273,219
        Nichirei Corp.................................   8,213      30,757
        Nippon Meat Packers, Inc......................   6,000      74,155
        Nisshin Seifun Group, Inc.....................   5,963      58,641
        Nissin Food Products Co., Ltd.................   2,755      72,727
        Orkla ASA.....................................   9,474     322,842
        QP Corp.......................................   3,200      27,833
        Royal Numico NV+..............................   7,434     296,381
        Sodexho Alliance SA...........................   4,738     151,981
        Suedzucker AG.................................   3,039      57,705
        Tate & Lyle, PLC..............................  24,139     207,627
        Toyo Suisan Kaisha, Ltd.......................  93,000   1,458,637
        Unilever NV...................................  28,388   1,882,295
        Unilever, PLC................................. 137,374   1,338,096
        Want Want Holdings, Ltd.......................  20,000      23,572
        Yakult Honsha Co., Ltd........................   3,258      60,049
        Yamazaki Baking Co., Ltd......................   3,513      30,225
                                                               -----------
                                                                15,514,538
                                                               -----------

                                                                 Value
                                                      Shares  (Note 3)(1)

      -------------------------------------------------------------------
      Freight -- 1.52%
        AP Moller - Maersk A/S.......................      60 $  542,412
        Arriva, PLC..................................   9,697     93,631
        Associated British Ports Holdings, PLC.......  15,385    136,228
        Buhrmann NV..................................   5,700     51,764
        ComfortDelGro Corp., Ltd.....................  86,000     87,557
        Compangie Maritime Belge SA..................     868     28,104
        Cosco Corp. Singapore, Ltd.+.................  19,000     20,860
        D/S Torm A/S.................................     700     38,197
        Deutsche Post AG.............................  24,871    583,728
        DSV A/S......................................   1,025     79,459
        Euronav NV...................................   1,043     30,923
        Exel, PLC....................................  14,811    228,138
        Firstgroup, PLC..............................  19,666    113,386
        Frontline, Ltd...............................   2,600    111,372
        Kamigumi Co., Ltd............................   8,135     60,633
        Kawasaki Kisen Kaisha, Ltd...................  14,631     86,483
        Mitsui & Co., Ltd............................ 208,331  1,863,122
        Mitsui OSK Lines, Ltd........................ 273,000  1,635,366
        National Express Group, PLC..................   6,902    108,711
        Neptune Orient Lines, Ltd....................  26,000     52,057
        Nippon Express Co., Ltd......................  24,879    113,140
        Nippon Yusen Kabushiki Kaisha................  32,000    174,130
        Orient Overseas International, Ltd...........   9,900     42,792
        Peninsular and Oriental Steam Navigation Co..  36,929    208,086
        Seino Transportation Co., Ltd................   4,893     42,806
        SembCorp Logistics, Ltd......................  17,588     18,351
        Sojitz Holdings Corp.+.......................   6,000     23,153
        Stagecoach Group, PLC........................  42,284     84,807
        Stolt-Nielsen SA+............................   1,800     60,219
        Toll Holdings, Ltd...........................  12,083    113,795
        TPG NV.......................................  19,082    488,358
        Yamato Transport Co., Ltd....................  11,923    166,255
                                                              ----------
                                                               7,488,023
                                                              ----------
      Hardware & Tools -- 0.02%
        Makita Corp..................................   4,000     78,193
                                                              ----------
      Healthcare -- 0.30%
        Alliance Unichem, PLC........................  12,451    186,231
        Capio AB+....................................   3,800     59,703
        DCA Group, Ltd...............................  20,000     52,356
        Elekta AB, Class B+..........................   1,400     52,842
        Essilor International SA.....................   4,874    334,115
        Fisher & Paykel Healthcare Corp..............  23,996     50,409
        Gambro AB, Series A..........................   8,700    115,104
        Gambro AB, Series B..........................   4,700     62,500
        Hoya Corp....................................   3,200    356,443
        Parkway Holdings, Ltd........................  29,000     31,294
        Phonak Holding AG............................   2,113     77,460
        SSL International, PLC.......................   9,410     47,730
        William Demant Holding+......................   1,346     64,405
                                                              ----------
                                                               1,490,592
                                                              ----------
      Heavy Duty Trucks/Parts -- 0.03%
        Hino Motors, Ltd.............................   8,000     44,298
        Nokian Renkaat Oyj...........................   4,980     88,852
                                                              ----------
                                                                 133,150
                                                              ----------
      Home Builders -- 0.26%
        Barratt Developments, PLC....................  11,923    142,770
        Bellway, PLC.................................   5,581     86,401
        Berkeley Group Holdings, PLC.................   5,400     80,900
        Bovis Homes Group, PLC.......................   5,800     72,097
        Daiwa House Industry Co., Ltd................  16,070    177,166
        Multiplex Group..............................  31,100     59,948
        Persimmon, PLC...............................  13,631    185,143
        Sekisui House, Ltd...........................  16,000    156,739
        Taylor Woodrow, PLC..........................  29,154    167,625
        Wimpey George, PLC...........................  19,394    150,032
                                                              ----------
                                                               1,278,821
                                                              ----------

 48    INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    May 31, 2005
                              CONTINUED


                                                               Value
                                                     Shares (Note 3)(1)
        ---------------------------------------------------------------
        COMMON STOCK (continued)
        Hospital Supplies -- 0.06%
          Fresenius Medical Care AG.................  1,738 $  136,505
          Terumo Corp...............................  5,200    136,285
                                                            ----------
                                                               272,790
                                                            ----------
        Household Products -- 0.64%
          Aderans Co., Ltd..........................  1,100     25,478
          Beiersdorf AG.............................    834     88,983
          Fisher & Paykel Appliances Holdings, Ltd.. 12,446     27,090
          Givaudan SA...............................    349    207,794
          Kao Corp.................................. 16,000    369,582
          L'Oreal SA................................ 15,110  1,096,254
          Oriflame Cosmetics SA SDR.................  1,500     30,531
          Pacific Brands, Ltd....................... 24,985     42,449
          Reckitt Benckiser, PLC.................... 30,559    932,455
          Shiseido Co., Ltd......................... 12,000    144,011
          Societe BIC SA............................  1,546     83,040
          Toto, Ltd.................................  8,771     69,467
          Uni-Charm Corp............................  1,300     52,864
          Waterford Wedgewood, PLC+.................      1          0
                                                            ----------
                                                             3,169,998
                                                            ----------
        Human Resources -- 0.16%
          Adecco SA.................................  6,506    307,834
          Capita Group, PLC......................... 32,872    228,739
          Goodwill Group, Inc.......................     13     24,076
          Meitec Corp...............................  1,116     34,260
          Randstad Holdings NV......................  2,296     82,032
          Vedior NV.................................  8,249    116,983
                                                            ----------
                                                               793,924
                                                            ----------
        Information Processing - Hardware -- 0.65%
          Casio Computer Co., Ltd...................  6,692     93,403
          Logitech International SA+................  2,022    120,049
          Net One Systems Co., Ltd..................     17     46,650
          Nidec Corp................................ 15,680  1,712,237
          Otsuka Corp............................... 15,000  1,168,078
          Wincor Nixdorf AG.........................    750     63,920
                                                            ----------
                                                             3,204,337
                                                            ----------
        Information Processing - Services -- 0.32%
          Atos Origin+..............................  2,825    174,714
          Computershare, Ltd........................ 19,593     86,797
          CSK Corp..................................  2,100     74,531
          Getronics NV.............................. 42,155     69,002
          Indra Sistemas SA.........................  6,750    123,308
          LogicaCMG, PLC............................ 37,298    115,026
          NTT Data Corp.............................     39    124,236
          Obic Co., Ltd.............................    300     52,348
          Rakuten, Inc..............................    126     94,676
          Softbank Corp.............................  7,500    268,757
          Tietoenator Oyj...........................  4,110    126,436
          Wm-data AB................................ 15,471     40,255
          Yahoo Japan Corp..........................    115    230,105
                                                            ----------
                                                             1,580,191
                                                            ----------
        Information Processing - Software -- 0.78%
          Business Objects SA+......................  3,334     95,578
          Dassault Systemes SA......................  2,816    130,576
          Fuji Soft ABC, Inc........................  1,000     29,062
          Hitachi Software Engineering Co., Ltd.....  1,000     16,728
          iSoft Group, PLC.......................... 10,700     77,925
          Misys, PLC................................ 24,586     96,462
          Nomura Research Instutute, Ltd............ 12,700  1,200,499
          Oracle Corp. Japan........................  1,000     39,342
          Sage Group, PLC........................... 63,663    249,655
          SAP AG.................................... 10,965  1,806,673
          Telelogic AB+............................. 11,700     26,417
          Trend Micro, Inc..........................  3,000     93,325
                                                            ----------
                                                             3,862,242
                                                            ----------

                                                              Value
                                                   Shares  (Note 3)(1)

          ------------------------------------------------------------
          Insurance -- 3.99%
            Aegon NV..............................  69,404 $   886,300
            Alleanza Assicurazioni SpA............  21,016     224,543
            Allianz AG............................  17,196   2,024,890
            AMP, Ltd.@............................  92,388     458,313
            Assicurazioni Generali SpA............  47,531   1,443,988
            Aviva, PLC............................ 117,580   1,314,924
            Axa...................................  71,090   1,731,747
            AXA Asia Pacific Holdings, Ltd........  43,263     151,289
            Britannic Group, PLC..................   9,700      89,901
            CNP Assurances........................   1,722     115,455
            Corp. Mapfre SA.......................   5,340      77,728
            Friends Provident, PLC................  91,975     291,588
            ING Groep NV..........................  93,075   2,573,220
            Insurance Australia Group, Ltd........  79,164     348,674
            Legal & General Group, PLC............ 323,079     636,824
            Mediolanum SpA........................  12,615      80,594
            Millea Holdings, Inc..................      46     611,092
            Mitsui Sumitomo Insurance Co., Ltd....  36,996     337,003
            Munchener Rueckversicherungs AG.......   9,122     998,033
            Pohjola Group, PLC, Class D...........   3,050      38,811
            Prudential, PLC....................... 117,978   1,045,984
            QBE Insurance Group, Ltd..............  37,234     411,250
            Riunione Adriatica di Sicurta SpA.....  14,994     289,042
            Royal & Sun Alliance Insurance Group.. 144,643     202,201
            Scor+.................................  34,550      70,550
            Skandia Forsakrings AB................  50,870     280,334
            Sompo Japan Insurance, Inc............  25,000     252,916
            Storebrand ASA........................  11,568      96,309
            Swiss Reinsurance.....................  15,995     989,986
            T&D Holdings, Inc.....................   7,009     351,042
            Topdanmark A/S+.......................   1,000      71,735
            Zurich Financial Services AG+.........   7,152   1,188,057
                                                           -----------
                                                            19,684,323
                                                           -----------
          Leisure & Tourism -- 1.34%
            Accor SA..............................   9,750     449,385
            Amadeus Global Travel Distribution SA.  16,117     145,176
            Amer Group............................   3,550      60,284
            Aristocrat Leisure, Ltd.@.............  15,414     121,379
            Autogrill SpA.........................   5,686      79,027
            Bandai Co., Ltd.......................   2,600      53,704
            Carnival, PLC.........................   8,465     465,258
            Creative Technology, Ltd..............   2,750      21,879
            EMI Group, PLC........................  39,219     177,613
            Enterprise Inns, PLC..................  17,357     244,750
            First Choice Holidays, PLC............  22,200      72,891
            Hilton Group, PLC.....................  78,789     406,684
            Hyatt Regency SA......................   2,090      23,806
            Intercontinental Hotels Group, PLC....  30,823     356,910
            Konami Corp...........................   2,861      56,955
            Kuoni Reisen Holding+.................     141      55,892
            Lottomatica SpA.......................   1,600      53,490
            Mitchells & Butlers, PLC..............  25,610     150,205
            Namco, Ltd............................   2,368      32,021
            NH Hoteles SA+........................   3,859      48,972
            Nintendo Co., Ltd.....................   3,000     317,440
            OPAP SA...............................   7,920     213,144
            Oriental Land Co., Ltd................   1,571      93,079
            Power Leisure, Ltd....................   3,000      52,791
            Punch Taverns, PLC....................  12,436     154,009
            Sankyo Co., Ltd. Gunma................   1,500      65,238
            Sega Sammy Holdings, Inc..............   2,000     115,074
            Shangri-La Asia, Ltd..................  52,000      78,221
            Shimano, Inc..........................   2,440      70,851
            Sky City Entertainment Group, Ltd.....  20,757      62,691
            Skylark Co., Ltd......................   2,600      40,740
            TABCORP Holdings, Ltd.................  25,849     305,475
            Toho Co., Ltd.........................   4,400      61,741
            TUI AG................................   7,990     197,940

 May 31, 2005   INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    49
                                       CONTINUED


                                                                   Value
                                                        Shares  (Note 3)(1)
     ----------------------------------------------------------------------
     COMMON STOCK (continued)
     Leisure & Tourism (continued)
       UNiTAB, Ltd.....................................   5,959 $   60,311
       Whitbread, PLC..................................  14,821    244,976
       William Hill, PLC...............................  19,586    175,902
       Yamaha Motor Co., Ltd...........................  67,700  1,231,877
                                                                ----------
                                                                 6,617,781
                                                                ----------
     Machinery -- 1.23%
       Alfa Laval AB...................................   4,700     70,720
       Alstom+......................................... 218,398    198,750
       Amada Co., Ltd..................................  10,863     73,697
       Andritz AG......................................     500     43,559
       Atlas Copco AB, Series A........................   5,584     85,134
       Atlas Copco AB, Series B........................   3,485     48,923
       Atlas Copco AB, Series A Redemption Shares+.....   5,328     14,321
       Atlas Copco AB, Series B Redemption Shares+.....   3,295      8,856
       BBA Group, PLC..................................  22,412    122,049
       Ebara Corp......................................   9,000     32,351
       FKI, PLC........................................  28,915     50,681
       Glory, Ltd......................................   2,000     33,851
       Heidelberger Druckmaschinen AG+.................   2,550     78,761
       Hitachi Construction Machinery Co., Ltd.........   3,100     36,603
       IMI, PLC........................................  17,620    131,939
       Ishikawajima-Harima Heavy Industries Co., Ltd.+.  34,596     49,182
       KCI Konecranes Oyj..............................     700     28,553
       Komatsu, Ltd.................................... 197,000  1,471,831
       Komori Corp.....................................   1,905     28,901
       Kone Oyj........................................   1,880    155,338
       Kubota Corp.....................................  33,000    182,258
       MAN AG..........................................   7,001    309,060
       Metso Oyj.......................................   5,050    101,152
       Mitsubishi Heavy Industries, Ltd................  93,000    239,526
       NSK, Ltd........................................  14,077     68,120
       NTN Corp........................................  12,277     66,330
       RHI AG+.........................................     983     27,091
       Rieter Holding AG...............................     222     60,050
       Sandvik AB......................................  10,000    393,987
       SIG Holding AG..................................     350     74,404
       Sulzer AG.......................................     180     74,729
       Sumitomo Heavy Industries, Ltd..................  17,000     83,806
       Techtronic Industries Co........................  46,500    103,829
       THK Co., Ltd....................................   3,200     64,621
       Toyoda Machine Works, Ltd....................... 125,000  1,205,529
       Toyota Industries Corp..........................   6,000    161,027
       Wartsila Oyj....................................   2,850     85,690
                                                                ----------
                                                                 6,065,209
                                                                ----------
     Medical Technology -- 0.34%
       Cochlear, Ltd...................................   2,696     65,616
       Coloplast A/S...................................   1,323     74,577
       Getinge AB......................................   8,800    127,691
       Nobel Biocare Holding AG........................   1,150    229,135
       Novozymes A/S, Series B.........................   2,700    131,022
       Qiagen NV+......................................   6,851     82,727
       Smith & Nephew, PLC.............................  46,612    460,155
       Sonic Healthcare, Ltd...........................  12,202    106,586
       Straumann Holding AG............................     385     77,572
       Synthes, Inc....................................   2,283    250,569
       Zeltia SA.......................................   7,476     60,230
                                                                ----------
                                                                 1,665,880
                                                                ----------
     Metals -- 2.08%
       Acerinox SA.....................................   9,149    131,900
       Alumina, Ltd....................................  57,725    239,795
       Anglo American, PLC.............................  70,480  1,679,434
       Arcelor.........................................  25,418    506,664
       Assa Abloy AB...................................  14,600    191,729
       Bekaert SA......................................     712     52,835
       BHP Billiton, Ltd............................... 177,845  2,228,012

                                                                     Value
                                                         Shares   (Note 3)(1)

  ---------------------------------------------------------------------------
  Metals (continued)
    BlueScope Steel, Ltd...............................    35,473 $   216,194
    Boehler-Uddeholm AG................................       410      52,923
    Corus Group, PLC+..................................   220,339     181,778
    Cumerio+...........................................     1,126      15,519
    Daido Steel Co., Ltd...............................    11,000      44,999
    Hoganas AB, Class B................................     1,400      36,867
    JFE Holding, Inc...................................    73,100   1,836,535
    Kobe Steel, Ltd....................................    83,000     144,716
    NEOMAX Co., Ltd....................................    50,000   1,123,580
    Nippon Steel Corp..................................   187,389     436,933
    Nisshin Steel Co., Ltd.............................    26,000      63,243
    OneSteel, Ltd......................................    27,858      53,024
    Rautaruukki Oyj....................................     4,300      60,753
    SKF AB Series B....................................    19,192     197,197
    SKF AB, Series B Redemption Shares+................     4,423      14,801
    Ssab Svenskt Stal AB, Series A.....................     2,600      63,222
    Ssab Svenskt Stal AB, Series B.....................     1,200      28,217
    Sumitomo Metal Industries, Ltd.....................   125,000     209,990
    ThyssenKrupp AG....................................    17,886     328,279
    Tokyo Steel Manufacturing Co., Ltd.................     4,000      52,849
    Viohalco, Hellenic Copper and Aluminum Industry SA.     5,450      34,698
    Voestalpine AG.....................................       984      66,318
                                                                  -----------
                                                                   10,293,004
                                                                  -----------
  Mining -- 1.16%
    BHP Billiton, PLC..................................   122,575   1,478,083
    Dowa Mining Co., Ltd...............................     9,000      58,057
    Iluka Resources, Ltd...............................    11,566      53,679
    Mitsubishi Materials Corp..........................    30,000      65,702
    Mitsui Mining & Smelting Co., Ltd..................    17,977      77,963
    Newcrest Mining, Ltd...............................    16,394     164,258
    Nippon Light Metal Co., Ltd........................    15,000      36,125
    Outokumpu Oyj......................................     4,800      66,124
    Rio Tinto, Ltd.....................................    15,502     495,940
    Rio Tinto, PLC.....................................    53,031   1,580,457
    Sumitomo Metal Mining Co., Ltd.....................   187,341   1,200,335
    Umicore............................................     1,200      94,305
    WMC Resources, Ltd.................................    58,197     342,154
                                                                  -----------
                                                                    5,713,182
                                                                  -----------
  Multimedia -- 0.68%
    APN News & Media, Ltd..............................    14,380      55,392
    Lagardere SCA......................................     5,949     423,384
    Pearson, PLC.......................................    39,861     476,916
    Promotora de Informaciones SA......................     3,804      74,581
    Publishing & Broadcasting, Ltd.....................     6,577      75,534
    Reuters Group, PLC.................................    71,278     500,733
    Seat Pagine Gialle SpA+............................   201,532      81,919
    Telecom Italia Media SpA+..........................    72,356      34,214
    Tokyo Broadcasting System, Inc.....................     1,200      20,164
    Vivendi Universal SA...............................    53,260   1,621,697
                                                                  -----------
                                                                    3,364,534
                                                                  -----------
  Oil & Gas -- 7.73%
    Australian Gas Light Co., Ltd.@....................    22,674     237,781
    BG Group, PLC......................................   175,616   1,330,324
    BP, PLC@........................................... 1,063,594  10,653,504
    Caltex Australia, Ltd..............................     6,700      76,033
    Centrica, PLC......................................   185,606     783,179
    ENI SpA............................................   129,277   3,312,990
    Gas Natural SDG SA.................................     8,895     249,235
    Hellenic Petroleum SA..............................     5,314      51,129
    IHC Caland NV......................................     1,666     106,801
    Lundin Petroleum AB+...............................     8,000      57,803
    Neste Oil OYJ+.....................................     6,150     137,357
    NGC Holdings, Ltd..................................     7,697      18,023
    Nippon Mining Holdings, Inc........................    23,000     125,517
    Nippon Oil Corp....................................    39,000     254,707

 50    INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    May 31, 2005
                              CONTINUED


                                                             Value
                                                  Shares  (Note 3)(1)
           ----------------------------------------------------------
           COMMON STOCK (continued)
           Oil & Gas (continued)
             Norsk Hydro ASA.....................   7,064 $   574,029
             OMV AG+.............................     819     287,268
             Origin Energy, Ltd..................  39,104     210,825
             Osaka Gas Co., Ltd..................  62,188     192,298
             Petroleum Geo-Services ASA+.........     940      63,826
             ProSafe ASA.........................   1,700      51,081
             Repsol YPF SA.......................  45,477   1,135,201
             Royal Dutch Petroleum Co............ 102,866   5,986,543
             Santos, Ltd.........................  29,084     221,622
             Shell Transport & Trading Co., PLC@. 477,324   4,142,986
             Showa Shell Sekiyu KK...............   5,300      51,346
             Singapore Petroleum Co., Ltd........   6,000      14,831
             Smedvig ASA, Class A................   1,800      31,627
             Statoil ASA.........................  32,600     571,319
             Stolt Offshore SA+..................   9,500      72,779
             Technip SA..........................   1,077      47,569
             Teikoku Oil Co., Ltd................   6,711      45,234
             Tokyo Gas Co., Ltd..................  69,077     270,824
             TonenGeneral Sekiyu KK..............  10,000     106,576
             Total SA, Class B@..................  28,385   6,272,109
             Woodside Petroleum, Ltd.............  23,177     432,439
                                                          -----------
                                                           38,176,715
                                                          -----------
           Paper/Forest Products -- 0.46%
             Amcor, Ltd.@........................  43,688     223,024
             Billerud AB.........................   2,700      32,468
             Carter Holt Harvey, Ltd.............  32,492      40,898
             Holmen AB, Series B.................   2,700      72,556
             Mayr-Melnhof Karton AG..............     209      29,792
             Nippon Paper Group, Inc.............      29     112,692
             Norske Skogindustrier ASA...........   5,700      87,577
             OJI Paper Co., Ltd..................  24,528     129,788
             PaperlinX, Ltd......................  22,151      38,933
             Rexam, PLC..........................  27,362     239,933
             Stora Enso Oyj......................  31,000     408,026
             Svenska Cellulosa AB................   9,600     326,237
             UPM-Kymmene Oyj.....................  26,044     505,465
                                                          -----------
                                                            2,247,389
                                                          -----------
           Photography -- 0.20%
             AGFA-Gevaert NV.....................   4,796     137,238
             Fuji Photo Film Co., Ltd............  14,973     464,098
             Konica Minolta Holdings, Inc........  14,336     128,222
             Nikon Corp..........................   9,485     105,137
             Olympus Corp........................   7,206     140,664
                                                          -----------
                                                              975,359
                                                          -----------
           Pollution Control -- 0.01%
             Tomra Systems ASA...................   8,700      37,435
             Waste Management NZ, Ltd............   4,951      21,451
                                                          -----------
                                                               58,886
                                                          -----------
           Publishing -- 0.67%
             Arnoldo Mondadori Editore SpA.......   5,798      55,998
             Daily Mail & General Trust..........  14,956     182,842
             Emap, PLC...........................  12,773     186,568
             Eniro AB............................   7,823      89,005
             Gruppo Editoriale L'Espresso SpA....   8,595      49,088
             Independent News & Media, PLC.......  27,660      85,075
             John Fairfax Holdings, Ltd..........  45,792     144,134
             Reed Elsevier NV....................  34,917     483,635
             Reed Elsevier, PLC..................  63,262     603,327
             Schibsted ASA.......................   2,450      64,700
             SCMP Group, Ltd.....................  48,372      21,134
             Singapore Press Holdings, Ltd.......  78,250     202,660
             Trinity Mirror, PLC.................  14,663     165,888
             United Business Media, PLC..........  16,697     151,639
             VNU NV..............................  11,972     325,225

                                                                Value
                                                     Shares  (Note 3)(1)

        ----------------------------------------------------------------
        Publishing (continued)
          Wolters Kluwer NV.........................  14,045 $  246,389
          Yell Group, PLC...........................  34,953    259,485
                                                             ----------
                                                              3,316,792
                                                             ----------
        Railroads & Equipment -- 0.35%
          Central Japan Railway Co..................      28    224,990
          East Japan Railway Co.....................     104    515,465
          Keihin Electric Express Railway Co., Ltd..  14,582     88,939
          Keio Electric Railway Co., Ltd............  17,000     91,816
          Keisei Electric Railway Co., Ltd..........   8,000     38,697
          Kintetsu Corp.............................  47,072    140,125
          MTR Corp..................................  67,000    123,253
          Odakyu Electric Railway Co. Ltd...........  20,000    105,971
          RT Group, PLC+(4)(5)......................  10,000        909
          SMRT Corp., Ltd...........................  30,000     19,247
          Tobu Railway Co., Ltd.....................  24,624     90,954
          Tokyu Corp................................  27,426    121,880
          West Japan Railway Co.....................      53    181,006
                                                             ----------
                                                              1,743,252
                                                             ----------
        Real Estate -- 2.40%
          Allgreen Properties, Ltd..................  24,000     15,507
          British Land Co., PLC.....................  25,741    407,118
          Brixton, PLC..............................  12,700     84,924
          CapitaLand, Ltd...........................  51,000     70,871
          Castellum AB..............................   1,950     75,217
          Centro Properties Group...................  38,729    162,160
          CFS Gandel Retail Trust...................  75,025     93,963
          Cheung Kong Holdings, Ltd.................  74,562    680,188
          City Developments, Ltd....................  24,000     98,486
          Commonwealth Property Office Fund.........  66,290     65,529
          Daito Trust Construction Co., Ltd.........   2,453     92,336
          DB RREEF Trust............................ 123,866    128,050
          Fabege AB.................................   3,800     76,612
          Gecina SA.................................   1,697    204,149
          General Property Trust....................  90,156    239,817
          Great Portland Estates, PLC...............   8,069     52,756
          Hammerson, PLC............................  13,770    226,841
          Hang Lung Properties, Ltd.................  91,000    132,069
          Henderson Land Development Co., Ltd.......  37,000    168,736
          Hopewell Holdings.........................  30,000     74,078
          Hysan Development Co., Ltd................  32,000     64,948
          IMMOFINANZ Immobilien Anlagen AG+.........  16,661    150,486
          ING Industrial Fund.......................  32,425     52,606
          Inmobiliaria Colonial.....................   1,600     82,814
          Investa Property Group....................  74,142    108,213
          IVG Immobilen AG..........................   3,500     63,527
          Keppel Land, Ltd..........................  18,000     24,629
          Kerry Properties, Ltd.....................  24,000     52,786
          Klepierre.................................   1,147    107,964
          Land Securities Group, PLC................  23,245    603,056
          Lend Lease Corp., Ltd.....................  17,822    163,972
          Leopalace21 Corp..........................   3,700     56,363
          Liberty International, PLC................  11,984    213,005
          Macquarie Goodman Group...................  57,277    172,811
          Metrovacesa SA............................   2,031    123,106
          Mirvac Group..............................  42,016    105,793
          Mitsubishi Estate Co., Ltd................  33,750    363,226
          Mitsui Fudosan Co., Ltd...................  25,000    279,182
          PSP Swiss Property+.......................   1,900     83,786
          Sacyr Vallehermoso SA.....................   5,288    106,585
          Singapore Land, Ltd.......................   6,000     18,708
          Sino Land Co..............................  76,000     77,355
          Slough Estates, PLC.......................  20,831    194,658
          Stockland.................................  64,294    267,713
          Sumitomo Realty & Development Co., Ltd.... 123,000  1,326,672
          Sun Hung Kai Properties, Ltd..............  65,395    622,224
          Tokyo Tatemono Co., Ltd...................   7,000     48,629
          Tokyu Land Corp...........................  11,000     48,017

 May 31, 2005   INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    51
                                       CONTINUED


                                                              Value
                                                   Shares  (Note 3)(1)
          ------------------------------------------------------------
          COMMON STOCK (continued)
          Real Estate (continued)
            Unibail...............................   2,252 $   286,676
            United Overseas Land, Ltd.............  20,000      26,365
            Urban Corp............................  49,000   1,803,372
            Westfield Group.......................  71,439     904,465
            Wihlborgs Fastigheter AB+.............   4,000      94,074
            Wing Tai Holdings, Ltd................  24,000      12,809
                                                           -----------
                                                            11,860,002
                                                           -----------
          Real Estate Investment Trusts -- 0.17%
            Ascendas Real Estate Investment Trust.  44,000      57,181
            CapitaMall Trust......................  33,000      47,052
            Cofinimmo SA..........................     285      45,275
            Corio NV..............................   2,005     110,712
            Japan Real Estate Investment Corp.....      10      80,121
            Japan Retail Fund Investment Corp.....       8      65,064
            Kiwi Income Property Trust(2).........  35,100      29,152
            Nippon Building Fund, Inc.............       9      81,917
            Rodamco Europe NV.....................   2,227     171,259
            Suntec Real Estate Investment Trust...  42,000      31,992
            Wereldhave NV.........................   1,033     105,190
                                                           -----------
                                                               824,915
                                                           -----------
          Retail -- 3.70%
            Aeon Co., Ltd.........................  20,030     308,653
            Altana AG.............................   3,486     207,441
            Aoyama Trading Co., Ltd...............   1,800      43,586
            Boots Group, PLC......................  36,452     401,107
            Bulgari SpA...........................   7,364      82,213
            Carrefour SA..........................  28,008   1,387,239
            Circle K Sunkus Co., Ltd..............   1,400      31,423
            Citizen Watch Co., Ltd................   8,647      75,539
            Coles Myer, Ltd.......................  58,418     401,404
            Compagnie Financiere Richemont AG(2)..  24,630     749,057
            D'ieteren SA..........................     138      27,416
            Daimaru, Inc..........................   7,477      64,036
            Dixons Group, PLC.....................  94,603     259,461
            Douglas Holding AG....................   1,649      55,808
            FamilyMart Co., Ltd...................   1,956      56,691
            Fast Retailing Co., Ltd...............   1,600      84,477
            Folli - Follie SA.....................     820      22,703
            Germanos SA...........................   1,410      44,068
            Gigas K's Denki Corp..................  49,200   1,151,861
            Giordano International, Ltd...........  74,000      47,483
            Grafton Group, PLC (Dublin)+..........   6,159      71,470
            Grafton Group, PLC (London)+..........   4,712      55,094
            GUS, PLC..............................  49,845     766,174
            Hankyu Department Stores, Inc.........   4,120      24,738
            Harvey Norman Holdings, Ltd...........  26,265      48,500
            Hellenic Duty Free Shops SA...........     920      15,167
            Hennes & Mauritz AB, Class B..........  23,543     831,850
            HMV Group, PLC........................  20,129      83,247
            Inditex SA............................  10,835     307,264
            Isetan Co., Ltd.......................   5,494      70,560
            Ito-Yokado Co., Ltd...................  10,267     346,882
            J Sainsbury, PLC......................  67,558     350,641
            Jeronimo Martins SA...................   1,876      26,203
            KarstadtQuelle AG+....................   3,290      36,554
            Kesa Electricals, PLC.................  26,300     128,007
            Kingfisher, PLC....................... 116,603     544,189
            Koninklijke Ahold NV+.................  77,194     581,722
            Lawson, Inc...........................  32,800   1,192,765
            Marks & Spencer Group, PLC............  82,234     504,119
            Marui Co., Ltd........................   9,696     134,763
            Matsumotokiyoshi Co., Ltd.............   1,300      33,918
            Metro AG..............................   7,243     360,807
            Mitsukoshi, Ltd.......................  13,000      55,721
            Next, PLC.............................  12,948     338,532
            Nitori Co., Ltd.......................     600      39,594

                                                                       Value
                                                            Shares  (Note 3)(1)

 ------------------------------------------------------------------------------
 Retail (continued)
   Pinault-Printemps-Redoute SA............................   3,344 $   331,026
   Ryohin Keikaku Co., Ltd.................................     800      36,312
   Seven-Eleven Japan Co., Ltd.............................  11,300     318,612
   Shimachu Co., Ltd.......................................   1,497      37,239
   Shimamura Co., Ltd......................................     700      54,052
   Signet Group, PLC.......................................  86,210     160,892
   Sonae SGPS SA...........................................  44,699      65,434
   Swatch Group AG.........................................   2,725      74,508
   Swatch Group AG, Class B................................   1,663     219,782
   Takashimaya Co., Ltd....................................   9,000      75,378
   Tesco, PLC.............................................. 385,155   2,189,750
   UNY Co., Ltd............................................   5,295      57,443
   Valora Holding AG+......................................     178      39,067
   Warehouse Group, Ltd....................................   6,829      15,649
   Woolworths, Ltd.........................................  51,866     628,181
   Yamada Denki Co., Ltd...................................  28,400   1,541,604
                                                                    -----------
                                                                     18,295,076
                                                                    -----------
 Semiconductors -- 0.53%
   ARM Holdings, PLC.......................................  67,060     131,606
   ASM Pacific Technology, Ltd.............................   9,000      39,767
   ASML Holding NV+........................................  24,017     386,163
   Chartered Semiconductor Manufacturing, Ltd.+............  49,000      35,362
   Elpida Memory, Inc.+....................................   2,000      70,576
   Fujitsu, Ltd............................................  54,448     297,245
   Infineon Technologies AG+...............................  31,559     277,555
   Micronas Holding AG+....................................   1,610      60,290
   Nec Electronics Corp....................................   1,200      57,189
   Rohm Co., Ltd...........................................   3,308     308,490
   Sanken Electric Co., Ltd................................   4,000      54,591
   Solomon Systech International, Ltd......................  94,000      35,037
   STATS ChipPAC, Ltd.+....................................  63,000      45,624
   STMicroelectronics NV...................................  31,456     485,808
   Tokyo Electron, Ltd.....................................   4,900     272,841
   Unaxis Holding AG.......................................     561      78,613
                                                                    -----------
                                                                      2,636,757
                                                                    -----------
 Telecommunications -- 7.12%
   Alcatel SA+.............................................  61,551     672,104
   Belgacom SA.............................................   8,084     276,517
   BT Group, PLC........................................... 423,194   1,638,373
   Cable & Wireless, PLC................................... 116,821     284,225
   Cosmote Mobile Telecommunications SA....................   6,610     119,033
   Datacraft Asia, Ltd.+...................................  12,000      12,777
   Deutsche Telekom AG..................................... 135,518   2,517,627
   Eircom Group, PLC.......................................  27,554      62,734
   Elisa Corp., Class A....................................   7,050     105,347
   France Telecom SA.......................................  73,520   2,077,715
   Hellenic Telecommunications Organization SA.............  12,195     219,083
   Hikari Tsushin, Inc.....................................   1,000      59,796
   Hutchison Telecommunications International, Ltd.+.......  67,000      63,001
   Intracom SA.............................................   4,242      21,630
   Kudelski SA+............................................   1,745      61,368
   Marconi Corp, PLC+......................................  10,351      56,505
   Mobistar SA.............................................   1,408     112,626
   Nippon Telegraph and Telephone Corp.....................     159     650,860
   Nokia Oyj............................................... 231,622   3,903,423
   NTT DoCoMo, Inc.........................................     538     803,730
   PCCW, Ltd............................................... 182,657     111,163
   Portugal Telecom, SGPS SA...............................  37,658     385,825
   PT Multimedia Servicos de Telecomunicacoes e Multimedia
    SGPS SA................................................   1,948      41,392
   Royal KPN NV............................................ 104,124     825,916
   Singapore Telecommunications, Ltd....................... 329,790     513,574
   SmarTone Telecommunications Holding, Ltd................  14,500      16,117
   Swisscom AG.............................................   1,150     384,904
   Tandberg ASA............................................   6,600      70,543
   TDC A/S.................................................   9,670     426,684
   Tele2 AB................................................   5,275      50,479

 52    INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    May 31, 2005
                              CONTINUED


                                                                        Value
                                                            Shares   (Note 3)(1)
--------------------------------------------------------------------------------
COMMON STOCK (continued)
Telecommunications (continued)
  Tele2 AB, Series B Redemption Shares+...................     4,775 $     6,385
  Telecom Corp. of New Zealand, Ltd.......................    96,797     406,633
  Telecom Italia SpA......................................   417,872   1,341,032
  Telecom Italia SpA RNC..................................   287,868     761,259
  Telefonaktiebolaget LM Ericsson, Class B................   736,000   2,314,659
  Telefonica Publicidad e Informacion SA..................     8,231      69,399
  Telefonica SA...........................................   221,529   3,708,338
  Telekom Austria AG......................................    17,383     324,133
  Telenor ASA.............................................    39,000     310,892
  TeliaSonera AB..........................................    92,568     456,607
  Telstra Corp., Ltd......................................   105,064     397,899
  TIM SpA.................................................    63,153     351,006
  Tiscali SpA+............................................    11,717      34,926
  Uniden Corp.............................................     2,000      29,948
  Vodafone Group, PLC..................................... 3,220,937   8,114,215
                                                                     -----------
                                                                      35,172,402
                                                                     -----------
Textile - Products -- 0.12%
  Kuraray Co., Ltd........................................    11,461     101,580
  Mitsubishi Rayon Co., Ltd...............................    17,042      68,746
  Nisshinbo Industries, Inc...............................     5,532      42,499
  Teijin, Ltd.............................................    26,277     115,435
  Texwinca Holdings, Ltd..................................    30,000      24,262
  Toray Industries, Inc...................................    40,992     182,422
  Toyobo Co., Ltd.........................................    19,876      45,034
                                                                     -----------
                                                                         579,978
                                                                     -----------
Tobacco -- 1.20%
  Altadis SA..............................................    13,363     547,655
  British American Tobacco, PLC...........................    79,709   1,515,780
  Gallaher Group, PLC.....................................    32,500     500,646
  Imperial Tobacco Group, PLC.............................    36,170     977,874
  Japan Tobacco, Inc......................................       167   2,182,101
  Swedish Match AB........................................    16,599     190,075
                                                                     -----------
                                                                       5,914,131
                                                                     -----------
Utilities - Electric -- 3.27%
  Chubu Electric Power Co., Inc...........................    18,000     417,451
  CLP Holdings, Ltd.......................................    89,500     511,208
  Contact Energy, Ltd.....................................    14,321      71,005
  E. ON AG................................................    30,932   2,677,664
  Edison SpA+.............................................    41,273      93,216
  Electrabel SA...........................................     1,362     599,751
  Electric Power Development Co...........................     4,300     121,918
  Endesa SA...............................................    47,326   1,028,017
  Enel SpA................................................   181,887   1,633,016
  Energias de Portugal SA.................................    90,898     230,558
  Fortum Oyj..............................................    17,200     260,755
  Hokkaido Electric Power Co, Inc.........................     5,500     110,836
  HongKong Electric Holdings, Ltd.........................    69,000     304,695
  Iberdrola SA............................................    40,299   1,028,605
  International Power, PLC+...............................    73,168     257,675
  Kansai Electric Power Co., Inc..........................    23,700     460,350
  Kyushu Electric Power Co., Inc..........................    11,700     243,118
  National Grid Transco, PLC..............................   153,465   1,503,520
  Public Power Corp.+.....................................     5,190     128,198
  RWE AG, Class A.........................................    20,796   1,269,300
  Scottish & Southern Energy, PLC.........................    42,653     760,154
  Scottish Power, PLC.....................................    92,612     779,337
  Terna SpA...............................................    64,562     169,543
  Tohoku Electric Power Co., Inc..........................    13,116     263,254
  Tokyo Electric Power Co., Inc...........................    35,200     824,728
  Union Fenosa SA.........................................    10,592     318,676
  Verbund - Oesterreichische Elektrizitatswirtschafts AG,
   Class A................................................       383      98,973
                                                                     -----------
                                                                      16,165,521
                                                                     -----------

                                                    Shares/
                                                   Principal     Value
                                                    Amount    (Note 3)(1)

      --------------------------------------------------------------------
      Utilities - Gas, Distribution -- 0.14%
        Alinta, Ltd...............................     12,273 $     91,493
        Hong Kong & China Gas.....................    180,400      363,927
        Snam Rete Gas SpA.........................     48,547      259,710
                                                              ------------
                                                                   715,130
                                                              ------------
      Water Services -- 0.56%
        Kelda Group, PLC..........................     18,656      218,261
        Kurita Water Industries, Ltd..............      3,510       52,123
        Severn Trent, PLC.........................     17,183      315,715
        Sociedad General de Aguas de Barcelona SA.      2,862       57,668
        Suez SA...................................     40,546    1,089,656
        Suez SA Strip VVPR+.......................      7,500           92
        United Utilities, PLC.....................     27,739      341,478
        United Utilities, PLC, Class A............     15,361      138,851
        Veolia Environnement......................     15,139      570,481
                                                              ------------
                                                                 2,784,325
                                                              ------------
      Total Common Stock
         (Cost $434,397,328)......................             460,403,383
                                                              ------------
      PREFERRED STOCK -- 0.21%
      Automotive -- 0.09%
        Porsche AG 0.64%..........................        391      271,669
        Volkswagen AG 4.72%.......................      5,227      168,281
                                                              ------------
                                                                   439,950
                                                              ------------
      Chemical -- 0.05%
        Henkel KGaA...............................      2,949      271,191
                                                              ------------
      Hospital Supplies -- 0.02%
        Fresenius Medical Care AG 2.88%...........      1,303       79,922
                                                              ------------
      Machinery -- 0.02%
        Schindler Holding AG 1.95%................        256       91,908
                                                              ------------
      Multimedia -- 0.01%
        ProSieben Sat.1 Media AG 2.11%............      4,075       67,374
                                                              ------------
      Utilities - Electric -- 0.02%
        RWE AG 4.58%..............................      1,938      102,773
                                                              ------------
      Total Preferred Stock
         (Cost $935,499)..........................               1,053,118
                                                              ------------
      RIGHTS -- 0.00%
      Broadcasting -- 0.00%
        Sogecable SA+
         Expires 6/07/05..........................      1,823          763
                                                              ------------
      Metals -- 0.00%
        Boehler-Uddeholm AG(5)
         Expires 6/02/05..........................        371            0
                                                              ------------
      Total Rights
         (Cost $0)................................                     763
                                                              ------------
      EXCHANGE-TRADED FUNDS -- 1.09%
      Financial Services -- 1.09%
         iShares MSCI EAFE Index Fund.............     27,600    4,276,620
         iShares MSCI Japan Index Fund#...........    110,900    1,122,308
                                                              ------------
                                                                 5,398,928
                                                              ------------
      Total Exchange-Traded Funds
         (Cost $5,460,243)........................               5,398,928
                                                              ------------
      FOREIGN BONDS & NOTES -- 0.01%
      Oil & Gas -- 0.01%
        Transco Holdings, PLC:
         4.19% due 12/14/22....................... GBP  5,000       12,400
         5.80% due 12/14/09(3).................... GBP  5,000        9,248
         7.00% due 12/16/24....................... GBP  5,000       10,853
                                                              ------------
                                                                    32,501
                                                              ------------
      Total Foreign Bonds & Notes
         (Cost $20,878)...........................                  32,501
                                                              ------------
      Total Long-Term Investment Securities
         (Cost $440,813,948)......................             466,888,693
                                                              ------------

 May 31, 2005   INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS -    53
                                       CONTINUED



                                                             Shares/
                                                            Principal        Value
                                                             Amount       (Note 3)(1)
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT SECURITIES -- 2.01%
Collective Investment Pool -- 1.86%
  Securities Lending Quality Trust(6)....................  $ 9,196,573   $  9,196,573
                                                                         ------------
Government Obligations -- 0.15%
  United States Treasury Bills:
   2.54% due 6/30/05@....................................       80,000         79,837
   2.65% due 6/23/05@....................................      600,000        599,032
   2.73% due 6/23/05@....................................       20,000         19,967
   2.76% due 6/23/05@....................................       10,000          9,983
                                                                         ------------
                                                                              708,819
                                                                         ------------
Total Short-Term Investment Securities
   (Cost $9,905,392).....................................    9,905,392      9,905,392
                                                                         ------------
REPURCHASE AGREEMENT -- 4.01%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $19,820,541 and
   collateralized by Federal Home Loan Mtg. Corp. Notes,
   bearing interest at 3.88%, due 01/12/09 and having an
   approximate value of $20,418,444
   (Cost $19,819,000)@...................................   19,819,000     19,819,000
                                                                         ------------
TOTAL INVESTMENTS
   (Cost $470,538,340)(7)................................       100.54%   496,613,085
Liabilities in excess of other assets....................        (0.54)%   (2,668,223)
                                                          ------------   ------------
NET ASSETS --                                                   100.00%  $493,944,862
                                                          ============   ============

--------
ADR American Depository Receipt
SDR Swedish Depository Receipt
VVPR Reduced tax rate shares
+   Non-income producing security
@   The security or a portion thereof represents collateral for open futures contracts.
#   The security or a portion thereof is out on loan (see Note 3).
(1) A substantial number of the Fund's holdings were valued using fair value procedures at May 31, 2005. At May 31, 2005, the aggregate value of these securities was $461,075,144 representing 93.35% of net assets. See Note 3 regarding fair value pricing procedures for foreign equity securities.
(2) Consists of more than one class of securities traded together as a unit.
(3) Floating rate security where the rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of May 31, 2005.
(4) Fair valued security (see Note 3).
(5) Illiquid security
(6) The security is purchased with the cash collateral received from securities loaned (see Note 3).
(7) See Note 6 for cost of investments on a tax basis.

Open Futures Contracts
--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                      Expiration  Value at  Value as of   Appreciation
Contracts     Description         Date    Trade Date May 31, 2005 (Depreciation)
--------------------------------------------------------------------------------
  1 Long  IBEX 35 Index....... June 2005  $  113,258  $  116,567     $  3,309
  3 Long  DAX Index........... June 2005     397,202     415,246       18,044
  3 Long  Amsterdam Index..... June 2005     261,952     270,299        8,347
 20 Long  OMX 230 Index....... June 2005     212,383     214,800        2,417
  6 Long  MSCI Singapore Index June 2005     184,921     185,282          361
  4 Long  Hang Seng Index..... June 2005     348,823     357,410        8,587
  2 Long  S&P/MIB Index....... June 2005     384,355     392,465        8,110
 14 Long  FTSE 100 Index...... June 2005   1,250,779   1,266,599       15,820
 13 Long  CAC 40 10 Euro Index June 2005     632,624     659,566       26,942
420 Long  MSCI Pan Euro Index. June 2005   9,253,834   9,511,027      257,193
 17 Long  SPI 200 Index....... June 2005   1,338,617   1,325,707      (12,910)
 41 Long  Topix Index......... June 2005   4,342,519   4,342,519            -
 30 Long  DJ Stoxx 50 Index... June 2005   1,053,678   1,092,753       39,075
                                                                     --------
                                                                     $375,295
                                                                     ========

Currency Legend

GBP British Pound

See Notes to Financial Statements

 54    INTERNATIONAL GOVERNMENT BOND FUND - PORTFOLIO PROFILE     May 31, 2005
                             (Unaudited)

Industry Allocation*

                       Foreign Government Bonds.  73.18%
                       Government Obligations...   9.37%
                       Financial Services.......   3.53%
                       Repurchase Agreement.....   3.44%
                       Government Agencies......   3.37%
                       Banks....................   1.89%
                       Supranational............   1.71%
                       Household Products.......   1.33%
                       Telecommunications.......   0.87%
                       Oil & Gas................   0.81%
                       Paper/Forest Products....   0.63%
                       Retail...................   0.63%
                       Aerospace/Defense........   0.48%
                       Finance Companies........   0.27%
                       Foreign Government Rights   0.02%
                                                 ------
                                                 101.53%
                                                 ======

Country Allocation*

                             United States.  19.80%
                             Japan.........   9.82%
                             Brazil........   9.68%
                             Italy.........   6.64%
                             France........   6.58%
                             Russia........   6.14%
                             Mexico........   5.87%
                             Greece........   5.48%
                             Germany.......   3.19%
                             United Kingdom   3.15%
                             Turkey........   3.05%
                             Spain.........   2.42%
                             Canada........   2.41%
                             Venezuela.....   2.04%
                             Australia.....   2.00%
                             Finland.......   1.62%
                             Netherlands...   1.53%
                             Sweden........   1.53%
                             Columbia......   1.32%
                             Belgium.......   1.07%
                             South Africa..   0.99%
                             Peru..........   0.94%
                             Uruguay.......   0.83%
                             Argentina.....   0.80%
                             Ireland.......   0.68%
                             Ecuador.......   0.55%
                             Denmark.......   0.54%
                             Lithuania.....   0.54%
                             Ukraine.......   0.32%
                                            ------
                                            101.53%
                                            ======

Credit Quality+#

                         Government -- Agency..   3.41%
                         Government -- Treasury   9.50%
                         AAA...................  18.64%
                         AA....................  20.14%
                         A.....................   7.98%
                         BBB...................  14.14%
                         BB....................  15.70%
                         B.....................   3.49%
                         CC....................   0.66%
                         Below C...............   0.14%
                         Not Rated@............   6.20%
                                                ------
                                                100.00%
                                                ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard & Poors.
# Calculated as a percentage of total debt issues, excluding short-term securities.

 May 31, 2005 INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS 55


                                                   Principal Amount
                                                   (Denominated in    Value
                                                   Local Currency)   (Note 3)
 ------------------------------------------------------------------------------
 CORPORATE BONDS -- 10.44%
 Belgium -- 0.81%
   ENI Coordination Center,
    5.25% due 12/27/07............................  GBP    650,000  $ 1,197,225
                                                                    -----------
 Finland -- 0.63%
   Stora Enso Oyj,
    3.88% due 12/15/09............................  SEK  6,800,000      936,521
                                                                    -----------
 France -- 1.21%
   Dexia Municipal Agency,
    0.80% due 5/21/12.............................  JPY195,000,000    1,798,183
                                                                    -----------
 Germany -- 1.52%
   Aries Vermogensverwaltung GmbH,
    9.60% due 10/25/14............................  USD  1,750,000    2,248,225
                                                                    -----------
 Ireland -- 0.68%
   Anglo Irish Bank Corp., PLC,
    5.00% due 12/12/07............................  GBP    550,000    1,004,482
                                                                    -----------
 Netherlands -- 0.87%
   Deutsche Telekom International Finance BV,
    2.00% due 6/15/05.............................  JPY140,000,000    1,291,069
                                                                    -----------
 United Kingdom -- 1.10%
   BAE Systems, PLC,
    11.88% due 12/29/08...........................  GBP    320,000      710,018
   Tesco, PLC,
    0.70% due 9/20/06.............................  JPY100,000,000      927,465
                                                                    -----------
                                                                      1,637,483
                                                                    -----------
 United States -- 3.62%
   Citigroup, Inc.,
    0.80% due 10/30/08............................  JPY150,000,000    1,400,551
   General Electric Capital Corp.,
    1.00% due 3/21/12.............................  JPY170,000,000    1,587,126
   HSBC Finance Corp.,
    4.75% due 4/15/10............................. USD     400,000      404,362
   Procter & Gamble Co.,
    2.00% due 6/21/10.............................  JPY200,000,000    1,969,575
                                                                    -----------
                                                                      5,361,614
                                                                    -----------
 Total Corporate Bonds
    (Cost $15,349,417)............................                   15,474,802
                                                                    -----------
 GOVERNMENT BONDS -- 85.92%
 Argentina -- 0.80%
   Republic of Argentina:
    3.01% due 8/3/12 (Local Government Bond)(1)...  USD  1,100,000      979,550
    12.00% due 6/19/31 (International Government
     Bond)+(6)....................................  USD    731,400      212,106
                                                                    -----------
                                                                      1,191,656
                                                                    -----------
 Australia -- 2.00%
   Queensland Treasury Corp.,
    6.00% due 10/14/15............................  AUD  3,730,000    2,959,854
                                                                    -----------
 Belgium -- 0.26%
   Kingdom of Belgium,
    5.50% due 3/28/28.............................  EUR    250,000      386,003
                                                                    -----------
 Brazil -- 9.68%
   Brazil Federative Republic:
    4.31% due 4/15/12(1)..........................  USD  2,314,121    2,221,556
    8.00% due 4/15/14.............................  USD  3,272,006    3,337,446
    8.25% due 1/20/34.............................  USD    570,000      546,630
    8.88% due 10/14/19............................  USD    170,000      177,395
    8.88% due 4/15/24.............................  USD    275,000      282,013
    10.13% due 5/15/27............................  USD    480,000      544,800
    10.25% due 6/17/13............................  USD  1,685,000    1,956,285
    11.00% due 1/11/12............................  USD  1,400,000    1,656,900
    11.00% due 8/17/40............................  USD  2,450,000    2,909,375
    12.00% due 4/15/10............................  USD    300,000      364,800
    14.50% due 10/15/09...........................  USD    260,000      338,650
                                                                    -----------
                                                                     14,335,850
                                                                    -----------

                                         Principal Amount
                                         (Denominated in     Value
                                         Local Currency)    (Note 3)

         -------------------------------------------------------------
         Canada -- 2.41%
           Government of Canada:
            5.75% due 6/1/29............ CAD     1,300,000 $ 1,243,006
            6.00% due 6/1/11............ CAD     2,600,000   2,333,454
                                                           -----------
                                                             3,576,460
                                                           -----------
         Colombia -- 1.32%
           Republic of Colombia:
            10.75% due 1/15/13.......... USD       920,000   1,092,500
            12.00% due 10/22/15(4)...... COP 2,073,000,000     864,056
                                                           -----------
                                                             1,956,556
                                                           -----------
         Denmark -- 0.54%
           Kingdom of Denmark:
            6.00% due 11/15/09.......... DKK     2,650,000     500,892
            7.00% due 11/10/24.......... DKK     1,250,000     301,625
                                                           -----------
                                                               802,517
                                                           -----------
         Ecuador -- 0.55%
           Republic of Ecuador,
            8.00% due 8/15/30(2)........ USD     1,040,000     817,960
                                                           -----------
         Finland -- 0.99%
           Republic of Finland:
            3.00% due 7/4/08............ EUR       730,000     915,592
            6.00% due 4/25/08........... EUR       168,187     227,748
            7.25% due 4/18/06........... EUR       254,563     326,725
                                                           -----------
                                                             1,470,065
                                                           -----------
         France -- 3.66%
           Government of France:
            4.75% due 10/25/12.......... EUR     1,130,000   1,549,120
            4.75% due 4/25/35........... EUR       455,000     649,631
            5.50% due 4/25/10........... EUR     1,360,000   1,890,293
            5.50% due 4/25/29........... EUR       855,347   1,330,357
                                                           -----------
                                                             5,419,401
                                                           -----------
         Germany -- 1.67%
           Federal Republic of Germany:
            4.50% due 7/4/09............ EUR       620,000     820,955
            6.25% due 4/26/06........... EUR     1,295,000   1,651,934
                                                           -----------
                                                             2,472,889
                                                           -----------
         Greece -- 5.48%
           Republic of Greece:
            6.00% due 5/19/10........... EUR     1,216,837   1,712,337
            6.50% due 10/22/19.......... EUR     1,691,837   2,695,614
            8.60% due 3/26/08........... EUR     2,590,000   3,717,165
                                                           -----------
                                                             8,125,116
                                                           -----------
         Italy -- 6.64%
           Republic of Italy:
            4.25% due 2/1/15............ EUR     1,340,000   1,761,064
            4.75% due 2/1/13............ EUR     1,920,000   2,618,552
            6.75% due 2/1/07............ EUR     1,284,684   1,698,697
            7.75% due 11/1/06........... EUR     2,000,000   2,652,361
            9.00% due 11/1/23........... EUR       532,912   1,101,806
                                                           -----------
                                                             9,832,480
                                                           -----------
         Japan -- 9.82%
           Government of Japan:
            1.90% due 12/20/10.......... JPY   358,000,000   3,543,344
            2.70% due 3/20/07........... JPY   218,500,000   2,109,321
            3.00% due 9/20/05........... JPY   251,000,000   2,332,988
            3.30% due 6/20/06........... JPY   340,000,000   3,241,498
            5.00% due 9/21/09........... JPY   300,000,000   3,320,913
                                                           -----------
                                                            14,548,064
                                                           -----------
         Lithuania -- 0.54%
           Republic of Lithuania,
            4.50% due 3/5/13............ EUR       600,000     800,624
                                                           -----------

 56       INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF        May 31, 2005
                       INVESTMENTS - CONTINUED


                                           Principal Amount
                                           (Denominated in    Value
                                           Local Currency)   (Note 3)
          ------------------------------------------------------------
          GOVERNMENT BONDS (continued)
          Mexico -- 5.85%
            United Mexican States:
             5.88% due 1/15/14............  USD    800,000  $  832,000
             6.38% due 1/16/13............  USD    950,000   1,016,500
             6.63% due 3/3/15.............  USD  2,590,000   2,833,460
             7.50% due 1/14/12............  USD    450,000     511,425
             8.00% due 12/24/08...........  MXN  6,046,000     530,424
             8.13% due 12/30/19...........  USD    900,000   1,098,900
             8.30% due 8/15/31............  USD    650,000     802,750
             9.00% due 12/24/09...........  MXN 11,630,000   1,047,564
                                                            ----------
                                                             8,673,023
                                                            ----------
          Netherlands -- 0.66%
            Kingdom of The Netherlands,
             5.00% due 7/15/11............  EUR    705,000     972,053
                                                            ----------
          Peru -- 0.94%
            Republic of Peru:
             5.00% due 3/7/17(3)..........  USD    446,250     423,938
             9.13% due 2/21/12............  USD    690,000     817,650
             9.88% due 2/6/15.............  USD    120,000     145,920
                                                            ----------
                                                             1,387,508
                                                            ----------
          Russia -- 6.14%
            Russian Federation:
             3.00% due 5/14/08............  USD  1,385,000   1,296,914
             3.00% due 5/14/11............  USD  1,210,000   1,047,860
             5.00% due 3/31/30(2).........  USD  4,050,000   4,445,685
             8.25% due 3/31/10............  USD  2,115,000   2,312,752
                                                            ----------
                                                             9,103,211
                                                            ----------
          South Africa -- 0.99%
            Republic of South Africa:
             6.50% due 6/2/14.............  USD    470,000     520,525
             13.00% due 8/31/10...........  ZAR  5,340,000     948,792
                                                            ----------
                                                             1,469,317
                                                            ----------
          Spain -- 2.42%
            Kingdom of Spain,
             5.75% due 7/30/32............  EUR  2,200,000   3,580,422
                                                            ----------
          Sweden -- 1.53%
            Kingdom of Sweden:
             4.50% due 8/12/15............  SEK  5,120,000     762,466
             5.00% due 1/28/09............  SEK 10,300,000   1,505,214
                                                            ----------
                                                             2,267,680
                                                            ----------
          Turkey -- 3.05%
            Republic of Turkey:
             8.00% due 2/14/34............  USD  1,000,000   1,008,750
             9.50% due 1/15/14............  USD    310,000     358,438
             11.00% due 1/14/13...........  USD    330,000     409,612
             11.75% due 6/15/10...........  USD    585,000     719,550
             11.88% due 1/15/30...........  USD  1,460,000   2,023,925
                                                            ----------
                                                             4,520,275
                                                            ----------
          Ukraine -- 0.32%
            Government of Ukraine,
             11.00% due 3/15/07...........  USD    438,686     466,850
                                                            ----------
          United Kingdom -- 2.05%
            Government of United Kingdom:
             5.00% due 9/7/14.............  GBP    941,000   1,800,517
             5.75% due 12/7/09............  GBP        250         482
             8.00% due 6/7/21.............  GBP    480,000   1,235,059
                                                            ----------
                                                             3,036,058
                                                            ----------
          United States -- 12.74%
            Federal Home Loan Bank,
             6.80% due 11/21/16........... USD   1,000,000   1,202,476
            Federal Home Loan Mtg. Corp.,
             5.13% due 1/15/12............  EUR  1,000,000   1,379,928

                                                         Principal Amount
                                                         (Denominated in      Value
                                                         Local Currency)     (Note 3)

----------------------------------------------------------------------------------------
United States (continued)
  Federal National Mtg. Assoc.,
   2.13% due 10/9/07....................................  JPY250,000,000   $  2,409,649
  United States Treasury Bonds:
   6.38% due 8/15/27....................................  USD  1,070,000      1,366,006
   8.00% due 11/15/21...................................  USD  3,435,000      4,905,743
  United States Treasury Notes:
   4.75% due 5/15/14....................................  USD  3,855,000      4,073,952
   5.75% due 11/15/05...................................  USD  1,080,000      1,092,403
   7.00% due 7/15/06....................................  USD  1,400,000      1,453,868
  United States Treasury Notes TIPS,
   0.88% due 4/15/10....................................  USD  1,020,090      1,000,326
                                                                           ------------
                                                                             18,884,351
                                                                           ------------
Uruguay -- 0.83%
  Republic of Uruguay:
   7.50% due 3/15/15....................................  USD    450,000        423,000
   9.25% due 5/17/17....................................  USD    780,000        809,250
                                                                           ------------
                                                                              1,232,250
                                                                           ------------
Venezuela -- 2.04%
  Republic of Venezuela:
   3.63% due 12/18/07(1)................................  USD    285,700        284,986
   8.50% due 10/8/14....................................  USD    700,000        703,500
   9.25% due 9/15/27....................................  USD  2,020,000      2,031,110
                                                                           ------------
                                                                              3,019,596
                                                                           ------------
Total Government Bonds
   (Cost $118,930,964)..................................                    127,308,089
                                                                           ------------
SUPRANATIONAL -- 1.71%
  European Investment Bank,
   4.00% due 1/15/07
   (Cost $1,760,667)....................................  EUR  2,000,000      2,528,780
                                                                           ------------
RIGHTS -- 0.02%+
  United Mexican States, Series C(4)....................         500,000          3,250
  United Mexican States, Series D(4)....................         500,000         12,500
  United Mexican States, Series E(4)....................         500,000         11,500
                                                                           ------------
Total Rights
   (Cost $0)............................................                         27,250
                                                                           ------------
Total Long-Term Investment Securities
   (Cost $136,041,048)..................................                    145,338,921
                                                                           ------------
REPURCHASE AGREEMENT -- 3.44%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be
   repurchased 06/01/05 in the amount of $5,102,397
   and collateralized by Federal Home Loan Bank
   Notes, bearing interest at 4.13%, due 02/15/08 and
   having an approximate value of $5,207,918
   (Cost $5,102,000)....................................  USD  5,102,000      5,102,000
                                                                           ------------
TOTAL INVESTMENTS
   (Cost $141,143,048)(5)...............................          101.53%   150,440,921
Other liabilities less assets...........................           (1.53)%   (2,269,622)
                                                          --------------   ------------
NET ASSETS --                                                     100.00%  $148,171,299
                                                          ==============   ============

--------
TIPS Treasury Inflation Protected Security
+  Non-income producing security
(1)Floating rate security where the rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of May 31, 2005.
(2)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(3)Variable rate security -- the rate reflected is as of May 31, 2005; maturity date reflects next reset date.
(4)Fair valued security (see Note 3)
(5)See Note 6 for cost of investments on a tax basis.
(6)Bond in default

 May 31, 2005      INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF        57
                                INVESTMENTS - CONTINUED


             Open Forward Currency Contracts
             -----------------------------------------------------
                                                        Gross
                                                      Unrealized
               Contract to    In Exchange  Delivery  Appreciation
                 Deliver          For        Date   (Depreciation)
             -----------------------------------------------------
             AUD  3,200,000  USD 2,468,000  8/4/05     $ 61,228
             CAD  2,300,000* USD 1,813,537  8/4/05      (21,051)
             USD  1,826,353* CAD 2,300,000  8/4/05        8,234
             SEK 17,700,000  USD 2,432,321  8/4/05       48,217
                                                       --------
                                                       $ 96,628
                                                       ========

--------
* Represents partially offsetting forward foreign currency contracts, that to the extent they are offset, do not have additional market risk, but have continued counterparty settlement risk.

Currency Legend

AUD Australian Dollar
GBP British Pound
CAD Canadian Dollar
COP Colombian Peso
DKK Danish Krone
EUR Euro Dollar
JPY Japanese Yen
MXN Mexican Peso
SEK Swedish Krona
USD United State Dollar
ZAR South African Rand

See Notes to Financial Statements

 58  INTERNATIONAL GROWTH I FUND - PORTFOLIO PROFILE (Unaudited)  May 31, 2005

Industry Allocation*

                    Collective Investment Pool......  23.87%
                    Banks...........................  14.36%
                    Drugs...........................  11.50%
                    Oil & Gas.......................   9.16%
                    Telecommunications..............   6.59%
                    Retail..........................   6.23%
                    Foods...........................   6.05%
                    Commercial Services.............   3.75%
                    Repurchase Agreement............   3.65%
                    Insurance.......................   3.64%
                    Building Materials..............   3.23%
                    Automotive......................   2.81%
                    Utilities -- Electric...........   2.67%
                    Electronics/Electrical Equipment   2.49%
                    Financial Services..............   2.48%
                    Beverages.......................   2.24%
                    Household Products..............   2.22%
                    Airlines........................   1.72%
                    Multimedia......................   1.65%
                    Leisure & Tourism...............   1.49%
                    Metals..........................   1.41%
                    Healthcare......................   1.30%
                    Publishing......................   1.18%
                    Medical Technology..............   1.03%
                    Chemical........................   0.97%
                    Paper/Forest Products...........   0.96%
                    Railroads & Equipment...........   0.94%
                    Photography.....................   0.92%
                    Hospital Supplies...............   0.80%
                    Finance Companies...............   0.61%
                    Apparel & Products..............   0.50%
                    Textile -- Products.............   0.45%
                    Machinery.......................   0.30%
                    Mining..........................   0.25%
                                                     ------
                                                     123.42%
                                                     ======

*  Calculated as a percentage of Net Assets.

Country Allocation*

                             United States.  29.76%
                             United Kingdom  24.72%
                             Japan.........  16.59%
                             France........  13.69%
                             Switzerland...   7.43%
                             Germany.......   5.51%
                             Australia.....   5.40%
                             Spain.........   3.54%
                             Italy.........   2.59%
                             Netherlands...   2.34%
                             Ireland.......   2.16%
                             Greece........   1.98%
                             Canada........   1.88%
                             Norway........   1.59%
                             Belgium.......   1.07%
                             Hong Kong.....   0.96%
                             Austria.......   0.94%
                             Denmark.......   0.70%
                             Sweden........   0.57%
                                            ------
                                            123.42%
                                            ======

 May 31, 2005    INTERNATIONAL GROWTH I FUND - SCHEDULE OF INVESTMENTS     59


                                                                        Value
                                                             Shares    (Note 3)
---------------------------------------------------------------------------------
COMMON STOCK -- 95.07%
Airlines -- 1.72%
  BAA, PLC.................................................   346,730 $ 3,920,821
  Ryanair Holdings, PLC Sponsored ADR+.....................    54,990   2,512,493
                                                                      -----------
                                                                        6,433,314
                                                                      -----------
Apparel & Products -- 0.50%
  Adidas-Salomon AG#.......................................    11,300   1,876,220
                                                                      -----------
Automotive -- 2.81%
  Continental AG#..........................................    56,360   3,991,411
  Honda Motor Co., Ltd.....................................    59,000   2,918,831
  Toyota Motor Corp........................................    41,500   1,470,410
  Volvo AB, Class B#.......................................    52,150   2,122,420
                                                                      -----------
                                                                       10,503,072
                                                                      -----------
Banks -- 14.36%
  Alpha Bank AE............................................    25,831     714,453
  Anglo Irish Bank Corp., PLC..............................   364,800   4,261,535
  Banco Popolare Di Verona e Novara SCRL#..................   199,399   3,610,414
  Banco Popular Espanol SA.................................    62,180   3,700,856
  Bank of Ireland..........................................   250,870   3,832,355
  Bank of Yokohama, Ltd....................................   355,000   2,031,683
  Commonwealth Bank of Australia...........................   144,370   4,035,325
  DNB NOR ASA..............................................   373,470   3,613,064
  Erste Bank Der Oesterreichischen Sparkassen AG...........    71,744   3,529,132
  HSBC Holdings, PLC.......................................    49,830     789,039
  KBC Bankverzekeringsholding..............................    49,410   4,005,334
  Mitsubishi Tokyo Financial Group, Inc....................       200   1,659,438
  National Bank of Greece SA...............................   113,150   3,777,834
  Royal Bank of Scotland Group, PLC........................   183,034   5,372,451
  Societe Generale, Class A#...............................    46,480   4,565,840
  UBS AG...................................................    54,929   4,233,853
                                                                      -----------
                                                                       53,732,606
                                                                      -----------
Beverages -- 2.24%
  Diageo, PLC..............................................   399,460   5,733,833
  Pernod-Ricard#...........................................    17,060   2,635,010
                                                                      -----------
                                                                        8,368,843
                                                                      -----------
Building Materials -- 3.23%
  Daikin Industries, Ltd...................................   133,000   3,241,718
  Lafarge SA#..............................................    42,010   3,815,926
  Taisei Corp..............................................   766,000   2,535,708
  Wolseley, PLC............................................   121,010   2,475,480
                                                                      -----------
                                                                       12,068,832
                                                                      -----------
Chemical -- 0.97%
  BASF AG..................................................    32,250   2,137,743
  Shin-Etsu Chemical Co., Ltd..............................    40,400   1,490,164
                                                                      -----------
                                                                        3,627,907
                                                                      -----------
Commercial Services -- 3.75%
  Cintra Concesiones de Infrastructuras de Transporte SA+#.   180,651   1,968,568
  Grupo Ferrovial SA#......................................    64,124   3,945,823
  Macquarie Infrastructure Group........................... 1,382,810   4,049,137
  Vinci SA#................................................    54,264   4,063,641
                                                                      -----------
                                                                       14,027,169
                                                                      -----------
Drugs -- 11.50%
  Astellas Pharma, Inc.....................................   127,900   4,559,611
  AstraZeneca, PLC.........................................   146,490   6,225,671
  Eisai Co., Ltd.#.........................................    84,500   2,855,961
  GlaxoSmithKline, PLC.....................................   424,320  10,476,646
  Novartis AG..............................................   185,510   9,050,331
  Novo-Nordisk A/S.........................................    51,150   2,633,216
  Roche Holding AG.........................................    37,021   4,663,178
  Sanofi-Aventis#..........................................    28,470   2,565,570
                                                                      -----------
                                                                       43,030,184
                                                                      -----------

                                                                 Value
                                                     Shares   (Note 3)(2)

       ------------------------------------------------------------------
       Electronics/Electrical Equipment -- 2.49%
         Matsushita Electric Industrial Co., Ltd.#.   266,000 $ 3,960,259
         Omron Corp................................   104,400   2,291,897
         Schneider Electric SA#....................    41,580   3,057,083
                                                              -----------
                                                                9,309,239
                                                              -----------
       Finance Companies -- 0.61%
         Takefuji Corp.............................    37,000   2,286,946
                                                              -----------
       Financial Services -- 1.65%
         Ainax AB+.................................         1          36
         Man Group, PLC............................    94,030   2,251,005
         ORIX Corp.................................    27,300   3,927,763
                                                              -----------
                                                                6,178,804
                                                              -----------
       Foods -- 6.05%
         Ajinomoto Co., Inc.#......................   233,000   2,571,235
         Groupe Danone#............................    47,070   4,327,836
         Nestle SA.................................    26,860   7,067,445
         Royal Numico NV+..........................   110,470   4,404,257
         Unilever, PLC.............................   437,990   4,266,255
                                                              -----------
                                                               22,637,028
                                                              -----------
       Healthcare -- 1.30%
         Essilor International SA#.................    45,720   3,134,133
         Hoya Corp.................................    15,500   1,726,523
                                                              -----------
                                                                4,860,656
                                                              -----------
       Hospital Supplies -- 0.80%
         Fresenius Medical Care AG#................    38,282   3,006,713
                                                              -----------
       Household Products -- 2.22%
         Kao Corp.#................................    69,000   1,593,821
         Reckitt Benckiser, PLC....................   197,179   6,016,574
         Shiseido Co., Ltd.........................    59,000     708,056
                                                              -----------
                                                                8,318,451
                                                              -----------
       Insurance -- 3.64%
         AXA#......................................   145,281   3,539,035
         ING Groep NV..............................   157,240   4,347,173
         Legal & General Group, PLC................ 1,255,040   2,473,822
         QBE Insurance Group, Ltd..................   294,090   3,248,226
                                                              -----------
                                                               13,608,256
                                                              -----------
       Leisure & Tourism -- 1.49%
         Accor SA#.................................    57,340   2,642,842
         OPAP SA...................................   106,730   2,922,689
                                                              -----------
                                                                5,565,531
                                                              -----------
       Machinery -- 0.30%
         Komatsu, Ltd..............................   151,000   1,128,155
                                                              -----------
       Medical Technology -- 1.03%
         Smith & Nephew, PLC.......................   389,390   3,844,068
                                                              -----------
       Metals -- 1.41%
         BHP Billiton, Ltd.........................   422,130   5,288,373
                                                              -----------
       Mining -- 0.25%
         Sumitomo Metal Mining Co., Ltd.#..........   147,000     941,862
                                                              -----------
       Multimedia -- 1.65%
         Thomson Corp.#............................    70,200   2,366,286
         Vivendi Universal SA#.....................   125,650   3,825,878
                                                              -----------
                                                                6,192,164
                                                              -----------
       Oil & Gas -- 9.16%
         BG Group, PLC.............................   342,990   2,598,213
         BP, PLC................................... 1,041,970  10,436,907
         EnCana Corp.#.............................    24,820     860,158
         ENI SpA#..................................   148,840   3,814,332
         Osaka Gas Co., Ltd........................ 1,170,000   3,617,874
         Saipem#...................................   180,940   2,284,248
         Total SA, Class B#........................    48,320  10,677,058
                                                              -----------
                                                               34,288,790
                                                              -----------

 60    INTERNATIONAL GROWTH I FUND - SCHEDULE OF INVESTMENTS -    May 31, 2005
                              CONTINUED


                                                            Value
                                                Shares     (Note 3)
          -----------------------------------------------------------
          COMMON STOCK (continued)
          Paper/Forest Products -- 0.96%
            Amcor, Ltd........................   704,440 $  3,596,107
                                                         ------------
          Photography -- 0.92%
            Fuji Photo Film Co., Ltd..........   110,700    3,431,220
                                                         ------------
          Publishing -- 1.18%
            Reed Elsevier, PLC................   464,190    4,426,961
                                                         ------------
          Railroads & Equipment -- 0.94%
            East Japan Railway Co.............       710    3,519,041
                                                         ------------
          Retail -- 6.23%
            Compagnie Financiere Richemont AG.    91,190    2,773,306
            Metro AG#.........................    38,290    1,907,399
            Next, PLC.........................   127,020    3,321,003
            Pinault-Printemps-Redoute SA#.....    18,380    1,819,454
            Shoppers Drug Mart Corp...........   115,646    3,791,295
            Tesco, PLC........................ 1,030,310    5,857,696
            Yamada Denki Co., Ltd.#...........    71,100    3,859,437
                                                         ------------
                                                           23,329,590
                                                         ------------
          Telecommunications -- 6.59%
            America Movil SA de CV ADR........    48,930    2,773,352
            Deutsche Telekom AG#..............   257,470    4,783,228
            France Telecom SA.................    19,370      547,407
            KDDI Corp.........................       450    2,061,262
            Telefonica SA.....................   216,660    3,626,832
            Telenor ASA#......................   291,450    2,323,320
            Vodafone Group, PLC............... 3,385,680    8,529,237
                                                         ------------
                                                           24,644,638
                                                         ------------
          Textile - Products -- 0.45%
            Toray Industries, Inc.#...........   379,000    1,680,690
                                                         ------------
          Utilities - Electric -- 2.67%
            CLP Holdings, Ltd.................   631,000    3,604,159
            E. ON AG#.........................    33,490    2,899,101
            National Grid Transco, PLC........   357,220    3,499,738
                                                         ------------
                                                           10,002,998
                                                         ------------
          Total Common Stock
            (Cost $325,804,198)...............            355,754,428
                                                         ------------

                                                             Shares/
                                                            Principal       Value
                                                             Amount      (Note 3)(2)

-------------------------------------------------------------------------------------
EXCHANGE - TRADED FUNDS -- 0.83%
Financial Services -- 0.83%
  iShares MSCI EAFE Index Fund#
   (Cost $3,206,521).....................................      20,000   $  3,099,000
                                                                        ------------
Total Long-Term Investment Securities
   (Cost $329,010,719)...................................                358,853,428
                                                                        ------------
SHORT-TERM INVESTMENT SECURITIES -- 23.87%
Collective Investment Pool -- 23.87%
  Securities Lending Quality Trust(1)
   (Cost $89,319,045).................................... $89,319,045     89,319,045
                                                                        ------------
REPURCHASE AGREEMENT -- 3.65%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $13,651,062 and
   collateralized by Federal Home Loan Mtg. Corp. Notes,
   bearing interest at 2.75%, due 02/09/07 and having an
   approximate value of $13,926,655
   (Cost $13,650,000)....................................  13,650,000     13,650,000
                                                                        ------------
TOTAL INVESTMENTS
   (Cost $431,979,764)(3)................................      123.42%   461,822,473
Liabilities in excess of other assets....................      (23.42)%  (87,633,175)
                                                          -----------   ------------
NET ASSETS --                                                  100.00%  $374,189,298
                                                          ===========   ============

--------
ADR American Depository Receipt
#  The security or a portion thereof is out on loan (see Note 3).
+  Non-income producing security.
(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)A substantial number of the Fund's holdings were valued using fair value procedures at May 31, 2005. At May 31, 2005, the aggregate value of these securities was $343,450,808 representing 91.79% of net assets. See Note 3 regarding fair value pricing procedures for foreign equity securities.
(3)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 May 31, 2005    LARGE CAP GROWTH FUND - PORTFOLIO PROFILE (Unaudited)     61

Industry Allocation*

                   Drugs.............................   7.51%
                   Financial Services................   7.15%
                   Semiconductors....................   7.07%
                   Information Processing -- Software   6.51%
                   Hospital Supplies.................   6.18%
                   Retail............................   6.15%
                   Information Processing -- Hardware   6.11%
                   Leisure & Tourism.................   5.72%
                   Multimedia........................   5.27%
                   Telecommunications................   5.16%
                   Conglomerates.....................   4.47%
                   Medical -- Biomedical/Gene........   4.00%
                   Beverages.........................   3.74%
                   Household Products................   3.26%
                   Aerospace/Defense.................   2.68%
                   Collective Investment Pool........   2.67%
                   Insurance.........................   2.49%
                   Oil & Gas.........................   2.45%
                   Apparel & Products................   2.43%
                   Information Processing -- Services   2.27%
                   Automotive........................   1.89%
                   Therapeutics......................   1.68%
                   Electronics/Electrical Equipment..   1.26%
                   Machinery.........................   1.09%
                   Banks.............................   1.05%
                   Medical Technology................   1.05%
                   Chemical..........................   0.93%
                                                      ------
                                                      102.24%
                                                      ======

*  Calculated as a percentage of Net Assets.

 62        LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS        May 31, 2005


                                                              Value
                                                    Shares   (Note 3)
         --------------------------------------------------------------
         COMMON STOCK -- 99.57%
         Aerospace/Defense -- 2.68%
           L-3 Communications Holdings, Inc........  60,000 $ 4,246,800
           United Technologies Corp................  52,000   5,548,400
                                                            -----------
                                                              9,795,200
                                                            -----------
         Apparel & Products -- 2.43%
           Coach, Inc.+............................  80,000   2,323,200
           Nike, Inc., Class B.....................  79,800   6,559,560
                                                            -----------
                                                              8,882,760
                                                            -----------
         Automotive -- 1.89%
           Danaher Corp............................ 125,000   6,891,250
                                                            -----------
         Banks -- 1.05%
           Bank of America Corp....................  82,850   3,837,612
                                                            -----------
         Beverages -- 3.74%
           Coca-Cola Co............................ 150,000   6,694,500
           PepsiCo, Inc............................ 124,100   6,986,830
                                                            -----------
                                                             13,681,330
                                                            -----------
         Chemical -- 0.93%
           Dow Chemical Co.........................  75,000   3,396,750
                                                            -----------
         Conglomerates -- 4.47%
           General Electric Co..................... 200,900   7,328,832
           ITT Industries, Inc.....................  45,000   4,275,000
           Tyco International, Ltd................. 163,500   4,730,055
                                                            -----------
                                                             16,333,887
                                                            -----------
         Drugs -- 7.51%
           Abbott Laboratories..................... 125,000   6,030,000
           Merck & Co., Inc........................  70,000   2,270,800
           Pfizer, Inc............................. 439,723  12,268,272
           Schering-Plough Corp.................... 240,000   4,680,000
           Wyeth...................................  50,000   2,168,500
                                                            -----------
                                                             27,417,572
                                                            -----------
         Electronics/Electrical Equipment -- 1.26%
           Ametek, Inc............................. 120,000   4,587,600
                                                            -----------
         Financial Services -- 7.15%
           American Express Co.....................  90,500   4,873,425
           Capital One Financial Corp.............. 113,400   8,550,360
           Citigroup, Inc..........................  83,000   3,910,130
           Goldman Sachs Group, Inc................  40,200   3,919,500
           Merrill Lynch & Co., Inc................  90,000   4,883,400
                                                            -----------
                                                             26,136,815
                                                            -----------
         Hospital Supplies -- 6.18%
           Becton, Dickinson and Co................  65,400   3,757,230
           Johnson & Johnson....................... 192,600  12,923,460
           Medtronic, Inc.......................... 110,000   5,912,500
                                                            -----------
                                                             22,593,190
                                                            -----------
         Household Products -- 3.26%
           Colgate-Palmolive Co....................  70,000   3,497,900
           Procter & Gamble Co..................... 152,600   8,415,890
                                                            -----------
                                                             11,913,790
                                                            -----------
         Information Processing - Hardware -- 6.11%
           Dell, Inc.+............................. 204,525   8,158,502
           EMC Corp.+.............................. 300,000   4,218,000
           International Business Machines Corp....  69,800   5,273,390
           Seagate Technology+..................... 220,000   4,668,400
                                                            -----------
                                                             22,318,292
                                                            -----------
         Information Processing - Services -- 2.27%
           eBay, Inc.+.............................  99,000   3,762,990
           Symantec Corp.+......................... 200,000   4,522,000
                                                            -----------
                                                              8,284,990
                                                            -----------

                                                   Shares/
                                                  Principal      Value
                                                   Amount       (Note 3)

    -----------------------------------------------------------------------
    Information Processing - Software -- 6.51%
      Adobe Systems, Inc........................    158,200   $  5,230,092
      Microsoft Corp............................    519,900     13,413,420
      Oracle Corp.+.............................    400,000      5,128,000
                                                              ------------
                                                                23,771,512
                                                              ------------
    Insurance -- 2.49%
      PacifiCare Health Systems, Inc., Class A+.     60,000      3,769,800
      WellPoint, Inc.+..........................     40,000      5,320,000
                                                              ------------
                                                                 9,089,800
                                                              ------------
    Leisure & Tourism -- 5.72%
      Carnival Corp.............................    158,200      8,368,780
      Harrah's Entertainment, Inc...............     60,000      4,308,600
      Hilton Hotels Corp........................    225,000      5,451,750
      Royal Caribbean Cruises, Ltd.#............     60,000      2,766,600
                                                              ------------
                                                                20,895,730
                                                              ------------
    Machinery -- 1.09%
      Dover Corp................................    105,000      3,976,350
                                                              ------------
    Medical - Biomedical/Gene -- 4.00%
      Amgen, Inc.+..............................    134,100      8,391,978
      Genzyme Corp.+............................    100,000      6,239,000
                                                              ------------
                                                                14,630,978
                                                              ------------
    Medical Technology -- 1.05%
      Zimmer Holdings, Inc.+....................     50,000      3,829,000
                                                              ------------
    Multimedia -- 5.27%
      News Corp., Class A.......................    520,000      8,387,600
      Time Warner, Inc.+........................    426,500      7,421,100
      Viacom, Inc., Class B.....................    100,000      3,429,000
                                                              ------------
                                                                19,237,700
                                                              ------------
    Oil & Gas -- 2.45%
      ChevronTexaco Corp........................     69,200      3,721,576
      Transocean, Inc.+.........................    105,000      5,230,050
                                                              ------------
                                                                 8,951,626
                                                              ------------
    Retail -- 6.15%
      Home Depot, Inc...........................    140,000      5,509,000
      Urban Outfitters, Inc.#+..................     40,000      2,133,600
      Wal-Mart Stores, Inc......................    149,100      7,041,993
      Walgreen Co...............................     85,000      3,853,900
      Williams-Sonoma, Inc.+....................    100,000      3,933,000
                                                              ------------
                                                                22,471,493
                                                              ------------
    Semiconductors -- 7.07%
      Intel Corp................................    497,298     13,392,235
      Lam Research Corp.+#......................    160,000      4,908,800
      Marvell Technology Group, Ltd.+...........     75,000      3,072,000
      Texas Instruments, Inc....................    161,000      4,450,040
                                                              ------------
                                                                25,823,075
                                                              ------------
    Telecommunications -- 5.16%
      Cisco Systems, Inc.+......................    353,200      6,845,016
      Motorola, Inc.............................    264,000      4,585,680
      QUALCOMM, Inc.............................    199,000      7,414,740
                                                              ------------
                                                                18,845,436
                                                              ------------
    Therapeutics -- 1.68%
      Gilead Sciences, Inc.+....................    150,000      6,120,000
                                                              ------------
    Total Long-Term Investment Securities
       (Cost $341,968,066)......................               363,713,738
                                                              ------------
    SHORT-TERM INVESTMENT SECURITIES -- 2.67%
    Collective Investment Pool -- 2.67%
      Securities Lending Quality Trust(1)
       (Cost $9,750,550)........................ $9,750,550      9,750,550
                                                              ------------
    TOTAL INVESTMENTS
       (Cost $351,718,616)(2)...................     102.24%   373,464,288
    Liabilities in excess of other assets.......      (2.24)%   (8,172,445)
                                                 ----------   ------------
    NET ASSETS --                                    100.00%  $365,291,843
                                                 ==========   ============

 May 31, 2005 LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED  63

--------
+  Non-income producing security
#  The security or a portion thereof is out on loan (see Note 3).
(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 64   LARGE CAPITAL GROWTH FUND - PORTFOLIO PROFILE (Unaudited)   May 31, 2005

Industry Allocation*

                   Retail............................  7.21%
                   Information Processing -- Hardware  6.59%
                   Financial Services................  6.55%
                   Hospital Supplies.................  6.50%
                   Insurance.........................  6.13%
                   Information Processing -- Software  5.61%
                   Drugs.............................  5.25%
                   Oil & Gas.........................  4.87%
                   Leisure & Tourism.................  4.75%
                   Household Products................  4.58%
                   Semiconductors....................  4.08%
                   Aerospace/Defense.................  3.82%
                   Apparel & Products................  3.59%
                   Telecommunications................  3.34%
                   Multimedia........................  2.63%
                   Beverages.........................  2.44%
                   Conglomerates.....................  2.24%
                   Information Processing -- Services  2.10%
                   Medical -- Biomedical/Gene........  1.97%
                   Machinery.........................  1.53%
                   Optical Instruments & Lenses......  1.36%
                   Chemical..........................  1.19%
                   Medical Technology................  1.11%
                   Hospital Management...............  1.07%
                   Repurchase Agreement..............  0.98%
                   Home Builders.....................  0.96%
                   Therapeutics......................  0.95%
                   Finance Companies.................  0.92%
                   Metals............................  0.91%
                   Automotive........................  0.90%
                   Electronics/Electrical Equipment..  0.58%
                   Commercial Services...............  0.53%
                   Foods.............................  0.53%
                   Banks.............................  0.52%
                   Healthcare........................  0.40%
                   Railroads & Equipment.............  0.37%
                   Freight...........................  0.27%
                                                      -----
                                                      99.33%
                                                      =====

*  Calculated as a percentage of Net Assets.

 May 31, 2005     LARGE CAPITAL GROWTH FUND - SCHEDULE OF INVESTMENTS      65



                                                             Value
                                                     Shares (Note 3)
           ---------------------------------------------------------
           COMMON STOCK -- 98.35%
           Aerospace/Defense -- 3.82%
             Boeing Co..............................   910  $ 58,149
             General Dynamics Corp..................   340    36,713
             L-3 Communications Holdings, Inc.......   700    49,546
             Lockheed Martin Corp...................   960    62,295
             Rockwell Collins, Inc.................. 1,060    52,353
             United Technologies Corp............... 1,100   117,370
                                                            --------
                                                             376,426
                                                            --------
           Apparel & Products -- 3.59%
             Abercrombie and Fitch Co., Class A..... 1,050    60,196
             Chicos FAS, Inc.+...................... 1,290    44,131
             Coach, Inc.+........................... 2,200    63,888
             Nike, Inc., Class B.................... 2,260   185,772
                                                            --------
                                                             353,987
                                                            --------
           Automotive -- 0.90%
             Danaher Corp........................... 1,600    88,208
                                                            --------
           Banks -- 0.52%
             Bank of America Corp................... 1,100    50,952
                                                            --------
           Beverages -- 2.44%
             Coca-Cola Co........................... 2,200    98,186
             PepsiCo, Inc........................... 2,520   141,876
                                                            --------
                                                             240,062
                                                            --------
           Chemical -- 1.19%
             Dow Chemical Co........................ 1,000    45,290
             Monsanto Co............................ 1,270    72,390
                                                            --------
                                                             117,680
                                                            --------
           Commercial Services -- 0.53%
             Accenture, Ltd., Class A+.............. 2,260    52,613
                                                            --------
           Conglomerates -- 2.24%
             General Electric Co.................... 3,000   109,440
             ITT Industries, Inc....................   500    47,500
             Tyco International, Ltd................ 2,200    63,646
                                                            --------
                                                             220,586
                                                            --------
           Drugs -- 5.25%
             Abbott Laboratories.................... 1,700    82,008
             Caremark Rx, Inc.+.....................   820    36,621
             GlaxoSmithKline, PLC ADR...............   800    39,760
             Merck & Co., Inc.......................   900    29,196
             Pfizer, Inc............................ 5,700   159,030
             Sanofi-Aventis.........................   800    36,000
             Schering-Plough Corp................... 3,300    64,350
             Shire Pharmaceuticals Group, PLC ADR... 1,250    40,013
             Wyeth..................................   700    30,359
                                                            --------
                                                             517,337
                                                            --------
           Electronics/Electrical Equipment -- 0.58%
             Ametek, Inc............................ 1,500    57,345
                                                            --------
           Finance Companies -- 0.92%
             SLM Corp............................... 1,880    90,748
                                                            --------
           Financial Services -- 6.55%
             American Express Co.................... 1,300    70,005
             Bear Stearns Cos., Inc.................   450    44,568
             Capital One Financial Corp............. 1,600   120,640
             Citigroup, Inc......................... 1,100    51,821
             Countrywide Financial Corp............. 2,400    89,208
             Goldman Sachs Group, Inc............... 1,270   123,825
             Lehman Brothers Holdings, Inc..........   810    74,682
             Merrill Lynch & Co., Inc............... 1,300    70,538
                                                            --------
                                                             645,287
                                                            --------
           Foods -- 0.53%
             Hershey Foods Corp.....................   810    52,010
                                                            --------

                                                               Value
                                                       Shares (Note 3)

          ------------------------------------------------------------
          Freight -- 0.27%
            FedEx Corp................................   300  $ 26,826
                                                              --------
          Healthcare -- 0.40%
            Medco Health Solutions, Inc.+.............   780    39,000
                                                              --------
          Home Builders -- 0.96%
            DR Horton, Inc............................ 1,493    51,613
            NVR, Inc.+................................    57    43,263
                                                              --------
                                                                94,876
                                                              --------
          Hospital Management -- 1.07%
            HCA, Inc.................................. 1,960   105,840
                                                              --------
          Hospital Supplies -- 6.50%
            Becton, Dickinson and Co.................. 2,570   147,646
            CR Bard, Inc..............................   530    36,173
            Johnson & Johnson......................... 5,600   375,760
            Medtronic, Inc............................ 1,500    80,625
                                                              --------
                                                               640,204
                                                              --------
          Household Products -- 4.58%
            Clorox Co.................................   620    36,214
            Colgate-Palmolive Co......................   900    44,973
            Fortune Brands, Inc.......................   600    51,900
            Gillette Co............................... 2,550   134,487
            Procter & Gamble Co....................... 3,320   183,098
                                                              --------
                                                               450,672
                                                              --------
          Information Processing - Hardware -- 6.59%
            Apple Computer, Inc.+..................... 1,630    64,727
            Dell, Inc.+............................... 8,310   331,486
            EMC Corp.+................................ 4,000    56,240
            International Business Machines Corp...... 1,000    75,550
            Seagate Technology+....................... 5,700   120,954
                                                              --------
                                                               648,957
                                                              --------
          Information Processing - Services -- 2.10%
            eBay, Inc.+............................... 1,400    53,214
            NCR Corp.+................................ 1,000    36,630
            Symantec Corp.+........................... 2,800    63,308
            VeriSign, Inc.+........................... 1,670    54,024
                                                              --------
                                                               207,176
                                                              --------
          Information Processing - Software -- 5.61%
            Adobe Systems, Inc........................ 4,540   150,092
            Autodesk, Inc............................. 1,600    63,328
            Microsoft Corp............................ 9,200   237,360
            Oracle Corp.+............................. 7,900   101,278
                                                              --------
                                                               552,058
                                                              --------
          Insurance -- 6.13%
            Aetna, Inc................................ 1,540   120,135
            Allstate Corp............................. 1,050    61,110
            Chubb Corp................................   450    37,903
            MetLife, Inc..............................   830    37,018
            PacifiCare Health Systems, Inc., Class A+.   700    43,981
            UnitedHealth Group, Inc................... 3,320   161,286
            WellPoint, Inc.+.......................... 1,070   142,310
                                                              --------
                                                               603,743
                                                              --------
          Leisure & Tourism -- 4.75%
            Carnival Corp............................. 2,000   105,800
            Darden Restaurants, Inc................... 1,650    53,592
            Harrah's Entertainment, Inc...............   800    57,448
            Hilton Hotels Corp........................ 3,000    72,690
            Marriott International, Inc., Class A.....   500    33,770
            Royal Caribbean Cruises, Ltd..............   800    36,888
            Yum! Brands, Inc.......................... 2,100   107,709
                                                              --------
                                                               467,897
                                                              --------

 66     LARGE CAPITAL GROWTH FUND - SCHEDULE OF INVESTMENTS -     May 31, 2005
                              CONTINUED


                                                           Value
                                                   Shares (Note 3)
             -----------------------------------------------------
             COMMON STOCK (continued)
             Machinery -- 1.53%
               Dover Corp......................... 1,200  $ 45,444
               Precision Castparts Corp...........   650    50,525
               Rockwell Automation, Inc........... 1,060    54,452
                                                          --------
                                                           150,421
                                                          --------
             Medical - Biomedical/Gene -- 1.97%
               Amgen, Inc.+....................... 1,800   112,644
               Genzyme Corp.+..................... 1,300    81,107
                                                          --------
                                                           193,751
                                                          --------
             Medical Technology -- 1.11%
               Quest Diagnostics, Inc.............   600    63,000
               Zimmer Holdings, Inc.+.............   600    45,948
                                                          --------
                                                           108,948
                                                          --------
             Metals -- 0.91%
               Nucor Corp......................... 1,170    61,963
               Southern Peru Copper Corp. ADR.....   590    27,412
                                                          --------
                                                            89,375
                                                          --------
             Multimedia -- 2.63%
               News Corp., Class A................ 7,500   120,975
               Time Warner, Inc.+................. 5,200    90,480
               Viacom, Inc., Class B.............. 1,400    48,006
                                                          --------
                                                           259,461
                                                          --------
             Oil & Gas -- 4.87%
               Apache Corp........................   625    36,725
               ChevronTexaco Corp................. 2,310   124,232
               ConocoPhillips.....................   940   101,369
               Devon Energy Corp.................. 1,070    49,113
               Transocean, Inc.+.................. 1,400    69,734
               Valero Energy Corp................. 1,430    98,127
                                                          --------
                                                           479,300
                                                          --------
             Optical Instruments & Lenses -- 1.36%
               Alcon, Inc......................... 1,310   133,974
                                                          --------
             Railroads & Equipment -- 0.37%
               Burlington Northern Santa Fe Corp..   730    36,077
                                                          --------
             Retail -- 7.21%
               Express Scripts, Inc., Class A+....   390    36,032
               Federated Department Stores, Inc...   530    35,749
               Home Depot, Inc.................... 2,960   116,476
               J.C. Penney Co., Inc...............   770    38,315

                                                              Shares/
                                                             Principal   Value
                                                              Amount    (Note 3)

---------------------------------------------------------------------------------
Retail (continued)
  Michaels Stores, Inc......................................    1,000  $   42,110
  Nordstrom, Inc............................................    1,430      87,287
  Sears Holdings Corp.+.....................................      250      36,675
  Staples, Inc..............................................    4,640      99,899
  Urban Outfitters, Inc.+...................................      500      26,670
  Wal-Mart Stores, Inc......................................    2,000      94,460
  Walgreen Co...............................................    1,000      45,340
  Williams-Sonoma, Inc.+....................................    1,300      51,129
                                                                       ----------
                                                                          710,142
                                                                       ----------
Semiconductors -- 4.08%
  Intel Corp................................................    7,500     201,975
  Lam Research Corp.+.......................................    2,200      67,496
  Marvell Technology Group, Ltd.+...........................    1,000      40,960
  National Semiconductor Corp...............................    1,800      36,216
  Texas Instruments, Inc....................................    2,000      55,280
                                                                       ----------
                                                                          401,927
                                                                       ----------
Telecommunications -- 3.34%
  Cisco Systems, Inc.+......................................    7,650     148,257
  Motorola, Inc.............................................    4,800      83,376
  QUALCOMM, Inc.............................................    2,600      96,876
                                                                       ----------
                                                                          328,509
                                                                       ----------
Therapeutics -- 0.95%
  Gilead Sciences, Inc.+....................................    2,300      93,840
                                                                       ----------
Total Long-Term Investment Securities
   (Cost $9,474,459)........................................            9,686,215
                                                                       ----------
REPURCHASE AGREEMENT -- 0.98%
  State Street Bank & Trust Co., Joint Repurchase Agreement
   (Cost $97,000)(1)........................................  $97,000      97,000
                                                                       ----------
TOTAL INVESTMENTS
   (Cost $9,571,459)(2).....................................    99.33%  9,783,215
Other assets less liabilities...............................     0.67%     66,014
                                                              -------  ----------
NET ASSETS --                                                  100.00% $9,849,229
                                                              =======  ==========

--------
ADR American Depository Receipt
+  Non-income producing security
(1)See Note 3 for details of Joint Repurchase Agreement.
(2)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 May 31, 2005     MID CAP INDEX FUND - PORTFOLIO PROFILE (Unaudited)       67

Industry Allocation*

                   Collective Investment Pool........  11.73%
                   Oil & Gas.........................   7.57%
                   Insurance.........................   6.47%
                   Retail............................   5.45%
                   Information Processing -- Services   4.76%
                   Utilities -- Electric.............   4.73%
                   Banks.............................   4.28%
                   Electronics/Electrical Equipment..   3.91%
                   Healthcare........................   3.62%
                   Leisure & Tourism.................   3.38%
                   Financial Services................   3.18%
                   Real Estate Investment Trusts.....   2.89%
                   Semiconductors....................   2.83%
                   Chemical..........................   2.82%
                   Home Builders.....................   2.82%
                   Apparel & Products................   2.53%
                   Machinery.........................   2.49%
                   Freight...........................   2.48%
                   Automotive........................   2.21%
                   Drugs.............................   2.08%
                   Foods.............................   2.01%
                   Commercial Services...............   1.84%
                   Hospital Supplies.................   1.63%
                   Information Processing -- Hardware   1.53%
                   Information Processing -- Software   1.48%
                   Commercial Paper..................   1.44%
                   Publishing........................   1.26%
                   Schools...........................   1.19%
                   Savings & Loan....................   1.13%
                   Paper/Forest Products.............   1.09%
                   Medical Technology................   1.03%
                   Building Materials................   0.98%
                   Telecommunications................   0.89%
                   Coal..............................   0.80%
                   Utilities -- Gas, Pipeline........   0.78%
                   Beverages.........................   0.77%
                   Hospital Management...............   0.75%
                   Appliances/Furnishings............   0.66%
                   Pollution Control.................   0.63%
                   Utilities -- Gas, Distribution....   0.59%
                   Human Resources...................   0.54%
                   Medical -- Biomedical/Gene........   0.53%
                   Government Agency.................   0.52%
                   Household Products................   0.51%
                   Repurchase Agreement..............   0.49%
                   Utilities -- Communication........   0.48%
                   Advertising.......................   0.47%
                   Aerospace/Defense.................   0.47%
                   Textile -- Products...............   0.46%
                   Metals............................   0.45%
                   Broadcasting......................   0.38%
                   Multimedia........................   0.38%
                   Airlines..........................   0.35%
                   Auto -- Replacement Parts.........   0.27%
                   Water Services....................   0.24%
                   Heavy Duty Trucks/Parts...........   0.14%
                   Conglomerates.....................   0.11%
                   Tobacco...........................   0.11%
                   Government Obligations............   0.11%
                                                      ------
                                                      111.72%
                                                      ======

*  Calculated as a percentage of Net Assets.

 68         MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS          May 31, 2005


                                                              Value
                                                    Shares   (Note 3)
        ---------------------------------------------------------------
        COMMON STOCK -- 97.43%
        Advertising -- 0.47%
          Catalina Marketing Corp.#................  87,700 $ 2,104,800
          Harte-Hanks, Inc.#....................... 127,800   3,743,262
          Valassis Communications, Inc.+...........  91,400   3,170,666
                                                            -----------
                                                              9,018,728
                                                            -----------
        Aerospace/Defense -- 0.47%
          Alliant Techsystems, Inc.+...............  67,400   4,832,580
          Sequa Corp., Class A+....................  15,000     870,000
          Titan Corp.+............................. 151,000   3,322,000
                                                            -----------
                                                              9,024,580
                                                            -----------
        Airlines -- 0.35%
          Airtran Holdings, Inc.+#................. 152,800   1,491,328
          Alaska Air Group, Inc.+#.................  46,000   1,357,920
          JetBlue Airways Corp.+#.................. 174,900   3,800,577
                                                            -----------
                                                              6,649,825
                                                            -----------
        Apparel & Products -- 2.53%
          Abercrombie and Fitch Co., Class A....... 155,300   8,903,349
          Aeropostale, Inc.+#......................  99,200   2,703,200
          American Eagle Outfitters, Inc........... 236,600   6,695,780
          AnnTaylor Stores Corp.+.................. 125,800   3,240,608
          Chicos FAS, Inc.+#....................... 318,400  10,892,464
          Foot Locker, Inc......................... 277,900   7,339,339
          Pacific Sunwear of California, Inc.+..... 132,300   2,778,300
          Payless ShoeSource, Inc.+................ 121,400   2,043,162
          Timberland Co., Class A+................. 110,600   4,076,716
                                                            -----------
                                                             48,672,918
                                                            -----------
        Appliances/Furnishings -- 0.66%
          Furniture Brands International, Inc.#....  94,600   1,902,406
          Herman Miller, Inc.#..................... 124,600   3,627,106
          HNI Corp.................................  92,400   4,766,916
          Lancaster Colony Corp....................  54,800   2,407,912
                                                            -----------
                                                             12,704,340
                                                            -----------
        Automotive -- 2.21%
          Advance Auto Parts, Inc.+................ 131,100   7,770,297
          ArvinMeritor, Inc.#...................... 124,800   1,797,120
          Borg-Warner, Inc......................... 100,100   5,351,346
          Carlisle Cos., Inc.#.....................  55,300   3,833,396
          Carmax, Inc.+#........................... 185,800   4,743,474
          Donaldson Co., Inc.#..................... 137,000   4,397,700
          Lear Corp.#.............................. 119,700   4,512,690
          Modine Manufacturing Co.#................  57,700   1,754,080
          SPX Corp.#............................... 133,900   5,946,499
          Thor Industries, Inc.#...................  82,200   2,495,592
                                                            -----------
                                                             42,602,194
                                                            -----------
        Auto - Replacement Parts -- 0.27%
          O'Reilly Automotive, Inc.+...............  93,900   5,216,145
                                                            -----------
        Banks -- 4.28%
          Associated Banc-Corp.#................... 230,800   7,713,336
          Bank of Hawaii Corp......................  95,300   4,643,969
          City National Corp.......................  80,700   5,732,121
          Colonial BancGroup, Inc.................. 276,100   6,154,269
          Commerce Bancorp, Inc.#.................. 282,800   7,847,700
          Cullen/Frost Bankers, Inc................  87,000   3,881,070
          First American Corp., Class A............ 145,500   5,630,850
          FirstMerit Corp.#........................ 150,000   3,825,000
          Greater Bay Bancorp#.....................  90,900   2,284,317
          Hibernia Corp., Class A.................. 276,600   8,892,690
          Mercantile Bankshares Corp............... 141,100   7,355,543
          Silicon Valley Bancshares#...............  64,400   3,075,744
          TCF Financial Corp.#..................... 226,400   5,859,232
          Texas Regional Bancshares, Inc., Class A.  73,400   2,113,186
          Westamerica Bancorp......................  59,600   3,137,940
          Wilmington Trust Corp.................... 120,000   4,299,600
                                                            -----------
                                                             82,446,567
                                                            -----------

                                                             Value
                                                   Shares   (Note 3)

         -------------------------------------------------------------
         Beverages -- 0.77%
           Constellation Brands, Inc., Class A+... 367,200 $10,211,832
           PepsiAmericas, Inc..................... 188,900   4,575,158
                                                           -----------
                                                            14,786,990
                                                           -----------
         Broadcasting -- 0.38%
           Emmis Communications Corp., Class A+#..  91,500   1,625,040
           Entercom Communications Corp.+#........  78,800   2,616,160
           Westwood One, Inc.#.................... 157,500   3,126,375
                                                           -----------
                                                             7,367,575
                                                           -----------
         Building Materials -- 0.98%
           Fastenal Co.#.......................... 121,800   7,079,016
           Martin Marietta Materials, Inc.........  84,100   5,134,305
           RPM International, Inc.#............... 208,900   3,676,640
           York International Corp.#..............  74,000   3,048,800
                                                           -----------
                                                            18,938,761
                                                           -----------
         Chemical -- 2.82%
           Airgas, Inc.#.......................... 125,000   3,000,000
           Albemarle Corp.........................  81,800   3,111,672
           Cabot Corp............................. 112,100   3,250,900
           Cabot Microelectronics Corp.+#.........  44,000   1,378,520
           Chemtura Corp.#........................ 204,600   3,140,610
           Cytec Industries, Inc..................  76,800   3,199,488
           Ferro Corp.............................  74,700   1,437,228
           FMC Corp.+.............................  65,700   3,643,065
           Invitrogen Corp.+#.....................  91,900   7,290,427
           Lubrizol Corp.......................... 120,000   4,724,400
           Lyondell Chemical Co................... 387,700   9,203,998
           Minerals Technologies, Inc.#...........  36,600   2,463,180
           Olin Corp.#............................ 126,400   2,372,528
           Sensient Technologies Corp.............  83,900   1,707,365
           Valspar Corp.#.........................  91,700   4,346,580
                                                           -----------
                                                            54,269,961
                                                           -----------
         Coal -- 0.80%
           Arch Coal, Inc.#....................... 111,800   5,416,710
           Peabody Energy Corp.................... 209,800  10,015,852
                                                           -----------
                                                            15,432,562
                                                           -----------
         Commercial Services -- 1.84%
           Adesa, Inc............................. 163,400   3,722,252
           Alliance Data Systems Corp.+........... 117,900   4,447,188
           Brinks Co.............................. 101,100   3,155,331
           CDW Corp.#............................. 131,900   7,673,942
           Deluxe Corp............................  89,500   3,616,695
           Dycom Industries, Inc.+#...............  86,700   1,702,788
           Moneygram International, Inc........... 152,800   2,834,440
           Plexus Corp.+..........................  77,200   1,061,500
           Quanta Services, Inc.+#................ 173,500   1,566,705
           Rollins, Inc.#.........................  87,800   1,791,120
           Sotheby's Holdings, Inc., Class A+.....  84,900   1,191,147
           United Rentals, Inc.+.................. 129,100   2,592,328
                                                           -----------
                                                            35,355,436
                                                           -----------
         Conglomerates -- 0.11%
           Trinity Industries, Inc.#..............  75,900   2,205,654
                                                           -----------
         Drugs -- 2.08%
           Barr Pharmaceuticals, Inc.+............ 164,700   8,370,054
           Cephalon, Inc.+#....................... 103,400   4,386,228
           IVAX Corp.+............................ 413,100   8,117,415
           Par Pharmaceutical Cos., Inc.+#........  60,400   1,932,800
           Perrigo Co............................. 158,300   2,459,982
           Sepracor, Inc.+........................ 187,300  11,380,348
           Valeant Pharmaceuticals International#. 163,000   3,362,690
                                                           -----------
                                                            40,009,517
                                                           -----------

 May 31, 2005  MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED    69


                                                                Value
                                                      Shares   (Note 3)
      -------------------------------------------------------------------
      COMMON STOCK (continued)
      Electronics/Electrical Equipment -- 3.91%
        Ametek, Inc.#................................ 123,100 $ 4,706,113
        Amphenol Corp., Class A...................... 157,700   6,684,903
        Arrow Electronics, Inc.+#.................... 206,500   5,771,675
        Avnet, Inc.+#................................ 215,000   4,497,800
        Commscope, Inc.+#............................  91,200   1,543,104
        Energizer Holdings, Inc.+.................... 126,000   7,922,880
        Gentex Corp.#................................ 277,600   4,963,488
        Harman International Industries, Inc......... 114,800   9,512,328
        Hawaiian Electric Industries, Inc.#.......... 143,900   3,712,620
        Hubbell, Inc., Class B....................... 109,600   4,980,224
        Kemet Corp.+#................................ 154,200   1,079,400
        Newport Corp.+#..............................  76,400   1,073,420
        Polycom, Inc.+............................... 174,900   2,992,539
        Silicon Laboratories, Inc.+#.................  80,800   2,240,584
        Teleflex, Inc.#..............................  68,700   3,843,765
        Thomas & Betts Corp.+........................ 106,200   3,279,456
        Varian, Inc.+................................  62,600   2,328,720
        Vishay Intertechnology, Inc.+................ 328,200   4,233,780
                                                              -----------
                                                               75,366,799
                                                              -----------
      Financial Services -- 3.18%
        A.G. Edwards, Inc............................ 135,500   5,597,505
        American Financial Group, Inc................ 104,100   3,374,922
        AmeriCredit Corp.+#.......................... 270,800   6,734,796
        Eaton Vance Corp.#........................... 237,400   5,783,064
        IndyMac Bancorp, Inc.#....................... 110,800   4,559,420
        Investors Financial Services Corp.#.......... 118,600   4,920,714
        Jefferies Group, Inc.#.......................  91,800   3,250,638
        LaBranche & Co., Inc.+#...................... 101,700     562,401
        Legg Mason, Inc.............................. 193,800  15,926,484
        Raymond James Financial, Inc................. 118,500   3,188,835
        Waddell & Reed Financial, Inc., Class A...... 147,400   2,825,658
        Webster Financial Corp.......................  95,800   4,493,020
                                                              -----------
                                                               61,217,457
                                                              -----------
      Foods -- 2.01%
        Dean Foods Co.+.............................. 265,700  10,354,329
        Hormel Foods Corp............................ 187,200   5,544,864
        Smithfield Foods, Inc.+...................... 178,700   5,330,621
        Smucker, J.M. Co.#........................... 104,200   5,190,202
        Tootsie Roll Industries, Inc.................  75,931   2,350,064
        Tyson Foods, Inc., Class A................... 541,500   9,996,090
                                                              -----------
                                                               38,766,170
                                                              -----------
      Freight -- 2.48%
        Alexander & Baldwin, Inc.#...................  77,500   3,444,875
        CH Robinson Worldwide, Inc................... 152,100   8,695,557
        CNF, Inc.....................................  92,100   4,103,055
        Expeditors International of Washington, Inc.. 190,000   9,686,200
        GATX Corp....................................  88,100   2,939,897
        JB Hunt Transport Services, Inc.#............ 245,600   4,931,648
        Overseas Shipholding Group, Inc..............  61,900   3,782,090
        Swift Transportation Co., Inc.+#............. 110,600   2,715,230
        Werner Enterprises, Inc...................... 113,000   2,125,530
        Yellow Roadway Corp.+#....................... 102,400   5,404,672
                                                              -----------
                                                               47,828,754
                                                              -----------
      Healthcare -- 3.62%
        Advanced Medical Optics, Inc.+............... 115,500   4,459,470
        Apria Healthcare Group, Inc.+................  86,400   2,721,600
        Community Health Systems, Inc.+#............. 118,900   4,324,393
        Covance, Inc.+#.............................. 111,900   4,885,554
        Dentsply International, Inc.................. 135,300   7,718,865
        Edwards Lifesciences Corp.+#................. 106,200   4,854,402
        Lincare Holdings, Inc.+...................... 178,900   7,864,444
        Omnicare, Inc.#.............................. 185,700   7,116,024
        Patterson Cos., Inc.+#....................... 244,900  11,116,011
        Renal Care Group, Inc.+...................... 120,900   5,590,416
        Steris Corp.................................. 123,500   2,988,700
        Universal Health Services, Inc., Class B..... 104,000   6,076,720
                                                              -----------
                                                               69,716,599
                                                              -----------

                                                                 Value
                                                       Shares   (Note 3)

     ---------------------------------------------------------------------
     Heavy Duty Trucks/Parts -- 0.14%
       Bandag, Inc.#..................................  27,800 $ 1,286,584
       Federal Signal Corp.#..........................  85,800   1,341,054
                                                               -----------
                                                                 2,627,638
                                                               -----------
     Home Builders -- 2.82%
       DR Horton, Inc................................. 522,733  18,070,880
       Hovnanian Enterprises, Inc., Class A+..........  86,300   5,359,230
       Lennar Corp.................................... 257,300  14,925,973
       Ryland Group, Inc..............................  84,700   5,801,950
       Toll Brothers, Inc.+#.......................... 110,200  10,203,418
                                                               -----------
                                                                54,361,451
                                                               -----------
     Hospital Management -- 0.75%
       LifePoint Hospitals, Inc.+.....................  88,000   3,958,240
       Triad Hospitals, Inc.+#........................ 140,100   7,105,872
       VCA Antech, Inc.+.............................. 136,100   3,369,836
                                                               -----------
                                                                14,433,948
                                                               -----------
     Hospital Supplies -- 1.63%
       Beckman Coulter, Inc.#......................... 110,300   7,727,618
       Henry Schein, Inc.+#........................... 154,300   6,216,747
       Hillenbrand Industries, Inc.................... 104,800   5,288,208
       Techne Corp.+#.................................  68,400   3,187,440
       Varian Medical Systems, Inc.+.................. 238,100   8,954,941
                                                               -----------
                                                                31,374,954
                                                               -----------
     Household Products -- 0.51%
       Church & Dwight Co., Inc.#..................... 113,000   4,086,080
       Scotts Co., Class A+#..........................  49,300   3,498,821
       Tupperware Corp................................ 100,600   2,273,560
                                                               -----------
                                                                 9,858,461
                                                               -----------
     Human Resources -- 0.54%
       Kelly Services, Inc., Class A#.................  48,800   1,357,128
       Korn/Ferry International+#.....................  62,000     983,320
       Manpower, Inc.................................. 160,200   6,380,766
       MPS Group, Inc.+............................... 182,800   1,714,664
                                                               -----------
                                                                10,435,878
                                                               -----------
     Information Processing - Hardware -- 1.53%
       Avocent Corp.+.................................  88,800   2,486,400
       Diebold, Inc................................... 127,800   6,397,668
       Imation Corp...................................  60,500   2,284,480
       Sandisk Corp.+#................................ 322,600   8,416,634
       Storage Technology Corp.+...................... 190,000   6,133,200
       Tech Data Corp.+............................... 104,000   3,733,600
                                                               -----------
                                                                29,451,982
                                                               -----------
     Information Processing - Services -- 4.76%
       3Com Corp.+#................................... 678,100   2,481,846
       Anteon International Corp.+#...................  55,100   2,434,869
       BISYS Group, Inc.+#............................ 215,300   3,283,325
       Cadence Design Systems, Inc.+#................. 481,900   6,732,143
       Ceridian Corp.+................................ 266,000   5,072,620
       Certegy, Inc.#................................. 111,200   4,175,560
       Checkfree Corp.+............................... 149,600   5,584,568
       Cognizant Technology Solutions Corp., Class A+. 237,000  11,376,000
       CSG Systems International, Inc.+#..............  91,000   1,730,820
       DST Systems, Inc.+............................. 135,100   6,533,436
       Dun & Bradstreet Corp.+#....................... 123,000   7,557,120
       Fair Issac & Co., Inc.#........................ 120,100   4,113,425
       Gartner, Inc., Class A+#....................... 152,100   1,508,832
       Jack Henry & Associates, Inc................... 144,700   2,559,743
       Macromedia, Inc.+.............................. 131,200   5,801,664
       McAfee, Inc.+.................................. 285,600   8,191,008
       McDATA Corp., Class A+#........................ 212,200     808,482
       Mentor Graphics Corp.+......................... 136,100   1,399,108
       National Instruments Corp.#.................... 118,800   2,762,100
       Reynolds and Reynolds Co., Class A............. 103,700   2,829,973
       Synopsys, Inc.+................................ 258,800   4,676,516
                                                               -----------
                                                                91,613,158
                                                               -----------

 70         MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS          May 31, 2005


                                                                  Value
                                                       Shares    (Note 3)
     ----------------------------------------------------------------------
     COMMON STOCK (continued)
     Information Processing - Software -- 1.48%
       Acxiom Corp.................................... 152,800 $  2,819,160
       Advent Software, Inc.+.........................  50,600    1,015,036
       ChoicePoint, Inc.+............................. 158,100    6,207,006
       F5 Networks, Inc.+#............................  65,300    3,344,013
       Keane, Inc.+#..................................  99,600    1,336,632
       RSA Security, Inc.+............................ 124,000    1,525,200
       SEI Investments Co............................. 149,900    5,210,524
       Sybase, Inc.+#................................. 159,000    3,243,600
       Transaction Systems Architects, Inc., Class A+.  63,800    1,453,364
       Wind River Systems, Inc.+#..................... 139,100    2,279,849
                                                               ------------
                                                                 28,434,384
                                                               ------------
     Insurance -- 6.47%
       Allmerica Financial Corp.+.....................  95,100    3,320,892
       AmerUs Group Co.#..............................  70,300    3,345,577
       Arthur J. Gallagher & Co....................... 164,200    4,535,204
       Brown & Brown, Inc.#........................... 111,000    4,946,160
       Coventry Health Care, Inc.+.................... 189,200   13,172,104
       Everest Reinsurance Group, Ltd................. 100,000    8,949,000
       Fidelity National Financial, Inc............... 311,000   11,192,890
       HCC Insurance Holdings, Inc.................... 121,100    4,748,331
       Health Net, Inc.+.............................. 197,900    6,774,117
       Horace Mann Educators Corp.#...................  76,300    1,388,660
       Leucadia National Corp.#....................... 168,850    6,735,427
       Ohio Casualty Corp.#........................... 111,300    2,660,070
       Old Republic International Corp.#.............. 325,000    8,079,500
       PacifiCare Health Systems, Inc., Class A+...... 154,500    9,707,235
       PMI Group, Inc.#............................... 167,700    6,339,060
       Protective Life Corp........................... 123,800    4,975,522
       Radian Group, Inc.............................. 157,800    7,239,864
       StanCorp Financial Group, Inc..................  50,700    3,794,895
       Unitrin, Inc................................... 103,200    5,138,328
       W.R. Berkley Corp.............................. 211,950    7,515,747
                                                               ------------
                                                                124,558,583
                                                               ------------
     Leisure & Tourism -- 3.38%
       Activision, Inc.+.............................. 338,266    5,331,072
       Applebee's International, Inc.................. 144,500    3,940,515
       Bob Evans Farms, Inc.#.........................  63,000    1,474,200
       Boyd Gaming Corp............................... 118,100    6,242,766
       Brinker International, Inc.+#.................. 157,300    5,917,626
       Caesars Entertainment, Inc.+#.................. 559,400   12,055,070
       Callaway Golf Co.#............................. 126,600    1,479,954
       CBRL Group, Inc.#..............................  84,700    3,448,984
       Cheesecake Factory, Inc., Class A+#............ 138,600    4,893,966
       GTECH Holdings Corp............................ 206,400    5,828,736
       International Speedway Corp., Class B#.........  78,900    4,312,674
       Macrovision Corp.+.............................  88,600    1,861,486
       Outback Steakhouse, Inc.#...................... 121,100    5,358,675
       Ruby Tuesday, Inc.#............................ 114,300    2,890,647
                                                               ------------
                                                                 65,036,371
                                                               ------------
     Machinery -- 2.49%
       AGCO Corp.+.................................... 161,000    2,955,960
       Crane Co.......................................  98,700    2,592,849
       Flowserve Corp.+#..............................  98,500    2,902,795
       Graco, Inc..................................... 122,900    4,287,981
       Granite Construction, Inc.#....................  66,100    1,550,045
       Jacobs Engineering Group, Inc.+................ 101,300    5,326,354
       Kennametal, Inc................................  66,800    2,939,200
       Nordson Corp...................................  58,500    1,818,765
       Pentair, Inc................................... 180,500    8,034,055
       Precision Castparts Corp....................... 117,800    9,156,594
       Tecumseh Products Co., Class A#................  32,900      899,486
       Zebra Technologies Corp., Class A+............. 128,100    5,467,308
                                                               ------------
                                                                 47,931,392
                                                               ------------

                                                                   Value
                                                        Shares    (Note 3)

    ------------------------------------------------------------------------
    Medical - Biomedical/Gene -- 0.53%
      Millennium Pharmaceuticals, Inc.+#............... 546,800 $  4,576,716
      Protein Design Labs, Inc.+....................... 187,700    3,585,070
      Vertex Pharmaceuticals, Inc.+#................... 143,100    1,991,952
                                                                ------------
                                                                  10,153,738
                                                                ------------
    Medical Technology -- 1.03%
      Charles River Laboratories International, Inc.+#. 117,800    5,665,002
      Cytyc Corp.+..................................... 202,200    4,733,502
      Gen-Probe, Inc.+.................................  88,800    3,450,768
      Inamed Corp.+....................................  63,800    3,970,274
      Martek Biosciences Corp.+#.......................  55,300    2,067,667
                                                                ------------
                                                                  19,887,213
                                                                ------------
    Metals -- 0.45%
      Harsco Corp......................................  74,000    4,294,220
      Steel Dynamics, Inc.#............................  73,500    1,976,415
      Worthington Industries, Inc.#.................... 142,500    2,388,300
                                                                ------------
                                                                   8,658,935
                                                                ------------
    Multimedia -- 0.38%
      Belo Corp........................................ 191,500    4,707,070
      Media General, Inc., Class A.....................  42,700    2,608,970
                                                                ------------
                                                                   7,316,040
                                                                ------------
    Oil & Gas -- 7.57%
      Cooper Cameron Corp.+............................  96,300    5,692,293
      ENSCO International, Inc......................... 269,600    8,977,680
      Equitable Resources, Inc......................... 108,800    6,915,328
      FMC Technologies, Inc.+#......................... 121,900    3,845,945
      Forest Oil Corp.+................................  98,400    3,912,384
      Grant Prideco, Inc.+............................. 220,300    5,291,606
      Hanover Compressor Co.+#......................... 139,200    1,451,856
      Helmerich & Payne, Inc...........................  90,400    3,748,888
      Murphy Oil Corp.#................................ 155,900   15,239,225
      Newfield Exploration Co.+........................ 225,000    8,651,250
      Noble Energy, Inc.#.............................. 154,500   11,490,165
      ONEOK, Inc.#..................................... 185,700    5,728,845
      Patterson-UTI Energy, Inc........................ 300,600    7,962,894
      Pioneer Natural Resources Co..................... 258,200   10,361,566
      Plains Exploration & Production Co.+#............ 137,400    4,197,570
      Pogo Producing Co.#.............................. 113,400    5,606,496
      Pride International, Inc.+#...................... 226,000    5,096,300
      Smith International, Inc......................... 189,000   11,105,640
      Tidewater, Inc................................... 108,100    3,740,260
      Weatherford International, Ltd.+#................ 246,300   12,947,991
      Western Gas Resources, Inc....................... 115,100    3,691,257
                                                                ------------
                                                                 145,655,439
                                                                ------------
    Paper/Forest Products -- 1.09%
      Bowater, Inc.#...................................  99,200    3,114,880
      Glatfelter#......................................  66,600      745,920
      Longview Fibre Co.#..............................  91,000    1,817,270
      Packaging Corp. of America....................... 151,300    3,304,392
      Potlatch Corp.#..................................  51,600    2,667,204
      Rayonier, Inc.#..................................  89,401    4,692,659
      Sonoco Products Co.#............................. 176,400    4,697,532
                                                                ------------
                                                                  21,039,857
                                                                ------------
    Pollution Control -- 0.63%
      Republic Services, Inc., Class A................. 230,000    8,160,400
      Stericycle, Inc.+#...............................  79,900    3,964,638
                                                                ------------
                                                                  12,125,038
                                                                ------------
    Publishing -- 1.26%
      American Greetings Corp., Class A#............... 122,900    3,192,942
      Banta Corp.......................................  44,400    1,950,048
      Lee Enterprises, Inc.#...........................  80,800    3,353,200
      Readers Digest Assoc., Inc., Class A............. 177,500    3,006,850

 May 31, 2005  MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED    71


                                                                      Value
                                                           Shares    (Note 3)
 ------------------------------------------------------------------------------
 COMMON STOCK (continued)
 Publishing (continued)
   Scholastic Corp.+#.....................................  66,400 $  2,491,328
   Washington Post Co., Class B@..........................  12,300   10,209,000
                                                                   ------------
                                                                     24,203,368
                                                                   ------------
 Real Estate Investment Trusts -- 2.89%
   AMB Property Corp...................................... 149,600    6,030,376
   Developers Diversified Realty Corp..................... 192,200    8,764,320
   Highwoods Properties, Inc..............................  95,700    2,633,664
   Hospitality Properties Trust........................... 112,700    4,949,784
   Liberty Property Trust................................. 153,600    6,342,144
   Mack-Cali Realty Corp.................................. 100,800    4,444,272
   New Plan Excel Realty Trust, Inc....................... 183,600    4,946,184
   Regency Centers Corp................................... 111,700    6,238,445
   United Dominion Realty Trust, Inc...................... 244,300    5,631,115
   Weingarten Realty Investors............................ 150,700    5,728,107
                                                                   ------------
                                                                     55,708,411
                                                                   ------------
 Retail -- 5.45%
   99 Cents Only Stores+#................................. 105,400    1,277,448
   Barnes & Noble, Inc.+.................................. 113,200    4,284,620
   BJ's Wholesale Club, Inc.+#............................ 123,800    3,732,570
   Blyth, Inc.............................................  62,800    1,779,752
   Borders Group, Inc..................................... 133,800    3,383,802
   Claire's Stores, Inc................................... 176,400    4,159,512
   Copart, Inc.+#......................................... 143,000    3,544,970
   Dollar Tree Stores, Inc.+#............................. 201,300    4,992,240
   Krispy Kreme Doughnuts, Inc.+#......................... 110,100      890,709
   Michaels Stores, Inc................................... 240,300   10,119,033
   Neiman Marcus Group, Inc., Class A.....................  87,200    8,419,160
   PETsMART, Inc.#........................................ 260,100    8,263,377
   Pier 1 Imports, Inc.#.................................. 153,900    2,583,981
   Regis Corp.#...........................................  79,700    3,011,066
   Rent-A-Center, Inc.+#.................................. 125,100    2,959,866
   Ross Stores, Inc....................................... 261,700    7,374,706
   Ruddick Corp.#.........................................  79,900    1,919,997
   Saks, Inc.+............................................ 249,100    4,269,574
   Urban Outfitters, Inc.+#............................... 116,100    6,192,774
   Whole Foods Market, Inc................................ 114,600   13,635,108
   Williams-Sonoma, Inc.+................................. 208,700    8,208,171
                                                                   ------------
                                                                    105,002,436
                                                                   ------------
 Savings & Loan -- 1.13%
   Astoria Financial Corp................................. 183,150    5,043,951
   Independence Community Bank Corp....................... 140,100    5,250,948
   New York Community Bancorp, Inc.#...................... 435,000    7,925,700
   Washington Federal, Inc................................ 154,410    3,523,636
                                                                   ------------
                                                                     21,744,235
                                                                   ------------
 Schools -- 1.19%
   Career Education Corp.+#............................... 182,700    6,334,209
   Corinthian Colleges, Inc.+#............................ 161,700    2,499,882
   DeVry, Inc.+#.......................................... 115,500    2,373,525
   Education Management Corp.+#........................... 121,500    3,942,675
   ITT Educational Services, Inc.+........................  81,900    3,717,441
   Laureate Education, Inc.+#.............................  87,900    4,104,930
                                                                   ------------
                                                                     22,972,662
                                                                   ------------
 Semiconductors -- 2.83%
   Atmel Corp.+#.......................................... 800,100    2,400,300
   Credence Systems Corp.+#............................... 163,100    1,291,752
   Cree, Inc.+#........................................... 136,400    4,097,456
   Cypress Semiconductor Corp.+#.......................... 229,000    2,960,970
   Fairchild Semiconductor International, Inc., Class A+#. 213,400    3,051,620
   Integrated Circuit Systems, Inc.+...................... 125,200    2,652,988
   Integrated Device Technology, Inc.+.................... 187,400    2,291,902
   International Rectifier Corp.+#........................ 120,600    5,762,268
   Intersil Corp., Class A#............................... 268,300    5,033,308
   Lam Research Corp.+.................................... 249,000    7,639,320
   Lattice Semiconductor Corp.+#.......................... 202,200      853,284

                                                  Shares/
                                                 Principal       Value
                                                  Amount        (Note 3)

     ----------------------------------------------------------------------
     Semiconductors (continued)
       LTX Corp.+#.............................      109,000 $      522,110
       Micrel, Inc.+#..........................      141,400      1,640,240
       Microchip Technology, Inc...............      369,500     10,951,980
       Semtech Corp.+#.........................      132,000      2,407,680
       Triquint Semiconductor, Inc.+#..........      245,200        831,228
                                                             --------------
                                                                 54,388,406
                                                             --------------
     Telecommunications -- 0.89%
       Adtran, Inc.............................      122,200      2,684,734
       Harris Corp.............................      237,200      6,817,128
       Plantronics, Inc.#......................       87,400      3,008,308
       Powerwave Technologies, Inc.+#..........      177,700      1,622,401
       RF Micro Devices, Inc.+#................      334,300      1,554,495
       UTStarcom, Inc.+#.......................      185,500      1,365,280
                                                             --------------
                                                                 17,052,346
                                                             --------------
     Textile - Products -- 0.46%
       Mohawk Industries, Inc.+#...............      106,100      8,850,862
                                                             --------------
     Tobacco -- 0.11%
       Universal Corp..........................       45,600      2,024,640
                                                             --------------
     Utilities - Communication -- 0.48%
       Cincinnati Bell, Inc.+..................      437,200      1,726,940
       Telephone and Data Systems, Inc.........      194,700      7,544,625
                                                             --------------
                                                                  9,271,565
                                                             --------------
     Utilities - Electric -- 4.73%
       Alliant Energy Corp.....................      207,100      5,715,960
       Black Hills Corp.#......................       57,900      2,120,298
       DPL, Inc................................      225,500      5,707,405
       Duquesne Light Holdings, Inc.#..........      137,000      2,607,110
       Energy East Corp........................      261,900      7,333,200
       Great Plains Energy, Inc.#..............      132,700      4,180,050
       Idacorp, Inc............................       75,200      2,129,664
       MDU Resources Group, Inc................      210,900      6,071,811
       Northeast Utilities.....................      228,900      4,534,509
       NSTAR...................................       94,900      5,555,446
       OGE Energy Corp.#.......................      160,400      4,451,100
       Pepco Holdings, Inc.....................      335,000      7,550,900
       PNM Resources, Inc.#....................      113,800      3,316,132
       Puget Energy, Inc.#.....................      178,100      4,051,775
       SCANA Corp.#............................      201,300      8,480,769
       Sierra Pacific Resources+#..............      209,300      2,501,135
       Weststar Energy, Inc....................      153,100      3,532,017
       Wisconsin Energy Corp...................      208,500      7,568,550
       WPS Resources Corp.#....................       67,100      3,699,223
                                                             --------------
                                                                 91,107,054
                                                             --------------
     Utilities - Gas, Distribution -- 0.59%
       AGL Resources, Inc......................      137,200      4,834,928
       Vectren Corp.#..........................      135,600      3,700,524
       WGL Holdings, Inc.#.....................       86,800      2,824,472
                                                             --------------
                                                                 11,359,924
                                                             --------------
     Utilities - Gas, Pipeline -- 0.78%
       Aquila, Inc.+#..........................      431,000      1,611,940
       National Fuel Gas Co....................      139,500      3,906,000
       Questar Corp............................      151,000      9,519,040
                                                             --------------
                                                                 15,036,980
                                                             --------------
     Water Services -- 0.24%
       Aqua America, Inc.#.....................      166,200      4,523,964
                                                             --------------
     Total Long-Term Investment Securities
        (Cost $1,561,617,485)..................               1,875,798,845
                                                             --------------
     SHORT-TERM INVESTMENT SECURITIES -- 13.80%
     Collective Investment Pool -- 11.73%
       Securities Lending Quality Trust(1)..... $225,863,423    225,863,423
                                                             --------------

 72   MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED    May 31, 2005


                                                   Principal     Value
                                                    Amount      (Note 3)
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENT SECURITIES (continued)
     Commercial Paper -- 1.44%
       Rabobank USA Financial Corp.:
        3.04% due 06/01/05@...................... $10,000,000 $ 10,000,000
       San Paolo Financial:
        3.04% due 06/01/05@......................  18,000,000   18,000,000
                                                              ------------
                                                                28,000,000
                                                              ------------
     Government Agency -- 0.52%
       Federal Home Loan Mtg. Corp. Disc. Notes:
        2.74% due 06/30/05@......................  10,000,000    9,977,928
                                                              ------------
     Government Obligations -- 0.11%
       United States Treasury Bills:
        2.55% due 06/23/05@......................      50,000       49,922
        2.56% due 06/30/05@......................      20,000       19,959
        2.60% due 06/23/05@......................      20,000       19,968
        2.60% due 07/07/05@......................      40,000       39,897
        2.62% due 06/09/05@......................     365,000      364,789
        2.62% due 06/23/05@......................      50,000       49,920
        2.63% due 06/02/05@......................     220,000      219,984
        2.65% due 06/23/05@......................     500,000      499,193
        2.66% due 06/30/05@......................      95,000       94,797
        2.66% due 07/07/05@......................     260,000      259,312
        2.70% due 06/30/05@......................      60,000       59,870
        2.75% due 06/23/05@......................      95,000       94,841
        2.76% due 06/23/05@......................     260,000      259,564
        2.77% due 06/23/05@......................      40,000       39,933
                                                              ------------
                                                                 2,071,949
                                                              ------------
     Total Short-Term Investment Securities
        (Cost $265,913,300)......................              265,913,300
                                                              ------------

                                                             Principal       Value
                                                              Amount        (Note 3)

----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.49%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $9,367,729 and collateralized
   by Federal National Mtg. Assoc. Notes, bearing interest
   at 2.88%, due 10/15/05 and having an approximate
   value of $9,650,821 (Cost $9,367,000)@.................. $9,367,000   $    9,367,000
                                                                         --------------
TOTAL INVESTMENTS
   (Cost $1,836,897,785)(2)................................     111.72%   2,151,079,145
Liabilities in excess of other assets......................     (11.72)%   (225,745,214)
                                                            ----------   --------------
NET ASSETS --                                                   100.00%  $1,925,333,931
                                                            ==========   ==============

--------
+  Non-income producing security
@ The security or a portion thereof represents collateral for open futures contracts.
#  The security or a portion thereof is out on loan (see Note 3).
(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)See Note 6 for cost of investments on a tax basis.

Open Futures Contracts
---------------------------------------------------------------------------------
                                                                     Unrealized
Number of                      Expiration  Value at   Value as of   Appreciation
Contracts     Description         Date    Trade Date  May 31, 2005 (Depreciation)
---------------------------------------------------------------------------------
141 Long  S&P MIDCAP 400 Index June 2005  $46,500,275 $47,284,350     $784,075
                                                                      ========

See Notes to Financial Statements

 May 31, 2005   MID CAPITAL GROWTH FUND - PORTFOLIO PROFILE (Unaudited)    73

Industry Allocation*

                   Leisure & Tourism................. 10.42%
                   Time Deposit......................  8.86%
                   Financial Services................  6.55%
                   Information Processing -- Software  5.30%
                   Healthcare........................  5.11%
                   Oil & Gas.........................  5.06%
                   Information Processing -- Services  4.12%
                   Retail............................  3.99%
                   Semiconductors....................  3.75%
                   Advertising.......................  3.40%
                   Commercial Services...............  3.22%
                   Telecommunications................  3.17%
                   Drugs.............................  2.84%
                   Apparel & Products................  2.79%
                   Home Builders.....................  2.72%
                   Freight...........................  2.65%
                   Electronics/Electrical Equipment..  2.57%
                   Schools...........................  2.43%
                   Insurance.........................  2.26%
                   Aerospace/Defense.................  2.25%
                   Medical Technology................  1.98%
                   Real Estate.......................  1.85%
                   Hospital Management...............  1.59%
                   Chemical..........................  1.57%
                   Building Materials................  1.43%
                   Hospital Supplies.................  1.02%
                   Paper/Forest Products.............  0.98%
                   Machinery.........................  0.94%
                   Mining............................  0.82%
                   Pollution Control.................  0.79%
                   Medical -- Biomedical/Gene........  0.59%
                   Utilities -- Gas, Pipeline........  0.57%
                   Therapeutics......................  0.54%
                   Information Processing -- Hardware  0.43%
                   Broadcasting......................  0.36%
                                                      -----
                                                      98.92%
                                                      =====

*  Calculated as a percentage of Net Assets.

 74       MID CAPITAL GROWTH FUND - SCHEDULE OF INVESTMENTS       May 31, 2005



                                                                   Value
                                                           Shares (Note 3)
     ---------------------------------------------------------------------
     COMMON STOCK -- 90.06%
     Advertising -- 3.40%
       Getty Images, Inc.+................................ 3,540  $264,934
       Lamar Advertising Co., Class A+.................... 1,775    74,230
                                                                  --------
                                                                   339,164
                                                                  --------
     Aerospace/Defense -- 2.25%
       DRS Technologies, Inc.+............................ 1,600    75,328
       Engineered Support Systems, Inc.................... 2,000    78,000
       L-3 Communications Holdings, Inc................... 1,000    70,780
                                                                  --------
                                                                   224,108
                                                                  --------
     Apparel & Products -- 2.79%
       Abercrombie and Fitch Co., Class A................. 1,200    68,796
       American Eagle Outfitters, Inc..................... 1,000    28,300
       Chicos FAS, Inc.+.................................. 3,153   107,864
       Polo Ralph Lauren Corp., Class A................... 1,900    73,625
                                                                  --------
                                                                   278,585
                                                                  --------
     Broadcasting -- 0.36%
       Univision Communications, Inc., Class A+........... 1,350    35,923
                                                                  --------
     Building Materials -- 1.43%
       Rinker Group, Ltd. Sponsored ADR................... 1,820    85,085
       Sherwin-Williams Co................................ 1,300    57,785
                                                                  --------
                                                                   142,870
                                                                  --------
     Chemical -- 1.57%
       Monsanto Co........................................   800    45,600
       Olin Corp.......................................... 4,100    76,957
       Westlake Chemical Corp............................. 1,400    33,572
                                                                  --------
                                                                   156,129
                                                                  --------
     Commercial Services -- 3.22%
       Corporate Executive Board Co....................... 3,185   222,249
       Interactive Data Corp.+............................ 1,150    24,759
       Moody's Corp....................................... 1,710    73,992
                                                                  --------
                                                                   321,000
                                                                  --------
     Drugs -- 2.84%
       Caremark Rx, Inc.+................................. 3,200   142,912
       IVAX Corp.+........................................ 2,500    49,125
       Teva Pharmaceutical Industries, Ltd. Sponsored ADR. 1,432    47,786
       VaxGen, Inc.+...................................... 4,400    43,736
                                                                  --------
                                                                   283,559
                                                                  --------
     Electronics/Electrical Equipment -- 2.57%
       Dolby Laboratories, Inc., Class A+................. 2,100    41,874
       Fisher Scientific International, Inc.+............. 2,220   138,661
       Flir Systems, Inc.+................................   910    24,388
       NVIDIA Corp.+...................................... 1,900    51,661
                                                                  --------
                                                                   256,584
                                                                  --------
     Financial Services -- 6.55%
       Ameritrade Holding Corp.+.......................... 2,200    32,692
       Asset Acceptance Capital Corp.+.................... 5,900   144,963
       Calamos Asset Management, Inc., Class A............ 4,695   113,525
       CapitalSource, Inc.+............................... 1,600    30,528
       Chicago Merchantile Exchange Holdings, Inc.........   440    95,124
       Countrywide Financial Corp......................... 1,800    66,906
       Greenhill & Co., Inc............................... 1,400    49,952
       Investors Financial Services Corp.................. 1,000    41,490
       Legg Mason, Inc....................................   950    78,071
                                                                  --------
                                                                   653,251
                                                                  --------
     Freight -- 2.65%
       CH Robinson Worldwide, Inc......................... 1,800   102,906
       Expeditors International of Washington, Inc........   900    45,882
       JB Hunt Transport Services, Inc.................... 3,200    64,256
       Old Dominion Freight Lines, Inc.+.................. 1,691    51,525
                                                                  --------
                                                                   264,569
                                                                  --------

                                                                     Value
                                                             Shares (Note 3)

    ------------------------------------------------------------------------
    Healthcare -- 5.11%
      Cooper Cos., Inc...................................... 1,920  $126,816
      Covance, Inc.+........................................ 1,862    81,295
      Dade Behring Holdings, Inc............................ 1,140    76,209
      Kinetic Concepts, Inc.+...............................   865    55,576
      Patterson Cos., Inc.+................................. 1,680    76,255
      Universal Health Services, Inc., Class B.............. 1,600    93,488
                                                                    --------
                                                                     509,639
                                                                    --------
    Home Builders -- 2.72%
      Centex Corp........................................... 1,600   104,768
      NVR, Inc.+............................................    93    70,587
      Standard Pacific Corp................................. 1,200    96,144
                                                                    --------
                                                                     271,499
                                                                    --------
    Hospital Management -- 1.59%
      LifePoint Hospitals, Inc.+............................ 1,200    53,976
      Triad Hospitals, Inc.+................................ 1,100    55,792
      VCA Antech, Inc.+..................................... 1,990    49,272
                                                                    --------
                                                                     159,040
                                                                    --------
    Hospital Supplies -- 1.02%
      CR Bard, Inc..........................................   570    38,902
      St. Jude Medical, Inc.+............................... 1,575    63,189
                                                                    --------
                                                                     102,091
                                                                    --------
    Information Processing - Hardware -- 0.43%
      Network Appliance, Inc.+.............................. 1,500    43,140
                                                                    --------
    Information Processing - Services -- 4.12%
      Akamai Technologies, Inc.+............................ 3,250    45,630
      CACI International, Inc., Class A+.................... 1,100    70,906
      Kanbay International, Inc.+........................... 3,200    66,432
      Monster Worldwide, Inc.+.............................. 2,590    68,324
      Netease.com, Inc.+....................................   500    25,810
      Shanda Interactive Entertainment, Ltd. Sponsored ADR+. 1,480    54,538
      Sina Corp.+...........................................   750    20,873
      VeriSign, Inc.+....................................... 1,800    58,230
                                                                    --------
                                                                     410,743
                                                                    --------
    Information Processing - Software -- 5.30%
      Adobe Systems, Inc.................................... 1,460    48,268
      Autodesk, Inc......................................... 1,140    45,121
      ChoicePoint, Inc.+.................................... 1,595    62,620
      Global Payments, Inc..................................   790    54,747
      Mercury Interactive Corp.+............................ 1,000    45,120
      Pixar, Inc.+..........................................   990    52,203
      Red Hat, Inc.+........................................ 3,425    43,292
      Salesforce.com, Inc.+................................. 4,225    85,514
      Satyam Computer Services.............................. 3,712    91,723
                                                                    --------
                                                                     528,608
                                                                    --------
    Insurance -- 2.26%
      AMERIGROUP Corp.+..................................... 1,900    74,556
      Centene Corp.+........................................ 2,200    70,730
      White Mountains Insurance Group, Ltd..................   120    79,740
                                                                    --------
                                                                     225,026
                                                                    --------
    Leisure & Tourism -- 10.42%
      Activision, Inc.+..................................... 2,466    38,864
      Cheesecake Factory, Inc., Class A+.................... 1,175    41,489
      Dreamworks Animation SKG, Inc., Class A+.............. 1,160    34,104
      Electronic Arts, Inc.+................................   965    50,701
      Harrah's Entertainment, Inc...........................   700    50,267
      International Game Technology......................... 4,430   124,838
      International Speedway Corp., Class B.................   670    36,622
      Kerzner International, Ltd.+..........................   400    24,632
      MGM Mirage, Inc.+..................................... 2,200    83,798
      P.F. Chang's China Bistro, Inc.+...................... 1,365    80,904
      Penn National Gaming, Inc.+........................... 1,460    47,552

 May 31, 2005     MID CAPITAL GROWTH FUND - SCHEDULE OF INVESTMENTS -      75
                                       CONTINUED


                                                             Value
                                                    Shares  (Note 3)
          -----------------------------------------------------------
          COMMON STOCK (continued)
          Leisure & Tourism (continued)
            Royal Caribbean Cruises, Ltd........... 2,720  $  125,419
            SCP Pool Corp.......................... 1,650      59,103
            Sonic Corp.+........................... 1,175      39,950
            Station Casinos, Inc................... 2,300     149,730
            Wynn Resorts, Ltd.+.................... 1,110      52,004
                                                           ----------
                                                            1,039,977
                                                           ----------
          Machinery -- 0.94%
            Pentair, Inc........................... 2,100      93,471
                                                           ----------
          Medical - Biomedical/Gene -- 0.59%
            Affymetrix, Inc.+...................... 1,100      58,839
                                                           ----------
          Medical Technology -- 1.98%
            Gen-Probe, Inc.+....................... 1,625      63,147
            Hologic, Inc.+......................... 1,500      55,215
            Idexx Laboratories, Inc.+..............   430      24,824
            Inamed Corp.+..........................   870      54,140
                                                           ----------
                                                              197,326
                                                           ----------
          Mining -- 0.82%
            Cameco Corp............................ 1,975      81,666
                                                           ----------
          Oil & Gas -- 5.06%
            Barrett Bill Corp.+.................... 1,800      54,810
            ENSCO International, Inc............... 1,800      59,940
            National-Oilwell Varco, Inc.+.......... 1,100      49,500
            Noble Corp.............................   900      50,958
            Patterson-UTI Energy, Inc.............. 2,000      52,980
            Transocean, Inc.+...................... 1,100      54,791
            Ultra Petroleum Corp.+................. 6,670     181,491
                                                           ----------
                                                              504,470
                                                           ----------
          Paper/Forest Products -- 0.98%
            Plum Creek Timber Co., Inc............. 2,090      73,255
            Sealed Air Corp.+......................   480      24,859
                                                           ----------
                                                               98,114
                                                           ----------
          Pollution Control -- 0.79%
            Stericycle, Inc.+...................... 1,585      78,648
                                                           ----------
          Real Estate -- 1.85%
            Brascan Corp., Class A................. 2,060      79,434
            CB Richard Ellis Group, Inc., Class A+. 2,000      76,920
            St. Joe Co.............................   360      28,393
                                                           ----------
                                                              184,747
                                                           ----------
          Retail -- 3.99%
            Amazon.com, Inc.+...................... 2,100      74,571
            Express Scripts, Inc., Class A+........ 1,300     120,107
            PETsMART, Inc.......................... 1,835      58,298

                                                           Shares/
                                                          Principal   Value
                                                           Amount    (Note 3)

 -----------------------------------------------------------------------------
 Retail (continued)
   Tractor Supply Co.+...................................      600  $   26,652
   Urban Outfitters, Inc.+...............................    1,165      62,141
   Whole Foods Market, Inc...............................      475      56,516
                                                                    ----------
                                                                       398,285
                                                                    ----------
 Schools -- 2.43%
   Career Education Corp.+...............................      705      24,442
   ITT Educational Services, Inc.+.......................    1,475      66,950
   Laureate Education, Inc.+.............................    1,075      50,203
   Strayer Education, Inc................................    1,155     100,485
                                                                    ----------
                                                                       242,080
                                                                    ----------
 Semiconductors -- 3.75%
   Broadcom Corp., Class A+..............................    1,300      46,137
   Marvell Technology Group, Ltd.+.......................    3,400     139,264
   MEMC Electronic Materials, Inc.+......................    4,000      54,800
   Microsemi Corp.+......................................    1,600      33,008
   Tessera Technologies, Inc.+...........................    1,820      53,581
   Xilinx, Inc...........................................    1,700      47,175
                                                                    ----------
                                                                       373,965
                                                                    ----------
 Telecommunications -- 3.17%
   Crown Castle International Corp.+.....................    6,090     108,280
   Harris Corp...........................................    2,200      63,228
   NII Holdings, Inc., Class B+..........................    2,435     145,126
                                                                    ----------
                                                                       316,634
                                                                    ----------
 Therapeutics -- 0.54%
   Favrille, Inc.+.......................................   13,500      54,000
                                                                    ----------
 Utilities - Gas, Pipeline -- 0.57%
   Questar Corp..........................................      900      56,736
                                                                    ----------
 Total Long-Term Investment Securities
    (Cost $8,686,965)....................................            8,984,486
                                                                    ----------
 SHORT-TERM INVESTMENT SECURITIES -- 8.86%
 Time Deposit -- 8.86%
   Euro Time Deposit with State Street Bank & Trust Co.:
    1.50% due 06/01/05
    (Cost $884,000)...................................... $884,000     884,000
                                                                    ----------
 TOTAL INVESTMENTS
    (Cost $9,570,965)(1).................................    98.92%  9,868,486
 Other assets less liabilities...........................     1.08%    107,722
                                                          --------  ----------
 NET ASSETS --                                              100.00% $9,976,208
                                                          ========  ==========

--------
ADR American Depository Receipt
+  Non-income producing security
(1)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 76      MONEY MARKET I FUND - PORTFOLIO PROFILE (Unaudited)      May 31, 2005

Industry Allocation*

                   Asset Backed/ Receivables........  19.86%
                   Finance..........................  18.61%
                   Asset Backed/Multi-Asset.........  18.35%
                   Asset Backed/Securities..........  15.89%
                   Foreign Bank.....................  12.50%
                   Diversified Financial Services...   6.13%
                   Government Agencies..............   6.13%
                   Regional Bank....................   2.81%
                                                     ------
                                                     100.28%
                                                     ======

                   Weighted Average Days to Maturity     30

Credit Quality*+#

                          A-1................. 93.87%
                          Government -- Agency  6.13%
                                               -----
                                                 100%
                                               =====

*  Calculated as a percentage of Net Assets.
+  Source: Standard and Poors
#  Calculated as a percentage of total debt issues.

 May 31, 2005        MONEY MARKET I FUND - SCHEDULE OF INVESTMENTS         77


                                                 Principal     Value
                                                  Amount      (Note 3)
        ----------------------------------------------------------------
        ASSET-BACKED COMMERCIAL PAPER -- 54.10%
          Amsterdam Funding Corp.:
           3.02% due 06/28/05*................. $ 5,000,000 $  4,988,675
           3.03% due 06/24/05*.................   5,000,000    4,990,321
          Apreco, Inc.:
           3.00% due 06/03/05*.................   5,000,000    4,999,167
           3.02% due 06/27/05*.................  10,000,000    9,978,189
          Barton Capital Corp.:
           3.14% due 08/12/05..................   5,000,000    4,968,600
           3.15% due 08/02/05..................   5,000,000    4,973,050
          Cafco, LLC:
           3.02% due 07/11/05*.................  10,000,000    9,966,445
           3.13% due 08/03/05*.................   5,000,000    4,972,613
          CRC Funding, LLC:
           3.14% due 08/02/05..................  10,000,000    9,945,922
          Cancara Asset Securitisation, Ltd.:
           3.02% due 06/02/05*.................   5,000,000    4,999,580
           3.03% due 06/20/05*.................   5,000,000    4,992,004
          Chariot Funding, LLC:
           3.03% due 06/15/05*.................   5,000,000    4,994,109
          Charta Corp.:
           3.02% due 06/14/05*.................   5,000,000    4,994,547
           3.08% due 07/11/05*.................  10,000,000    9,965,778
          Ciesco, LP:
           2.96% due 06/03/05..................   5,000,000    4,999,178
           3.02% due 07/08/05..................  10,000,000    9,968,961
          Edison Asset Securitization:
           2.90% due 06/09/05*.................  10,000,000    9,993,556
          Galaxy Funding, Inc.:
           3.14% due 08/08/05*.................   6,000,000    5,964,413
          Giro Funding United States Corp.:
           3.00% due 06/28/05*.................   5,000,000    4,988,750
           3.05% due 07/15/05*.................  10,000,000    9,962,722
          Govco, Inc.:
           3.02% due 06/24/05*.................  10,000,000    9,980,706
           3.14% due 08/01/05*.................   5,000,000    4,973,397
          Greyhawk Fund, Corp.:
           3.02% due 06/03/05*.................   5,000,000    4,999,161
           3.13% due 08/02/05*.................  10,000,000    9,946,095
          Jupiter Securitization Corp.:
           3.02% due 06/01/05*.................   5,000,000    5,000,000
           3.02% due 06/14/05*.................   5,000,000    4,994,538
          Preferred Receivables Funding Corp.:
           3.02% due 06/23/05*.................   5,000,000    4,990,772
          Sheffield Receivables Corp.:
           3.03% due 06/27/05*.................   5,000,000    4,989,059
          Surrey Funding Corp.:
           3.01% due 06/23/05*.................   4,000,000    3,992,642
          Sydney Capital, Inc.:
           3.09% due 07/14/05*.................   5,000,000    4,981,546
           3.14% due 08/04/05*.................   6,310,000    6,274,776
          White Pine Finance, LLC:
           3.05% due 03/15/06*(1)..............   5,000,000    4,999,694
           3.05% due 11/18/05*(1)..............   5,000,000    5,000,000
          Windmill Funding Corp.:
           3.02% due 06/13/05..................   5,000,000    4,994,967
           3.14% due 08/03/05..................   5,000,000    4,972,525
                                                            ------------
        Total Asset-Backed Commercial Paper
           (Cost $220,696,458).................              220,696,458
                                                            ------------
        COMMERCIAL PAPER -- 38.46%
          ABN Amro Bank NV Chicago:
           2.88% due 06/13/05..................   5,000,000    5,000,000
          Barclays Bank, PLC:
           3.10% due 07/08/05..................   5,000,000    5,000,026
           3.11% due 07/12/05..................  10,000,000   10,000,057
          BNP Paribas SA:
           2.86% due 06/08/05..................   5,000,000    5,000,001
           3.26% due 08/31/05..................  10,000,000   10,000,127

                                                      Principal      Value
                                                       Amount       (Note 3)

 ------------------------------------------------------------------------------
   Bear Stearns Co., Inc.:
    2.85% due 06/02/05............................. $ 5,000,000   $  4,999,604
    2.97% due 06/20/05.............................   5,000,000      4,992,163
   Beta Finance, Inc.:
    3.04% due 01/14/06*(1).........................   5,000,000      5,000,000
   Citibank NA:
    2.89% due 06/10/05.............................  10,000,000     10,000,000
    3.02% due 06/29/05.............................   5,000,000      5,000,000
   Deutsche Bank AG:
    3.09% due 07/25/05.............................   6,000,000      6,000,089
   Dexia Delaware, LLC:
    3.10% due 07/29/05.............................   5,000,000      4,975,028
   First Tennesse Bank:
    2.99% due 06/20/05.............................   5,000,000      5,000,000
   General Electric Capital Corp.:
    3.11% due 07/19/05.............................  10,000,000      9,958,533
   General Electric Co.:
    2.99% due 06/28/05.............................   5,000,000      4,988,788
   Goldman Sachs Group, Inc.:
    3.09% due 07/29/05*............................   7,000,000      7,000,000
   HBOS Treasury Services, LPC:
    2.87% due 06/09/05.............................   5,000,000      4,996,811
    3.13% due 08/11/05.............................   5,000,000      5,000,049
   Merrill Lynch & Co., Inc.:
    3.00% due 06/27/05.............................   5,000,000      4,989,167
   Sedna Finance, Inc.:
    3.05% due 04/25/06*(1).........................  10,000,000     10,000,000
    3.06% due 01/17/06*(1).........................   5,000,000      5,000,000
   Sigma Finance, Inc.:
    3.04% due 02/24/06*(1).........................   5,000,000      4,999,541
    3.05% due 05/08/06*(1).........................   9,000,000      9,000,000
   UBS Finance, Inc.:
    3.04% due 06/01/05.............................  10,000,000     10,000,000
                                                                  ------------
 Total Commercial Paper
    (Cost $156,899,984)............................                156,899,984
                                                                  ------------
 U.S. GOVERNMENT AGENCIES -- 6.13%
   Federal Home Loan Bank:
    2.99% due 06/24/05.............................   5,000,000      4,990,576
   Federal National Mtg. Assoc.:
    2.98% due 10/21/05(1)..........................  10,000,000      9,998,992
    3.02% due 07/26/05(1)..........................   5,000,000      4,999,925
    3.03% due 05/09/06(1)..........................   5,000,000      4,999,532
                                                                  ------------
 Total U.S.Government Agencies
    (Cost $24,989,025).............................                 24,989,025
                                                                  ------------
 Total Short-Term Investment Securities
    (Cost $402,585,467)............................                402,585,467
                                                                  ------------
 REPURCHASE AGREEMENTS -- 1.59%
   State Street Bank & Trust Co., Joint Repurchase
    Agreement(2)...................................     473,000        473,000
   UBS Warburg, LLC, Joint Repurchase Agreement(2).   6,000,000      6,000,000
                                                                  ------------
 Total Repurchase Agreements
    (Cost $6,473,000)..............................                  6,473,000
                                                                  ------------
 TOTAL INVESTMENTS
    (Cost $409,058,467)(3).........................      100.28%   409,058,467
 Liabilities in excess of other assets.............       (0.28)%   (1,125,014)
                                                    -----------   ------------
 NET ASSETS --                                           100.00%  $407,933,453
                                                    ===========   ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of the securities. At May 31, 2005, the aggregate value of these securities was $216,872,796 representing 53.16% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Floating rate security where the rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of May 31, 2005.
(2)See Note 3 for details of Joint Repurchase Agreement.
(3)See Note 6 for cost of investments on a tax basis.

 78   NASDAQ 100(R) INDEX FUND - PORTFOLIO PROFILE (Unaudited)    May 31, 2005

Industry Allocation*

                   Information Processing -- Software  14.58%
                   Telecommunications................  14.47%
                   Semiconductors....................  13.79%
                   Information Processing -- Services   9.72%
                   Collective Investment Pool........   8.39%
                   Information Processing -- Hardware   8.35%
                   Retail............................   7.26%
                   Medical -- Biomedical/Gene........   6.01%
                   Broadcasting......................   4.47%
                   Leisure & Tourism.................   3.88%
                   Repurchase Agreement..............   2.65%
                   Electronics/Electrical Equipment..   2.25%
                   Commercial Services...............   1.78%
                   Medical Technology................   1.70%
                   Schools...........................   1.36%
                   Therapeutics......................   1.30%
                   Drugs.............................   1.14%
                   Healthcare........................   1.10%
                   Heavy Duty Trucks/Parts...........   1.03%
                   Freight...........................   0.76%
                   Chemical..........................   0.59%
                   Government Obligations............   0.51%
                   Utilities -- Communications.......   0.46%
                   Building Materials................   0.32%
                   Advertising.......................   0.27%
                   Paper/Forest Products.............   0.20%
                                                      ------
                                                      108.34%
                                                      ======

*  Calculated as a percentage of Net Assets.

 May 31, 2005     NASDAQ 100(R) INDEX FUND - SCHEDULE OF INVESTMENTS       79


                                                                    Value
                                                          Shares   (Note 3)
   -------------------------------------------------------------------------
   COMMON STOCK -- 96.79%
   Advertising -- 0.27%
     Lamar Advertising Co., Class A+.....................   5,770 $  241,301
                                                                  ----------
   Broadcasting -- 4.47%
     Comcast Corp., Class A+.............................  64,570  2,079,154
     EchoStar Communications Corp., Class A..............  15,130    442,250
     Liberty Media International, Inc.+..................  11,800    494,538
     Sirius Satellite Radio, Inc.+.......................  92,750    560,210
     XM Satellite Radio Holdings, Inc., Class A+#........  14,750    473,622
                                                                  ----------
                                                                   4,049,774
                                                                  ----------
   Building Materials -- 0.32%
     Fastenal Co.#.......................................   4,920    285,950
                                                                  ----------
   Chemical -- 0.59%
     Invitrogen Corp.+...................................   3,290    260,996
     Sigma-Aldrich Corp..................................   4,500    269,595
                                                                  ----------
                                                                     530,591
                                                                  ----------
   Commercial Services -- 1.78%
     CDW Corp............................................   5,870    341,517
     Cintas Corp.........................................  13,980    564,372
     Paychex, Inc........................................  24,350    703,228
                                                                  ----------
                                                                   1,609,117
                                                                  ----------
   Drugs -- 1.14%
     Teva Pharmaceutical Industries, Ltd. Sponsored ADR#.  30,980  1,033,803
                                                                  ----------
   Electronics/Electrical Equipment -- 2.25%
     American Power Conversion Corp......................  13,040    331,998
     Comverse Technology, Inc.+..........................  13,920    327,538
     Flextronics International, Ltd.+....................  41,600    531,648
     Garmin, Ltd.#.......................................   6,810    302,023
     JDS Uniphase Corp.+#................................ 111,510    170,610
     Molex, Inc..........................................   6,710    177,748
     Sanmina-SCI Corp.+..................................  37,890    194,376
                                                                  ----------
                                                                   2,035,941
                                                                  ----------
   Freight -- 0.76%
     CH Robinson Worldwide, Inc..........................   5,720    327,012
     Expeditors International of Washington, Inc.........   7,110    362,468
                                                                  ----------
                                                                     689,480
                                                                  ----------
   Healthcare -- 1.10%
     Dentsply International, Inc.........................   5,260    300,083
     Lincare Holdings, Inc.+.............................   6,570    288,817
     Patterson Cos., Inc.+#..............................   8,940    405,787
                                                                  ----------
                                                                     994,687
                                                                  ----------
   Heavy Duty Trucks/Parts -- 1.03%
     PACCAR, Inc.........................................  13,200    933,900
                                                                  ----------
   Information Processing - Hardware -- 8.35%
     Apple Computer, Inc.+@..............................  77,290  3,069,186
     Dell, Inc.+.........................................  61,350  2,447,251
     Juniper Networks, Inc.+.............................  24,230    621,257
     Network Appliance, Inc.+............................  25,960    746,610
     Sandisk Corp.+......................................  11,250    293,513
     Sun Microsystems, Inc.+.............................  99,650    379,666
                                                                  ----------
                                                                   7,557,483
                                                                  ----------
   Information Processing - Services -- 9.72%
     Check Point Software Technologies, Ltd.+............  17,240    391,520
     Cognizant Technology Solutions Corp., Class A+......   8,780    421,440
     eBay, Inc.+.........................................  68,010  2,585,060
     Fiserv, Inc.+.......................................  16,430    706,490
     IAC/InterActive Corp.+#.............................  48,620  1,191,190
     Symantec Corp.+.....................................  50,310  1,137,509
     Synopsys, Inc.+.....................................   9,080    164,076
     VeriSign, Inc.+.....................................  16,190    523,747
     Yahoo!, Inc.+.......................................  45,140  1,679,208
                                                                  ----------
                                                                   8,800,240
                                                                  ----------

                                                              Value
                                                    Shares   (Note 3)

        ---------------------------------------------------------------
        Information Processing - Software -- 14.58%
          Adobe Systems, Inc.......................  32,460 $ 1,073,128
          Autodesk, Inc............................  16,210     641,592
          BEA Systems, Inc.+.......................  25,300     213,279
          Citrix Systems, Inc.+....................  13,640     343,182
          Intuit, Inc.+............................  15,840     684,605
          Mercury Interactive Corp.+...............   6,120     276,134
          Microsoft Corp.@......................... 253,940   6,551,652
          Oracle Corp.+............................ 147,740   1,894,027
          Pixar, Inc.+.............................   7,900     416,567
          Siebel Systems, Inc.+....................  40,430     372,765
          VERITAS Software Corp.+..................  29,320     729,188
                                                            -----------
                                                             13,196,119
                                                            -----------
        Leisure & Tourism -- 3.88%
          Electronic Arts, Inc.+...................  21,050   1,105,967
          Starbucks Corp.+.........................  37,680   2,062,980
          Wynn Resorts, Ltd.+#.....................   7,240     339,194
                                                            -----------
                                                              3,508,141
                                                            -----------
        Medical - Biomedical/Gene -- 6.01%
          Amgen, Inc.+@............................  39,820   2,491,936
          Biogen Idec, Inc.+.......................  24,590     961,469
          Genzyme Corp.+...........................  21,150   1,319,548
          MedImmune, Inc.+.........................  18,060     476,784
          Millennium Pharmaceuticals, Inc.+........  22,810     190,920
                                                            -----------
                                                              5,440,657
                                                            -----------
        Medical Technology -- 1.70%
          Biomet, Inc..............................  23,080     869,885
          Chiron Corp.+............................  17,720     665,209
                                                            -----------
                                                              1,535,094
                                                            -----------
        Paper/Forest Products -- 0.20%
          Smurfit-Stone Container Corp.+...........  16,880     183,486
                                                            -----------
        Retail -- 7.26%
          Amazon.com, Inc.+#.......................  18,440     654,804
          Bed Bath & Beyond, Inc.+.................  27,590   1,121,533
          Costco Wholesale Corp....................  16,880     766,690
          Dollar Tree Stores, Inc.+................   7,370     182,776
          Express Scripts, Inc., Class A+..........   4,450     411,136
          PETsMART, Inc............................   9,810     311,664
          Ross Stores, Inc.........................   9,810     276,446
          Sears Holdings Corp.+#...................  10,980   1,610,766
          Staples, Inc.............................  33,855     728,898
          Whole Foods Market, Inc..................   4,290     510,424
                                                            -----------
                                                              6,575,137
                                                            -----------
        Schools -- 1.36%
          Apollo Group, Inc., Class A+.............  12,620     990,670
          Career Education Corp.+..................   7,070     245,117
                                                            -----------
                                                              1,235,787
                                                            -----------
        Semiconductors -- 13.79%
          Altera Corp.+............................  35,510     787,967
          Applied Materials, Inc...................  58,490     959,821
          ATI Technologies, Inc.+..................  16,800     253,176
          Broadcom Corp., Class A+.................  16,890     599,426
          Intel Corp.@............................. 147,870   3,982,139
          Intersil Corp., Class A..................  10,310     193,416
          KLA-Tencor Corp..........................  16,150     733,371
          Lam Research Corp.+......................   9,790     300,357
          Linear Technology Corp...................  27,840   1,043,165
          Marvell Technology Group, Ltd.+..........  17,720     725,811
          Maxim Integrated Products, Inc...........  31,040   1,222,976
          Microchip Technology, Inc................  11,690     346,492
          Novellus Systems, Inc.+..................   9,670     257,706
          QLogic Corp.+............................   6,360     203,647
          Xilinx, Inc..............................  31,350     869,962
                                                            -----------
                                                             12,479,432
                                                            -----------

 80     NASDAQ 100(R) INDEX FUND - SCHEDULE OF INVESTMENTS -      May 31, 2005
                              CONTINUED


                                                       Shares/
                                                      Principal    Value
                                                       Amount     (Note 3)
    ------------------------------------------------------------------------
    COMMON STOCK (continued)
    Telecommunications -- 14.47%
      Cisco Systems, Inc.+@..........................    156,610 $ 3,035,102
      Level 3 Communications, Inc.+#.................     45,910      95,493
      MCI, Inc.#.....................................     23,730     607,963
      Nextel Communications, Inc., Class A+..........     94,820   2,861,668
      QUALCOMM, Inc.@................................    134,610   5,015,568
      Research In Motion, Ltd.+......................     12,820   1,061,752
      Telefonaktiebolaget LM Ericsson ADR, Class B+#.      8,680     272,812
      Tellabs, Inc.+.................................     17,930     147,385
                                                                 -----------
                                                                  13,097,743
                                                                 -----------
    Therapeutics -- 1.30%
      Gilead Sciences, Inc.+.........................     28,910   1,179,528
                                                                 -----------
    Utilities - Communication -- 0.46%
      NTL, Inc.+.....................................      6,480     416,534
                                                                 -----------
    Total Long-Term Investment Securities
       (Cost $73,751,339)............................             87,609,925
                                                                 -----------
    SHORT-TERM INVESTMENT SECURITIES -- 8.90%
    Collective Investment Pool -- 8.39%
      Securities Lending Quality Trust(1)............ $7,595,585   7,595,585
                                                                 -----------
    Government Obligations -- 0.51%
      United States Treasury Bills:
       2.62% due 06/09/05@...........................     75,000      74,956
       2.65% due 06/23/05@...........................    390,000     389,371
                                                                 -----------
                                                                     464,327
                                                                 -----------
    Total Short-Term Investment Securities
       (Cost $8,059,912).............................              8,059,912
                                                                 -----------

                                                             Principal      Value
                                                              Amount       (Note 3)

-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.65%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $2,395,186 and collateralized
   by Federal Home Loan Mtg. Corp. Notes, bearing interest
   at 2.88%, due 12/29/06 and having an approximate value
   of $2,445,191 (Cost $2,395,000)@........................ $2,395,000   $ 2,395,000
                                                                         -----------
TOTAL INVESTMENTS
   (Cost $84,206,251)(2)...................................     108.34%   98,064,837
Liabilities in excess of other assets......................      (8.34)%  (7,544,958)
                                                            ----------   -----------
NET ASSETS --                                                   100.00%  $90,519,879
                                                            ==========   ===========

--------
ADR American Depository Receipt
#  The security or a portion thereof is out on loan (see Note 2).
+  Non-income producing security.
@ The security or a portion thereof represents collateral for open futures contracts.
(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)See Note 6 for cost of investments on a tax basis.

  Open Futures Contracts
  ----------------------------------------------------------------------------
                                                                  Unrealized
  Number of                  Expiration  Value at  Value as of   Appreciation
  Contracts   Description       Date    Trade Date May 31, 2005 (Depreciation)
  ----------------------------------------------------------------------------
   18 Long  Nasdaq 100 Index June 2005  $2,766,920  $2,781,000     $14,080
                                                                   =======

See Notes to Financial Statements

 May 31, 2005  SCIENCE & TECHNOLOGY FUND - PORTFOLIO PROFILE (Unaudited)   81

Industry Allocation*

                   Semiconductors....................  22.77%
                   Information Processing -- Software  20.58%
                   Information Processing -- Services  15.45%
                   Information Processing -- Hardware  13.88%
                   Telecommunications................  13.71%
                   Collective Investment Pool........   9.76%
                   Electronics/Electrical Equipment..   4.28%
                   Commercial Services...............   3.06%
                   Registered Investment Companies...   1.83%
                   Multimedia........................   1.69%
                   Leisure & Tourism.................   1.55%
                   Medical Technology................   0.56%
                   Therapeutics......................   0.35%
                                                      ------
                                                      109.47%
                                                      ======

*  Calculated as a percentage of Net Assets.

 82      SCIENCE & TECHNOLOGY FUND - SCHEDULE OF INVESTMENTS      May 31, 2005



                                                                Value
                                                    Shares     (Note 3)
      -------------------------------------------------------------------
      COMMON STOCK -- 97.88%
      Commercial Services -- 3.06%
        Accenture, Ltd., Class A+.................   887,000 $ 20,649,360
        CDW Corp.#................................   281,100   16,354,398
                                                             ------------
                                                               37,003,758
                                                             ------------
      Electronics/Electrical Equipment -- 4.28%
        Dolby Laboratories, Inc., Class A+........   127,000    2,532,380
        Flextronics International, Ltd.+#......... 1,265,300   16,170,534
        Harman International Industries, Inc......     7,400      613,164
        Jabil Circuit, Inc.+......................   299,000    8,739,770
        LG Electronics, Inc.(3)...................    59,700    4,315,587
        Samsung Electronics Co., Ltd. GDR+*(4)....    81,000   19,480,500
                                                             ------------
                                                               51,851,935
                                                             ------------
      Information Processing - Hardware -- 13.88%
        Dell, Inc.+............................... 1,627,400   64,916,986
        EMC Corp.+................................ 2,979,400   41,890,364
        International Business Machines Corp......   368,500   27,840,175
        Juniper Networks, Inc.+#..................   898,056   23,026,156
        Lexmark International, Inc., Class A+.....   150,000   10,266,000
                                                             ------------
                                                              167,939,681
                                                             ------------
      Information Processing - Services -- 15.45%
        Cadence Design Systems, Inc.+#............ 1,343,900   18,774,283
        Certegy, Inc..............................   301,900   11,336,345
        eBay, Inc.+...............................   635,800   24,166,758
        First Data Corp...........................   648,300   24,525,189
        Fiserv, Inc.+.............................    30,300    1,302,900
        Google, Inc.+.............................    65,100   18,123,840
        McAfee, Inc.+.............................   593,900   17,033,052
        Monster Worldwide, Inc.+..................   146,100    3,854,118
        Symantec Corp.+...........................   591,100   13,364,771
        Synopsys, Inc.+...........................   385,000    6,956,950
        VeriSign, Inc.+#..........................   501,900   16,236,465
        Yahoo!, Inc.+.............................   842,400   31,337,280
                                                             ------------
                                                              187,011,951
                                                             ------------
      Information Processing - Software -- 20.58%
        Citrix Systems, Inc.+.....................   353,500    8,894,060
        Cognos, Inc.+#............................   296,100   11,180,736
        Informatica Corp.+#.......................   304,000    2,608,320
        Intuit, Inc.+#............................    88,900    3,842,258
        Mercury Interactive Corp.+#...............   695,385   31,375,771
        Microsoft Corp............................ 3,213,100   82,897,980
        NAVTEQ Corp.+.............................   119,000    4,539,850
        Oracle Corp.+............................. 3,181,300   40,784,266
        Red Hat, Inc.+#........................... 2,008,600   25,388,704
        SAP AG(3).................................    77,200   12,720,032
        SAP AG Sponsored ADR#.....................   236,500    9,755,625
        VERITAS Software Corp.+...................   604,300   15,028,941
                                                             ------------
                                                              249,016,543
                                                             ------------
      Leisure & Tourism -- 1.55%
        Dreamworks Animation SKG, Inc., Class A+#.   116,900    3,436,860
        Electronic Arts, Inc.+....................   132,300    6,951,042
        International Game Technology.............   299,300    8,434,274
                                                             ------------
                                                               18,822,176
                                                             ------------
      Medical Technology -- 0.56%
        Boston Scientific Corp.+..................   251,800    6,821,262
                                                             ------------
      Multimedia -- 1.69%
        Time Warner, Inc.+........................   882,700   15,358,980
        Viacom, Inc., Class B.....................   147,200    5,047,488
                                                             ------------
                                                               20,406,468
                                                             ------------
      Semiconductors -- 22.77%
        Altera Corp.+.............................   610,100   13,538,119
        Analog Devices, Inc.......................   858,400   31,829,472
        Applied Materials, Inc....................   736,900   12,092,529

                                                    Shares/
                                                   Principal        Value
                                                    Amount         (Note 3)

 ------------------------------------------------------------------------------
 Semiconductors (continued)
   ASML Holding NV+#............................      301,300   $    4,856,956
   Broadcom Corp., Class A+.....................       73,300        2,601,417
   Intel Corp...................................    1,255,300       33,805,229
   Intersil Corp., Class A#.....................      721,700       13,539,092
   KLA-Tencor Corp.#............................      361,500       16,415,715
   Linear Technology Corp.......................      239,800        8,985,306
   Marvell Technology Group, Ltd.+#.............      220,900        9,048,064
   Maxim Integrated Products, Inc...............      841,900       33,170,860
   Microchip Technology, Inc.#..................      592,100       17,549,844
   National Semiconductor Corp.#................      371,200        7,468,544
   Novellus Systems, Inc.+......................      515,200       13,730,080
   Taiwan Semiconductor Manufacturing Co., Ltd.
    Sponsored ADR#..............................    1,326,000       12,212,460
   Texas Instruments, Inc.......................      445,300       12,308,092
   Xilinx, Inc..................................    1,168,200       32,417,550
                                                                --------------
                                                                   275,569,329
                                                                --------------
 Telecommunications -- 13.71%
   Cisco Systems, Inc.+.........................    2,880,700       55,827,966
   Corning, Inc.+...............................    1,403,700       22,010,016
   Crown Castle International Corp.+............      365,100        6,491,478
   Lucent Technologies, Inc.+#..................    1,228,500        3,452,085
   Motorola, Inc................................      328,000        5,697,360
   Nextel Communications, Inc., Class A+........      148,600        4,484,748
   Nokia OYJ Sponsored ADR......................      670,100       11,297,886
   Nortel Networks Corp.+#......................    1,493,900        3,869,201
   QUALCOMM, Inc................................      892,300       33,247,098
   Research In Motion, Ltd.+....................      148,400       12,290,488
   TELUS Corp.+.................................       54,000        1,798,279
   TELUS Corp...................................      169,200        5,422,860
                                                                --------------
                                                                   165,889,465
                                                                --------------
 Therapeutics -- 0.35%
   Gilead Sciences, Inc.+.......................      103,100        4,206,480
                                                                --------------
 Total Long-Term Investment Securities
    (Cost $1,075,731,171).......................                 1,184,539,048
                                                                --------------
 SHORT-TERM INVESTMENT SECURITIES -- 11.59%
 Collective Investment Pool -- 9.76%
   Securities Lending Quality Trust(1).......... $118,197,215      118,197,215
                                                                --------------
 Registered Investment Companies -- 1.83%
   T. Rowe Price Reserve Investment Fund........   22,139,310       22,139,310
                                                                --------------
 Total Short-Term Investment Securities
    (Cost $140,336,525).........................                   140,336,525
                                                                --------------
 TOTAL INVESTMENTS
    (Cost $1,216,067,696)(2)....................       109.47%   1,324,875,573
 Liabilities in excess of other assets..........        (9.47)%   (114,639,364)
                                                 ------------   --------------
 NET ASSETS --                                         100.00%  $1,210,236,209
                                                 ============   ==============

--------
ADR American Depository Receipt
GDR Global Depository Receipt
#  The security or a portion thereof is out on loan (see Note 3).
+  Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of the securities. At May 31, 2005, the aggregate value of these securities was $19,480,500 representing 1.61% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)See Note 6 for cost of investments on a tax basis.
(3)Security was valued using fair value procedures at May 31, 2005. See Note 3 regarding fair value pricing procedures for foreign equity securities.
(4)Illiquid security

See Notes to Financial Statements

 May 31, 2005       SMALL CAP FUND - PORTFOLIO PROFILE (Unaudited)         83

Industry Allocation*

                   Collective Investment Pool........  18.06%
                   Oil & Gas.........................   7.22%
                   Banks.............................   5.56%
                   Leisure & Tourism.................   5.46%
                   Insurance.........................   4.70%
                   Information Processing -- Services   4.61%
                   Electronics/Electrical Equipment..   4.16%
                   Information Processing -- Software   3.88%
                   Real Estate Investment Trusts.....   3.74%
                   Healthcare........................   3.56%
                   Commercial Services...............   3.38%
                   Semiconductors....................   3.07%
                   Machinery.........................   3.05%
                   Metals............................   3.04%
                   Retail............................   2.88%
                   Apparel & Products................   2.54%
                   Telecommunications................   2.48%
                   Medical Technology................   2.39%
                   Chemical..........................   2.07%
                   Drugs.............................   2.07%
                   Building Materials................   1.88%
                   Automotive........................   1.82%
                   Household Products................   1.81%
                   Freight...........................   1.80%
                   Foods.............................   1.75%
                   Financial Services................   1.61%
                   Savings & Loan....................   1.44%
                   Information Processing -- Hardware   1.31%
                   Human Resources...................   1.25%
                   Home Builders.....................   1.18%
                   Hospital Supplies.................   1.17%
                   Broadcasting......................   0.98%
                   Therapeutics......................   0.93%
                   Utilities -- Electric.............   0.92%
                   Aerospace/Defense.................   0.88%
                   Appliances/Furnishings............   0.86%
                   Medical -- Biomedical/Gene........   0.81%
                   Advertising.......................   0.67%
                   Paper/Forest Products.............   0.65%
                   Publishing........................   0.62%
                   Retirement/Aged Care..............   0.56%
                   Airlines..........................   0.55%
                   Finance Companies.................   0.52%
                   Heavy Duty Trucks/Parts...........   0.36%
                   Fertilizers.......................   0.35%
                   Registered Investment Companies...   0.34%
                   Pollution Control.................   0.33%
                   Textile -- Products...............   0.31%
                   Utilities -- Communication........   0.27%
                   Time Deposit......................   0.24%
                   Containers -- Metal/Glass.........   0.20%
                   Gas & Pipeline Utilities..........   0.20%
                   Hospital Management...............   0.20%
                   Hardware & Tools..................   0.17%
                   Railroads & Equipment.............   0.13%
                   Utilities -- Gas, Distribution....   0.13%
                   Consumer Service..................   0.11%
                   Utilities -- Miscellaneous........   0.10%
                   Utilities -- Gas, Pipeline........   0.09%
                   Schools...........................   0.06%
                   Auto -- Replacement Parts.........   0.03%
                   Manufacturing.....................   0.02%
                   Mobile Homes......................   0.02%
                   Electronic Instruments............   0.01%
                   Mining............................   0.01%
                                                      ------
                                                      117.57%
                                                      ======

*  Calculated as a percentage of Net Assets.

 84           SMALL CAP FUND - SCHEDULE OF INVESTMENTS            May 31, 2005


                                                              Value
                                                    Shares   (Note 3)
        ---------------------------------------------------------------
        COMMON STOCK -- 98.93%
        Advertising -- 0.67%
          Catalina Marketing Corp.#................  52,698 $ 1,264,752
          Getty Images, Inc.+......................   7,200     538,848
          R.H. Donnelley Corp.+....................  34,351   2,111,899
          Ventiv Health, Inc.+.....................   6,269     127,261
                                                            -----------
                                                              4,042,760
                                                            -----------
        Aerospace/Defense -- 0.88%
          Armor Holdings, Inc.+#...................  53,200   2,008,300
          DRS Technologies, Inc.+..................  27,800   1,308,824
          EDO Corp.................................  14,100     401,427
          Esterline Technologies Corp.+............   9,109     354,340
          Innovative Solutions and Support, Inc.+#.  11,551     400,127
          Teledyne Technologies, Inc.+.............  11,046     349,274
          United Defense Industries, Inc.#.........   6,600     491,766
                                                            -----------
                                                              5,314,058
                                                            -----------
        Airlines -- 0.55%
          ExpressJet Holdings, Inc.+...............  90,900     784,467
          Frontier Airlines, Inc.+#................  45,515     555,738
          Mesa Air Group, Inc.+#...................  11,777      75,137
          Midwest Express Holdings, Inc.+#.........  44,200      86,632
          SkyWest, Inc.............................  99,690   1,818,346
                                                            -----------
                                                              3,320,320
                                                            -----------
        Apparel & Products -- 2.54%
          Aeropostale, Inc.+.......................  51,100   1,392,475
          AnnTaylor Stores Corp.+..................  76,650   1,974,504
          Charming Shoppes, Inc.+..................  55,442     500,641
          Cherokee, Inc............................   5,400     190,728
          Children's Place Retail Stores, Inc.+#...  16,247     758,897
          Christopher & Banks Corp.#...............  29,900     547,170
          Columbia Sportswear Co.+#................  14,500     654,240
          Finish Line, Inc., Class A...............  14,900     296,808
          Genesco, Inc.+...........................   6,133     210,055
          Gymboree Corp.+..........................  51,700     684,508
          Hartmarx Corp.+..........................  28,499     270,171
          Hot Topic, Inc.+.........................  45,600     979,032
          J. Jill Group, Inc.+.....................  43,000     548,250
          K-Swiss, Inc., Class A...................  21,077     676,572
          Oakley, Inc..............................  61,300     901,110
          Payless ShoeSource, Inc.+................  75,647   1,273,139
          Stage Stores, Inc.+......................  31,022   1,211,409
          Stein Mart, Inc.+........................   8,629     207,614
          Timberland Co., Class A+.................   1,103      40,657
          Unifi, Inc.+.............................   5,900      18,939
          Warnaco Group, Inc.+.....................  51,500   1,099,010
          Wolverine World Wide, Inc................  43,445     998,366
                                                            -----------
                                                             15,434,295
                                                            -----------
        Appliances/Furnishings -- 0.86%
          CompX International, Inc., Class A#......   4,501      65,039
          Ethan Allen Interiors, Inc...............  10,800     336,960
          Furniture Brands International, Inc......  42,900     862,719
          Griffon Corp.+...........................  29,700     591,921
          Herman Miller, Inc.......................  60,800   1,769,888
          Stanley Furniture Co., Inc...............   2,606     110,104
          Tempur- Pedic International, Inc.+.......  63,200   1,474,456
                                                            -----------
                                                              5,211,087
                                                            -----------
        Automotive -- 1.82%
          Accuride Corp.+..........................  15,500     136,710
          Aftermarket Technology Corp.+#...........  11,924     182,914
          AO Smith Corp.#..........................  64,700   2,028,992
          Commercial Vehicle Group, Inc.+#.........   4,938      90,810
          Goodyear Tire & Rubber Co.+#............. 264,581   3,807,321
          Keystone Automotive Industries, Inc.+....  24,200     477,708
          Monro Muffler Brake, Inc.+...............  31,100     835,657
          Noble International Ltd.#................   3,533      72,956

                                                              Value
                                                    Shares   (Note 3)

        ---------------------------------------------------------------
        Automotive (continued)
          Oshkosh Truck Corp., Class B.............     700 $    55,818
          Strattec Security Corp.+.................  12,200     617,686
          Tenneco Automotive, Inc.+................  84,553   1,268,295
          Thor Industries, Inc.....................  10,100     306,636
          United Auto Group, Inc...................  38,600   1,188,880
                                                            -----------
                                                             11,070,383
                                                            -----------
        Auto - Replacement Parts -- 0.03%
          Sonic Automotive, Inc., Class A..........   8,300     176,956
                                                            -----------
        Banks -- 5.56%
          Amcore Financial, Inc....................   1,437      40,035
          Amegy Bancorp., Inc......................  86,700   1,544,127
          BancFirst Corp.#.........................   2,905     228,740
          Bank of Hawaii Corp......................  40,690   1,982,824
          BOK Financial Corp.......................   2,329     105,317
          Boston Private Financial Holdings, Inc.#.  23,700     580,176
          Capital Crossing Bank+#..................   5,416     175,912
          Cascade Bancorp#.........................   9,100     188,188
          Center Financial Corp.#..................  14,607     312,152
          Central Pacific Financial Corp...........  36,900   1,309,950
          Citizens Banking Corp.#..................  57,900   1,677,942
          City Holding Co..........................  33,180   1,120,820
          City National Corp.......................  23,982   1,703,441
          Columbia Banking System, Inc.............   2,434      59,876
          Community Trust Bancorp, Inc.............   1,874      55,489
          Corus Bankshares, Inc....................  41,172   2,112,947
          Cullen/Frost Bankers, Inc................   5,111     228,002
          First American Corp., Class A............  31,586   1,222,378
          First Bancorp Puerto Rico#...............  49,337   1,891,087
          First Citizens BancShares, Inc., Class A.   2,024     264,193
          First Community Bancorp..................  15,309     676,352
          First Republic Bank......................  35,821   1,149,138
          Glacier Bancorp, Inc.#...................  31,515     735,875
          International Bancshares Corp............   4,358     157,019
          Mercantile Bank Corp.....................   4,400     179,740
          Mid-State Bancshares.....................  22,462     601,308
          Old Second Bancorp, Inc.#................   4,367     122,320
          Pacific Capital Bancorp..................  62,016   2,096,141
          Pinnacle Financial Partners, Inc.+.......   2,000      44,680
          Provident Bankshares Corp................  36,000   1,139,040
          R&G Financial Corp., Class B.............  87,844   1,266,710
          Republic Bancorp, Inc.................... 102,174   1,410,512
          Sandy Spring Bancorp, Inc................  30,100     999,320
          Santander BanCorp#.......................  12,773     281,006
          Signature Bank+#.........................   4,400     107,888
          Southwest Bancorp, Inc...................   1,496      27,078
          Sterling Bancshares, Inc.................  33,000     448,800
          SVB Financial Group+.....................   1,541      73,598
          Texas Capital Bancshares, Inc.+#.........  45,200     846,144
          Trustmark Corp...........................  22,700     648,539
          Valley National Bancorp#.................  52,566   1,254,225
          WesBanco, Inc............................  20,711     612,424
          Westamerica Bancorp......................  38,600   2,032,290
          Wilshire Bancorp, Inc....................   2,438      32,498
                                                            -----------
                                                             33,746,241
                                                            -----------
        Broadcasting -- 0.98%
          4Kids Entertainment, Inc.+#..............  34,550     656,450
          Emmis Communications Corp., Class A+.....  20,600     365,856
          Entercom Communications Corp.+...........  15,000     498,000
          Gray Television, Inc.....................  74,000     869,500
          Liberty Corp.............................  34,500   1,245,795
          Lin TV Corp., Class A+...................  73,500   1,069,425
          Lodgenet Entertainment Corp.+#...........  52,174     884,871
          New Frontier Medi, Inc.+#................   2,725      16,350
          Saga Communications, Inc., Class A+......  16,000     220,800
          Young Broadcasting, Inc., Class A+#......  22,500     129,600
                                                            -----------
                                                              5,956,647
                                                            -----------

 May 31, 2005    SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED      85


                                                                Value
                                                      Shares   (Note 3)
      -------------------------------------------------------------------
      COMMON STOCK (continued)
      Building Materials -- 1.88%
        Interline Brands, Inc.+......................  22,700 $   456,043
        Matthews International Corp., Class A........  46,700   1,727,433
        Perini Corp.+(4).............................  26,100     393,588
        Texas Industries, Inc........................  52,134   2,399,207
        Trex Co., Inc.+#.............................  21,300     821,115
        USG Corp.+#..................................  95,156   4,362,902
        Watsco, Inc..................................  28,500   1,259,415
                                                              -----------
                                                               11,419,703
                                                              -----------
      Chemical -- 2.07%
        Airgas, Inc.................................. 105,300   2,527,200
        Arch Chemicals, Inc.#........................  43,100   1,015,867
        Cabot Microelectronics Corp.+#...............  22,000     689,260
        Ferro Corp...................................  66,200   1,273,688
        FMC Corp.+...................................  31,626   1,753,662
        Georgia Gulf Corp............................   6,505     206,729
        Hexcel Corp.+................................  17,233     281,587
        Invitrogen Corp.+............................     834      66,161
        MacDermid, Inc...............................  13,900     404,629
        Minerals Technologies, Inc...................  24,800   1,669,040
        Mosaic Co.+..................................   4,400      57,552
        Octel Corp...................................  32,372     584,638
        Sensient Technologies Corp...................  41,800     850,630
        Symyx Technologies, Inc.+....................  20,800     529,984
        W.R. Grace & Co.+#...........................  66,073     681,874
                                                              -----------
                                                               12,592,501
                                                              -----------
      Commercial Services -- 3.38%
        ACE Cash Express, Inc.+#.....................  10,235     223,225
        Alliance Data Systems Corp.+.................  10,244     386,404
        Arbitron, Inc................................   2,247      90,644
        Baker (Michael) Corp.+.......................  17,686     305,260
        Blount International, Inc.+#.................  28,733     507,425
        Central Parking Corp.#.......................  59,000     997,100
        Collectors Universe, Inc.+...................   2,174      34,567
        Deluxe Corp..................................  15,513     626,880
        DiamondCluster International, Inc., Class A+.  83,900   1,097,412
        Electro Rent Corp.+..........................  26,000     305,500
        First Advantage Corp., Class A+#.............  12,200     266,692
        Geo Group, Inc.+.............................  27,548     668,590
        Greif Brothers Corp., Class A#...............  27,206   1,977,332
        Intersections, Inc.+#........................   3,900      38,025
        Iron Mountain, Inc.+.........................  65,675   1,884,873
        LECG Corp.+..................................  38,000     732,640
        Maximus, Inc.#...............................  38,800   1,330,452
        Pacer International, Inc.+...................  17,600     401,456
        Plexus Corp.+................................  67,300     925,375
        PRA International, Inc.+.....................  12,008     312,568
        Pre-Paid Legal Services, Inc.#...............   2,467      92,932
        Ritchie Brothers Auctioneers, Inc............  22,100     822,120
        Silgan Holdings, Inc.........................  18,248   1,040,136
        Sotheby's Holdings, Inc., Class A+........... 135,950   1,907,378
        Stamps.com, Inc.+............................  29,100     650,676
        Startek, Inc.................................  26,300     366,885
        TeleTech Holdings, Inc.+..................... 131,300   1,072,721
        Vertrue, Inc.+#..............................  17,292     653,638
        Washington Group International, Inc.+........  17,000     816,170
                                                              -----------
                                                               20,535,076
                                                              -----------
      Consumer Service -- 0.11%
        Advanta Corp., Class B.......................  27,614     681,237
                                                              -----------
      Containers - Metal/Glass -- 0.20%
        AptarGroup, Inc..............................  23,800   1,190,000
                                                              -----------
      Drugs -- 2.07%
        Able Laboratories, Inc.+#....................  10,200      43,554
        Alkermes, Inc.+#.............................  37,300     432,680
        Alpharma, Inc., Class A......................  62,293     801,711
        Array Biopharma, Inc.+.......................  76,400     476,736

                                                             Value
                                                   Shares   (Note 3)

         -------------------------------------------------------------
         Drugs (continued)
           Bone Care International, Inc.+.........  42,100 $ 1,378,354
           Cephalon, Inc.+#.......................  52,258   2,216,784
           CNS, Inc.#.............................  14,953     314,013
           Cubist Pharmaceuticals, Inc.+#.........  30,400     304,304
           Eon Labs, Inc.+........................  12,500     383,000
           First Horizon Pharmaceutical Corp.+....  78,900   1,483,320
           King Pharmaceuticals, Inc.+............   4,814      45,541
           KOS Pharmaceuticals, Inc.+#............  25,511   1,472,750
           Mannatech, Inc.........................  47,600     766,836
           Natures Sunshine Products, Inc.........  15,700     258,579
           Nutraceutical International Corp.+.....  23,391     308,527
           Pharmion Corp.+........................  40,400     821,332
           Rigel Pharmaceuticals, Inc.+#..........  12,900     230,781
           USANA Health Sciences, Inc.+#..........   8,012     351,727
           Zymogenetics, Inc.+....................  28,500     496,185
                                                           -----------
                                                            12,586,714
                                                           -----------
         Electronic Instruments -- 0.01%
           LoJack Corp.+..........................   3,245      47,831
                                                           -----------
         Electronics/Electrical Equipment -- 4.16%
           American Science & Engineering, Inc.+#.  16,559     631,063
           Ametek, Inc............................   3,673     140,419
           Amphenol Corp., Class A................   9,299     394,185
           Analogic Corp..........................  14,900     633,101
           Arrow Electronics, Inc.+...............  71,945   2,010,863
           Artesyn Technologies, Inc.+#...........  33,200     273,236
           Avnet, Inc.+...........................  22,463     469,926
           Bel Fuse, Inc., Class B#...............   6,091     182,121
           Belden CDT, Inc........................  57,800   1,162,936
           Cogent, Inc.+..........................  10,300     206,618
           Coherent, Inc.+........................   7,047     231,353
           Commscope, Inc.+#...................... 105,372   1,782,894
           Cymer, Inc.+#..........................  49,000   1,392,090
           Digital Theater Systems, Inc.+#........  22,800     389,652
           Dionex Corp.+..........................   8,000     358,800
           DSP Group, Inc.+.......................  53,500   1,258,320
           Energy Conversion Devices, Inc.+#......  63,975   1,233,438
           ESCO Technologies, Inc.+...............   7,036     596,301
           FEI Co.+#..............................  12,300     256,086
           Gerber Scientific, Inc.+...............  26,668     196,810
           Global Imaging Systems, Inc.+..........  38,823   1,234,183
           Kemet Corp.+#..........................  69,800     488,600
           Lecroy Corp.+..........................   6,820     112,257
           Littelfuse, Inc.+......................  30,700     923,456
           Methode Electronics, Inc., Class A.....  89,300   1,066,242
           Mettler-Toledo International, Inc.+....  19,987     979,363
           Millipore Corp.+.......................   2,522     129,858
           Molecular Devices Corp.+...............  18,300     353,556
           Newport Corp.+.........................  27,700     389,185
           Orbotech, Ltd.+........................  15,200     315,096
           Paxar Corp.+...........................  17,700     311,874
           Silicon Laboratories, Inc.+#...........  25,900     718,207
           Stoneridge, Inc.+......................  25,849     202,139
           Thomas & Betts Corp.+..................  29,100     898,608
           Thomas Industries, Inc.................  28,300   1,128,321
           Wesco International, Inc.+.............  30,009     876,263
           Wilson Greatbatch Technologies, Inc.+#.  20,100     483,204
           Woodhead Industries, Inc.#.............  39,400     505,502
           Woodward Governor Co...................   4,000     309,480
                                                           -----------
                                                            25,225,606
                                                           -----------
         Fertilizers -- 0.35%
           Terra Industries, Inc.+#............... 338,359   2,148,580
                                                           -----------
         Finance Companies -- 0.52%
           Chittenden Corp........................  74,550   1,956,938
           Westcorp#..............................  20,248     980,813
           WFS Financial, Inc.+...................   4,128     201,240
                                                           -----------
                                                             3,138,991
                                                           -----------

 86     SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED      May 31, 2005


                                                                 Value
                                                       Shares   (Note 3)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Financial Services -- 1.61%
        Affiliated Managers Group, Inc.+#.............  20,400 $ 1,360,680
        American Financial Group, Inc.................  35,526   1,151,753
        Calamos Asset Management, Inc., Class A.......   3,631      87,798
        CompuCredit Corp.+#...........................  61,741   1,946,694
        Investment Technology Group, Inc.+............  68,600   1,354,164
        Investors Financial Services Corp.............  27,200   1,128,528
        Nasdaq Stock Market, Inc.+....................   3,852      66,100
        National Financial Partners Corp..............  11,100     424,464
        Nelnet, Inc.+#................................  13,560     500,364
        Piper Jaffray Cos.+#..........................  36,300   1,026,201
        SWS Group, Inc................................  46,600     737,212
                                                               -----------
                                                                 9,783,958
                                                               -----------
      Foods -- 1.75%
        American Italian Pasta Co., Class A#..........  15,200     349,752
        Chiquita Brands International, Inc............ 107,499   3,126,071
        Flowers Foods, Inc............................  39,800   1,299,470
        Gold Kist, Inc.+..............................  19,924     416,013
        M & F Worldwide Corp.+#.......................  34,460     440,744
        Performance Food Group Co.+...................  46,000   1,244,760
        Pilgrims Pride Corp.#.........................  61,921   2,182,715
        Seabord Corp.#................................     712     957,640
        Seneca Foods Corp., Class A+..................  10,200     165,240
        Seneca Foods Corp., Class B+..................   2,700      44,010
        Spartan Stores, Inc.+.........................   6,841      88,249
        Wild Oats Markets, Inc.+#.....................  27,600     310,224
                                                               -----------
                                                                10,624,888
                                                               -----------
      Freight -- 1.80%
        Arkansas Best Corp............................  18,591     608,483
        EGL, Inc.+....................................  64,096   1,219,747
        Forward Air Corp..............................  11,277     302,787
        Heartland Express, Inc........................  45,101     904,275
        Kirby Corp.+..................................   8,779     374,512
        Knight Transportation, Inc....................  70,626   1,726,806
        Landstar System, Inc.+........................  21,748     733,778
        Offshore Logistics, Inc.+.....................   8,321     260,614
        Overnite Corp.................................  38,900   1,657,918
        Overseas Shipholding Group, Inc...............  19,700   1,203,670
        Ryder System, Inc.............................   8,200     301,268
        Swift Transportation Co., Inc.+...............  60,100   1,475,455
        Yellow Roadway Corp.+.........................   3,108     164,040
                                                               -----------
                                                                10,933,353
                                                               -----------
      Gas & Pipeline Utilities -- 0.20%
        Atmos Energy Corp.............................  43,500   1,230,615
                                                               -----------
      Hardware & Tools -- 0.17%
        Stanley Works.................................  23,733   1,058,729
                                                               -----------
      Healthcare -- 3.56%
        Accredo Health, Inc.+.........................  44,100   1,976,562
        Alliance Imaging, Inc.+#......................  43,293     434,229
        Apria Healthcare Group, Inc.+.................  24,984     786,996
        Bausch & Lomb, Inc............................   8,540     666,889
        Dade Behring Holdings, Inc....................  26,448   1,768,049
        Edwards Lifesciences Corp.+...................  38,287   1,750,099
        Genesis HealthCare Corp.+#....................  35,988   1,565,118
        Intuitive Surgical, Inc.+.....................  13,900     688,050
        Kindred Healthcare, Inc.+#....................  61,607   2,376,798
        LabOne, Inc.+.................................  12,100     466,334
        Magellan Health Services, Inc.+#..............  46,109   1,497,159
        Molina Healthcare, Inc.+......................     898      38,434
        Odyssey Healthcare, Inc.+#....................  21,600     286,416
        Res-Care, Inc.+...............................   3,622      48,281
        ResMed, Inc.+#................................  43,800   2,736,186
        Respironics, Inc.+............................   4,670     312,143
        Steris Corp...................................  38,300     926,860
        Symbion, Inc.+#...............................  31,200     736,320
        United Surgical Partners International, Inc.+.  40,200   1,935,228

                                                               Value
                                                     Shares   (Note 3)

        ----------------------------------------------------------------
        Healthcare (continued)
          VistaCare, Inc., Class A+#................   4,400 $    78,496
          Vital Signs, Inc..........................  12,308     519,028
                                                             -----------
                                                              21,593,675
                                                             -----------
        Heavy Duty Trucks/Parts -- 0.36%
          Cascade Corp..............................  18,400     648,048
          Titan International, Inc.#................   1,613      23,824
          TRW Automotive Holdings Corp.+............  74,803   1,523,737
                                                             -----------
                                                               2,195,609
                                                             -----------
        Home Builders -- 1.18%
          Beazer Homes USA, Inc.....................  29,528   1,578,567
          NVR, Inc.+................................   5,126   3,890,634
          WCI Communities, Inc+.....................  18,000     538,200
          William Lyon Homes, Inc.+.................  12,600   1,134,000
                                                             -----------
                                                               7,141,401
                                                             -----------
        Hospital Management -- 0.20%
          LifePoint Hospitals, Inc.+#...............  26,800   1,205,464
                                                             -----------
        Hospital Supplies -- 1.17%
          Advanced Neuromodulation Systems, Inc.+#..  44,500   1,582,420
          CONMED Corp.+.............................  32,220   1,009,775
          Henry Schein, Inc.+.......................  47,300   1,905,717
          NuVasive, Inc.+#..........................  18,000     282,600
          Owens & Minor, Inc........................  63,164   1,958,084
          Techne Corp.+.............................   7,695     358,587
                                                             -----------
                                                               7,097,183
                                                             -----------
        Household Products -- 1.81%
          Chattem, Inc.+#...........................  55,218   2,368,852
          Jarden Corp.+#............................  31,900   1,623,072
          John H. Harland Co........................  83,677   3,152,112
          Spectrum Brands, Inc.+....................  64,143   2,371,367
          Tupperware Corp...........................  65,100   1,471,260
                                                             -----------
                                                              10,986,663
                                                             -----------
        Human Resources -- 1.25%
          Heidrick & Struggles International, Inc.+.  20,302     509,783
          Kforce, Inc.+.............................  57,200     459,888
          Korn/Ferry International+.................  49,300     781,898
          Labor Ready, Inc.+........................ 121,566   2,509,122
          MPS Group, Inc.+..........................  93,800     879,844
          Resources Connection, Inc.+#.............. 122,100   2,432,232
                                                             -----------
                                                               7,572,767
                                                             -----------
        Information Processing - Hardware -- 1.31%
          Electronics Boutique Holdings Corp.+......  15,795     936,801
          Gateway, Inc.+............................ 216,700     749,782
          Hutchinson Technology, Inc.+..............  38,700   1,601,019
          Ingram Micro, Inc., Class A+..............  91,255   1,442,742
          Mercury Computer Systems, Inc.+...........  17,100     494,190
          Storage Technology Corp.+.................   5,887     190,032
          Synaptics, Inc.+..........................  36,500     701,895
          Virage Logic Corp.+.......................   8,600      94,944
          Western Digital Corp.+.................... 117,279   1,760,358
                                                             -----------
                                                               7,971,763
                                                             -----------
        Information Processing - Services -- 4.61%
          3D Systems Corp.+#........................   1,200      25,440
          Agilysys, Inc.#........................... 153,441   2,359,923
          Anixter International, Inc.+..............  14,400     544,464
          Ansoft Corp.+#............................   6,704     149,499
          BISYS Group, Inc.+........................  39,600     603,900
          Black Box Corp............................   6,800     233,784
          Brocade Communications Systems, Inc.+.....  49,900     195,109
          CACI International, Inc., Class A+........  26,400   1,701,744
          Catapult Communications Corp.+............  13,100     184,317
          Ciber, Inc.+..............................  29,700     242,055
          Digital Insight Corp.+....................  89,600   1,947,904

 May 31, 2005    SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED      87


                                                               Value
                                                     Shares   (Note 3)
       -----------------------------------------------------------------
       COMMON STOCK (continued)
       Information Processing - Services (continued)
         Digital River, Inc.+.......................   1,600 $    44,032
         Doubleclick, Inc.+......................... 110,800     911,884
         Earthlink, Inc.+........................... 374,919   3,977,891
         Factset Research Systems, Inc.#............  47,000   1,504,470
         FileNET Corp.+.............................  56,600   1,576,876
         Infospace, Inc.+...........................   9,400     318,848
         Intergraph Corp.+#.........................  63,606   1,996,592
         Internet Security Systems, Inc.+...........  32,600     723,720
         Jack Henry & Associates, Inc...............  96,100   1,700,009
         Kronos, Inc.+..............................  35,250   1,591,890
         MatrixOne, Inc.+...........................  44,400     202,908
         MTS Systems Corp...........................  33,550   1,070,580
         National Instruments Corp.#................  15,000     348,750
         Netratings, Inc.+..........................  19,700     268,314
         Perot Systems Corp., Class A+.............. 104,100   1,344,972
         Rightnow Technologies, Inc.+#..............  49,000     457,660
         Riverstone Networks, Inc.+................. 130,100      90,420
         Trizetto Group, Inc.+......................  29,600     410,848
         United Online, Inc.#.......................  90,626   1,172,700
         WebSideStory, Inc.+#.......................   7,500      85,875
                                                             -----------
                                                              27,987,378
                                                             -----------
       Information Processing - Software -- 3.88%
         Acxiom Corp................................  78,869   1,455,133
         Altiris, Inc.+.............................  32,700     614,760
         Autodesk, Inc..............................  12,905     510,780
         Blackbaud, Inc.............................   5,500      75,680
         CCC Information Services Group, Inc.+#.....  14,651     342,540
         Concord Communications, Inc.+#.............  19,500     329,940
         DucoCorp International, Inc.+#.............   5,319      35,637
         F5 Networks, Inc.+.........................  10,300     527,463
         Global Payments, Inc.#.....................  30,800   2,134,440
         Hyperion Solutions Corp.+..................  14,300     631,059
         Inter-Tel, Inc.............................  11,426     234,576
         Mercury Interactive Corp.+.................  10,700     482,784
         Motive, Inc.+..............................  31,900     277,211
         NetIQ Corp.+...............................  52,700     581,808
         Open Solutions, Inc.+......................  15,300     271,575
         Packeteer, Inc.+...........................  55,800     662,346
         Parametric Technology Corp.+............... 644,911   3,882,364
         PDF Solutions, Inc.+.......................  38,000     446,120
         Per-Se Technologies, Inc.+#................ 112,620   2,136,402
         Phoenix Technologies, Ltd.+................  14,817     120,314
         Progress Software Corp.+...................  66,115   1,928,575
         Quest Software, Inc.+...................... 159,600   2,110,710
         Red Hat, Inc.+#............................  31,000     391,840
         RSA Security, Inc.+........................  47,800     587,940
         SPSS, Inc.+................................  21,800     381,064
         Sybase, Inc.+#.............................  17,751     362,120
         Verity, Inc.+..............................  52,353     446,571
         Wind River Systems, Inc.+..................  95,100   1,558,689
                                                             -----------
                                                              23,520,441
                                                             -----------
       Insurance -- 4.70%
         American Physicians Capital, Inc.+.........  38,100   1,320,165
         AmerUs Group Co.#..........................   8,463     402,754
         Arch Capital Group, Ltd.+..................   1,641      73,271
         Aspen Insurance Holdings, Ltd..............  49,000   1,347,500
         Assured Guaranty, Ltd......................  69,900   1,436,445
         Bristol West Holdings, Inc.#...............  33,700     583,010
         Brown & Brown, Inc.........................   3,600     160,416
         Commerce Group, Inc........................  15,800     941,680
         Endurance Specialty Holdings, Ltd..........  54,733   1,995,018
         FPIC Insurance Group, Inc.+................  22,500     669,600
         Harleysville Group, Inc....................   7,700     156,387
         Horace Mann Educators Corp.................  63,300   1,152,060
         Humana, Inc.+..............................     443      16,107
         Infinity Property & Casualty Corp..........  58,589   1,874,848
         LandAmerica Financial Group, Inc...........  16,735     940,507

                                                              Value
                                                    Shares   (Note 3)

         --------------------------------------------------------------
         Insurance (continued)
           Markel Corp.+...........................   4,100 $ 1,401,175
           Ohio Casualty Corp......................  90,900   2,172,510
           PartnerRe, Ltd..........................  22,600   1,493,182
           Protective Life Corp....................  21,359     858,418
           Safety Insurance Group, Inc.#...........  16,946     534,138
           Selective Insurance Group, Inc.#........  58,413   2,811,418
           Sierra Health Services, Inc.+#..........   4,779     315,749
           Triad Guaranty, Inc.+...................  11,500     623,300
           UICI....................................  49,913   1,255,312
           United Fire & Casualty Co.#.............   1,642      64,646
           W.R. Berkley Corp.......................  13,062     463,178
           WellChoice, Inc.+.......................  15,900     907,890
           Zenith National Insurance Corp.#........  39,858   2,525,004
                                                            -----------
                                                             28,495,688
                                                            -----------
         Leisure & Tourism -- 5.46%
           Ambassadors Group, Inc..................   1,098      39,693
           Ameristar Casinos, Inc..................   6,885     353,476
           Applebee's International, Inc...........  27,775     757,424
           Arctic Cat, Inc.........................   3,584      77,414
           BJ's Restaurants, Inc.+#................  18,700     344,080
           Bluegreen Corp.+........................  11,070     186,640
           Brunswick Corp..........................  44,500   1,915,280
           CEC Entertainment, Inc.+................  51,250   2,078,188
           Cheesecake Factory, Inc., Class A+#.....  47,500   1,677,225
           CKE Restaurants, Inc.#..................  85,316   1,407,714
           Dave & Buster's, Inc.+#.................  19,054     342,210
           Famous Dave's Of America, Inc.+.........   6,247      67,780
           Great Wolf Resorts, Inc.+#..............  14,300     315,172
           Handleman Co............................  84,761   1,538,412
           Image Entertainment, Inc.+#.............   9,889      39,655
           Jack in the Box, Inc.+.................. 102,887   4,267,753
           Jakks Pacific, Inc.+#................... 176,279   3,643,687
           La Quinta Corp.+........................ 134,400   1,165,248
           O'Charley's, Inc.+......................  24,700     458,679
           P.F. Chang's China Bistro, Inc.+#.......  15,900     942,393
           Panera Bread Co., Class A+#.............  20,800   1,314,560
           Party City Corp.+.......................   3,057      40,872
           Pinnacle Airlines Corp.+................  50,800     497,840
           Polaris Industries, Inc.#...............   4,500     236,115
           Red Robin Gourmet Burgers, Inc.+#.......  10,800     592,704
           Ruby Tuesday, Inc.#.....................  15,300     386,937
           SCP Pool Corp...........................  29,311   1,049,920
           Sonic Corp.+............................  48,075   1,634,550
           Steinway Musical Instruments, Inc.#(4)..  12,178     344,881
           Sunterra Corp.+.........................  84,200   1,313,520
           Texas Roadhouse, Inc.+#.................   4,400     134,904
           Trans World Entertainment Corp.+#....... 144,774   1,882,062
           UTI Worldwide, Inc.#....................  13,100     966,125
           Vail Resorts, Inc.+.....................  41,746   1,148,015
                                                            -----------
                                                             33,161,128
                                                            -----------
         Machinery -- 3.05%
           Actuant Corp., Class A+#................  33,200   1,494,000
           Applied Industrial Technologies, Inc....  68,539   2,086,327
           Baldor Electric Co......................  23,100     580,965
           Cummins, Inc............................  29,243   1,987,062
           Gardner Denver, Inc.+...................  21,022     806,194
           Graco, Inc..............................  37,300   1,301,397
           IDEX Corp...............................  15,300     587,673
           Insituform Technologies, Inc., Class A+.  21,200     314,608
           Joy Global, Inc.........................  33,250   1,248,205
           Kennametal, Inc.........................  40,730   1,792,120
           Lindsay Manufacturing Co.#..............  38,900     778,389
           Quixote Corp.#..........................   5,700     111,036
           Regal-Beloit Corp.......................   4,763     122,409
           Sauer-Danfoss, Inc.#....................     670      13,166
           Terex Corp.+............................  27,100   1,070,992
           Toro Co.................................  97,687   4,205,425
                                                            -----------
                                                             18,499,968
                                                            -----------

 88     SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED      May 31, 2005


                                                                  Value
                                                        Shares   (Note 3)
     ----------------------------------------------------------------------
     COMMON STOCK (continued)
     Manufacturing -- 0.02%
       Applied Films Corp.+............................   4,000 $   107,600
                                                                -----------
     Medical - Biomedical/Gene -- 0.81%
       Alexion Pharmaceuticals, Inc.+#.................  15,800     359,450
       Barrier Therapeutics, Inc.+.....................  15,900     253,764
       Cytogen Corp.+#.................................  10,900      59,078
       Cytokinetics, Inc.+#............................   3,300      17,820
       Decode Genetics, Inc.+#.........................  21,700     167,090
       Exelixis, Inc.+.................................  30,600     214,812
       Lifecell Corp.+................................. 123,300   1,634,958
       Myriad Genetics, Inc.+#.........................  89,100   1,466,586
       Vertex Pharmaceuticals, Inc.+#..................  55,211     768,537
                                                                -----------
                                                                  4,942,095
                                                                -----------
     Medical Technology -- 2.39%
       Charles River Laboratories International, Inc.+.  23,139   1,112,755
       DJ Orthopedics, Inc.+...........................  28,000     777,000
       Enzon, Inc.+....................................  93,000     564,510
       Haemonetics Corp.+..............................  94,122   3,830,765
       HealthTronics Surgical Services, Inc.+#.........  38,863     493,172
       Hologic, Inc.+..................................  36,978   1,361,160
       Illumina, Inc.+.................................  73,600     772,800
       Integra LifeSciences Corp.+#....................  38,900   1,300,038
       InterMune, Inc.+#...............................  25,200     302,652
       LCA-Vision, Inc.#...............................   8,000     353,440
       Life Sciences Research, Inc.+...................  12,052     150,047
       Lifeline Systems, Inc.+.........................  29,400     957,264
       Martek Biosciences Corp.+#......................  19,200     717,888
       Nektar Therapeutics+#...........................   1,900      34,732
       Noven Pharmaceuticals, Inc.+#...................  33,500     603,000
       SurModics, Inc.+#...............................   8,445     332,902
       Third Wave Technologies, Inc.+..................  38,600     145,136
       Thoratec Corp.+.................................  27,900     416,826
       Wright Medical Group, Inc.+.....................  10,000     275,400
                                                                -----------
                                                                 14,501,487
                                                                -----------
     Metals -- 3.04%
       AK Steel Holding Corp.+#........................ 164,546   1,258,777
       Gibraltar Industries, Inc.......................  23,350     456,726
       Harsco Corp.....................................  42,500   2,466,275
       Lawson Products, Inc............................   9,700     415,160
       Material Sciences Corp.+........................  31,400     383,080
       Maverick Tube Corp.+............................  47,200   1,425,912
       Meridian Gold, Inc.+#...........................  65,100   1,075,452
       Metal Managemet, Inc.#.......................... 137,147   2,519,390
       Mueller Industries, Inc.........................  43,300   1,169,100
       Quanex Corp.....................................  50,435   2,617,072
       Reliance Steel & Aluminum Co....................  34,500   1,327,905
       Shiloh Industries, Inc.+........................  11,663     131,908
       Steel Dynamics, Inc.#...........................  67,856   1,824,648
       Steel Technologies, Inc.........................  62,000   1,240,000
       Sun Hydraulics, Inc.#...........................   4,217     155,692
                                                                -----------
                                                                 18,467,097
                                                                -----------
     Mining -- 0.01%
       Lihir Gold, Ltd.+(1)............................  52,100      42,310
                                                                -----------
     Mobile Homes -- 0.02%
       Winnebago Industries, Inc.#.....................   4,400     143,836
                                                                -----------
     Oil & Gas -- 7.22%
       Barrett Bill Corp.+#............................  21,400     651,630
       Cabot Oil & Gas Corp., Class A..................   1,883      59,032
       Cal Dive International, Inc.+...................  96,223   4,368,524
       Cimarex Energy Co.+#............................  50,458   1,898,735
       Core Laboratories NV+...........................  10,860     272,586
       Dril-Quip, Inc.+................................  23,800     650,930
       Energen Corp....................................  34,701   2,261,811
       Energy Partners, Ltd.+..........................  48,800   1,115,080
       FMC Technologies, Inc.+.........................  62,000   1,956,100

                                                            Value
                                                  Shares   (Note 3)

           ----------------------------------------------------------
           Oil & Gas (continued)
             Forest Oil Corp.+................... 111,469 $ 4,432,007
             Frontier Oil Corp...................  40,324   1,972,247
             Grant Prideco, Inc.+................ 116,000   2,786,320
             Gulf Island Fabrication, Inc........  26,393     530,499
             Hanover Compressor Co.+#............  62,900     656,047
             Harvest Natural Resources, Inc.+#...   8,789      95,273
             Holly Corp.#........................  17,678     675,830
             Houston Exploration Co.+............   8,300     423,051
             Hydril Co.+.........................  29,393   1,525,791
             Key Energy Services, Inc.+..........  30,800     340,340
             Lone Star Technologies, Inc.+.......  41,261   1,710,269
             Magnum Hunter Resources, Inc.+...... 110,700   1,711,422
             McDermott International, Inc.+......   3,921      83,635
             Noble Energy, Inc.#.................  13,100     974,247
             Remington Oil & Gas Corp.+..........  66,755   2,069,405
             Seacor Smit, Inc.+#.................  39,959   2,320,020
             Swift Energy Co.+...................  52,800   1,803,120
             Tesoro Petroleum Corp.#.............  67,107   2,925,865
             TransMontaigne, Inc.+#..............   8,822      73,046
             UGI Corp............................ 118,136   3,131,785
             W-H Energy Services, Inc.+..........  16,600     359,722
                                                          -----------
                                                           43,834,369
                                                          -----------
           Paper/Forest Products -- 0.65%
             Buckeye Technologies, Inc.+.........  71,700     592,959
             Chesapeake Corp.....................  23,400     488,358
             Louisiana-Pacific Corp..............  72,836   1,834,010
             Potlatch Corp.#.....................   2,240     115,786
             Smurfit-Stone Container Corp.+......   2,000      21,740
             Universal Forest Products, Inc......  22,100     879,580
                                                          -----------
                                                            3,932,433
                                                          -----------
           Pollution Control -- 0.33%
             Clean Harbors, Inc.+#...............  19,982     414,626
             Darling International, Inc.+........   1,875       6,975
             Tetra Tech, Inc.+...................  63,474     764,862
             Waste Connections, Inc.+............  21,800     808,344
                                                          -----------
                                                            1,994,807
                                                          -----------
           Publishing -- 0.62%
             Consolidated Graphics, Inc.+........  44,548   1,885,717
             Scholastic Corp.+...................  50,215   1,884,067
                                                          -----------
                                                            3,769,784
                                                          -----------
           Railroads & Equipment -- 0.13%
             Genesee & Wyoming, Inc., Class A+...   5,400     150,876
             Kansas City Southern+#..............  32,257     644,817
                                                          -----------
                                                              795,693
                                                          -----------
           Real Estate -- 0.00%
             Jones Lang LaSalle, Inc.+...........     419      17,770
                                                          -----------
           Real Estate Investment Trusts -- 3.74%
             AMLI Residential Properties.........  20,600     592,044
             Arden Realty, Inc...................  27,900     956,970
             Associated Estates Realty Corp......  38,385     332,031
             CBL & Associates Properties, Inc....  24,985   2,035,528
             Cousins Properties, Inc.............  51,600   1,462,344
             EastGroup Properties, Inc...........  32,500   1,323,400
             Entertainment Properties Trust......   6,100     271,450
             Equity Inns, Inc....................  55,300     663,047
             Equity Lifestyle Properties, Inc....  13,698     519,154
             Essex Property Trust, Inc...........   2,800     224,000
             FelCor Lodging Trust, Inc.+.........  96,900   1,348,848
             Gables Residential Trust#...........  29,000   1,055,890
             Getty Realty Corp...................  13,100     362,084
             Innkeepers USA Trust................ 166,212   2,245,524
             Lasalle Hotel Properties............  19,300     596,370
             LTC Properties, Inc.................  51,300   1,016,766

 May 31, 2005    SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED      89


                                                              Value
                                                     Shares  (Note 3)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Real Estate Investment Trusts (continued)
           Meristar Hospitality Corp.+.............. 89,400 $   750,066
           Mission West Properties, Inc.#........... 11,034     104,823
           National Health Investors, Inc........... 46,000   1,226,820
           New Century Financial Corp............... 21,100   1,075,045
           Omega Healthcare Investors, Inc.......... 64,000     764,800
           Parkway Properties, Inc..................  3,600     173,700
           Reckson Associates Realty Corp........... 10,600     334,854
           SL Green Realty Corp.....................  2,041     126,440
           Tanger Factory Outlet Centers, Inc.......  1,758      42,561
           Taubman Centers, Inc.....................  8,089     256,745
           Trizec Properties, Inc................... 89,114   1,738,614
           Washington Real Estate Investment Trust#. 35,600   1,107,160
                                                            -----------
                                                             22,707,078
                                                            -----------
         Retail -- 2.88%
           7-Eleven, Inc.+.......................... 24,737     738,399
           AC Moore Arts & Crafts, Inc.+#........... 12,400     369,024
           Barnes & Noble, Inc.+.................... 41,941   1,587,467
           Big Lots, Inc.+.......................... 32,700     413,982
           BJ's Wholesale Club, Inc.+...............  8,700     262,305
           Build-A-Bear Workshop, Inc.+#............  1,388      38,031
           Building Materials Holding Corp..........  1,579      97,945
           Casey's General Stores, Inc.............. 94,700   1,708,388
           Department 56, Inc.+..................... 12,086     134,880
           EZCORP, Inc.+#........................... 15,711     149,412
           Finlay Enterprises, Inc.+#...............  2,546      33,047
           GameStop Corp.+.......................... 11,492     308,445
           Hibbett Sporting Goods, Inc.+............ 12,100     424,952
           Jo-Ann Stores, Inc.+.....................  4,001     107,027
           Linens 'N Things, Inc.+.................. 25,600     623,872
           Longs Drug Stores Corp.#.................  9,935     407,732
           MarineMax, Inc.+......................... 24,600     676,992
           Men's Wearhouse, Inc.+................... 23,800   1,222,606
           Movie Gallery, Inc.#..................... 29,161     931,986
           MSC Industrial Direct Co., Inc., Class A. 15,000     466,950
           Nash Finch Co.#.......................... 49,156   1,748,971
           Pantry, Inc.+#........................... 46,157   1,785,814
           Priceline.com, Inc.+#.................... 23,200     555,640
           Rent-A-Center, Inc.+..................... 77,551   1,834,857
           Select Comfort Corp.+#................... 25,700     624,510
           Zumiez, Inc.+............................  8,700     222,981
                                                            -----------
                                                             17,476,215
                                                            -----------
         Retirement/Aged Care -- 0.56%
           American Retirement Corp.+............... 14,621     200,161
           Sunrise Senior Living, Inc.+#............ 61,400   3,202,010
                                                            -----------
                                                              3,402,171
                                                            -----------
         Savings & Loan -- 1.44%
           Anchor BanCorp Wisconsin, Inc.#..........  1,422      39,276
           Bankunited Financial Corp................ 48,800   1,205,848
           Downey Financial Corp.................... 36,855   2,764,862
           First Financial Holdings, Inc............ 17,200     489,168
           FirstFed Financial Corp.+................ 13,633     738,636
           Flagstar Bancorp, Inc.................... 47,600     940,576
           Harbor Florida Bancshares, Inc........... 28,500   1,013,745
           KNBT Bancorp, Inc........................ 21,500     320,565
           PFF Bancorp, Inc......................... 33,570     974,873
           TierOne Corp............................. 11,300     272,612
                                                            -----------
                                                              8,760,161
                                                            -----------
         Schools -- 0.06%
           Education Management Corp.+.............. 10,400     337,480
                                                            -----------
         Semiconductors -- 3.07%
           ADE Corp.+#.............................. 21,944     492,204
           Amis Holdings, Inc.+..................... 31,200     374,400
           ATMI, Inc.+.............................. 30,000     843,000
           Brooks Automation, Inc.+................. 41,200     621,296
           Credence Systems Corp.+#................. 39,600     313,632

                                                               Value
                                                     Shares   (Note 3)

       -----------------------------------------------------------------
       Semiconductors (continued)
         Cypress Semiconductor Corp.+#..............  11,200 $   144,816
         Emulux Corp.+..............................  34,100     644,490
         Entegris, Inc.+............................  59,100     573,270
         Exar Corp.+................................  37,100     534,240
         IXYS Corp.+................................  24,800     342,984
         Lattice Semiconductor Corp.+...............  81,700     344,774
         MEMC Electronic Materials, Inc.+...........  77,564   1,062,627
         Micrel, Inc.+..............................  79,000     916,400
         Microsemi Corp.+#..........................   9,000     185,670
         MKS Instruments, Inc.+#....................  98,600   1,646,620
         Mykrolis Corp.+#...........................  56,200     758,138
         Omnivision Technologies, Inc.+#............ 166,842   2,639,440
         Photronics, Inc.+#......................... 122,410   2,819,102
         Power Integrations, Inc.+#.................  30,600     728,892
         Semtech Corp.+.............................  64,600   1,178,304
         Sigmatel, Inc.+#...........................  65,645   1,486,203
                                                             -----------
                                                              18,650,502
                                                             -----------
       Telecommunications -- 2.48%
         Adtran, Inc................................  65,100   1,430,247
         Atheros Communications, Inc.+#.............   9,600      88,704
         Comtech Telecommunications Corp.+#.........  57,535   2,081,041
         CT Communications, Inc.....................  17,100     206,910
         Golden Telecom, Inc........................  13,600     356,592
         Ixia+#.....................................   7,500     137,925
         Netgear, Inc.+#............................  93,905   1,847,111
         Premiere Global Services, Inc.+............ 187,332   2,107,485
         Price Communications Corp.+................  74,940   1,288,219
         SBA Communcations Corp.+#..................   5,400      60,372
         Spectrasite, Inc.+.........................  31,000   1,979,350
         SureWest Communications....................   8,200     195,160
         Talk America Holdings, Inc.+#..............  66,304     589,442
         Tekelec+...................................  16,300     221,843
         Tessco Technologies, Inc.+.................  14,451     184,106
         UbiquiTel, Inc.+#.......................... 247,467   1,712,472
         West Corp.+................................  15,300     537,642
                                                             -----------
                                                              15,024,621
                                                             -----------
       Textile - Products -- 0.31%
         Angelica Corp..............................  16,300     431,461
         Culp, Inc.+................................   1,700       7,395
         G&K Services, Inc., Class A................  33,400   1,314,624
         UniFirst Corp.#............................   3,923     143,582
                                                             -----------
                                                               1,897,062
                                                             -----------
       Therapeutics -- 0.93%
         Abgenix, Inc.+#............................  10,200      73,440
         Amylin Pharmaceuticals, Inc.+#.............  17,500     279,650
         Anadys Pharmaceuticals, Inc.+#.............  28,000     191,240
         Anika Therapeutics, Inc.+..................  19,619     296,835
         AtheroGenics, Inc.+#.......................  33,600     478,800
         CV Therapeutics, Inc.+#....................     200       4,044
         Cypress Biosciences, Inc.+.................  60,600     736,290
         Inspire Phamaceuticals, Inc.+#.............  52,200     339,300
         Medicines Co.+.............................  12,100     265,474
         Memory Pharmaceuticals Corp.+#.............  18,600      46,128
         Neurocrine Biosciences, Inc.+#.............  17,100     644,157
         NPS Pharmaceuticals, Inc.+#................  13,400     155,038
         Onyx Pharmaceuticals, Inc.+#...............  11,000     274,890
         Theravance, Inc.+..........................   6,700     117,853
         Trimeris, Inc.+#...........................  19,600     198,940
         United Therapeutics Corp.+.................  30,400   1,518,784
                                                             -----------
                                                               5,620,863
                                                             -----------
       Utilities - Communication -- 0.27%
         Commonwealth Telephone Enterprises, Inc.+#.  30,913   1,615,204
                                                             -----------
       Utilities - Electric -- 0.92%
         Allegheny Energy, Inc.+....................   4,412     106,682
         Black Hills Corp.#.........................  12,000     439,440

 90     SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED      May 31, 2005


                                                            Value
                                                  Shares   (Note 3)
           ----------------------------------------------------------
           COMMON STOCK (continued)
           Utilities - Electric (continued)
             CH Energy Group, Inc................ 23,500 $  1,062,200
             Cleco Corp.......................... 84,326    1,761,570
             El Paso Electric Co.+............... 39,697      796,719
             PNM Resources, Inc..................  9,905      288,632
             UniSource Energy Corp............... 40,272    1,158,625
                                                         ------------
                                                            5,613,868
                                                         ------------
           Utilities - Gas, Distribution -- 0.13%
             Nicor, Inc.#........................  4,803      189,718
             Northwest Natural Gas Co............ 14,400      521,280
             Southwest Gas Corp..................  3,500       87,430
                                                         ------------
                                                              798,428
                                                         ------------
           Utilities - Gas, Pipeline -- 0.09%
             National Fuel Gas Co................ 18,487      517,636
                                                         ------------
           Utilities - Miscellaneous -- 0.10%
             Walter Industries, Inc.#............ 13,742      582,661
                                                         ------------
           Total Long-Term Investment Securities
              (Cost $529,466,273)................         600,452,888
                                                         ------------

                                                           Principal        Value
                                                            Amount         (Note 3)

--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT SECURITIES -- 18.64%
Collective Investment Pool -- 18.06%
  Securities Lending Quality Trust(2)................... $109,619,614   $ 109,619,614
                                                                        -------------
Registered Investment Companies -- 0.34%
  T. Rowe Price Reserve Investment Fund.................    2,062,993       2,062,994
                                                                        -------------
Time Deposit -- 0.24%
  Euro Time Deposit with State Street Bank & Trust Co.:
   1.50% due 06/01/05...................................    1,425,000       1,425,000
                                                                        -------------
Total Short-Term Investment Securities
   (Cost $113,107,608)..................................                  113,107,608
                                                                        -------------
TOTAL INVESTMENTS
   (Cost $642,573,881)(3)...............................       117.57%    713,560,496
Liabilities in excess of other assets...................       (17.57)%  (106,637,805)
                                                         ------------   -------------
NET ASSETS --                                                  100.00%  $ 606,922,691
                                                         ============   =============

--------
+  Non-income producing security
#  The security or a portion thereof is out on loan (see Note 3).
(1)Security was valued using fair value procedures at May 31, 2005. See Note 3 regarding fair value pricing procedures for foreign equity securities.
(2)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(3)See Note 6 for cost of investments on a tax basis.
(4)Security represents an investment in an affiliated company (see Note 4).

See Notes to Financial Statements

 May 31, 2005    SMALL CAP INDEX FUND - PORTFOLIO PROFILE (Unaudited)      91

Industry Allocation*

              Collective Investment Pool................... 25.51%
              Banks........................................  7.17%
              Real Estate Investment Trusts................  6.99%
              Oil & Gas....................................  5.75%
              Leisure & Tourism............................  4.59%
              Information Processing -- Services...........  4.21%
              Financial Services...........................  4.08%
              Electronics/Electrical Equipment.............  3.99%
              Retail.......................................  3.63%
              Information Processing -- Software...........  3.53%
              Commercial Services..........................  3.40%
              Machinery....................................  3.10%
              Insurance....................................  2.76%
              Chemical.....................................  2.48%
              Medical Technology...........................  2.46%
              Healthcare...................................  2.38%
              Semiconductors...............................  2.36%
              Apparel & Products...........................  2.13%
              Metals.......................................  1.90%
              Savings & Loan...............................  1.88%
              Telecommunications...........................  1.88%
              Drugs........................................  1.74%
              Freight......................................  1.73%
              Utilities -- Electric........................  1.68%
              Building Materials...........................  1.51%
              Automotive...................................  1.48%
              Government Agency............................  1.45%
              Aerospace/Defense............................  1.42%
              Foods........................................  1.05%
              Hospital Supplies............................  1.01%
              Information Processing -- Hardware...........  0.98%
              Therapeutics.................................  0.97%
              Utilities -- Gas, Distribution...............  0.94%
              Publishing...................................  0.91%
              Household Products...........................  0.83%
              Repurchase Agreement.........................  0.75%
              Medical -- Biomedical/Gene...................  0.73%
              Home Builders................................  0.64%
              Broadcasting.................................  0.62%
              Appliances/Furnishings.......................  0.61%
              Paper/Forest Products........................  0.58%
              Advertising..................................  0.57%
              Human Resources..............................  0.55%
              Hospital Management..........................  0.54%
              Pollution Control............................  0.53%
              Finance Companies............................  0.51%
              Airlines.....................................  0.47%
              Real Estate..................................  0.37%
              U.S. Treasury Bills..........................  0.28%
              Mobile Homes.................................  0.27%
              Railroads & Equipment........................  0.27%
              Schools......................................  0.27%
              Gas & Pipeline Utilities.....................  0.21%
              Heavy Duty Trucks/Parts......................  0.21%
              Water Services...............................  0.19%
              Tobacco......................................  0.18%
              Utilities -- Communication...................  0.18%
              Utilities -- Miscellaneous...................  0.17%
              Containers -- Metal/Glass....................  0.16%
              Textile -- Products..........................  0.14%
              Beverages....................................  0.12%
              Fertilizers..................................  0.12%
              Mining.......................................  0.12%
              Coal.........................................  0.11%
              Funeral Services.............................  0.10%
              Hardware & Tools.............................  0.10%
              Conglomerates................................  0.09%
              Multimedia...................................  0.09%
              Information Processing -- Computer Services..  0.08%
              Utilities -- Gas, Pipeline...................  0.08%
              Auto -- Replacement Parts....................  0.07%
              Retirement/Aged Care.........................  0.07%


             Information Processing -- Consumer Software..   0.05%
             Manufacturing................................   0.05%
             Consumer Service.............................   0.04%
             Registered Investment Companies..............   0.04%
             Information Processing.......................   0.03%
             Insurance -- Life............................   0.02%
                                                           ------
                                                           125.26%
                                                           ======

*  Calculated as a percentage of Net Assets.

 92        SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS         May 31, 2005


                                                              Value
                                                     Shares  (Note 3)
         -------------------------------------------------------------
         COMMON STOCK -- 94.48%
         Advertising -- 0.57%
           24/7 Real Media Inc+#.................... 17,037 $   51,792
           ADVO, Inc................................ 18,196    564,986
           Catalina Marketing Corp#................. 31,270    750,480
           FTD Group, Inc.+.........................  7,866     84,166
           Greenfield Online, Inc.+#................  4,753     64,641
           Interchange Corp.+#......................  2,289     16,298
           Marchex, Inc., Class B+#.................  3,478     51,892
           R.H. Donnelley Corp.+.................... 13,509    830,533
           Sitel Corp.+............................. 34,944     69,189
           Valassis Communications, Inc.+........... 31,251  1,084,097
           ValueVision Media, Inc., Class A+........ 10,777    103,675
           Ventiv Health, Inc.+..................... 11,928    242,138
                                                            ----------
                                                             3,913,887
                                                            ----------
         Aerospace/Defense -- 1.42%
           AAR Corp.+............................... 19,341    310,230
           Armor Holdings, Inc.+#................... 17,123    646,393
           BE Aerospace, Inc.+...................... 33,676    487,292
           Curtiss-Wright Corp...................... 12,589    688,366
           DRS Technologies, Inc.+.................. 14,196    668,348
           Ducommun, Inc.+#.........................  4,362     71,755
           EDO Corp.#...............................  9,398    267,561
           Engineered Support Systems, Inc.......... 21,366    833,274
           Esterline Technologies Corp.+............ 14,707    572,102
           Gencorp, Inc.+#.......................... 28,221    533,377
           Heico Corp.#............................. 11,679    246,427
           Herley Industries, Inc.+.................  6,848    119,908
           Innovative Solutions and Support, Inc.+#.  4,183    144,899
           Kaman Corp., Class A..................... 12,667    195,958
           Moog, Inc., Class A+..................... 23,415    710,645
           MTC Technologies, Inc.+..................  4,341    145,554
           Northwest Airlines Corp., Class A+#...... 44,843    273,094
           Orbital Sciences Corp., Class A+#........ 33,308    323,421
           Sequa Corp., Class A+....................  3,739    216,862
           Teledyne Technologies, Inc.+............. 19,472    615,705
           Titan Corp.+............................. 50,327  1,107,194
           Triumph Group, Inc.+#....................  9,511    337,450
           United Industrial Corp.#.................  6,009    208,212
                                                            ----------
                                                             9,724,027
                                                            ----------
         Airlines -- 0.47%
           Airtran Holdings, Inc.+#................. 50,679    494,627
           Alaska Air Group, Inc.+#................. 16,127    476,069
           America West Holdings Corp., Class B+#... 21,063    117,953
           Continental Airlines, Inc., Class B+#.... 39,704    550,297
           Delta Air Lines, Inc.+#.................. 72,851    280,476
           ExpressJet Holdings, Inc.+............... 22,465    193,873
           FLYi, Inc.+#............................. 27,192     20,666
           Frontier Airlines, Inc.+#................ 21,310    260,195
           Mesa Air Group, Inc.+#................... 19,016    121,322
           Republic Airways Holdings, Inc.+#........  3,710     47,340
           SkyWest, Inc............................. 34,817    635,062
                                                            ----------
                                                             3,197,880
                                                            ----------
         Apparel & Products -- 2.13%
           Aeropostale, Inc.+#...................... 33,246    905,953
           Bebe Stores, Inc.#.......................  5,406    208,185
           Blair Corp...............................  4,877    190,447
           Brown Shoe Co., Inc...................... 10,848    380,765
           Buckle, Inc.#............................  4,550    179,543
           Cache, Inc.+#............................  5,729     74,935
           Carter's, Inc.+#.........................  3,946    184,081
           Casual Male Retail Group, Inc.+#......... 16,863    118,884
           Cato Corp., Class A#..................... 11,690    337,373
           Charlotte Russe Holding, Inc.+#..........  6,958     83,148
           Charming Shoppes, Inc.+#................. 69,001    623,079
           Cherokee, Inc............................  4,068    143,682
           Children's Place Retail Stores, Inc.+.... 10,157    474,433

                                                             Value
                                                    Shares  (Note 3)

         -------------------------------------------------------------
         Apparel & Products (continued)
           Christopher & Banks Corp................ 22,535 $   412,391
           Deckers Outdoor Corp.+#.................  5,697     137,981
           DHB Industries, Inc.+#.................. 14,104     110,857
           Dress Barn, Inc.+....................... 12,301     222,648
           Finish Line, Inc., Class A#............. 22,511     448,419
           Genesco, Inc.+.......................... 13,070     447,647
           Goody's Family Clothing, Inc............ 11,285      80,124
           Guess ?, Inc.+..........................  8,935     150,465
           Gymboree Corp.+#........................ 18,313     242,464
           Hartmarx Corp.+......................... 13,713     129,999
           Hot Topic, Inc.+........................ 27,297     586,067
           J. Jill Group, Inc.+.................... 10,650     135,788
           K-Swiss, Inc., Class A#................. 15,513     497,967
           Kellwood Co.#........................... 16,282     409,655
           Kenneth Cole Productions, Inc., Class A.  4,999     150,470
           Oakley, Inc.#........................... 12,407     182,383
           OshKosh B'Gosh, Inc., Class A...........  3,995     103,391
           Oxford Industries, Inc.#................  7,955     284,471
           Payless ShoeSource, Inc.+............... 40,804     686,731
           Perry Ellis International, Inc.+#.......  3,248      64,960
           Phillips-Van Heusen Corp................ 15,805     489,797
           Quiksilver, Inc.+....................... 70,468   1,121,851
           Russell Corp............................ 17,143     320,574
           Shoe Carnival, Inc.+#...................  4,416      80,945
           Skechers U.S.A., Inc., Class A+......... 11,893     150,684
           Stage Stores, Inc.+..................... 11,240     438,922
           Stein Mart, Inc.+....................... 14,843     357,123
           Steven Madden, Ltd.+#...................  6,958     123,574
           Stride Rite Corp. #..................... 22,057     262,258
           Too, Inc.+.............................. 20,644     410,403
           Warnaco Group, Inc.+.................... 27,533     587,554
           Weyco Group, Inc.#......................  3,257      62,437
           Wolverine World Wide, Inc............... 35,771     822,018
                                                           -----------
                                                            14,617,526
                                                           -----------
         Appliances/Furnishings -- 0.61%
           American Woodmark Corp.#................  6,423     215,877
           Applica, Inc.+#......................... 11,748      33,599
           Bassett Furniture Industries, Inc.......  6,181     120,715
           CompX International, Inc., Class A#.....  2,032      29,362
           Ethan Allen Interiors, Inc.#............ 19,767     616,730
           Furniture Brands International, Inc.#... 29,578     594,814
           Griffon Corp.+.......................... 14,641     291,795
           Haverty Furniture Cos., Inc............. 11,132     157,295
           Hooker Furniture Corp...................  4,107      60,578
           Interface, Inc., Class A+#.............. 26,546     203,077
           Kimball International, Inc., Class B.... 12,984     159,703
           Knoll, Inc..............................  7,994     138,936
           La-Z-Boy Chair Co.#..................... 31,540     421,059
           Lancaster Colony Corp................... 16,213     712,399
           Stanley Furniture Co., Inc..............  3,354     141,707
           Tempur-Pedic International, Inc.+#...... 11,277     263,093
                                                           -----------
                                                             4,160,739
                                                           -----------
         Automotive -- 1.48%
           Acuity Brands, Inc.#.................... 25,543     627,081
           Aftermarket Technology Corp.+...........  7,020     107,687
           America's Car Mart, Inc.+#..............  5,055     108,177
           AO Smith Corp........................... 10,210     320,186
           ArvinMeritor, Inc.#..................... 41,613     599,227
           Asbury Automotive Group, Inc.+#.........  6,720      98,784
           ASV, Inc.+#.............................  4,936     179,177
           Collins & Aikman Corp.+#................ 22,974       2,596
           Commercial Vehicle Group, Inc.+#........  5,869     107,931
           Cooper Tire & Rubber Co.#............... 37,189     708,078
           CSK Auto Corp.+......................... 27,901     472,364
           Exide Technologies+#.................... 11,993      60,625
           Goodyear Tire & Rubber Co.+#............ 91,288   1,313,634

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   93


                                                              Value
                                                     Shares  (Note 3)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Automotive (continued)
           Group 1 Automotive, Inc.+................ 11,677 $   311,893
           Hayes Lemmerz International, Inc.+#...... 22,625     147,062
           Kaydon Corp.............................. 16,913     482,697
           Keystone Automotive Industries, Inc.+#...  9,112     179,871
           Lithia Motors, Inc., Class A.............  8,556     227,590
           Midas, Inc.+.............................  9,263     217,680
           Modine Manufacturing Co.#................ 14,245     433,048
           Monro Muffler Brake, Inc.+...............  5,628     151,224
           Noble International Ltd.#................  3,806      78,594
           Pep Boys-Manny, Moe & Jack#.............. 34,624     462,577
           Standard Motor Products, Inc., Class A#..  7,538      84,953
           Strattec Security Corp.+.................  2,292     116,044
           Superior Industries International, Inc.#. 13,386     303,193
           TBC Corp.+#.............................. 11,867     302,964
           Tenneco Automotive, Inc.+................ 25,127     376,905
           Thor Industries, Inc.#................... 21,473     651,920
           United Auto Group, Inc................... 11,488     353,830
           Visteon Corp.#........................... 77,636     592,363
                                                            -----------
                                                             10,179,955
                                                            -----------
         Auto - Replacement Parts -- 0.07%
           Sonic Automotive, Inc., Class A.......... 16,603     353,976
           Valence Technology, Inc.+#............... 36,669     108,540
                                                            -----------
                                                                462,516
                                                            -----------
         Banks -- 7.17%
           1st Source Corp.#........................  7,065     153,876
           ABC Bancorp..............................  7,029     124,765
           Alabama National Bancorp.................  7,837     492,791
           Amcore Financial, Inc.................... 15,046     419,182
           Amegy Bancorp., Inc...................... 41,166     733,166
           AmericanWest Bancorp+#...................  6,123     121,052
           Arrow Financial Corp.#...................  5,199     140,373
           BancFirst Corp...........................  1,923     151,417
           Bancorp, Inc.+#..........................  4,740      74,418
           BancorpSouth, Inc........................ 46,312   1,035,073
           BancTrust Financial Group, Inc.#.........  5,125     101,321
           Bank of Granite Corp.#...................  8,122     147,496
           Bank of The Ozarks, Inc.#................  6,387     201,957
           Banner Corp..............................  6,066     161,416
           Boston Private Financial Holdings, Inc.#. 16,381     401,007
           Bryn Mawr Bank Corp.#....................  4,229      82,423
           Camden National Corp.#...................  4,637     159,652
           Capital City Bank Group, Inc.#...........  5,665     227,733
           Capital Corp. of the West................  5,437     131,847
           Capital Crossing Bank+#..................  2,537      82,402
           Capitol Bancorp, Ltd.#...................  6,099     188,764
           Cascade Bancorp#.........................  9,976     206,304
           Cathay Bancorp, Inc...................... 25,997     883,898
           Center Financial Corp.#..................  5,774     123,390
           Central Coast Bancorp+#..................  6,718     113,601
           Central Pacific Financial Corp.#......... 18,022     639,781
           Century Bancorp, Inc., Class A#..........  2,095      55,057
           Chemical Financial Corp.................. 15,073     482,035
           Citizens Banking Corp.................... 25,995     753,335
           City Bank#...............................  4,623     143,775
           City Holding Co.......................... 10,030     338,813
           CoBiz, Inc.#.............................  7,727     138,931
           Columbia Bancorp#........................  3,484     120,512
           Columbia Banking System, Inc.............  9,335     229,641
           Commercial Federal Corp.................. 24,434     611,094
           Community Bank Systems, Inc.............. 16,194     377,320
           Community Banks., Inc.#..................  6,413     158,786
           Community Trust Bancorp, Inc.............  7,142     211,475
           Corus Bankshares, Inc.#..................  9,338     479,226
           CVB Financial Corp.#..................... 27,472     506,584
           East West Bancorp, Inc................... 30,138   1,013,842
           EuroBancshares, Inc.+#...................  4,873      68,222

                                                               Value
                                                       Shares (Note 3)

         -------------------------------------------------------------
         Banks (continued)
           Farmers Capital Bank Corp.#................  3,625 $118,320
           Financial Institutions, Inc.#..............  4,827   87,079
           First Bancorp North Carolina#..............  6,680  139,612
           First BanCorp Puerto Rico@................. 20,624  790,518
           First Busey Corp., Class A#................  7,939  148,777
           First Charter Corp.#....................... 17,847  393,526
           First Citizens BancShares, Inc., Class A#..  3,637  474,738
           First Commonwealth Financial Corp.#........ 41,709  557,232
           First Community Bancorp....................  7,799  344,560
           First Community Bancshares, Inc.#..........  6,017  180,991
           First Financial Bancorp#................... 21,032  378,576
           First Financial Bankshares, Inc.#..........  8,204  340,794
           First Financial Corp.#.....................  8,114  219,889
           First Merchants Corp.#..................... 11,119  276,530
           First Midwest Bancorp, Inc................. 27,925  968,718
           First Oak Brook Bancshares, Inc., Class A#.  4,016  110,801
           First of Long Island Corp.#................  2,045   80,778
           First Republic Bank........................ 11,700  375,336
           First State Bancorp........................  9,157  169,038
           FNB Corp.(PA)#............................. 33,757  627,205
           FNB Corp.(VA)#.............................  4,351  116,824
           Frontier Financial Corp.#.................. 14,575  362,918
           GB&T Bancshares, Inc.#.....................  6,687  144,172
           German American Bancorp#...................  5,552   73,286
           Glacier Bancorp, Inc.#..................... 18,358  428,659
           Gold Banc Corp., Inc....................... 24,036  333,860
           Great Southern Bancorp, Inc.#..............  6,221  194,157
           Greater Bay Bancorp........................ 30,804  774,105
           Hancock Holding Co......................... 16,677  539,668
           Hanmi Financial Corp....................... 17,642  283,507
           Harleysville National Corp.#............... 15,706  362,337
           Heartland Financial USA, Inc.#.............  5,949  117,671
           Iberiabank Corp............................  4,068  239,361
           Independent Bank Corp. (MA)................  8,814  246,175
           Independent Bank Corp. (MI)................ 11,144  313,592
           Integra Bank Corp..........................  9,181  202,808
           Interchange Financial Services Corp........  9,915  180,056
           Irwin Financial Corp.#..................... 10,495  220,290
           Lakeland Bancorp, Inc.#.................... 10,268  156,279
           Lakeland Financial Corp.#..................  3,492  129,204
           Macatawa Bank Corp.#.......................  6,073  207,879
           Main Street Banks., Inc.#..................  9,072  239,229
           Mainsource Financial Group, Inc.#..........  5,863  107,117
           MB Financial, Inc.......................... 11,560  441,476
           MBT Financial Corp.#.......................  8,659  165,560
           Mercantile Bank Corp.#.....................  4,301  175,696
           Mid-State Bancshares#...................... 14,144  378,635
           Midwest Banc Holdings, Inc.#...............  6,464  129,280
           Nara Bancorp, Inc.#........................ 11,021  153,082
           National Penn Bancshares, Inc.#............ 20,659  489,205
           NBC Capital Corp.#.........................  4,148   97,022
           NBT Bancorp, Inc........................... 19,734  467,696
           NetBank, Inc.#............................. 27,792  230,952
           Oak Hill Financial, Inc.#..................  2,101   54,479
           Old National Bancorp#...................... 41,791  828,716
           Old Second Bancorp, Inc.#..................  8,045  225,340
           Omega Financial Corp.#.....................  6,770  197,481
           Oriental Financial Group, Inc.#............ 11,180  156,855
           Pacific Capital Bancorp.................... 27,251  921,084
           Park National Corp.#.......................  8,619  889,912
           Peapack Gladstone Financial Corp.#.........  4,385  117,211
           Pennrock Financial Services Corp.#.........  4,595  159,033
           Peoples Bancorp, Inc.......................  6,371  179,662
           Placer Sierra Bancshares#..................  3,437   88,743
           PNC Financial Services Group...............     54    2,926
           PrivateBancorp, Inc.#......................  9,848  332,764
           Prosperity Bancshares, Inc.#............... 12,259  332,464
           Provident Bankshares Corp.................. 19,503  617,075

 94  SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                                  Value
                                                        Shares   (Note 3)
    -----------------------------------------------------------------------
    COMMON STOCK (continued)
    Banks (continued)
      R&G Financial Corp., Class B.....................  16,673 $   240,425
      Renasant Corp....................................   6,239     189,790
      Republic Bancorp, Inc.(Central)..................  42,231     582,999
      Republic Bancorp, Inc.(Southern) Class A.........   5,127     116,998
      Royal Bancshares of Pennsylvania, Inc., Class A#.   2,621      61,856
      S&T Bancorp, Inc.#...............................  14,205     499,306
      Sandy Spring Bancorp, Inc........................   8,705     289,006
      Santander BanCorp#...............................   3,161      69,542
      SCBT Financial Corp.#............................   4,861     142,014
      Seacoast Banking Corp. of Florida................   6,937     140,613
      Security Bank Corp.#.............................   5,604     117,964
      Signature Bank+#.................................   3,694      90,577
      Silicon Valley Bancshares#.......................  21,184   1,011,748
      Simmons First National Corp., Class A............   8,799     215,927
      Smithtown Bancorp, Inc.#.........................   3,126      83,558
      Southern Community Financial Corp.#..............   8,928      81,602
      Southside Bancshares, Inc.#......................   5,867     115,228
      Southwest Bancorp, Inc.#.........................   6,425     116,293
      State Bancorp, Inc.#.............................   4,848     108,256
      State Financial Services Corp., Class A..........   3,451     137,005
      Sterling Bancorp#................................   9,683     204,795
      Sterling Bancshares, Inc.........................  26,846     365,106
      Sterling Financial Corp. (PA)#...................  13,955     359,341
      Suffolk Bancorp#.................................   6,530     204,650
      Sun Bancorp, Inc.( NJ)+..........................   6,122     126,970
      Susquehanna Bancshares, Inc......................  27,627     628,791
      SY Bancorp, Inc.#................................   7,090     157,398
      Taylor Capital Group, Inc.#......................   2,330      78,940
      Texas Capital Bancshares, Inc.+..................  12,788     239,391
      Texas Regional Bancshares, Inc., Class A.........  24,625     708,954
      Tompkins Trustco, Inc.#..........................   4,774     197,166
      TriCo Bancshares.................................   6,717     137,027
      TrustCo Bank Corp.(NY)#..........................  44,627     555,606
      Trustmark Corp.#.................................  28,216     806,131
      U.S.B. Holding Co., Inc.#........................   6,904     145,882
      UMB Financial Corp.#.............................   9,048     503,974
      Umpqua Holdings Corp.............................  26,233     611,491
      Union Bankshares Corp.#..........................   5,203     188,661
      United Bankshares, Inc...........................  22,460     751,287
      United Community Banks, Inc.#....................  17,059     426,134
      Univest Corp.#...................................   6,829     187,593
      Unizan Financial Corp............................  13,051     332,670
      Virginia Commerce Bancorp+#......................   5,110     114,157
      Virginia Financial Group, Inc.#..................   4,295     140,103
      Washington Trust Bancorp, Inc....................   7,934     223,659
      WesBanco, Inc....................................  12,437     367,762
      West Bancorp.#...................................  10,115     180,148
      West Coast Bancorp.#.............................   9,020     196,275
      Westamerica Bancorp.#............................  19,042   1,002,561
      Western Sierra Bancorp.+#........................   3,839     130,948
      Wilshire Bancorp, Inc.#..........................   8,452     112,665
      Wintrust Financial Corp..........................  13,721     687,011
      Yardville National Bancorp.......................   5,038     170,839
                                                                -----------
                                                                 49,231,067
                                                                -----------
    Beverages -- 0.12%
      Boston Beer Co., Inc., Class A+..................   5,053     106,669
      Coca-Cola Bottling Co. Cons......................   2,376     115,236
      Farmer Brothers Co.#.............................   4,030      96,720
      Hansen Natural Corp.+#...........................   3,602     268,493
      National Beverage Corp.+.........................   4,322      35,440
      Peet's Coffee & Tea, Inc.+.......................   7,045     200,008
                                                                -----------
                                                                    822,566
                                                                -----------
    Broadcasting -- 0.62%
      4Kids Entertainment, Inc.+#......................   8,294     157,586
      Beasley Broadcast Group, Inc., Class A+#.........   3,232      51,971
      Charter Communications, Inc., Class A+#.......... 161,527     184,141

                                                                Value
                                                       Shares  (Note 3)

       ------------------------------------------------------------------
       Broadcasting (continued)
         Crown Media Holdings, Inc., Class A+#........  8,715 $    81,834
         Cumulus Media, Inc., Class A+................ 29,545     369,017
         Emmis Communications Corp., Class A+#........ 29,389     521,949
         Fisher Communications, Inc.+#................  3,903     198,428
         Gray Television, Inc.#....................... 26,909     316,181
         Insight Communications, Inc., Class A+....... 26,706     301,778
         Liberty Corp.#...............................  9,420     340,156
         Lin TV Corp., Class A+....................... 16,097     234,211
         Lodgenet Entertainment Corp.+#...............  7,838     132,932
         Mediacom Communications Corp., Class A+#..... 39,550     240,464
         Nexstar Broadcasting Group, Inc.+#...........  6,039      33,758
         Paxson Communications Corp.+................. 27,195      20,396
         Pegasus Solutions, Inc.+#.................... 13,045     140,364
         Regent Communications, Inc.+................. 20,906     125,436
         Saga Communications, Inc., Class A+..........  9,794     135,157
         Salem Communications Corp., Class A+.........  5,756     104,587
         Sinclair Broadcast Group, Inc., Class A...... 26,849     236,540
         Spanish Broadcasting System, Inc., Class A+#. 22,161     191,693
         World Wrestling Entertainment, Inc., Class A.  8,005      86,774
         Young Broadcasting, Inc., Class A+#..........  9,699      55,866
                                                              -----------
                                                                4,261,219
                                                              -----------
       Building Materials -- 1.51%
         Ameron International Corp.#..................  4,923     162,459
         Apogee Enterprises, Inc...................... 16,467     230,373
         Barnes Group, Inc.#..........................  8,953     274,678
         Beacon Roofing Supply, Inc.+.................  8,190     195,823
         Comfort Systems USA, Inc.+................... 23,065     145,079
         Drew Industries, Inc.+#......................  4,284     175,644
         Eagle Materials, Inc.#....................... 11,290     989,794
         Elkcorp...................................... 11,823     390,159
         Genlyte Group, Inc.+......................... 14,574     649,417
         Infrasource Services, Inc.+#.................  5,169      56,859
         Interline Brands, Inc.+......................  7,503     150,735
         Lennox International, Inc.................... 26,567     564,283
         LSI Industries, Inc.......................... 11,838     160,878
         Matthews International Corp., Class A........ 19,309     714,240
         NCI Building Systems, Inc.+.................. 12,359     426,880
         Perini Corp.+(1).............................  4,069      61,361
         Shaw Group, Inc.+............................ 46,535     937,680
         Simpson Manufacturing Co., Inc............... 22,017     632,769
         Texas Industries, Inc........................ 13,604     626,056
         Trex Co., Inc.+#.............................  6,163     237,584
         U.S. Concrete, Inc.+#........................ 12,679      77,596
         USG Corp.+#.................................. 19,326     886,097
         Watsco, Inc.................................. 13,352     590,025
         York International Corp...................... 24,790   1,021,348
                                                              -----------
                                                               10,357,817
                                                              -----------
       Chemical -- 2.48%
         Aceto Corp.#................................. 14,354     104,354
         Airgas, Inc.................................. 36,081     865,944
         Albemarle Corp............................... 21,115     803,215
         American Vanguard Corp.#.....................  6,000     107,400
         Arch Chemicals, Inc.......................... 13,958     328,990
         Cabot Microelectronics Corp.+#............... 14,887     466,410
         Crompton Corp.#.............................. 68,715   1,054,775
         Cytec Industries, Inc........................ 23,321     971,553
         Ferro Corp.#................................. 25,134     483,578
         FMC Corp.+................................... 21,810   1,209,364
         Georgia Gulf Corp............................ 17,084     542,930
         Great Lakes Chemical Corp.................... 30,437   1,031,814
         H.B. Fuller Co............................... 17,092     553,781
         Hercules, Inc.+.............................. 65,957     914,164
         Hexcel Corp.+................................ 17,071     278,940
         Kronos Worldwide, Inc.#......................  1,905      60,198
         MacDermid, Inc............................... 16,192     471,349
         Minerals Technologies, Inc................... 12,318     829,001

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   95


                                                                Value
                                                       Shares  (Note 3)
       ------------------------------------------------------------------
       COMMON STOCK (continued)
       Chemical (continued)
         Mosaic Co.+#................................. 75,970 $   993,688
         Newmarket Corp.+.............................  8,233     111,886
         NL Industries, Inc.+.........................  4,728      71,866
         Octel Corp...................................  7,462     134,764
         Olin Corp.#.................................. 41,672     782,183
         OM Group, Inc.+#............................. 17,008     428,602
         Omnova Solutions, Inc.+...................... 24,102      97,854
         PolyOne Corp.+............................... 54,927     369,109
         Quaker Chemical Corp.........................  4,944      87,509
         Schulman (A), Inc............................ 18,086     295,887
         Sensient Technologies Corp................... 28,063     571,082
         Spartech Corp................................ 15,045     304,360
         Stepan Co.#..................................  3,166      67,151
         Symyx Technologies, Inc.+.................... 16,877     430,026
         UAP Holding Corp.#........................... 16,467     239,595
         Valhi, Inc.#.................................  6,091     112,927
         W.R. Grace & Co.+#........................... 39,357     406,164
         WD-40 Co.#................................... 10,236     296,639
         Westlake Chemical Corp.#.....................  7,059     169,275
                                                              -----------
                                                               17,048,327
                                                              -----------
       Coal -- 0.11%
         Alpha Natural Resources, Inc.+............... 17,687     422,720
         Foundation Coal Holdings, Inc................ 14,165     360,924
                                                              -----------
                                                                  783,644
                                                              -----------
       Commercial Services -- 3.40%
         1-800 Contacts, Inc.+#.......................  4,359      85,175
         1-800-FLOWERS.COM, Inc., Class A+#........... 13,293      98,501
         ABM Industries, Inc.#........................ 22,525     429,552
         ACE Cash Express, Inc.+......................  5,404     117,861
         Administaff, Inc............................. 12,973     277,103
         Advance America Cash Advance Centers, Inc.#.. 39,783     485,750
         Advisory Board Co.+.......................... 10,611     479,193
         Anchor Glass Container Corp.#................  5,898      10,145
         Arbitron, Inc................................ 18,548     748,226
         Blount International, Inc.+..................  3,734      65,942
         BlueLinx Holdings, Inc.......................  5,698      69,288
         Central European Distribution Corp.+#........  7,346     244,989
         Central Parking Corp.#....................... 11,090     187,421
         Century Business Services, Inc.+............. 37,895     151,959
         Ceradyne, Inc.+#............................. 14,349     331,318
         Chemed Corp.................................. 14,550     615,174
         Clark, Inc.#.................................  9,670     140,215
         Cornell Cos., Inc.+#.........................  7,977     102,425
         Corrections Corp. of America+................ 23,449     846,509
         CoStar Group, Inc.+#.........................  9,620     386,532
         CRA International, Inc.+.....................  6,095     347,354
         Crown Holdings, Inc.+@....................... 99,056   1,474,944
         DiamondCluster International, Inc., Class A+. 13,958     182,571
         Dollar Financial Corp.+......................  4,500      40,275
         Dycom Industries, Inc.+...................... 29,090     571,328
         Electro Rent Corp.+.......................... 10,807     126,982
         Euronet Worldwide, Inc.+#.................... 14,873     417,039
         Exponent, Inc.+..............................  3,827      94,795
         First Advantage Corp., Class A+#.............  2,007      43,873
         Flanders Corp.+..............................  7,843      78,195
         FTI Consulting, Inc.+........................ 25,526     561,317
         Geo Group, Inc.+#............................  4,974     120,719
         Greg Manning Auctions, Inc.+#................  3,026      28,838
         Greif Brothers Corp., Class A................  7,809     567,558
         Healthcare Services Group, Inc............... 14,055     262,829
         Huron Consulting Group, Inc.+................  3,445      79,132
         Integrated Electrical Services, Inc.+#....... 19,714      29,965
         Interactive Data Corp.+...................... 22,048     474,693
         Intersections, Inc.+#........................  4,245      41,389
         Laidlaw International, Inc.+#................ 62,264   1,384,751
         Landauer, Inc................................  5,339     260,810

                                                               Value
                                                      Shares  (Note 3)

        ----------------------------------------------------------------
        Commercial Services (continued)
          LECG Corp.+................................  7,827 $   150,905
          LKQ Corp.+.................................  8,748     217,125
          Maximus, Inc............................... 11,191     383,739
          McGrath Rent Corp.......................... 11,549     266,204
          Mobile Mini, Inc.+#........................  8,609     317,844
          Navigant Consulting, Inc.+................. 29,125     668,127
          Pacer International, Inc.+................. 16,577     378,121
          Parexel International Corp.+............... 15,659     285,777
          Plexus Corp.+.............................. 25,822     355,053
          PRA International, Inc.+...................  4,914     127,911
          Pre-Paid Legal Services, Inc.#.............  5,907     222,517
          PRG-Shultz International, Inc.+#........... 24,599      94,952
          Proxymed, Inc.+#...........................  3,597      22,913
          Quanta Services, Inc.+#.................... 43,208     390,168
          Raven Industries, Inc......................  9,283     236,531
          Rent-Way, Inc.+#........................... 15,726     145,780
          Rewards Network, Inc.+#.................... 10,089      51,555
          Rollins, Inc............................... 17,579     358,612
          Safeguard Scientifics, Inc.+............... 71,801      71,083
          SFBC International, Inc.+#.................  9,080     317,891
          Silgan Holdings, Inc.......................  6,572     374,604
          Sotheby's Holdings, Inc., Class A+......... 27,388     384,254
          Source Interlink Cos., Inc.+............... 15,445     150,589
          Sourcecorp, Inc.+..........................  9,659     206,799
          Stamps.com, Inc.+.......................... 10,069     225,143
          Startek, Inc.#.............................  6,518      90,926
          Stewart Information Services Corp.......... 10,205     400,546
          TeleTech Holdings, Inc.+#.................. 22,567     184,372
          TNS, Inc.+.................................  2,666      58,332
          United Rentals, Inc.+#..................... 25,866     519,389
          URS Corp.+................................. 18,811     636,376
          Vertrue, Inc.+#............................  3,104     117,331
          Volt Information Sciences, Inc.+...........  4,748      93,298
          Washington Group International, Inc.+#..... 15,125     726,151
          Watson Wyatt & Co. Holdings, Class A....... 19,315     508,371
          Wireless Facilities, Inc.+#................ 28,413     146,327
          Wright Express Corp.+#..................... 24,154     386,706
                                                             -----------
                                                              23,334,957
                                                             -----------
        Conglomerates -- 0.09%
          Trinity Industries, Inc.#.................. 21,994     639,146
                                                             -----------
        Consumer Service -- 0.04%
          Advanta Corp., Class B..................... 11,779     290,588
                                                             -----------
        Containers - Metal/Glass -- 0.16%
          AptarGroup, Inc............................ 21,922   1,096,100
                                                             -----------
        Drugs -- 1.74%
          Able Laboratories, Inc.+#.................. 10,765      45,967
          Accelrys, Inc.+#........................... 15,900      83,952
          Adolor Corp.+#............................. 23,274     222,500
          Advancis Pharmaceutical Corp.+#............  5,660      25,244
          Alkermes, Inc.+#........................... 53,767     623,697
          Alpharma, Inc., Class A#................... 23,555     303,153
          Antigenics, Inc.+#......................... 15,217     101,954
          Array Biopharma, Inc.+#.................... 18,986     118,473
          Bentley Pharmaceuticals, Inc.+#............  9,206     100,253
          Bone Care International, Inc.+#............  9,935     325,272
          Bradley Pharmaceuticals, Inc., Class A+#...  8,112      81,201
          Caraco Pharmaceutical Laboratories, Ltd.+#.  5,440      39,059
          Corixa Corp.+#............................. 35,606     151,326
          Cubist Pharmaceuticals, Inc.+.............. 31,928     319,599
          Dendreon Corp.+#........................... 34,646     183,277
          Depomed, Inc.+#............................ 14,511      64,139
          Durect Corp., Inc.+#....................... 18,199      65,334
          DUSA Pharmaceuticals, Inc.+#...............  8,980     100,486
          Dynavax Technologies Corp.+#...............  3,734      14,600
          First Horizon Pharmaceutical Corp.+#....... 15,743     295,968
          Genelabs Technologies, Inc.+#.............. 52,791      22,172

 96  SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                             Value
                                                    Shares  (Note 3)
         -------------------------------------------------------------
         COMMON STOCK (continued)
         Drugs (continued)
           Genta, Inc.+#........................... 44,613 $    49,520
           Guilford Pharmaceuticals, Inc.+#........ 27,860      70,207
           I-Flow Corp.+#.......................... 10,874     177,681
           Idenix Pharmaceuticals, Inc.+#..........  3,477      71,000
           ImmunoGen, Inc.+#....................... 21,959     130,876
           Impax Laboratories, Inc.+#.............. 29,167     478,339
           Indevus Pharmaceuticals, Inc.+#......... 24,809      85,095
           Inkine Pharmaceutical Co., Inc.+#....... 29,191      66,556
           Isis Pharmaceuticals, Inc.+#............ 31,084     113,768
           K-V Pharmaceutical Co., Class A+#....... 21,414     426,139
           KOS Pharmaceuticals, Inc.+..............  7,154     413,000
           Lannett Co., Inc.+#.....................  4,144      20,720
           Ligand Pharmaceuticals, Inc., Class B+#. 44,309     258,765
           Mannatech, Inc.#........................  8,515     137,177
           Natures Sunshine Products, Inc..........  6,214     102,345
           NeighborCare, Inc.+..................... 22,528     676,065
           NeoPharm, Inc.+#........................ 10,320     101,239
           Neurogen Corp.+#........................ 14,982     101,278
           Nutraceutical International Corp.+#.....  4,723      62,296
           Omega Protein Corp.+#...................  3,573      25,368
           OSI Pharmaceuticals, Inc.+..............  1,002          90
           Pain Therapeutics, Inc.+#............... 19,017      99,839
           Par Pharmaceutical Cos., Inc.+.......... 20,537     657,184
           Penwest Pharmaceuticals Co.+............ 11,648     140,708
           Perrigo Co.#............................ 37,850     588,189
           Petmed Express, Inc.+#..................  5,909      41,718
           Pharmacyclics, Inc.+#................... 11,762      94,331
           Pharmion Corp.+.........................  8,916     181,262
           Pharmos Corp.+#......................... 11,312      32,465
           Prestige Brands Holdings, Inc.+......... 16,795     285,515
           Priority Healthcare Corp., Class B+#.... 17,154     392,484
           Rigel Pharmaceuticals, Inc.+#...........  6,433     115,086
           Salix Pharmaceuticals, Ltd.+#........... 21,593     378,093
           Santarus, Inc.+#........................  5,014      14,892
           SciClone Pharmaceuticals, Inc.+#........ 26,741      66,585
           Star Scientific, Inc.+#................. 18,433     106,911
           SuperGen, Inc.+#........................ 30,117     151,489
           Tanox, Inc.+#........................... 14,233     140,907
           USANA Health Sciences, Inc.+#...........  6,302     276,658
           Valeant Pharmaceuticals International... 55,489   1,144,738
           Zymogenetics, Inc.+#.................... 11,640     202,652
                                                           -----------
                                                            11,966,856
                                                           -----------
         Electronics/Electrical Equipment -- 3.99%
           Advanced Energy Industries, Inc.+#...... 12,706     121,215
           American Superconductor Corp.+#......... 17,052     150,910
           Analogic Corp.#.........................  6,868     291,821
           Artesyn Technologies, Inc.+#............ 20,619     169,694
           Avista Corp.#........................... 29,017     511,570
           BEI Technologies, Inc...................  6,654     171,074
           Bel Fuse, Inc., Class B#................  6,768     202,363
           Belden CDT, Inc.#....................... 28,096     565,292
           Benchmark Electronics, Inc.+............ 24,619     779,684
           C&D Technologies, Inc................... 15,237     111,535
           C-COR.net Corp.+#....................... 28,558     196,479
           California Micro Devices Corp.+#........ 12,649      60,715
           Checkpoint Systems, Inc.+............... 22,696     399,904
           Cherokee International Corp.+#..........  4,257      17,496
           Coherent, Inc.+......................... 18,106     594,420
           Color Kinetics, Inc.+#..................  2,402      26,278
           Commscope, Inc.+#....................... 32,290     546,347
           CTS Corp.#.............................. 21,637     230,434
           Cubic Corp.#............................  9,376     165,018
           Cyberoptics Corp.+#.....................  4,442      57,124
           Cymer, Inc.+............................ 22,045     626,298
           Daktronics, Inc.+.......................  8,640     201,226
           DDi Corp.+#............................. 15,643      35,353
           Digital Theater Systems, Inc.+#......... 10,079     172,250

                                                                  Value
                                                        Shares   (Note 3)

      --------------------------------------------------------------------
      Electronics/Electrical Equipment (continued)
        Dionex Corp.+..................................  11,132 $  499,270
        DSP Group, Inc.+...............................  17,489    411,341
        Electro Scientific Industries, Inc.+#..........  16,850    302,289
        Emcor Group, Inc.+.............................   9,078    431,205
        Encore Wire Corp.+#............................   9,508    104,588
        Energy Conversion Devices, Inc.+#..............  12,079    232,883
        EnerSys+#......................................   7,496     78,033
        Enterasys Networks, Inc.+...................... 126,003    117,183
        ESCO Technologies, Inc.+.......................   7,759    657,575
        Excel Technology, Inc.+#.......................   7,185    179,984
        Faro Technologies, Inc.+#......................   6,339    176,351
        FEI Co.+#......................................  14,293    297,580
        FuelCell Energy, Inc.+#........................  25,319    206,097
        General Cable Corp.+#..........................  23,569    330,202
        Global Imaging Systems, Inc.+#.................  13,833    439,751
        Graftech International, Ltd.+..................  58,326    256,634
        Harmonic, Inc.+................................  43,073    268,345
        Hypercom Corp.+................................  30,569    194,113
        Identix, Inc.+#................................  52,908    290,465
        InterDigital Communications Corp.+.............  33,316    615,013
        Intermagnetics General Corp.+#.................  16,760    483,861
        Itron, Inc.+#..................................  12,505    514,081
        Keithley Instruments, Inc......................   7,544    111,123
        Kemet Corp.+#..................................  51,848    362,936
        Lecroy Corp.+#.................................   4,912     80,852
        Littelfuse, Inc.+..............................  13,234    398,079
        Magma Design Automation, Inc.+#................  14,765    117,677
        MagneTek, Inc.+................................  14,200     31,382
        Measurement Specialties, Inc.+#................   6,405    124,257
        Medis Technologies, Ltd.+#.....................   7,797    107,365
        Merix Corp.+#..................................  10,800     78,300
        Methode Electronics, Inc., Class A.............  21,282    254,107
        Metrologic Instruments, Inc.+..................   6,297     87,276
        Microtune, Inc.+...............................  30,837    136,300
        Microvision, Inc.+#............................  11,179     72,328
        MIPS Technologies, Inc., Class A+#.............  24,570    211,793
        Molecular Devices Corp.+.......................   9,239    178,498
        Multi-Fineline Electronix, Inc.+#..............   3,544     57,838
        Newport Corp.+.................................  25,594    359,596
        Oplink Communications, Inc.+...................  64,119     95,537
        Optical Communication Products, Inc., Class A+.  11,014     19,715
        OSI Systems, Inc.+#............................   8,738    130,196
        Park Electrochemical Corp......................  10,369    240,561
        Paxar Corp.+...................................  20,735    365,351
        Photon Dynamics, Inc.+#........................   9,982    192,752
        Pixelworks, Inc.+#.............................  24,287    208,140
        Planar Systems, Inc.+#.........................   8,772     70,527
        Powell Industries, Inc.+.......................   4,076     75,080
        Power-One, Inc.+#..............................  38,301    209,890
        RAE Systems, Inc.+#............................  20,702     55,895
        Rofin-Sinar Technologies, Inc.+................   8,950    289,085
        Rogers Corp.+#.................................   9,938    411,334
        SBS Technologies, Inc.+........................   9,157     88,914
        ScanSource, Inc.+..............................   7,519    369,108
        Silicon Image, Inc.+#..........................  46,864    550,183
        Sipex Corp.+...................................  11,862     19,572
        Sonic Solutions+#..............................  11,198    171,105
        Spatialigh, Inc.+#.............................  14,080     85,466
        Standard Microsystems Corp.+...................  11,035    179,429
        Standex International Corp.....................   7,315    195,749
        Stoneridge, Inc.+..............................   9,324     72,914
        Suntron Corp.+.................................   1,464      1,918
        Sypris Solutions, Inc..........................   4,049     42,676
        Taser International, Inc.+#....................  30,970    351,200
        Technitrol, Inc................................  24,197    317,707
        Thomas & Betts Corp.+..........................  35,241  1,088,242
        Thomas Industries, Inc.#.......................   8,701    346,909
        Trimble Navigation, Ltd.+......................  30,385  1,206,588

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   97


                                                              Value
                                                     Shares  (Note 3)
        ---------------------------------------------------------------
        COMMON STOCK (continued)
        Electronics/Electrical Equipment (continued)
          TTM Technologies, Inc.+#.................. 24,441 $   194,062
          Ultralife Batteries, Inc.+#...............  8,421     137,431
          Universal Display Corp.+#................. 12,478     117,293
          Universal Electronics, Inc.+#.............  8,091     134,958
          Varian, Inc.+............................. 20,796     773,611
          Vicor Corp................................ 11,467     152,511
          Viisage Technology, Inc.+#................ 18,151      77,686
          Vishay Intertechnology, Inc.+............. 10,799     139,307
          Watts Water Technologies, Inc.#........... 14,377     500,751
          Wesco International, Inc.+................ 11,948     348,882
          Wilson Greatbatch Technologies, Inc.+#.... 12,817     308,121
          Woodhead Industries, Inc..................  7,262      93,171
          Woodward Governor Co......................  5,822     450,448
          X-Rite, Inc............................... 12,443     137,620
          Zygo Corp.+#.............................. 10,716     103,731
                                                            -----------
                                                             27,382,377
                                                            -----------
        Fertilizers -- 0.12%
          Delta & Pine Land Co...................... 22,669     612,063
          Terra Industries, Inc.+#.................. 28,778     182,740
                                                            -----------
                                                                794,803
                                                            -----------
        Finance Companies -- 0.51%
          Accredited Home Lenders Holding Co.+#.....  9,806     411,558
          Ares Capital Corp.#....................... 13,897     234,720
          Capital Southwest Corp....................  1,640     134,972
          Charter Municipal Mtg. Acceptance Co...... 26,326     571,274
          Chittenden Corp........................... 27,595     724,369
          Credit Acceptance Corp.+#.................  6,005      84,731
          Federal Agricultural Mtg. Corp., Class C#.  5,053      93,379
          Financial Federal Corp.#.................. 10,351     386,092
          Metris Cos., Inc.+........................ 19,347     251,124
          Portfolio Recovery Associates, Inc.+#.....  7,275     286,708
          United PanAm Financial Corp.+#............  2,769      65,958
          World Acceptance Corp.+...................  9,662     251,695
                                                            -----------
                                                              3,496,580
                                                            -----------
        Financial Services -- 1.31%
          Affiliated Managers Group, Inc.+#......... 14,608     974,354
          Apollo Investment Corp.................... 37,188     609,511
          Archipelago Holdings, Inc.+#..............  6,389     220,357
          Asset Acceptance Capital Corp.+...........  4,711     115,749
          Asta Funding, Inc.#.......................  5,569     155,487
          BKF Capital Group, Inc....................  3,959     143,712
          Calamos Asset Management, Inc., Class A... 13,796     333,587
          Cohen & Steers, Inc.#.....................  4,493      80,110
          Coinstar, Inc.+........................... 14,858     281,411
          Collegiate Funding Servies, LLC+#.........  4,794      76,992
          CompuCredit Corp.+#....................... 12,446     392,422
          Encore Capital Group, Inc.+#..............  7,273     111,713
          eSpeed, Inc., Class A+#................... 13,632     116,826
          Gabelli Asset Management, Inc., Class A#..  3,949     172,374
          GFI Group, Inc.+..........................  3,514      98,041
          Greenhill & Co., Inc.#....................  3,005     107,218
          Harris & Harris Group, Inc.+#.............  9,311     119,553
          Investment Technology Group, Inc.+........ 26,292     519,004
          iPayment, Inc.+...........................  6,293     240,015
          Jackson Hewitt Tax Service, Inc........... 22,553     466,847
          Knight Trading Group, Inc................. 65,773     496,586
          LaBranche & Co., Inc.+.................... 31,719     175,406
          MarketAxess Holdings, Inc.+#..............  2,601      26,010
          Marlin Business Services, Inc.+#..........  3,557      72,136
          MCG Capital Corp.#........................ 21,240     339,840
          National Financial Partners Corp.......... 20,019     765,527
          NCO Group, Inc.+.......................... 16,215     322,030
          Nelnet, Inc.+#............................  4,859     179,297
          optionsXpress Holdings, Inc.+#............ 12,319     166,307
          PDI, Inc.+................................  5,058      60,696

                                                             Value
                                                    Shares  (Note 3)

          ------------------------------------------------------------
          Financial Services (continued)
            Piper Jaffray Cos.+#................... 11,898 $   336,356
            QC Holdings, Inc.+#....................  2,994      40,329
            Resource America, Inc..................  8,914     302,898
            Sanders Morris Haris Group, Inc.#......  7,160     117,066
            Stifel Financial Corp.+#...............  4,328      91,407
            SWS Group, Inc.........................  9,053     143,218
                                                           -----------
                                                             8,970,392
                                                           -----------
          Foods -- 1.05%
            Alico, Inc.+#..........................  2,145     110,468
            American Italian Pasta Co., Class A#...  9,623     221,425
            Arden Group, Inc.#.....................    840      68,880
            Cal-Maine Foods, Inc.#.................  8,989      58,339
            Chiquita Brands International, Inc..... 24,433     710,512
            Corn Products International, Inc....... 43,737     966,150
            Flowers Foods, Inc..................... 21,309     695,739
            Gold Kist, Inc.+#......................  8,153     170,235
            Hain Celestial Group, Inc.+............ 15,408     277,344
            J&J Snack Foods Corp...................  3,634     179,374
            John B. Sanfilippo & Son, Inc.+........  3,778      79,905
            Lance, Inc............................. 15,387     272,042
            M & F Worldwide Corp.+.................  6,099      78,006
            Maui Land & Pineapple Co., Inc.+#......  1,930      79,728
            MGP Ingredients, Inc.#.................  4,741      39,635
            Performance Food Group Co.+............ 27,802     752,322
            Provide Commerce, Inc.+#...............  2,784      64,338
            Ralcorp Holdings, Inc.................. 17,531     668,632
            Sanderson Farms, Inc...................  6,178     234,146
            Seaboard Corp..........................    212     285,140
            Tejon Ranch Co.+#......................  4,542     235,730
            United Natural Foods, Inc.+#........... 23,752     770,515
            Wild Oats Markets, Inc.+#.............. 17,060     191,754
                                                           -----------
                                                             7,210,359
                                                           -----------
          Freight -- 1.73%
            Alexander & Baldwin, Inc............... 25,500   1,133,475
            Amerco, Inc.+#.........................  5,579     296,691
            Arkansas Best Corp..................... 13,213     432,461
            Central Freight Lines, Inc.+#..........  5,140      14,957
            Covenant Transport, Inc., Class A+.....  5,230      72,592
            EGL, Inc.+............................. 24,797     471,887
            Forward Air Corp....................... 19,355     519,682
            GATX Corp.#............................ 29,559     986,384
            Gulfmark Offshore, Inc.+...............  8,668     217,220
            Heartland Express, Inc................. 27,216     545,681
            Hub Group, Inc., Class A+#.............  8,616     236,768
            Kirby Corp.+........................... 13,004     554,751
            Knight Transportation, Inc............. 21,964     537,020
            Landstar System, Inc.+................. 35,751   1,206,239
            Marten Transport, Ltd.+................  5,483     107,522
            Navarre Corp.+#........................ 13,214     118,926
            Nuco2, Inc.+#..........................  5,050     119,584
            Offshore Logistics, Inc.+.............. 12,111     379,317
            Old Dominion Freight Lines, Inc.+......  9,882     301,105
            Overnite Corp.#........................ 16,797     715,888
            Overseas Shipholding Group, Inc........ 16,136     985,910
            P.A.M. Transportation Services, Inc.+..  3,828      63,085
            Quality Distribution, Inc.+#...........  4,999      39,692
            SCS Transportation, Inc.+..............  8,914     162,680
            Seabulk International, Inc.+#..........  3,482      68,282
            Swift Transportation Co., Inc.+#....... 27,055     664,200
            Universal Truckload Services, Inc.+#...  3,345      55,861
            US Xpress Enterprises, Inc., Class A+#.  3,941      48,120
            Werner Enterprises, Inc................ 28,758     540,938
            Yellow Roadway Corp.+#.................  5,250     277,095
                                                           -----------
                                                            11,874,013
                                                           -----------

 98  SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                                Value
                                                       Shares  (Note 3)
      -------------------------------------------------------------------
      COMMON STOCK (continued)
      Funeral Services -- 0.10%
        Alderwoods Group, Inc.+....................... 23,990 $   332,261
        Stewart Enterprises, Inc., Class A............ 64,404     381,272
                                                              -----------
                                                                  713,533
                                                              -----------
      Gas & Pipeline Utilities -- 0.21%
        Atmos Energy Corp............................. 45,897   1,298,426
        Cascade Natural Gas Corp.#....................  6,730     129,351
                                                              -----------
                                                                1,427,777
                                                              -----------
      Hardware & Tools -- 0.10%
        Lincoln Electric Holdings, Inc................ 20,160     660,442
                                                              -----------
      Healthcare -- 2.38%
        Advanced Medical Optics, Inc.+#............... 37,515   1,448,450
        Alliance Imaging, Inc.+#......................  7,540      75,626
        Amedisys, Inc.+#..............................  7,882     238,115
        America Service Group, Inc.+..................  6,375     125,524
        American Healthways, Inc.+#................... 17,345     681,138
        American Medical Systems Holdings, Inc.+...... 30,266     604,109
        Apria Healthcare Group, Inc.+................. 29,926     942,669
        BioVeris Corp.+............................... 12,312      62,668
        Bruker BioSciences Corp.+..................... 12,824      53,861
        Candela Corp.+#............................... 11,530     117,952
        Corvel Corp.+.................................  3,803     100,932
        Encore Medical Corp.+#........................ 22,391     113,746
        Epix Medical, Inc.+#.......................... 13,667     108,379
        Exactech, Inc.+#..............................  3,658      49,017
        Genesis HealthCare Corp.+#.................... 11,897     517,401
        Gentiva Health Services, Inc.+................ 14,067     223,525
        HealthExtras, Inc.+#.......................... 11,103     190,305
        Hooper Holmes, Inc............................ 34,338     137,352
        Intuitive Surgical, Inc.+#.................... 20,095     994,702
        Invacare Corp.#............................... 15,564     694,310
        Inverness Medical Innovations, Inc.+..........  9,292     262,964
        Kindred Healthcare, Inc.+#.................... 16,620     641,200
        LabOne, Inc.+#................................ 10,223     393,994
        Magellan Health Services, Inc.+#.............. 16,145     524,228
        Matria Healthcare, Inc.+#.....................  9,269     264,074
        Medcath Corp.+................................  3,614      93,639
        Mentor Corp.#................................. 24,305     994,318
        Micro Therapeutics, Inc.+#....................  8,208      32,832
        Molina Healthcare, Inc.+......................  6,218     266,130
        National Healthcare Corp.#....................  4,027     133,092
        OCA, Inc.+#................................... 25,331     103,857
        Odyssey Healthcare, Inc.+#.................... 20,585     272,957
        Option Care, Inc.#............................ 11,897     158,230
        Orthovita, Inc.+#............................. 27,867      88,617
        PolyMedica Corp............................... 16,640     584,064
        Psychiatric Solutions, Inc.+..................  8,302     339,967
        Radiation Therapy Services, Inc.+#............  3,299      68,289
        RehabCare Group, Inc.+........................  9,720     270,119
        Res-Care, Inc.+............................... 10,452     139,325
        Steris Corp................................... 41,879   1,013,472
        Sybron Dental Specialties, Inc.+.............. 23,119     857,021
        Symbion, Inc.+................................  4,963     117,127
        Thermogenesis Corp.+.......................... 26,756     107,292
        United Surgical Partners International, Inc.+. 16,862     811,737
        VistaCare, Inc., Class A+#....................  5,396      96,265
        Vital Signs, Inc..............................  3,366     141,944
        Vnus Medical Technologies, Inc.+#.............  3,233      41,544
        Zila, Inc.+#.................................. 27,195      78,866
                                                              -----------
                                                               16,376,945
                                                              -----------
      Heavy Duty Trucks/Parts -- 0.21%
        Bandag, Inc.#.................................  6,730     311,464
        Cascade Corp..................................  6,381     224,739
        Federal Signal Corp.#......................... 28,860     451,082
        Wabash National Corp.......................... 18,205     453,487
                                                              -----------
                                                                1,440,772
                                                              -----------

                                                              Value
                                                     Shares  (Note 3)

         -------------------------------------------------------------
         Home Builders -- 0.64%
           Beazer Homes USA, Inc.#.................. 24,638 $1,317,148
           Brookfield Homes Corp....................  8,947    410,309
           Comstock Homebuilding Cos., Inc.+........  2,502     58,547
           Dominion Homes, Inc.+#...................  2,393     37,163
           Levitt Corp., Class A#...................  9,188    264,614
           M/I Schottenstein Homes, Inc.#...........  7,268    366,889
           Meritage Corp.+.......................... 12,694    923,108
           Orleans Homebuilders, Inc.#..............  1,460     32,704
           Technical Olympic USA, Inc.#.............  6,893    150,957
           WCI Communities, Inc+#................... 20,299    606,940
           William Lyon Homes, Inc.+#...............  2,517    226,530
                                                            ----------
                                                             4,394,909
                                                            ----------
         Hospital Management -- 0.54%
           Amsurg Corp.+............................ 18,136    488,946
           Beverly Enterprises, Inc.+#.............. 64,326    795,713
           LifePoint Hospitals, Inc.+............... 31,557  1,419,434
           Pediatrix Medical Group, Inc.+........... 13,407    987,157
                                                            ----------
                                                             3,691,250
                                                            ----------
         Hospital Supplies -- 1.01%
           Aaon, Inc.+#.............................  5,229     93,599
           Abiomed, Inc.+#..........................  9,138     85,623
           Advanced Neuromodulation Systems, Inc.+#. 12,046    428,356
           Align Technology, Inc.+#................. 31,216    226,940
           Arrow International, Inc.#............... 11,483    388,126
           ArthroCare Corp.+#....................... 14,337    462,225
           Closure Medical Corp.+...................  4,123    111,197
           Conceptus, Inc.+#........................ 15,296     81,528
           CONMED Corp.+............................ 17,830    558,792
           Datascope Corp...........................  6,991    212,806
           Diagnostic Products Corp.#............... 13,578    591,186
           ICU Medical, Inc.+#......................  6,324    208,502
           Isolagen, Inc.+#......................... 12,066     49,109
           IVAX Diagnostics, Inc.+#.................  4,034     18,758
           Kensey Nash Corp.+#......................  5,711    155,339
           Medical Action Industries, Inc.+.........  4,892     86,735
           Merit Medical Systems, Inc.+............. 14,058    205,669
           Microtek Medical Holdings, Inc.+......... 25,764     90,689
           NuVasive, Inc.+#.........................  3,892     61,104
           OrthoLogic Corp.+........................ 22,792     92,536
           Owens & Minor, Inc....................... 23,551    730,081
           PSS World Medical, Inc.+................. 40,434    474,695
           SonoSite, Inc.+#.........................  8,832    271,142
           Techne Corp.+............................ 24,652  1,148,783
           Young Innovations, Inc...................  2,819    104,698
                                                            ----------
                                                             6,938,218
                                                            ----------
         Household Products -- 0.83%
           Chattem, Inc.+#.......................... 10,035    430,502
           CSS Industries, Inc......................  3,644    112,235
           Elizabeth Arden, Inc.+................... 13,450    282,719
           Intermediate Parfums, Inc.#..............  3,195     56,711
           Jacuzzi Brands, Inc.+#................... 45,199    461,482
           Jarden Corp.+#........................... 17,450    887,856
           John H. Harland Co.#..................... 16,891    636,284
           Libbey, Inc..............................  8,189    156,000
           Lifetime Hoan Corp.#.....................  4,280     73,017
           National Presto Industries, Inc..........  2,819    120,794
           Playtex Products, Inc.+#................. 20,856    224,828
           Revlon, Inc., Class A+................... 87,526    259,952
           Russ Berrie and Co., Inc.#...............  4,798     62,422
           Spectrum Brands, Inc.+................... 29,800  1,101,706
           Tupperware Corp.......................... 31,290    707,154
           Water Pik Technologies, Inc.+#...........  5,954    110,625
                                                            ----------
                                                             5,684,287
                                                            ----------

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   99


                                                                   Value
                                                         Shares   (Note 3)
     ----------------------------------------------------------------------
     COMMON STOCK (continued)
     Human Resources -- 0.55%
       AMN Healthcare Services, Inc.+#..................   6,882 $   99,376
       CDI Corp.........................................   7,384    157,575
       Cross Country Healthcare, Inc.+..................  13,765    233,317
       Gevity HR, Inc.#.................................  14,207    243,650
       Heidrick & Struggles International, Inc.+#.......  10,043    252,180
       Hudson Highland Group, Inc.+#....................  11,945    191,239
       Kelly Services, Inc., Class A....................  10,551    293,423
       Kforce, Inc.+....................................  16,630    133,705
       Korn/Ferry International+#.......................  19,789    313,854
       Labor Ready, Inc.+...............................  24,818    512,243
       Medical Staffing Network Holdings, Inc.+#........   7,271     39,481
       MPS Group, Inc.+.................................  63,039    591,306
       Resources Connection, Inc.+#.....................  27,738    552,541
       Spherion Corp.+..................................  36,208    198,058
                                                                 ----------
                                                                  3,811,948
                                                                 ----------
     Information Processing -- 0.03%
       Trident Microsystems, Inc.+#.....................  11,238    238,021
                                                                 ----------
     Information Processing - Computer Services -- 0.08%
       CMG Information Services, Inc.+#................. 268,028    584,301
                                                                 ----------
     Information Processing - Consumer Software -- 0.05%
       RealNetworks, Inc.+#.............................  67,469    344,767
                                                                 ----------
     Information Processing - Hardware -- 0.98%
       Advanced Digital Information Corp.+#.............  38,489    264,419
       Cray, Inc.+#.....................................  51,397     75,040
       Digimarc Corp.+#.................................   9,268     47,267
       Dot Hill Systems Corp.+#.........................  26,016    138,145
       Electronics Boutique Holdings Corp.+#............   6,966    413,154
       Electronics for Imaging, Inc.+#..................  32,140    610,660
       Gateway, Inc.+#.................................. 133,571    462,156
       Hutchinson Technology, Inc.+#....................  15,639    646,985
       Imation Corp.....................................  21,266    803,004
       InFocus Corp.+#..................................  23,743     98,771
       Iomega Corp.+....................................  30,907     95,503
       Komag, Inc.+#....................................  16,496    475,910
       LaserCard Corp.+#................................   5,841     35,046
       Lexar Media, Inc.+#..............................  42,459    213,144
       Mercury Computer Systems, Inc.+#.................  12,726    367,781
       Mobility Electronics, Inc.+#.....................  14,819    130,407
       Overland Storage, Inc.+#.........................   8,199     79,448
       PalmOne, Inc.+#..................................  26,351    748,895
       PC Connection, Inc.+#............................   4,320     22,075
       Quantum Corp.+................................... 108,067    280,974
       Silicon Storage Technology, Inc.+................  48,692    167,501
       SimpleTech, Inc.+................................  11,338     39,683
       Stratasys, Inc.+#................................   5,504    178,109
       Synaptics, Inc.+#................................  13,889    267,086
       Transact Technologies, Inc.+#....................   5,124     50,369
                                                                 ----------
                                                                  6,711,532
                                                                 ----------
     Information Processing - Services -- 4.21%
       ActivCard Corp.+.................................  25,315    104,298
       Adaptec, Inc.+...................................  65,434    260,427
       Aeroflex, Inc.+..................................  39,571    316,568
       Agilysys, Inc.#..................................  15,422    237,190
       Anixter International, Inc.+.....................  17,781    672,300
       Ansoft Corp.+....................................   3,992     89,022
       Answerthink, Inc.+#..............................  26,978    106,833
       Anteon International Corp.+#.....................  16,167    714,420
       aQuantive, Inc.+#................................  28,470    438,153
       Arbinet Holdings, Inc.+#.........................   3,916     50,751
       Ariba, Inc.+#....................................  37,848    232,008
       AsiaInfo Holdings, Inc.+#........................  21,170    110,084
       Autobytel, Inc.+#................................  24,907    121,048
       BISYS Group, Inc.+...............................  72,193  1,100,943
       Black Box Corp...................................   9,050    311,139
       Blue Coat Systems, Inc.+#........................   6,108    118,556

                                                                Value
                                                      Shares   (Note 3)

        ----------------------------------------------------------------
        Information Processing - Services (continued)
          Brocade Communications Systems, Inc.+...... 155,588 $  608,349
          CACI International, Inc., Class A+.........  17,476  1,126,503
          Carreker Corp.+............................  12,134     63,703
          Catapult Communications Corp.+.............   4,218     59,347
          Ciber, Inc.+...............................  30,585    249,268
          CNET Networks, Inc.+#......................  76,482    793,883
          Corillian Corp.+#..........................  19,455     62,548
          Covansys Corp.+............................  13,231    162,080
          CSG Systems International, Inc.+#..........  30,637    582,716
          Cyberguard Corp.+..........................  10,280     65,998
          Digital Insight Corp.+.....................  21,037    457,344
          Digital River, Inc.+#......................  20,225    556,592
          Digitas, Inc.+.............................  42,515    470,641
          Doubleclick, Inc.+.........................  67,729    557,410
          Earthlink, Inc.+...........................  78,884    836,959
          eCollege.com, Inc.+#.......................  10,220    105,573
          Entrust, Inc.+.............................  38,128    155,944
          Epicor Software Corp.+#....................  24,902    307,042
          Equinix, Inc.+#............................   7,537    287,160
          Extreme Networks, Inc.+....................  64,759    295,949
          Factset Research Systems, Inc.#............  18,321    586,455
          FileNET Corp.+.............................  24,790    690,649
          FindWhat.com+#.............................  15,353     81,678
          Forrester Research, Inc.+..................   8,191    135,151
          Gartner, Inc., Class A+#...................  38,230    379,242
          GSI Commerce, Inc.+#.......................  11,603    172,188
          Harris Interactive, Inc.+#.................  31,238    154,003
          iGate Corp.+...............................  12,492     54,590
          Infospace, Inc.+...........................  19,139    649,195
          INTAC International, Inc.+#................   4,975     30,099
          Intergraph Corp.+#.........................  19,806    621,710
          Internap Network Services Corp.+#.......... 174,035     80,056
          Internet Capital Group, Inc.+#.............  22,827    132,397
          Internet Security Systems, Inc.+...........  23,106    512,953
          IPass, Inc.+#..............................  26,500    163,505
          iVillage, Inc.+............................  18,855    113,696
          j2 Global Communications, Inc.+#...........  11,293    396,158
          Jupitermedia Corp.+#.......................  10,555    192,629
          Kanbay International, Inc.+#...............   4,290     89,060
          Keynote Systems, Inc.+.....................   9,227    107,033
          Kintera, Inc.+#............................   4,507     13,927
          Kronos, Inc.+..............................  18,624    841,060
          Looksmart, Ltd.+...........................  57,266     42,949
          Manhattan Associates, Inc.+................  18,101    384,465
          MatrixOne, Inc.+...........................  30,799    140,751
          Maxwell Technologies, Inc.+#...............   7,155     73,553
          McDATA Corp., Class A+#....................  70,458    268,445
          Mentor Graphics Corp.+.....................  45,785    470,670
          Merge Technologies, Inc.+#.................   6,581    114,509
          Micros Systems, Inc.+......................  19,323    869,149
          Mindspeed Technologies, Inc.+#.............  59,666     85,322
          MTS Systems Corp.#.........................  11,913    380,144
          Neoforma, Inc.+#...........................   5,528     37,867
          Ness Technologies, Inc.+#..................   8,492     83,052
          Net2Phone, Inc.+#..........................  21,393     34,229
          Netratings, Inc.+#.........................   7,366    100,325
          NetScout Systems, Inc.+#...................  14,235     87,688
          NIC, Inc.+#................................  18,674     81,979
          Opsware, Inc.+#............................  35,142    174,656
          Paradyne Networks, Inc.+#..................  23,618     46,527
          PCTEL, Inc.+...............................  12,558     91,799
          PEC Solutions, Inc.+#......................   6,922    107,360
          Pegasystems, Inc.+#........................   6,778     40,465
          Perot Systems Corp., Class A+..............  45,602    589,178
          Phase Forward, Inc.+#......................   3,291     21,721
          PlanetOut, Inc.+#..........................   3,476     27,982
          Portal Software, Inc.+#....................  19,344     38,108
          ProQuest Co.+#.............................  14,349    460,603

 100 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                               Value
                                                     Shares   (Note 3)
       -----------------------------------------------------------------
       COMMON STOCK (continued)
       Information Processing - Services (continued)
         RadiSys Corp.+#............................  11,917 $   192,698
         Redback Networks, Inc.+#...................  18,719     106,698
         Rightnow Technologies, Inc.+#..............   3,970      37,080
         Sapient Corp.+#............................  47,238     396,799
         Schawk, Inc., Class A#.....................   6,505     156,510
         Secure Computing Corp.+#...................  21,341     239,446
         SI International, Inc.+....................   3,916     111,019
         Silicon Graphics, Inc.+#................... 156,574     126,825
         Sohu.com, Inc.+#...........................  13,238     247,815
         SonicWALL, Inc.+...........................  32,465     200,634
         SRA International, Inc., Class A+#.........  15,618     530,231
         Sykes Enterprises, Inc.+...................  15,004     124,233
         Syntel, Inc.#..............................   4,395      68,826
         Terremark Worldwide, Inc.+#................  20,359     140,070
         Tier Technologies, Inc., Class B+..........  10,579      93,518
         Trizetto Group, Inc.+......................  16,861     234,031
         Tyler Technologies, Inc.+#.................  22,018     143,337
         United Online, Inc.#.......................  31,933     413,213
         ValueClick, Inc.+..........................  47,423     508,375
         Verso Technologies, Inc.+#.................  79,720      20,727
         webMethods, Inc.+#.........................  27,745     139,557
         Websense, Inc.+............................  13,758     738,942
         WebSideStory, Inc.+#.......................   3,449      39,491
         Xybernaut Corp.+#.......................... 106,082       7,956
         Zixit Corp.+#..............................  12,503      41,135
                                                             -----------
                                                              28,898,845
                                                             -----------
       Information Processing - Software -- 3.53%
         Actuate Corp.+.............................  31,018      66,379
         Advent Software, Inc.+.....................  13,098     262,746
         Agile Software Corp.+#.....................  31,284     201,782
         Allscripts Heathcare Solutions, Inc.+#.....  16,414     268,533
         Altiris, Inc.+.............................  12,466     234,361
         American Reprographics Co.+#...............   8,006     119,289
         Ansys, Inc.+...............................  18,427     614,356
         Aspen Technologies, Inc.+#.................  24,759     129,737
         At Road, Inc.+.............................  20,480      56,525
         Atari, Inc.+#..............................   5,525      13,647
         Authentidate Holding Corp.+#...............  17,345      50,994
         Blackbaud, Inc.#...........................   4,848      66,708
         Blackboard, Inc.+#.........................   3,889      76,652
         Borland Software Corp.+....................  48,432     309,965
         Callwave, Inc.+#...........................   2,406      12,920
         Captaris, Inc.+............................  18,214      65,935
         CCC Information Services Group, Inc.+......   4,549     106,356
         Cerner Corp.+#.............................  17,056   1,114,610
         Chordiant Software, Inc.+..................  46,186      78,978
         Computer Programs & Systems, Inc.#.........   3,869     131,082
         Concord Communications, Inc.+..............  10,963     185,494
         Concur Technologies, Inc.+#................  15,694     150,505
         Cybersource Corp.+#........................  16,384     109,937
         Dendrite International, Inc.+..............  21,651     335,591
         E.piphany, Inc.+...........................  45,565     159,022
         Echelon Corp.+#............................  16,784     115,306
         Eclipsys Corp.+............................  21,885     293,697
         eFunds Corp.+..............................  28,701     580,334
         Emageon, Inc.+#............................   3,368      52,036
         Embarcadero Technologies, Inc.+#...........  12,726      72,665
         EPIQ Systems, Inc.+#.......................   8,182     133,776
         eResearch Technology, Inc.+#...............  26,664     326,367
         F5 Networks, Inc.+#........................  21,994   1,126,313
         FalconStor Software, Inc.+#................  15,826     115,688
         Hyperion Solutions Corp.+..................  23,394   1,032,377
         IDX Systems Corp.+.........................  12,435     396,677
         Infocrossing, Inc.+#.......................  10,048     110,126
         Informatica Corp.+.........................  51,425     441,227
         Infousa, Inc.+.............................  19,069     230,354
         InPhonic, Inc.+#...........................   4,506      66,554

                                                                 Value
                                                       Shares   (Note 3)

     ---------------------------------------------------------------------
     Information Processing - Software (continued)
       Inter-Tel, Inc.................................  12,340 $   253,340
       Intervideo, Inc.+#.............................   5,137      77,980
       InterVoice-Brite, Inc.+........................  21,549     193,079
       Interwoven, Inc.+..............................  24,247     193,006
       JDA Software Group, Inc.+......................  15,421     199,239
       Keane, Inc.+...................................  30,284     406,411
       Lawson Software, Inc.+#........................  33,338     197,361
       Lionbridge Technologies, Inc.+.................  27,938     139,131
       Mantech International Corp., Class A+#.........  10,095     290,029
       Manugistics Group, Inc.+.......................  32,913      59,243
       MapInfo Corp.+.................................  12,116     150,965
       Micromuse, Inc.+#..............................  46,947     294,827
       Microstrategy, Inc., Class A+#.................   7,193     400,650
       Motive, Inc.+..................................   3,163      27,486
       MRO Software, Inc.+............................  11,728     175,920
       NDCHealth Corp.................................  21,600     362,016
       NetIQ Corp.+...................................  34,212     377,701
       Omnicell, Inc.+#...............................  13,052      84,838
       Open Solutions, Inc.+#.........................   7,884     139,941
       Openwave Systems, Inc.+#.......................  40,703     632,932
       Opnet Technologies, Inc.+......................   7,065      57,156
       Packeteer, Inc.+...............................  19,683     233,637
       PalmSource, Inc.+#.............................  10,037     100,671
       Parametric Technology Corp.+................... 160,793     967,974
       PDF Solutions, Inc.+...........................   8,753     102,760
       Per-Se Technologies, Inc.+#....................  13,599     257,973
       Pinnacle Systems, Inc.+........................  41,269     243,900
       PLATO Learning, Inc.+#.........................  13,786     105,325
       Progress Software Corp.+.......................  18,865     550,292
       QAD, Inc.#.....................................   7,683      53,935
       Quality Systems, Inc.+#........................   4,044     243,166
       Quest Software, Inc.+..........................  29,821     394,383
       Renaissance Learning, Inc.#....................   4,564      90,230
       RSA Security, Inc.+............................  41,714     513,082
       S1 Corp.+......................................  42,311     189,553
       Salesforce.com, Inc.+#.........................   6,913     139,919
       ScanSoft, Inc.+#...............................  48,414     196,561
       Seachange International, Inc.+#................  14,667     115,869
       SeeBeyond Technology Corp.+#...................  29,745      88,640
       Serena Software, Inc.+#........................  13,941     272,825
       SPSS, Inc.+....................................   8,489     148,388
       SS&C Technologies, Inc.........................   8,148     243,625
       Stellent, Inc.+#...............................  12,170      92,127
       SupportSoft, Inc.+.............................  21,763     112,732
       Synnex Corp.+#.................................   4,182      66,159
       Talx Corp......................................  12,273     342,662
       THQ, Inc.+#....................................  22,829     636,701
       Tradestation Group, Inc.+#.....................  11,258      82,971
       Transaction Systems Architects, Inc., Class A+.  23,708     540,068
       Tumbleweed Communications Corp.+...............  28,597      62,913
       Ulticom, Inc.+#................................   6,206      57,095
       Ultimate Software Group, Inc.+.................   9,834     156,557
       Verint Systems, Inc.+..........................   7,010     245,350
       Verity, Inc.+..................................  17,854     152,295
       Vignette Corp.+................................ 173,176     200,884
       WatchGuard Technologies, Inc.+.................  20,071      72,858
       WebEx Communications, Inc.+#...................  18,068     485,307
       Wind River Systems, Inc.+......................  42,583     697,935
       Witness Systems, Inc.+.........................  14,412     250,481
                                                               -----------
                                                                24,236,655
                                                               -----------
     Insurance -- 2.76%
       21st Century Insurance Group(1)................  13,276     184,935
       Affirmative Insurance Holdings, Inc.#..........   5,638      72,730
       Alfa Corp......................................  19,797     283,493
       American Physicians Capital, Inc.+#............   5,100     176,715
       AMERIGROUP Corp.+..............................  29,682   1,164,722
       AmerUs Group Co.#..............................  23,585   1,122,410

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   101


                                                                 Value
                                                        Shares  (Note 3)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Insurance (continued)
        Argonaut Group, Inc.+#......................... 14,029 $   293,767
        Baldwin & Lyons, Inc., Class B#................  4,806     123,514
        Bristol West Holdings, Inc.#...................  9,073     156,963
        Centene Corp.+#................................ 24,304     781,374
        Ceres Group, Inc.+............................. 18,085     103,627
        Citizens, Inc., Class A+#...................... 18,800     108,852
        CNA Surety Corp.+..............................  9,335     129,010
        Commerce Group, Inc............................ 14,554     867,418
        Crawford & Co., Class B#.......................  7,715      55,702
        Delphi Financial Group, Inc., Class A.......... 14,812     628,029
        Direct General Corp.#..........................  9,497     156,795
        Donegal Group, Inc., Class A...................  5,008      92,448
        EMC Insurance Group, Inc.#.....................  3,610      64,402
        Enstar Group, Inc.+#...........................  1,912     116,613
        FBL Financial Group, Inc., Class A.............  7,462     199,609
        First Acceptance Corp.+#....................... 12,264     109,763
        FPIC Insurance Group, Inc.+#...................  4,811     143,175
        Great American Financial Resources, Inc........  4,349      73,324
        Harleysville Group, Inc........................  7,748     157,362
        Hilb, Rogal & Hamilton Co.#.................... 18,467     629,540
        Horace Mann Educators Corp..................... 25,626     466,393
        Independence Holding Co........................  2,744      48,432
        Infinity Property & Casualty Corp.#............ 12,389     396,448
        Kansas City Life Insurance Co..................  2,204     103,852
        LandAmerica Financial Group, Inc.#............. 10,667     599,485
        Midland Co.....................................  5,441     173,840
        National Interstate Corp.+#....................  2,707      52,787
        National Western Life Insurance Co., Class A+#.  1,314     240,955
        Navigators Group, Inc.+#.......................  5,139     170,820
        NYMAGIC, Inc...................................  1,767      36,135
        Ohio Casualty Corp.#........................... 36,788     879,233
        Philadelphia Cons. Holding Corp.+.............. 10,691     881,687
        Phoenix Cos., Inc.#............................ 56,742     652,533
        PMA Capital Corp., Class A+#................... 16,201     120,373
        Presidential Life Corp......................... 12,777     193,572
        ProAssurance Corp.+............................ 15,704     614,340
        RLI Corp....................................... 13,433     587,559
        Safety Insurance Group, Inc.#..................  6,015     189,593
        Selective Insurance Group, Inc................. 16,626     800,209
        Sierra Health Services, Inc.+.................. 13,794     911,370
        State Auto Financial Corp......................  8,078     218,106
        Tower Group, Inc.#.............................  8,968     105,195
        Triad Guaranty, Inc.+..........................  5,592     303,086
        UICI#.......................................... 22,638     569,346
        United Fire & Casualty Co......................  8,637     340,039
        Universal American Financial Corp.+............ 15,856     300,313
        USI Holdings Corp.+#........................... 24,483     286,696
        Vesta Insurance Group, Inc..................... 21,634      54,518
        WellCare Health Plans, Inc.+...................  5,425     188,248
        Zenith National Insurance Corp.#...............  7,415     469,740
                                                               -----------
                                                                18,951,195
                                                               -----------
      Insurance - Life -- 0.02%
        American Equity Investment Life#............... 12,896     131,410
                                                               -----------
      Leisure & Tourism -- 4.59%
        Action Performance Cos., Inc.#.................  9,281      86,406
        Alliance Gaming Corp.+#........................ 30,844     400,664
        Alloy, Inc.+#.................................. 19,741     101,469
        Ambassadors Group, Inc.........................  4,798     173,448
        Ameristar Casinos, Inc.#.......................  6,843     351,320
        Arctic Cat, Inc.#..............................  8,258     178,373
        Argosy Gaming Co.+............................. 15,634     724,949
        Aztar Corp.+................................... 20,716     661,669
        BJ's Restaurants, Inc.+#.......................  6,445     118,588
        Bluegreen Corp.+#.............................. 11,347     191,310
        Bob Evans Farms, Inc........................... 21,119     494,185
        Boyd Gaming Corp............................... 27,297   1,442,919
        Buffalo Wild Wings, Inc.+#.....................  3,409     109,599

                                                               Value
                                                     Shares   (Note 3)

        ----------------------------------------------------------------
        Leisure & Tourism (continued)
          California Pizza Kitchen, Inc.+...........  11,468 $   275,232
          Callaway Golf Co.#........................  40,335     471,516
          Carmike Cinemas, Inc......................   4,599     150,433
          CBRL Group, Inc.#.........................  29,749   1,211,379
          CEC Entertainment, Inc.+..................  22,405     908,523
          Churchill Downs, Inc.#....................   4,585     197,430
          CKE Restaurants, Inc.#....................  31,034     512,061
          Cosi, Inc.+#..............................  12,336      66,244
          Dave & Buster's, Inc.+....................   6,663     119,667
          Dollar Thrifty Automotive Group, Inc.+....  15,133     544,637
          Dominos Pizza, Inc.#......................  13,363     305,879
          Dover Downs Gaming & Entertainment, Inc.#.   5,474      64,757
          Dover Motorsports, Inc....................   9,356      53,891
          Empire Resorts, Inc.+#....................   5,139      24,410
          Escalade, Inc.#...........................   4,711      68,168
          Gaylord Entertainment Co.+#...............  18,289     768,687
          Great Wolf Resorts, Inc.+#................  13,377     294,829
          Handleman Co..............................  13,323     241,812
          IHOP Corp.#...............................  12,122     577,128
          Isle of Capri Casinos, Inc.+#.............   8,088     201,229
          Jack in the Box, Inc.+....................  21,887     907,873
          Jakks Pacific, Inc.+#.....................  15,192     314,019
          K2, Inc.+#................................  24,932     313,894
          La Quinta Corp.+#@........................ 112,664     976,797
          Lakes Entertainment, Inc.+#...............   9,191     114,244
          Landry's Seafood Restaurants, Inc.........  11,218     336,203
          Life Time Fitness, Inc.+#.................   7,128     203,005
          Lone Star Steakhouse & Saloon, Inc.#......   9,524     287,720
          Macrovision Corp.+........................  29,574     621,350
          Magna Entertainment Corp., Class A+#......  22,606     120,264
          Marcus Corp.#.............................  11,833     260,681
          Marine Products Corp.#....................   7,781     117,493
          Midway Games, Inc.+#......................  27,674     244,915
          MTR Gaming Group, Inc.+...................  13,917     142,788
          Multimedia Games, Inc.+#..................  14,187     151,375
          Nautilus Group, Inc.#.....................  17,166     459,534
          Navigant International, Inc.+#............   8,435     106,787
          Nevada Gold & Casinos, Inc.+#.............   4,879      53,620
          O'Charley's, Inc.+........................  12,724     236,285
          P.F. Chang's China Bistro, Inc.+#.........  15,342     909,320
          Panera Bread Co., Class A+#...............  17,023   1,075,854
          Papa John's International, Inc.+#.........   6,618     258,102
          Party City Corp.+.........................   6,840      91,451
          Penn National Gaming, Inc.+...............  38,397   1,250,590
          Pinnacle Airlines Corp.+#.................  11,634     114,013
          Pinnacle Entertainment, Inc.+.............  23,903     416,629
          Playboy Enterprises, Inc., Class B+.......  11,715     148,429
          Rare Hospitality International, Inc.+.....  20,383     632,485
          RC2 Corp.+................................   9,894     356,580
          Red Robin Gourmet Burgers, Inc.+#.........   7,178     393,929
          Scientific Games Corp., Class A+#.........  45,898   1,093,749
          SCP Pool Corp.............................  31,984   1,145,667
          Shuffle Master, Inc.+#....................  20,870     571,838
          Six Flags, Inc.+#.........................  55,807     246,109
          Sonic Corp.+..............................  35,603   1,210,502
          Speedway Motorsports, Inc.#...............   8,875     304,413
          Sports Resorts International, Inc.+#......     842       1,154
          Steak n Shake Co.+........................  14,574     300,079
          Steinway Musical Instruments, Inc.+(1)....   4,029     114,101
          Sunterra Corp.+#..........................  11,123     173,519
          Take-Two Interactive Software, Inc.+#.....  40,128   1,033,697
          Texas Roadhouse, Inc.+#...................   6,290     192,851
          Tivo, Inc.+#..............................  27,374     184,501
          Trans World Entertainment Corp.+#.........  13,224     171,912
          Travelzoo, Inc.+#.........................     983      32,351
          Triarc Cos., Inc., Class B#...............  21,410     308,304
          Vail Resorts, Inc.+.......................  11,772     323,730
          WMS Industries, Inc.+#....................  11,648     370,057
                                                             -----------
                                                              31,487,574
                                                             -----------

 102 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                              Value
                                                     Shares  (Note 3)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Machinery -- 3.10%
           Actuant Corp., Class A+.................. 15,752 $   708,840
           Albany International Corp., Class A...... 15,727     491,783
           Applied Industrial Technologies, Inc..... 15,400     468,776
           Astec Industries, Inc.+..................  8,243     180,769
           Aviall, Inc.+............................ 14,159     435,814
           Baldor Electric Co.#..................... 19,750     496,712
           Brady Corp., Class A..................... 21,810     666,732
           Bucyrus International, Inc.#.............  7,414     264,532
           Capstone Turbine Corp.+.................. 49,929      49,929
           Carbo Ceramics, Inc......................  7,612     545,324
           Clarcor, Inc............................. 30,437     854,975
           Cognex Corp.............................. 23,950     621,742
           Cuno, Inc.+#............................. 10,160     722,376
           EnPro Industries, Inc.+.................. 12,433     336,561
           Flowserve Corp.+......................... 32,538     958,895
           Franklin Electric Co., Inc...............  9,633     370,100
           Gardner Denver, Inc.+.................... 11,849     454,409
           General Binding Corp.+#..................  3,583      74,132
           Global Power Equipment Group, Inc.+#..... 20,284     155,375
           Gorman-Rupp Co.#.........................  5,496     111,569
           Granite Construction, Inc................ 19,962     468,109
           IDEX Corp................................ 30,076   1,155,219
           Insituform Technologies, Inc., Class A+#. 16,021     237,752
           Intevac Inc.+#........................... 10,036     104,475
           JLG Industries, Inc.#.................... 29,816     760,010
           Joy Global, Inc.#@....................... 48,140   1,807,176
           Kadant, Inc.+............................  8,577     175,828
           Kennametal, Inc.......................... 21,873     962,412
           Layne Christensen Co.+...................  5,909     102,226
           Lindsay Manufacturing Co.#...............  7,053     141,131
           Lufkin Industries, Inc.#.................  8,546     246,381
           Manitowoc Co., Inc.#..................... 17,708     717,705
           Middleby Corp.+#.........................  2,228     122,986
           Milacron, Inc.+#......................... 22,370      48,767
           NACCO Industries, Inc., Class A..........  2,812     288,230
           Nordson Corp............................. 15,912     494,704
           Precision Castparts Corp.#...............      1          78
           Presstek, Inc.+#......................... 15,410     131,601
           Quixote Corp. #..........................  4,506      87,777
           Regal-Beloit Corp.#...................... 14,665     376,890
           Robbins & Myers, Inc.#...................  6,523     154,269
           Sauer-Danfoss, Inc.......................  6,032     118,529
           Stewart & Stevenson Services, Inc........ 17,232     411,672
           Tecumseh Products Co., Class A...........  9,865     269,709
           Tennant Co.#.............................  4,554     169,864
           Terex Corp.+............................. 29,571   1,168,646
           Toro Co.................................. 25,932   1,116,373
           Wabtec Corp.............................. 23,823     493,136
                                                            -----------
                                                             21,301,000
                                                            -----------
         Manufacturing -- 0.05%
           Applied Films Corp.+#....................  8,845     237,931
           Greenbrier Companies, Inc................  3,402      94,303
                                                            -----------
                                                                332,234
                                                            -----------
         Medical - Biomedical/Gene -- 0.73%
           Alexion Pharmaceuticals, Inc.+#.......... 16,209     368,755
           Axonyx, Inc.+#........................... 30,731      39,643
           Barrier Therapeutics, Inc.+#.............  4,299      68,612
           Biocryst Pharmaceuticals, Inc.+#......... 11,901      55,459
           CancerVax Corp.+#........................  9,911      29,535
           Corgentech, Inc.+#.......................  3,692       8,861
           Cytogen Corp.+#..........................  9,302      50,417
           Cytokinetics, Inc.+#.....................  4,536      24,494
           Decode Genetics, Inc.+#.................. 28,800     221,760
           Encysive Pharmaceuticals, Inc.+#......... 34,202     348,860
           Exelixis, Inc.+.......................... 40,011     280,877
           Genaera Corp.+#.......................... 34,106      68,553
           GTx, Inc.+#..............................  3,254      29,416

                                                            Value
                                                   Shares  (Note 3)

           ---------------------------------------------------------
           Medical - Biomedical/Gene (continued)
             Human Genome Sciences, Inc.+#........ 77,818 $  877,787
             Keryx Biopharmaceuticals, Inc.+#..... 12,982    158,900
             Kosan Biosciences, Inc.+............. 12,664     59,901
             Lifecell Corp.+...................... 17,040    225,950
             Marshall Edwards, Inc.+#.............  4,303     32,875
             Momenta Pharmaceuticals, Inc.+#......  3,685     42,156
             Myogen, Inc.+#....................... 11,294     74,766
             Myriad Genetics, Inc.+#.............. 18,387    302,650
             Oscient Pharmaceuticals Corp.+#...... 36,407     60,072
             Progenics Pharmaceuticals, Inc.+#....  7,055    141,100
             Regeneron Pharmaceuticals, Inc.+#.... 22,762    141,807
             Tercica, Inc.+#......................  4,257     33,971
             Transkaryotic Therapies, Inc.+#...... 17,571    597,238
             Vertex Pharmaceuticals, Inc.+#....... 47,257    657,818
                                                          ----------
                                                           5,002,233
                                                          ----------
           Medical Technology -- 2.46%
             Abaxis, Inc.+#....................... 10,473    109,443
             Adeza Biomedical Corp.+..............  2,249     26,471
             Aksys, Ltd.+#........................  4,828     14,484
             Albany Molecular Research, Inc.+..... 13,926    165,859
             Animas Corp.+#.......................  2,702     48,393
             Applera Corp.-Celera Genomics Group+. 43,758    434,079
             Ariad Pharmaceuticals, Inc.+#........ 31,371    189,167
             Aspect Medical Systems, Inc.+#.......  7,818    251,427
             Avant Immunotherapeutics, Inc.+#..... 44,560     63,275
             Bio-Rad Laboratories, Inc., Class A+. 10,432    562,076
             Bio-Reference Labs, Inc.+#...........  4,996     73,441
             Biolase Technology, Inc.#............ 12,083     85,306
             Biosite, Inc.+#......................  8,329    455,680
             Cambrex Corp......................... 15,661    283,464
             Cardiac Science, Inc.+#.............. 43,973     43,094
             CardioDynamics International Corp.+.. 21,587     47,923
             Cell Genesys, Inc.+#................. 26,790    155,650
             Cepheid, Inc.+#...................... 25,019    227,673
             Ciphergen Biosystems, Inc.+#......... 13,883     28,599
             Connetics Corp.+#.................... 18,844    419,656
             Conor Medsystems, Inc.+#.............  4,752     71,185
             CuraGen Corp.+#...................... 25,825    110,531
             Curis, Inc.+#........................ 28,365    112,325
             Cyberonics, Inc.+#................... 10,982    400,733
             Digene Corp.+........................  8,414    211,696
             Diversa Corp.+#...................... 14,168     70,840
             DJ Orthopedics, Inc.+................ 10,716    297,369
             E-Z-Em, Inc.+........................  3,952     58,173
             Enzo Biochem, Inc.+#................. 15,190    231,951
             Enzon, Inc.+......................... 26,300    159,641
             Foxhollow Technologies, Inc.+#.......  2,786    105,589
             Geron Corp.+#........................ 32,730    261,840
             Haemonetics Corp.+................... 11,707    476,475
             Hanger Orthopedic Group, Inc.+....... 12,842     65,494
             Hologic, Inc.+....................... 12,231    450,223
             II-VI, Inc.+#........................ 13,449    221,505
             Illumina, Inc.+#..................... 17,447    183,194
             Immucor Corp.+....................... 26,811    898,169
             Immunicon Corp.+#....................  3,807     16,408
             Immunomedics, Inc.+#................. 27,049     48,688
             Incyte Genomics, Inc.+#.............. 41,544    316,981
             Integra LifeSciences Corp.+#......... 12,163    406,487
             InterMune, Inc.+#.................... 17,212    206,716
             Intralase Corp.+#....................  4,584     88,884
             Kyphon, Inc.+#....................... 14,767    423,665
             Laserscope+#......................... 11,431    393,569
             LCA-Vision, Inc.#....................  9,258    409,018
             Lexicon Genetics, Inc.+#............. 37,991    183,876
             Lifeline Systems, Inc.+..............  6,643    216,296
             Luminex Corp.+#...................... 16,086    160,217
             Maxim Pharmaceuticals, Inc.+#........ 16,984     25,816

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   103


                                                               Value
                                                      Shares  (Note 3)
        ----------------------------------------------------------------
        COMMON STOCK (continued)
        Medical Technology (continued)
          Maxygen, Inc.+............................. 13,504 $   105,736
          Nanogen, Inc.+#............................ 28,382     115,799
          Neose Technologies, Inc.+#................. 15,759      41,446
          Northfield Laboratories, Inc.+............. 14,172     185,086
          Noven Pharmaceuticals, Inc.+#.............. 14,025     252,450
          Occulogix, Inc.+#..........................  5,034      44,048
          OraSure Technologies, Inc.+#............... 23,813     197,886
          Palatin Technologies, Inc.+#............... 31,591      63,814
          Palomar Medical Technologies, Inc.+#.......  7,676     175,397
          Peregrine Pharmaceuticals, Inc.+#.......... 80,737      93,655
          Possis Medical, Inc.+#.....................  9,624     101,341
          Praecis Pharmaceuticals, Inc.+............. 31,384      20,713
          Quidel Corp.+.............................. 18,955      83,023
          Regeneration Technologies, Inc.+#.......... 13,922      93,695
          Seattle Genetics, Inc.+#................... 18,715      90,393
          Serologicals Corp.+#....................... 20,287     435,968
          Sonic Innovations, Inc.+................... 11,883      51,691
          Specialty Laboratories, Inc.+#.............  4,787      39,349
          Stereotaxis, Inc.+#........................  3,307      25,960
          SurModics, Inc.+#..........................  8,507     335,346
          Symmetry Medical, Inc.+....................  4,795     107,120
          Telik, Inc.+#.............................. 30,490     434,787
          Third Wave Technologies, Inc.+#............ 16,838      63,311
          Thoratec Corp.+#........................... 26,899     401,871
          TriPath Imaging, Inc.+#.................... 16,496     141,701
          Urologix, Inc.+#...........................  8,431      36,844
          Ventana Medical Systems, Inc.+#............ 16,404     693,069
          Viasys Healthcare, Inc.+................... 18,463     429,265
          West Pharmaceutical Services, Inc.#........ 17,783     495,079
          Wright Medical Group, Inc.+................ 15,931     438,740
          Zoll Medical Corp.+........................  5,516     130,950
                                                             -----------
                                                              16,894,247
                                                             -----------
        Metals -- 1.88%
          AK Steel Holding Corp.+#................... 65,201     498,788
          Allegheny Technologies, Inc.@.............. 57,151   1,215,030
          AMCOL International Corp................... 12,915     250,551
          Brush Engineered Materials, Inc.+.......... 11,359     161,071
          Carpenter Technology Corp.#................ 14,369     775,926
          Century Aluminum Co.+...................... 11,289     252,986
          CIRCOR International, Inc..................  9,199     227,675
          Cleveland-Cliffs, Inc.#.................... 12,830     752,223
          Commercial Metals Co....................... 34,825     911,022
          Gibraltar Industries, Inc.................. 14,100     275,796
          Hecla Mining Co.+#......................... 70,937     317,798
          Lawson Products, Inc.......................  2,937     125,704
          MascoTech, Inc.+(2)(3).....................  9,672           0
          Maverick Tube Corp.+....................... 25,388     766,971
          Metal Management, Inc.#.................... 10,561     194,006
          Metals USA, Inc.+.......................... 12,101     256,178
          Mueller Industries, Inc.................... 20,979     566,433
          NN, Inc.................................... 10,024     127,205
          NS Group, Inc.+#........................... 11,642     335,522
          Oregon Steel Mills, Inc.+.................. 20,512     362,242
          Quanex Corp................................ 14,775     766,675
          Reliance Steel & Aluminum Co.#............. 16,909     650,827
          Royal Gold, Inc.#..........................  9,848     172,832
          RTI International Metals, Inc.+............ 12,711     348,154
          Ryerson Tull, Inc.#........................ 14,101     214,617
          Schnitzer Steel Industries, Inc., Class A#. 11,757     271,822
          Steel Dynamics, Inc.#...................... 22,445     603,546
          Steel Technologies, Inc.#..................  6,017     120,340
          Titanium Metals Corp.+#....................  3,929     167,140
          Tredegar Corp.............................. 16,614     253,364
          USEC, Inc.................................. 50,290     686,458
          Valmont Industries, Inc....................  8,628     206,641
          Wheeling-Pittsburgh Corp.+#................  5,195      92,159
                                                             -----------
                                                              12,927,702
                                                             -----------

                                                              Value
                                                    Shares   (Note 3)

          ------------------------------------------------------------
          Mining -- 0.12%
            Coeur d'Alene Mines Corp.+#............ 142,911 $  475,894
            Compass Minerals International, Inc....   9,048    203,851
            Stillwater Mining Co.+.................  24,103    162,695
                                                            ----------
                                                               842,440
                                                            ----------
          Mobile Homes -- 0.27%
            Champion Enterprises, Inc.+............  45,397    441,713
            Coachmen Industries, Inc...............   8,448    103,488
            Fleetwood Enterprises, Inc.+#..........  32,174    307,905
            Monaco Coach Corp.#....................  15,657    256,931
            Palm Harbor Homes, Inc.+#..............   5,698    106,724
            Skyline Corp...........................   4,092    159,997
            Winnebago Industries, Inc.#............  15,569    508,951
                                                            ----------
                                                             1,885,709
                                                            ----------
          Multimedia -- 0.09%
            Entravision Communications Corp.+......  28,917    214,854
            Journal Communications, Inc., Class A..  12,104    202,742
            Martha Stewart Living, Inc., Class A+#.   6,987    180,963
                                                            ----------
                                                               598,559
                                                            ----------
          Oil & Gas -- 5.75%
            Atlas America, Inc.+#..................   1,379     43,108
            Atwood Oceanics, Inc.+.................   7,068    404,926
            Barrett Bill Corp.+#...................   7,795    237,358
            Berry Petroleum Co., Class A...........  10,852    516,121
            Brigham Exploration Co.+#..............  14,103    119,311
            Cabot Oil & Gas Corp., Class A.........  29,593    927,741
            Cal Dive International, Inc.+..........  22,920  1,040,568
            Callon Petroleum Co.+#.................   7,517    106,366
            Cheniere Energy, Inc.+#................  32,098    940,471
            Cimarex Energy Co.+#...................  24,814    933,751
            Clayton Williams Energy, Inc.+.........   3,048     83,271
            Comstock Resources, Inc.+..............  20,801    474,679
            Crosstex Energy, Inc.#.................   1,422     65,071
            Delta Petroleum Corp.+#................  12,149    138,742
            Denbury Resources, Inc.+...............  32,793  1,048,720
            DLB Oil and Gas, Inc.+(2)(3)...........   3,000          0
            Dril-Quip, Inc.+.......................   3,900    106,665
            Edge Petroleum Corp.+..................   9,915    135,141
            Encore Acquisition Co.+................  14,374    536,150
            Energen Corp...........................  21,799  1,420,859
            Energy Partners, Ltd.+.................  15,798    360,984
            Forest Oil Corp.+......................  30,187  1,200,235
            Frontier Oil Corp......................  15,915    778,403
            FX Energy, Inc.+#......................  18,362    171,134
            Giant Industries, Inc.+................   6,990    201,382
            Global Industries, Ltd.+...............  48,724    416,590
            Grey Wolf, Inc.+....................... 111,746    734,171
            Gulf Island Fabrication, Inc...........   4,795     96,380
            Hanover Compressor Co.+#...............  46,072    480,531
            Harvest Natural Resources, Inc.+#......  21,558    233,689
            Helmerich & Payne, Inc.#...............  30,232  1,253,721
            Holly Corp.............................  12,207    466,674
            Hornbeck Offshore Services, Inc.+#.....   3,638     89,677
            Houston Exploration Co.+...............   7,574    386,047
            Hydril Co.+............................   9,552    495,844
            Input/Output, Inc.+#...................  38,198    226,514
            KCS Energy, Inc.+......................  29,325    412,016
            Laclede Group, Inc.#...................  12,427    371,567
            Lone Star Technologies, Inc.+#.........  17,252    715,095
            Magnum Hunter Resources, Inc.+#........  52,045    804,616
            Matrix Service Co.+#...................  10,280     42,456
            McMoRan Exploration Co.+#..............  10,812    200,130
            Meridian Resource Corp.+#..............  36,531    165,485
            Mission Resources Corp.+...............  24,341    172,091
            New Jersey Resources Corp..............  16,527    745,368
            Oceaneering International, Inc.+.......  14,963    546,149
            Oil States International, Inc.+........  17,426    403,586

 104 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                             Value
                                                    Shares  (Note 3)
          ------------------------------------------------------------
          COMMON STOCK (continued)
          Oil & Gas (continued)
            Parker Drilling Co.+................... 56,556 $   322,369
            Penn Virginia Corp.#................... 10,934     451,246
            Peoples Energy Corp.#.................. 22,518     962,644
            Petrocorp, Inc.+(2)(3).................  2,364           0
            Petroleum Development Corp.+...........  9,744     254,611
            Plains Exploration & Production Co.+@.. 46,185   1,410,952
            Quicksilver Resources, Inc.+#.......... 17,708     924,358
            Range Resources Corp................... 48,846   1,128,343
            Remington Oil & Gas Corp.+............. 12,950     401,450
            RPC, Inc.#.............................  8,580     126,727
            Seacor Smit, Inc.+..................... 11,128     646,092
            Southwestern Energy Co.+............... 21,640   1,510,472
            Spinnaker Exploration Co.+............. 15,044     461,399
            St. Mary Land & Exploration Co.#....... 34,238     890,873
            Stone Energy Corp.+.................... 13,822     594,761
            Superior Energy Services, Inc.+........ 32,528     509,063
            Swift Energy Co.+...................... 16,622     567,641
            Syntroleum Corp.+#..................... 16,835     145,959
            TEL Offshore Trust#....................      2          15
            Tesoro Petroleum Corp.#@............... 39,297   1,713,349
            Tetra Technologies, Inc.+.............. 13,382     369,343
            Todco, Class A+........................  7,232     164,817
            TransMontaigne, Inc.+.................. 13,018     107,789
            Unit Corp.+............................ 22,622     882,710
            Universal Compression Holdings, Inc.+.. 10,318     352,876
            UNOVA, Inc.+#.......................... 28,756     591,798
            Veritas DGC, Inc.+..................... 20,399     550,773
            Vintage Petroleum, Inc................. 30,493     842,217
            W&T Offshore, Inc......................  7,597     163,791
            W-H Energy Services, Inc.+#............ 14,671     317,921
            Warren Resources, Inc.+#............... 10,672      94,340
            Whiting Petroleum Corp.+............... 16,176     559,366
                                                           -----------
                                                            39,469,619
                                                           -----------
          Paper/Forest Products -- 0.58%
            Buckeye Technologies, Inc.+............ 17,615     145,676
            Caraustar Industries, Inc.+............ 17,060     179,130
            Chesapeake Corp........................ 11,699     244,158
            Deltic Timber Corp.....................  5,934     229,646
            Glatfelter............................. 17,192     192,550
            Graphic Packaging Corp.+#.............. 39,990     149,963
            Longview Fibre Co...................... 30,636     611,801
            Pope & Talbot, Inc.....................  9,457     104,311
            Potlatch Corp.#........................ 17,673     913,517
            Rock-Tenn Co., Class A................. 17,522     201,678
            Schweitzer-Mauduit International, Inc..  9,009     270,000
            Universal Forest Products, Inc.#.......  9,455     376,309
            Wausau-Mosinee Paper Corp.............. 27,388     342,350
                                                           -----------
                                                             3,961,089
                                                           -----------
          Pollution Control -- 0.53%
            Aleris International, Inc.+#........... 16,231     386,623
            Calgon Carbon Corp.#................... 20,323     181,078
            Darling International, Inc.+........... 38,286     142,424
            Duratek, Inc.+.........................  6,108     133,949
            KFX, Inc.+#............................ 29,488     388,357
            Mine Safety Appliances Co.#............ 12,935     592,552
            Newpark Resources, Inc.+#.............. 50,264     306,610
            Tetra Tech, Inc.+#..................... 33,525     403,976
            TRC Cos., Inc.+#.......................  5,451      62,141
            Waste Connections, Inc.+#.............. 28,787   1,067,422
                                                           -----------
                                                             3,665,132
                                                           -----------
          Publishing -- 0.91%
            American Greetings Corp., Class A#..... 38,064     988,903
            Banta Corp............................. 14,929     655,682
            Bowne & Co., Inc....................... 20,978     277,959
            Consolidated Graphics, Inc.+...........  6,765     286,362

                                                              Value
                                                     Shares  (Note 3)

         -------------------------------------------------------------
         Publishing (continued)
           Courier Corp.............................  5,799 $  203,197
           Ennis Business Forms, Inc................ 15,243    242,211
           Hollinger International, Inc., Class A... 34,422    318,404
           Journal Register Co.+#................... 25,157    417,858
           Network Equipment Technologies, Inc.+#... 14,385     80,412
           Primedia, Inc.+.......................... 79,142    288,868
           Pulitzer, Inc............................  5,014    320,695
           Readers Digest Assoc., Inc., Class A..... 59,381  1,005,914
           Scholastic Corp.+#....................... 18,104    679,262
           Standard Register Co.....................  7,027     99,502
           Thomas Nelson, Inc.......................  6,018    139,919
           Topps Co., Inc.#......................... 21,263    198,171
           Value Line, Inc.#........................    821     29,819
                                                            ----------
                                                             6,233,138
                                                            ----------
         Railroads & Equipment -- 0.27%
           Florida East Coast Industries, Inc.#..... 12,925    543,626
           Genesee & Wyoming, Inc., Class A+........ 10,606    296,332
           Kansas City Southern+#................... 37,576    751,144
           RailAmerica, Inc.+#...................... 22,044    257,253
                                                            ----------
                                                             1,848,355
                                                            ----------
         Real Estate -- 0.37%
           Avatar Holdings, Inc.+#..................  2,760    132,204
           CB Richard Ellis Group, Inc., Class A+... 15,130    581,900
           Consolidated-Tomoka Land Co.#............  3,381    259,492
           Housevalues, Inc.+.......................  3,826     51,651
           Jones Lang LaSalle, Inc.+................ 20,377    864,188
           Reading International, Inc., Class A+#...  8,643     57,562
           Tarragon Reality Investors, Inc.+#.......  6,512    142,743
           Trammell Crow Co.+....................... 18,593    419,272
           ZipRealty, Inc.+#........................  2,732     37,620
                                                            ----------
                                                             2,546,632
                                                            ----------
         Real Estate Investment Trusts -- 6.99%
           AAMES Investment Corp.#.................. 24,033    221,825
           Acadia Realty Trust#..................... 15,827    268,268
           Affordable Residential Communities#...... 14,812    182,484
           Alexander's, Inc.+.......................  1,144    294,957
           Alexandria Real Estate Equities, Inc.#... 11,624    805,543
           American Campus Communities, Inc.........  7,258    148,789
           American Financial Reality Trust#........ 65,768  1,009,539
           American Home Mortgage Investment Corp.#. 20,817    677,801
           AMLI Residential Properties#............. 15,177    436,187
           Anthracite Capital, Inc.#................ 31,910    372,071
           Anworth Mtg. Asset Corp.#................ 28,287    270,424
           Arbor Realty Trust, Inc.#................  4,453    118,672
           Ashford Hospitality Trust, Inc........... 19,331    192,537
           Bedford Property Investors, Inc..........  8,686    201,255
           Bimini Mortgage Management, Inc.#........ 11,760    164,405
           BioMed Realty Trust, Inc................. 18,824    420,716
           Brandywine Realty Trust.................. 28,784    810,557
           Capital Automotive REIT.................. 22,390    801,114
           Capital Lease Funding, Inc.#............. 13,571    149,688
           Capital Trust, Inc.#.....................  6,978    244,021
           Capstead Mtg. Corp.#..................... 11,317    106,606
           CarrAmerica Realty Corp.#................ 32,598  1,126,913
           Cedar Shopping Centers, Inc.............. 13,181    178,339
           Colonial Properties Trust................ 17,181    700,985
           Commercial Net Lease Realty, Inc......... 30,979    600,993
           Corporate Office Properties Trust#....... 22,005    614,600
           Correctional Properties Trust............  6,585    171,210
           Cousins Properties, Inc.#................ 21,543    610,529
           CRT Properties, Inc...................... 18,722    430,419
           Digital Realty Trust, Inc.#.............. 12,848    192,720
           EastGroup Properties, Inc................ 12,568    511,769
           ECC Capital Corp......................... 34,311    206,209
           Education Realty Trust, Inc.#............ 12,987    222,987

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   105


                                                               Value
                                                      Shares  (Note 3)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Real Estate Investment Trusts (continued)
           Entertainment Properties Trust............ 15,236 $  678,002
           Equity Inns, Inc.......................... 32,370    388,116
           Equity Lifestyle Properties, Inc.#........ 11,179    423,684
           Equity One, Inc........................... 21,505    459,992
           Essex Property Trust, Inc.#............... 13,726  1,098,080
           Extra Space Storage, Inc.................. 13,424    193,306
           FelCor Lodging Trust, Inc.+#.............. 29,584    411,809
           Fieldstone Investment Corp.#.............. 29,295    391,381
           First Industrial Realty Trust, Inc.#...... 24,722    959,214
           Gables Residential Trust#................. 17,549    638,959
           Getty Realty Corp......................... 10,510    290,496
           Glenborough Realty Trust, Inc............. 18,846    380,878
           Glimcher Realty Trust#.................... 21,296    548,372
           Global Signal, Inc.#......................  5,764    200,760
           GMH Communities Trust..................... 18,205    248,498
           Government Properties Trust, Inc.#........ 11,571    105,296
           Gramercy Capital Corp.....................  8,020    174,676
           Healthcare Realty Trust, Inc.............. 28,590  1,117,583
           Heritage Property Investment Trust, Inc.#. 16,284    529,067
           Highland Hospitality Corp................. 20,738    219,823
           Highwoods Properties, Inc................. 32,168    885,263
           Home Properties of New York, Inc.......... 19,629    808,715
           HomeBanc Corp.#........................... 25,007    236,066
           IMPAC Mtg. Holdings, Inc.#................ 44,640    888,336
           Innkeepers USA Trust#..................... 22,083    298,341
           Investors Real Estate Trust#.............. 26,398    248,405
           Kilroy Realty Corp........................ 17,030    769,415
           Kite Realty Group Trust................... 11,485    167,566
           Lasalle Hotel Properties.................. 17,927    553,944
           Lexington Corporate Properties Trust#..... 28,874    664,968
           LTC Properties, Inc.#.....................  9,630    190,867
           Luminent Mtg. Capital, Inc................ 21,883    229,990
           Maguire Properties, Inc................... 20,361    532,440
           Meristar Hospitality Corp.+#.............. 52,149    437,530
           MFA Mtg. Investments, Inc.#............... 48,366    342,915
           Mid-America Apartment Communities, Inc.... 10,676    432,378
           Mission West Properties, Inc.............. 10,650    101,175
           MortgageIT Holdings, Inc..................  8,755    148,397
           National Health Investors, Inc............ 13,698    365,326
           Nationwide Health Properties, Inc.#....... 39,873    895,946
           New Century Financial Corp.#.............. 27,805  1,416,665
           Newcastle Investment Corp................. 23,588    725,095
           Novastar Financial, Inc.#................. 16,152    594,394
           Omega Healthcare Investors, Inc........... 30,166    360,484
           Origen Financial, Inc.....................  4,938     35,751
           Parkway Properties, Inc...................  8,436    407,037
           Pennsylvania Real Estate Investment Trust. 18,836    828,784
           Post Properties, Inc...................... 23,852    782,346
           Prentiss Properties Trust................. 26,685    920,632
           PS Business Parks, Inc....................  9,443    387,541
           RAIT Investment Trust..................... 15,311    437,895
           Ramco-Gershenson Properties Trust#........  8,556    237,429
           Realty Income Corp.#...................... 47,522  1,169,992
           Redwood Trust, Inc........................ 11,198    579,272
           Saul Centers, Inc.#.......................  6,697    222,006
           Saxon Capital, Inc........................ 29,897    506,156
           Senior Housing Properties Trust........... 34,716    624,541
           Sovran Self Storage, Inc.#................  9,467    422,133
           Spirit Finance Corp.#..................... 38,740    426,140
           Strategic Hotel Capital, Inc.#............ 12,132    197,873
           Sun Communities, Inc......................  9,667    348,012
           Sunstone Hotel Investors, Inc............. 14,555    334,911
           Tanger Factory Outlet Centers, Inc........ 16,310    394,865
           Taubman Centers, Inc...................... 29,814    946,296
           Town and Country Trust#................... 10,447    287,815
           Trustreet Properties, Inc.#............... 34,549    544,147
           U-Store-It Trust.......................... 17,247    325,968
           Universal Health Realty Income Trust......  7,042    260,343

                                                              Value
                                                     Shares  (Note 3)

         --------------------------------------------------------------
         Real Estate Investment Trusts (continued)
           Urstadt Biddle Properties, Inc., Class A. 12,616 $   207,659
           Washington Real Estate Investment Trust#. 25,050     779,055
           Winston Hotels, Inc.#.................... 13,903     145,981
                                                            -----------
                                                             47,978,325
                                                            -----------
         Registered Investment Companies -- 0.04%
           Gladstone Capital Corp.#.................  5,712     129,776
           NGP Capital Resources Co.#............... 10,437     159,582
                                                            -----------
                                                                289,358
                                                            -----------
         Retail -- 3.63%
           99 Cents Only Stores+#................... 29,369     355,952
           Aaron Rents, Inc., Class B#.............. 22,745     514,264
           AC Moore Arts & Crafts, Inc.+#...........  8,240     245,222
           Big 5 Sporting Goods Corp.#.............. 12,182     317,828
           Blue Nile, Inc.+#........................  2,247      67,163
           Blyth, Inc.#............................. 17,220     488,015
           Bombay Co., Inc.+#....................... 21,313     113,598
           Bon-Ton Stores, Inc.#....................  3,101      56,035
           Brookstone, Inc.+........................ 12,021     242,103
           Build-A-Bear Workshop, Inc.+#............  5,359     146,837
           Building Materials Holding Corp..........  8,039     498,659
           Burlington Coat Factory Warehouse Corp... 10,976     363,854
           Casey's General Stores, Inc.............. 29,986     540,947
           Cash America International, Inc.......... 17,003     292,452
           Central Garden & Pet Co.+#............... 10,110     448,378
           Coldwater Creek, Inc.+................... 19,740     443,558
           Conns, Inc.+#............................  4,152      79,262
           Cost Plus, Inc.+......................... 13,099     304,683
           Deb Shops, Inc...........................  2,544      76,854
           Department 56, Inc.+.....................  7,935      88,555
           Design Within Reach, Inc.+#..............  2,655      37,223
           Dick's Sporting Goods, Inc.+#............ 18,071     653,628
           Drugstore.Com, Inc.+..................... 31,019     106,705
           First Cash Financial Services, Inc.+.....  7,036     122,426
           Fred's, Inc., Class A#................... 23,467     348,016
           GameStop Corp.+.......................... 22,397     601,135
           Gander Mountain Co.+#....................  3,651      45,236
           Great Atlantic & Pacific Tea Co.+#.......  9,912     247,106
           Guitar Center, Inc.+#.................... 15,513     884,086
           Hancock Fabrics, Inc.#................... 11,328      66,722
           Hibbett Sporting Goods, Inc.+............ 14,030     492,734
           Homestore Common, Inc.+.................. 67,743     141,583
           Imagistics International, Inc.+#.........  9,987     269,050
           Ingles Markets, Inc., Class A#...........  6,118      77,332
           Insight Enterprises, Inc.+............... 29,015     568,114
           Jo-Ann Stores, Inc.+..................... 11,318     302,757
           Jos. A. Bank Clothiers, Inc.+#...........  6,135     241,842
           Kirkland's, Inc.+#.......................  6,640      59,030
           Krispy Kreme Doughnuts, Inc.+............ 32,915     266,282
           Leapfrog Enterprises, Inc.+#............. 16,470     182,488
           Linens 'N Things, Inc.+.................. 27,048     659,160
           Longs Drug Stores Corp................... 18,123     743,768
           MarineMax, Inc.+#........................  6,979     192,062
           Men's Wearhouse, Inc.+................... 18,947     973,307
           Movado Group, Inc........................  9,109     153,578
           Movie Gallery, Inc.#..................... 14,799     472,976
           Myers Industries, Inc.................... 14,633     163,158
           Nash Finch Co.#..........................  7,379     262,545
           New York & Co., Inc.+....................  6,012     109,418
           Nu Skin Enterprises, Inc., Class A....... 31,512     711,856
           Overstock.com, Inc.+#....................  7,065     270,519
           Pantry, Inc.+............................  6,957     269,166
           Pathmark Stores, Inc.+................... 18,037     161,431
           PC Mall, Inc.+#..........................  4,918      24,340
           Pozen, Inc.+#............................ 14,383     106,003
           Priceline.com, Inc.+#.................... 14,314     342,820
           Restoration Hardware, Inc.+#............. 15,773     111,673

 106 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                            Value
                                                   Shares  (Note 3)
           ----------------------------------------------------------
           COMMON STOCK (continued)
           Retail (continued)
             Retail Ventures, Inc.+...............  8,916 $   100,483
             Ruddick Corp.#....................... 19,812     476,082
             Rush Enterprises, Inc.+#.............  5,598      81,451
             Ryans Restaurant Group, Inc.+........ 25,226     352,155
             School Specialty, Inc.+.............. 13,587     532,882
             Select Comfort Corp.+#............... 21,829     530,445
             Sharper Image Corp.+#................  7,028      93,402
             ShopKo Stores, Inc.+#................ 17,601     417,320
             Smart & Final, Inc.+.................  7,488      81,245
             Sports Authority, Inc.+#............. 13,354     427,328
             Sturm, Ruger & Co., Inc.#............ 12,703     103,402
             Systemax, Inc.+#.....................  5,771      36,761
             Tractor Supply Co.+#................. 18,655     828,655
             Tuesday Morning Corp.#............... 15,436     469,100
             United Stationers, Inc.+............. 20,306     995,603
             Weis Markets, Inc....................  6,736     247,481
             West Marine, Inc.+#..................  8,047     133,500
             Yankee Candle Co., Inc............... 27,826     877,910
             Zale Corp.+@......................... 31,815     991,992
                                                          -----------
                                                           24,902,691
                                                          -----------
           Retirement/Aged Care -- 0.07%
             Sunrise Senior Living, Inc.+#........  9,737     507,785
                                                          -----------
           Savings & Loan -- 1.88%
             Abington Community Bancorp, Inc.+....  4,283      46,256
             Anchor BanCorp Wisconsin, Inc.#...... 11,802     325,971
             Atlantic Coast Federal Corp.#........  3,490      40,205
             Bank Mutual Corp..................... 41,366     448,407
             BankAtlantic Bancorp, Inc., Class A.. 25,519     452,707
             Bankunited Financial Corp............ 15,951     394,149
             Berkshire Hills Bancorp, Inc.#.......  3,196     101,793
             Beverly Hills Bancorp, Inc.#.........  7,928      82,848
             BFC Financial Corp.+.................  5,485      49,584
             Brookline Bancorp, Inc.#............. 35,396     538,019
             Charter Financial Corp.#.............  2,378      82,754
             Citizens First Bancorp, Inc..........  5,110     107,361
             Clifton Savings Bancorp, Inc.#.......  8,241      86,366
             Coastal Financial Corp.#.............  8,459     126,124
             Commercial Capital Bancorp, Inc...... 22,979     389,494
             CSF Holding+(2)(3)...................  2,375           0
             Dime Community Bancshares#........... 18,547     280,060
             Downey Financial Corp.#.............. 11,754     881,785
             Fidelity Bankshares, Inc.#........... 12,728     315,018
             First Financial Holdings, Inc........  7,540     214,438
             First Indiana Corp.#.................  6,349     171,106
             First Niagara Financial Group, Inc... 70,925     923,444
             First Place Financial Corp.#.........  8,165     160,769
             FirstFed Financial Corp.+............ 10,172     551,119
             Flagstar Bancorp, Inc.#.............. 19,086     377,139
             Flushing Financial Corp.............. 10,137     171,214
             Franklin Bank Corp.+#................  6,378     109,064
             Harbor Florida Bancshares, Inc....... 12,474     443,700
             Home Federal Bancorp, Inc.#..........  3,740      43,047
             Horizon Financial Corp...............  6,243     125,484
             Itla Capital Corp.+..................  2,994     149,161
             K-Fed Bancorp#.......................  3,412      39,647
             Kearny Financial Corp.+#............. 13,088     137,293
             KNBT Bancorp, Inc.................... 18,319     273,136
             MAF Bancorp, Inc..................... 16,703     710,880
             NASB Financial, Inc.#................  1,847      72,015
             Northwest Bancorp, Inc............... 11,904     236,890
             OceanFirst Financial Corp.#..........  5,610     120,615
             Ocwen Financial Corp.+#.............. 22,172     160,304
             Partners Trust Financial Group, Inc.. 18,538     191,312
             PennFed Financial Services, Inc......  5,445      79,061
             PFF Bancorp, Inc.#................... 11,146     323,680
             Provident Bancorp, Inc............... 27,539     322,482
             Provident Financial Holdings, Inc....  3,009      83,710
             Provident Financial Services, Inc.#.. 42,524     756,077

                                                             Value
                                                    Shares  (Note 3)

         -------------------------------------------------------------
         Savings & Loan (continued)
           Sterling Financial Corp.+............... 13,552 $   479,063
           TierOne Corp............................ 10,968     264,603
           United Community Financial Corp......... 16,197     170,230
           Westfield Financial, Inc.#..............  2,777      66,426
           WSFS Financial Corp.....................  3,601     200,504
                                                           -----------
                                                            12,876,514
                                                           -----------
         Schools -- 0.27%
           Bright Horizons Family Solutions, Inc.+. 15,830     585,868
           Educate, Inc.+#......................... 10,725     134,921
           Learning Tree International, Inc.+#.....  5,279      67,941
           Princeton Review, Inc.+#................  9,885      54,071
           Strayer Education, Inc.#................  8,875     772,125
           Universal Technical Institute, Inc.+#...  8,477     258,972
                                                           -----------
                                                             1,873,898
                                                           -----------
         Semiconductors -- 2.36%
           Actel Corp.+............................ 15,440     228,358
           ADE Corp.+#.............................  5,669     127,156
           Alliance Semiconductor Corp.+........... 12,237      20,558
           Amis Holdings, Inc.+.................... 18,716     224,592
           Asyst Technologies, Inc.+............... 28,168     118,587
           ATMI, Inc.+#............................ 22,281     626,096
           August Technology Corp.+#............... 10,650     121,091
           Axcelis Technologies, Inc.+............. 59,626     396,513
           Brooks Automation, Inc.+#............... 26,732     403,119
           Cirrus Logic, Inc.+..................... 50,599     262,103
           Cohu, Inc............................... 12,863     247,227
           Credence Systems Corp.+#................ 54,835     434,293
           Diodes, Inc.+...........................  4,608     153,216
           Emulux Corp.+........................... 49,290     931,581
           Entegris, Inc.+#........................ 26,145     253,606
           ESS Technology, Inc.+#.................. 20,095      82,791
           Exar Corp.+............................. 24,526     353,174
           FormFactor, Inc.+#...................... 16,630     432,713
           FSI International, Inc.+................ 17,915      67,360
           Genesis Microchip, Inc.+#............... 19,246     318,521
           Helix Technology Corp.#................. 15,663     197,510
           Integrated Device Technology, Inc.+..... 63,223     773,217
           Integrated Silicon Solution, Inc.+#..... 21,401     140,177
           IXYS Corp.+............................. 11,264     155,781
           Kopin Corp.+............................ 42,024     161,792
           Kulicke & Soffa Industries, Inc.+#...... 30,477     177,071
           Laedis Technology, Inc.+#...............  3,593      24,612
           Lattice Semiconductor Corp.+#........... 67,854     286,344
           LTX Corp.+#............................. 36,525     174,955
           Mattson Technology, Inc.+#.............. 23,928     187,117
           Micrel, Inc.+#.......................... 41,033     475,983
           Microsemi Corp.+........................ 35,656     735,583
           MKS Instruments, Inc.+.................. 19,449     324,798
           Monolithic Power Systems, Inc.+#........  3,297      24,464
           Monolithic Systems Technology, Inc.+#... 14,004      78,002
           Mykrolis Corp.+#........................ 24,744     333,797
           Omnivision Technologies, Inc.+#......... 33,363     527,803
           ON Semiconductor Corp.+#................ 72,171     324,769
           Pericom Semiconductor Corp.+#........... 13,285     106,413
           Photronics, Inc.+#...................... 19,506     449,223
           PLX Technology, Inc.+#.................. 12,896      98,268
           Portalplayer, Inc.+#....................  3,931      79,917
           Power Integrations, Inc.+#.............. 16,532     393,792
           Rudolph Technologies, Inc.+.............  7,709     111,164
           Semitool, Inc.+.........................  9,760      85,595
           Sigmatel, Inc.+#........................ 14,750     333,940
           Sirf Technology Holdings, Inc.+.........  6,916      97,931
           Skyworks Solutions, Inc.+............... 94,398     597,539
           Stakek Holdings, Inc.+..................  6,131      16,799
           Supertex, Inc.+.........................  5,351      93,054
           Tessera Technologies, Inc.+............. 15,345     451,757

 May 31, 2005 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   107


                                                                   Value
                                                         Shares   (Note 3)
    ------------------------------------------------------------------------
    COMMON STOCK (continued)
    Semiconductors (continued)
      Transmeta Corp.+#.................................  96,317 $    78,017
      Tripath Technology, Inc.+#........................  21,835      17,031
      Triquint Semiconductor, Inc.+#....................  81,636     276,746
      Ultratech Stepper, Inc.+..........................  12,711     222,824
      Varian Semiconductor Equipment Associates, Inc.+#.  21,774     883,589
      Veeco Instruments, Inc.+#.........................  15,497     233,540
      Vitesse Semiconductor Corp.+#..................... 130,188     325,470
      Volterra Semiconductor Corp.+#....................   2,712      37,046
      Zoran Corp.+......................................  25,627     316,237
                                                                 -----------
                                                                  16,212,322
                                                                 -----------
    Telecommunications -- 1.88%
      Airspan Networks, Inc.+#..........................  18,457      88,224
      Alamosa PCS Holdings, Inc.+.......................  63,508     784,324
      Alaska Communications Systems Holdings, Inc.#.....   7,869      74,519
      Anaren, Inc.+#....................................  11,786     139,546
      Applied Signal Technology, Inc.#..................   5,893     103,127
      Arris Group, Inc.+#...............................  52,159     451,697
      Aspect Communications Corp.+......................  24,382     234,067
      Atheros Communications, Inc.+#....................   5,569      51,458
      Audiovox Corp., Class A+..........................  10,320     150,982
      Avanex Corp.+#....................................  47,778      48,256
      Boston Communications Group, Inc.+#...............  10,987      15,272
      Brightpoint, Inc.+#...............................  10,756     202,213
      Broadwing Corp.+#.................................  35,364     173,284
      Carrier Access Corp.+#............................  11,997      57,826
      Centennial Communications Corp., Class A+#........   7,113      93,109
      Comtech Telecommunications Corp.+#................  12,788     462,542
      CT Communications, Inc.#..........................  11,322     136,996
      D&E Communications, Inc.#.........................   7,140      57,763
      Digi International, Inc.+.........................  12,859     150,836
      Ditech Communications Corp.+......................  16,898     121,835
      Dobson Communications Corp., Class A+#............  66,021     140,625
      Eagle Broadband, Inc.+............................ 149,392      32,866
      EMS Technologies, Inc.+...........................   6,645      89,708
      Fairpoint Communications, Inc.+...................  14,999     233,534
      Finisar Corp.+#...................................  99,191     118,037
      General Communication, Inc.+......................  27,237     224,433
      Golden Telecom, Inc.#.............................   8,486     222,503
      Intrado, Inc.+#...................................  10,359     132,492
      Iowa Telecommunications Services, Inc.#...........  11,459     215,429
      ITC Deltacom, Inc.+...............................   7,524       4,364
      Ixia+.............................................  16,871     310,258
      JAMDAT Mobile, Inc.+#.............................   3,671     103,559
      KVH Industries, Inc.+#............................   8,645      80,312
      MasTec, Inc.+#....................................  14,079     119,108
      MRV Communications, Inc.+#........................  63,336     117,172
      Netgear, Inc.+#...................................  12,977     255,258
      NMS Communications Corp.+#........................  27,890      90,642
      North Pittsburgh Systems, Inc.#...................   9,000     168,840
      Novatel Wireless, Inc.+#..........................  11,057     137,881
      Powerwave Technologies, Inc.+#....................  62,507     570,689
      Premiere Global Services, Inc.+...................  37,729     424,451
      Price Communications Corp.+.......................  24,055     413,505
      Primus Telecommunications Group, Inc.+............  44,395      39,956
      Remec, Inc.+#.....................................  16,460     102,875
      RF Micro Devices, Inc.+........................... 111,449     518,238
      SafeNet, Inc.+#...................................  14,253     447,829
      SBA Communications Corp.+#........................  27,711     309,809
      Shenandoah Telecommunications Co.#................   3,937     125,984
      Spectralink Corp.#................................  11,421     131,570
      Stratex Networks, Inc.+#..........................  56,823      99,440
      SunCom Wireless Holdings, Inc.+...................  22,889      48,067
      SureWest Communications#..........................   8,742     208,060
      Sycamore Networks, Inc.+.......................... 104,701     353,889
      Symmetricom, Inc.+................................  26,916     303,612
      Syniverse Holdings, Inc.+.........................  10,552     122,720
      Talk America Holdings, Inc.+#.....................  16,006     142,293

                                                               Value
                                                     Shares   (Note 3)

       -----------------------------------------------------------------
       Telecommunications (continued)
         Tekelec+...................................  31,350 $   426,673
         Terayon Communication Systems+#............  40,057     126,981
         Time Warner Telecom, Inc., Class A+#.......  29,764     151,796
         UbiquiTel, Inc.+#..........................  42,196     291,996
         USA Mobility, Inc.+........................  14,529     384,437
         Valor Communications Group, Inc............  17,631     239,782
         ViaSat, Inc.+#.............................  12,490     253,422
         Westell Technologies, Inc., Class A+.......  29,519     176,819
         WJ Communications, Inc.+#..................  20,143      40,487
         Zhone Technologies, Inc.+#.................  32,522      88,135
                                                             -----------
                                                              12,938,412
                                                             -----------
       Textile - Products -- 0.14%
         Angelica Corp..............................   5,357     141,800
         G&K Services, Inc., Class A................  10,464     411,863
         UniFirst Corp.#............................   5,424     198,518
         Wellman, Inc.#.............................  19,127     214,988
                                                             -----------
                                                                 967,169
                                                             -----------
       Therapeutics -- 0.97%
         Abgenix, Inc.+#............................  48,745     350,964
         AtheroGenics, Inc.+#.......................  22,199     316,336
         Bioenvision, Inc.+#........................  18,091     117,953
         BioMarin Pharmaceutical, Inc.+#............  38,607     262,528
         Cell Therapeutics, Inc.+#..................  38,776     115,165
         Corcept Therapeutics, Inc.+#...............   2,703      10,650
         CV Therapeutics, Inc.+#....................  21,561     435,963
         Cypress Biosciences, Inc.+.................  17,615     214,022
         Discovery Laboratories, Inc.+#.............  32,097     226,284
         Dov Pharmaceutical, Inc.+#.................   9,041     136,519
         Dyax Corp.+#...............................  15,702      73,014
         Hollis-Eden Pharmaceuticals+#..............   8,252      70,059
         Inspire Phamaceuticals, Inc.+#.............  24,687     160,465
         Ista Pharmaceuticals, Inc.+#...............   6,294      49,848
         MannKind Corp.+#...........................   7,791     101,127
         Medarex, Inc.+#............................  62,359     472,681
         Medicines Co.+.............................  28,608     627,660
         Nabi Biopharmaceuticals+#..................  34,526     424,325
         Nitromed, Inc.+#...........................   6,819     130,516
         NPS Pharmaceuticals, Inc.+#................  22,332     258,381
         Nuvelo, Inc.+#.............................  21,719     161,155
         Onyx Pharmaceuticals, Inc.+#...............  20,790     519,542
         Renovis, Inc.+.............................   3,577      47,395
         Threshold Pharmaceuticals, Inc.+#..........   3,356      23,358
         Trimeris, Inc.+#...........................   9,357      94,974
         United Therapeutics Corp.+#................  11,927     595,873
         ViaCell, Inc.+#............................   4,522      34,005
         Vicuron Phamaceuticals, Inc.+#.............  30,783     507,304
         Vion Pharmaceuticals, Inc.+#...............  39,520      96,034
                                                             -----------
                                                               6,634,100
                                                             -----------
       Tobacco -- 0.18%
         Alliance One International, Inc.#..........  45,228     289,912
         Universal Corp.............................  15,080     669,552
         Vector Group, Ltd.#........................  14,434     247,543
                                                             -----------
                                                               1,207,007
                                                             -----------
       Utilities - Communication -- 0.18%
         Cincinnati Bell, Inc.+..................... 146,974     580,547
         Commonwealth Telephone Enterprises, Inc.+#.  12,928     675,488
                                                             -----------
                                                               1,256,035
                                                             -----------
       Utilities - Electric -- 1.68%
         Black Hills Corp.#.........................  19,443     712,003
         Calpine Corp.+#............................ 266,211     793,309
         Central Vermont Public Service Corp........   7,259     152,439
         CH Energy Group, Inc.#.....................   9,454     427,321
         Cleco Corp.................................  28,522     595,825

 108 SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED   May 31, 2005


                                                              Shares/
                                                             Principal    Value
                                                              Amount     (Note 3)
-----------------------------------------------------------------------------------
COMMON STOCK (continued)
Utilities - Electric (continued)
  CMS Energy Corp.+#@.......................................  116,798  $  1,545,237
  Duquesne Light Holdings, Inc.#............................   45,695       869,576
  El Paso Electric Co.+.....................................   28,545       572,898
  Empire District Electric Co...............................   15,220       349,756
  Headwaters, Inc.+#........................................   23,985       793,424
  Idacorp, Inc..............................................   25,007       708,198
  MGE Energy, Inc...........................................   11,977       431,172
  Ormat Technologies, Inc...................................    4,317        73,864
  Otter Tail Corp...........................................   17,368       442,189
  Plug Power, Inc.+#........................................   29,046       180,666
  PNM Resources, Inc.#......................................   36,230     1,055,742
  Sierra Pacific Resources+#................................   70,333       840,479
  UIL Holdings Corp.........................................    7,481       387,815
  UniSource Energy Corp.#...................................   20,479       589,181
                                                                       ------------
                                                                         11,521,094
                                                                       ------------
Utilities - Gas, Distribution -- 0.94%
  EnergySouth, Inc.#........................................    4,065       109,430
  Nicor, Inc.#..............................................   26,426     1,043,827
  Northwest Natural Gas Co..................................   16,374       592,739
  Piedmont Natural Gas Co., Inc.#...........................   45,657     1,116,770
  South Jersey Industries, Inc..............................    8,237       467,038
  Southern Union Co.+.......................................   51,123     1,250,980
  Southwest Gas Corp........................................   22,318       557,503
  WGL Holdings, Inc.........................................   29,179       949,485
  World Fuel Services Corp.#................................   13,450       354,407
                                                                       ------------
                                                                          6,442,179
                                                                       ------------
Utilities - Gas, Pipeline -- 0.08%
  Aquila, Inc.+#............................................  141,375       528,743
                                                                       ------------
Utilities - Miscellaneous -- 0.17%
  Casella Waste Systems, Inc., Class A+.....................   11,779       134,398
  Danielson Holdings Corp.+#................................   27,499       446,859
  Walter Industries, Inc.#..................................   14,138       599,451
                                                                       ------------
                                                                          1,180,708
                                                                       ------------
Water Services -- 0.19%
  American States Water Co.#................................   10,001       279,828
  California Water Service Group#...........................   10,221       368,774
  Connecticut Water Service, Inc.#..........................    4,790       119,846
  Middlesex Water Co.#......................................    6,784       131,202
  Pico Holdings, Inc.+#.....................................    4,786       123,909
  SJW Corp..................................................    3,868       163,230
  Southwest Water Co.#......................................   11,597       123,392
                                                                       ------------
                                                                          1,310,181
                                                                       ------------
Venture Capital -- 0.00%
  Circle Group Holdings, Inc.+#.............................   14,538         6,542
                                                                       ------------
Total Common Stock
   (Cost $577,298,078)......................................            648,682,874
                                                                       ------------
WARRANTS -- 0.00%
Finance Companies -- 0.00%
  Imperial Credit Industries, Inc.
   Expires 1/31/08 (Strike price $2.15)+(2)(3).............. $    255             0
                                                                       ------------
Information Processing - Software -- 0.00%
  Microstrategy, Inc. Expires 6/24/07 (Strike price $40.00).      491            88
                                                                       ------------
Total Warrants
   (Cost $0)................................................                     88
                                                                       ------------

                                                               Shares/
                                                              Principal        Value
                                                               Amount         (Note 3)

-----------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.02%
Metals -- 0.02%
  Mueller Industries, Inc.:
   6.00% due 11/01/14...................................... $    152,000   $     146,680
                                                                           -------------
Total Corporate Bonds
   (Cost $152,000).........................................                      146,680
                                                                           -------------
Total Long-Term Investment Securities
   (Cost $577,450,078).....................................                  648,829,642
                                                                           -------------
SHORT-TERM INVESTMENTS SECURITIES -- 30.01%
Collective Investment Pool -- 25.51%
  Securities Lending Quality Trust(4)......................  175,126,451     175,126,451
                                                                           -------------
Commercial Paper -- 2.77%
  Rabobank USA Financial Corp.:
   3.04% due 06/01/05@.....................................    7,000,000       7,000,000
  San Paolo Financial:
   3.04% due 06/01/05@.....................................   12,000,000      12,000,000
                                                                           -------------
                                                                              19,000,000
                                                                           -------------
Government Agency -- 1.45%
  Federal Home Loan Mtg. Corp. Disc. Notes:
   2.74% due 06/30/05@.....................................   10,000,000       9,977,928
                                                                           -------------
Government Obligations -- 0.28%
  United States Treasury Bills:
   2.62% due 06/09/05@.....................................      155,000         154,910
   2.63% due 06/02/05@.....................................      325,000         324,976
   2.63% due 06/09/05@.....................................       15,000          14,991
   2.65% due 06/23/05@.....................................      750,000         748,752
   2.66% due 06/02/05@.....................................       20,000          19,999
   2.66% due 06/30/05@.....................................       95,000          94,797
   2.66% due 07/07/05@.....................................      100,000          99,735
   2.67% due 06/23/05@.....................................      100,000          99,834
   2.70% due 06/30/05@.....................................       70,000          69,849
   2.72% due 06/09/05@.....................................       20,000          19,988
   2.74% due 07/07/05@.....................................       20,000          19,946
   2.75% due 06/23/05@.....................................       95,000          94,842
   2.76% due 06/23/05@.....................................      160,000         159,733
                                                                           -------------
                                                                               1,922,352
                                                                           -------------
Total Short-Term Investments Securities
   (Cost $206,026,731).....................................                  206,026,731
                                                                           -------------
REPURCHASE AGREEMENT -- 0.75%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $5,134,399 and collateralized
   by Federal National Mtg. Assoc. Bonds, bearing interest
   at 5.75%, due 02/15/08 and having an approximate
   value of $5,289,442 (Cost $5,134,000)@..................    5,134,000       5,134,000
                                                                           -------------
TOTAL INVESTMENTS
   (Cost $788,610,809)(5)..................................       125.26%    859,990,373
Liabilities in excess of other assets......................       (25.26)%  (173,423,634)
                                                            ------------   -------------
NET ASSETS --                                                     100.00%  $ 686,566,739
                                                            ============   =============

--------
+  Non-income producing security
@ The security or a portion thereof represents collateral for open futures contracts.
#  The security or a portion thereof is out on loan (see Note 3).
(1)Security represents an investment in an affiliated company (see Note 4).
(2)Fair valued security (see Note 3)
(3)Illiquid Security
(4)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(5)See Note 6 for cost of investments on a tax basis.


Open Futures Contracts
-------------------------------------------------------------------------------
                                                                   Unrealized
Number of                    Expiration  Value at   Value as of   Appreciation
Contracts    Description        Date    Trade Date  May 31, 2005 (Depreciation)
-------------------------------------------------------------------------------
117 Long  Russell 2000 Index June 2005  $35,791,725 $36,109,125     $317,400
                                                                    ========

See Notes to Financial Statements

 May 31, 2005    SOCIAL AWARENESS FUND - PORTFOLIO PROFILE (Unaudited)     109

Industry Allocation*

                Financial Services......................   9.43%
                Insurance...............................   8.75%
                Banks...................................   7.17%
                Conglomerates...........................   6.98%
                Retail..................................   6.16%
                Information Processing -- Software......   5.48%
                Drugs...................................   5.42%
                Household Products......................   5.37%
                Oil & Gas...............................   4.51%
                Telecommunications......................   4.18%
                Information Processing -- Hardware......   3.94%
                Hospital Supplies.......................   3.48%
                Chemical................................   3.14%
                Multimedia..............................   3.06%
                Machinery...............................   2.48%
                Semiconductors..........................   2.65%
                Utilities -- Electric...................   2.21%
                Beverages...............................   2.07%
                Collective Investment Pool..............   2.04%
                Electronics/Electrical Equipment........   1.90%
                Automotive..............................   1.37%
                Information Processing -- Services......   1.23%
                Leisure & Tourism.......................   1.17%
                Therapeutics............................   1.07%
                Medical -- Biomedical/gene..............   1.02%
                Freight.................................   0.83%
                Utilities -- Gas, Pipeline..............   0.80%
                Repurchase Agreement....................   0.69%
                Utilities -- Communication..............   0.66%
                Metals..................................   0.64%
                Hardware & Tools........................   0.46%
                Apparel & Products......................   0.42%
                Utilities -- Gas, Distribution..........   0.38%
                Building Materials......................   0.27%
                Foods...................................   0.27%
                Commercial Services.....................   0.10%
                Government Obligations..................   0.09%
                Medical Technology......................   0.07%
                Finance Companies.......................   0.04%
                                                         ------
                                                         102.00%
                                                         ======

*  Calculated as a percentage of Net Assets.

 110       SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS        May 31, 2005


                                                             Value
                                                   Shares   (Note 3)
         -------------------------------------------------------------
         COMMON STOCK -- 99.18%
         Apparel & Products -- 0.42%
           Nike, Inc., Class B....................  20,320 $ 1,670,304
                                                           -----------
         Automotive -- 1.37%
           Danaher Corp...........................  80,690   4,448,440
           Delphi Corp............................ 227,730     990,625
                                                           -----------
                                                             5,439,065
                                                           -----------
         Banks -- 7.17%
           Bank of America Corp................... 231,906  10,741,886
           Synovus Financial Corp................. 152,590   4,435,791
           U.S. Bancorp...........................  53,400   1,566,222
           Wachovia Corp.......................... 125,740   6,381,305
           Wells Fargo & Co.......................  87,720   5,299,165
                                                           -----------
                                                            28,424,369
                                                           -----------
         Beverages -- 2.07%
           Coca-Cola Co...........................  49,460   2,207,400
           Coca-Cola Enterprises, Inc.............  42,615     932,416
           Pepsi Bottling Group, Inc..............  31,780     901,599
           PepsiCo, Inc...........................  73,840   4,157,192
                                                           -----------
                                                             8,198,607
                                                           -----------
         Building Materials -- 0.27%
           Masco Corp.............................  33,570   1,074,911
                                                           -----------
         Chemical -- 3.14%
           Ashland, Inc.#.........................  28,620   1,954,746
           Ecolab, Inc............................  77,490   2,505,252
           PPG Industries, Inc....................  60,335   3,945,306
           Rohm & Haas Co.........................  86,865   4,052,252
                                                           -----------
                                                            12,457,556
                                                           -----------
         Commercial Services -- 0.10%
           Convergys Corp.+.......................   7,080      96,500
           Fluor Corp.............................   5,535     317,986
                                                           -----------
                                                               414,486
                                                           -----------
         Conglomerates -- 6.98%
           3M Co..................................  72,710   5,573,221
           General Electric Co.................... 485,475  17,710,128
           Tyco International, Ltd................ 151,450   4,381,449
                                                           -----------
                                                            27,664,798
                                                           -----------
         Drugs -- 5.42%
           Allergan, Inc..........................  29,610   2,289,149
           Caremark Rx, Inc.+.....................  97,870   4,370,874
           Eli Lilly & Co.........................  23,280   1,357,224
           Forest Laboratories, Inc.+.............  13,510     521,216
           Merck & Co., Inc....................... 124,460   4,037,483
           Pfizer, Inc............................ 132,480   3,696,192
           Wyeth.................................. 119,990   5,203,966
                                                           -----------
                                                            21,476,104
                                                           -----------
         Electronics/Electrical Equipment -- 1.90%
           Emerson Electric Co....................  71,355   4,742,967
           Hawaiian Electric Industries, Inc.#....  28,590     737,622
           JDS Uniphase Corp.+#................... 296,350     453,416
           PerkinElmer, Inc.......................  15,280     292,306
           Thermo Electron Corp.+.................  31,420     826,974
           Xerox Corp.+...........................  34,150     463,416
                                                           -----------
                                                             7,516,701
                                                           -----------
         Finance Companies -- 0.04%
           SLM Corp...............................   3,624     174,930
                                                           -----------
         Financial Services -- 9.43%
           American Express Co....................  70,810   3,813,118
           Capital One Financial Corp.............  39,620   2,987,348
           Citigroup, Inc.@....................... 270,915  12,762,806
           Countrywide Financial Corp.............  20,710     769,791

                                                              Value
                                                    Shares   (Note 3)

         --------------------------------------------------------------
         Financial Services (continued)
           Fannie Mae.............................. 105,020 $ 6,221,385
           Freddie Mac.............................  41,100   2,673,144
           JPMorgan Chase & Co..................... 205,283   7,338,867
           Merrill Lynch & Co., Inc................   4,810     260,991
           Morgan Stanley..........................  11,320     554,227
                                                            -----------
                                                             37,381,677
                                                            -----------
         Foods -- 0.27%
           Sysco Corp..............................  28,770   1,069,093
                                                            -----------
         Freight -- 0.83%
           United Parcel Service, Inc., Class B....  44,641   3,287,810
                                                            -----------
         Hardware & Tools -- 0.46%
           Black & Decker Corp.....................  20,800   1,816,256
                                                            -----------
         Hospital Supplies -- 3.48%
           Johnson & Johnson....................... 163,930  10,999,703
           St. Jude Medical, Inc.+.................  70,240   2,818,029
                                                            -----------
                                                             13,817,732
                                                            -----------
         Household Products -- 5.37%
           Avon Products, Inc...................... 115,230   4,579,240
           Colgate-Palmolive Co....................  35,570   1,777,433
           Gillette Co............................. 112,240   5,919,537
           Procter & Gamble Co..................... 163,325   9,007,374
                                                            -----------
                                                             21,283,584
                                                            -----------
         Information Processing - Hardware -- 3.94%
           Apple Computer, Inc.+...................  17,720     703,661
           Dell, Inc.+............................. 183,820   7,332,580
           Hewlett-Packard Co...................... 148,310   3,338,458
           International Business Machines Corp....  33,730   2,548,301
           Lexmark International, Inc., Class A+...  25,172   1,722,772
           Seagate Technology, Inc.+(1)(4).........  22,401           0
                                                            -----------
                                                             15,645,772
                                                            -----------
         Information Processing - Services -- 1.23%
           eBay, Inc.+.............................  79,510   3,022,175
           First Data Corp.........................  28,610   1,082,316
           Symantec Corp.+.........................  34,210     773,488
                                                            -----------
                                                              4,877,979
                                                            -----------
         Information Processing - Software -- 5.48%
           Adobe Systems, Inc......................  40,920   1,352,815
           Mercury Interactive Corp.+..............  10,580     477,370
           Microsoft Corp.......................... 520,755  13,435,479
           Oracle Corp.+........................... 466,090   5,975,274
           VERITAS Software Corp.+.................  19,120     475,514
                                                            -----------
                                                             21,716,452
                                                            -----------
         Insurance -- 8.75%
           Aetna, Inc..............................  63,010   4,915,410
           AFLAC, Inc.............................. 119,605   4,969,588
           Allstate Corp...........................  97,055   5,648,601
           American International Group, Inc.(3)...  42,160   2,341,988
           Chubb Corp..............................  22,130   1,864,010
           CIGNA Corp..............................  29,820   2,899,995
           Hartford Financial Services Group, Inc..  66,440   4,969,047
           St. Paul Travelers Cos., Inc............  94,900   3,594,812
           UnitedHealth Group, Inc.................  34,360   1,669,209
           WellPoint, Inc.+........................  13,795   1,834,735
                                                            -----------
                                                             34,707,395
                                                            -----------
         Leisure & Tourism -- 1.17%
           McDonald's Corp.........................  51,890   1,605,477
           Starbucks Corp.+........................  55,680   3,048,480
                                                            -----------
                                                              4,653,957
                                                            -----------

 May 31, 2005 SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS - CONTINUED  111


                                                                 Value
                                                       Shares   (Note 3)
     ---------------------------------------------------------------------
     COMMON STOCK (continued)
     Machinery -- 2.48%
       Caterpillar, Inc...............................  52,450 $ 4,936,070
       Dover Corp.....................................  35,178   1,332,191
       Illinois Tool Works, Inc.......................  42,368   3,577,130
                                                               -----------
                                                                 9,845,391
                                                               -----------
     Medical - Biomedical/Gene -- 1.02%
       Amgen, Inc.+...................................  64,890   4,060,816
                                                               -----------
     Medical Technology -- 0.07%
       Boston Scientific Corp.+.......................  10,530     285,258
                                                               -----------
     Metals -- 0.64%
       Freeport-McMoRan Copper & Gold, Inc., Class B#.  71,940   2,539,482
                                                               -----------
     Multimedia -- 3.06%
       Time Warner, Inc.+............................. 366,880   6,383,712
       Walt Disney Co................................. 210,240   5,768,986
                                                               -----------
                                                                12,152,698
                                                               -----------
     Oil & Gas -- 4.51%
       Baker Hughes, Inc..............................  45,770   2,114,116
       Halliburton Co................................. 106,850   4,566,769
       Nabors Industries, Ltd.+.......................  34,415   1,896,611
       ONEOK, Inc.#...................................  15,180     468,303
       Rowan Cos., Inc................................  14,440     397,100
       Schlumberger, Ltd..............................  75,390   5,154,414
       Transocean, Inc.+..............................  66,090   3,291,943
                                                               -----------
                                                                17,889,256
                                                               -----------
     Retail -- 6.16%
       Bed Bath & Beyond, Inc.+.......................  28,720   1,167,468
       Best Buy Co., Inc..............................  34,928   1,901,131
       CVS Corp.......................................   5,820     319,227
       Home Depot, Inc................................  45,730   1,799,475
       J.C. Penney Co., Inc...........................  47,530   2,365,093
       Lowe's Cos., Inc...............................  55,230   3,159,708
       Staples, Inc................................... 206,520   4,446,376
       Wal-Mart Stores, Inc........................... 196,435   9,277,625
                                                               -----------
                                                                24,436,103
                                                               -----------
     Semiconductors -- 2.65%
       Applied Materials, Inc.........................  17,980     295,052
       Intel Corp..................................... 240,540   6,477,742
       KLA-Tencor Corp................................   2,770     125,786
       LSI Logic Corp.+#.............................. 173,830   1,279,389
       National Semiconductor Corp....................  39,270     790,112
       Xilinx, Inc....................................  54,940   1,524,585
                                                               -----------
                                                                10,492,666
                                                               -----------
     Telecommunications -- 4.18%
       Andrew Corp.+.................................. 103,980   1,378,775
       Cisco Systems, Inc.+........................... 402,985   7,809,849
       Citizens Communications Co.....................  29,270     399,243
       Corning, Inc.+.................................  63,700     998,816
       SBC Communications, Inc........................  43,740   1,022,641
       Verizon Communications, Inc.................... 140,873   4,984,087
                                                               -----------
                                                                16,593,411
                                                               -----------

                                                              Shares/
                                                             Principal      Value
                                                              Amount       (Note 3)

--------------------------------------------------------------------------------------
Therapeutics -- 1.07%
  Gilead Sciences, Inc.+...................................    103,590   $  4,226,472
                                                                         ------------
Utilities - Communication -- 0.66%
  Sprint Corp..............................................    109,800      2,601,162
                                                                         ------------
Utilities - Electric -- 2.21%
  Calpine Corp.+#..........................................    463,361      1,380,816
  NiSource, Inc.#..........................................    140,360      3,382,676
  OGE Energy Corp.#........................................     43,570      1,209,068
  Puget Energy, Inc.#......................................    123,070      2,799,842
                                                                         ------------
                                                                            8,772,402
                                                                         ------------
Utilities - Gas, Distribution -- 0.38%
  AGL Resources, Inc.......................................     30,370      1,070,239
  KeySpan Corp.............................................     10,690        424,820
                                                                         ------------
                                                                            1,495,059
                                                                         ------------
Utilities - Gas, Pipeline -- 0.80%
  National Fuel Gas Co.....................................    112,720      3,156,160
                                                                         ------------
Total Long-Term Investment Securities
   (Cost $363,315,237).....................................               393,315,874
                                                                         ------------
SHORT-TERM INVESTMENT SECURITIES -- 2.13%
Collective Investment Pool -- 2.04%
  Securities Lending Quality Trust(2)...................... $8,107,663      8,107,663
                                                                         ------------
Government Obligations -- 0.09%
  United States Treasury Bills
   2.65% due 07/07/05@.....................................    350,000        349,074
                                                                         ------------
Total Short-Term Investment Securities
   (Cost $8,456,737).......................................                 8,456,737
                                                                         ------------
REPURCHASE AGREEMENT -- 0.69%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $2,726,212 and collateralized
   by Federal Home Loan Mtg. Corp. Notes, bearing interest
   at 2.25%, due 11/28/05 and having an approximate
   value of $2,808,756 (Cost $2,726,000)@..................  2,726,000      2,726,000
                                                                         ------------
TOTAL INVESTMENTS
   (Cost $374,497,974)(5)..................................     102.00%   404,498,611
Liabilities in excess of other assets......................      (2.00)%   (7,935,117)
                                                            ----------   ------------
NET ASSETS --                                                   100.00%  $396,563,494
                                                            ==========   ============

--------
+  Non-income producing
#  The security or a portion thereof is out on loan (see Note 3).
@ The security or a portion thereof represents collateral for open futures contracts.
(1)Fair valued security (see Note 2)
(2)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(3)Security represents an investment in an affiliated company (see Note 4).
(4)Illiquid security
(5)See Note 6 for cost of investments on a tax basis.

   Open Futures Contracts
   -------------------------------------------------------------------------
                                                                Unrealized
   Number of               Expiration  Value at  Value as of   Appreciation
   Contracts  Description     Date    Trade Date May 31, 2005 (Depreciation)
   -------------------------------------------------------------------------
    12 Long  S&P 500 Index June 2005  $3,582,600  $3,576,900     $(5,700)
                                                                 =======

See Notes to Financial Statements

 112      STOCK INDEX FUND - PORTFOLIO PROFILE (Unaudited)        May 31, 2005

Industry Allocation*

                Oil & Gas...............................   8.17%
                Financial Services......................   7.68%
                Collective Investment Pool..............   7.48%
                Banks...................................   6.43%
                Retail..................................   5.93%
                Drugs...................................   5.57%
                Insurance...............................   5.51%
                Telecommunications......................   5.24%
                Conglomerates...........................   4.96%
                Information Processing -- Software......   3.93%
                Information Processing -- Hardware......   3.51%
                Semiconductors..........................   3.27%
                Hospital Supplies.......................   3.25%
                Utilities -- Electric...................   3.06%
                Household Products......................   2.75%
                Multimedia..............................   2.54%
                Beverages...............................   2.32%
                Aerospace/Defense.......................   2.24%
                Leisure & Tourism.......................   1.96%
                Information Processing -- Services......   1.80%
                Chemical................................   1.65%
                Tobacco.................................   1.42%
                Foods...................................   1.41%
                Electronics/Electrical Equipment........   1.35%
                Machinery...............................   1.05%
                Medical -- Biomedical/Gene..............   1.03%
                Freight.................................   1.02%
                Medical Technology......................   1.01%
                Broadcasting............................   0.86%
                Automotive..............................   0.70%
                Paper/Forest Products...................   0.69%
                Finance Companies.......................   0.65%
                Commercial Services.....................   0.56%
                Savings & Loan..........................   0.56%
                Railroads & Equipment...................   0.53%
                Apparel & Products......................   0.52%
                Real Estate Investment Trusts...........   0.52%
                Metals..................................   0.48%
                Utilities -- Communication..............   0.45%
                Healthcare..............................   0.42%
                Building Materials......................   0.31%
                Publishing..............................   0.27%
                Hospital Management.....................   0.25%
                Home Builders...........................   0.21%
                Advertising.............................   0.19%
                Pollution Control.......................   0.17%
                Repurchase Agreement....................   0.17%
                Therapeutics............................   0.16%
                Utilities -- Gas, Distribution..........   0.16%
                Heavy Duty Trucks/Parts.................   0.15%
                Mining..................................   0.15%
                Schools.................................   0.12%
                Hardware & Tools........................   0.11%
                Airlines................................   0.10%
                Appliances/Furnishings..................   0.10%
                Utilities -- Gas, Pipeline..............   0.09%
                Photography.............................   0.07%
                Human Resources.........................   0.04%
                Government Obligations..................   0.04%
                                                         ------
                                                         107.34%
                                                         ======

*  Calculated as a percentage of Net Assets.

 May 31, 2005         STOCK INDEX FUND - SCHEDULE OF INVESTMENTS           113


                                                            Value
                                                Shares     (Note 3)
          -----------------------------------------------------------
          COMMON STOCK -- 99.43%
          Advertising -- 0.19%
            Interpublic Group of Cos., Inc.+..   172,100 $  2,123,714
            Omnicom Group, Inc.#..............    75,800    6,207,262
                                                         ------------
                                                            8,330,976
                                                         ------------
          Aerospace/Defense -- 2.24%
            Boeing Co.........................   338,900   21,655,710
            General Dynamics Corp.............    81,500    8,800,370
            Goodrich Corp.....................    48,900    2,046,954
            Honeywell International, Inc......   346,300   12,546,449
            L-3 Communications Holdings, Inc..    46,900    3,319,582
            Lockheed Martin Corp..............   163,400   10,603,026
            Northrop Grumman Corp.............   146,700    8,174,124
            Raytheon Co.......................   184,400    7,221,104
            Rockwell Collins, Inc.#...........    72,700    3,590,653
            United Technologies Corp..........   208,500   22,246,950
                                                         ------------
                                                          100,204,922
                                                         ------------
          Airlines -- 0.10%
            Delta Air Lines, Inc.+#...........    57,000      219,450
            Southwest Airlines Co.............   300,000    4,365,000
                                                         ------------
                                                            4,584,450
                                                         ------------
          Apparel & Products -- 0.52%
            Coach, Inc.+......................   155,600    4,518,624
            Jones Apparel Group, Inc.#........    49,900    1,592,309
            Liz Claiborne, Inc................    44,200    1,659,710
            Nike, Inc., Class B...............    93,500    7,685,700
            Reebok International, Ltd.#.......    22,900      932,259
            TJX Cos., Inc.....................   196,100    4,496,573
            VF Corp...........................    40,800    2,302,344
                                                         ------------
                                                           23,187,519
                                                         ------------
          Appliances/Furnishings -- 0.10%
            Leggett & Platt, Inc..............    77,800    2,072,592
            Maytag Corp.#.....................    32,400      472,716
            Whirlpool Corp.#..................    27,300    1,878,240
                                                         ------------
                                                            4,423,548
                                                         ------------
          Automotive -- 0.70%
            AutoNation, Inc.+.................    92,000    1,840,000
            AutoZone, Inc.+...................    27,600    2,498,352
            Cooper Tire & Rubber Co.#.........    26,100      496,944
            Danaher Corp.#....................   112,000    6,174,560
            Delphi Corp.#.....................   228,500      993,975
            Ford Motor Co.#...................   745,400    7,439,092
            General Motors Corp.#.............   229,900    7,248,747
            Genuine Parts Co.#................    71,200    3,058,752
            Goodyear Tire & Rubber Co.+#......    71,600    1,030,324
            Visteon Corp.#....................    52,800      402,864
                                                         ------------
                                                           31,183,610
                                                         ------------
          Banks -- 6.43%
            AmSouth Bancorp.#.................   144,600    3,855,036
            Bank of America Corp.............. 1,650,400   76,446,528
            Bank of New York Co., Inc.........   317,000    9,135,940
            BB&T Corp.#.......................   223,400    8,922,596
            Comerica, Inc.#...................    69,300    3,872,484
            Compass Bancshares, Inc...........    50,400    2,246,328
            Fifth Third Bancorp#..............   211,800    9,026,916
            First Horizon National Corp.#.....    50,200    2,119,946
            Huntington Bancshares, Inc.#......    94,400    2,201,408
            KeyCorp#..........................   165,500    5,421,780
            M&T Bank Corp.....................    40,100    4,095,814
            Marshall & Ilsley Corp.#..........    84,700    3,685,297
            Mellon Financial Corp.............   172,600    4,791,376
            National City Corp................   242,000    8,363,520
            North Fork Bancorp., Inc..........   191,700    5,225,742
            Northern Trust Corp...............    82,900    3,806,768
            PNC Financial Services Group......   115,100    6,290,215

                                                                Value
                                                    Shares     (Note 3)

       ------------------------------------------------------------------
       Banks (continued)
         Providian Financial Corp.+#..............   119,300 $  2,125,926
         Regions Financial Corp.#.................   189,200    6,372,256
         State Street Bank & Trust Co.............   135,800    6,518,400
         SunTrust Banks, Inc......................   138,100   10,165,541
         Synovus Financial Corp.#.................   126,600    3,680,262
         U.S. Bancorp.............................   754,500   22,129,485
         Wachovia Corp............................   645,500   32,759,125
         Wells Fargo & Co.........................   690,400   41,707,064
         Zions Bancorp............................    36,600    2,592,744
                                                             ------------
                                                              287,558,497
                                                             ------------
       Beverages -- 2.32%
         Anheuser-Busch Cos., Inc.#...............   316,300   14,818,655
         Brown-Forman Corp., Class B..............    36,700    2,188,054
         Coca-Cola Co.............................   922,300   41,162,249
         Coca-Cola Enterprises, Inc...............   143,700    3,144,156
         Molson Coors Brewing Co..................    32,700    1,911,969
         Pepsi Bottling Group, Inc.#..............    80,600    2,286,622
         PepsiCo, Inc.............................   683,200   38,464,160
                                                             ------------
                                                              103,975,865
                                                             ------------
       Broadcasting -- 0.86%
         Clear Channel Communications, Inc........   214,500    6,269,835
         Comcast Corp., Class A+#.................   900,600   28,999,320
         Univision Communications, Inc., Class A+.   118,800    3,161,268
                                                             ------------
                                                               38,430,423
                                                             ------------
       Building Materials -- 0.31%
         American Standard Cos., Inc.#............    73,400    3,141,520
         Masco Corp...............................   182,400    5,840,448
         Sherwin-Williams Co......................    51,600    2,293,620
         Vulcan Materials Co.#....................    42,000    2,517,060
                                                             ------------
                                                               13,792,648
                                                             ------------
       Chemical -- 1.65%
         Air Products & Chemicals, Inc............    92,700    5,583,321
         Ashland, Inc.............................    27,100    1,850,930
         Dow Chemical Co..........................   388,200   17,581,578
         E.I. du Pont de Nemours and Co...........   405,900   18,878,409
         Eastman Chemical Co......................    31,800    1,869,204
         Ecolab, Inc..............................    90,000    2,909,700
         Engelhard Corp...........................    49,800    1,464,120
         Great Lakes Chemical Corp.#..............    21,000      711,900
         Hercules, Inc.+#.........................    45,600      632,016
         Monsanto Co..............................   108,400    6,178,800
         PPG Industries, Inc......................    70,600    4,616,534
         Praxair, Inc.............................   131,500    6,163,405
         Rohm & Haas Co.#.........................    79,200    3,694,680
         Sigma-Aldrich Corp.#.....................    28,100    1,683,471
                                                             ------------
                                                               73,818,068
                                                             ------------
       Commercial Services -- 0.56%
         Ball Corp................................    44,800    1,682,240
         Cendant Corp.............................   429,600    9,111,816
         Cintas Corp.#............................    60,900    2,458,533
         Convergys Corp.+.........................    57,900      789,177
         Fluor Corp.#.............................    34,900    2,005,005
         Moody's Corp.#...........................   111,800    4,837,586
         Paychex, Inc.#...........................   144,700    4,178,936
                                                             ------------
                                                               25,063,293
                                                             ------------
       Conglomerates -- 4.96%
         3M Co....................................   314,400   24,098,760
         Eaton Corp...............................    62,300    3,728,655
         General Electric Co...................... 4,315,400  157,425,792
         ITT Industries, Inc......................    37,600    3,572,000
         Loews Corp...............................    65,000    4,894,500
         Textron, Inc.#...........................    55,100    4,258,679
         Tyco International, Ltd..................   819,600   23,711,028
                                                             ------------
                                                              221,689,414
                                                             ------------

 114   STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED     May 31, 2005


                                                               Value
                                                   Shares     (Note 3)
       -----------------------------------------------------------------
       COMMON STOCK (continued)
       Drugs -- 5.57%
         Abbott Laboratories.....................   634,700 $ 30,617,928
         Allergan, Inc.#.........................    53,500    4,136,085
         Bristol-Myers Squibb Co.................   795,500   20,173,880
         Caremark Rx, Inc.+......................   186,000    8,306,760
         Eli Lilly & Co..........................   461,100   26,882,130
         Forest Laboratories, Inc.+#.............   143,000    5,516,940
         King Pharmaceuticals, Inc.+.............    98,400      930,864
         Merck & Co., Inc........................   898,900   29,160,316
         Mylan Laboratories, Inc.#...............   109,700    1,810,050
         Pfizer, Inc............................. 3,037,500   84,746,250
         Schering-Plough Corp....................   600,500   11,709,750
         Watson Pharmaceuticals, Inc.+...........    44,600    1,340,676
         Wyeth...................................   543,900   23,588,943
                                                            ------------
                                                             248,920,572
                                                            ------------
       Electronics/Electrical Equipment -- 1.35%
         Agilent Technologies, Inc.+.............   175,900    4,223,359
         American Power Conversion Corp.#........    73,200    1,863,672
         Applera Corp.-Applied Biosystems Group#.    80,000    1,712,800
         Comverse Technology, Inc.+..............    80,400    1,891,812
         Emerson Electric Co.....................   170,700   11,346,429
         Fisher Scientific International, Inc.+..    47,800    2,985,588
         Jabil Circuit, Inc.+#...................    74,800    2,186,404
         JDS Uniphase Corp.+#....................   588,100      899,793
         Johnson Controls, Inc...................    77,900    4,413,814
         Millipore Corp.+........................    20,300    1,045,247
         Molex, Inc..............................    68,300    1,809,267
         NVIDIA Corp.+...........................    67,600    1,838,044
         Parker Hannifin Corp....................    49,000    2,956,170
         Perkinelmer, Inc........................    52,800    1,010,064
         Pitney Bowes, Inc.......................    94,000    4,193,340
         PMC-Sierra, Inc.+.......................    73,200      641,964
         Sanmina-SCI Corp.+......................   213,100    1,093,203
         Solectron Corp.+........................   395,300    1,442,845
         Symbol Technologies, Inc................    98,800    1,137,188
         Tektronix, Inc..........................    36,400      825,188
         Thermo Electron Corp.+..................    65,200    1,716,064
         W. W. Grainger, Inc.....................    34,000    1,849,260
         Waters Corp.+...........................    49,100    1,907,535
         Xerox Corp.+#...........................   389,700    5,288,229
                                                            ------------
                                                              60,277,279
                                                            ------------
       Finance Companies -- 0.43%
         MBNA Corp...............................   520,200   10,971,018
         SLM Corp................................   175,000    8,447,250
                                                            ------------
                                                              19,418,268
                                                            ------------
       Financial Services -- 7.68%
         American Express Co.....................   477,600   25,718,760
         Bear Stearns Cos., Inc..................    46,200    4,575,648
         Capital One Financial Corp..............   100,600    7,585,240
         Charles Schwab Corp.....................   467,300    5,299,182
         CIT Group, Inc..........................    85,800    3,639,636
         Citigroup, Inc.......................... 2,127,400  100,221,814
         Countrywide Financial Corp..............   236,300    8,783,271
         E*TRADE Group, Inc.+....................   151,000    1,864,850
         Equifax, Inc.#..........................    55,100    1,911,419
         Fannie Mae..............................   394,000   23,340,560
         Federated Investors, Inc., Class B......    38,800    1,148,868
         Franklin Resources, Inc.................    80,600    5,814,484
         Freddie Mac.............................   280,100   18,217,704
         Goldman Sachs Group, Inc................   182,300   17,774,250
         H & R Block, Inc.#......................    67,300    3,359,616
         Janus Capital Group, Inc.#..............    96,300    1,479,168
         JPMorgan Chase & Co..................... 1,446,800   51,723,100
         Lehman Brothers Holdings, Inc...........   112,300   10,354,060
         Merrill Lynch & Co., Inc................   378,900   20,559,114
         Morgan Stanley..........................   453,000   22,178,880
         Principal Financial Group, Inc..........   122,000    4,866,580
         T. Rowe Price Group, Inc.#..............    50,400    3,006,864
                                                            ------------
                                                             343,423,068
                                                            ------------

                                                                 Value
                                                     Shares     (Note 3)

     ---------------------------------------------------------------------
     Foods -- 1.41%
       Archer-Daniels-Midland Co...................   253,700 $  5,035,945
       Campbell Soup Co............................   132,600    4,114,578
       ConAgra Foods, Inc..........................   209,900    5,488,885
       General Mills, Inc..........................   148,700    7,360,650
       H J Heinz Co................................   142,600    5,186,362
       Hershey Foods Corp.#........................    89,100    5,721,111
       Kellogg Co..................................   142,900    6,500,521
       McCormick & Co., Inc.#......................    55,300    1,871,352
       Sara Lee Corp...............................   321,400    6,521,206
       Sysco Corp.#................................   259,300    9,635,588
       Wm. Wrigley Jr. Co. #.......................    79,700    5,441,119
                                                              ------------
                                                                62,877,317
                                                              ------------
     Freight -- 1.02%
       FedEx Corp..................................   122,600   10,962,892
       Ryder System, Inc...........................    26,100      958,914
       United Parcel Service, Inc., Class B........   455,600   33,554,940
                                                              ------------
                                                                45,476,746
                                                              ------------
     Hardware & Tools -- 0.11%
       Black & Decker Corp.........................    32,700    2,855,364
       Snap-on, Inc................................    23,600      814,436
       Stanley Works...............................    30,700    1,369,527
                                                              ------------
                                                                 5,039,327
                                                              ------------
     Healthcare -- 0.42%
       Bausch & Lomb, Inc.#........................    21,900    1,710,171
       Health Management Associates, Inc., Class A.    99,400    2,506,868
       Laboratory Corp. of America Holdings+#......    55,000    2,664,750
       Manor Care, Inc.#...........................    35,100    1,363,986
       McKesson Corp...............................   120,100    4,836,427
       Medco Health Solutions, Inc.+...............   112,100    5,605,000
                                                              ------------
                                                                18,687,202
                                                              ------------
     Heavy Duty Trucks/Parts -- 0.15%
       Dana Corp.#.................................    61,200      829,260
       Navistar International Corp.+...............    26,800      817,668
       PACCAR, Inc.................................    70,700    5,002,025
                                                              ------------
                                                                 6,648,953
                                                              ------------
     Home Builders -- 0.21%
       Centex Corp.#...............................    51,500    3,372,220
       KB Home.....................................    34,000    2,296,360
       Pulte Homes, Inc............................    48,200    3,684,890
                                                              ------------
                                                                 9,353,470
                                                              ------------
     Hospital Management -- 0.25%
       HCA, Inc.#..................................   167,600    9,050,400
       Tenet Healthcare Corp.+.....................   190,600    2,310,072
                                                              ------------
                                                                11,360,472
                                                              ------------
     Hospital Supplies -- 3.25%
       AmerisourceBergen Corp.#....................    43,000    2,776,510
       Becton, Dickinson and Co....................   103,000    5,917,350
       Cardinal Health, Inc.#......................   176,500   10,224,645
       CR Bard, Inc.#..............................    42,700    2,914,275
       Hospira, Inc.+..............................    63,600    2,421,888
       Johnson & Johnson........................... 1,210,700   81,237,970
       Medtronic, Inc..............................   492,400   26,466,500
       St. Jude Medical, Inc.+.....................   146,900    5,893,628
       Stryker Corp.#..............................   152,500    7,419,125
                                                              ------------
                                                               145,271,891
                                                              ------------
     Household Products -- 2.75%
       Alberto-Culver Co., Class B.................    34,600    1,533,818
       Avon Products, Inc.#........................   191,900    7,626,106
       Clorox Co...................................    62,500    3,650,625
       Colgate-Palmolive Co........................   213,900   10,688,583
       Fortune Brands, Inc.........................    59,000    5,103,500

 May 31, 2005   STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED     115


                                                                  Value
                                                      Shares     (Note 3)
    -----------------------------------------------------------------------
    COMMON STOCK (continued)
    Household Products (continued)
      Gillette Co...................................   403,600 $ 21,285,864
      International Flavors & Fragrances, Inc.......    36,100    1,338,949
      Kimberly-Clark Corp...........................   195,900   12,602,247
      Newell Rubbermaid, Inc.#......................   111,900    2,550,201
      Procter & Gamble Co........................... 1,027,000   56,639,050
                                                               ------------
                                                                123,018,943
                                                               ------------
    Human Resources -- 0.04%
      Robert Half International, Inc.#..............    65,600    1,636,064
                                                               ------------
    Information Processing - Hardware -- 3.51%
      Apple Computer, Inc.+.........................   332,700   13,211,517
      Dell, Inc.+................................... 1,001,100   39,933,879
      EMC Corp.+....................................   979,300   13,768,958
      Gateway, Inc.+#...............................   121,800      421,428
      Hewlett-Packard Co............................ 1,178,901   26,537,062
      International Business Machines Corp..........   664,700   50,218,085
      Lexmark International, Inc., Class A+.........    51,500    3,524,660
      Network Appliance, Inc.+......................   149,000    4,285,240
      Sun Microsystems, Inc.+....................... 1,375,200    5,239,512
                                                               ------------
                                                                157,140,341
                                                               ------------
    Information Processing - Services -- 1.80%
      Affiliated Computer Services, Inc., Class A+#.    51,600    2,669,268
      Computer Sciences Corp.+......................    77,800    3,602,918
      eBay, Inc.+...................................   492,700   18,727,527
      Electronic Data Systems Corp.#................   210,700    4,150,790
      First Data Corp...............................   326,400   12,347,712
      Fiserv, Inc.+#................................    78,700    3,384,100
      Monster Worldwide, Inc.+......................    49,100    1,295,258
      NCR Corp.+....................................    75,800    2,776,554
      SunGard Data Systems, Inc.+...................   117,600    4,081,896
      Symantec Corp.+#..............................   288,800    6,529,768
      Unisys Corp.+.................................   137,400      994,776
      Yahoo!, Inc.+#................................   530,800   19,745,760
                                                               ------------
                                                                 80,306,327
                                                               ------------
    Information Processing - Software -- 3.93%
      Adobe Systems, Inc............................   198,000    6,545,880
      Autodesk, Inc.................................    93,400    3,696,772
      Automatic Data Processing, Inc.#..............   237,400   10,398,120
      BMC Software, Inc.+...........................    90,100    1,533,502
      Citrix Systems, Inc.+#........................    69,100    1,738,556
      Computer Associates International, Inc........   216,600    5,906,682
      Compuware Corp.+..............................   157,700    1,080,245
      IMS Health, Inc...............................    94,500    2,319,975
      Intuit, Inc.+#................................    75,400    3,258,788
      Mercury Interactive Corp.+....................    34,400    1,552,128
      Microsoft Corp................................ 4,119,700  106,288,260
      Novell, Inc.+#................................   154,200      902,070
      Oracle Corp.+................................. 1,829,400   23,452,908
      Parametric Technology Corp.+#.................   110,200      663,404
      Siebel Systems, Inc.+.........................   209,500    1,931,590
      VERITAS Software Corp.+.......................   171,800    4,272,666
                                                               ------------
                                                                175,541,546
                                                               ------------
    Insurance -- 5.51%
      ACE, Ltd......................................   115,800    5,004,876
      Aetna, Inc....................................   119,800    9,345,598
      AFLAC, Inc....................................   204,300    8,488,665
      Allstate Corp.................................   276,500   16,092,300
      AMBAC Financial Group, Inc....................    44,300    3,196,245
      American International Group, Inc.(2)......... 1,060,400   58,905,220
      Aon Corp......................................   128,900    3,213,477
      Chubb Corp....................................    78,000    6,569,940
      CIGNA Corp....................................    53,500    5,202,875
      Cincinnati Financial Corp.....................    67,945    2,681,789
      Hartford Financial Services Group, Inc.#......   120,300    8,997,237
      Humana, Inc.+.................................    65,400    2,377,944

                                                                    Value
                                                         Shares    (Note 3)

   --------------------------------------------------------------------------
   Insurance (continued)
     Jefferson-Pilot Corp...............................  55,600 $  2,802,240
     Lincoln National Corp.#............................  71,000    3,232,630
     Marsh & McLennan Cos., Inc......................... 215,300    6,252,312
     MBIA, Inc.#........................................  57,300    3,204,789
     MetLife, Inc....................................... 298,400   13,308,640
     MGIC Investment Corp...............................  39,500    2,422,930
     Progressive Corp.#.................................  81,500    7,829,705
     Prudential Financial, Inc.......................... 213,300   13,504,023
     Safeco Corp........................................  51,800    2,787,358
     St. Paul Travelers Cos., Inc....................... 272,500   10,322,300
     Torchmark Corp.....................................  44,100    2,326,275
     UnitedHealth Group, Inc............................ 522,200   25,368,476
     UnumProvident Corp.#............................... 121,200    2,225,232
     WellPoint, Inc.+................................... 124,100   16,505,300
     Xl Capital, Ltd., Class A#.........................  56,700    4,268,376
                                                                 ------------
                                                                  246,436,752
                                                                 ------------
   Leisure & Tourism -- 1.96%
     Brunswick Corp.....................................  39,500    1,700,080
     Carnival Corp...................................... 214,500   11,347,050
     Darden Restaurants, Inc............................  60,200    1,955,296
     Electronic Arts, Inc.+............................. 125,300    6,583,262
     Harley-Davidson, Inc.#............................. 118,800    5,824,764
     Harrah's Entertainment, Inc.#......................  46,400    3,331,984
     Hasbro, Inc........................................  68,000    1,372,240
     Hilton Hotels Corp.#............................... 156,700    3,796,841
     International Game Technology...................... 140,400    3,956,472
     Marriott International, Inc., Class A#.............  81,900    5,531,526
     Mattel, Inc........................................ 169,700    3,085,146
     McDonald's Corp.................................... 517,900   16,023,826
     Sabre Holdings Corp., Class A#.....................  53,600    1,075,752
     Starbucks Corp.+................................... 162,700    8,907,825
     Starwood Hotels & Resorts Worldwide, Inc., Class B.  86,500    4,841,405
     Wendy's International, Inc.........................  46,500    2,098,545
     Yum! Brands, Inc................................... 118,600    6,082,994
                                                                 ------------
                                                                   87,515,008
                                                                 ------------
   Machinery -- 1.05%
     Caterpillar, Inc................................... 139,600   13,137,756
     Cooper Industries, Ltd., Class A...................  37,800    2,605,932
     Cummins, Inc.#.....................................  17,500    1,189,125
     Deere & Co......................................... 100,500    6,648,075
     Dover Corp.#.......................................  83,000    3,143,210
     Illinois Tool Works, Inc........................... 111,900    9,447,717
     Ingersoll-Rand Co., Class A#.......................  70,500    5,457,405
     Pall Corp..........................................  50,500    1,474,095
     Rockwell Automation, Inc.#.........................  71,200    3,657,544
                                                                 ------------
                                                                   46,760,859
                                                                 ------------
   Medical - Biomedical/Gene -- 1.03%
     Amgen, Inc.+....................................... 510,000   31,915,800
     Biogen Idec, Inc.+................................. 135,800    5,309,780
     Genzyme Corp.+..................................... 100,900    6,295,151
     MedImmune, Inc.+................................... 101,300    2,674,320
                                                                 ------------
                                                                   46,195,051
                                                                 ------------
   Medical Technology -- 1.01%
     Baxter International, Inc.......................... 252,300    9,309,870
     Biomet, Inc.#...................................... 102,800    3,874,532
     Boston Scientific Corp.+........................... 309,400    8,381,646
     Chiron Corp.+#.....................................  60,100    2,256,154
     Guidant Corp....................................... 131,300    9,701,757
     Quest Diagnostics, Inc.............................  37,200    3,906,000
     Zimmer Holdings, Inc.+#............................ 100,400    7,688,632
                                                                 ------------
                                                                   45,118,591
                                                                 ------------
   Metals -- 0.48%
     Alcoa, Inc......................................... 354,800    9,615,080
     Allegheny Technologies, Inc.#......................  36,500      775,990

 116   STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED     May 31, 2005


                                                                   Value
                                                       Shares     (Note 3)
    ------------------------------------------------------------------------
    COMMON STOCK (continued)
    Metals (continued)
      Freeport-McMoRan Copper & Gold, Inc., Class B#.    72,900 $  2,573,370
      Nucor Corp.....................................    65,000    3,442,400
      Phelps Dodge Corp.#............................    39,300    3,434,820
      United States Steel Corp.......................    46,400    1,845,328
                                                                ------------
                                                                  21,686,988
                                                                ------------
    Mining -- 0.15%
      Newmont Mining Corp............................   180,700    6,729,268
                                                                ------------
    Multimedia -- 2.54%
      Gannett Co., Inc...............................   102,300    7,617,258
      McGraw-Hill Cos., Inc..........................   155,200    6,776,032
      Meredith Corp.#................................    18,600      922,560
      News Corp., Class A#........................... 1,173,800   18,933,394
      Time Warner, Inc.+............................. 1,871,100   32,557,140
      Viacom, Inc., Class B..........................   694,100   23,800,689
      Walt Disney Co.................................   833,500   22,871,240
                                                                ------------
                                                                 113,478,313
                                                                ------------
    Oil & Gas -- 8.17%
      Amerada Hess Corp.#............................    34,800    3,231,180
      Anadarko Petroleum Corp........................    96,400    7,297,480
      Apache Corp....................................   132,900    7,809,204
      Baker Hughes, Inc..............................   137,700    6,360,363
      BJ Services Co.................................    66,200    3,333,170
      Burlington Resources, Inc......................   157,500    7,982,100
      ChevronTexaco Corp.............................   856,800   46,078,704
      ConocoPhillips.................................   283,200   30,540,288
      Devon Energy Corp..............................   195,100    8,955,090
      Dynegy, Inc., Class A+#........................   134,900      627,285
      El Paso Corp...................................   261,800    2,707,012
      EOG Resources, Inc.............................    97,300    4,854,297
      Exxon Mobil Corp.@............................. 2,599,700  146,103,140
      Halliburton Co.................................   205,300    8,774,522
      Kerr-McGee Corp.#..............................    47,400    3,500,964
      Kinder Morgan, Inc.............................    44,800    3,481,408
      Marathon Oil Corp..............................   141,200    6,846,788
      Nabors Industries, Ltd.+#......................    57,700    3,179,847
      National-Oilwell Varco, Inc.+..................    68,400    3,078,000
      Noble Corp.#...................................    55,200    3,125,424
      Occidental Petroleum Corp......................   161,700   11,821,887
      Peoples Energy Corp.#..........................    15,500      662,625
      Rowan Cos., Inc.#..............................    43,700    1,201,750
      Schlumberger, Ltd..............................   240,000   16,408,800
      Sunoco, Inc....................................    28,300    2,902,731
      Transocean, Inc.+..............................   130,700    6,510,167
      Unocal Corp....................................   110,100    6,274,599
      Valero Energy Corp.............................   104,400    7,163,928
      XTO Energy, Inc................................   141,366    4,399,310
                                                                ------------
                                                                 365,212,063
                                                                ------------
    Paper/Forest Products -- 0.69%
      Avery Dennison Corp.#..........................    41,400    2,171,430
      Bemis Co., Inc.................................    43,600    1,184,176
      Georgia-Pacific Corp...........................   105,800    3,506,212
      International Paper Co.........................   199,600    6,429,116
      Louisiana-Pacific Corp.#.......................    45,100    1,135,618
      Meadwestvaco Corp..............................    82,600    2,368,968
      Pactiv Corp.+..................................    60,500    1,382,425
      Plum Creek Timber Co., Inc.#...................    74,900    2,625,245
      Sealed Air Corp.+#.............................    34,100    1,766,039
      Temple-Inland, Inc.#...........................    50,700    1,811,004
      Weyerhaeuser Co................................    98,900    6,344,435
                                                                ------------
                                                                  30,724,668
                                                                ------------
    Photography -- 0.07%
      Eastman Kodak Co.#.............................   116,700    3,066,876
                                                                ------------

                                                                   Value
                                                       Shares     (Note 3)

    ------------------------------------------------------------------------
    Pollution Control -- 0.17%
      Allied Waste Industries, Inc.+#................   110,500 $    851,955
      Waste Management, Inc..........................   231,500    6,826,935
                                                                ------------
                                                                   7,678,890
                                                                ------------
    Publishing -- 0.27%
      Dow Jones & Co., Inc.#.........................    28,800    1,022,400
      Knight-Ridder, Inc.#...........................    30,800    1,942,864
      New York Times Co., Class A#...................    59,400    1,863,378
      R. R. Donnelley & Sons Co......................    87,700    2,916,025
      Tribune Co.....................................   121,500    4,395,870
                                                                ------------
                                                                  12,140,537
                                                                ------------
    Railroads & Equipment -- 0.53%
      Burlington Northern Santa Fe Corp..............   154,000    7,610,680
      CSX Corp.......................................    87,800    3,650,724
      Norfolk Southern Corp..........................   162,900    5,199,768
      Union Pacific Corp.............................   106,300    7,117,848
                                                                ------------
                                                                  23,579,020
                                                                ------------
    Real Estate Investment Trusts -- 0.52%
      Apartment Investment & Management Co., Class A.    39,000    1,446,900
      Archstone-Smith Trust..........................    81,400    2,997,148
      Equity Office Properties Trust.................   164,200    5,334,858
      Equity Residential.............................   115,200    4,135,680
      Prologis Trust.................................    74,900    3,058,916
      Simon Property Group, Inc. #...................    90,100    6,191,672
                                                                ------------
                                                                  23,165,174
                                                                ------------
    Retail -- 5.93%
      Albertson's, Inc.#.............................   149,900    3,146,401
      Bed Bath & Beyond, Inc.+.......................   123,200    5,008,080
      Best Buy Co., Inc..............................   121,500    6,613,245
      Big Lots, Inc.+#...............................    46,000      582,360
      Circuit City Stores, Inc.......................    77,900    1,276,781
      Costco Wholesale Corp..........................   192,300    8,734,266
      CVS Corp.......................................   162,800    8,929,580
      Dillard's, Inc., Class A#......................    28,800      688,896
      Dollar General Corp............................   122,800    2,408,108
      Express Scripts, Inc., Class A+#...............    31,000    2,864,090
      Family Dollar Stores, Inc.#....................    68,300    1,753,261
      Federated Department Stores, Inc...............    68,800    4,640,560
      Gap, Inc.......................................   322,700    6,776,700
      Home Depot, Inc................................   894,000   35,178,900
      J.C. Penney Co., Inc...........................   110,000    5,473,600
      Kohl's Corp.+#.................................   132,700    6,461,163
      Kroger Co.+....................................   298,100    4,999,137
      Limited Brands, Inc.#..........................   155,500    3,198,635
      Lowe's Cos., Inc...............................   314,600   17,998,266
      May Department Stores Co.#.....................   118,800    4,533,408
      Nordstrom, Inc.#...............................    51,300    3,131,352
      Office Depot, Inc.+............................   127,300    2,510,356
      OfficeMax, Inc.................................    28,500      864,975
      RadioShack Corp................................    64,600    1,625,336
      Safeway, Inc.+.................................   182,100    4,008,021
      Sears Holdings Corp.+..........................    38,999    5,721,153
      Staples, Inc...................................   302,450    6,511,749
      SUPERVALU, Inc.#...............................    55,100    1,805,076
      Target Corp....................................   364,500   19,573,650
      Tiffany & Co...................................    59,300    1,846,009
      Toys "R" Us, Inc.+.............................    87,600    2,295,120
      Wal-Mart Stores, Inc........................... 1,379,300   65,144,339
      Walgreen Co.#..................................   415,800   18,852,372
                                                                ------------
                                                                 265,154,945
                                                                ------------
    Savings & Loan -- 0.56%
      Golden West Financial Corp.#...................   115,000    7,201,300
      Sovereign Bancorp, Inc.#.......................   152,600    3,406,032
      Washington Mutual, Inc.#.......................   355,500   14,682,150
                                                                ------------
                                                                  25,289,482
                                                                ------------

 May 31, 2005   STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED     117


                                                                 Value
                                                     Shares     (Note 3)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Schools -- 0.12%
        Apollo Group, Inc., Class A+#..............    67,400 $  5,290,900
                                                              ------------
      Semiconductors -- 3.27%
        Advanced Micro Devices, Inc.+#.............   160,300    2,628,920
        Altera Corp.+#.............................   151,500    3,361,785
        Analog Devices, Inc........................   151,600    5,621,328
        Applied Materials, Inc.....................   679,000   11,142,390
        Applied Micro Circuits Corp.+..............   125,500      360,185
        Broadcom Corp., Class A+...................   118,400    4,202,016
        Freescale Semiconductor, Inc., Class B+....   163,400    3,300,680
        Intel Corp................................. 2,535,200   68,272,936
        KLA-Tencor Corp............................    80,000    3,632,800
        Linear Technology Corp.....................   125,000    4,683,750
        LSI Logic Corp.+#..........................   156,800    1,154,048
        Maxim Integrated Products, Inc.............   133,000    5,240,200
        Micron Technology, Inc.+#..................   249,900    2,743,902
        National Semiconductor Corp................   144,600    2,909,352
        Novellus Systems, Inc.+#...................    57,000    1,519,050
        QLogic Corp.+..............................    37,400    1,197,548
        Teradyne, Inc.+#...........................    79,100    1,029,091
        Texas Instruments, Inc.....................   700,800   19,370,112
        Xilinx, Inc.#..............................   141,800    3,934,950
                                                              ------------
                                                               146,305,043
                                                              ------------
      Telecommunications -- 5.24%
        ADC Telecommunications, Inc.+..............    47,171      856,625
        Alltel Corp................................   133,200    7,748,244
        Andrew Corp.+#.............................    65,600      869,856
        Avaya, Inc.+#..............................   195,400    1,787,910
        BellSouth Corp.............................   745,700   19,954,932
        CenturyTel, Inc.#..........................    54,800    1,796,892
        Ciena Corp.+#..............................   232,900      507,722
        Cisco Systems, Inc.+....................... 2,631,700   51,002,346
        Citizens Communications Co.................   136,600    1,863,224
        Corning, Inc.+.............................   573,900    8,998,752
        Lucent Technologies, Inc.+#................ 1,804,000    5,069,240
        Motorola, Inc..............................   998,200   17,338,734
        Nextel Communications, Inc., Class A+......   458,700   13,843,566
        QUALCOMM, Inc..............................   670,000   24,964,200
        Qwest Communications International, Inc.+#.   680,400    2,667,168
        SBC Communications, Inc.................... 1,344,900   31,443,762
        Scientific-Atlanta, Inc....................    61,900    2,061,270
        Tellabs, Inc.+.............................   188,100    1,546,182
        Verizon Communications, Inc................ 1,127,700   39,898,026
                                                              ------------
                                                               234,218,651
                                                              ------------
      Therapeutics -- 0.16%
        Gilead Sciences, Inc.+.....................   176,200    7,188,960
                                                              ------------
      Tobacco -- 1.42%
        Altria Group, Inc..........................   842,200   56,545,308
        Reynolds American, Inc.#...................    47,500    3,938,225
        UST, Inc...................................    67,300    2,998,888
                                                              ------------
                                                                63,482,421
                                                              ------------
      Utilities - Communication -- 0.45%
        AT&T Corp..................................   325,800    6,121,782
        Sprint Corp................................   601,700   14,254,273
                                                              ------------
                                                                20,376,055
                                                              ------------
      Utilities - Electric -- 3.06%
        AES Corp.+.................................   264,100    3,932,449
        Allegheny Energy, Inc.+#...................    66,000    1,595,880
        Ameren Corp.#..............................    79,600    4,344,568
        American Electric Power Co., Inc.#.........   156,100    5,571,209
        Calpine Corp.+#............................   217,500      648,150
        CenterPoint Energy, Inc.#..................   117,900    1,445,454
        Cinergy Corp...............................    78,000    3,215,940
        CMS Energy Corp.+#.........................    87,800    1,161,594

                                                               Shares/
                                                              Principal        Value
                                                               Amount         (Note 3)

------------------------------------------------------------------------------------------
Utilities - Electric (continued)
  Cons. Edison, Inc.#......................................       98,800   $    4,496,388
  Constellation Energy Group, Inc..........................       72,100        3,853,745
  Dominion Resources, Inc..................................      138,700        9,751,997
  DTE Energy Co............................................       70,900        3,370,586
  Duke Energy Corp.#.......................................      381,800       10,491,864
  Edison International, Inc................................      132,700        4,876,725
  Entergy Corp.............................................       86,800        6,234,844
  Exelon Corp..............................................      270,600       12,677,610
  FirstEnergy Corp.........................................      134,300        5,949,490
  FPL Group, Inc...........................................      159,300        6,475,545
  NiSource, Inc............................................      110,500        2,663,050
  PG&E Corp.#..............................................      146,900        5,254,613
  Pinnacle West Capital Corp...............................       39,500        1,742,740
  PPL Corp.#...............................................       77,100        4,434,021
  Progress Energy, Inc.....................................      100,600        4,449,538
  Public Service Enterprise Group, Inc.#...................       97,100        5,389,050
  Southern Co..............................................      302,500       10,269,875
  TECO Energy, Inc.#.......................................       84,100        1,486,888
  TXU Corp.................................................       97,800        7,851,384
  Xcel Energy, Inc.........................................      163,300        3,009,619
                                                                           --------------
                                                                              136,644,816
                                                                           --------------
Utilities - Gas, Distribution -- 0.16%
  Keyspan Corp.#...........................................       70,400        2,797,696
  Nicor, Inc.#.............................................       18,000          711,000
  Sempra Energy............................................       97,000        3,847,990
                                                                           --------------
                                                                                7,356,686
                                                                           --------------
Utilities - Gas, Pipeline -- 0.09%
  Williams Cos., Inc.......................................      232,100        4,272,961
                                                                           --------------
Total Long-Term Investment Securities
   (Cost $3,029,234,314)...................................                 4,445,709,997
                                                                           --------------
SHORT-TERM INVESTMENTS SECURITIES -- 7.74%
Collective Investment Pool -- 7.48%
  Securities Lending Quality Trust(1)...................... $334,632,421      334,632,421
                                                                           --------------
Commercial Paper -- 0.22%
  San Paolo Financial:
   3.04% due 06/01/05@.....................................   10,000,000       10,000,000
                                                                           --------------
Government Obligations -- 0.04%
  United States Treasury Bills:
   2.54% due 06/30/05@.....................................      110,000          109,775
   2.65% due 06/23/05@.....................................    1,500,000        1,497,580
                                                                           --------------
                                                                                1,607,355
                                                                           --------------
Total Short-Term Investment Securities
   (Cost $346,239,776).....................................                   346,239,776
                                                                           --------------
REPURCHASE AGREEMENT -- 0.17%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 2.80%, dated 05/31/05, to be repurchased
   06/01/05 in the amount of $7,489,582 and collateralized
   by Federal Home Loan Bank Notes, bearing interest at
   2.50%, due 12/15/05 and having an approximate value
   of $7,716,472 (Cost $7,489,000)@........................    7,489,000        7,489,000
                                                                           --------------
TOTAL INVESTMENTS
   (Cost $3,382,963,090)(3)................................       107.34%   4,799,438,773
Liabilities in excess of other assets......................        (7.34)%   (328,292,473)
                                                            ------------   --------------
NET ASSETS --                                                     100.00%  $4,471,146,300
                                                            ============   ==============

--------
+  Non-income producing
#  The security or a portion thereof is out on loan (see Note 3).
@ The security or a portion thereof represents collateral for open futures contracts.

 118   STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED     May 31, 2005

(1)The security is purchased with the cash collateral received from securities loaned (see Note 3).
(2)Security represents an investment in an affiliated company (see Note 4).
(3)See Note 6 for cost of investments on a tax basis.

   Open Futures Contracts
   --------------------------------------------------------------------------
                                                                 Unrealized
   Number of               Expiration  Value at   Value as of   Appreciation
   Contracts  Description     Date    Trade Date  May 31, 2005 (Depreciation)
   --------------------------------------------------------------------------
    84 Long  S&P 500 Index June 2005  $24,864,800 $25,038,300     $173,500
                                                                  ========

See Notes to Financial Statements

 May 31, 2005         VALUE FUND - PORTFOLIO PROFILE (Unaudited)           119

Industry Allocation*

                Financial Services...................... 13.10%
                Oil & Gas...............................  9.57%
                Aerospace/Defense.......................  9.42%
                Banks...................................  7.63%
                Insurance...............................  6.18%
                Utilities -- Electric...................  6.06%
                Tobacco.................................  5.49%
                Information Processing -- Software......  4.86%
                Broadcasting............................  4.78%
                Commercial Services.....................  4.77%
                Conglomerates...........................  4.45%
                Telecommunications......................  3.76%
                Rupurchase Agreement....................  3.72%
                Metals..................................  3.14%
                Information Processing -- Services......  3.00%
                Chemical................................  2.13%
                Leisure & Tourism.......................  2.12%
                Information Processing -- Hardware......  2.06%
                Drugs...................................  1.18%
                Multimedia..............................  1.03%
                Utilities -- Gas, Distribution..........  0.98%
                                                         -----
                                                         99.43%
                                                         =====

*  Calculated as a percentage of Net Assets.

 120            VALUE FUND - SCHEDULE OF INVESTMENTS              May 31, 2005


                                                               Value
                                                     Shares   (Note 3)
         --------------------------------------------------------------
         COMMON STOCK -- 95.71%
         Aerospace/Defense -- 9.42%
           Empresa Brasileira de Aeronautica SA ADR.   5,800 $  175,740
           Honeywell International, Inc.............  32,430  1,174,939
           Raytheon Co..............................  20,610    807,087
                                                             ----------
                                                              2,157,766
                                                             ----------
         Banks -- 7.63%
           Bank of America Corp.....................  16,970    786,050
           Wells Fargo & Co.........................  15,890    959,915
                                                             ----------
                                                              1,745,965
                                                             ----------
         Broadcasting -- 4.78%
           UnitedGlobalCom, Inc., Class A+.......... 120,190  1,093,729
                                                             ----------
         Chemical -- 2.13%
           Praxair, Inc.............................  10,390    486,979
                                                             ----------
         Commercial Services -- 4.77%
           Cendant Corp.............................  51,490  1,092,103
                                                             ----------
         Conglomerates -- 4.45%
           General Electric Co......................   9,190    335,251
           Tyco International, Ltd..................  23,650    684,195
                                                             ----------
                                                              1,019,446
                                                             ----------
         Drugs -- 1.18%
           Wyeth....................................   6,210    269,328
                                                             ----------
         Financial Services -- 13.10%
           Alliance Capital Management Holding, LP..   3,800    172,520
           Capital One Financial Corp...............   6,100    459,940
           Citigroup, Inc...........................  24,560  1,157,021
           Countrywide Financial Corp...............   7,710    286,581
           Franklin Resources, Inc..................   3,100    223,634
           Freddie Mac..............................   3,690    239,998
           Lehman Brothers Holdings, Inc............   4,970    458,234
                                                             ----------
                                                              2,997,928
                                                             ----------
         Information Processing - Hardware -- 2.06%
           International Business Machines Corp.....   6,260    472,943
                                                             ----------
         Information Processing - Services -- 3.00%
           Synopsys, Inc.+..........................  37,980    686,299
                                                             ----------
         Information Processing - Software -- 4.86%
           Compuware Corp.+.........................  24,970    171,045
           Microsoft Corp...........................  27,650    713,370
           Novell, Inc.+............................  39,170    229,144
                                                             ----------
                                                              1,113,559
                                                             ----------
         Insurance -- 6.18%
           Everest Reinsurance Group, Ltd...........   2,600    232,674
           Genworth Financial, Inc..................  28,530    827,085
           Platinum Underwriters Holdings, Ltd......  11,700    355,680
                                                             ----------
                                                              1,415,439
                                                             ----------
         Leisure & Tourism -- 2.12%
           Take-Two Interactive Software, Inc.+.....  18,820    484,803
                                                             ----------
         Metals -- 3.14%
           Alcan, Inc...............................  23,840    719,253
                                                             ----------
         Multimedia -- 1.03%
           News Corp., Class A......................  14,600    235,498
                                                             ----------
         Oil & Gas -- 9.57%
           BP, PLC ADR..............................  18,130  1,091,426
           Halliburton Co...........................  17,581    751,412
           Petroleo Brasileiro SA ADR...............   7,370    347,864
                                                             ----------
                                                              2,190,702
                                                             ----------
         Telecommunications -- 3.76%
           IDT Corp., Class B+......................  30,330    415,521
           Verizon Communications, Inc..............  12,600    445,788
                                                             ----------
                                                                861,309
                                                             ----------

                                                                      Shares/
                                                                     Principal   Value
                                                                      Amount    (Note 3)

------------------------------------------------------------------------------------------
Tobacco -- 5.49%
  Altria Group, Inc.................................................   18,710  $ 1,256,189
                                                                               -----------
Utilities - Electric -- 6.06%
  AES Corp.+........................................................   46,020      685,238
  CMS Energy Corp.+.................................................   17,600      232,848
  PG&E Corp.........................................................    5,930      212,116
  Reliant Resources, Inc.+..........................................   20,840      256,332
                                                                               -----------
                                                                                 1,386,534
                                                                               -----------
Utilities - Gas, Distribution -- 0.98%
  Sempra Energy.....................................................    5,651      224,175
                                                                               -----------
Total Long-Term Investment Securities
  (Cost $20,617,631)................................................            21,909,947
                                                                               -----------
REPURCHASE AGREEMENT -- 3.72%
  Agreement with State Street Bank & Trust Co., bearing interest at
   2.80%, dated 05/31/05, to be repurchased 06/01/05 in the
   amount of $851,066 and collateralized by Federal Home Loan
   Mtg. Corp. Notes, bearing interest at 2.88%, due 12/29/06
   and having an approximate value of $868,292......................
   (Cost $851,000)..................................................  851,000      851,000
                                                                               -----------
TOTAL INVESTMENTS
   (Cost $21,468,631)(1)............................................    99.43%  22,760,947
Other assets less liabilities.......................................     0.57%     129,420
                                                                      -------  -----------
NET ASSETS --                                                          100.00% $22,890,367
                                                                      =======  ===========

--------
ADR American Depository Receipt
+  Non-income producing security
(1)See Note 6 for cost of investments on a tax basis.

See Notes to Financial Statements

 May 31, 2005            STATEMENTS OF ASSETS AND LIABILITIES              121

                                                             ASSET          BLUE CHIP       CAPITAL
                                                           ALLOCATION        GROWTH       CONSERVATION     CORE EQUITY
                                                              FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value
 (unaffiliated)*+....................................... $  166,502,078  $   48,093,999  $   83,715,278  $  530,112,150
Long-term investment securities, at value (affiliated)*+      1,479,463         166,650          54,875       2,231,721
Short-term investment securities, at value*.............     11,342,843         950,281       4,492,736               -
Repurchase agreements (cost equals market value)........      8,049,000               -       3,073,000       9,101,000
                                                         --------------  --------------  --------------  --------------
Total Investments.......................................    187,373,384      49,210,930      91,335,889     541,444,871
                                                         --------------  --------------  --------------  --------------
Cash....................................................          2,346          12,658             971           1,278
Foreign cash*...........................................              -           2,122               -               -
Receivable for-
   Fund shares sold.....................................        108,789          43,158         199,416          54,218
   Dividends and interest...............................        754,716          43,159         776,771         942,932
   Investments sold.....................................        555,815          54,423         750,764       3,431,639
Prepaid expenses and other assets.......................         19,977           1,100           5,777          16,149
Due from investment adviser for expense
 reimbursements/fee waivers.............................              -             781               -          42,555
Variation margin on futures contracts...................              -               -               -               -
Collateral received for securities loaned...............              -               -               -               -
Unrealized appreciation on forward currency contracts...              -               -               -               -
                                                         --------------  --------------  --------------  --------------
TOTAL ASSETS............................................    188,815,027      49,368,331      93,069,588     545,933,642
                                                         --------------  --------------  --------------  --------------
LIABILITIES:
Payable for-
   Fund shares redeemed.................................         38,734          17,772          19,195         509,733
   Investments purchased................................      1,140,998         291,759       1,552,572       4,027,640
   Investment advisory and management fees..............         78,882          32,116          36,566         366,736
   Administrative service fee...........................         11,043           2,810           5,119          32,089
   Transfer agent fees and expenses.....................            234             234             234             312
   Directors' fees and expenses.........................         39,847           6,787          20,576         181,996
   Other accrued expenses...............................         61,466          26,160          39,990         195,414
Variation margin on futures contracts...................        134,300               -               -               -
Collateral upon return of securities loaned.............              -         352,550       4,492,736               -
Due to custodian........................................              -               -               -               -
Due to custodian for foreign cash*......................             49               -               -               -
Call and put options written, at value@.................              -               -               -               -
                                                         --------------  --------------  --------------  --------------
TOTAL LIABILITIES.......................................      1,505,553         730,188       6,166,988       5,313,920
                                                         --------------  --------------  --------------  --------------
NET ASSETS.............................................. $  187,309,474  $   48,638,143  $   86,902,600  $  540,619,722
                                                         ==============  ==============  ==============  ==============
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.......... $      152,561  $       58,473  $       89,966  $      436,874
Additional paid-in capital..............................    159,708,876      45,510,050      86,529,495     698,285,452
Accumulated undistributed net investment income
 (loss).................................................        171,032          43,175         161,031         108,018
Accumulated undistributed net realized gain (loss)
 on investments, futures contracts, options contracts,
 and foreign exchange transactions......................     10,335,727      (2,700,297)       (295,799)   (193,688,490)
Unrealized appreciation (depreciation) on investments...     17,020,784       5,726,809         417,907      35,477,868
Unrealized appreciation (depreciation) on futures
 contracts and options contracts........................        (79,500)              -               -               -
Unrealized foreign exchange gain (loss) on other
 assets and liabilities.................................             (6)            (67)              -               -
                                                         --------------  --------------  --------------  --------------
   NET ASSETS........................................... $  187,309,474  $   48,638,143  $   86,902,600  $  540,619,722
                                                         ==============  ==============  ==============  ==============
CAPITAL SHARES:
   Authorized (Par value $0.01 per share)...............  1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
   Outstanding..........................................     15,256,104       5,847,265       8,996,643      43,687,438
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE.......................... $        12.28  $         8.32  $         9.66  $        12.37
                                                         ==============  ==============  ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)....... $  149,944,312  $   42,286,630  $   83,296,873  $  493,999,402
                                                         ==============  ==============  ==============  ==============
   Long-term investment securities (affiliated)......... $    1,016,445  $      247,210  $       55,373  $    2,866,601
                                                         ==============  ==============  ==============  ==============
   Short-term investment securities..................... $   11,342,843  $      950,281  $    4,492,736  $            -
                                                         ==============  ==============  ==============  ==============
   Foreign cash......................................... $          (43) $        2,189  $            -  $            -
                                                         ==============  ==============  ==============  ==============
  @Premiums received on options written................. $            -  $            -  $            -  $            -
                                                         ==============  ==============  ==============  ==============
  +Including securities on loan......................... $            -  $      343,342  $    4,427,350  $            -
                                                         ==============  ==============  ==============  ==============

                                                           GOVERNMENT       GROWTH &         HEALTH         INCOME &
                                                           SECURITIES        INCOME         SCIENCES         GROWTH
                                                              FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value
 (unaffiliated)*+....................................... $  133,681,181  $  165,814,362  $  152,235,530  $  230,628,220
Long-term investment securities, at value (affiliated)*+              -               -               -               -
Short-term investment securities, at value*.............      7,289,045       4,008,060      27,587,607      16,989,701
Repurchase agreements (cost equals market value)........      1,368,000       2,551,000               -               -
                                                         --------------  --------------  --------------  --------------
Total Investments.......................................    142,338,226     172,373,422     179,823,137     247,617,921
                                                         --------------  --------------  --------------  --------------
Cash....................................................            329             740               -          26,681
Foreign cash*...........................................              -               -          14,217               -
Receivable for-
   Fund shares sold.....................................         53,200          47,054         250,354          96,632
   Dividends and interest...............................      1,081,141         281,024          71,463         533,279
   Investments sold.....................................              -       1,409,641         604,773       3,046,677
Prepaid expenses and other assets.......................          5,543           4,265           3,907           5,418
Due from investment adviser for expense
 reimbursements/fee waivers.............................              -           6,886               -          18,480
Variation margin on futures contracts...................              -               -               -               -
Collateral received for securities loaned...............        153,563               -         647,955               -
Unrealized appreciation on forward currency contracts...              -               -               -               -
                                                         --------------  --------------  --------------  --------------
TOTAL ASSETS............................................    143,632,002     174,123,032     181,415,806     251,345,088
                                                         --------------  --------------  --------------  --------------
LIABILITIES:
Payable for-
   Fund shares redeemed.................................        484,343         170,996          94,973          74,087
   Investments purchased................................              -               -         284,977       2,664,791
   Investment advisory and management fees..............         57,516         107,532         127,703         149,499
   Administrative service fee...........................          8,052          10,037           8,939          13,591
   Transfer agent fees and expenses.....................            312             234             234             234
   Directors' fees and expenses.........................         44,272          46,662          21,512          49,330
   Other accrued expenses...............................         46,383          55,295          39,882          52,368
Variation margin on futures contracts...................              -               -               -               -
Collateral upon return of securities loaned.............      7,442,608       4,008,060      27,313,308      16,989,701
Due to custodian........................................              -               -         222,489               -
Due to custodian for foreign cash*......................              -               -               -               -
Call and put options written, at value@.................              -               -       2,760,939               -
                                                         --------------  --------------  --------------  --------------
TOTAL LIABILITIES.......................................      8,083,486       4,398,816      30,874,956      19,993,601
                                                         --------------  --------------  --------------  --------------
NET ASSETS.............................................. $  135,548,516  $  169,724,216  $  150,540,850  $  231,351,487
                                                         ==============  ==============  ==============  ==============
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.......... $      133,613  $      121,021  $      158,564  $      234,452
Additional paid-in capital..............................    136,275,180     183,472,058     136,048,416     239,633,978
Accumulated undistributed net investment income
 (loss).................................................        202,436          36,644             616          73,590
Accumulated undistributed net realized gain (loss)
 on investments, futures contracts, options contracts,
 and foreign exchange transactions......................     (2,767,930)    (28,559,693)      4,537,732     (24,490,640)
Unrealized appreciation (depreciation) on investments...      1,705,217      14,654,186       9,707,450      15,900,107
Unrealized appreciation (depreciation) on futures
 contracts and options contracts........................              -               -          88,806               -
Unrealized foreign exchange gain (loss) on other
 assets and liabilities.................................              -               -            (734)              -
                                                         --------------  --------------  --------------  --------------
   NET ASSETS........................................... $  135,548,516  $  169,724,216  $  150,540,850  $  231,351,487
                                                         ==============  ==============  ==============  ==============
CAPITAL SHARES:
   Authorized (Par value $0.01 per share)...............  1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
   Outstanding..........................................     13,361,255      12,102,073      15,856,394      23,445,176
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE.......................... $        10.14  $        14.02  $         9.49  $         9.87
                                                         ==============  ==============  ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)....... $  131,975,964  $  151,160,176  $  142,528,080  $  214,728,113
                                                         ==============  ==============  ==============  ==============
   Long-term investment securities (affiliated)......... $            -  $            -  $            -  $            -
                                                         ==============  ==============  ==============  ==============
   Short-term investment securities..................... $    7,289,045  $    4,008,060  $   27,587,607  $   16,989,701
                                                         ==============  ==============  ==============  ==============
   Foreign cash......................................... $            -  $            -  $       14,877  $            -
                                                         ==============  ==============  ==============  ==============
  @Premiums received on options written................. $            -  $            -  $    2,849,745  $            -
                                                         ==============  ==============  ==============  ==============
  +Including securities on loan......................... $    7,343,708  $    4,003,478  $   26,123,760  $   16,444,236
                                                         ==============  ==============  ==============  ==============

See Notes to Financial Statements

 122      STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED        May 31, 2005

                                                         INFLATION                    INTERNATIONAL   INTERNATIONAL
                                                         PROTECTED     INTERNATIONAL   GOVERNMENT       GROWTH I
                                                           FUND        EQUITIES FUND    BOND FUND         FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value
 (unaffiliated)*+..................................... $    9,980,774 $  466,888,693  $  145,338,921 $  358,853,428
Long-term investment securities, at value
 (affiliated)*+.......................................              -              -               -              -
Short-term investment securities, at value*...........      1,517,000      9,905,392               -     89,319,045
Repurchase agreements (cost equals market value)......              -     19,819,000       5,102,000     13,650,000
                                                       -------------- --------------  -------------- --------------
Total Investments.....................................     11,497,774    496,613,085     150,440,921    461,822,473
                                                       -------------- --------------  -------------- --------------
Cash..................................................             67            498         489,457            382
Foreign cash*.........................................              -      4,070,929         729,908      1,583,936
Receivable for-
   Fund shares sold...................................         81,958      3,504,653         105,816         63,504
   Dividends and interest.............................         78,602      1,832,978       2,210,081      1,339,418
   Investments sold...................................              -     18,874,281         512,557      3,419,535
Prepaid expenses and other assets.....................             87         10,657           4,912          9,180
Due from investment adviser for expense
 reimbursements/fee waivers...........................         11,590              -               -        109,737
Variation margin on futures contracts.................              -         84,972               -              -
Collateral received for securities loaned.............              -              -               -        119,382
Unrealized appreciation on forward currency
 contracts............................................              -              -          96,628              -
                                                       -------------- --------------  -------------- --------------
TOTAL ASSETS..........................................     11,670,078    524,992,053     154,590,280    468,467,547
                                                       -------------- --------------  -------------- --------------
LIABILITIES
Payable for-
   Fund shares redeemed...............................            621         75,352          36,463        227,037
   Investments purchased..............................        754,239     21,316,132       6,205,619      3,933,870
   Investment advisory and management fees............          4,244        143,655          63,496        305,766
   Administrative service fee.........................            594         28,731           8,890         22,530
   Transfer agent fees and expenses...................            502          1,892              78            156
   Directors' fees and expenses.......................            520         32,035          34,759         84,304
   Other accrued expenses.............................         36,356        252,821          69,676        266,159
Variation margin on futures contracts.................              -              -               -              -
Collateral upon return of securities loaned...........              -      9,196,573               -     89,438,427
Due to custodian......................................              -              -               -              -
Due to custodian for foreign cash*....................              -              -               -              -
Call and put options written, at value@...............              -              -               -              -
                                                       -------------- --------------  -------------- --------------
TOTAL LIABILITIES.....................................        797,076     31,047,191       6,418,981     94,278,249
                                                       -------------- --------------  -------------- --------------
NET ASSETS............................................ $   10,873,002 $  493,944,862  $  148,171,299 $  374,189,298
                                                       ============== ==============  ============== ==============
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share........ $       10,690 $      653,399  $      113,623 $      463,517
Additional paid-in capital............................     10,720,538    474,060,140     130,565,058    512,026,592
Accumulated undistributed net investment income
 (loss)...............................................         25,375        343,842         973,719        614,089
Accumulated undistributed net realized gain (loss)
 on investments, futures contracts, options contracts,
 and foreign exchange transactions....................          3,889     (7,134,291)      7,179,927   (168,757,197)
Unrealized appreciation (depreciation) on
 investments..........................................        112,510     26,074,745       9,297,873     29,842,709
Unrealized appreciation (depreciation) on futures
 contracts and options contracts......................              -        375,295               -              -
Unrealized foreign exchange gain (loss) on other
 assets and liabilities...............................              -       (428,268)         41,099           (412)
                                                       -------------- --------------  -------------- --------------
   NET ASSETS......................................... $   10,873,002 $  493,944,862  $  148,171,299 $  374,189,298
                                                       ============== ==============  ============== ==============
CAPITAL SHARES:
   Authorized (Par value $0.01 per share).............  1,000,000,000  1,000,000,000   1,000,000,000  1,000,000,000
   Outstanding........................................      1,069,023     65,339,922      11,362,306     46,351,660
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE........................ $        10.17 $         7.56  $        13.04 $         8.07
                                                       ============== ==============  ============== ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..... $    9,868,264 $  440,813,948  $  136,041,048 $  329,010,719
                                                       ============== ==============  ============== ==============
   Long-term investment securities (affiliated)....... $            - $            -  $            - $            -
                                                       ============== ==============  ============== ==============
   Short-term investment securities................... $    1,517,000 $    9,905,392  $            - $   89,319,045
                                                       ============== ==============  ============== ==============
   Foreign cash....................................... $            - $    4,146,720  $      744,441 $    1,596,499
                                                       ============== ==============  ============== ==============
  @Premiums received on options written............... $            - $            -  $            - $            -
                                                       ============== ==============  ============== ==============
  +Including securities on loan....................... $            - $    8,889,110  $            - $   83,973,748
                                                       ============== ==============  ============== ==============

                                                          LARGE CAP     LARGE CAPITAL     MID CAP       MID CAPITAL
                                                           GROWTH          GROWTH          INDEX          GROWTH
                                                            FUND            FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value
 (unaffiliated)*+..................................... $  363,713,738  $    9,686,215  $1,875,798,845 $    8,984,486
Long-term investment securities, at value
 (affiliated)*+.......................................              -               -               -              -
Short-term investment securities, at value*...........      9,750,550               -     265,913,300        884,000
Repurchase agreements (cost equals market value)......              -          97,000       9,367,000              -
                                                       --------------  --------------  -------------- --------------
Total Investments.....................................    373,464,288       9,783,215   2,151,079,145      9,868,486
                                                       --------------  --------------  -------------- --------------
Cash..................................................              -          64,780               -         13,708
Foreign cash*.........................................              -               -               -              -
Receivable for-
   Fund shares sold...................................         70,905               -       2,369,506              -
   Dividends and interest.............................        419,439          12,240       1,702,653          4,271
   Investments sold...................................      4,249,377          36,136       3,910,015        111,872
Prepaid expenses and other assets.....................          9,691             171          50,818            169
Due from investment adviser for expense
 reimbursements/fee waivers...........................         11,292          45,915               -         45,548
Variation margin on futures contracts.................              -               -               -              -
Collateral received for securities loaned.............              -               -          40,673              -
Unrealized appreciation on forward currency
 contracts............................................              -               -               -              -
                                                       --------------  --------------  -------------- --------------
TOTAL ASSETS..........................................    378,224,992       9,942,457   2,159,152,810     10,044,054
                                                       --------------  --------------  -------------- --------------
LIABILITIES
Payable for-
   Fund shares redeemed...............................        228,484               -         340,963              -
   Investments purchased..............................      2,386,404          32,065       6,156,653          7,123
   Investment advisory and management fees............        260,217           6,141         438,711          5,735
   Administrative service fee.........................         21,429             573         110,948            573
   Transfer agent fees and expenses...................            154             502           2,054            502
   Directors' fees and expenses.......................        102,579             570         276,340            572
   Other accrued expenses.............................         84,515          53,377         261,134         53,341
Variation margin on futures contracts.................              -               -          16,275              -
Collateral upon return of securities loaned...........      9,750,550               -     225,904,096              -
Due to custodian......................................         98,817               -         311,705              -
Due to custodian for foreign cash*....................              -               -               -              -
Call and put options written, at value@...............              -               -               -              -
                                                       --------------  --------------  -------------- --------------
TOTAL LIABILITIES.....................................     12,933,149          93,228     233,818,879         67,846
                                                       --------------  --------------  -------------- --------------
NET ASSETS............................................ $  365,291,843  $    9,849,229  $1,925,333,931 $    9,976,208
                                                       ==============  ==============  ============== ==============
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share........ $      571,968  $       10,001  $      897,037 $       10,002
Additional paid-in capital............................    675,625,428       9,991,069   1,539,636,266      9,973,947
Accumulated undistributed net investment income
 (loss)...............................................        172,809          11,595         219,700           (327)
Accumulated undistributed net realized gain (loss)
 on investments, futures contracts, options contracts,
 and foreign exchange transactions....................   (332,824,034)       (375,192)     69,615,493       (304,935)
Unrealized appreciation (depreciation) on
 investments..........................................     21,745,672         211,756     314,181,360        297,521
Unrealized appreciation (depreciation) on futures
 contracts and options contracts......................              -               -         784,075              -
Unrealized foreign exchange gain (loss) on other
 assets and liabilities...............................              -               -               -              -
                                                       --------------  --------------  -------------- --------------
   NET ASSETS......................................... $  365,291,843  $    9,849,229  $1,925,333,931 $    9,976,208
                                                       ==============  ==============  ============== ==============
CAPITAL SHARES:
   Authorized (Par value $0.01 per share).............  1,000,000,000   1,000,000,000   1,000,000,000  1,000,000,000
   Outstanding........................................     57,196,816       1,000,106      89,703,745      1,000,154
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE........................ $         6.39  $         9.85  $        21.46 $         9.97
                                                       ==============  ==============  ============== ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..... $  341,968,066  $    9,474,459  $1,561,617,485 $    8,686,965
                                                       ==============  ==============  ============== ==============
   Long-term investment securities (affiliated)....... $            -  $            -  $            - $            -
                                                       ==============  ==============  ============== ==============
   Short-term investment securities................... $    9,750,550  $            -  $  265,913,300 $      884,000
                                                       ==============  ==============  ============== ==============
   Foreign cash....................................... $            -  $            -  $            - $            -
                                                       ==============  ==============  ============== ==============
  @Premiums received on options written............... $            -  $            -  $            - $            -
                                                       ==============  ==============  ============== ==============
  +Including securities on loan....................... $    9,708,188  $            -  $  220,271,448 $            -
                                                       ==============  ==============  ============== ==============

See Notes to Financial Statements

 May 31, 2005      STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED        123

                                                           MONEY       NASDAQ-100(R)     SCIENCE &
                                                          MARKET I         INDEX         TECHNOLOGY       SMALL CAP
                                                            FUND           FUND             FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value
 (unaffiliated)*+..................................... $            - $   87,609,925  $ 1,184,539,048  $  599,714,419
Long-term investment securities, at value
 (affiliated)*+.......................................              -              -                -         738,469
Short-term investment securities, at value*...........    402,585,467      8,059,912      140,336,525     113,107,608
Repurchase agreements (cost equals market value)......      6,473,000      2,395,000                -               -
                                                       -------------- --------------  ---------------  --------------
Total Investments.....................................    409,058,467     98,064,837    1,324,875,573     713,560,496
                                                       -------------- --------------  ---------------  --------------
Cash..................................................         19,883            694                -           1,160
Foreign cash*.........................................              -              -           82,449               -
Receivable for-
   Fund shares sold...................................        570,715        205,380          290,844         113,648
   Dividends and interest.............................        336,128         62,128          968,728         254,314
   Investments sold...................................              -              -        9,430,481      11,203,485
Prepaid expenses and other assets.....................         15,210          2,127           49,570          14,531
Due from investment adviser for expense
 reimbursements/fee waivers...........................          2,151              -                -          65,720
Variation margin on futures contracts.................              -              -                -               -
Collateral received for securities loaned.............              -              -                -               -
Unrealized appreciation on forward currency
 contracts............................................              -              -                -               -
                                                       -------------- --------------  ---------------  --------------
TOTAL ASSETS..........................................    410,002,554     98,335,166    1,335,697,645     725,213,354
                                                       -------------- --------------  ---------------  --------------
LIABILITIES:
Payable for-
   Fund shares redeemed...............................      1,666,952        106,306          944,752         503,663
   Investments purchased..............................              -              -        4,888,542       7,423,266
   Investment advisory and management fees............        175,830         29,546          896,898         455,336
   Administrative service fee.........................         24,616          5,171           69,759          35,415
   Transfer agent fees and expenses...................          2,513          1,269            1,581             156
   Directors' fees and expenses.......................        126,396         14,270          273,384         130,640
   Other accrued expenses.............................         72,794         50,540          189,305         122,573
Variation margin on futures contracts.................              -         12,600                -               -
Collateral upon return of securities loaned...........              -      7,595,585      118,197,215     109,619,614
Due to custodian......................................              -              -                -               -
Due to custodian for foreign cash*....................              -              -                -               -
Call and put options written, at value@...............              -              -                -               -
                                                       -------------- --------------  ---------------  --------------
TOTAL LIABILITIES.....................................      2,069,101      7,815,287      125,461,436     118,290,663
                                                       -------------- --------------  ---------------  --------------
NET ASSETS............................................ $  407,933,453 $   90,519,879  $ 1,210,236,209  $  606,922,691
                                                       ============== ==============  ===============  ==============
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share........ $    4,079,336 $      211,472  $     1,074,292  $      551,010
Additional paid-in capital............................    403,854,117     87,151,587    2,860,579,420     566,760,854
Accumulated undistributed net investment income
 (loss)...............................................              -         18,672         (192,512)        (55,639)
Accumulated undistributed net realized gain (loss)
 on investments, futures contracts, options contracts,
 and foreign exchange transactions....................              -    (10,734,518)  (1,760,030,451)    (31,320,149)
Unrealized appreciation (depreciation) on
 investments..........................................              -     13,858,586      108,807,877      70,986,615
Unrealized appreciation (depreciation) on futures
 contracts and options contracts......................              -         14,080                -               -
Unrealized foreign exchange gain (loss) on other
 assets and liabilities...............................              -              -           (2,417)              -
                                                       -------------- --------------  ---------------  --------------
   NET ASSETS......................................... $  407,933,453 $   90,519,879  $ 1,210,236,209  $  606,922,691
                                                       ============== ==============  ===============  ==============
CAPITAL SHARES:
   Authorized (Par value $0.01 per share).............  1,000,000,000  1,000,000,000    1,000,000,000   1,000,000,000
   Outstanding........................................    407,933,576     21,147,155      107,429,246      55,100,982
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE........................ $         1.00 $         4.28  $         11.27  $        11.01
                                                       ============== ==============  ===============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..... $            - $   73,751,339  $ 1,075,731,171  $  528,654,458
                                                       ============== ==============  ===============  ==============
   Long-term investment securities (affiliated)....... $            - $            -  $             -  $      811,815
                                                       ============== ==============  ===============  ==============
   Short-term investment securities................... $  402,585,467 $    8,059,912  $   140,336,525  $  113,107,608
                                                       ============== ==============  ===============  ==============
   Foreign cash....................................... $            - $            -  $        84,714  $            -
                                                       ============== ==============  ===============  ==============
  @Premiums received on options written............... $            - $            -  $             -  $            -
                                                       ============== ==============  ===============  ==============
  +Including securities on loan....................... $            - $    7,354,973  $   113,531,208  $  106,888,018
                                                       ============== ==============  ===============  ==============

                                                         SMALL CAP        SOCIAL          STOCK
                                                           INDEX         AWARENESS        INDEX
                                                           FUND            FUND           FUND         VALUE FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value
 (unaffiliated)*+..................................... $  648,469,245 $  390,973,886  $4,386,804,777 $   21,909,947
Long-term investment securities, at value
 (affiliated)*+.......................................        360,397      2,341,988      58,905,220              -
Short-term investment securities, at value*...........    206,026,731      8,456,737     346,239,776              -
Repurchase agreements (cost equals market value)......      5,134,000      2,726,000       7,489,000        851,000
                                                       -------------- --------------  -------------- --------------
Total Investments.....................................    859,990,373    404,498,611   4,799,438,773     22,760,947
                                                       -------------- --------------  -------------- --------------
Cash..................................................        133,920            213             637         25,270
Foreign cash*.........................................              -              -               -              -
Receivable for-
   Fund shares sold...................................      1,635,313        124,850       2,360,856         61,483
   Dividends and interest.............................        374,196        594,961       7,707,812         38,955
   Investments sold...................................        821,854              -               -        217,218
Prepaid expenses and other assets.....................         15,946         11,497         178,001            396
Due from investment adviser for expense
 reimbursements/fee waivers...........................              -              -               -          2,081
Variation margin on futures contracts.................              -              -               -              -
Collateral received for securities loaned.............        673,646              -               -              -
Unrealized appreciation on forward currency
 contracts............................................              -              -               -              -
                                                       -------------- --------------  -------------- --------------
TOTAL ASSETS..........................................    863,645,248    405,230,132   4,809,686,079     23,106,350
                                                       -------------- --------------  -------------- --------------
LIABILITIES:
Payable for-
   Fund shares redeemed...............................        144,773        189,740       1,055,388          1,199
   Investments purchased..............................        624,658              -               -        165,982
   Investment advisory and management fees............        182,516        166,309         981,261         14,786
   Administrative service fee.........................         39,214         23,283         262,863          1,327
   Transfer agent fees and expenses...................          1,577            234           2,589            156
   Directors' fees and expenses.......................         73,902         83,020         870,531          2,940
   Other accrued expenses.............................        119,447         72,689         568,826         29,593
Variation margin on futures contracts.................         92,325         23,700         165,900              -
Collateral upon return of securities loaned...........    175,800,097      8,107,663     334,632,421              -
Due to custodian......................................              -              -               -              -
Due to custodian for foreign cash*....................              -              -               -              -
Call and put options written, at value@...............              -              -               -              -
                                                       -------------- --------------  -------------- --------------
TOTAL LIABILITIES.....................................    177,078,509      8,666,638     338,539,779        215,983
                                                       -------------- --------------  -------------- --------------
NET ASSETS............................................ $  686,566,739 $  396,563,494  $4,471,146,300 $   22,890,367
                                                       ============== ==============  ============== ==============
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share........ $      452,997 $      204,607  $    1,389,961 $       20,534
Additional paid-in capital............................    590,665,497    393,211,259   2,982,675,307     20,680,971
Accumulated undistributed net investment income
 (loss)...............................................        102,579        120,388       1,622,459         86,109
Accumulated undistributed net realized gain (loss)
 on investments, futures contracts, options contracts,
 and foreign exchange transactions....................     23,648,702    (26,967,697)     68,809,390        810,437
Unrealized appreciation (depreciation) on
 investments..........................................     71,379,564     30,000,637   1,416,475,683      1,292,316
Unrealized appreciation (depreciation) on futures
 contracts and options contracts......................        317,400         (5,700)        173,500              -
Unrealized foreign exchange gain (loss) on other
 assets and liabilities...............................              -              -               -              -
                                                       -------------- --------------  -------------- --------------
   NET ASSETS......................................... $  686,566,739 $  396,563,494  $4,471,146,300 $   22,890,367
                                                       ============== ==============  ============== ==============
CAPITAL SHARES:
   Authorized (Par value $0.01 per share).............  1,000,000,000  1,000,000,000   1,000,000,000  1,000,000,000
   Outstanding........................................     45,299,712     20,460,680     138,996,109      2,053,421
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE........................ $        15.16 $        19.38  $        32.17 $        11.15
                                                       ============== ==============  ============== ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..... $  577,114,736 $  361,052,746  $2,995,729,230 $   20,617,631
                                                       ============== ==============  ============== ==============
   Long-term investment securities (affiliated)....... $      335,342 $    2,262,491  $   33,505,084 $            -
                                                       ============== ==============  ============== ==============
   Short-term investment securities................... $  206,026,731 $    8,456,737  $  346,239,776 $            -
                                                       ============== ==============  ============== ==============
   Foreign cash....................................... $            - $            -  $            - $            -
                                                       ============== ==============  ============== ==============
  @Premiums received on options written............... $            - $            -  $            - $            -
                                                       ============== ==============  ============== ==============
  +Including securities on loan....................... $  170,614,585 $    7,919,012  $  325,974,727 $            -
                                                       ============== ==============  ============== ==============

See Notes to Financial Statements

124                  STATEMENTS OF OPERATIONS                    For the Year Ended May 31, 2005

                                                                          ASSET      BLUE CHIP    CAPITAL
                                                                        ALLOCATION    GROWTH    CONSERVATION CORE EQUITY
                                                                           FUND        FUND         FUND        FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (unaffiliated).............................................. $ 2,152,843  $  697,353   $        -  $12,159,157
Dividends (affiliated)................................................       8,585       1,020            -       28,214
Securities lending income.............................................           -       1,512        5,650            -
Interest (unaffiliated)...............................................   3,317,203         176    3,855,150      126,520
Interest (affiliated).................................................       2,845           -        2,032            -
                                                                       -----------  ----------   ----------  -----------
   Total investment income*...........................................   5,481,476     700,061    3,862,832   12,313,891
                                                                       -----------  ----------   ----------  -----------
EXPENSES:
Investment advisory and management fees...............................     970,558     361,858      426,719    4,578,808
Administrative service fee............................................     135,878      31,663       59,741      400,646
Transfer agent fees and expenses......................................       1,262       1,272        1,262        1,683
Custodian fees........................................................      45,490      52,580       51,289      176,269
Reports to shareholders...............................................      32,299      10,300       13,136       37,125
Audit and tax fees....................................................      27,873      25,659       28,896       29,406
Legal fees............................................................       5,548       2,618        3,361       13,822
Directors' fees and expenses..........................................      17,726       4,262        7,704       52,678
Interest expense......................................................           -           -            -          263
Other expenses........................................................      18,295       6,057        5,902       42,001
                                                                       -----------  ----------   ----------  -----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly..........................................   1,254,929     496,269      598,010    5,332,701
                                                                       -----------  ----------   ----------  -----------
   Fees waived and expenses reimbursed by investment adviser
    (Note 4)..........................................................           -      (9,180)           -     (467,717)
   Fees paid indirectly (Note 8)......................................           -      (2,522)           -      (65,298)
                                                                       -----------  ----------   ----------  -----------
   Net expenses.......................................................   1,254,929     484,567      598,010    4,799,686
                                                                       -----------  ----------   ----------  -----------
Net investment income (loss)..........................................   4,226,547     215,494    3,264,822    7,514,205
                                                                       -----------  ----------   ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)..............   8,763,241   1,641,670       50,318    6,863,179
  Net realized gain (loss) on investments (affiliated)................           -           -            -      309,093
  Net realized gain (loss) on futures contracts and options
   contracts..........................................................   1,791,342           -            -            -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities........................................................           -      (1,316)           -            -
  Net realized gain (loss) on disposal of investments in violation of
   investments restrictions (Note 4)..................................           -           -            -            -
                                                                       -----------  ----------   ----------  -----------
Net realized gain (loss) on investments and foreign currencies........  10,554,583   1,640,354       50,318    7,172,272
                                                                       -----------  ----------   ----------  -----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated).........................................    (213,075)  1,193,177    1,635,561   22,431,310
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)...........................................    (448,885)    (53,250)        (498)  (1,385,675)
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts....................................    (156,938)          -            -            -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities.............................................          (1)        (44)           -            -
                                                                       -----------  ----------   ----------  -----------
Net unrealized gain (loss) on investments and foreign currencies......    (818,899)  1,139,883    1,635,063   21,045,635
                                                                       -----------  ----------   ----------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies...........................................................   9,735,684   2,780,237    1,685,381   28,217,907
                                                                       -----------  ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................... $13,962,231  $2,995,731   $4,950,203  $35,732,112
                                                                       ===========  ==========   ==========  ===========
*Net of foreign withholding taxes on interest and dividends of........ $     1,389  $    2,792   $    1,697  $    78,188
                                                                       -----------  ----------   ----------  -----------

                                                                       GOVERNMENT   GROWTH &       HEALTH       INCOME &
                                                                       SECURITIES    INCOME       SCIENCES       GROWTH
                                                                          FUND        FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (unaffiliated).............................................. $        - $ 3,897,631  $     484,917  $ 6,657,724
Dividends (affiliated)................................................          -       3,857              -            -
Securities lending income.............................................      5,997       6,647         67,313       43,270
Interest (unaffiliated)...............................................  5,185,325      70,637             31        3,050
Interest (affiliated).................................................          -           -              -            -
                                                                       ---------- -----------  -------------  -----------
   Total investment income*...........................................  5,191,322   3,978,772        552,261    6,704,044
                                                                       ---------- -----------  -------------  -----------
EXPENSES:
Investment advisory and management fees...............................    703,046   1,320,789      1,507,528    1,792,038
Administrative service fee............................................     98,426     123,274        105,527      162,912
Transfer agent fees and expenses......................................      1,683       1,262          1,272        1,272
Custodian fees........................................................     51,200      52,729         51,152       54,462
Reports to shareholders...............................................     20,250      25,077         34,401       36,846
Audit and tax fees....................................................     27,403      25,090         29,405       26,096
Legal fees............................................................      4,572       5,198          4,641        6,338
Directors' fees and expenses..........................................     13,091      16,092         13,624       21,481
Interest expense......................................................          -           -              -        3,130
Other expenses........................................................     11,830      23,898         12,346       18,335
                                                                       ---------- -----------  -------------  -----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly..........................................    931,501   1,593,409      1,759,896    2,122,910
                                                                       ---------- -----------  -------------  -----------
   Fees waived and expenses reimbursed by investment adviser
    (Note 4)..........................................................          -     (96,514)             -     (191,233)
   Fees paid indirectly (Note 8)......................................          -           -        (16,441)           -
                                                                       ---------- -----------  -------------  -----------
   Net expenses.......................................................    931,501   1,496,895      1,743,455    1,931,677
                                                                       ---------- -----------  -------------  -----------
Net investment income (loss)..........................................  4,259,821   2,481,877     (1,191,194)   4,772,367
                                                                       ---------- -----------  -------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)..............    327,903   9,709,918      9,391,865   15,876,721
  Net realized gain (loss) on investments (affiliated)................          -   1,385,006              -            -
  Net realized gain (loss) on futures contracts and options
   contracts..........................................................          -           -      2,592,221            -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities........................................................          -           -         (9,268)           -
  Net realized gain (loss) on disposal of investments in violation of
   investments restrictions (Note 4)..................................     42,783           -              -            -
                                                                       ---------- -----------  -------------  -----------
Net realized gain (loss) on investments and foreign currencies........    370,686  11,094,924     11,974,818   15,876,721
                                                                       ---------- -----------  -------------  -----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated).........................................  4,382,017   5,482,334    (13,173,532)   3,926,751
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)...........................................          -  (1,456,682)             -            -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts....................................          -           -         76,694            -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities.............................................          -           -           (986)           -
                                                                       ---------- -----------  -------------  -----------
Net unrealized gain (loss) on investments and foreign currencies......  4,382,017   4,025,652    (13,097,824)   3,926,751
                                                                       ---------- -----------  -------------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies...........................................................  4,752,703  15,120,576     (1,123,006)  19,803,472
                                                                       ---------- -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................... $9,012,524 $17,602,453  $  (2,314,200) $24,575,839
                                                                       ========== ===========  =============  ===========
*Net of foreign withholding taxes on interest and dividends of........ $        - $    15,867  $       7,949  $     2,317
                                                                       ---------- -----------  -------------  -----------

See Notes to Financial Statements

For the Year Ended May 31, 2005            STATEMENTS OF OPERATIONS - CONTINUED              125

                                                                    INFLATION INTERNATIONAL INTERNATIONAL INTERNATIONAL
                                                                    PROTECTED   EQUITIES     GOVERNMENT     GROWTH I
                                                                      FUND#       FUND        BOND FUND       FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................... $      -   $ 9,281,161   $     3,662   $ 7,224,865
Dividends (affiliated).............................................        -             -             -             -
Securities lending income..........................................        -        11,005            15       354,812
Interest (unaffiliated)............................................  155,761       360,830     6,647,601       162,616
Interest (affiliated)..............................................        -             -             -             -
                                                                    --------   -----------   -----------   -----------
   Total investment income*........................................  155,761     9,652,996     6,651,278     7,742,293
                                                                    --------   -----------   -----------   -----------
EXPENSES:
Investment advisory and management fees............................   14,643     1,190,099       744,522     3,677,792
Administrative service fee.........................................    2,050       238,020       104,233       268,660
Transfer agent fees and expenses...................................      812        10,344           414           842
Custodian fees.....................................................   20,127       680,025        97,247       815,577
Reports to shareholders............................................    2,667        59,309        25,216        59,487
Audit and tax fees.................................................   22,254        46,947        34,974        43,852
Legal fees.........................................................    2,419         7,075         4,601         9,340
Directors' fees and expenses.......................................      636        27,836        13,673        35,189
Interest expense...................................................        -             -             -           102
Other expenses.....................................................      904        16,752         9,728        29,450
                                                                    --------   -----------   -----------   -----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly.......................................   66,512     2,276,407     1,034,608     4,940,291
                                                                    --------   -----------   -----------   -----------
   Fees waived and expenses reimbursed by investment adviser
    (Note 4).......................................................  (47,476)            -             -    (1,002,007)
   Fees paid indirectly (Note 8)...................................        -             -             -             -
                                                                    --------   -----------   -----------   -----------
   Net expenses....................................................   19,036     2,276,407     1,034,608     3,938,284
                                                                    --------   -----------   -----------   -----------
Net investment income (loss).......................................  136,725     7,376,589     5,616,670     3,804,009
                                                                    --------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)...........    3,889     4,340,616     8,738,267    43,946,750
  Net realized gain (loss) on investments (affiliated).............        -             -             -             -
  Net realized gain (loss) on futures contracts and options
   contracts.......................................................        -     1,182,435             -             -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities.....................................................        -      (467,506)        3,007       (52,787)
  Net realized gain (loss) on disposal of investments in violation
   of investments restrictions (Note 4)............................        -         2,569             -             -
                                                                    --------   -----------   -----------   -----------
Net realized gain (loss) on investments and foreign currencies.....    3,889     5,058,114     8,741,274    43,893,963
                                                                    --------   -----------   -----------   -----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)......................................  112,510    22,575,595     2,702,603    (9,212,931)
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)........................................        -             -             -             -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts.................................        -       301,768             -             -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities..........................................        -      (207,566)       52,411       (22,987)
                                                                    --------   -----------   -----------   -----------
Net unrealized gain (loss) on investments and foreign currencies...  112,510    22,669,797     2,755,014    (9,235,918)
                                                                    --------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies........................................................  116,399    27,727,911    11,496,288    34,658,045
                                                                    --------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................ $253,124   $35,104,500   $17,112,958   $38,462,054
                                                                    ========   ===========   ===========   ===========
*Net of foreign withholding taxes on interest and dividends of..... $    205   $   857,888   $     5,762   $   693,593
                                                                    --------   -----------   -----------   -----------

                                                                      LARGE CAP   LARGE CAPITAL    MIDCAP    MID CAPITAL
                                                                       GROWTH        GROWTH        INDEX       GROWTH
                                                                        FUND          FUND#         FUND        FUND#
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................... $  5,990,824    $  46,890   $ 22,053,345  $  15,842
Dividends (affiliated).............................................            -            -              -          -
Securities lending income..........................................       10,437            -        368,685          -
Interest (unaffiliated)............................................       95,594        2,844        835,704      4,924
Interest (affiliated)..............................................            -            -              -          -
                                                                    ------------    ---------   ------------  ---------
   Total investment income*........................................    6,096,855       49,734     23,257,734     20,766
                                                                    ------------    ---------   ------------  ---------
EXPENSES:
Investment advisory and management fees............................    3,453,615       32,708      4,793,800     30,588
Administrative service fee.........................................      278,548        3,053      1,202,264      3,059
Transfer agent fees and expenses...................................          959          812         11,201        812
Custodian fees.....................................................       79,720       53,884        242,545     53,884
Reports to shareholders............................................       63,469        5,213        349,125      5,256
Audit and tax fees.................................................       24,962       19,135         41,947     19,135
Legal fees.........................................................       10,071        2,417         35,919      2,408
Directors' fees and expenses.......................................       38,515          785        152,707        786
Interest expense...................................................       11,515            -              -          -
Other expenses.....................................................       33,629          975        126,204      1,048
                                                                    ------------    ---------   ------------  ---------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly.......................................    3,995,003      118,982      6,955,712    116,976
                                                                    ------------    ---------   ------------  ---------
   Fees waived and expenses reimbursed by investment adviser
    (Note 4).......................................................      (90,553)     (81,913)             -    (79,834)
   Fees paid indirectly (Note 8)...................................            -            -              -          -
                                                                    ------------    ---------   ------------  ---------
   Net expenses....................................................    3,904,450       37,069      6,955,712     37,142
                                                                    ------------    ---------   ------------  ---------
Net investment income (loss).......................................    2,192,405       12,665     16,302,022    (16,376)
                                                                    ------------    ---------   ------------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)...........   21,772,310     (375,192)    74,282,819   (304,935)
  Net realized gain (loss) on investments (affiliated).............            -            -              -          -
  Net realized gain (loss) on futures contracts and options
   contracts.......................................................            -            -      4,608,109          -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities.....................................................            -            -              -         (2)
  Net realized gain (loss) on disposal of investments in violation
   of investments restrictions (Note 4)............................            -            -              -          -
                                                                    ------------    ---------   ------------  ---------
Net realized gain (loss) on investments and foreign currencies.....   21,772,310     (375,192)    78,890,928   (304,937)
                                                                    ------------    ---------   ------------  ---------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)......................................  (12,503,854)     211,756    129,101,995    297,521
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)........................................            -            -              -          -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts.................................            -            -        365,232          -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities..........................................            -            -              -          -
                                                                    ------------    ---------   ------------  ---------
Net unrealized gain (loss) on investments and foreign currencies...  (12,503,854)     211,756    129,467,227    297,521
                                                                    ------------    ---------   ------------  ---------
Net realized and unrealized gain (loss) on investments and foreign
 currencies........................................................    9,268,456     (163,436)   208,358,155     (7,416)
                                                                    ------------    ---------   ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................ $ 11,460,861    $(150,771)  $224,660,177  $ (23,792)
                                                                    ============    =========   ============  =========
*Net of foreign withholding taxes on interest and dividends of..... $      8,023    $     359   $          -  $     144
                                                                    ------------    ---------   ------------  ---------

--------
#  For the period December 20, 2004 through May 31, 2005.

See Notes to Financial Statements

126            STATEMENTS OF OPERATIONS - CONTINUED              For the Year Ended May 31, 2005

                                                                      MONEY     NASDAQ-100(R)  SCIENCE &
                                                                     MARKET I       INDEX      TECHNOLOGY    SMALL CAP
                                                                       FUND         FUND          FUND         FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................... $        -   $1,152,815   $ 12,463,682  $ 4,563,076
Dividends (affiliated).............................................          -            -              -            -
Securities lending income..........................................          -       17,937        169,615      182,650
Interest (unaffiliated)............................................  8,698,122       85,829            783       23,003
Interest (affiliated)..............................................          -            -              -            -
                                                                    ----------   ----------   ------------  -----------
   Total investment income*........................................  8,698,122    1,256,581     12,634,080    4,768,729
                                                                    ----------   ----------   ------------  -----------
EXPENSES:
Investment advisory and management fees............................  2,168,600      365,334     11,316,300    5,507,596
Administrative service fee.........................................    303,604       63,933        880,157      428,369
Transfer agent fees and expenses...................................     13,654        6,974          8,651          841
Custodian fees.....................................................     52,340       52,695        196,279      184,875
Reports to shareholders............................................     25,017       17,126        220,432      153,079
Audit and tax fees.................................................     19,109       26,378         69,263       27,311
Legal fees.........................................................      1,893        3,454         28,378       14,163
Directors' fees and expenses.......................................     32,996        8,673        115,964       56,571
Interest expense...................................................          -            -            392          707
Other expenses.....................................................     18,158       48,485         88,393       51,377
                                                                    ----------   ----------   ------------  -----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly.......................................  2,635,371      593,052     12,924,209    6,424,889
                                                                    ----------   ----------   ------------  -----------
   Fees waived and expenses reimbursed by investment adviser
    (Note 4).......................................................   (146,265)           -              -     (611,317)
   Fees paid indirectly (Note 8)...................................          -            -       (142,074)           -
                                                                    ----------   ----------   ------------  -----------
   Net expenses....................................................  2,489,106      593,052     12,782,135    5,813,572
                                                                    ----------   ----------   ------------  -----------
Net investment income (loss).......................................  6,209,016      663,529       (148,055)  (1,044,843)
                                                                    ----------   ----------   ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)...........          -     (510,802)    76,322,934   85,117,727
  Net realized gain (loss) on investments (affiliated).............          -            -              -       (2,618)
  Net realized gain (loss) on futures contracts and options
   contracts.......................................................          -      206,048              -            -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities.....................................................          -            -         (3,300)           -
  Net realized gain (loss) on disposal of investments in violation
   of investments restrictions (Note 4)............................          -            -              -       (7,828)
                                                                    ----------   ----------   ------------  -----------
Net realized gain (loss) on investments and foreign currencies.....          -     (304,754)    76,319,634   85,107,281
                                                                    ----------   ----------   ------------  -----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)......................................          -    4,160,826    (64,399,686)  (9,251,674)
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)........................................          -            -              -      (73,346)
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts.................................          -     (173,082)             -            -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities..........................................          -            -         (4,981)           -
                                                                    ----------   ----------   ------------  -----------
Net unrealized gain (loss) on investments and foreign
 currencies........................................................          -    3,987,744    (64,404,667)  (9,325,020)
                                                                    ----------   ----------   ------------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies........................................................          -    3,682,990     11,914,967   75,782,261
                                                                    ----------   ----------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................ $6,209,016   $4,346,519   $ 11,766,912  $74,737,418
                                                                    ==========   ==========   ============  ===========
*Net of foreign withholding taxes on interest and dividends of..... $        -   $    2,624   $    102,631  $     4,468
                                                                    ----------   ----------   ------------  -----------

                                                                     SMALL CAP     SOCIAL         STOCK
                                                                       INDEX      AWARENESS       INDEX
                                                                       FUND         FUND          FUND      VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................... $ 6,135,859  $ 8,042,431  $ 90,467,455  $  326,581
Dividends (affiliated).............................................       1,173       14,334       355,749           -
Securities lending income..........................................     414,419       15,780       189,988           -
Interest (unaffiliated)............................................     764,368      269,469       618,586      11,295
Interest (affiliated)..............................................           -            -             -           -
                                                                    -----------  -----------  ------------  ----------
   Total investment income*........................................   7,315,819    8,342,014    91,631,778     337,876
                                                                    -----------  -----------  ------------  ----------
EXPENSES:
Investment advisory and management fees............................   1,966,633    2,037,289    11,384,135     140,188
Administrative service fee.........................................     411,337      285,220     3,047,558      12,581
Transfer agent fees and expenses...................................       8,576        1,262        14,042         843
Custodian fees.....................................................     109,522       82,564       516,042      52,675
Reports to shareholders............................................      99,440       66,802       697,439       8,200
Audit and tax fees.................................................      33,479       27,380        67,480      25,095
Legal fees.........................................................      12,983       10,201        92,928       3,698
Directors' fees and expenses.......................................      51,593       37,024       391,122       1,728
Interest expense...................................................           -            -             -           -
Other expenses.....................................................      31,769       27,747       325,957       5,290
                                                                    -----------  -----------  ------------  ----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly.......................................   2,725,332    2,575,489    16,536,703     250,298
                                                                    -----------  -----------  ------------  ----------
   Fees waived and expenses reimbursed by investment adviser
    (Note 4).......................................................           -            -             -     (20,058)
   Fees paid indirectly (Note 8)...................................           -            -             -           -
                                                                    -----------  -----------  ------------  ----------
   Net expenses....................................................   2,725,332    2,575,489    16,536,703     230,240
                                                                    -----------  -----------  ------------  ----------
Net investment income (loss).......................................   4,590,487    5,766,525    75,095,075     107,636
                                                                    -----------  -----------  ------------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)...........  21,989,486   17,927,832    89,849,460   2,329,641
  Net realized gain (loss) on investments (affiliated).............       9,404            -     1,044,039           -
  Net realized gain (loss) on futures contracts and options
   contracts.......................................................   3,197,537      441,679     2,226,349           -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities.....................................................           -            -             -           -
  Net realized gain (loss) on disposal of investments in violation
   of investments restrictions (Note 4)............................           -            -             -       8,193
                                                                    -----------  -----------  ------------  ----------
Net realized gain (loss) on investments and foreign currencies.....  25,196,427   18,369,511    93,119,848   2,337,834
                                                                    -----------  -----------  ------------  ----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)......................................  21,735,932    7,224,141   180,982,108    (154,895)
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)........................................      (8,799)    (748,340)  (19,710,401)          -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts.................................     509,849      (68,310)       (3,558)          -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities..........................................           -            -             -           -
                                                                    -----------  -----------  ------------  ----------
Net unrealized gain (loss) on investments and foreign
 currencies........................................................  22,236,982    6,407,491   161,268,149    (154,895)
                                                                    -----------  -----------  ------------  ----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies........................................................  47,433,409   24,777,002   254,387,997   2,182,939
                                                                    -----------  -----------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................ $52,023,896  $30,543,527  $329,483,072  $2,290,575
                                                                    ===========  ===========  ============  ==========
*Net of foreign withholding taxes on interest and dividends of..... $     1,856  $         -  $          -  $    6,113
                                                                    -----------  -----------  ------------  ----------

See Notes to Financial Statements

                     STATEMENTS OF CHANGES IN NET ASSETS              127

                                                                   ASSET ALLOCATION               BLUE CHIP
                                                                         FUND                    GROWTH FUND
                                                              --------------------------  ------------------------
                                                                For the       For the       For the      For the
                                                               Year Ended    Year Ended    Year Ended   Year Ended
                                                                May 31,       May 31,       May 31,      May 31,
                                                                  2005          2004          2005         2004
                                                              ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $  4,226,547  $  2,610,459  $   215,494  $    (1,661)
   Net realized gain (loss) on investments and foreign
    currencies...............................................   10,554,583     8,441,334    1,640,354      481,154
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................     (818,899)    6,954,886    1,139,883    4,305,576
                                                              ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 operations..................................................   13,962,231    18,006,679    2,995,731    4,785,069
                                                              ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................   (4,250,003)   (2,840,003)    (168,526)           -
   Net realized gain on securities...........................   (7,242,855)   (1,991,629)           -            -
                                                              ------------  ------------  -----------  -----------
Total distributions to shareholders..........................  (11,492,858)   (4,831,632)    (168,526)           -
                                                              ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................   (7,460,401)   14,368,450    5,442,129   11,855,613
                                                              ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................   (4,991,028)   27,543,497    8,269,334   16,640,682
NET ASSETS:
Beginning of period..........................................  192,300,502   164,757,005   40,368,809   23,728,127
                                                              ------------  ------------  -----------  -----------
End of period+............................................... $187,309,474  $192,300,502  $48,638,143  $40,368,809
                                                              ============  ============  ===========  ===========
+ Includes accumulated undistributed net investment
 income (loss)............................................... $    171,032  $     74,477  $    43,175  $    (2,477)
                                                              ============  ============  ===========  ===========

                                                                 CAPITAL CONSERVATION
                                                                         FUND                 CORE EQUITY FUND
                                                              -------------------------  --------------------------
                                                                For the      For the       For the       For the
                                                               Year Ended   Year Ended    Year Ended    Year Ended
                                                                May 31,      May 31,       May 31,       May 31,
                                                                  2005         2004          2005          2004
                                                              -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $ 3,264,822  $  2,370,366  $  7,514,205  $  5,357,719
   Net realized gain (loss) on investments and foreign
    currencies...............................................      50,318       554,415     7,172,272   (17,473,405)
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................   1,635,063    (3,736,196)   21,045,635   107,525,111
                                                              -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..................................................   4,950,203      (811,415)   35,732,112    95,409,425
                                                              -----------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................  (3,375,002)   (2,580,002)   (7,470,010)   (5,424,008)
   Net realized gain on securities...........................    (454,517)     (931,395)            -             -
                                                              -----------  ------------  ------------  ------------
Total distributions to shareholders..........................  (3,829,519)   (3,511,397)   (7,470,010)   (5,424,008)
                                                              -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................   7,946,078    (7,706,960)  (89,397,919)  (48,268,089)
                                                              -----------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................   9,066,762   (12,029,772)  (61,135,817)   41,717,328
NET ASSETS:
Beginning of period..........................................  77,835,838    89,865,610   601,755,539   560,038,211
                                                              -----------  ------------  ------------  ------------
End of period+............................................... $86,902,600  $ 77,835,838  $540,619,722  $601,755,539
                                                              ===========  ============  ============  ============
+ Includes accumulated undistributed net investment
 income (loss)............................................... $   161,031  $    117,722  $    108,018  $     63,823
                                                              ===========  ============  ============  ============

See Notes to Financial Statements

       128       STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                                 GOVERNMENT SECURITIES          GROWTH & INCOME
                                                                         FUND                        FUND
                                                              --------------------------  --------------------------
                                                                For the       For the       For the       For the
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                                May 31,       May 31,       May 31,       May 31,
                                                                  2005          2004          2005          2004
                                                              ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $  4,259,821  $  4,328,241  $  2,481,877  $  1,027,999
   Net realized gain (loss) on investments and foreign
    currencies...............................................      370,686    (2,729,700)   11,094,924    15,596,585
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................    4,382,017    (8,232,602)    4,025,652     8,810,800
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..................................................    9,012,524    (6,634,061)   17,602,453    25,435,384
                                                              ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................   (4,345,003)   (4,527,003)   (2,470,001)   (1,044,004)
   Net realized gain on securities...........................            -   (11,276,840)            -             -
                                                              ------------  ------------  ------------  ------------
Total distributions to shareholders..........................   (4,345,003)  (15,803,843)   (2,470,001)   (1,044,004)
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................  (15,466,080)  (31,626,963)  (25,145,088)  (19,013,340)
                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................  (10,798,559)  (54,064,867)  (10,012,636)    5,378,040
NET ASSETS:
Beginning of period..........................................  146,347,075   200,411,942   179,736,852   174,358,812
                                                              ------------  ------------  ------------  ------------
End of period+............................................... $135,548,516  $146,347,075  $169,724,216  $179,736,852
                                                              ============  ============  ============  ============
+ Includes accumulated undistributed net investment
 income (loss)............................................... $    202,436  $    186,535  $     36,644  $     24,768
                                                              ============  ============  ============  ============

                                                                 HEALTH SCIENCES FUND        INCOME & GROWTH FUND
                                                              --------------------------  --------------------------
                                                                For the       For the       For the       For the
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                                May 31,       May 31,       May 31,       May 31,
                                                                  2005          2004          2005          2004
                                                              ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $ (1,191,194) $   (843,596) $  4,772,367  $  3,344,425
   Net realized gain (loss) on investments and foreign
    currencies...............................................   11,974,818    10,432,130    15,876,721    15,425,450
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................  (13,097,824)   15,390,711     3,926,751    19,889,987
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..................................................   (2,314,200)   24,979,245    24,575,839    38,659,862
                                                              ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................            -             -    (4,790,006)   (3,454,005)
   Net realized gain on securities...........................   (7,252,739)            -             -             -
                                                              ------------  ------------  ------------  ------------
Total distributions to shareholders..........................   (7,252,739)            -    (4,790,006)   (3,454,005)
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................    6,057,770    51,397,647   (18,362,322)   (6,196,656)
                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................   (3,509,169)   76,376,892     1,423,511    29,009,201
NET ASSETS:
Beginning of period..........................................  154,050,019    77,673,127   229,927,976   200,918,775
                                                              ------------  ------------  ------------  ------------
End of period+............................................... $150,540,850  $154,050,019  $231,351,487  $229,927,976
                                                              ============  ============  ============  ============
+ Includes accumulated undistributed net investment
 income (loss)............................................... $        616  $      1,296  $     73,590  $     91,229
                                                              ============  ============  ============  ============

See Notes to Financial Statements

               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED        129


                                                              INFLATION PROTECTED   INTERNATIONAL EQUITIES
                                                                     FUND                    FUND
                                                              ------------------- --------------------------
                                                                For the Period      For the       For the
                                                              December 20, 2004*   Year Ended    Year Ended
                                                                    through         May 31,       May 31,
                                                                 May 31, 2005         2005          2004
                                                              ------------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss)..............................     $   136,725     $  7,376,589  $  2,528,574
   Net realized gain (loss) on investments and foreign
    currencies...............................................           3,889        5,058,114       620,081
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................         112,510       22,669,797    22,999,153
                                                                  -----------     ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..................................................         253,124       35,104,500    26,147,808
                                                                  -----------     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................        (111,350)      (7,045,012)   (2,726,004)
   Net realized gain on securities...........................               -                -             -
                                                                  -----------     ------------  ------------
Total distributions to shareholders..........................        (111,350)      (7,045,012)   (2,726,004)
                                                                  -----------     ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................      10,731,228      262,117,743    89,665,563
                                                                  -----------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................      10,873,002      290,177,231   113,087,367
NET ASSETS:
Beginning of period..........................................               -      203,767,631    90,680,264
                                                                  -----------     ------------  ------------
End of period+...............................................     $10,873,002     $493,944,862  $203,767,631
                                                                  ===========     ============  ============
+ Includes accumulated undistributed net investment
 income (loss)...............................................     $    25,375     $    343,842  $    392,043
                                                                  ===========     ============  ============

                                                               INTERNATIONAL GOVERNMENT     INTERNATIONAL GROWTH I
                                                                       BOND FUND                     FUND
                                                              --------------------------  --------------------------
                                                                For the       For the       For the       For the
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                                May 31,       May 31,       May 31,       May 31,
                                                                  2005          2004          2005          2004
                                                              ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $  5,616,670  $  5,890,376  $  3,804,009  $  3,160,590
   Net realized gain (loss) on investments and foreign
    currencies...............................................    8,741,274    11,409,524    43,893,963    65,760,553
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................    2,755,014   (14,647,655)   (9,235,918)    8,524,477
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..................................................   17,112,958     2,652,245    38,462,054    77,445,620
                                                              ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................   (8,325,043)   (5,516,002)   (3,815,009)   (3,050,011)
   Net realized gain on securities...........................  (12,733,073)   (2,202,194)            -             -
                                                              ------------  ------------  ------------  ------------
Total distributions to shareholders..........................  (21,058,116)   (7,718,196)   (3,815,009)   (3,050,011)
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................    8,033,507    (8,329,282)  (44,382,224)  (35,683,839)
                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................    4,088,349   (13,395,233)   (9,735,179)   38,711,770
NET ASSETS:
Beginning of period..........................................  144,082,950   157,478,183   383,924,477   345,212,707
                                                              ------------  ------------  ------------  ------------
End of period+............................................... $148,171,299  $144,082,950  $374,189,298  $383,924,477
                                                              ============  ============  ============  ============
+ Includes accumulated undistributed net investment
 income (loss)............................................... $    973,719  $  4,408,466  $    614,089  $    677,876
                                                              ============  ============  ============  ============

--------
*  Commencement of operations

See Notes to Financial Statements

       130       STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                                                            LARGE CAPITAL
                                                                 LARGE CAP GROWTH FUND       GROWTH FUND
                                                              --------------------------  ------------------
                                                                For the       For the       For the Period
                                                               Year Ended    Year Ended   December 20, 2004*
                                                                May 31,       May 31,          through
                                                                  2005          2004         May 31, 2005
                                                              ------------  ------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $  2,192,405  $   (295,086)    $    12,665
   Net realized gain (loss) on investments and foreign
    currencies...............................................   21,772,310    33,724,596        (375,192)
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................  (12,503,854)   27,477,782         211,756
                                                              ------------  ------------     -----------
Net increase (decrease) in net assets resulting from
 operations..................................................   11,460,861    60,907,292        (150,771)
                                                              ------------  ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................   (1,950,003)            -          (1,070)
   Net realized gain on securities...........................            -             -               -
                                                              ------------  ------------     -----------
Total distributions to shareholders..........................   (1,950,003)            -          (1,070)
                                                              ------------  ------------     -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................  (77,497,314)  (53,690,058)     10,001,070
                                                              ------------  ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................  (67,986,456)    7,217,234       9,849,229
NET ASSETS:
Beginning of period..........................................  433,278,299   426,061,065               -
                                                              ------------  ------------     -----------
End of period+............................................... $365,291,843  $433,278,299     $ 9,849,229
                                                              ============  ============     ===========
+ Includes accumulated undistributed net investment
 income (loss)............................................... $    172,809  $    (69,593)    $    11,595
                                                              ============  ============     ===========

                                                                                                 MID CAPITAL
                                                                     MIDCAP INDEX FUND           GROWTH FUND
                                                              ------------------------------  ------------------
                                                                 For the         For the        For the Period
                                                                Year Ended      Year Ended    December 20, 2004*
                                                                 May 31,         May 31,           through
                                                                   2005            2004          May 31, 2005
                                                              --------------  --------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $   16,302,022  $   10,930,852     $   (16,376)
   Net realized gain (loss) on investments and foreign
    currencies...............................................     78,890,928      36,881,016        (304,937)
   Net unrealized gain (loss) on investments and
    foreign currencies.......................................    129,467,227     252,903,857         297,521
                                                              --------------  --------------     -----------
Net increase (decrease) in net assets resulting from
 operations..................................................    224,660,177     300,715,725         (23,792)
                                                              --------------  --------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................    (16,250,010)    (11,373,016)         (1,555)
   Net realized gain on securities...........................    (31,449,287)    (11,002,160)              -
                                                              --------------  --------------     -----------
Total distributions to shareholders..........................    (47,699,297)    (22,375,176)         (1,555)
                                                              --------------  --------------     -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................    193,558,369     181,180,470      10,001,555
                                                              --------------  --------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................    370,519,249     459,521,019       9,976,208
NET ASSETS:
Beginning of period..........................................  1,554,814,682   1,095,293,663               -
                                                              --------------  --------------     -----------
End of period+............................................... $1,925,333,931  $1,554,814,682     $ 9,976,208
                                                              ==============  ==============     ===========
+ Includes accumulated undistributed net investment
 income (loss)............................................... $      219,700  $      167,688     $      (327)
                                                              ==============  ==============     ===========

--------
*  Commencement of operations

See Notes to Financial Statements

               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED        131



                                                                  MONEY MARKET I FUND     NASDAQ-100(R) INDEX FUND
                                                              --------------------------  ------------------------
                                                                For the       For the       For the      For the
                                                               Year Ended    Year Ended    Year Ended   Year Ended
                                                                May 31,       May 31,       May 31,      May 31,
                                                                  2005          2004          2005         2004
                                                              ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $  6,209,016  $  2,453,053  $   663,529  $  (262,251)
   Net realized gain (loss) on investments and foreign
    currencies...............................................            -             -     (304,754)  (2,809,807)
   Net unrealized gain (loss) on investments and foreign
    currencies...............................................            -             -    3,987,744   16,906,721
                                                              ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 operations..................................................    6,209,016     2,453,053    4,346,519   13,834,663
                                                              ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................   (6,209,139)   (2,453,053)    (636,617)           -
   Net realized gain on securities...........................            -             -            -            -
                                                              ------------  ------------  -----------  -----------
Total distributions to shareholders..........................   (6,209,139)   (2,453,053)    (636,617)           -
                                                              ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................  (45,772,928)  (70,739,745)  (6,279,097)  26,948,311
                                                              ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................  (45,773,051)  (70,739,745)  (2,569,195)  40,782,974
NET ASSETS:
Beginning of period..........................................  453,706,504   524,446,249   93,089,074   52,306,100
                                                              ------------  ------------  -----------  -----------
End of period+............................................... $407,933,453  $453,706,504  $90,519,879  $93,089,074
                                                              ============  ============  ===========  ===========
+ Includes accumulated undistributed net investment income
 (loss)...................................................... $          -  $          -  $    18,672  $    (8,240)
                                                              ============  ============  ===========  ===========

                                                                   SCIENCE & TECHNOLOGY
                                                                           FUND                     SMALL CAP FUND
                                                              ------------------------------  --------------------------
                                                                 For the         For the        For the       For the
                                                                Year Ended      Year Ended     Year Ended    Year Ended
                                                                 May 31,         May 31,        May 31,       May 31,
                                                                   2005            2004           2005          2004
                                                              --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $     (148,055) $   (9,248,056) $ (1,044,843) $ (2,393,086)
   Net realized gain (loss) on investments and foreign
    currencies...............................................     76,319,634      60,397,180    85,107,281    79,833,871
   Net unrealized gain (loss) on investments and foreign
    currencies...............................................    (64,404,667)    202,396,321    (9,325,020)   66,293,406
                                                              --------------  --------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..................................................     11,766,912     253,545,445    74,737,418   143,734,191
                                                              --------------  --------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................              -               -             -             -
   Net realized gain on securities...........................              -               -             -             -
                                                              --------------  --------------  ------------  ------------
Total distributions to shareholders..........................              -               -             -             -
                                                              --------------  --------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................   (208,296,917)    (27,159,729)  (75,947,756)  (71,470,905)
                                                              --------------  --------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................   (196,530,005)    226,385,716    (1,210,338)   72,263,286
NET ASSETS:
Beginning of period..........................................  1,406,766,214   1,180,380,498   608,133,029   535,869,743
                                                              --------------  --------------  ------------  ------------
End of period+............................................... $1,210,236,209  $1,406,766,214  $606,922,691  $608,133,029
                                                              ==============  ==============  ============  ============
+ Includes accumulated undistributed net investment income
 (loss)...................................................... $     (192,512) $     (192,705) $    (55,639) $     (7,613)
                                                              ==============  ==============  ============  ============

See Notes to Financial Statements

       132       STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                                                               SOCIAL AWARENESS
                                                                 SMALL CAP INDEX FUND                FUND
                                                              --------------------------  --------------------------
                                                                For the       For the       For the       For the
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                                May 31,       May 31,       May 31,       May 31,
                                                                  2005          2004          2005          2004
                                                              ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $  4,590,487  $  2,506,318  $  5,766,525  $  3,422,543
   Net realized gain (loss) on investments and foreign
    currencies...............................................   25,196,427    16,248,163    18,369,511    27,566,301
   Net unrealized gain (loss) on investments and foreign
    currencies...............................................   22,236,982    68,712,472     6,407,491    29,119,175
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations..................................................   52,023,896    87,466,953    30,543,527    60,108,019
                                                              ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................   (5,465,009)   (3,221,002)   (5,645,004)   (3,504,007)
   Net realized gain on securities...........................            -             -             -             -
                                                              ------------  ------------  ------------  ------------
Total distributions to shareholders..........................   (5,465,009)   (3,221,002)   (5,645,004)   (3,504,007)
                                                              ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................  159,140,729   131,603,344   (27,155,208)   (7,393,733)
                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................  205,699,616   215,849,295    (2,256,685)   49,210,279
NET ASSETS:
Beginning of period..........................................  480,867,123   265,017,828   398,820,179   349,609,900
                                                              ------------  ------------  ------------  ------------
End of period+............................................... $686,566,739  $480,867,123  $396,563,494  $398,820,179
                                                              ============  ============  ============  ============
+ Includes accumulated undistributed net investment income
 (loss)...................................................... $    102,579  $     64,000  $    120,388  $     (1,133)
                                                              ============  ============  ============  ============

                                                                     STOCK INDEX FUND                VALUE FUND
                                                              ------------------------------  ------------------------
                                                                 For the         For the        For the      For the
                                                                Year Ended      Year Ended     Year Ended   Year Ended
                                                                 May 31,         May 31,        May 31,      May 31,
                                                                   2005            2004           2005         2004
                                                              --------------  --------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income (loss).............................. $   75,095,075  $   53,781,998  $   107,636  $   116,226
   Net realized gain (loss) on investments and foreign
    currencies...............................................     93,119,848      55,915,131    2,337,834      199,617
   Net unrealized gain (loss) on investments and foreign
    currencies...............................................    161,268,149     541,975,630     (154,895)   1,662,062
                                                              --------------  --------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 operations..................................................    329,483,072     651,672,759    2,290,575    1,977,905
                                                              --------------  --------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................    (73,920,013)    (54,353,027)     (22,649)    (131,002)
   Net realized gain on securities...........................    (62,425,954)    (13,915,939)    (491,833)           -
                                                              --------------  --------------  -----------  -----------
Total distributions to shareholders..........................   (136,345,967)    (68,268,966)    (514,482)    (131,002)
                                                              --------------  --------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).........................     47,614,181      19,854,328    6,642,220    1,490,902
                                                              --------------  --------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................    240,751,286     603,258,121    8,418,313    3,337,805
NET ASSETS:
Beginning of period..........................................  4,230,395,014   3,627,136,893   14,472,054   11,134,249
                                                              --------------  --------------  -----------  -----------
End of period+............................................... $4,471,146,300  $4,230,395,014  $22,890,367  $14,472,054
                                                              ==============  ==============  ===========  ===========
+ Includes accumulated undistributed net investment income
 (loss)...................................................... $    1,622,459  $      447,397  $    86,109  $     1,122
                                                              ==============  ==============  ===========  ===========

See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS                 133

Note 1 -- Organization

 VALIC Company I (the "Series" or "VC I") was incorporated under the laws of Maryland on December 7, 1984, by The Variable Annuity Life Insurance Company ("VALIC"). VALIC, the investment adviser to the Series, is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Series is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Series consists of 24 separate mutual funds (the "Funds"), each of which issues its own separate class of capital shares:

Asset Allocation Fund              Large Cap Growth Fund
Blue Chip Growth Fund              Large Capital Growth Fund
Capital Conservation Fund          Mid Cap Index Fund
Core Equity Fund                   Mid Capital Growth Fund
Government Securities Fund         Money Market I Fund
Growth & Income Fund               Nasdaq-100(R) Index Fund
Health Sciences Fund               Science & Technology Fund
Income & Growth Fund               Small Cap Fund
Inflation Protected Fund           Small Cap Index Fund
International Equities Fund        Social Awareness Fund
International Government Bond Fund Stock Index Fund
International Growth I Fund        Value Fund

 Each Fund is diversified with the exception of International Government Bond Fund, Nasdaq-100(R) Index Fund, Inflation Protected Fund and Health Sciences Fund, which are non-diversified as defined by the 1940 Act.

 Effective December 20, 2004, the following Funds were added to VCI: Inflation Protected Fund, Large Capital Growth Fund, and Mid Capital Growth Fund.

 Indemnifications. Under the Series organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Series. In addition, in the normal course of business the Series enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series that have not yet occurred. However, the Series expects the risk of loss to be remote.

Note 2 -- Fund Mergers

 Pursuant to a plan of reorganization approved by the shareholders of the VC I Growth Fund, on August 26, 2004, the VC I Blue Chip Growth Fund acquired all of the assets and liabilities of VC I Growth Fund. The details of the reorganization which was consummated on August 27, 2004 are set forth below.

 All shares of the VC I Growth Fund were exchanged, tax-free, for shares of VC I Blue Chip Growth Fund. In conjunction with the reorganizations, the VC I Blue Chip Growth Fund is the surviving entity.

 Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

  Net assets of the VCI Blue Chip Growth Fund prior to merger.... $40,399,584
  Net assets of the VCI Growth Fund prior to merger.............. $ 3,787,688
                                                                  -----------
  Aggregate net assets of the VCI Blue Chip Growth Fund following acquisition................................................... $44,187,272
                                                                  -----------
  Unrealized appreciation (depreciation) in the Growth Fund...... $   207,846

Note 3 -- Significant Accounting Policies

 The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

A. Security Valuation

 Securities listed or traded on a national exchange are valued daily at their last reported sale price as of the close of the customary trading session on the exchange where the security is principally traded. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

 Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Forward currency contracts are valued at the 4:00 pm eastern time forward rate. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, are valued at representative quoted prices. Such quoted prices generally are obtained from third party pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly traded corporate bonds are valued at prices obtained from third party pricing services.

 Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock pursuant to procedures adopted in good faith under the direction of the Fund's Directors.

       134          NOTES TO FINANCIAL STATEMENTS - CONTINUED


 Securities traded primarily on securities exchanges outside the United States of America are valued at the last price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last-reported bid price. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

 Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short term security with a remaining maturity of 60 days or less and all investments of the Money Market I Fund are valued by the amortized cost method which approximates fair market value.

 Securities for which quotations are not readily available or if a development /event occurs that may significantly impact the value of the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Fund's Directors.

B. Options, Futures, and Forward Currency Contracts

 Options. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

 During the period ended May 31, 2005 the following Fund had options written:

                                                          Written Options
                                                       ---------------------
                                                        Health Sciences Fund
                                                       ---------------------
                                                       Number of   Premiums
                                                       Contracts   Received
                                                       --------- -----------
   Options outstanding as of May 31, 2004.............    6,204  $ 2,339,747
   Options written....................................   31,265    9,803,942
   Options terminated in closing purchase transactions  (28,569)  (8,445,830)
   Options exercised..................................   (1,314)    (751,944)
   Options expired....................................     (484)     (96,170)
                                                       ---------------------
   Options outstanding as of May 31, 2005.............    7,102  $ 2,849,745
                                                       ---------------------

 Futures Contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. A Fund's activity in futures contracts is used primarily for hedging purposes and from time to time for income enhancement. Futures contracts are conducted through regulated exchanges that minimize counter-party credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

 The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward foreign currency positions with underlying portfolio securities, the custodian will

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           135

segregate cash or other liquid assets having a value equal to the aggregate amount of a Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

C. Repurchase Agreements

 The Funds, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

 As of May 31, 2005, the following funds held a percentage of an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                                        Percentage Principal
                   Fund                 Ownership   Amount
                   ------------------------------------------
                   Growth & Income.....    1.80%   $2,551,000
                   Large Capital Growth    0.07%       97,000
                   Money Market I......    0.33%      473,000

 As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

 State Street Bank & Trust Co. Repurchase Agreement, dated May 31, 2005, bearing interest at a rate of 2.82% per annum, with a principal amount of $141,527,000, a repurchase price of $141,538,086, and maturity date of June 1, 2005. The repurchase agreement is collateralized by the following:

                            Interest Maturity  Principal      Market
        Type of Collateral    Rate     Date     Amount        Value
        ---------------------------------------------------------------
        U.S. Treasury Notes   3.88%  05/15/10 $143,640,000 $144,358,200

 As of May 31, 2005, the following funds held a percentage of an undivided interest in the joint repurchase agreement with UBS Warburg, LLC:

                                     Percentage Principal
                      Fund           Ownership   Amount
                      ------------------------------------
                      Money Market I    2.40%   $6,000,000

 As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

 UBS Warburg, LLC Repurchase Agreement, dated May 31, 2005, bearing interest at a rate of 2.95% per annum, with a principal amount of $250,000,000, a repurchase price of $250,020,486, and maturity date of June 1, 2005. The repurchase agreement is collateralized by the following:

                                    Interest Maturity  Principal      Market
Type of Collateral                    Rate     Date     Amount        Value
-------------------------------------------------------------------------------
U.S. Treasury Inflation Index Bonds   2.00%  01/15/14 $ 34,405,000 $ 37,558,277
U.S. Treasury Inflation Index Bonds   2.38%  01/15/25   50,000,000   56,861,058
U.S. Treasury Inflation Index Bonds   3.63%  04/15/28  100,000,000  161,585,047

D. Mortgage-Backed Dollar Rolls

 During the period ended May 31, 2005, the Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Asset Allocation Fund, Capital Conservation Fund, and Government Securities Fund had no TBA Rolls outstanding at May 31, 2005.

 Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. Foreign Currency Translation

 The books and records of VC I are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

 VC I does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, VC I does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

       136          NOTES TO FINANCIAL STATEMENTS - CONTINUED

 Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

F. Investment Securities Loaned

 To realize additional income, a fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Any such loans will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate. The Fund may use the cash collateral received to invest in short-term investments. The description of the short-term investments made with cash collateral from securities lending is included in the applicable fund's Schedule of Investments. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a fund will only be made to broker-dealers deemed by the Custodian to be creditworthy and will not be made unless, in the judgment of VALIC, the consideration to be earned from such loans would justify the risk. It is the Series' policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. Each fund receives income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received.

G. Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders

 Security transactions are recorded on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gains distributions received are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except when collection is not expected. For financial statement purposes, VC I amortizes all premiums and accretes all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends and capital gains at various rates. India, Thailand and certain other countries tax regulations require that taxes be paid on capital gains realized by the Fund. Common expenses incurred by VC I are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

 Dividends from net investment income, if any, are normally declared and paid quarterly, except for the Money Market I Fund, which declares daily and pays monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually.

 The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain
(loss) and net assets are not affected by these reclassifications.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           137


Note 4 -- Advisory Fees and Other Transactions with Affiliates

 VALIC, an indirect wholly owned subsidiary of AIG, serves as investment adviser to VC I. Certain officers and directors of VC I are officers and directors of VALIC or affiliates of VALIC.

 VALIC receives from VC I a monthly fee based on each fund's average daily net asset value at the following annual rates.

    International Equities Fund        0.35% on the first $500 million;
    Mid Cap Index Fund                 0.25% on the assets over $500 million
    Small Cap Index Fund
    Stock Index Fund
    ------------------------------------------------------------------------
    Blue Chip Growth Fund              0.80%
    Core Equity Fund
    ------------------------------------------------------------------------
    Growth & Income Fund               0.75%
    ------------------------------------------------------------------------
    Science & Technology Fund          0.90%
    Small Cap Fund
    ------------------------------------------------------------------------
    Health Sciences Fund               1.00%
    ------------------------------------------------------------------------
    Inflation Protected Fund           0.50% on the first $250 million;
                                       0.45% on the next $250 million
                                       0.40% thereafter
    ------------------------------------------------------------------------
    International Growth I Fund        0.95%
    ------------------------------------------------------------------------
    Large Cap Growth Fund              0.85%
    ------------------------------------------------------------------------
    Large Capital Growth Fund          0.75% on the first $250 million;
                                       0.70% on the next $250 million
                                       0.65% thereafter
    ------------------------------------------------------------------------
    Mid Capital Growth Fund            0.70% on the first $250 million;
                                       0.65% on the next $250 million
                                       0.60% thereafter
    ------------------------------------------------------------------------
    Asset Allocation Fund              0.50%
    Capital Conservation Fund
    Government Securities Fund
    International Government Bond Fund
    Money Market I Fund
    Social Awareness Fund
    ------------------------------------------------------------------------
    Nasdaq-100(R) Index Fund           0.40%
    ------------------------------------------------------------------------
    Income & Growth Fund               0.77%
    ------------------------------------------------------------------------
    Value Fund                         0.78%

 Prior to August 1, 2004, the management fees for the International Growth I Fund and the Large Cap Growth Fund were 1.00% and 0.95% respectively.

 VALIC has agreed to waive a portion of its management fee or to reimburse certain expenses of the funds listed below through September 30, 2005. The table below reflects total annual operating expenses by fund, as limited by the adviser, shown as a percentage of average net assets.

                                               Maximum
                                               Expenses
                       Fund                   Limitation
                       ---------------------------------
                       Blue Chip Growth......    1.10%
                       Core Equity...........    0.85%
                       Growth & Income.......    0.85%
                       Income & Growth.......    0.83%
                       Inflation Protected...    0.65%
                       International Growth I    1.01%
                       Large Cap Growth......    0.96%
                       Large Capital Growth..    0.85%
                       Mid Capital Growth....    0.85%
                       Money Market I........    0.56%
                       Small Cap.............    0.95%
                       Value.................    1.30%

       138          NOTES TO FINANCIAL STATEMENTS - CONTINUED


 Prior to October 1, 2004, the expense limitations for the International Growth I Fund and Large Cap Growth Fund were 1.06%. Also, prior to October 1, 2004, the Money Market I Fund's expense limitation was 0.60%.

 VALIC has entered into sub-advisory agreements with the following:

     AIG Global Investment Corp. ("AIGGIC")--sub-adviser for the Asset
        Allocation Fund, Capital Conservation Fund, Government Securities Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Nasdaq-100(R) Index Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund.
     AIG SunAmerica Asset Management Corp.--sub-adviser for the Growth & Income
        Fund, Large Cap Growth Fund, Money Market I Fund, and a portion of the Large Capital Growth.
     A I M Capital Management, Inc.--sub-adviser for a portion of the Large
        Capital Growth Fund.
     American Century Global Investment Management, Inc. (collectively,
        "American Century")--sub-adviser for the Income & Growth Fund, International Growth I Fund, and for a portion of the Small Cap Fund.
     Brazos Capital Management, LP --sub-adviser for a portion of the Mid
        Capital Growth Fund.
     Franklin Portfolio Associates, LLC.--sub-adviser for a portion of the
        Small Cap Fund.
     Morgan Stanley Investment Management, Inc. (d/b/a/"Van
        Kampen")--sub-adviser for a portion of the Mid Capital Growth Fund. OppenheimerFunds, Inc.--sub-adviser for the Value Fund.
     T. Rowe Price Associates, Inc.--sub-adviser for the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and for a portion of the Small Cap Fund.
     WM Advisors, Inc.--sub-adviser for approximately 50% of the Core Equity
        Fund.
     Wellington Management Company, LLP--co-sub-adviser for approximately 50% of the Core Equity Fund.

 Effective June 21, 2004, OppenheimerFunds, Inc. replaced Putnam Investment Management, LLC as the sub-adviser for the Value Fund.

 Effective June 21, 2004, Franklin Portfolio Associates, LLC and American Century Investment Management, Inc. replaced Founders Asset Management LLC as the sub-adviser for the Small Cap Fund. T. Rowe Price Associates, Inc. will continue to manage a portion of the assets of the Small Cap Fund.

 The sub-advisers are compensated for their services by VALIC.

 Effective October 1, 2001, the Series entered into an Administrative Services Agreement with AIG SunAmerica Asset Management Corp. ("SAAMCo"). SAAMCo receives from each Fund an annual fee of 0.07% based on the average daily net assets of the Fund. Under the agreement, SAAMCo will provide certain accounting and administrative services to VC I. During the period ended May 31, 2005, the Series accrued $8,650,713 for accounting and administrative services.

 Effective October 17, 2000, VC I entered into an amended Transfer Agency and Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between the Series and their "institutional" shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. For the period ended May 31, 2005, the Series incurred $92,007 in transfer agency and services fees.

 On January 23, 2001, the Board of Directors ratified a Deferred Compensation Plan for its independent directors who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferral of compensation was made in March 2001. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different investment options that are specified in the plan as selected by the directors. For the period ended May 31, 2005, VC I has deferred $16,343 of director compensation.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           139


 The Series provides a retirement plan for its independent directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC I is responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each director's years of service. The following amounts for the retirement plan liability are included in the payable for Directors' fees and expenses line on the Statement of Assets and Liabilities and the amounts for the retirement plan expenses are included in the Directors' fees and expenses line on the Statement of Operations:

                                               Retirement Plan  Retirement Plan
                               Retirement Plan     Expense         Payments
                               Liability as of ---------------------------------
 Fund                           May 31, 2005   For the period ended May 31, 2005
 -                             -               ---------------------------------
 Asset Allocation.............    $ 39,050        $  8,227          $ 1,062
 Blue Chip Growth.............       6,603           1,900                -
 Capital Conservation.........      20,242           3,539              458
 Core Equity..................     179,156          24,582            3,166
 Government Securities........      43,507           6,082              780
 Growth & Income..............      45,869           7,544              969
 Health Sciences..............      21,008           6,180                -
 Income & Growth..............      48,328          10,094                -
 Inflation Protected..........         173             173                -
 International Equities.......      30,067          11,523            1,565
 International Government Bond      34,127           6,293              806
 International Growth I.......      82,457          16,510                -
 Large Cap Growth.............      99,583          17,988                -
 Large Capital Growth.........         322             322                -
 Mid Cap Index................     268,559          69,225            8,978
 Mid Capital Growth...........         322             322                -
 Money Market I...............     123,392          18,472            2,375
 Nasdaq-100 Index(R)..........      13,879           4,025                -
 Science & Technology.........     267,575          54,436            7,005
 Small Cap....................     127,734          26,579                -
 Small Cap Index..............      71,067          22,924            2,995
 Social Awareness.............      81,312          17,092            2,215
 Stock Index..................     851,728         180,729           23,471
 Value........................       2,838             712                -

 At May 31, 2005, VALIC, AIG Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds:

              Fund                           VALIC  AIGAIC  AGL
              ----------------------------- ------  ------ -----
              Asset Allocation.............  99.97%    --      *
              Blue Chip Growth.............  99.73%    --      *
              Capital Conservation......... 100.00%    --     --
              Core Equity.................. 100.00%    --     --
              Government Securities........  88.80% 11.20%    --
              Growth & Income..............  93.14%  6.86%    --
              Health Sciences..............  99.96%    --      *
              Income & Growth..............  99.98%    --      *
              Inflation Protected.......... 100.00%    --     --
              International Equities.......  98.63%     *      *
              International Government Bond 100.00%    --     --
              International Growth I....... 100.00%    --     --
              Large Cap Growth............. 100.00%    --     --
              Large Capital Growth......... 100.00%    --     --
              Mid Cap Index................  98.43%    --      *
              Mid Capital Growth........... 100.00%    --     --
              Money Market I...............  83.19%     *  15.74%
              Nasdaq-100(R) Index..........  95.03%    --      *
              Science & Technology.........  99.74%     *      *
              Small Cap.................... 100.00%    --     --
              Small Cap Index..............  99.11%    --      *
              Social Awareness............. 100.00%    --     --
              Stock Index..................  94.79%     *      *
              Value........................ 100.00%    --     --

--------
*Less than 5% ownership.

       140          NOTES TO FINANCIAL STATEMENTS - CONTINUED


 As disclosed in the schedule of investments, certain funds own securities issued by AIG or an affiliate thereof. During the period ended May 31, 2005, the following Funds recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                                                  Change in
                                                                 Market Value                        Realized    Unrealized
Fund                              Security               Income   at 5/31/04  Purchases    Sales    Gain/(Loss)  Gain/(Loss)
-------------------- ---------------------------------- -------- ------------ ---------- ---------- ----------- ------------
Asset Allocation.... American International Group, Inc. $  8,585 $ 1,850,825  $       -- $       -- $       --  $   (448,187)
Asset Allocation.... Riviera Holdings Corp.                2,845          --      77,963         --         --          (698)
Blue Chip Growth.... American International Group, Inc.    1,020     219,900          --         --         --       (53,250)
Core Equity......... American International Group, Inc.   28,214   7,584,718          --  4,276,415    309,093    (1,385,675)
Capital Conservation Riviera Holdings Corp.                2,032          --      55,687         --         --          (498)
Growth & Income..... American International Group, Inc.    3,857   2,019,415          --  1,947,739  1,385,006    (1,456,682)
Small Cap........... Perini Corp.                             --          --     625,161    221,745      4,458       (14,286)
Small Cap........... Steinway Musical Instruments, Inc.       --          --     490,090     71,245    (14,904)      (59,060)
Small Cap Index..... Perini Corp.                             --      89,849      16,802     54,288     11,902        (2,904)
Small Cap Index..... Steinway Musical Instruments, Inc.       --      66,266      65,753         --         --       (17,918)
Small Cap Index..... 21st Century Insurance Group          1,173     151,988      43,833     20,411     (2,498)       12,023
Social Awareness.... American International Group, Inc.   14,334   3,090,328          --         --         --      (748,340)
Stock Index......... American International Group, Inc.  355,749  77,140,920   1,662,625  1,231,963  1,044,039   (19,710,401)

                       Premium    Market Value
Fund                 Amortization  at 5/31/05
-------------------- ------------ ------------
Asset Allocation....    $  --     $ 1,402,638
Asset Allocation....     (440)         76,825
Blue Chip Growth....       --         166,650
Core Equity.........       --       2,231,721
Capital Conservation     (314)         54,875
Growth & Income.....       --              --
Small Cap...........       --         393,588
Small Cap...........       --         344,881
Small Cap Index.....       --          61,361
Small Cap Index.....       --         114,101
Small Cap Index.....       --         184,935
Social Awareness....       --       2,341,988
Stock Index.........       --      58,905,220

 During the period, the following funds incurred brokerage commissions with affiliated brokers which are affiliates of a sub-adviser:

                             International Growth I Mid Capital Growth Value Fund
                             ---------------------- ------------------ ----------
J.P. Morgan.................        $ 3,089                $--            $--
J.P. Morgan Securities, Inc.         10,128                 --             --
J.P. Morgan Securities, Ltd.         14,616                 --             --
Morgan Stanley & Co., Inc...             --                  5             --
Oppenheimer & Co., Inc......             --                 --             56

 On February 14, 15, and 16, 2005, American Century Investment Management, Inc., the subadviser for a portion of the Small Cap Fund purchased 1,196, 1,228, and 1,464 shares, respectively, of Perini Corp., which was on the Fund's restricted list. On May 11, 2005, American Century Investment Management, Inc. sold 3,888 shares of Perini Corp. common stock, resulting in a loss of $7,828, which was reimbursed to the Fund by American Century Investment Management, Inc. The loss decreased the Fund's total return by less than 0.01%.

 On February 15, 2005, AIGGIC, the subadviser for the International Equities Fund purchased 18,300 shares of MSCI EAFE Index I Shares resulting in the security exceeding 5% of gross assets. The Fund has an investment restriction, which states a single investment company security cannot exceed 5% of gross assets. On February 17, 2005, AIGGIC sold 2,000 shares of MSCI EAFE Index I Shares which reduced the Funds position to less than 5% of gross assets and resulted in a gain of $2,569, which increased the Funds total return by less than 0.01%.

 From February 27, 2004 to April 7, 2005, AIG Global Investment Corp, the subadviser for the Government Securities Fund purchased portfolio securities that were investment grade bonds (S&P ratings of BBB or Moody ratings of Baa2). The Fund has an investment limitation which states that the Fund may invest in high quality corporate debt securities (S&P ratings of AA or Moody ratings of Aa3 or better). On May 4, 2005, AIGGIC sold the portfolio securities that did not comply with this limitation resulting in a gain of $42,783 which increased the Fund's total return by less than 0.01%.

 On May 24, 2005, OppenheimerFunds, Inc., the subadviser for the Value Fund, purchased 600 shares of BP PLC ADR, which caused the Fund's position in BP PLC ADR to exceed 5% of gross assets and the Fund's total non-qualifying assets to be greater than 25%. The Fund has an investment restriction limiting non-qualifying assets to 25% or less of total assets. On May 25, 2005, OppenheimerFunds, Inc. sold 1,200 shares of BP PLC ADR which reduced the Fund's position in BP PLC ADR to less than 5% of gross assets and non-qualifying assets to less than 25% and resulted in a gain of $8,193 which increased the Fund's total return by less than 0.01%.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           141


Note 5 -- Investment Activity

 The cost of purchases and proceeds from sales and maturities of long-term investments, during the period ended May 31, 2005, were as follows:

                               Purchases of      Sales of
                                investment      investment
                                securities      securities    Purchases of
                              (excluding U.S. (excluding U.S.     U.S.     Sales of U.S.
                                government      government     government   government
Fund                            securities)     securities)    securities   securities
----------------------------- --------------- --------------- ------------ -------------
Asset Allocation.............  $126,012,109    $121,765,442   $ 63,478,172 $ 50,637,555
Blue Chip Growth.............    21,204,904      19,080,261             --           --
Capital Conservation.........   103,154,363      99,585,392     75,500,667   63,954,049
Core Equity..................   177,427,417     266,186,898             --           --
Government Securities........   133,902,857     129,617,117    163,472,656  172,461,858
Growth & Income..............   127,102,538     154,193,861             --           --
Health Sciences..............    78,846,762      73,498,740             --           --
Income & Growth..............   168,111,898     185,743,995             --           --
Inflation Protected..........     1,423,437         578,265     10,912,468    1,960,456
International Equities.......   469,576,650     219,797,782             --           --
International Government Bond   156,301,144     156,874,884     40,404,809   38,532,538
International Growth I.......   353,158,815     410,527,265             --           --
Large Cap Growth.............   515,800,179     576,120,804             --           --
Large Capital Growth.........    14,195,535       4,349,944             --           --
Mid Cap Index................   401,609,728     234,435,057             --           --
Mid Capital Growth...........    15,783,277       6,787,510             --           --
Nasdaq-100(R) Index..........     6,920,104       8,424,013             --           --
Science & Technology.........   701,005,378     916,500,545             --           --
Small Cap....................   722,300,005     782,352,361             --           --
Small Cap Index..............   272,740,527      98,218,659             --           --
Social Awareness.............   205,982,442     209,242,130             --           --
Stock Index..................   226,977,059     213,668,115             --           --
Value........................    30,634,865      25,225,411             --           --

Note 6 -- Federal Income Taxes

 The following tables detail the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, principal paydown adjustments, investments in passive foreign investment companies, and derivative transactions. Also included in the following tables are the capital loss carryforwards at May 31, 2005.

 The information in the following table is presented on the basis of cost for Federal Income Tax purposes at May 31, 2005.

                               Identified Cost     Gross         Gross     Net Unrealized
                               of Investments    Unrealized    Unrealized   Appreciation
Fund                                Owned       Appreciation  Depreciation (Depreciation)
------------------------------ --------------- -------------- ------------ --------------
Asset Allocation.............. $  170,383,990  $   21,145,309 $  4,155,915 $   16,989,394
Blue Chip Growth..............     44,202,232       6,920,174    1,911,476      5,008,698
Capital Conservation..........     90,936,520         930,574      531,205        399,369
Core Equity...................    513,540,125      70,410,055   42,505,309     27,904,746
Government Securities.........    140,656,555       2,302,679      621,008      1,681,671
Growth & Income...............    158,192,679      17,424,217    3,243,474     14,180,743
Health Sciences...............    172,229,592      26,241,418   18,647,873      7,593,545
Income & Growth...............    233,676,753      26,559,688   12,618,520     13,941,168
Inflation Protected...........     11,389,468         148,518       40,212        108,306
International Equities........    472,391,117      40,054,067   15,832,099     24,221,968
International Government Bond*    141,299,615      10,083,692      942,386      9,141,306
International Growth I........    432,238,013      36,493,262    6,908,802     29,584,460
Large Cap Growth..............    352,913,213      29,507,528    8,956,453     20,551,075
Large Capital Growth..........      9,575,790         485,472      278,047        207,425
Mid Cap Index.................  1,847,695,130     482,226,126  178,842,111    303,384,015
Mid Capital Growth............      9,572,405         606,020      309,939        296,081
Money Market I................    409,058,467              --           --             --
Nasdaq-100(R) Index...........     86,813,070      18,714,623    7,462,856     11,251,767
Science & Technology..........  1,263,697,059     140,254,076   79,075,562     61,178,514
Small Cap.....................    644,575,468     103,003,037   34,018,009     68,985,028
Small Cap Index...............    791,820,875     130,190,851   62,021,353     68,169,498
Social Awareness..............    374,964,690      41,822,568   12,288,647     29,533,921
Stock Index...................  3,410,176,987   1,796,691,888  407,430,102  1,389,261,786
Value.........................     21,520,353       1,769,020      528,526      1,240,594

--------
*The tax adjustments for International Government Bond Fund are for the 12 months ended, September 30, 2004.

       142          NOTES TO FINANCIAL STATEMENTS - CONTINUED


 The tax basis distributable earnings at May 31, 2005 and the tax character of distributions paid during the year ended May 31, 2005 were as follows:

                                         Distributable Earnings               Tax Distributions
                              -------------------------------------------- -----------------------
                                           Long-Term Gains/
                                             Capital Loss     Unrealized                Long-Term
                                Ordinary    Carryover And    Appreciation   Ordinary     Capital
Fund                             Income      Other Losses   (Depreciation)   Income       Gains
----------------------------- -----------  ---------------- -------------- ----------- -----------
Asset Allocation............. $ 1,415,414  $     9,083,246  $   16,989,388 $ 7,039,090 $ 4,453,768
Blue Chip Growth.............      48,966       (1,982,186)      5,008,631     168,526          --
Capital Conservation.........     177,661         (277,260)        399,369   3,546,130     283,389
Core Equity..................     290,315     (186,115,368)     27,904,746   7,470,010          --
Government Securities........     242,157       (2,744,384)      1,681,671   4,345,003          --
Growth & Income..............      81,606      (28,086,250)     14,180,743   2,470,001          --
Health Sciences..............   1,665,685        4,985,952       7,681,617          --   7,252,739
Income & Growth..............     109,002      (22,531,701)     13,941,168   4,790,006          --
Inflation Protected..........      33,644               --         108,306     111,350          --
International Equities.......   1,363,835       (6,275,340)     24,168,995   7,045,012          --
International Government Bond         -- *             -- *      9,182,405  11,685,663   9,372,453
International Growth I.......     813,450     (168,749,668)     29,584,048   3,815,009          --
Large Cap Growth.............     272,775     (331,629,437)     20,551,075   1,950,003          --
Large Capital Growth.........      11,922         (370,861)        207,425       1,070          --
Mid Cap Index................   7,621,586       73,934,189     303,384,015  22,834,216  24,865,081
Mid Capital Growth...........          --         (303,495)        296,081       1,555          --
Money Market I...............     126,909               --              --   6,209,139          --
Nasdaq-100R Index............      23,363       (8,113,619)     11,251,767     636,617          --
Science & Technology.........          --   (1,712,407,326)     61,176,097          --          --
Small Cap....................          --      (29,318,562)     68,985,028          --          --
Small Cap Index..............  10,662,366       16,513,802      68,169,498   5,465,009          --
Social Awareness.............     196,210      (26,506,681)     29,533,921   5,645,004          --
Stock Index..................   3,575,294       95,042,470   1,389,261,786  76,332,202  60,013,765
Value........................     937,501           13,682       1,240,594      22,649     491,833

--------
*The Distributable Earnings for International Government Bond Fund are for the tax year ended September 30, 2004.

 The tax character of distributions paid during the year ended May 31, 2004 was as follows:

                                               Tax Distributions
                                            -----------------------
                                                         Long-Term
                                             Ordinary     Capital
             Fund                             Income       Gains
             ------------------------------ ----------- -----------
             Asset Allocation.............. $ 3,159,113 $ 1,672,519
             Blue Chip Growth..............          --          --
             Capital Conservation..........   2,580,002     931,395
             Core Equity...................   5,424,008          --
             Government Securities.........   8,907,593   6,896,250
             Growth & Income...............   1,044,004          --
             Health Sciences...............          --          --
             Income & Growth...............   3,454,005          --
             International Equities........   2,726,004          --
             International Government Bond*          --          --
             International Growth I........   3,050,011          --
             Large Cap Growth..............          --          --
             Mid Cap Index.................  11,373,016  11,002,160
             Money Market I................   2,453,053          --
             Nasdaq-100(R) Index...........          --          --
             Science & Technology..........          --          --
             Small Cap.....................          --          --
             Small Cap Index...............   2,815,367     405,635
             Social Awareness..............   3,504,007          --
             Stock Index...................  56,550,544  11,718,422
             Value.........................     131,002          --

--------
*The tax distributions for International Government Bond Fund are for the tax year ended September 30, 2003.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           143


 As of May 31, 2005, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, and are available to offset future capital gains, if any:

                                          Capital Loss Carryforward
                       ---------------------------------------------------------------
Fund                        2009          2010         2011        2012        2013
---------------------- -------------- ------------ ------------ ----------- ----------
Blue Chip Growth...... $           -- $         -- $  1,610,716 $   371,470 $       --
Capital Conservation..             --           --           --          --     50,164
Core Equity...........      2,934,676   72,344,700   78,196,502  32,639,490         --
Government Securities.             --           --           --   1,250,061  1,300,788
Growth & Income.......             --           --   28,086,250          --         --
Income & Growth.......             --    2,779,354   19,509,810     242,537         --
International Equities             --           --    5,416,543     318,652         --
International Growth I      2,367,409   75,705,853   90,616,760          --         --
Large Cap Growth......    150,587,901   77,415,024  102,053,141   1,573,371         --
Large Capital Growth..             --           --           --          --    370,861
Mid Capital Growth....             --           --           --          --    303,495
Nasdaq-100(R) Index...         24,628    1,657,023    3,340,356     637,691  2,259,403
Science & Technology..  1,125,723,172  404,504,281  171,964,888          --         --
Small Cap.............      3,746,543   25,572,019           --          --         --
Social Awareness......             --           --   25,472,613   1,034,068         --

 The Fund's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the current year.

                                             Capital Loss
                                             Carryforward
                      Fund                     Utilized
                      ---------------------- ------------
                      Blue Chip Growth...... $ 1,418,662
                      Core Equity...........   5,121,958
                      Growth & Income.......  10,945,038
                      Income & Growth.......  15,781,913
                      International Equities   6,483,523
                      International Growth I  43,590,548
                      Large Cap Growth......  21,971,788
                      Science & Technology..   3,964,258
                      Small Cap.............  80,525,024
                      Social Awareness......  17,849,759
                      Value.................     677,498

 Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended May 31, 2005, the Funds elected to defer capital losses as follows :

                              Deferred Post-October Deferred Post-October
       Fund                       Capital Loss          Currency Loss
       ---------------------- --------------------- ---------------------
       Capital Conservation..      $   227,096            $     --
       Government Securities.          193,535                  --
       International Equities               --             506,047
       International Growth I               --              59,646
       Nasdaq-100(R) Index...          194,518                  --
       Science & Technology..       10,208,747               6,238

 For the year ended May 31, 2005, the International Equities Fund elected to defer $34,098 of Post October Passive Foreign Investment Company ("PFIC") loss deferrals.

       144          NOTES TO FINANCIAL STATEMENTS - CONTINUED


 For the period ended May 31, 2005, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net investment losses, principal paydown adjustments, disposition of PFIC securities, treatment of foreign currency, and investments in real estate investment trusts, to the components of net assets as follows:

                                 Accumulated       Accumulated
                              Undistributed Net Undistributed Net
                              Investment Income   Realized Gain
                                   (Loss)            (Loss)       Capital Paid-in
                              ----------------- ----------------- ---------------
Asset Allocation.............    $  120,011        $  (120,011)      $      --
Blue Chip Growth.............        (1,316)             1,316              --
Capital Conservation.........       153,489           (153,489)             --
Core Equity..................            --                 --              --
Government Securities........       101,083           (101,083)             --
Growth & Income..............            --                 --              --
Health Sciences..............     1,190,514         (1,152,694)        (37,820)
Income & Growth..............            --                 --              --
Inflation Protected..........            --                 --              --
International Equities.......      (379,778)           379,778              --
International Government Bond      (726,374)           726,374              --
International Growth I.......       (52,787)            52,787              --
Large Cap Growth.............            --                 --              --
Large Capital Growth.........            --                 --              --
Mid Cap Index................            --                 --              --
Mid Capital Growth...........        17,604                  2         (17,606)
Money Market I...............            --                 --              --
Nasdaq-100(R) Index..........            --                 --              --
Science & Technology.........       148,248              3,300        (151,548)
Small Cap....................       996,817                 --        (996,817)
Small Cap Index..............       913,101           (913,101)             --
Social Awareness.............            --                 --              --
Stock Index..................            --                 --              --
Value........................            --                 --              --

Note 7 -- Capital Share Transactions

 Transactions in capital shares of each Fund were as follows:

                                          Asset Allocation
                         --------------------------------------------------
                            For the year ended        For the year ended
                               May 31, 2005              May 31, 2004
                         ------------------------  ------------------------
                           Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------
Shares sold.............  2,508,057  $ 30,754,292   2,859,155  $ 34,530,727
Shares issued in merger+         --            --          --            --
Reinvested dividends....    926,092    11,492,858     404,357     4,831,631
Shares redeemed......... (4,046,850)  (49,707,551) (2,098,423)  (24,993,908)
                         ----------  ------------  ----------  ------------
Net increase (decrease).   (612,701) $ (7,460,401)  1,165,089  $ 14,368,450
                         ==========  ============  ==========  ============
                                        Capital Conservation
                         --------------------------------------------------
                            For the year ended        For the year ended
                               May 31, 2005              May 31, 2004
                         ------------------------  ------------------------
                           Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------
Shares sold.............  2,608,800  $ 25,227,318   2,571,565  $ 25,215,974
Reinvested dividends....    395,276     3,829,519     361,076     3,511,397
Shares redeemed......... (2,174,055)  (21,110,759) (3,720,187)  (36,434,331)
                         ----------  ------------  ----------  ------------
Net increase (decrease).    830,021  $  7,946,078    (787,546) $ (7,706,960)
                         ==========  ============  ==========  ============

                                           Blue Chip Growth
                         ----------------------------------------------------
                             For the year ended         For the year ended
                                May 31, 2005               May 31, 2004
                         --------------------------  ------------------------
                            Shares        Amount       Shares       Amount
                         -----------  -------------  ----------  ------------
Shares sold.............   1,728,959  $  13,680,168   3,124,717  $ 23,423,308
Shares issued in merger+     493,674      3,787,688          --            --
Reinvested dividends....      19,920        168,526          --            --
Shares redeemed.........  (1,511,507)   (12,194,253) (1,503,449)  (11,567,695)
                         -----------  -------------  ----------  ------------
Net increase (decrease).     731,046  $   5,442,129   1,621,268  $ 11,855,613
                         ===========  =============  ==========  ============
                                              Core Equity
                         ----------------------------------------------------
                             For the year ended         For the year ended
                                May 31, 2005               May 31, 2004
                         --------------------------  ------------------------
                            Shares        Amount       Shares       Amount
                         -----------  -------------  ----------  ------------
Shares sold.............   2,912,042  $  34,878,334   3,898,476  $ 43,982,569
Reinvested dividends....     615,040      7,470,010     481,907     5,424,008
Shares redeemed......... (10,957,557)  (131,746,263) (8,620,130)  (97,674,666)
                         -----------  -------------  ----------  ------------
Net increase (decrease).  (7,430,475) $ (89,397,919) (4,239,747) $(48,268,089)
                         ===========  =============  ==========  ============

--------
+See Note 2

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           145

                                         Government Securities
                        ------------------------------------------------------
                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............   1,665,058  $  16,735,032    2,372,611  $  24,830,193
Reinvested dividends...     432,605      4,345,003    1,558,214     15,803,843
Shares redeemed........  (3,640,324)   (36,546,115)  (6,862,613)   (72,260,999)
                        -----------  -------------  -----------  -------------
Net increase (decrease)  (1,542,661) $ (15,466,080)  (2,931,788) $ (31,626,963)
                        ===========  =============  ===========  =============

                                            Health Sciences
                        ------------------------------------------------------
                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............   3,939,992  $  37,966,004    8,599,527  $  78,688,626
Reinvested dividends...     730,387      7,252,739           --             --
Shares redeemed........  (4,125,596)   (39,160,973)  (3,019,602)   (27,290,979)
                        -----------  -------------  -----------  -------------
Net increase (decrease)     544,783  $   6,057,770    5,579,925  $  51,397,647
                        ===========  =============  ===========  =============

                            Inflation Protected
                        --------------------------
                              For the period
                           December 20, 2004* to
                               May 31, 2005
                        --------------------------
                           Shares        Amount
                        -----------  -------------
Shares sold............   1,082,851  $  10,871,299
Reinvested dividends...      11,039        111,350
Shares redeemed........     (24,867)      (251,421)
                        -----------  -------------
Net increase (decrease)   1,069,023  $  10,731,228
                        ===========  =============

                                     International Government Bond
                        ------------------------------------------------------
                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............   1,669,659  $  22,412,719    4,284,673  $  59,075,892
Reinvested dividends...   1,583,448     21,058,116      559,383      7,718,195
Shares redeemed........  (2,643,890)   (35,437,328)  (5,476,843)   (75,123,369)
                        -----------  -------------  -----------  -------------
Net increase (decrease)     609,217  $   8,033,507     (632,787) $  (8,329,282)
                        ===========  =============  ===========  =============

                                           Large Cap Growth
                        ------------------------------------------------------

                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............   4,825,409  $  30,286,319    6,042,694  $  36,012,253
Reinvested dividends...     304,213      1,950,003           --             --
Shares redeemed........ (17,491,425)  (109,733,636) (14,653,870)   (89,702,311)
                        -----------  -------------  -----------  -------------
Net increase (decrease) (12,361,803) $ (77,497,314)  (8,611,176) $ (53,690,058)
                        ===========  =============  ===========  =============

                                             Mid Cap Index
                        ------------------------------------------------------

                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............  15,298,835  $ 308,210,918   17,703,035  $ 322,337,800
Reinvested dividends...   2,271,229     47,699,297    1,196,733     22,375,176
Shares redeemed........  (7,984,580)  (162,351,846)  (8,916,379)  (163,532,506)
                        -----------  -------------  -----------  -------------
Net increase (decrease)   9,585,484  $ 193,558,369    9,983,389  $ 181,180,470
                        ===========  =============  ===========  =============

                                           Growth & Income
                        -----------------------------------------------------
                            For the year ended         For the year ended
                               May 31, 2005               May 31, 2004
                        -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
                        -----------  ------------  -----------  -------------
Shares sold............   1,105,748  $ 14,799,432    2,071,683  $  25,681,775
Reinvested dividends...     178,683     2,470,001       83,391      1,044,004
Shares redeemed........  (3,144,962)  (42,414,521)  (3,594,549)   (45,739,119)
                        -----------  ------------  -----------  -------------
Net increase (decrease)  (1,860,531) $(25,145,088)  (1,439,475) $ (19,013,340)
                        ===========  ============  ===========  =============

                                           Income & Growth
                        -----------------------------------------------------
                            For the year ended         For the year ended
                               May 31, 2005               May 31, 2004
                        -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
                        -----------  ------------  -----------  -------------
Shares sold............   3,287,468  $ 31,366,071    3,039,922  $  26,092,791
Reinvested dividends...     500,754     4,790,006      397,862      3,454,005
Shares redeemed........  (5,687,332)  (54,518,399)  (4,101,694)   (35,743,452)
                        -----------  ------------  -----------  -------------
Net increase (decrease)  (1,899,110) $(18,362,322)    (663,910) $  (6,196,656)
                        ===========  ============  ===========  =============

                                        International Equities
                        -----------------------------------------------------

                            For the year ended         For the year ended
                               May 31, 2005               May 31, 2004
                        -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
                        -----------  ------------  -----------  -------------
Shares sold............  40,404,226  $299,000,913   76,742,548  $ 477,377,588
Reinvested dividends...     936,150     7,045,012      411,166      2,726,004
Shares redeemed........  (5,964,278)  (43,928,182) (63,681,224)  (390,438,029)
                        -----------  ------------  -----------  -------------
Net increase (decrease)  35,376,098  $262,117,743   13,472,490  $  89,665,563
                        ===========  ============  ===========  =============

                                        International Growth I
                        -----------------------------------------------------
                            For the year ended         For the year ended
                               May 31, 2005               May 31, 2004
                        -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
                        -----------  ------------  -----------  -------------
Shares sold............   4,288,009  $ 33,303,810   17,229,389  $ 116,360,963
Reinvested dividends...     472,775     3,815,009      437,063      3,050,011
Shares redeemed........ (10,419,550)  (81,501,043) (22,481,382)  (155,094,813)
                        -----------  ------------  -----------  -------------
Net increase (decrease)  (5,658,766) $(44,382,224)  (4,814,930) $ (35,683,839)
                        ===========  ============  ===========  =============

                           Large Capital Growth
                        -------------------------
                              For the period
                          December 20, 2004* to
                               May 31, 2005
                        -------------------------
                           Shares       Amount
                        -----------  ------------
Shares sold............   1,000,000  $ 10,000,000
Reinvested dividends...         106         1,070
Shares redeemed........          --            --
                        -----------  ------------
Net increase (decrease)   1,000,106  $ 10,001,070
                        ===========  ============

                            Mid Capital Growth
                        -------------------------
                              For the period
                          December 20, 2004* to
                               May 31, 2005
                        -------------------------
                           Shares       Amount
                        -----------  ------------
Shares sold............   1,000,000  $ 10,000,000
Reinvested dividends...         154         1,555
Shares redeemed........          --            --
                        -----------  ------------
Net increase (decrease)   1,000,154  $ 10,001,555
                        ===========  ============

--------
*Commencement of operations

       146          NOTES TO FINANCIAL STATEMENTS - CONTINUED


                                             Money Market I
                        --------------------------------------------------------
                             For the year ended           For the year ended
                                May 31, 2005                 May 31, 2004
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............  343,187,113  $ 343,187,113   754,255,042  $ 754,255,038
Reinvested dividends...    6,209,139      6,209,139     2,453,049      2,453,053
Shares redeemed........ (395,169,180)  (395,169,180) (827,447,836)  (827,447,836)
                        ------------  -------------  ------------  -------------
Net increase (decrease)  (45,772,928) $ (45,772,928)  (70,739,745) $ (70,739,745)
                        ============  =============  ============  =============

                                          Science & Technology
                        --------------------------------------------------------
                             For the year ended           For the year ended
                                May 31, 2005                 May 31, 2004
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............    7,753,021  $  82,465,995    17,697,448  $ 184,687,555
Reinvested dividends...           --             --            --             --
Shares redeemed........  (27,286,728)  (290,762,912)  (19,857,668)  (211,847,284)
                        ------------  -------------  ------------  -------------
Net increase (decrease)  (19,533,707) $(208,296,917)   (2,160,220) $ (27,159,729)
                        ============  =============  ============  =============

                                             Small Cap Index
                        --------------------------------------------------------
                             For the year ended           For the year ended
                                May 31, 2005                 May 31, 2004
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............   14,631,585  $ 214,641,332    16,019,398  $ 210,102,617
Reinvested dividends...      361,706      5,465,009       235,095      3,221,002
Shares redeemed........   (4,110,375)   (60,965,612)   (6,248,928)   (81,720,275)
                        ------------  -------------  ------------  -------------
Net increase (decrease)   10,882,916  $ 159,140,729    10,005,565  $ 131,603,344
                        ============  =============  ============  =============

                                               Stock Index
                        --------------------------------------------------------
                             For the year ended           For the year ended
                                May 31, 2005                 May 31, 2004
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............   12,944,520  $ 408,130,934    16,514,234  $ 485,330,548
Reinvested dividends...    4,219,795    136,345,967     2,295,720     68,268,966
Shares redeemed........  (15,783,770)  (496,862,720)  (17,994,542)  (533,745,186)
                        ------------  -------------  ------------  -------------
Net increase (decrease)    1,380,545  $  47,614,181       815,412  $  19,854,328
                        ============  =============  ============  =============

                                          Nasdaq-100(R) Index
                        ------------------------------------------------------
                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............   8,011,139  $  33,257,917   21,881,859  $  84,199,139
Reinvested dividends...     142,755        636,617           --             --
Shares redeemed........  (9,678,790)   (40,173,631) (14,779,880)   (57,250,828)
                        -----------  -------------  -----------  -------------
Net increase (decrease)  (1,524,896) $  (6,279,097)   7,101,979  $  26,948,311
                        ===========  =============  ===========  =============

                                               Small Cap
                        ------------------------------------------------------
                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............   4,033,054  $  41,904,735    5,057,854  $  46,117,368
Reinvested dividends...          --             --           --             --
Shares redeemed........ (11,323,071)  (117,852,491) (12,561,816)  (117,588,273)
                        -----------  -------------  -----------  -------------
Net increase (decrease)  (7,290,017) $ (75,947,756)  (7,503,962) $ (71,470,905)
                        ===========  =============  ===========  =============

                                           Social Awareness
                        ------------------------------------------------------
                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............   2,991,468  $  55,587,902    2,164,907  $  37,752,447
Reinvested dividends...     295,947      5,645,004      199,706      3,504,007
Shares redeemed........  (4,640,935)   (88,388,114)  (2,770,957)   (48,650,187)
                        -----------  -------------  -----------  -------------
Net increase (decrease)  (1,353,520) $ (27,155,208)    (406,344) $  (7,393,733)
                        ===========  =============  ===========  =============

                                                 Value
                        ------------------------------------------------------
                            For the year ended          For the year ended
                               May 31, 2005                May 31, 2004
                        --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                        -----------  -------------  -----------  -------------
Shares sold............     858,877  $   9,363,642      531,336  $   5,008,530
Reinvested dividends...      46,308        514,482       13,386        131,002
Shares redeemed........    (300,217)    (3,235,904)    (387,546)    (3,648,630)
                        -----------  -------------  -----------  -------------
Net increase (decrease)     604,968  $   6,642,220      157,176  $   1,490,902
                        ===========  =============  ===========  =============

Note 8 -- Expense Reductions

 Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses have been reduced. For the period ended May 31, 2005, the amount of expense reductions received by each fund were as follows:

                    Fund                 Expense Reductions
                    -------------------- ------------------
                    Blue Chip Growth....      $  2,522
                    Core Equity.........        65,298
                    Health Sciences.....        16,441
                    Science & Technology       142,074

Note 9 -- Investment Concentration

 Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, and Inflation Protected Fund invest in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of each Fund's concentration in such investments, it may be subject to risks associated with U.S. Government securities. At the end of the period, the Funds had 15.83%, 46.00%, 60.85%, and 30.34%, respectively, of their net assets invested in such securities.

 Some of the Funds may invest internationally, including in "emerging market" countries. Emerging markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Equities Fund and International Growth I Fund. The International Equities Fund had 22.18% and 24.34% of its net assets invested in equity securities domiciled in the United Kingdom and Japan, respectively. The International Growth I Fund had 24.72% and 16.59% of its net assets invested in equity securities domiciled in the United Kingdom and Japan, respectively.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           147


 The Health Sciences Fund is concentrated in the health services industry and is less diversified than stock funds investing in a broader range of industries. The Fund may also invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management or managed care. Developments that could adversely effect the Fund include increased competition in the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and obsolescence of popular products.

 The Nasdaq-100(R) Index Fund and Science & Technology Fund are concentrated in the technology sector. As a result, the Funds are subject to greater volatility than a fund that does not concentrate in a particular sector. Because the Nasdaq-100(R) Index may consist of relatively more companies in certain industry sectors than others, (such as technology), the Fund's performance may be more susceptible to developments which effect those sectors emphasized by the Index.

Note 10 -- Lines of Credit

 The Series and VALIC Company II have established an $85 million committed and $40 million uncommitted lines of credit with State Street Bank & Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit, which is included in other expenses on the Statement of Operations. For the period ended May 31, 2005, the following funds had borrowings:

                                                     Average   Weighted
                                  Days     Interest    Debt    Average
        Fund                   Outstanding Charges   Utilized  Interest
        ---------------------- ----------- -------- ---------- --------
        Core Equity...........      2      $   263  $1,353,451   3.50%
        Income & Growth.......     17        3,130   2,187,462   2.96%
        International Growth I      1          102   2,436,993   1.50%
        Large Cap Growth......     52       11,515   2,649,971   2.98%
        Science & Technology..      5          392   1,013,451   2.80%
        Small Cap.............      5          707   2,051,619   2.35%

 As of May 31, 2005, none of the Funds had outstanding borrowings.

Note 11 -- Interfund Lending Agreement

 Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended May 31, 2005, none of the Funds participated in the program.

Note 12 -- Subsequent Events

 Effective June 20, 2005, AIM Capital Management, Inc. and Massachusetts Financial Services Company ("MFS") will serve as sub-advisers for the International Growth I Fund, each managing a portion of the assets of the Fund. American Century Investment Management, Inc. will continue to manage a portion of the assets of the International Growth I Fund.

 At a special meeting of the Board of Director's of VC I held on June 16, 2005, the Board approved the establishment of nine new funds: Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, and Small Cap Strategic Growth Fund. These funds will commence operations on or about December 5, 2005.

 The sub-advisers for nine Funds are as follows:

 Broad Cap Value Fund............ Barrow, Hanley, Mewhinney & Strauss, Inc.
 Foreign Value Fund.............. Templeton Investment Counsel, Inc.
 Global Equity Fund.............. Putnam Investment Management, Inc.
 Global Strategy Fund............ Templeton Investment Counsel, Inc.
                                  Franklin Advisers, Inc.
 Large Cap Core Fund............. Evergreen Investment Management Company, LLC
 Large Cap Strategic Growth Fund. American Century Investment Management Co.
 Small Cap Aggressive Growth Fund Credit Suisse Asset Management, LLC
 Small Cap Special Values Fund... Evergreen Investment Management Company, LLC
                                  Putnam Investment Management, Inc.
 Small Cap Strategic Growth Fund. Evergreen Investment Management Company, LLC

       148                    FINANCIAL HIGHLIGHTS

                                                                                    Asset Allocation Fund
                                                              ---------------------------------------------------------------

                                                                                     Year Ended May 31,
                                                              ---------------------------------------------------------------
                                                                  2005           2004           2003         2002       2001
                                                              --------      --------       --------       --------   --------

PER SHARE DATA
Net asset value at beginning of period....................... $  12.12      $  11.21       $  11.35       $  12.71   $  14.68
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.27/(e)/     0.17/(e)/      0.25/(e)/      0.33       0.43
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     0.61          1.07          (0.12)         (1.03)     (0.79)
                                                              ---------------------------------------------------------------
   Total income (loss) from investment operations............     0.88          1.24           0.13          (0.70)     (0.36)
                                                              ---------------------------------------------------------------
Distributions from:
   Investment income.........................................    (0.27)        (0.19)         (0.26)         (0.33)     (0.43)
   Realized gain on securities...............................    (0.45)        (0.14)         (0.01)         (0.33)     (1.18)
                                                              ---------------------------------------------------------------
   Total distributions.......................................    (0.72)        (0.33)         (0.27)         (0.66)     (1.61)
                                                              ---------------------------------------------------------------
Net asset value at end of period............................. $  12.28      $  12.12       $  11.21       $  11.35   $  12.71
                                                              ---------------------------------------------------------------
TOTAL RETURN/(a)/............................................     7.31%        11.08%/(f)/     1.28%/(f)/    (5.57)%    (2.46)%
                                                              ---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................     0.65%         0.68%          0.72%          0.64%      0.58%
Ratio of expenses to average net assets/(d)/.................     0.65%         0.68%          0.72%          0.64%      0.58%
Ratio of expense reductions to average net assets............        -             -              -              -          -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     2.18%         1.47%          2.36%          2.71%      3.10%
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................     2.18%         1.47%          2.36%             -          -
Portfolio turnover rate......................................      104%           75%           112%            71%       112%
Number of shares outstanding at end of period (000's)........   15,256        15,869         14,704         15,944     16,388
Net assets at end of period (000's).......................... $187,309      $192,301       $164,757       $180,925   $208,369

                                                                                    Blue Chip Growth Fund
                                                              ------------------------------------------------------------
                                                                                                                  November 1,
                                                                              Year Ended May 31,                   2000* to
                                                              ------------------------------------------------      May 31,
                                                                  2005         2004          2003        2002        2001
                                                              -------      -------       -------       -------   -----------

PER SHARE DATA
Net asset value at beginning of period....................... $  7.89      $  6.79       $  7.26       $  8.57     $ 10.00
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.04/(e)/   (0.00)/(e)/   (0.01)/(e)/   (0.01)       0.02
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    0.42         1.10         (0.46)        (1.29)      (1.43)
                                                              ------------------------------------------------------------
   Total income (loss) from investment operations............    0.46         1.10         (0.47)        (1.30)      (1.41)
                                                              ------------------------------------------------------------
Distributions from:
   Investment income.........................................   (0.03)           -             -         (0.01)      (0.02)
   Realized gain on securities...............................       -            -             -             -           -
                                                              ------------------------------------------------------------
   Total distributions.......................................   (0.03)           -             -         (0.01)      (0.02)
                                                              ------------------------------------------------------------
Net asset value at end of period............................. $  8.32      $  7.89       $  6.79       $  7.26     $  8.57
                                                              ------------------------------------------------------------
TOTAL RETURN/(a)/............................................    5.81%       16.20%        (6.47)%      (15.22)%    (14.14)%
                                                              ------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................    1.08%        1.07%         1.24%         1.15%       0.88%/(b)/
Ratio of expenses to average net assets/(d)/.................    1.10%        1.07%         1.24%         1.15%       0.88%/(b)/
Ratio of expense reductions to average net assets............    0.01%        0.01%         0.03%         0.00%       0.00%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................    0.47%       (0.02)%       (0.19)%       (0.17)%      0.31%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................    0.45%       (0.02)%       (0.19)%           -           -
Portfolio turnover rate......................................      42%          30%           44%           39%         70%
Number of shares outstanding at end of period (000's)........   5,847        5,116         3,495         2,763       1,702
Net assets at end of period (000's).......................... $48,638      $40,369       $23,728       $20,063     $14,592

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method. /(f)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

                      FINANCIAL HIGHLIGHTS - CONTINUED                149


                                                                              Capital Conservation Fund
                                                              ---------------------------------------------------------
                                                                                  Year Ended May 31,
                                                              ---------------------------------------------------------
                                                                  2005          2004          2003       2002     2001
                                                              -------      -------        -------      -------  -------

PER SHARE DATA
Net asset value at beginning of period....................... $  9.53      $ 10.04        $  9.38      $  9.34  $  8.78
                                                              ---------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.37/(d)/    0.28/(d)/      0.36/(d)/    0.52     0.58
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.......................    0.19        (0.37)          0.68         0.04     0.56
                                                              ---------------------------------------------------------
   Total income (loss) from investment operations............    0.56        (0.09)          1.04         0.56     1.14
                                                              ---------------------------------------------------------
Distributions from:
   Investment income.........................................   (0.38)       (0.31)         (0.38)       (0.52)   (0.58)
   Realized gain on securities...............................   (0.05)       (0.11)             -            -        -
                                                              ---------------------------------------------------------
   Total distributions.......................................   (0.43)       (0.42)         (0.38)       (0.52)   (0.58)
                                                              ---------------------------------------------------------
Net asset value at end of period............................. $  9.66      $  9.53        $ 10.04      $  9.38  $  9.34
                                                              ---------------------------------------------------------
TOTAL RETURN/(a)/............................................    5.99%       (0.82)%/(e)/   11.31%        6.12%   13.35%
                                                              ---------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.70%        0.68%          0.70%        0.65%    0.58%
Ratio of expenses to average net assets/(c)/.................    0.70%        0.68%          0.70%        0.65%    0.58%
Ratio of expense reductions to average net assets............       -            -              -            -        -
Ratio of net investment income (loss) to
 average net assets/(b)/.....................................    3.83%        2.89%          3.77%        5.50%    6.35%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................    3.83%        2.89%          3.77%           -        -
Portfolio turnover rate......................................     198%         171%           218%         132%     418%
Number of shares outstanding at end of period (000's)........   8,997        8,167          8,954        7,440    6,058
Net assets at end of period (000's).......................... $86,903      $77,836        $89,866      $69,785  $56,560

                                                                                      Core Equity Fund
                                                              --------------------------------------------------------------
                                                                                     Year Ended May 31,
                                                              --------------------------------------------------------------
                                                                   2005          2004          2003         2002       2001
                                                              ---------      --------      --------      --------   --------

PER SHARE DATA
Net asset value at beginning of period.......................  $  11.77      $  10.12      $  11.10      $  13.36   $  23.31
                                                              --------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................      0.16/(d)/     0.10/(d)/     0.11/(d)/     0.07       0.04
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.......................      0.60          1.65         (0.98)        (2.26)     (2.54)
                                                              --------------------------------------------------------------
   Total income (loss) from investment operations............      0.76          1.75         (0.87)        (2.19)     (2.50)
                                                              --------------------------------------------------------------
Distributions from:
   Investment income.........................................     (0.16)        (0.10)        (0.11)        (0.07)     (0.04)
   Realized gain on securities...............................         -             -             -             -      (7.41)
                                                              --------------------------------------------------------------
   Total distributions.......................................     (0.16)        (0.10)        (0.11)        (0.07)     (7.45)
                                                              --------------------------------------------------------------
Net asset value at end of period.............................  $  12.37      $  11.77      $  10.12      $  11.10   $  13.36
                                                              --------------------------------------------------------------
TOTAL RETURN/(a)/............................................      6.48%        17.36%        (7.79)%      (16.43)%   (11.62)%
                                                              --------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................      0.85%         0.85%         0.85%         0.84%      0.86%
Ratio of expenses to average net assets/(c)/.................      0.93%         0.95%         0.97%         0.93%      0.88%
Ratio of expense reductions to average net assets............      0.01%         0.01%         0.05%         0.00%      0.00%
Ratio of net investment income (loss) to
 average net assets/(b)/.....................................      1.30%         0.88%         1.08%         0.55%      0.24%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................      1.22%         0.79%         0.96%            -          -
Portfolio turnover rate......................................        31%           28%           25%           64%        71%
Number of shares outstanding at end of period (000's)........    43,687        51,118        55,358        61,675     68,430
Net assets at end of period (000's)..........................  $540,620      $601,756      $560,038      $684,642   $913,980

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(c)/Excludes, if any, expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Funds performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

       150              FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                Government Securities Fund
                                                              -------------------------------------------------------------
                                                                                    Year Ended May 31,
                                                              -------------------------------------------------------------
                                                                   2005          2004          2003        2002      2001
                                                              --------       --------      --------      --------  --------

PER SHARE DATA
Net asset value at beginning of period....................... $   9.82       $  11.24      $  10.37      $  10.07  $   9.51
                                                              -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.31/(d)/      0.27/(d)/     0.38/(d)/     0.51      0.58
   Net realized and unrealized gain (loss)
    on investments and foreign currencies....................     0.33          (0.65)         0.95          0.30      0.56
                                                              -------------------------------------------------------------
   Total income (loss) from investment operations............     0.64          (0.38)         1.33          0.81      1.14
                                                              -------------------------------------------------------------
Distributions from:
   Investment income.........................................    (0.32)         (0.29)        (0.39)        (0.51)    (0.58)
   Realized gain on securities...............................        -          (0.75)        (0.07)            -         -
                                                              -------------------------------------------------------------
   Total distributions.......................................    (0.32)         (1.04)        (0.46)        (0.51)    (0.58)
                                                              -------------------------------------------------------------
Net asset value at end of period............................. $  10.14       $   9.82      $  11.24      $  10.37  $  10.07
                                                              -------------------------------------------------------------
TOTAL RETURN/(a)/............................................     6.54%/(e)/    (3.40)%       12.99%         8.17%    12.23%
                                                              -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     0.66%          0.65%         0.66%         0.63%     0.58%
Ratio of expenses to average net assets/(c)/.................     0.66%          0.65%         0.66%         0.63%     0.58%
Ratio of expense reductions to average net assets............        -              -             -             -         -
Ratio of net investment income (loss) to
 average net assets/(b)/.....................................     3.03%          2.59%         3.54%         4.89%     5.83%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     3.03%          2.59%         3.54%            -         -
Portfolio turnover rate......................................      216%           169%          201%           89%       84%
Number of shares outstanding at end of period (000's)........   13,361         14,904        17,836        12,993    11,873
Net assets at end of period (000's).......................... $135,549       $146,347      $200,412      $134,726  $119,514

                                                                                   Growth & Income Fund
                                                              -------------------------------------------------------------
                                                                                    Year Ended May 31,
                                                              -------------------------------------------------------------
                                                                  2005          2004          2003         2002       2001
                                                              --------      --------      --------      --------   --------

PER SHARE DATA
Net asset value at beginning of period....................... $  12.87      $  11.32      $  12.87      $  14.84   $  21.04
                                                              -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.19/(d)/     0.07/(d)/     0.09/(d)/     0.08       0.11
   Net realized and unrealized gain (loss)
    on investments and foreign currencies....................     1.15          1.55         (1.55)        (1.75)     (2.39)
                                                              -------------------------------------------------------------
   Total income (loss) from investment operations............     1.34          1.62         (1.46)        (1.67)     (2.28)
                                                              -------------------------------------------------------------
Distributions from:
   Investment income.........................................    (0.19)        (0.07)        (0.09)        (0.09)     (0.11)
   Realized gain on securities...............................        -             -             -         (0.21)     (3.81)
                                                              -------------------------------------------------------------
   Total distributions.......................................    (0.19)        (0.07)        (0.09)        (0.30)     (3.92)
                                                              -------------------------------------------------------------
Net asset value at end of period............................. $  14.02      $  12.87      $  11.32      $  12.87   $  14.84
                                                              -------------------------------------------------------------
TOTAL RETURN/(a)/............................................    10.47%        14.33%       (11.31)%      (11.36)%   (10.91)%
                                                              -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     0.85%         0.85%         0.85%         0.85%      0.82%
Ratio of expenses to average net assets/(c)/.................     0.90%         0.89%         0.91%         0.87%      0.83%
Ratio of expense reductions to average net assets............        -             -             -             -          -
Ratio of net investment income (loss) to
 average net assets/(b)/.....................................     1.41%         0.55%         0.82%         0.59%      0.62%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     1.35%         0.51%         0.76%            -          -
Portfolio turnover rate......................................       74%          168%           97%          110%        65%
Number of shares outstanding at end of period (000's)........   12,102        13,963        15,402        17,145     18,026
Net assets at end of period (000's).......................... $169,724      $179,737      $174,359      $220,745   $267,487

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(c)/Excludes, if any, expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

                      FINANCIAL HIGHLIGHTS - CONTINUED                151


                                                                                       Health Sciences Fund
                                                              -----------------------------------------------------

                                                                               Year Ended May 31,
                                                              ---------------------------------------------------
                                                                   2005           2004          2003        2002
                                                              --------       --------       -------       -------

PER SHARE DATA
Net asset value at beginning of period....................... $  10.06       $   7.98       $  7.76       $  8.93
                                                              -----------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    (0.08)/(e)/    (0.07)/(e)/   (0.05)/(e)/   (0.04)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    (0.02)          2.15          0.27         (1.13)
                                                              -----------------------------------------------------
   Total income (loss) from investment operations............    (0.10)          2.08          0.22         (1.17)
                                                              -----------------------------------------------------
Distributions from:
   Investment income.........................................        -              -             -             -
   Realized gain on securities...............................    (0.47)             -             -             -
                                                              -----------------------------------------------------
   Total distributions.......................................    (0.47)             -             -             -
                                                              -----------------------------------------------------
Net asset value at end of period............................. $   9.49       $  10.06       $  7.98       $  7.76
                                                              -----------------------------------------------------
TOTAL RETURN/(a)/............................................    (1.23)%        26.07%         2.84%/(f)/  (13.10)%
                                                              -----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................     1.17%          1.15%         1.24%         1.22%
Ratio of expenses to average net assets/(d)/.................     1.17%          1.15%         1.24%         1.22%
Ratio of expense reductions to average net assets............     0.01%          0.03%         0.03%         0.00%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................    (0.80)%        (0.77)%       (0.75)%       (0.65)%
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................    (0.80)%        (0.77)%       (0.75)%           -
Portfolio turnover rate......................................       49%            41%           48%           70%
Number of shares outstanding at end of period (000's)........   15,856         15,312         9,732         7,029
Net assets at end of period (000's).......................... $150,541       $154,050       $77,673       $54,514

                                                                Health
                                                               Sciences
                                                                 Fund
                                                              ----------
                                                               November 1,
                                                                2000* to
                                                                 May 31,
                                                                  2001
                                                              -----------

PER SHARE DATA
Net asset value at beginning of period.......................   $ 10.00
                                                              ----------
Income (loss) from investment operations:
   Net investment income (loss)..............................      0.01
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     (1.07)
                                                              ----------
   Total income (loss) from investment operations............     (1.06)
                                                              ----------
Distributions from:
   Investment income.........................................     (0.01)
   Realized gain on securities...............................         -
                                                              ----------
   Total distributions.......................................     (0.01)
                                                              ----------
Net asset value at end of period.............................   $  8.93
                                                              ----------
TOTAL RETURN/(a)/............................................    (10.60)%
                                                              ----------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................      1.08%/(b)/
Ratio of expenses to average net assets/(d)/.................      1.08%/(b)/
Ratio of expense reductions to average net assets............      0.00%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     (0.03)%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................         -
Portfolio turnover rate......................................       158%
Number of shares outstanding at end of period (000's)........     2,684
Net assets at end of period (000's)..........................   $23,965

                                                                                      Income & Growth Fund
                                                              ----------------------------------------------------

                                                                               Year Ended May 31,
                                                              --------------------------------------------------
                                                                  2005          2004          2003         2002
                                                              --------      --------      --------      --------

PER SHARE DATA
Net asset value at beginning of period....................... $   9.07      $   7.73      $   8.51      $   9.61
                                                              ----------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.20/(e)/     0.13/(e)/     0.11/(e)/     0.08
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     0.80          1.34         (0.79)        (1.10)
                                                              ----------------------------------------------------
   Total income (loss) from investment operations............     1.00          1.47         (0.68)        (1.02)
                                                              ----------------------------------------------------
Distributions from:
   Investment income.........................................    (0.20)        (0.13)        (0.10)        (0.08)
   Realized gain on securities...............................        -             -             -             -
                                                              ----------------------------------------------------
   Total distributions.......................................    (0.20)        (0.13)        (0.10)        (0.08)
                                                              ----------------------------------------------------
Net asset value at end of period............................. $   9.87      $   9.07      $   7.73      $   8.51
                                                              ----------------------------------------------------
TOTAL RETURN/(a)/............................................    11.07%        19.16%        (7.87)%      (10.58)%
                                                              ----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................     0.83%         0.83%         0.83%         0.83%
Ratio of expenses to average net assets/(d)/.................     0.91%         0.91%         0.93%         0.93%
Ratio of expense reductions to average net assets............        -             -             -             -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     2.05%         1.50%         1.47%         0.91%
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................     1.97%         1.43%         1.37%            -
Portfolio turnover rate......................................       72%           71%           64%           65%
Number of shares outstanding at end of period (000's)........   23,445        25,344        26,008        27,664
Net assets at end of period (000's).......................... $231,351      $229,928      $200,919      $235,508

                                                                Income &
                                                                 Growth
                                                                  Fund
                                                              -----------
                                                               December 11,
                                                                 2000* to
                                                                 May 31,
                                                                   2001
                                                              ------------

PER SHARE DATA
Net asset value at beginning of period.......................   $  10.00
                                                              -----------
Income (loss) from investment operations:
   Net investment income (loss)..............................       0.04
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................      (0.40)
                                                              -----------
   Total income (loss) from investment operations............      (0.36)
                                                              -----------
Distributions from:
   Investment income.........................................      (0.03)
   Realized gain on securities...............................          -
                                                              -----------
   Total distributions.......................................      (0.03)
                                                              -----------
Net asset value at end of period.............................   $   9.61
                                                              -----------
TOTAL RETURN/(a)/............................................      (3.60)%
                                                              -----------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................       0.83%/(b)/
Ratio of expenses to average net assets/(d)/.................       0.87%/(b)/
Ratio of expense reductions to average net assets............          -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................       0.79%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................          -
Portfolio turnover rate......................................         72%
Number of shares outstanding at end of period (000's)........     27,197
Net assets at end of period (000's)..........................   $261,303

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method. /(f)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

       152              FINANCIAL HIGHLIGHTS - CONTINUED


                                                       Inflation
                                                       Protected
                                                          Fund                          International Equities Fund
                                                      ------------    -----------------------------------------------------
                                                      December 20,
                                                        2004* to                             Year Ended May 31,
                                                        May 31,       -----------------------------------------------------
                                                          2005             2005          2004          2003         2002
                                                      ------------    --------       --------      --------      --------

PER SHARE DATA
Net asset value at beginning of period...............   $ 10.00       $   6.80       $   5.50      $   6.67      $   8.78
                                                      ------------    -----------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)......................      0.20/(e)/      0.16/(e)/      0.12/(e)/     0.09/(e)/     0.09
   Net realized and unrealized gain (loss)
    on investments and foreign currencies............      0.10           0.73           1.29         (1.20)        (1.07)
                                                      ------------    -----------------------------------------------------
   Total income (loss) from investment operations....      0.30           0.89           1.41         (1.11)        (0.98)
                                                      ------------    -----------------------------------------------------
Distributions from:
   Investment income.................................     (0.13)         (0.13)         (0.11)        (0.06)        (0.16)
   Realized gain on securities.......................         -              -              -             -         (0.97)
                                                      ------------    -----------------------------------------------------
   Total distributions...............................     (0.13)         (0.13)         (0.11)        (0.06)        (1.13)
                                                      ------------    -----------------------------------------------------
Net asset value at end of period.....................   $ 10.17       $   7.56       $   6.80      $   5.50      $   6.67
                                                      ------------    -----------------------------------------------------
TOTAL RETURN/(a)/....................................      3.00%         13.10%/(f)/    25.78%       (16.64)%      (10.66)%
                                                      ------------    -----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.........      0.65%/(b)/     0.67%          0.61%         0.68%         0.78%
Ratio of expenses to average net assets/(d)/.........      2.27%/(b)/     0.67%          0.61%         0.68%         0.78%
Ratio of expense reductions to average net assets....         -              -              -             -             -
Ratio of net investment income (loss) to
 average net assets/(c)/.............................      4.67%/(b)/     2.17%          1.96%         1.71%         1.16%
Ratio of net investment income (loss) to
 average net assets/(d)/.............................      3.05%/(b)/     2.17%          1.96%         1.71%            -
Portfolio turnover rate..............................        39%            68%            12%            0%           45%
Number of shares outstanding at end of period (000's)     1,069         65,340         29,964        16,491        15,226
Net assets at end of period (000's)..................   $10,873       $493,945       $203,768      $ 90,680      $101,562

                                                  International
                                                    Equities
                                                      Fund                     International Government Bond Fund
                                                  -------------  -----------------------------------------------------------

                                                                                          Year Ended May 31,
                                                  ---------      -----------------------------------------------------------
                                                     2001            2005          2004          2003        2002      2001
                                                  --------       --------      --------      --------      --------  -------

PER SHARE DATA
Net asset value at beginning of period........... $  12.55       $  13.40      $  13.83      $  11.04      $  10.10  $ 10.88

                                                  ---------      -----------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss)..................     0.12           0.50/(e)/     0.55/(e)/     0.05/(e)/     0.54     0.43
   Net realized and unrealized gain (loss)
    on investments and foreign currencies........    (2.46)          1.08         (0.25)         2.81          0.49    (0.91)
                                                  ---------      -----------------------------------------------------------
   Total income (loss) from investment operations    (2.34)          1.58          0.30          2.86          1.03    (0.48)
                                                  ---------      -----------------------------------------------------------
Distributions from:
   Investment income.............................    (0.09)         (0.76)        (0.52)            -             -    (0.26)
   Realized gain on securities...................    (1.34)         (1.18)        (0.21)        (0.07)        (0.09)   (0.04)
                                                  ---------      -----------------------------------------------------------
   Total distributions...........................    (1.43)         (1.94)        (0.73)        (0.07)        (0.09)   (0.30)
                                                  ---------      -----------------------------------------------------------
Net asset value at end of period................. $   8.78       $  13.04      $  13.40      $  13.83      $  11.04  $ 10.10
                                                  ---------      -----------------------------------------------------------
TOTAL RETURN/(a)/................................   (19.59)%        12.30%         2.10%        25.96%        10.23%   (4.47)%
                                                  ---------      -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.....     0.42%          0.69%         0.72%         0.77%         0.73%    0.58%
Ratio of expenses to average net assets/(d)/.....     0.42%          0.69%         0.72%         0.77%         0.73%    0.58%
Ratio of expense reductions to average net assets        -              -             -             -             -        -
Ratio of net investment income (loss) to
 average net assets/(c)/.........................     1.08%          3.77%         3.95%         4.81%         5.71%    3.82%
Ratio of net investment income (loss) to
 average net assets/(d)/.........................        -           3.77%         3.95%         4.81%            -        -
Portfolio turnover rate..........................       45%           136%          119%           70%          110%      72%
Number of shares outstanding at end of
 period (000's)                                     13,501         11,362        10,753        11,386         9,242    9,898
Net assets at end of period (000's).............. $118,524       $148,171      $144,083      $157,478      $102,053  $99,977

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method. /(f)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

                      FINANCIAL HIGHLIGHTS - CONTINUED                153


                                                                                   International Growth I Fund
                                                              -----------------------------------------------------

                                                                               Year Ended May 31,
                                                              ---------------------------------------------------
                                                                  2005           2004          2003         2002
                                                              --------      ---------      --------      --------

PER SHARE DATA
Net asset value at beginning of period....................... $   7.38       $   6.07      $   7.25      $   8.31
                                                              -----------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.08/(e)/      0.06/(e)/     0.08/(e)/     0.05
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     0.69           1.31         (1.15)        (1.09)
                                                              -----------------------------------------------------
   Total income (loss) from investment operations............     0.77           1.37         (1.07)        (1.04)
                                                              -----------------------------------------------------
Distributions from:
   Investment income.........................................    (0.08)         (0.06)        (0.11)        (0.02)
   Realized gain on securities...............................        -              -             -             -
                                                              -----------------------------------------------------
   Total distributions.......................................    (0.08)         (0.06)        (0.11)        (0.02)
                                                              -----------------------------------------------------
Net asset value at end of period............................. $   8.07       $   7.38      $   6.07      $   7.25
                                                              -----------------------------------------------------
TOTAL RETURN/(a)/............................................    10.46%         22.57%       (14.76)%      (12.56)%
                                                              -----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................     1.03%          1.06%         1.06%         1.06%
Ratio of expenses to average net assets/(d)/.................     1.29%          1.28%         1.36%         1.33%
Ratio of expense reductions to average net assets............        -              -             -             -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     0.99%          0.83%         1.25%         0.67%
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................     0.73%          0.61%         0.95%            -
Portfolio turnover rate......................................       94%           164%          192%          205%
Number of shares outstanding at end of period (000's)........   46,352         52,010        56,825        60,441
Net assets at end of period (000's).......................... $374,189       $383,924      $345,213      $438,474

                                                              International
                                                                Growth I
                                                                  Fund
                                                              -------------
                                                               December 11,
                                                                 2000* to
                                                                 May 31,
                                                                   2001
                                                              -------------

PER SHARE DATA
Net asset value at beginning of period.......................   $  10.00
                                                              -------------
Income (loss) from investment operations:
   Net investment income (loss)..............................       0.05
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................      (1.70)
                                                              -------------
   Total income (loss) from investment operations............      (1.65)
                                                              -------------
Distributions from:
   Investment income.........................................      (0.04)
   Realized gain on securities...............................          -
                                                              -------------
   Total distributions.......................................      (0.04)
                                                              -------------
Net asset value at end of period.............................   $   8.31
                                                              -------------
TOTAL RETURN/(a)/............................................      (3.60)%
                                                              -------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................       1.06%/(b)/
Ratio of expenses to average net assets/(d)/.................       1.10%/(b)/
Ratio of expense reductions to average net assets............          -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................       0.99%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................          -
Portfolio turnover rate......................................        183%
Number of shares outstanding at end of period (000's)........     64,151
Net assets at end of period (000's)..........................   $533,368

                                                                                       Large Cap Growth Fund
                                                              -----------------------------------------------------

                                                                               Year Ended May 31,
                                                              ---------------------------------------------------
                                                                  2005           2004          2003         2002
                                                              --------      --------       --------      --------

PER SHARE DATA
Net asset value at beginning of period....................... $   6.23      $   5.45       $   6.20      $   7.43
                                                              -----------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.03/(e)/    (0.00)/(e)/     0.00/(e)/    (0.01)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     0.16          0.78          (0.75)        (1.22)
                                                              -----------------------------------------------------
   Total income (loss) from investment operations............     0.19          0.78          (0.75)        (1.23)
                                                              -----------------------------------------------------
Distributions from:
   Investment income.........................................    (0.03)            -              -             -
   Realized gain on securities...............................        -             -              -             -
                                                              -----------------------------------------------------
   Total distributions.......................................    (0.03)            -              -             -
                                                              -----------------------------------------------------
Net asset value at end of period............................. $   6.39      $   6.23       $   5.45      $   6.20
                                                              -----------------------------------------------------
TOTAL RETURN/(a)/............................................     3.12%        14.31%        (12.04)%      (16.55)%
                                                              -----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................     0.98%         1.06%          1.06%         1.05%
Ratio of expenses to average net assets/(d)/.................     1.00%         1.08%          1.10%         1.15%
Ratio of expense reductions to average net assets............        -             -              -             -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     0.55%        (0.07)%         0.05%        (0.13)%
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................     0.53%        (0.09)%         0.01%            -
Portfolio turnover rate......................................      132%          141%            86%          150%
Number of shares outstanding at end of period (000's)........   57,197        69,559         78,170        83,752
Net assets at end of period (000's).......................... $365,292      $433,278       $426,061      $519,129

                                                               Large Cap
                                                              Growth Fund
                                                              -----------
                                                               December 11,
                                                                 2000* to
                                                                 May 31,
                                                                   2001
                                                              ------------

PER SHARE DATA
Net asset value at beginning of period.......................   $  10.00
                                                              -----------
Income (loss) from investment operations:
   Net investment income (loss)..............................      (0.01)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................      (2.56)
                                                              -----------
   Total income (loss) from investment operations............      (2.57)
                                                              -----------
Distributions from:
   Investment income.........................................          -
   Realized gain on securities...............................          -
                                                              -----------
   Total distributions.......................................          -
                                                              -----------
Net asset value at end of period.............................   $   7.43
                                                              -----------
TOTAL RETURN/(a)/............................................     (25.70)%
                                                              -----------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................       1.06%/(b)/
Ratio of expenses to average net assets/(d)/.................       1.10%/(b)/
Ratio of expense reductions to average net assets............          -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................      (0.27)%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................          -
Portfolio turnover rate......................................         94%
Number of shares outstanding at end of period (000's)........     84,055
Net assets at end of period (000's)..........................   $624,700

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method.

       154              FINANCIAL HIGHLIGHTS - CONTINUED


                                          Large Capital
                                             Growth
                                              Fund                                   Mid Cap Index Fund
                                          -------------    -----------------------------------------------------------
                                          December 20,
                                            2004* to                                 Year Ended May 31,
                                             May 31,       -----------------------------------------------------------
                                              2005              2005            2004            2003          2002
                                          -------------    ----------      ----------      ----------      ----------

PER SHARE DATA
Net asset value at beginning of period...    $10.00        $    19.41      $    15.62      $    18.01      $    19.82
                                          -------------    -----------------------------------------------------------
Income (loss) from investment
 operations:
   Net investment income (loss)..........      0.01/(e)/         0.19/(e)/       0.14/(e)/       0.11/(e)/       0.13
   Net realized and unrealized
    gain (loss) on investments and
    foreign currencies...................     (0.16)             2.42            3.94           (1.88)           0.16
                                          -------------    -----------------------------------------------------------
   Total income (loss) from investment
    operations...........................     (0.15)             2.61            4.08           (1.77)           0.29
                                          -------------    -----------------------------------------------------------
Distributions from:
   Investment income.....................      0.00             (0.19)          (0.15)          (0.10)          (0.14)
   Realized gain on securities...........         -             (0.37)          (0.14)          (0.52)          (1.96)
                                          -------------    -----------------------------------------------------------
   Total distributions...................      0.00             (0.56)          (0.29)          (0.62)          (2.10)
                                          -------------    -----------------------------------------------------------
Net asset value at end of period.........    $ 9.85        $    21.46      $    19.41      $    15.62      $    18.01
                                          -------------    -----------------------------------------------------------
TOTAL RETURN/(a)/........................     (1.49)%           13.50%          26.22%          (9.50)%          2.03%
                                          -------------    -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets/(c)/.............................      0.85%/(b)/        0.40%           0.41%           0.45%           0.41%
Ratio of expenses to average net
 assets/(d)/.............................      2.73%/(b)/        0.40%           0.41%           0.45%           0.41%
Ratio of expense reductions to
 average net assets......................         -                 -               -               -               -
Ratio of net investment income (loss)
 to average net assets/(c)/..............      0.29%/(b)/        0.95%           0.80%           0.77%           0.74%
Ratio of net investment income (loss)
 to average net assets/(d)/..............     (1.59)%/(b)/       0.95%           0.80%           0.77%              -
Portfolio turnover rate..................        45%               14%             11%             10%             17%
Number of shares outstanding at end
 of period (000's).......................     1,000            89,704          80,118          70,135          64,086
Net assets at end of period (000's)......    $9,849        $1,925,334      $1,554,815      $1,095,294      $1,154,008

                                                      Mid Capital
                                                         Growth
                                                          Fund
                                          ----------- ------------
                                                      December 20,
                                                        2004* to
                                          -----------   May 31,
                                             2001         2005
                                          ----------  ------------

PER SHARE DATA
Net asset value at beginning of period... $    23.73     $10.00
                                          ----------- ------------
Income (loss) from investment
 operations:
   Net investment income (loss)..........       0.19      (0.02)/(e)/
   Net realized and unrealized
    gain (loss) on investments and
    foreign currencies...................       1.74      (0.01)
                                          ----------- ------------
   Total income (loss) from investment
    operations...........................       1.93      (0.03)
                                          ----------- ------------
Distributions from:
   Investment income.....................      (0.19)      0.00
   Realized gain on securities...........      (5.65)         -
                                          ----------- ------------
   Total distributions...................      (5.84)      0.00
                                          ----------- ------------
Net asset value at end of period......... $    19.82     $ 9.97
                                          ----------- ------------
TOTAL RETURN/(a)/........................      10.11%     (0.28)%
                                          ----------- ------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets/(c)/.............................       0.38%      0.85%/(b)/
Ratio of expenses to average net
 assets/(d)/.............................       0.38%      2.68%/(b)/
Ratio of expense reductions to
 average net assets......................          -          -
Ratio of net investment income (loss)
 to average net assets/(c)/..............       0.84%     (0.37)%/(b)/
Ratio of net investment income (loss)
 to average net assets/(d)/..............          -      (2.20)%/(b)/
Portfolio turnover rate..................         34%        72%
Number of shares outstanding at end
 of period (000's).......................     52,860      1,000
Net assets at end of period (000's)...... $1,047,680     $9,976

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method.

                      FINANCIAL HIGHLIGHTS - CONTINUED                155


                                                                                   Money Market I Fund
                                                              -------------------------------------------------------------

                                                                                    Year Ended May 31,
                                                              -------------------------------------------------------------
                                                                  2005           2004          2003        2002      2001
                                                              --------      ---------      --------      --------  --------

PER SHARE DATA
Net asset value at beginning of period....................... $   1.00       $   1.00      $   1.00      $   1.00  $   1.00
                                                              -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.01/(e)/      0.01/(e)/     0.01/(e)/     0.02      0.06
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................        -              -             -             -         -
                                                              -------------------------------------------------------------
   Total income (loss) from investment operations............     0.01           0.01          0.01          0.02      0.06
                                                              -------------------------------------------------------------
Distributions from:
   Investment income.........................................    (0.01)         (0.01)        (0.01)        (0.02)    (0.06)
   Realized gain on securities...............................        -              -             -             -         -
                                                              -------------------------------------------------------------
   Total distributions.......................................    (0.01)         (0.01)        (0.01)        (0.02)    (0.06)
                                                              -------------------------------------------------------------
Net asset value at end of period............................. $   1.00       $   1.00      $   1.00      $   1.00  $   1.00
                                                              -------------------------------------------------------------
TOTAL RETURN/(a)/............................................     1.46%          0.51%         1.00%         2.14%     5.77%
                                                              -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................     0.57%         0.60%//        0.59%         0.60%     0.57%
Ratio of expenses to average net assets/(d)/.................     0.61%         0.64%//        0.64%         0.62%     0.58%
Ratio of expense reductions to average net assets............        -              -             -             -         -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     1.43%          0.51%         1.01%         2.07%     5.59%
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................     1.40%         0.47%//        0.96%            -         -
Portfolio turnover rate......................................      N/A            N/A           N/A           N/A       N/A
Number of shares outstanding at end of period (000's)........  407,934        453,707       524,446       734,135   579,507
Net assets at end of period (000's).......................... $407,933       $453,707      $524,446      $734,135  $579,507

                                                                                   Nasdaq-100(R) Index Fund
                                                              ------------------------------------------------------------
                                                                                                                   October 2,
                                                                              Year Ended May 31,                    2000* to
                                                              -------------------------------------------------     May 31,
                                                                  2005          2004          2003        2002        2001
                                                              -------      --------       -------       -------   ----------

PER SHARE DATA
Net asset value at beginning of period....................... $  4.11       $  3.36       $  3.40       $  5.09    $ 10.00
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.03/(e)/    (0.01)/(e)/   (0.01)/(e)/   (0.01)      0.01
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    0.17          0.76         (0.03)        (1.68)     (4.91)
                                                              ------------------------------------------------------------
   Total income (loss) from investment operations............    0.20          0.75         (0.04)        (1.69)     (4.90)
                                                              ------------------------------------------------------------
Distributions from:
   Investment income.........................................   (0.03)            -             -             -      (0.01)
   Realized gain on securities...............................       -             -             -             -          -
                                                              ------------------------------------------------------------
   Total distributions.......................................   (0.03)            -             -             -      (0.01)
                                                              ------------------------------------------------------------
Net asset value at end of period............................. $  4.28       $  4.11       $  3.36       $  3.40    $  5.09
                                                              ------------------------------------------------------------
TOTAL RETURN/(a)/............................................    4.81%        22.32%        (1.18)%      (33.20)%   (49.01)%
                                                              ------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.................    0.65%        0.63%//        0.81%         0.77%      0.52%/(b)/
Ratio of expenses to average net assets/(d)/.................    0.65%        0.63%//        0.81%         0.77%      0.52%/(b)/
Ratio of expense reductions to average net assets............       -             -             -             -          -
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................    0.73%       (0.32)%//      (0.48)%       (0.36)%     0.31%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/.....................................    0.73%       (0.32)%//      (0.48)%           -          -
Portfolio turnover rate......................................       8%           14%            6%            2%        19%
Number of shares outstanding at end of period (000's)........  21,147        22,672        15,570         7,786      3,732
Net assets at end of period (000's).......................... $90,520       $93,089       $52,306       $26,449    $19,005

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method.

       156              FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                Science & Technology Fund
                                                      ----------------------------------------------------------------

                                                                                   Year Ended May 31,
                                                      ----------------------------------------------------------------
                                                            2005             2004              2003           2002
                                                      ----------       -----------       ----------       ----------

PER SHARE DATA
Net asset value at beginning of period............... $    11.08        $     9.14       $     9.56       $    17.28
                                                      ----------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)......................      (0.00)/(e)/       (0.07)/(e)/      (0.05)/(e)/      (0.07)
   Net realized and unrealized gain (loss)
    on investments and foreign currencies............       0.19              2.01            (0.37)           (6.86)
                                                      ----------------------------------------------------------------
   Total income (loss) from investment operations....       0.19              1.94            (0.42)           (6.93)
                                                      ----------------------------------------------------------------
Distributions from:
   Investment income.................................          -                 -                -                -
   Realized gain on securities.......................          -                 -                -            (0.79)
                                                      ----------------------------------------------------------------
   Total distributions...............................          -                 -                -            (0.79)
                                                      ----------------------------------------------------------------
Net asset value at end of period..................... $    11.27        $    11.08       $     9.14       $     9.56
                                                      ----------------------------------------------------------------
TOTAL RETURN/(a)/....................................       1.71%            21.23%           (4.39)%         (41.26)%
                                                      ----------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.........       1.03%            1.01%//           1.00%            1.00%
Ratio of expenses to average net assets/(d)/.........       1.03%            1.02%//           1.04%            1.02%
Ratio of expense reductions to average net assets....       0.01%             0.01%            0.02%            0.00%
Ratio of net investment income (loss) to
 average net assets/(c)/.............................      (0.02)%          (0.68)%//         (0.66)%          (0.59)%
Ratio of net investment income (loss) to
 average net assets/(d)/.............................      (0.02)%          (0.69)%//         (0.71)%              -
Portfolio turnover rate..............................         56%               56%              53%             104%
Number of shares outstanding at end of period (000's)    107,429           126,963          129,123          129,126
Net assets at end of period (000's).................. $1,210,236        $1,406,766       $1,180,380       $1,234,937

                                                      Science &
                                                      Technology
                                                         Fund
                                                      -----------


                                                      -----------
                                                          2001
                                                      ----------

PER SHARE DATA
Net asset value at beginning of period............... $    41.14
                                                      -----------
Income (loss) from investment operations:
   Net investment income (loss)......................      (0.17)
   Net realized and unrealized gain (loss)
    on investments and foreign currencies............     (15.86)
                                                      -----------
   Total income (loss) from investment operations....     (16.03)
                                                      -----------
Distributions from:
   Investment income.................................          -
   Realized gain on securities.......................      (7.83)
                                                      -----------
   Total distributions...............................      (7.83)
                                                      -----------
Net asset value at end of period..................... $    17.28
                                                      -----------
TOTAL RETURN/(a)/....................................     (42.24)%
                                                      -----------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.........       0.98%
Ratio of expenses to average net assets/(d)/.........       0.98%
Ratio of expense reductions to average net assets....       0.00%
Ratio of net investment income (loss) to
 average net assets/(c)/.............................      (0.66)%
Ratio of net investment income (loss) to
 average net assets/(d)/.............................          -
Portfolio turnover rate..............................        176%
Number of shares outstanding at end of period (000's)    116,654
Net assets at end of period (000's).................. $2,015,574

                                                                                    Small Cap Fund
                                                      -------------------------------------------------------------------
                                                                                                                December 11,
                                                                         Year Ended May 31,                       2000* to
                                                      ------------------------------------------------------      May 31,
                                                           2005           2004            2003         2002         2001
                                                      --------       ---------       --------       --------   ------------

PER SHARE DATA
Net asset value at beginning of period............... $   9.75        $   7.67       $   8.75       $   9.09     $  10.00
                                                      -------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)......................    (0.02)/(e)/     (0.04)/(e)/    (0.02)/(e)/    (0.01)       (0.01)
   Net realized and unrealized gain (loss)
    on investments and foreign currencies............     1.28            2.12          (1.06)         (0.33)       (0.90)
                                                      -------------------------------------------------------------------
   Total income (loss) from investment operations....     1.26            2.08          (1.08)         (0.34)       (0.91)
                                                      -------------------------------------------------------------------
Distributions from:
   Investment income.................................        -               -              -              -            -
   Realized gain on securities.......................        -               -              -              -            -
                                                      -------------------------------------------------------------------
   Total distributions...............................        -               -              -              -            -
                                                      -------------------------------------------------------------------
Net asset value at end of period..................... $  11.01        $   9.75       $   7.67       $   8.75     $   9.09
                                                      -------------------------------------------------------------------
TOTAL RETURN/(a)/....................................    12.92%/(f)/     27.12%        (12.34)%        (3.74)%      11.51%
                                                      -------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/.........     0.95%          0.95%//         0.95%          0.95%        0.95%/(b)/
Ratio of expenses to average net assets/(d)/.........     1.05%          1.04%//         1.06%          1.06%        1.00%/(b)/
Ratio of expense reductions to average net assets....        -               -              -              -            -
Ratio of net investment income (loss) to
 average net assets/(c)/.............................    (0.17)%        (0.39)%//       (0.29)%        (0.15)%      (0.14)%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/.............................    (0.27)%        (0.48)%//       (0.40)%            -            -
Portfolio turnover rate..............................      119%             66%            74%            68%         130%
Number of shares outstanding at end of period (000's)   55,101          62,391         69,895         75,125       78,572
Net assets at end of period (000's).................. $606,923        $608,133       $535,870       $657,045     $714,608

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method. /(f)/The Fund's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

                      FINANCIAL HIGHLIGHTS - CONTINUED                157

                                                                                   Small Cap Index Fund
                                                              -------------------------------------------------------------
                                                                                    Year Ended May 31,
                                                              -------------------------------------------------------------
                                                                  2005          2004          2003         2002      2001
                                                              --------      --------      --------      --------   --------

PER SHARE DATA
Net asset value at beginning of period....................... $  13.97      $  10.86      $  11.97      $  14.11   $  15.66
                                                              -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.11/(d)/     0.08/(d)/     0.09/(d)/     0.13       0.19
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     1.21          3.13         (1.12)        (0.32)      0.40
                                                              -------------------------------------------------------------
   Total income (loss) from investment operations............     1.32          3.21         (1.03)        (0.19)      0.59
                                                              -------------------------------------------------------------
Distributions from:
   Investment income.........................................    (0.13)        (0.10)        (0.08)        (0.13)     (0.19)
   Realized gain on securities...............................        -             -             -         (1.82)     (1.95)
                                                              -------------------------------------------------------------
   Total distributions.......................................    (0.13)        (0.10)        (0.08)        (1.95)     (2.14)
                                                              -------------------------------------------------------------
Net asset value at end of period............................. $  15.16      $  13.97      $  10.86      $  11.97   $  14.11
                                                              -------------------------------------------------------------
TOTAL RETURN/(a)/............................................     9.46%        29.62%        (8.55)%       (1.08)%     5.23%
                                                              -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     0.46%         0.48%         0.52%         0.48%      0.44%
Ratio of expenses to average net assets/(c)/.................     0.46%         0.48%         0.52%         0.48%      0.44%
Ratio of expense reductions to average net assets............        -             -             -             -          -
Ratio of net investment income (loss) to
 average net assets/(b)/.....................................     0.78%         0.65%         0.93%         1.03%      1.31%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     0.78%         0.65%         0.93%            -          -
Portfolio turnover rate......................................       18%           15%           35%           34%        57%
Number of shares outstanding at end of period (000's)........   45,300        34,417        24,411        21,473     16,769
Net assets at end of period (000's).......................... $686,567      $480,867      $265,018      $257,046   $236,530

                                                                                   Social Awareness Fund
                                                              -------------------------------------------------------------
                                                                                    Year Ended May 31,
                                                              -------------------------------------------------------------
                                                                  2005          2004          2003         2002       2001
                                                              --------      --------      --------      --------   --------

PER SHARE DATA
Net asset value at beginning of period....................... $  18.28      $  15.73      $  17.66      $  21.01   $  24.77
                                                              -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.27/(d)/     0.16/(d)/     0.16/(d)/     0.13       0.20
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     1.09          2.55         (1.60)        (2.76)     (3.23)
                                                              -------------------------------------------------------------
   Total income (loss) from investment operations............     1.36          2.71         (1.44)        (2.63)     (3.03)
                                                              -------------------------------------------------------------
Distributions from:
   Investment income.........................................    (0.26)        (0.16)        (0.15)        (0.14)     (0.20)
   Realized gain on securities...............................        -             -         (0.34)        (0.58)     (0.53)
                                                              -------------------------------------------------------------
   Total distributions.......................................    (0.26)        (0.16)        (0.49)        (0.72)     (0.73)
                                                              -------------------------------------------------------------
Net asset value at end of period............................. $  19.38      $  18.28      $  15.73      $  17.66   $  21.01
                                                              -------------------------------------------------------------
TOTAL RETURN/(a)/............................................     7.47%        17.27%        (7.89)%      (12.77)%   (12.33)%
                                                              -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     0.63%         0.63%         0.65%         0.61%      0.58%
Ratio of expenses to average net assets/(c)/.................     0.63%         0.63%         0.65%         0.61%      0.58%
Ratio of expense reductions to average net assets............        -             -             -             -          -
Ratio of net investment income (loss) to
 average net assets/(b)/.....................................     1.42%         0.89%         1.05%         0.69%      0.85%
Ratio of net investment income (loss) to
 average net assets/(c)/.....................................     1.42%         0.89%         1.05%            -          -
Portfolio turnover rate......................................       53%           79%           58%           40%        29%
Number of shares outstanding at end of period (000's)........   20,461        21,814        22,221        23,444     23,321
Net assets at end of period (000's).......................... $396,563      $398,820      $349,610      $414,108   $489,982

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(c)/Excludes, if any, expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

       158              FINANCIAL HIGHLIGHTS - CONTINUED

                                                                           Stock Index Fund
                                               -----------------------------------------------------------------------
                                                                          Year Ended May 31,
                                               -----------------------------------------------------------------------
                                                    2005            2004            2003           2002         2001
                                               ----------     -----------      ----------      ----------   ----------

PER SHARE DATA
Net asset value at beginning of period........ $    30.74      $    26.51      $    30.11      $    36.89   $    42.98
                                               -----------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)...............     0.54/ (e)/        0.39/(e)/       0.35/(e)/       0.33         0.35
   Net realized and unrealized gain (loss)
    on investments and foreign currencies.....       1.88            4.33           (2.97)          (5.45)       (4.99)
                                               -----------------------------------------------------------------------
   Total income (loss) from investment
    operations................................       2.42            4.72           (2.62)          (5.12)       (4.64)
                                               -----------------------------------------------------------------------
Distributions from:
   Investment income..........................      (0.54)          (0.39)          (0.34)          (0.34)       (0.35)
   Realized gain on securities................      (0.45)          (0.10)          (0.64)          (1.32)       (1.10)
                                               -----------------------------------------------------------------------
   Total distributions........................      (0.99)          (0.49)          (0.98)          (1.66)       (1.45)
                                               -----------------------------------------------------------------------
Net asset value at end of period.............. $    32.17      $    30.74      $    26.51      $    30.11   $    36.89
                                               -----------------------------------------------------------------------
TOTAL RETURN/(a)/.............................       7.89%          17.90%          (8.44)%        (14.16)%     (10.87)%
                                               -----------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/..       0.38%          0.38%//          0.40%           0.37%        0.34%
Ratio of expenses to average net assets/(d)/..       0.38%          0.38%//          0.40%           0.37%        0.34%
Ratio of expense reductions to average net
 assets.......................................          -               -               -               -            -
Ratio of net investment income (loss) to
 average net assets/(c)/......................       1.72%           1.33%           1.39%           1.01%        0.86%
Ratio of net investment income (loss) to
 average net assets/(d)/......................       1.72%          1.33%//          1.39%              -            -
Portfolio turnover rate.......................          5%              3%              6%              6%           7%
Number of shares outstanding at end of
 period (000's)...............................    138,996         137,616         136,800         135,870      131,180
Net assets at end of period (000's)........... $4,471,146      $4,230,395      $3,627,137      $4,091,054   $4,839,632

                                                                       Value Fund
                                               -----------------------------------------------------
                                                          Year Ended May 31,            December 31, 2001*
                                               -----------------------------------              to
                                                   2005          2004          2003        May 31, 2002
                                               -------       --------      -------      ------------------

PER SHARE DATA
Net asset value at beginning of period........ $  9.99        $  8.62      $  9.69           $ 10.00
                                               -----------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)...............    0.06/(e)/      0.08/(e)/    0.07/(e)/         0.02
   Net realized and unrealized gain (loss)
    on investments and foreign currencies.....    1.42           1.38        (1.05)            (0.31)
                                               -----------------------------------------------------
   Total income (loss) from investment
    operations................................    1.48           1.46        (0.98)            (0.29)
                                               -----------------------------------------------------
Distributions from:
   Investment income..........................   (0.01)         (0.09)       (0.06)            (0.02)
   Realized gain on securities................   (0.31)             -        (0.03)                -
                                               -----------------------------------------------------
   Total distributions........................   (0.32)         (0.09)       (0.09)            (0.02)
                                               -----------------------------------------------------
Net asset value at end of period.............. $ 11.15        $  9.99      $  8.62           $  9.69
                                               -----------------------------------------------------
TOTAL RETURN/(a)/.............................   14.83%/(f)/    17.01%      (10.01)%           (2.89)%
                                               -----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/..    1.28%         1.32%//       1.50%             1.46%/(b)/
Ratio of expenses to average net assets/(d)/..    1.39%         1.32%//       1.50%             1.46%/(b)/
Ratio of expense reductions to average net
 assets.......................................       -              -            -                 -
Ratio of net investment income (loss) to
 average net assets/(c)/......................    0.60%         0.89%//       0.94%             0.52%/(b)/
Ratio of net investment income (loss) to
 average net assets/(d)/......................    0.49%         0.89%//       0.94%                -
Portfolio turnover rate.......................     144%            36%          40%               20%
Number of shares outstanding at end of
 period (000's)...............................   2,053          1,448        1,291             1,121
Net assets at end of period (000's)........... $22,890        $14,472      $11,134           $10,855

* Date Fund commenced operations.
/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Annualized.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method. /(f)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM    159

To the Shareholders of and Board of Directors of VALIC Company I:

 We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VALIC Company I's Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Government Securities Fund, Growth & Income Fund, Income & Growth Fund, Health Sciences Fund, International Equities Fund, International Government Bond Fund, International Growth I Fund, Large Cap Growth Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100(R) Index Fund, Science & Technology Fund, Small Cap Fund, Small Cap Index Fund, Social Awareness Fund, Stock Index Fund, and Value Fund as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. Additionally, we have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VALIC Company I's Inflation Protected Fund, Large Capital Growth Fund, and Mid Capital Growth Fund as of May 31, 2005, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform and audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VALIC Company I's Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Government Securities Fund, Growth & Income Fund, Income & Growth Fund, Health Sciences Fund, International Equities Fund, International Government Bond Fund, International Growth I Fund, Large Cap Growth Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100(R) Index Fund, Science & Technology Fund, Small Cap Fund, Small Cap Index Fund, Social Awareness Fund, Stock Index Fund, and Value Fund as of May 31, 2005, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VALIC Company I's Inflation Protected Fund, Large Capital Growth Fund, and Mid Capital Growth Fund as of May 31, 2005, the results of their operations, changes in net assets, and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ ERNST & YOUNG LLP

July 21, 2005

       160         APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

International Growth I Fund

At a meeting held on April 25-26, 2005, the Board of Directors (the "Board") of VALIC Company I ("VC I"), including the Directors who are not interested persons interested persons as defined in the Investment Company Act of 1940, as amended (the "Independent Directors"), approved Investment Sub-Advisory Agreements, with respect to the International Growth I Fund (the "Fund"), between The Variable Annuity Life Insurance Company ("VALIC") and each A I M Capital Management, Inc. ("AIM) and VALIC and Massachusetts Financial Services Company ("MFS") (the "Sub-Advisory Agreements"). Effective June 20, 2005, AIM and MFS became sub-advisers of the Fund. AIM and MFS are collectively referred to as "Sub-advisers" and each a "Sub-adviser."

The Board received materials relating to its consideration of the Sub-Advisory Agreements, including: (1) fees and expense ratios of the International Growth I Fund, compared to such fees and expenses of a peer group of funds with similar investment objectives ("Peer Group"), as selected by an independent third-party provider of investment company data; (2) investment performance of the Fund compared to performance of funds in its Peer Group and against its benchmarks; (3) the nature and quality of services provided by VALIC and the sub-advisers; (4) the costs of services and the benefits derived by VALIC and the sub-advisers; (5) the terms of the Sub-Advisory Agreements; (6) whether the Fund will benefit from possible economies of scale; and (7) information regarding VALIC's and the sub-advisers' compliance history. The matters discussed below were considered separately by the Independent Directors in an executive session during which experienced counsel that is independent of VALIC provided guidance to the Independent Directors.

Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided by the sub-advisers. The Board considered that VALIC is responsible for the management of the affairs of VC I, including but not limited to, general supervision of and coordination of the services provided by the sub-advisers.

The Board noted that the sub-advisers would be responsible for providing investment management services, including investment research, advice and supervision, and determining which securities shall be purchased or sold by the Fund. The sub-advisers engaged by VALIC will use a variety of investment techniques and methods of investment analysis. The Board considered each sub-adviser's history, size, and investment experience. The Board was informed that in management's judgment, each of the sub-advisers has the size and resources to attract and retain highly qualified investment professionals.

The Board noted that a contributing factor for the addition of AIM and MFS as sub-advisers was the objective of improving performance, managing style consistency and controlling portfolio risk. Management presented statistical analyses that show that the addition of AIM and MFS would likely reduce portfolio risk while increasing portfolio returns and represented that this was primarily due to the sub-advisers' differing investment styles. The Board reviewed the qualifications, background and responsibilities of each of the sub-adviser's staff who would be responsible for providing investment management services to the Fund, including portfolio managers and research analysts.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by the sub-advisers and that there was a reasonable basis on which to conclude that each would provide a high quality of investment management services to the Fund.

Fees and Expenses. The Board received and reviewed information regarding the Fund's fees and expense ratios of the Funds compared against such fees and expense ratios of other similar funds in its category as tracked by an independent third-party provider of investment company data. It was noted that VALIC negotiates the sub-advisory fees separately with each sub-adviser, and the sub-advisory fees charged by each sub-adviser for managing an asset category may vary widely between different clients for various reasons including market pricing demands, existing relationships and individual client needs.

The Board noted that VALIC was proposing that AIM and MFS would each manage one-quarter of the Fund's assets, with American Century managing the remaining half of the Fund's assets. The Board considered that the Fund's total expense ratio was slightly above the median expense ratio in its Peer Group. The sub-advisory fee rates for AIM and MFS are below American Century's sub-advisory fee rate and are slightly above the median for the Fund's Peer Group. As a result of the addition of AIM and MFS, the aggregate sub-advisory fee rate payable by VALIC will decrease and VALIC will retain a greater percentage of its advisory fee. However, the Fund's advisory fee and total expenses will not change as a result of the sub-advisory fee rate decrease because such sub-advisory fees are paid directly by VALIC and not by the Fund. The additional portion of its advisory fees that VALIC retains as a result of the sub-advisory fee rate decrease will therefore have no effect on the Fund's total expenses.

The Board also noted that VALIC reviews a number of factors in determining appropriate fee levels for the Fund as well as the fee VALIC will pay each sub-adviser. Such factors include a review of (1) style class peers within the variable annuity universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

On the basis of the information considered, the Board concluded that the sub-advisory fee rates were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Investment Performance. The Board received and reviewed information regarding the Fund's investment performance, compared against the performance of its benchmark and other funds in its Peer Group. With respect to performance comparisons prepared by an independent third party provider of investment company data, it was noted that the Fund has underperformed its benchmark (Morgan Stanley Capital International--Europe Australasia Far East Index ["MSCI EAFE"]) and other funds in its Peer Group for the one-, three- and five-year periods. The Board also considered the performance of the sub-advisers' funds which are managed with a similar investment objective and investment strategy and noted that those funds outperformed their Peer Groups for the one and three-year periods. Further, it was noted that the AIM International Growth Fund outperformed the MSCI EAFE for the year to date and the three-year period ended March 31, 2005 and that the MFS International Equity Portfolio outperformed the MSCI EAFE for the year to date, one-, three- and five-year periods ended March 31, 2005. The Board noted that the addition of AIM and MFS as the Fund's sub-advisers is intended to address concerns about the Fund's underperformance.

           APPROVAL OF ADVISORY AGREEMENTS (Unaudited) - CONTINUED    161


Profitability and Economies of Scale. In considering the profitability to each sub-adviser of its relationship with the Fund, the Directors noted that the fees under the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Investment Advisory Agreement. The Directors also relied on the ability of VALIC to negotiate the Sub-Advisory Agreements and the fees thereunder at arm's length. For each of the above reasons, the profitability to the sub-adviser from its relationship with the Fund were not material factors in the Directors deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the sub-adviser's management of the Fund to be a material factor in their consideration at such time.

Terms of Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements including the duties and responsibilities undertaken by the sub-advisers as discussed above. The Board also reviewed the terms of payment for services rendered by the sub-advisers and noted that VALIC compensates the sub-advisers out of the fees it receives from the Fund. The Board noted that each Sub-Advisory Agreement provides that the sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreements.

Compliance. The Board reviewed each sub-adviser's compliance personnel, regulatory history, including information whether any were involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning each sub-adviser's compliance staff who would be responsible for providing compliance functions on behalf of the Fund.

Conclusions. In reaching its decision to recommend the approval of the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributes different weight and various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that each sub-adviser possess the capability and resources to perform the duties required of it under their respective Sub-Advisory Agreement.

Based upon its review of the Sub-Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Sub-Advisory Agreements are reasonable, fair and in the best interest of the Fund and its shareholders, and
(2) the sub-advisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

 162       DIRECTORS AND OFFICERS INFORMATION (Unaudited)         May 31, 2005


                                                                                                           Number of
                                                                                                            Funds in
                                 Position    Term of Office                                               Fund Complex
Name, Birth Date                 Held With    and Length of                                               Overseen by
and Address*                   VALIC Complex Time Served (4) Principal Occupations During Past Five Years Director (2)
------------------------------ ------------- --------------- -------------------------------------------- ------------
Independent Directors
Dr. Judith L. Craven             Director          1998-       Retired.                                        76
  DOB: October 6, 1945                           Present










-----------------------------------------------------------------------------------------------------------------------
William F. Devin                 Director          2001-       Retired.                                        76
  DOB: December 30, 1938                         Present


-----------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner             Director          1998-       Professor and Head, Department of               39
  DOB: July 15, 1949                             Present       Neuroscience, and Visscher Chair of
                                                               Physiology, University of Minnesota
                                                               (1999-Present). Formerly, Director,
                                                               Graduate Program in Neuroscience,
                                                               University of Minnesota (1995-1999);
                                                               Professor of Neurosurgery, University of
                                                               Minnesota (1980-1999) .

-----------------------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.   Director          1998-       Retired.                                        39
  DOB: July 27, 1940                             Present

-----------------------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman             Director          1984-       President Emeritus, Rice University,            39
  DOB: March 2, 1912                             Present       Houston, Texas (1985-Present).


-----------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster           Director          1984-       Pastor Emeritus and Director of Planned         39
  DOB: December 15, 1923                         Present       Giving, First Presbyterian Church
                                                               (1997-Present).

-----------------------------------------------------------------------------------------------------------------------
Kenneth J. Lavery                Director          2001-       Vice President of Massachusetts Capital         39
  DOB: December 30, 1949                         Present       Resources Company (1982-Present).


-----------------------------------------------------------------------------------------------------------------------
Ben H. Love                      Director          1993-       Retired.                                        39
  DOB: September 26, 1930                        Present

-----------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.          Director          1998-       President, Meharry Medical College,             39
  DOB: October 28, 1946                          Present       Nashville, Tennessee (1994-Present).


-----------------------------------------------------------------------------------------------------------------------



Name, Birth Date                    Other Directorships
and Address*                        Held by Director (3)
------------------------------ ------------------------------
Independent Directors
Dr. Judith L. Craven           Director, A.G. Belo
  DOB: October 6, 1945         Corporation, a media company
                               (1992-Present); Director
                               SYSCO Corporation, a food
                               marketing and distribution
                               company (1996-Present);
                               Director, Luby's, Inc., a
                               restaurant chain (1998-
                               Present); Director, University
                               of Texas Board of Regents
                               (2001-Present).

-------------------------------------------------------------
William F. Devin               Board of Governors,
  DOB: December 30, 1938       Boston Stock Exchange
                               (1985-Present).

-------------------------------------------------------------
Dr. Timothy J. Ebner           None.
  DOB: July 15, 1949







-------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr. None.
  DOB: July 27, 1940

-------------------------------------------------------------
Dr. Norman Hackerman           Chairman--Scientific Advisory
  DOB: March 2, 1912           Board for The Robert A. Welch
                               Foundation (1983-Present).

-------------------------------------------------------------
Dr. John Wm. Lancaster         None.
  DOB: December 15, 1923


-------------------------------------------------------------
Kenneth J. Lavery              Director, Board of Overseers,
  DOB: December 30, 1949       Newton Wellesley Hospital
                               (1996-Present).

-------------------------------------------------------------
Ben H. Love                    None.
  DOB: September 26, 1930

-------------------------------------------------------------
Dr. John E. Maupin, Jr.        Director, Monarch Dental
  DOB: October 28, 1946        Corporation (1997-Present);
                               Director, Pinnacle Financial
                               Partners, Inc. (2000-Present).
-------------------------------------------------------------

 May 31, 2005 DIRECTORS AND OFFICERS INFORMATION (Unaudited) - CONTINUED   163

                                                                                                    Number of
                                                                                                     Funds in
                          Position    Term of Office                                               Fund Complex
Name, Birth Date          Held With    and Length of                                               Overseen by
and Address*            VALIC Complex Time Served (4) Principal Occupations During Past Five Years Director (2)
----------------------- ------------- --------------- -------------------------------------------- ------------
Interested Directors
Paige T. Davis (1)        Director          2002-       Formerly, Regional Manager, VALIC               39
  DOB: July 4, 1943                       Present       (1976-2001).









----------------------------------------------------------------------------------------------------------------
Peter A. Harbeck (1)      Director          2001-       President, CEO and Director, AIG                85
  DOB: January 23, 1954                   Present       SunAmerica Asset Management Corp.
                                                        ("SAAMCo.") (August 1995 to present);
                                                        Director, AIG SunAmerica Capital
                                                        Services, Inc. ("SACS") (August 1993 to
                                                        Present) President and CEO, AIG Advisor
                                                        Group, Inc. (June 2004 to present)
----------------------------------------------------------------------------------------------------------------
Officers
Evelyn M. Curran          President         2002-       Senior Vice President, VALIC (2001-            N/A
  DOB: June 4, 1965                       Present       Present); Formerly, Vice President, VC I
                                                        and VC II (2001-2002); Formerly, Vice
                                                        President, American General Fund Group
                                                        (1999-2001); Senior Attorney, American
                                                        General Corp. (1997-1999).
----------------------------------------------------------------------------------------------------------------
Gregory R. Kingston       Treasurer         2000-       Assistant Treasurer (1999-2000); Vice          N/A
  DOB: January 18, 1966                   Present       President, SAAMCo (2001-Present);
                                                        Formerly, Vice President, American
                                                        General Investment Management, L.P.
                                                        (1999-2001); Assistant Treasurer, First
                                                        Investors Management Co. (1994-1999).
----------------------------------------------------------------------------------------------------------------
Nori L. Gabert            Secretary         2000-       Vice President and Deputy General              N/A
  DOB: August 15, 1953                    Present       Counsel, SAAMCo (2001-Present);
                                                        Formerly, Associate General Counsel,
                                                        American General Corp. (1997-2001).
----------------------------------------------------------------------------------------------------------------



Name, Birth Date             Other Directorships
and Address*                 Held by Director (3)
----------------------- ------------------------------
Interested Directors
Paige T. Davis (1)      Director, Maryland African
  DOB: July 4, 1943     American Museum
                        Corporation (1999-Present);
                        Director, Maryland Racing
                        Commission (1996-Present);
                        Director, Morgan State
                        University Foundation, Inc.
                        (1998-Present); Director,
                        Maryland Health and Higher
                        Education Facilities Authority
                        (1987-Present).
------------------------------------------------------
Peter A. Harbeck (1)    None
  DOB: January 23, 1954





------------------------------------------------------
Officers
Evelyn M. Curran        N/A
  DOB: June 4, 1965




------------------------------------------------------
Gregory R. Kingston     N/A
  DOB: January 18, 1966




------------------------------------------------------
Nori L. Gabert          N/A
  DOB: August 15, 1953


------------------------------------------------------

* The business address for each Director and Officer is, 2929 Allen Parkway, Houston, TX, 77019.
(1)Interested Director, as defined within the Investment Company Act of 1940 (the "1940 Act"), because of current or former employment by VALIC (Mr. Davis) or SAAMCo (Mr. Harbeck), companies affiliated with VALIC.
(2)The "Fund Complex" consists of all registered investment company portfolios for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the AIG Series Trust, Inc. (4 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), Seasons Series Trust (24 portfolios), SunAmerica Series Trust (32 portfolios), VALIC Company I (24 funds), and VALIC Company II (15 funds).
(3)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act other than those listed under the preceding column.
(4)Directors serve until their successors are duly elected and qualified.

   Additional Information concerning the Directors and Officers is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

       164  VALIC COMPANY I - SHAREHOLDER TAX INFORMATION (Unaudited)

 Certain tax information regarding the VALIC Company I Series is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended May 31, 2005.

 During the year ended May 31, 2005 the Funds paid the following dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                              Net           Net                                Qualifying % for the
                                 Total      Ordinary     Long-term     Foreign      Foreign       70% Dividends
Fund                           Dividends     Income    Capital Gains Tax Credit* Source Income  Received Deduction
----------------------------- ------------ ----------- ------------- ----------- ------------- --------------------
Asset Allocation............. $ 11,492,858 $ 7,039,090  $ 4,453,768   $     --    $       --           34.16%
Blue Chip Growth.............      168,526     168,526           --         --            --          100.00%
Capital Conservation.........    3,829,519   3,546,130      283,389         --            --             N/A
Core Equity..................    7,470,010   7,470,010           --         --            --          100.00%
Government Securities........    4,345,003   4,345,003           --         --            --             N/A
Growth & Income..............    2,470,001   2,470,001           --         --            --          100.00%
Health Sciences..............    7,252,739          --    7,252,739         --            --             N/A
Income & Growth..............    4,790,006   4,790,006           --         --            --          100.00%
Inflation Protected..........      111,350     111,350           --                                      N/A
International Equities.......    7,045,012   7,045,012           --    760,663     8,147,574            2.95%
International Government Bond   21,058,116  11,685,663    9,372,453         --            --             N/A
International Growth I.......    3,815,009   3,815,009           --    680,475     6,921,658            1.51%
Large Cap Growth.............    1,950,003   1,950,003           --         --            --          100.00%
Large Capital Growth.........        1,070       1,070           --                                   100.00%
Mid Cap Index................   47,699,297  22,834,216   24,865,081         --            --           80.42%
Mid Capital Growth...........        1,555       1,555           --                                      N/A
Money Market.................    6,209,139   6,209,139           --         --            --             N/A
Nasdaq-100(R) Index..........      636,617     636,617           --         --            --          100.00%
Science & Technology.........           --          --           --         --            --             N/A
Small Cap....................           --          --           --         --            --             N/A
Small Cap Index..............    5,465,009   5,465,009           --         --            --           28.18%
Social Awareness.............    5,645,004   5,645,004           --         --            --          100.00%
Stock Index..................  136,345,967  76,332,202   60,013,765         --            --          100.00%
Value........................      514,482      22,649      491,833         --            --           38.77%

 The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005, which will be made available after the end of the calendar year.

*The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to shareholders.

         VALIC COMPANY I - COMPARISONS: FUNDS VS. INDEXES (Unaudited) 165

In the following pages, we have included graphs that compare the Fund's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in each Fund versus the same $10,000 investment in comparable market indices. Descriptions of these market indices are provided below the individual graphs. It is important to note that the VCI Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged.

Please note that the graphs and tables that accompany the following investment comments include all fund expenses, but do not reflect the insurance company expenses associated with the variable annuity contract. All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government entity.

       166     ASSET ALLOCATION FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Asset Allocation Fund posted a return of 7.31% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index and a return of 7.12% for the Blended Index.

The Asset Allocation portfolio is constructed to take advantage of equity versus bond returns. The Fund allocates its money between stocks, bonds and cash. The allocation is dynamic and is evaluated monthly. During the period, the Fund was consistently underweight fixed income and ended the period with a 66% equity allocation.

The equity portion of the Fund has been restructured to contain four different strategies during the period. These four strategies are: S&P 500(R) index, a risk controlled, research enhanced strategy, a large cap value strategy and a large cap growth strategy. In the later three strategies, the goal is to provide excess return through security selection. At the end of the period, the Fund had 5% allocated to each of the large cap growth and large cap value strategies, 30% allocated to the research enhanced strategy and 26% allocated to the S&P 500(R) index strategy.

The S&P 500(R) index and research enhanced strategies, which were in place for the full period, returned 7.88% and 9.32%, respectively, compared to 8.23% for the S&P 500(R) index. The stocks which contributed the most during this period were Exxon Mobil Corp, General Elec Co, and Altria Group Inc. Detractors in this strategy included Wal Mart Stores Inc., American International Group, Inc. and Pfizer Inc. The top three contributing sectors were health care, information technology, and consumer discretionary. The bottom three contributing sectors for this period were industrials, utilities, and financials.

The large cap growth and large cap value strategies were introduced in March 2005. The large growth strategy outperformed the Russell 1000 Growth index by 1.13%. The large cap value strategy underperformed the Russell 1000(R) Value index by 1.44%.

The fixed income portfolio is of very high quality. It has a AAA weighted average quality rating and represents approximately one third of the Fund at the end of the period.

                                    [CHART]

                          Growth of $10,000 Investment

            Assest Allocation Fund    S & P 500/R/ Index*       Blended Index**
            ----------------------     ------------------       --------------
 5/95             $10,000                  $10,000                 $10,000
 5/96              11,790                   12,843                  11,705
 5/97              13,664                   16,622                  13,944
 5/98              16,661                   21,721                  16,903
 5/99              18,698                   26,292                  19,241
 5/00              19,941                   29,047                  20,618
 5/01              19,451                   25,981                  20,412
 5/02              18,368                   22,384                  19,445
 5/03              18,603                   20,578                  19,451
 5/04              20,663                   24,348                  21,352
 5/05              22,173                   26,352                  22,873




For the year ended May 31, 2005, the Asset Allocation Fund returned 7.31% compared to 8.23% for the S&P 500(R) Index and 7.12% for the Blended Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The Blended Index for Asset Allocation Fund consists of the S&P 500(R) Index
  (55%), the Lehman Brothers Aggregate Bond Index (35%), and the NYC 30 Day Day Primary CD Rate (10%).

 The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
7.31%           2.14%           8.29%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

             BLUE CHIP GROWTH FUND - COMPARISON: FUND VS. INDEX       167

MANAGEMENT OVERVIEW

A discussion with T. Rowe Price Associates, Inc.

The Blue Chip Growth Fund posted a return of 5.81% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index.

The portfolio underperformed the S&P 500(R) Stock Index but outperformed the style-specific Russell 1000(R) Growth Index for the 12-month period ended May 31, 2005. Traditional value sectors including energy and utilities led the S&P 500(R) benchmark over the past year, while traditional growth sectors (primarily information technology) lagged. Strong stock selection in the health care (services) and information technology sectors (communications equipment and Internet services) led to positive relative performance. Although energy stocks recorded good absolute gains, our significant underweight hurt our relative results. Not owning utility stocks also detracted. We remain committed to holding companies that offer high-quality earnings and strong free-cash-flow growth.

                                    [CHART]

                          Growth of $10,000 Investment

                Blue Chip Growth Fund      S & P 500/R/ Index*
                ---------------------      ------------------
 11/00                 $10,000                  $10,000
  5/01                   8,586                    8,852
 11/01                   7,891                    8,086
  5/02                   7,279                    7,627
 11/02                   6,467                    6,751
  5/03                   6,808                    7,011
 11/03                   7,489                    7,768
  5/04                   7,911                    8,296
 11/04                   8,251                    8,767
  5/05                   8,370                    8,979



For the year ended May 31, 2005, the Blue Chip Growth Fund returned 5.81% compared to 8.23% for the S&P 500(R) Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year             Since Inception*
-----------------------------------------------
5.81%                  (3.81)%

*Inception date of Fund: November 1, 2000

Past performance is not predictive of future results. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       168   CAPITAL CONSERVATION FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Capital Conservation Fund posted a return of 5.99% for the twelve-month period ending May 31, 2005, compared to a return of 6.82% for the Lehman Brothers Aggregate Bond Index.

Market Conditions exerted a significant effect on the performance of the Fund. During the first 9 months of the period favorable market conditions for spread product aided Fund returns as investments in lower rated securities bolstered performance. Despite the move to higher short-term rates driven by the commencement of the Federal Reserve's incremental approach to a higher Fed Funds rate, credit markets performed admirably in the second half of 2004 aided by strong fundamentals and good supply/demand technicals. The final quarter of the period saw a reversal of these conditions ignited by an earnings outlook change from General Motors, which soured market sentiment as the prospect of one of the credit markets largest issuers could become a high yield component. Market fears were realized in May when General Motors , and more surprisingly Ford, were both downgraded to below investment grade by Standard and Poors. This event caused market dislocations which led to a period of significant volatility.

Sector Selection was a mild detractor to Fund performance over the period. Underweights in some strong performing sectors, such as Telecom, weighed on performance. Performance in industrials also lagged the index.

Specific Security Selection was a positive contributor to returns for the period. Names which were positive contributors included Schering Plough, Plains All American, and Revlon. Negative contributors included General Motors, Six Flags, Tekni-Plex and Maytag.

Duration was a negative contributor to performance as the yield curve flattened as expected, but in a bull fashion, with long rates rallying strongly. Yield bolstered returns as the Fund yielded more than the benchmark.

                                    [CHART]

                          Growth of $10,000 Investment

          Capital Conservation Fund     Lehman Brothers Aggregate Bond Index*
          -------------------------     ------------------------------------
 5/95            $10,000                             $10,000
 5/96             10,341                              10,438
 5/97             11,143                              11,306
 5/98             12,342                              12,540
 5/99             12,743                              13,085
 5/00             12,760                              13,360
 5/01             14,463                              15,111
 5/02             15,348                              16,336
 5/03             17,084                              18,227
 5/04             16,943                              18,147
 5/05             17,957                              19,385




For the year ended May 31, 2005, the Capital Conservation Fund returned 5.99% compared to 6.82% for the Lehman Brothers Aggregate Bond Index.

*The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
5.99%           7.07%           6.03%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

                CORE EQUITY FUND - COMPARISON: FUND VS. INDEX         169

MANAGEMENT OVERVIEW

The Core Equity Fund posted a return of 6.48% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P(R) 500 Index.

A discussion with WM Advisors, Inc. (co-subadviser) -- regarding their portion of the Fund

The equity performance trends for the fiscal year ending 5/31/05 were a repeat of the trends from the prior fiscal year: small cap stocks significantly outperformed large cap stocks and Value stocks greatly outdistanced Growth stocks. The portfolio's Value bias was nearly strong enough to overcome the significant large cap headwinds (90% of the portfolio's holdings are in stocks with market capitalizations greater than $13 billion) and the portfolio slightly underperformed the S&P 500 benchmark by .5%. During the last three months of the fiscal year the long-standing equity performance trends began to reverse themselves: large cap stocks outperformed small cap stocks and Growth outperformed Value. During this period the portfolio outperformed the S&P 500 Index.

Sector allocation produced results in line with the S&P 500 Index. Positive relative performance was derived from overweight positions in the Energy and Utility sectors, and from being underweight in the Information Technology sector. Negative sector relative performance came from overweighting the Health Care sector and underweighting the Industrial, Materials, and Telecommunication sectors.

Stock selection was responsible for the portfolio's slight underperformance. Unocal, the portfolio's best performing stock, became a takeover target and rose by 54%. Our Financial sector holdings were very strong, led by Allstate (+32%). Consumer Discretionary stocks also added to relative performance., fueled by Carnival Cruise Lines (+24%). The portfolio's three worst performing stocks (Merck (-27%), Mylan Labs (-19%), and Pfizer (-19%)) all came from the Health Care sector.

A discussion with Wellington Management Company, LLP (co-subadviser) -- regarding their portion of the Fund

The portion of the Fund managed by Wellington Management Company, LLP began the fiscal year by trailing the benchmark, the S&P 500, over the first six months. However, the performance improved in the second half of the year as the focus in the market has shifted to higher quality, larger cap names. The Fund finished the year somewhat behind the benchmark for full year, ended May 31, 2005.

The Fund's overweight position in Materials, as well as security selection and an overweight position in both Energy and Industrials, were additive over the year. Top individual contributors included United Technologies, FedEx, Anadarko Pete, ConocoPhillips, and Rio Tinto. Security Selection in Healthcare, Financials, and Information Technology, and underweight position to Utilities, were the largest detractors of relative performance. Elan, Marsh & McLennan, First Data, and Applied Materials were among the largest detractors. All were eliminated from the portfolio during the year. Elan was the single largest contributor to the Fund's benchmark-relative underperformance. Their multiple sclerosis drug, Tysabri, which showed tremendous promise early on, was pulled from the market due to safety issues. The news surprised both the medical and financial community as there were no reported safety concerns during the development process.

Our investment positioning has the Fund gradually reducing the cyclical profile to emphasize more stable growth names as the economic cycle matures. This is manifested in the move to "later cyclical" names, such as Boeing in Industrials, as well as additions to Media, Consumer Staples, and Health Care areas. We remain underweight in Financials due to ongoing concerns about net interest margins, regulatory scrutiny of derivatives, and balance sheet management. We remain moderately overweight Energy, with a generally favorable view of oil and gas markets longer term. The Fund is underweight Telecom due to stiff competitive trends impacting pricing and margins.

During the beginning of the calendar year, the relative performance of large cap stocks improved, which may signal the beginning of more positive investor sentiment toward this segment of the market. The Fund is positioned with a larger cap profile, based on the view that industry-leading companies with steady earnings growth, strong balance sheets, and low relative valuations, will outperform in the current environment. The Fund investment team firmly believes that the prolonged small cap cycle has run its course, and larger cap, high quality stocks are poised to outperform.

                                    [CHART]

                          Growth of $10,000 Investment

                   Core Equity Fund     S & P 500/R/ Index*
                   ----------------     ------------------
 5/95                  $10,000              $10,000
 5/96                   14,746               12,843
 5/97                   16,073               16,622
 5/98                   20,479               21,721
 5/99                   23,387               26,292
 5/00                   23,611               29,047
 5/01                   20,868               25,981
 5/02                   17,439               22,384
 5/03                   16,082               20,578
 5/04                   18,874               24,348
 5/05                   20,098               26,352




For the year ended May 31, 2005, the Core Equity Fund returned 6.48% compared to 8.23% for the S&P 500(R) Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
6.48%          (3.17)%          7.23%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

           GOVERNMENT SECURITIES FUND - COMPARISON: FUND VS. INDEX    171

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Government Securities Fund posted a return of 6.54% for the twelve-month period ending May 31, 2005, compared to a return of 6.48% for the Lehman Brothers Government Bond Index.

Market Conditions had an effect on Fund performance as the Fund's investment in non-index debt hindered returns for the period. The move to higher short term rates caused the yield curve to flatten, a move which was correctly anticipated by the Fund and bolstered performance. The Federal Reserve commenced in the reversal of its relatively "easy money" approach to monetary policy by raising rates in a "measured approach" during the period. The action served to flatten the historically steep yield curve by approximately 205 basis points during the fiscal year, a significant move by any measures.

Sector selection had a mildly positive effect on returns as positive contributions were made from non-index corporates from the financial and utility sectors, while agencies, industrials and inflation linked notes detracted from returns. Specific security selection had an effect on returns as exposure to long maturity agencies, notably the FNMA 6.63% due 11/15/30, as well as shorter maturity callables like the Federal Farm Credit 2.63% due 12/15/05, aided returns. Exposure to the Treasury Inflation Protected 2.00% due 1/15/14 was a detractor to performance. The Fund's position along the curve, or term structure, was the primary driver of returns for the period as the yield curve flattened substantially. The Fund's barbelled position provided strong returns for the year.
                                    [CHART]

                 Growth of $10,000 Investment

                 Government      Lehman Brothers Government
              Securities Fund           Bond Index*
              ---------------    --------------------------
 5/95             $10,000                 $10,000
 5/96              10,332                  10,397
 5/97              11,049                  11,185
 5/98              12,220                  12,441
 5/99              12,657                  12,993
 5/00              12,878                  13,377
 5/01              14,453                  14,954
 5/02              15,633                  16,121
 5/03              17,663                  18,296
 5/04              17,063                  17,881
 5/05              18,179                  19,039







For the year ended May 31, 2005, the Government Securities Fund returned 6.54% compared to 6.48% for the Lehman Brothers Government Bond Index.

*The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
6.54%           7.14%           6.16%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's return reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       172      GROWTH & INCOME FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG SunAmerica Asset Management Corp.

For the year ending May 31, 2005, the Fund generated a cumulative total return of 10.47%. These results compare to the 8.23% cumulative total return of the Fund's benchmark, the S&P 500(R), over the comparable time period. During this time period, value outperformed the growth category across the capitalization spectrum, and the Fund generated excess returns primarily by investing in companies selling at a discount to fair value.

Strong stock selection in the Consumer Discretionary, Healthcare, Financial, Consumer Staples, Materials, and Industrial sectors positively impacted resulted, as did an under-weight position in the Healthcare sector. Conversely, the combination of disappointing investments in the Information Technology and Energy groups and no exposure to the Utilities sector detracted from performance.

Top-performing equity investments during the period included Limited Brands, Exxon Mobil, Wellpoint, General Electric, and Wendy's International. Stocks hindering performance included Pfizer, Wal-Mart Stores, IBM, Motorola, and Texas Instruments.
                                    [CHART]

                          Growth of $10,000 Investment

            Growth & Income Fund     S & P 500/R/ Index*
            --------------------     ------------------
 5/95            $10,000                  $10,000
 5/96             13,485                   12,843
 5/97             15,788                   16,622
 5/98             18,926                   21,721
 5/99             22,128                   26,292
 5/00             24,267                   29,047
 5/01             21,620                   25,981
 5/02             19,178                   22,384
 5/03             16,996                   20,578
 5/04             19,446                   24,348
 5/05             21,465                   26,352




For the year ended May 31, 2005, the Growth & Income Fund returned 10.47% compared to 8.23% for the S&P 500(R) Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
10.47%         (2.42)%          7.94%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

              HEALTH SCIENCES FUND - COMPARISON: FUND VS. INDEX       173

MANAGEMENT OVERVIEW

A discussion with T. Rowe Price Associates, Inc.

The Health Sciences Fund posted a return of (1.23%) for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index and a return of 3.11% for the S&P 500(R) Health Care Index.

As measured by various Russell indexes, mid-cap shares outperformed small- and large-caps, and value trumped growth. President Bush's re-election helped health care shares rally, but large-cap pharmaceuticals and biotechnology shares were hurt by concerns about Cox-2 inhibitors and Elan and Biogen Idec's voluntary marketing recall of Tysabri, a recently approved multiple sclerosis drug with multibillion dollar sales potential. Services shares posted the largest gains, and biotechnology stocks lagged. Weak stock selection in pharmaceuticals and biotechnology detracted from its performance. An overweight in the poorly performing biotechnology industry also hurt returns. The Fund remains biased toward companies leveraged to novel therapeutics for unmet medical needs.
                                    [CHART]

                          Growth of $10,000 Investment

                                                            S & P 500/R/
        Health Sciences Fund     S & P 500/R/ Index*    Health Care Index**
        --------------------     ------------------     -------------------
 11/00         $10,000                 $10,000                $10,000
  5/01           8,940                   8,852                  9,498
 11/01           9,151                   8,086                  9,745
  5/02           7,759                   7,627                  8,654
 11/02           6,938                   6,751                  7,939
  5/03           7,989                   7,011                  8,174
 11/03           8,760                   7,768                  8,324
  5/04          10,072                   8,296                  9,024
 11/04           9,801                   8,767                  8,478
  5/05           9,958                   8,979                  9,305


For the year ended May 31, 2005, the Health Sciences Fund returned (1.23)% compared to 8.23% for the S&P 500(R) Index and 3.11% for the S&P 500(R) Health Care Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The S&P 500(R) Health Care Index is an unmanaged index representative of stocks in the healthcare sector.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year              Since Inception*
-----------------------------------------------
(1.23)%                 (0.09)%
-----------------------------------------------

*Inception date of Fund: November 1, 2000

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       174      INCOME & GROWTH FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with American Century Investment Management, Inc.

The Income & Growth Fund posted a return of 11.07% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index.

Twelve of thirteen sectors produced positive gross returns in the portfolio, with financial stocks accounting for the largest contribution to both gross results and relative to the portfolio's benchmark. Commercial services stocks comprised the sole gross negative sector for the 12-month period. Four of thirteen industry sectors trailed the benchmark sector returns.

Stock selection was key to the portfolio's outperformance of its benchmark. We avoid making big bets on economic sectors, focusing instead on selecting individual stocks that appear attractive relative to their peers. Our process evaluates stocks based on a balanced set of growth and value criteria.

Securities selection was most rewarding in the financial sector, whose returns far outstripped the benchmark holdings. Health insurer CIGNA Corp. and CBL & Associates Properties Inc. were the top contributors. The Fund also benefited by sidestepping potential losses from insurer American International Group Inc, whose decline detracted from the benchmark's results. The portfolio's holding in insurer AON Corp. was one of the few detractors in this sector.

Consumer Non-Cyclicals also provided strong portfolio returns. Tobacco concern Reynolds American Inc. was the largest contributor in this sector. Corn Products International Inc., a food processor, also added to returns. Holdings in Coca-Cola Enterprises Inc. and Tyson Foods Inc. detracted from portfolio relative returns in this sector.

The portfolio's slight overweighting in the Commercial Services sector detracted from performance. Positive results in the sector were posted by Trizec Properties Inc. and CheckFree Corp., an electronic billing and payment-services concern. However, these were more than offset by detractors that included overweighting in International Business Machines Corp. and Sabre Holdings Corp., both of which posted negative gross and relative returns.

                                    [CHART]

                          Growth of $10,000 Investment

        Income & Growth Fund    S & P 500/R/ Index*
        --------------------    ------------------
 12/00         $10,000               $10,000
  5/01           9,640                 9,463
 11/01           8,782                 8,644
  5/02           8,620                 8,153
 11/02           7,623                 7,216
  5/03           7,942                 7,495
 11/03           8,846                 8,304
  5/04           9,463                 8,868
 11/04          10,136                 9,372
  5/05          10,512                 9,598



For the year ended May 31, 2005, the Income & Growth Fund returned 11.07% compared to 8.23% for the S&P 500(R) Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year             Since Inception*
-----------------------------------------------
11.07%                  1.12%
-----------------------------------------------

*Inception date of Fund: December 11, 2000

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

          INTERNATIONAL EQUITIES FUND - COMPARISON: FUND VS. INDEX    175

MANAGERS OVERVIEW

A discussion with AIG Global Investment Corp.

The International Equities Fund posted a return of 13.10% for the twelve-month period ending May 31, 2005, compared to a return of 14.62% for the MSCI EAFE Index.

This portfolio underwent a modification to its investment approach during the current fiscal year. In the past, the Fund had been solely managed through a quantitative process. Beginning on March 1, 2005, the Japanese exposure in the Fund had both an active and passive component. Also on March 1, 2005, the portfolio management team began making active over/under weight decisions with regard to Japan relative to the Fund's MSCI benchmark.

With the exception of Japan, the Fund is country and sector neutral compared to its benchmark. The top three performing countries during the period were Austria, Norway and Greece; the bottom three countries were Japan, Portugal and Switzerland. The top performing sectors were utilities, energy, and materials; the weakest performing sectors were information technology, consumer discretionary, and consumer staples.

On March 1, 2005, the Fund had a 15% weight in Japan. This was then split between the active component, managed by a portfolio team based in Japan, and the quantitative team, based in the United States. During the last three months of the fiscal year, the actively managed sleeve lost 2.82% versus a loss of 5.82% in the MSCI Japan Index. The top contributors to the active Japan component were Ibiden, Urban and Japan Tobacco. Investments in Net Marks, Obayashi and JFE Holding were the primary detractors to the active Japan component during the period.
                                    [CHART]

                          Growth of $10,000 Investment

             International Equities Fund              MSCI EAFE Index*
             ---------------------------              ---------------
  5/95               $10,000                              $10,000
  5/96                11,114                               11,067
  5/97                11,974                               11,902
  5/98                13,162                               13,224
  5/99                13,745                               13,801
  5/00                16,220                               16,167
  5/01                13,043                               13,381
  5/02                11,653                               12,097
  5/03                 9,714                               10,609
  5/04                12,218                               14,074
  5/05                13,818                               16,131



For the year ended May 31, 2005, the International Equities Fund returned 13.10% compared to 14.62% for the MSCI EAFE Index.

*The Morgan Stanley Capital International, Europe, Australasia, and the Far
 East Index (MSCI EAFE) is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
13.10%         (3.16)%          3.29%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       176  INTERNATIONAL GOVERNMENT BOND FUND - COMPARISON: FUND VS.
                                      INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The International Government Bond Fund posted a return of 12.30% for the twelve-month period ending May 31, 2005, compared to a return of 12.94% for the Blended Index a return of 9.50% for the JP Morgan Government Bond Index Plus and a return of 21.15% for the JP Morgan Emerging Markets Bond Index Plus.

The emerging market component of the Fund, which represented 35% of the Fund's assets at end of the period, returned 23.54% (gross of fees) during the period. The international sovereign debt component which represented 65% of the Funds assets at the end of the period returned 8.62% (gross of fees).

Government bond yields broadly declined through the period but were characterized by sharp periods of underperformance as the market reassessed the need for tighter monetary policy, predominantly in the United States. United States 10-year treasury notes hit both 4.8% and 4% during the period driven by investors' perception of both economic growth and inflation with the later causing a secondary, sharp spike in yields in February 2005. The Federal Reserve's "measured" tightening approach which came into effect in June 2004 persisted through the period. Elsewhere around the globe, central banks for the United Kingdom, Canada and Australia were similarly tightening policy in response to firming economies until first quarter 2005 when further tightening was called into question due to signs of slowdown in their respective economies. Global bond yields remained highly correlated. 10-year Japanese bond yields fell to lows of 1.2%, even as stronger economic growth became apparent. The portfolio was underweight Japanese bonds versus higher yielding markets in Sweden and Australia.

Emerging market spreads had a very strong second half in 2004, with spreads finishing the calendar year 2004 close to 150 basis points tighter than the end of May 2004. Spreads tightened to a low of 327 basis points over Treasuries at the beginning of March 2005, before a correction that took spreads to 370 basis points over Treasuries at the end of May 2005. In this environment, the search for yield has led to large inflows into emerging market debt. The emerging market portion of the Fund was fully invested through 2004 and into early 2005 benefiting from the tightening in spreads. The Fund also diversified into local currency positions in Mexico, Poland, Hungary and South Africa in order to benefit from the weakening of the dollar and the higher yields in the domestic markets.
                                 [CHART]

                       Growth of $10,000 Investment


                                                 JP Morgan         JP Morgan
            International                        Government    Emerging Markets
             Government                            Bond             Bond
             Bond Fund        Blended Index*    Index Plus**    Index Plus***
            -------------     --------------    ------------   ----------------
 5/95          $10,000           $10,000          $10,000          $10,000
 5/96            9,809            11,082           10,246           13,214
 5/97            9,920            12,550           10,756           17,790
 5/98           10,183            13,435           11,476           19,000
 5/99           10,834            13,657           12,085           16,908
 5/00           10,354            14,408           11,929           20,704
 5/01            9,892            15,227           12,061           24,190
 5/02           10,892            16,173           12,998           24,693
 5/03           13,719            20,400           16,237           31,520
 5/04           14,008            21,120           16,830           32,509
 5/05           15,730            23,853           18,428           39,386



For the year ended May 31, 2005, the International Government Bond Fund returned 12.30% compared to 12.94% for the Blended Index, 9.50% for the JP Morgan Government Bond Index Plus and 21.15% for the JP Morgan Emerging Markets Bond Index Plus.

* The Blended Index is a blend of 70% JP Morgan Government Bond Index Plus and 30% JP Morgan Emerging Markets Bond Index Plus.

** The JP Morgan Government Bond Index Plus (GBI+) measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues.

***The JP Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
12.30%          8.72%           4.63%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

          INTERNATIONAL GROWTH I FUND - COMPARISON: FUND VS. INDEX    177

MANAGEMENT OVERVIEW

A discussion with American Century Investment Management, Inc.

The International Growth I Fund posted a return of 10.46% for the twelve-month period ending May 31, 2005, compared to a return of 14.62% for the MSCI EAFE Index.

Regardless of economic or market conditions, we build a portfolio one stock at a time through a process that includes detailed research of companies. During the year covered in this report, we continued to search for companies we believe show sustainable improvement in earnings or revenue.

The Fund's financial holdings, the portfolio's largest sector stake on average during the period, contributed most to absolute performance. The advance came mostly on the strength of commercial banks, which represented the portfolio's heaviest average industry weighting. Austria's Erste Bank and Ireland's Anglo Irish Bank led the contributors among banks. Our holdings in the insurance, diversified financial services and consumer finance industries also contributed to total return. However, the financial sector underperformed the index. Although commercial banks contributed to return during the period, we had an underweight position in the industry. As a result, the portfolio's stake in banks detracted from the sector's relative performance.

The Fund's stake in the oil and gas industry made the second-largest contribution to the portfolio's absolute performance, led by France's Total, Europe's biggest oil refiner, and Encana Corp., Canada's largest producer of natural gas and oil. Total announced during the period that its profit doubled to a record $4.23 billion during the fourth-quarter of 2004. Encana announced during the period that its profit surged sixfold to $2.58 billion during the fourth-quarter of 2004.

Only two of 10 sectors detracted from the portfolio's return during the period, with the information technology sector doing most of the damage. Holdings in the semiconductor industry led the retreat, as Samsung Electronics declined. Health care holdings also diminished the portfolio's return. Our stake in the United Kingdom's Smith and Nephew, which makes prosthesis devices, detracted most in the group.

On a relative basis, the telecommunications services sector registered the period's best performance, outperforming the index on the strength of its wireless holdings. America Movil, Latin America's biggest mobile-telephone company, and Mobile Telesystems, a mobile-phone company in Russia, were among the winners.

Health care, however, detracted most from our performance against the index, with the portfolio's stake in the health care equipment and suppliers, pharmaceutical, and health care providers and services industries all lagging the index.

On average during the period, the portfolio's largest stakes were in Japan, the United Kingdom and France. France, Canada and Mexico were the top-contributing countries on a relative basis, while the United Kingdom, Japan and Switzerland detracted most.
                                    [CHART]

                          Growth of $10,000 Investment

        International Growth I Fund            MSCI EAFE Index*
        ---------------------------            ---------------
12/00            $10,000                           $10,000
 5/01              8,345                             8,977
11/01              7,213                             7,874
 5/02              7,297                             8,116
11/02              6,232                             6,890
 5/03              6,230                             7,117
11/03              7,098                             8,559
 5/04              7,624                             9,442
11/04              8,352                            10,630
 5/05              8,421                            10,822



For the year ended May 31, 2005, the International Growth I Fund returned 10.46% compared to 14.62% for the MSCI EAFE Index.

*The Morgan Stanley Capital International, Europe, Australasia and Far East
 Index (MSCI EAFE) Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year             Since Inception*
-----------------------------------------------
10.46%                 (3.77)%
-----------------------------------------------

*Inception date of Fund: December 11, 2000

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       178     LARGE CAP GROWTH FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG SunAmerica Asset Management Corp.

For the year ending May 31, 2005, the Fund generated a cumulative total return of 3.12%. These results compare to the 8.23% and 3.33% cumulative total returns of the S&P 500(R) and Russell 1000(R) Growth indices, respectively. During this time period, value out performed the growth category across the capitalization spectrum.

As the fiscal year began, the equity markets were at a focal point of uncertainty. Inflation fears, the transfer of power in Iraq, and the beginning of a new Federal Reserve tightening cycle loomed large on the financial markets. During the course of the annual period, the Fed Funds rates increased form 1.00% to 3.00%.

Stocks declined across the board during the summer months, as weaker economic data (slower-than-expected GDP growth and declining consumer confidence) hampered the equity indices. The economic soft patch continued in August as higher oil prices also hindered consumer spending. In late 2004, however, U. S. equity indices posted a powerful rally as several encouraging economic reports emerged and uncertainty over the Presidential election passed without any major incident.

Momentum proved short-lived, however, as fears of higher oil prices, increasing interest rates, mounting inflationary pressures, and slowing corporate earnings once again weighed heavily on the markets in the opening months of 2005. The U.S. equity markets became increasingly defensive during the month of March and April as fears of higher oil prices, increasing interest rates, mounting inflationary pressures, and slowing corporate earnings weighted heavily on the markets. Sentiment improved during the month of May, as slower economic growth, mild inflationary readings, and the thought that the Federal Open Market Committee (FOMC) may be close to the end of its tightening cycle buoyed the overall market.

The Fund benefited from under-weight positions in the Consumer Staples and Financial groups, over-weight exposure to the industrial sector, as well as strong stock selection in the Telecommunication Services industry. Detracting from performance was a combination of an under-weight position in the Energy group, the top performing sector during the period, as well as an over-weight position in the Information Technology, and no exposure to the Utility group.

Leading contributors during the annual period included General Electric, Johnson & Johnson, Adobe Systems, Limited Brands, and PacifiCare Health Systems. Stocks hindering fund performance included Pfizer, Biogen Idec, Cisco Systems, and Wal-Mart Stores.
                                    [CHART]

                          Growth of $10,000 Investment

                                                            Russell 1000/R/
        Large Cap Growth Fund      S & P 500/R/ Index*       Growth Index**
        ---------------------      ------------------      -----------------
12/00         $10,000                   $10,000               $10,000
 5/01           7,430                     9,463                 7,812
11/01           6,870                     8,644                 7,094
 5/02           6,200                     8,153                 6,181
11/02           5,362                     7,216                 5,485
 5/03           5,453                     7,495                 5,696
11/03           6,094                     8,304                 6,404
 5/04           6,234                     8,868                 6,723
11/04           6,344                     9,372                 6,777
 5/05           6,428                     9,598                 6,947


For the year ended May 31, 2005, the Large Cap Growth Fund returned 3.12% compared to 8.23% for the S&P 500(R) Index and 3.33% for the Russell 1000(R) Growth Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The Russell 1000(R) Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year             Since Inception*
-----------------------------------------------
3.12%                  (9.40)%
-----------------------------------------------

*Inception date of Fund: December 11, 2000

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

               MID CAP INDEX FUND - COMPARISON: FUND VS. INDEX        179

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Mid Cap Index Fund posted a return of 13.50% for the twelve-month period ending May 31, 2005, compared to a return of 13.97% for the S&P MidCap 400(R) Index.

The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between the Fund and the S&P MidCap 400(R) Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark Index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

Our investment decisions are dictated by the index provider's decisions to add, delete or change the weighting of an index component. While we do have discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and therefore, we attempt to implement all index changes coincident with the index.

The three top performing sectors in the S&P MidCap 400(R) Index during the period were energy, utilities and materials. The bottom three sectors were industrials, telecom services and information technology.

Chemtura, Boyd Gaming and Toll Brothers were the best performing stocks in the index. Krispy Kreme Doughnuts, UTStarcom and Interstate Bakeries were the worst performing stocks, all with double-digit negative returns.
                                    [CHART]

                     Growth of $10,000 Investment

        Mid Cap Index Fund   S & P MidCap 400/R/ Index*
        ------------------   -------------------------
5/95         $10,000                 $10,000
5/96          12,810                  12,845
5/97          15,049                  15,185
5/98          19,507                  19,721
5/99          21,829                  22,071
5/00          26,492                  26,808
5/01          29,171                  29,735
5/02          29,764                  30,446
5/03          26,938                  27,662
5/04          34,002                  35,054
5/05          38,593                  39,949



For the year ended May 31, 2005, the Mid Cap Index Fund returned 13.50% compared to 13.97% for the S&P MidCap 400(R) Index.

*The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
13.50%          7.82%           14.46%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       180      MONEY MARKET I FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG SunAmerica Asset Management Corp.

The Money Market Fund posted a return of 1.46% for the twelve-month period ending May 31, 2005, compared to a return of 1.17% for the 30 Day CD rate.

In June 2004, citing improving hiring trends, as well as increasing inflation trends, the Federal Open Market Committee (FOMC) initiated its current tightening cycle with the first of eight consecutive 25 basis point increases. The most recent tightening raised the central bank's Fed Funds target rate to 3.00%.

Sector selection had little impact on the portfolio's performance. However, we continued to allocate a fairly high percentage of the portfolio's net assets to the purchase of top-tier asset-backed commercial paper.

Yields on money market securities increased steadily throughout the period with 1-month certificates of deposits yielding approximately 3.05% at the end of the period, up from the 1.05% level at the start of the fiscal year. In order to capture the rise in yields, value was added through the active management of the portfolio's duration, specifically by reducing the portfolio's weighted-average maturity throughout the later half of the annual period.

            NASDAQ-100(R) INDEX FUND - COMPARISON: FUND VS. INDEX     181

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Nasdaq-100(R) Index Fund posted a return of 4.81% for the twelve-month period ending May 31, 2005, compared to a return of 5.61% for the Nasdaq-100(R) Index.

The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between the Fund and the NASDAQ 100 Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark Index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

Our investment decisions are dictated by the index provider's decisions to add, delete or change the weighting of an index component. While we do have discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and therefore, we attempt to implement all index changes coincident with the index.

Apple Computer, Sears Holdings and Autodesk were the best performing stocks in the index. Career Education, Sanmina-SCI and JDS Uniphase were the worst performing stocks, all with double-digit negative returns.

                                    [CHART]

                          Growth of $10,000 Investment

         Nasdaq-100/R/ Index
              Fund               Nasdaq-100/R/ Index*
          ------------------     -------------------
 10/00         $10,000                 $10,000
 11/00           7,050                   7,020
  5/01           5,099                   5,043
 11/01           4,508                   4,473
  5/02           3,406                   3,387
 11/02           3,136                   3,130
  5/03           3,366                   3,363
 11/03           3,997                   4,004
  5/04           4,117                   4,126
 11/04           4,398                   4,429
  5/05           4,315                   4,357



For the year ended May 31, 2005, the Nasdaq-100(R) Index Fund returned 4.81% compared to 5.61% for the Nasdaq-100(R) Index.

*The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization).


Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year             Since Inception*
-----------------------------------------------
4.81%                  (16.49)%

*Inception date of Fund: October 2, 2000

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       182   SCIENCE & TECHNOLOGY FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with T. Rowe Price Associates, Inc.

The Science & Technology Fund posted a return of 1.71% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index and a return of 0.90% for the S&P 500(R) Information Technology Index.

The portfolio outpaced its Lipper peer group for the year ended May 31. Stock selection in the telecommunications equipment and software industries had the largest positive impact on relative performance, and sector weighting was strong, with the exception of underweighting telecommunications services that offset other sector gains. Stock selection in software provided the greatest benefit to the portfolio. Underweighting telecommunications services, the best performing sector, hurt performance, as did stock selection in healthcare. The portfolio is exchanging stocks that have reached their target prices for those that have not yet felt the benefit of the improving economy but have strong growth potential.
                                    [CHART]

                      Growth of $10,000 Investment

                                                           S & P 500
                                                          Information
        Science & Technology                               Technology
              Fund               S & P 500/R/ Index*         Index**
        --------------------     ------------------      ------------
5/95          $10,000                 $10,000              $10,000
5/96           15,828                  12,843               12,912
5/97           16,115                  16,622               18,983
5/98           17,863                  21,721               24,093
5/99           26,497                  26,292               39,997
5/00           40,447                  29,047               58,992
5/01           23,363                  25,981               31,052
5/02           13,723                  22,384               21,803
5/03           13,120                  20,578               20,599
5/04           15,905                  24,348               25,126
5/05           16,178                  26,352               25,354


For the year ended May 31, 2005, the Science & Technology Fund returned 1.71% compared to 8.23% for the S&P 500(R) Index and 0.90% for the S&P 500(R) Information Technology Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The S&P 500(R) Information Technology Index is a capitalization-weighted index representative of stocks in the information technology sector.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years          10 Years
-----------------------------------------------
1.71%          (16.75)%          4.93%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

                 SMALL CAP FUND - COMPARISON: FUND VS. INDEX          183

MANAGEMENT OVERVIEW

The Small Cap Fund posted a return of 12.92% for the twelve-month period ending May 31, 2005, compared to a return of 9.82% for the Russell 2000(R) Index.

A discussion with American Century Investment Management, Inc. (co-subadviser) -- regarding their portion of the Fund

For the period June 30, 2004 to May 31, 2005, the portion of the Small Cap Fund managed by American Century advanced, with a strong return that outperformed the portfolio's benchmark, the Russell 2000(R) Index. The portfolio's performance relative to its benchmark was achieved through stock-selection, as opposed to broad industry or sector bets.

On a relative return basis, relative to the portfolio's benchmark, the two sectors that contributed the most were Health Care and Consumer Cyclicals. Health Care sector holdings were the strongest relative contributor to the fund's returns for the June 30, 2004 to May 31, 2005 period, accounting for more than one-third of relative performance. Top performers in the sector included Kos Pharmaceuticals Inc. and healthcare provider Humana Inc. Consumer Cyclical holdings were the second-largest contributor, providing slightly more than one-fifth of the portfolio's relative returns for the period. Building products-maker USG Corp. and Walter Industries, Inc., a home-builder and industrial products concern, were standouts among the portfolio's holdings in this sector.

Basic materials stocks detracted from results relative to the benchmark. AK Steel Holding Corp. and Terra Industries Inc., a marketer of fertilizers, herbicides, and other agricultural products were among the group's relative detractors.

A discussion with Franklin Portfolio Associates, Inc. (co-subadviser) -- regarding their portion of the Fund

Franklin Portfolio Associates became a sub-adviser on the Fund on July 1, 2004. For the 11-month period, small cap stocks have returned 5.38% and the portfolio returned 8.62% representing a value added of 324 basis points.

Stock selection accounted for a contribution of 321 basis points to the relative results with 5 individual securities contributing more than 40 basis points each, namely Netgear, Electronics Boutique, Men's Wearhouse, Joy Global, and KOS Pharmaceutical.

Intentional tilts to earning's yield (low p/e) as well as momentum added approximately 182 basis points while trading cost the portfolio 180 basis points during the period.

As expected, our small industry exposures had little impact on the relative results.

A discussion with T. Rowe Price Associates, Inc. (co-subadviser) -- regarding their portion of the Fund

The portfolio outperformed the Russell 2000(R) Index for the 12 months ended May 31, 2005. Good stock selection in information technology helped results versus the benchmark, although our overweight in the sector detracted slightly. Strong stock selection in health care and, to a lesser extent, our overweight position in the sector benefited results. Driven by rising oil prices, energy was the index's top-performing sector for the 12-month period, and our heavier exposure in the energy equipment and services industry, boosted results. Weak stock selection in materials, especially chemical stocks, hurt relative performance, as did stock selection and an underweight position in financials.

       184         SMALL CAP FUND - COMPARISON: FUND VS. INDEX

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year             Since Inception*
-----------------------------------------------
12.92%                  2.17%

*Inception date of Fund: December 11, 2000

Past performance is not predictive of future results. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

                                    [CHART]

                          Growth of $10,000 Investment

                Small Cap     Russell 2000/R/
                   Fund           Index*
                ---------     --------------
12/00            $10,000         $10,000
 5/01              9,090          10,438
11/01              8,540           9,755
 5/02              8,750          10,386
11/02              7,400           8,722
 5/03              7,670           9,536
11/03              9,370          11,887
 5/04              9,750          12,425
11/04             11,000          13,938
 5/05             11,010          13,645



For the year ended May 31, 2005, the Small Cap Fund returned 12.92% compared to 9.82% for the Russell 2000(R) Index.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2004, the average market capitalization was approximately $900 million. The largest company had an approximate market capitalization of $1.92 billion.

              SMALL CAP INDEX FUND - COMPARISON: FUND VS. INDEX       185

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Small Cap Index Fund posted a return of 9.46% for the twelve-month period ending May 31, 2005, compared to a return of 9.82% for the Russell 2000(R) Index.

The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between the Fund and the Russell 2000(R) Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark Index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

Our investment decisions are dictated by the index provider's decisions to add, delete or change the weighting of an index component. While we do have discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and therefore, we attempt to implement all index changes coincident with the index.

The three top performing sectors in the Russell 2000(R) Index during the period were energy, materials and utilities. The bottom three sectors were health care, telecomm services and health care.

Building Materials Holding, Seaboard and Great Atlantic & Pacific Tea Co were the best performing stocks in the index. ITC DeltaCom, Xybernaut and Circle Group Holdings were the worst performing stocks, all with double-digit negative returns.
                                    [CHART]

                          Growth of $10,000 Investment

               Small Cap Index Fund           Russell 2000/R/ Index*
               --------------------           ---------------------
5/95                 $10,000                         $10,000
5/96                  13,450                          13,589
5/97                  14,460                          14,536
5/98                  17,545                          17,624
5/99                  17,114                          17,151
5/00                  18,864                          18,851
5/01                  19,851                          19,923
5/02                  19,637                          19,823
5/03                  17,959                          18,201
5/04                  23,277                          23,714
5/05                  25,480                          26,043



For the year ended May 31, 2005, the Small Cap Index Fund returned 9.46% compared to 9.82% for the Russell 2000(R) Index.

*The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2005, the average market capitalization was approximately $71.9 billion. The largest company had an approximate market capitalization of $367.5 billion.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
9.46%           6.20%           9.80%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       186     SOCIAL AWARENESS FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Social Awareness Fund posted a return of 7.47% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index.

We believe that over time the social universe (SRX) will produce the same results as the overall market (S&P 500(R)). We define the SRX as the S&P 500(R) minus the non-compliant companies as defined by IRRC. The Fund does not invest in companies that are significantly engaged in: production of nuclear energy, the manufacture of military weapons or delivery systems, the manufacture of alcoholic beverages or tobacco products, the operation of gambling casinos, or business practices or the production of products that significantly pollute the environment.

Our relatively flat performance versus the benchmark is due to two conflicting factors, stock selection and sector weightings. While stock selection added 0.83%, sector weights cost the Fund (1.07)%. Over the past year, the sector that has had the greatest impact on performance was the energy sector. The underweighting of the energy sector, which stems from the social mandate, cost the Fund about (0.87)%. Yet, once again, stock selection was a positive, almost offsetting the sector bias. Two names in particular that warrant mentioning are: Aetna Inc (AET) and Apple Computer (AAPL). Our holding in AET contributed about 0.84% to the Fund, while AAPL was up 183% over the past year and its position in the Fund contributed 0.44% to performance.
                                    [CHART]

                          Growth of $10,000 Investment

                Social Awareness Fund            S & P 500/R/ Index*
                ---------------------            ------------------
5/95                  $10,000                         $10,000
5/96                   12,885                          12,843
5/97                   16,812                          16,622
5/98                   21,913                          21,721
5/99                   26,307                          26,292
5/00                   28,277                          29,047
5/01                   24,790                          25,981
5/02                   21,626                          22,384
5/03                   19,919                          20,578
5/04                   23,359                          24,348
5/05                   25,103                          26,352




For the year ended May 31, 2005, the Social Awareness Fund returned 7.47% compared to 8.23% for the S&P 500(R) Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
7.47%          (2.35)%          9.64%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

                STOCK INDEX FUND - COMPARISON: FUND VS. INDEX         187

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Stock Index Fund posted a return of 7.89% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index.

The management of an index fund is objective, not subjective. It is our goal to minimize the tracking error between the Fund and the S&P 500(R) Index. In order to do this, we utilize software which helps us create and maintain the optimal combination of securities to track the benchmark Index. In addition, we use index derivatives (futures) to manage cash flow and keep the fund as close to 100% invested as possible.

Our investment decisions are dictated by the index provider's decisions to add, delete or change the weighting of an index component. While we do have discretion to delay or omit implementation of a change, this would introduce possible tracking error risk which we are not willing to bear, and therefore, we attempt to implement all index changes coincident with the index.

The three top performing sectors in the S&P 500(R) Index during the period were energy, utilities and industrials. The bottom three sectors were consumer staples, health care and information technology.

Apple Computer, Autodesk and TXU were the best performing stocks in the index. Power-One, JDS Uniphase and Delphi were the worst performing stocks, all with double-digit negative returns.
                                    [CHART]

                          Growth of $10,000 Investment

            Stock Index Fund              S & P 500/R/ Index*
            ----------------              ------------------
5/95            $10,000                        $10,000
5/96             12,817                         12,843
5/97             16,564                         16,622
5/98             21,583                         21,721
5/99             26,084                         26,292
5/00             28,719                         29,047
5/01             25,598                         25,981
5/02             21,974                         22,384
5/03             20,119                         20,578
5/04             23,720                         24,348
5/05             25,592                         26,352




For the year ended May 31, 2005, the Stock Index Fund returned 7.89% compared to 8.23% for the S&P 500(R) Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year         5 Years         10 Years
-----------------------------------------------
7.89%          (2.28)%          9.85%
-----------------------------------------------

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

       188           VALUE FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with Oppenheimer Funds, Inc.

The Value Fund posted a return of 14.83% for the twelve-month period ending May 31, 2005, compared to a return of 8.23% for the S&P 500(R) Index and a return of 15.49% for the Russell 1000(R) Value Index. Please note that
OppenheimerFunds began subadvising the Fund as of June 21, 2004.

During the period, strong relative performance from portfolio holdings in the consumer staples, financials, consumer discretionary and utilities sectors were particularly positive and helped overcome weaker relative performance from the Fund's energy and technology holdings.

There were few significantly negative influences on performance during the period. In the energy sector, the Fund's individual stock holdings tended to rise due to soaring oil prices, but performance was hampered on a relative basis because the stocks did not go up as much as those in the index. In the technology sector, our overweight in the sector detracted from performance as this sector underperformed.

The consumer staples sector was the strongest performing sector for the Fund during the period. Among the consumer staples sector, the Funds top contributor overall, food and tobacco giant Altria Group, Inc. shares rose as investors perceived reduced tobacco-related litigation risk for the company. In addition, the financials, consumer discretionary and utilities sectors were among the top performing sectors for the Fund. In financials, investment manager Franklin Resources, Inc. rose as it continues to execute its business strategy well. Among the industrials sector, the Brazilian jet manufacturer, Empersa Braziliera de Aeronautica S.A. (Embraer), was a top performing stock.

The Fund's holdings in the telecommunications sector detracted from performance. Among the sector, IDT Corporation was the poorest performing stock. Holdings in technology also hurt the Funds performance. In the information technology sector, International Business Machines negatively impacted performance.
                                    [CHART]

                Growth of $10,000 Investment

                                                Russell
                              S & P 500/R/   1000/R/ Value
               Value Fund        Index*          Index**
               ----------      --------      -------------
 12/01          $10,000        $10,000         $10,000
  5/02            9,711          9,350          10,103
 11/02            8,427          8,276           8,831
  5/03            8,739          8,596           9,309
 11/03            9,562          9,524          10,347
  5/04           10,225         10,171          11,153
 11/04           11,351         10,748          12,382
  5/05           11,741         11,008          12,881

For the year ended May 31, 2005, the Value Fund returned 14.83% compared to 8.23% for the S&P 500(R) Index and 15.49% for the Russell 1000(R) Value Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The Russell 1000(R) Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

Average Annual Total Returns as of May 31, 2005
-----------------------------------------------
1 Year             Since Inception*
-----------------------------------------------
14.83%                  4.82%
-----------------------------------------------

*Inception date of Fund: December 31, 2001

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Annuity Contract for mortality and expense guarantees, administrative fees or surrender charges.

                               VALIC COMPANY I                        189


BOARD OF DIRECTORS
Judith L. Craven
Paige T. Davis
William F. Devin
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Norman Hackerman
Peter A. Harbeck
John W. Lancaster
Kenneth J. Lavery
Ben H. Love
John E. Maupin, Jr.

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
The Variable Annuity
Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

INVESTMENT SUB-ADVISERS
AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

A I M Capital Management, Inc.
11 Greenway Plaza
Houston, TX 77046

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Brazos Capital Management, LP
5949 Sherry Lane, Suite 1600
Dallas, Texas 75225

Franklin Portfolio Associates, LLC
One Boston Place, 29th Floor
Boston, Massachusetts 02108

Morgan Stanley Investment Management (d/b/a "Van Kampen")
1221 Avenue of the Americas
New York, New York 10020

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

WM Advisors, Inc.
1201 Third Avenue
Seattle, Washington 98101

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1401 McKinney, Suite 1200
Houston, Texas 77010

TRANSFER AND SHAREHOLDER SERVICE AGENT
The Variable Annuity
Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

OFFICERS
Evelyn M. Curran,
President and Chief Executive Officer
John Packs,
Vice President and Senior Investment Officer
Gregory R. Kingston,
Treasurer and Chief Financial Officer
Nori L. Gabert,
Vice President, Chief Legal Officer and Secretary
Cynthia A. Gibbons,
Vice President, Chief Compliance Officer and Assistant Secretary
Donna Handel,
Vice President and Assistant Treasurer
Kathryn A. Pearce,
Assistant Treasurer
Mark Matthes,
Assistant Secretary

 This report is for the information of the shareholders and variable contract owners participating in VALIC Company I. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

DISCLOSURE OF QUARTERLY FUND PORTFOLIO HOLDINGS

 VALIC Company I is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on
Form N-Q. Once filed, VALIC Company I's Form N-Q will be available without charge on the U.S. Securities and Exchange Commission's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), (ii) sending your request and a duplicating fee to the U.S. Securities and Exchange Commission's Public Reference Room, Washington DC 20549-0102 or (iii) sending your request electronically to publicinfo@sec.gov.

VOTING PROXIES ON VALIC COMPANY I PORTFOLIO SECURITIES

 A description of the policies and procedures that VALIC Company I uses to determine how to vote proxies related to securities held in the Fund's portfolios which is available in VALIC Company I's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 448-2542. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON VALIC COMPANY I PORTFOLIO SECURITIES

 Information regarding how VALIC Company I voted proxies relating to securities held in the VALIC Company I Funds during the twelve month period ended June 30, 2004 is available (i) without charge, upon request, by calling (800) 448-2542 or (ii) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

       190          VALIC COMPANY - SUPPLEMENT TO PROSPECTUS

                                VALIC COMPANY I
                Supplement to Prospectus dated October 1, 2004

                               VALIC COMPANY II
               Supplement to Prospectus dated December 31, 2004

You are receiving this supplement because you own a variable annuity or variable life insurance policy offering investment options that are VALIC Company I or VALIC Company II funds (the "Funds").

Legal Proceedings

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of The Variable Annuity Life Insurance Company ("VALIC"), AIG Global Investment Corp. ("AIGGIC"), AIG SunAmerica Asset Management Corp. ("SAAMCo") and Brazos Capital Management, LP ("Brazos"). AIGGIC, SAAMCo and Brazos serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo, Brazos or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation to the financial position of VALIC, AIGGIC, SAAMCo or Brazos or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC, SAAMCo and Brazos will need to obtain permission from the Securities and Exchange Commission to continue to service the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

Date: June 13, 2005

VALIC COMPANY I VALIC ULTRA FUND
VALIC COMPANY I LARGE CAP GROWTH FUND
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2005
(UNAUDITED)

                                                       VALIC COMPANY I    VALIC COMPANY I                              PRO FORMA
                                                          LARGE CAP           VALIC              PRO FORMA              COMBINED
                                                         GROWTH FUND       ULTRA FUND (C)       ADJUSTMENTS             (NOTE 1)
                                                       ---------------    ---------------     --------------        ---------------
ASSETS:
Investment securities, at value (identified
  cost $341,968,066; $766,469,090;
  and $1,108,437,156 respectively)
  (Includes securities on loan of $9,708,188
  for Large Cap Growth) ............................   $   363,713,738    $ 1,022,073,623     $           --         $1,385,787,361
Short term investments (cost equals market) ........         9,750,550                 --                 --              9,750,550
Cash ...............................................                --         11,988,012                 --             11,988,012
Receivable for investments sold ....................         4,249,377                 --                 --              4,249,377
Receivable for fund shares sold ....................            70,905                 --                 --                 70,905
Due from investment adviser for expense
  reimbursements/fee waivers .......................            11,292                 --                 --                 11,292
Prepaid expenses and other assets ..................           429,130                 --             (7,523)(A)            421,607
                                                       ---------------    ---------------     --------------        ---------------
          Total assets .............................       378,224,992      1,034,061,635             (7,523)         1,412,279,104
                                                       ---------------    ---------------     --------------        ---------------

LIABILITIES:
Payable for fund shares redeemed ...................           228,484                 --                 --                228,484
Payable for investments purchased ..................         2,386,404                 --                 --              2,386,404
Investment advisory and management fees payable ....           260,217                 --                 --                260,217
Administrative services ............................            21,429                 --                 --                 21,429
Collateral upon return of securities loaned ........         9,750,550                 --                 --              9,750,550
Due to custodian ...................................            98,817                 --                 --                 98,817
Accrued expenses and other liabilities .............           187,248                 --            377,000(A)             564,248
                                                       ---------------    ---------------     --------------        ---------------
          Total liabilities ........................        12,933,149                 --            377,000             13,310,149
                                                       ---------------    ---------------     --------------        ---------------
                    Net assets .....................   $   365,291,843    $ 1,034,061,635     $     (384,523)       $ 1,398,968,955
                                                       ===============    ===============     ==============        ===============


NET ASSETS WERE COMPOSED OF:
Common Stock, $.01, $.01, and $.01, par value
  (1 billion shares authorized for Large
  Cap Growth) ......................................   $       571,968    $       364,748      $     462,253 (B)    $     1,398,969
Paid-in capital ....................................       675,625,428      1,033,696,887           (462,253)(B)      1,708,860,062
                                                       ---------------    ---------------     --------------        ---------------
                                                           676,197,396      1,034,061,635                 --          1,710,259,031
Accumulated undistributed net
  investment income (loss)  ........................           172,809                 --           (384,523)(A)           (211,714)
Accumulated undistributed net realized
  gain (loss) on investments .......................      (332,824,034)                --                 --           (332,824,034)
Net unrealized appreciation (depreciation)
  on investments ...................................        21,745,672                 --                 --             21,745,672
                                                       ---------------    ---------------     --------------        ---------------
                    Net assets .....................   $   365,291,843    $ 1,034,061,635     $     (384,523)       $ 1,398,968,955
                                                       ===============    ===============     ==============        ===============


  Net assets .......................................   $   365,291,843    $ 1,034,061,635     $     (384,523)(A)    $ 1,398,968,955
  Shares outstanding ...............................        57,196,816         36,474,837         46,225,242 (B)        139,896,896
                                                       ---------------    ---------------     --------------        ---------------
   Net asset value, offering and redemption
     price per share ...............................   $          6.39    $         28.35     $           --        $         10.00
                                                       ===============    ===============     ==============        ===============

----------
(A) To adjust for the remaining balances of any prepaid expenses of the VC I Large Cap Growth Fund to be expensed prior to the reorganization and adjustments for the reorganization costs.

(B) To adjust for a tax free exchange of VC I Large Cap Growth Fund shares for shares of VC I VALIC Ultra Fund. If the Agreement and Plan of Reorganization were to have taken place at May 31, 2005, the VC l Large Cap Growth shareholders would have received 36,498,082 shares of VC l VALIC Ultra Fund.

(C) Amounts reflected are approximately 4.70% of the American Century Ultra Fund Net Assets which is the portion owned by VALIC at May 31, 2005. The net assets of the American Century Ultra Fund were $21,981,534,768 at May 31, 2005.

VALIC COMPANY I VALIC ULTRA FUND
VALIC COMPANY I LARGE CAP GROWTH FUND
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MAY 31, 2005
(UNAUDITED)

                                                       VALIC COMPANY I    VALIC COMPANY I                              PRO FORMA
                                                          LARGE CAP           VALIC              PRO FORMA              COMBINED
                                                       GROWTH FUND (D)     ULTRA FUND (E)       ADJUSTMENTS             (NOTE 1)
                                                       ---------------   ----------------      --------------       ---------------
INVESTMENT INCOME:
Income:
  Dividends ........................................   $    5,990,824    $            --       $           --       $     5,990,824
  Securities lending ...............................           10,437                 --                   --       $        10,437
  Interest .........................................           95,594                 --                   --       $        95,594
                                                       --------------    ---------------       --------------       ---------------
         Total investment income ...................   $    6,096,855    $            --       $           --       $     6,096,855
                                                       ==============    ===============       ==============       ===============

Expenses:
  Investment advisory and management fees ..........        3,453,615          8,527,056             (508,964) (G)       11,471,707
  Administrative fees ..............................          278,548            723,843                   --  (G)        1,002,391
  Transfer agent fees and expenses .................              959                446                 (957) (G)              448
  Custodian fees ...................................           79,720            125,000              (79,720) (F)          125,000
  Reports to shareholders ..........................           63,469            201,775               14,241  (G)          279,485
  Audit and tax fees ...............................           24,962             26,823              (24,962) (F)           26,823
  Legal fees and expenses ..........................           10,071             28,283               (2,610) (G)           35,744
  Directors' fees and expenses                                 38,515             50,444              (19,088) (G)           69,871
  Interest .........................................           11,515                 --              (11,515) (F)               --
  Other expenses ...................................           33,629             21,436              (25,858) (F)           29,207
                                                       --------------    ---------------       --------------       ---------------
    Total expenses before reimbursements ...........        3,995,003          9,705,106             (659,433)           13,040,676
    Fees waived and expenses reimbursed
      by investment adviser ........................          (90,553)                --               90,553  (G)               --
                                                       --------------    ---------------       --------------       ---------------
    Net expenses ...................................        3,904,450          9,705,106             (568,880)           13,040,676
                                                       --------------    ---------------       --------------       ---------------
Net investment income (loss) .......................        2,192,405         (9,705,106)             568,880            (6,943,821)
                                                       --------------    ---------------       --------------       ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain (loss) on investments ............       21,772,310                 --                   --            21,772,310
Net change in unrealized appreciation
  (depreciation) on investments ....................      (12,503,854)                --                   --           (12,503,854)
                                                       --------------    ---------------       --------------       ---------------
Net realized and unrealized gain (loss)
  on investments ...................................        9,268,456                 --                   --             9,268,456

NET INCREASE (DECREASE) IN  NET ASSETS
  RESULTING FROM OPERATIONS: .......................   $   11,460,861    $    (9,705,106)      $      568,880       $     2,324,635
                                                       ==============    ===============       ==============       ===============

----------
(D)  For the period June 1, 2004 through May 31, 2005

(E)  Reflects estimated annual expenses

(F)  Reflects the elimination of duplicate services or fees

(G) Reflects adjustments to expenses based on surviving funds fee schedules and combined net assets

                        VALIC COMPANY I VALIC ULTRA FUND
                      VALIC COMPANY I LARGE CAP GROWTH FUND
                   PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
                               AS OF MAY 31, 2005
                                   (UNAUDITED)

                 SHARES
----------------------------------------------
  LARGE CAP    VALIC                                                                               LARGE CAP   VALIC
   GROWTH      ULTRA                 PRO FORMA                                                      GROWTH     ULTRA     PRO FORMA
   FUND(4)    FUND (5)  ADJUSTMENTS   COMBINED  DESCRIPTION                                         FUND(4)     FUND     COMBINED
------------ --------- ------------- ---------- -------------------------------------------------- ---------- --------- ------------
                                                 COMMON STOCK                                        99.57%     98.84%      99.0%
                                                 AEROSPACE/DEFENSE                                    2.68%      1.02%      1.45%
        --     46,760                   46,760  General Dynamics Corp.
    60,000         --                   60,000  L-3 Communications Holdings, Inc.
    52,000     51,323                  103,323  United Technologies Corp.
                                                APPAREL & PRODUCTS                                    2.43%                 0.63%
    80,000         --                   80,000  Coach, Inc.+
    79,800         --                   79,800  Nike, Inc., Class B
                                                AUTOMOTIVE                                            1.89%      0.94%      1.19%
        --    224,143                  224,143  Carmax, Inc.+
   125,000     72,821                  197,821  Danaher Corp.
                                                BANKS                                                 1.05%      0.92%      0.96%
    82,850         --                   82,850  Bank of America Corp.
        --    157,921                  157,921  Wells Fargo & Co.
                                                BEVERAGES                                             3.74%      3.14%      3.30%
        --    192,309                  192,309  Anheuser-Busch Cos., Inc.
   150,000    198,565                  348,565  Coca-Cola Co.
   124,100    258,968                  383,068  PepsiCo, Inc.
                                                CHEMICAL                                              0.93%      0.14%      0.34%
    75,000         --                   75,000  Dow Chemical Co.
        --     24,979                   24,979  Monsanto Co.
                                                COMMERCIAL SERVICES                                              3.97%      2.94%
        --    644,291                  644,291  Accenture, Ltd., Class A+
        --    154,487                  154,487  Moody's Corp.
        --    443,374                  443,374  Paychex, Inc.
        --    136,045                  136,045  Weight Watchers International, Inc.+
                                                CONGLOMERATES                                         4.47%      2.82%      3.25%
        --     73,856                   73,856  3M Co.
   200,900    285,688                  486,588  General Electric Co.
    45,000         --                   45,000  ITT Industries, Inc.
   163,500    452,500                  616,000  Tyco International, Ltd.
                                                DRUGS                                                 7.51%      6.14%      6.50%
   125,000         --                  125,000  Abbott Laboratories
               84,018                   84,018  American Pharmaceutical Partners, Inc.+
              108,621                  108,621  Eli Lilly & Co.
    70,000         --                   70,000  Merck & Co., Inc.
              168,505                  168,505  Novartis AG
   439,723    765,895                1,205,618  Pfizer, Inc.
   240,000    122,592                  362,592  Schering-Plough Corp.
              642,974                  642,974  Teva Pharmaceutical Industries, Ltd. Sponsored ADR
    50,000         --                   50,000  Wyeth
                                                ELECTRONICS/ELECTRICAL EQUIPMENT                      1.26%                 0.33%
   120,000         --                  120,000  Ametek, Inc.
                                                FINANCE COMPANIES                                                1.70%      1.26%
        --    365,142                  365,142  SLM Corp.
        --         --                       --  FINANCIAL SERVICES                                    7.15%      4.95%      5.53%
    90,500    121,322                  211,822  American Express Co.
   113,400         --                  113,400  Capital One Financial Corp.
        --     47,183                   47,183  Chicago Merchantile Exchange Holdings, Inc.
    83,000    263,954                  346,954  Citigroup, Inc.
    40,200     89,051                  129,251  Goldman Sachs Group, Inc.
               64,448                   64,448  Legg Mason, Inc.
    90,000         --                   90,000  Merrill Lynch & Co., Inc.
        --    134,588                  134,588  T. Rowe Price Group, Inc.
                                                FOODS                                                            1.28%      0.95%
        --    254,593                  254,593  Sysco Corp.
        --     55,181                   55,181  Wm. Wrigley Jr. Co.


                                                                              MARKET VALUE
                                                    ------------------------------------------------------------
                                                       LARGE CAP          VALIC
                                                        GROWTH            ULTRA                      PRO FORMA
DESCRIPTION                                             FUND(4)          FUND (5)     ADJUSTMENTS     COMBINED
-------------------------------------------------- ----------------- --------------- ------------ ---------------
 COMMON STOCK
 AEROSPACE/DEFENSE
General Dynamics Corp.                                   $       --      $ 5,049,148              $   5,049,148
L-3 Communications Holdings, Inc.                         4,246,800                          --       4,246,800
United Technologies Corp.                                 5,548,400        5,476,178                 11,024,578
APPAREL & PRODUCTS                                                                                           --
Coach, Inc.+                                              2,323,200                                   2,323,200
Nike, Inc., Class B                                       6,559,560                                   6,559,560
AUTOMOTIVE                                                                                                   --
Carmax, Inc.+                                                              5,722,361                  5,722,361
Danaher Corp.                                             6,891,250        4,014,647                 10,905,897
BANKS                                                                                                        --
Bank of America Corp.                                     3,837,612                                   3,837,612
Wells Fargo & Co.                                                          9,540,005                  9,540,005
BEVERAGES                                                                         --                         --
Anheuser-Busch Cos., Inc.                                                  9,009,670                  9,009,670
Coca-Cola Co.                                             6,694,500        8,861,978                 15,556,478
PepsiCo, Inc.                                             6,986,830       14,579,886                 21,566,716
CHEMICAL                                                                          --                         --
Dow Chemical Co.                                          3,396,750               --                  3,396,750
Monsanto Co.                                                               1,423,829                  1,423,829
COMMERCIAL SERVICES                                                               --                         --
Accenture, Ltd., Class A+                                                 14,999,098                 14,999,098
Moody's Corp.                                                              6,684,647                  6,684,647
Paychex, Inc.                                                             12,804,628                 12,804,628
Weight Watchers International, Inc.+                                       6,618,652                  6,618,652
CONGLOMERATES                                                                     --                         --
3M Co.                                                                     5,661,092                  5,661,092
General Electric Co.                                      7,328,832       10,421,891                 17,750,723
ITT Industries, Inc.                                      4,275,000               --                  4,275,000
Tyco International, Ltd.                                  4,730,055       13,090,817                 17,820,872
DRUGS                                                                             --                         --
Abbott Laboratories                                       6,030,000               --                  6,030,000
American Pharmaceutical Partners, Inc.+                                    3,690,050                  3,690,050
Eli Lilly & Co.                                                            6,332,583                  6,332,583
Merck & Co., Inc.                                         2,270,800               --                  2,270,800
Novartis AG                                                                8,226,857                  8,226,857
Pfizer, Inc.                                             12,268,272       21,368,483                 33,636,755
Schering-Plough Corp.                                     4,680,000        2,390,548                  7,070,548
Teva Pharmaceutical Industries, Ltd. Sponsored ADR                        21,456,041                 21,456,041
Wyeth                                                     2,168,500               --                  2,168,500
ELECTRONICS/ELECTRICAL EQUIPMENT                                                  --                         --
Ametek, Inc.                                              4,587,600               --                  4,587,600
FINANCE COMPANIES                                                                 --                         --
SLM Corp.                                                                 17,625,415                 17,625,415
FINANCIAL SERVICES                                                                --                         --
American Express Co.                                      4,873,425        6,533,193                 11,406,618
Capital One Financial Corp.                               8,550,360               --                  8,550,360
Chicago Merchantile Exchange Holdings, Inc.                               10,200,582                 10,200,582
Citigroup, Inc.                                           3,910,130       12,434,885                 16,345,015
Goldman Sachs Group, Inc.                                 3,919,500        8,682,477                 12,601,977
Legg Mason, Inc.                                                           5,296,331                  5,296,331
Merrill Lynch & Co., Inc.                                 4,883,400               --                  4,883,400
T. Rowe Price Group, Inc.                                                  8,029,519                  8,029,519
FOODS                                                                             --                         --
Sysco Corp.                                                                9,460,670                  9,460,670
Wm. Wrigley Jr. Co.                                                        3,767,180                  3,767,180

                 SHARES
----------------------------------------------
  LARGE CAP    VALIC                                                                               LARGE CAP   VALIC
   GROWTH      ULTRA                 PRO FORMA                                                      GROWTH     ULTRA     PRO FORMA
   FUND(4)    FUND (5)  ADJUSTMENTS   COMBINED  DESCRIPTION                                         FUND(4)     FUND     COMBINED
------------ --------- ------------- ---------- -------------------------------------------------- ---------- --------- ------------
                                                FREIGHT                                                          2.43%      1.80%
        --     40,550                   40,550  CH Robinson Worldwide, Inc.
        --     88,063                   88,063  Expeditors International of Washington, Inc.
        --     64,495                   64,495  FedEx Corp.
        --    171,093                  171,093  United Parcel Service, Inc., Class B
                                                HOSPITAL SUPPLIES                                     6.18%      5.76%      5.88%
    65,400         --                   65,400  Becton, Dickinson and Co.
   192,600    237,893                  430,493  Johnson & Johnson
   110,000    465,907                  575,907  Medtronic, Inc.
        --    131,483                  131,483  St. Jude Medical, Inc.+
        --    144,467                  144,467  Stryker Corp.
        --    167,188                  167,188  Varian Medical Systems, Inc.+
                                                HOUSEHOLD PRODUCTS                                    3.26%      3.07%      3.12%
        --     59,932                   59,932  Alberto-Culver Co., Class B
        --    245,877                  245,877  Avon Products, Inc.
    70,000     60,920                  130,920  Colgate-Palmolive Co.
   152,600    295,473                  448,073  Procter & Gamble Co.
                                                INFORMATION PROCESSING - HARDWARE                     6.11%      2.66%      3.56%
   204,525    689,075                  893,600  Dell, Inc.+
   300,000         --                  300,000  EMC Corp.+
    69,800         --                   69,800  International Business Machines Corp.
   220,000         --                  220,000  Seagate Technology
                                                INFORMATION PROCESSING - SERVICES                     2.27%      8.29%      6.72%
        --    287,522                  287,522  Checkfree Corp.+(6)
    99,000    630,319                  729,319  eBay, Inc.+
        --    648,290                  648,290  First Data Corp.
        --     16,135                   16,135  Google, Inc.+
   200,000    299,706                  499,706  Symantec Corp.+
        --    411,055                  411,055  Yahoo!, Inc.+
                                                INFORMATION PROCESSING - SOFTWARE                     6.51%      3.45%      4.25%
   158,200         --                  158,200  Adobe Systems, Inc.
        --    131,765                  131,765  Intuit, Inc.+
   519,900    822,911                1,342,811  Microsoft Corp.
        --     79,031                   79,031  NAVTEQ Corp.+
   400,000    447,560                  847,560  Oracle Corp.+
                                                INSURANCE                                             2.49%      7.89%      6.48%
        --    210,843                  210,843  AFLAC, Inc.
        --     75,127                   75,127  AMBAC Financial Group, Inc.
        --    196,637                  196,637  American International Group, Inc.(1)
        --        183                      183  Berkshire Hathaway, Inc. Class A+
        --      5,113                    5,113  Berkshire Hathaway, Inc. Class B+
    60,000         --                   60,000  PacifiCare Health Systems, Inc., Class A+
        --     68,588                   68,588  Progressive Corp.
        --    414,725                  414,725  UnitedHealth Group, Inc.
    40,000         --                   40,000  WellPoint, Inc.
                                                LEISURE & TOURISM                                     5.72%      7.42%      6.97%
   158,200    296,649                  454,849  Carnival Corp.
        --     95,355                   95,355  Cheesecake Factory, Inc., Class A+
        --    311,232                  311,232  Electronic Arts, Inc.+
        --    228,767                  228,767  Harley-Davidson, Inc.
    60,000         --                   60,000  Harrah's Entertainment, Inc.
   225,000         --                  225,000  Hilton Hotels Corp.
        --    714,008                  714,008  International Game Technology
        --     35,517                   35,517  P.F. Chang's China Bistro, Inc.+
    60,000         --                   60,000  Royal Caribbean Cruises, Ltd.#
        --    142,961                  142,961  Starbucks Corp.+


                                                                               MARKET VALUE
                                                     ------------------------------------------------------------
                                                        LARGE CAP          VALIC
                                                         GROWTH            ULTRA                      PRO FORMA
DESCRIPTION                                              FUND(4)          FUND (5)    ADJUSTMENTS     COMBINED
--------------------------------------------------  --------------- ---------------- ------------- --------------
FREIGHT                                                                          --                           --
CH Robinson Worldwide, Inc.                                               2,318,269                    2,318,269
Expeditors International of Washington, Inc.                              4,489,460                    4,489,460
FedEx Corp.                                                               5,767,141                    5,767,141
United Parcel Service, Inc., Class B                                     12,600,984                   12,600,984
HOSPITAL SUPPLIES                                                                --                           --
Becton, Dickinson and Co.                                3,757,230               --                    3,757,230
Johnson & Johnson                                       12,923,460       15,962,609                   28,886,069
Medtronic, Inc.                                          5,912,500       25,042,490                   30,954,990
St. Jude Medical, Inc.+                                                   5,275,105                    5,275,105
Stryker Corp.                                                             7,028,313                    7,028,313
Varian Medical Systems, Inc.+                                             6,287,951                    6,287,951
HOUSEHOLD PRODUCTS                                                               --                           --
Alberto-Culver Co., Class B                                               2,656,780                    2,656,780
Avon Products, Inc.                                                       9,771,154                    9,771,154
Colgate-Palmolive Co.                                    3,497,900        3,044,160                    6,542,060
Procter & Gamble Co.                                     8,415,890       16,295,314                   24,711,204
INFORMATION PROCESSING - HARDWARE                                                --                           --
Dell, Inc.+                                              8,158,502       27,487,218                   35,645,720
EMC Corp.+                                               4,218,000               --                    4,218,000
International Business Machines Corp.                    5,273,390               --                    5,273,390
Seagate Technology                                       4,668,400               --                    4,668,400
INFORMATION PROCESSING - SERVICES                                                --                           --
Checkfree Corp.+(6)                                                      10,733,213                   10,733,213
eBay, Inc.+                                              3,762,990       23,958,447                   27,721,437
First Data Corp.                                                         24,524,801                   24,524,801
Google, Inc.+                                                             4,492,124                    4,492,124
Symantec Corp.+                                          4,522,000        6,776,362                   11,298,362
Yahoo!, Inc.+                                                            15,291,264                   15,291,264
INFORMATION PROCESSING - SOFTWARE                                                --                           --
Adobe Systems, Inc.                                      5,230,092               --                    5,230,092
Intuit, Inc.+                                                             5,694,902                    5,694,902
Microsoft Corp.                                         13,413,420       21,231,096                   34,644,516
NAVTEQ Corp.+                                                             3,015,034                    3,015,034
Oracle Corp.+                                            5,128,000        5,737,723                   10,865,723
INSURANCE                                                                        --                           --
AFLAC, Inc.                                                               8,760,548                    8,760,548
AMBAC Financial Group, Inc.                                               5,420,379                    5,420,379
American International Group, Inc.(1)                                    10,923,172                   10,923,172
Berkshire Hathaway, Inc. Class A+                                        15,389,837                   15,389,837
Berkshire Hathaway, Inc. Class B+                                        14,368,264                   14,368,264
PacifiCare Health Systems, Inc., Class A+                3,769,800               --                    3,769,800
Progressive Corp.                                                         6,589,216                    6,589,216
UnitedHealth Group, Inc.                                                 20,147,330                   20,147,330
WellPoint, Inc.                                          5,320,000               --                    5,320,000
LEISURE & TOURISM                                                                --                           --
Carnival Corp.                                           8,368,780       15,692,714                   24,061,494
Cheesecake Factory, Inc., Class A+                                        3,366,975                    3,366,975
Electronic Arts, Inc.+                                                   16,352,117                   16,352,117
Harley-Davidson, Inc.                                                    11,216,428                   11,216,428
Harrah's Entertainment, Inc.                             4,308,600               --                    4,308,600
Hilton Hotels Corp.                                      5,451,750               --                    5,451,750
International Game Technology                                            20,120,740                   20,120,740
P.F. Chang's China Bistro, Inc.+                                          2,105,088                    2,105,088
Royal Caribbean Cruises, Ltd.#                           2,766,600               --                    2,766,600
Starbucks Corp.+                                                          7,827,142                    7,827,142

                 SHARES
----------------------------------------------
  LARGE CAP    VALIC                                                                               LARGE CAP   VALIC
   GROWTH      ULTRA                 PRO FORMA                                                      GROWTH     ULTRA     PRO FORMA
   FUND(4)    FUND (5)  ADJUSTMENTS   COMBINED  DESCRIPTION                                         FUND(4)     FUND     COMBINED
------------ --------- ------------- ---------- -------------------------------------------------- ---------- --------- ------------
                                                MACHINERY                                             1.09%      0.38%      0.56%
   105,000         --                  105,000  Dover Corp.
        --     91,309                   91,309  Zebra Technologies Corp., Class A+
                                                MEDICAL - BIOMEDICAL/GENE                             4.00%      1.95%      2.49%
   134,100    170,199                  304,299  Amgen, Inc.+
        --    120,052                  120,052  Genentech, Inc.+
   100,000         --                  100,000  Genzyme Corp.+
                                                MEDICAL TECHNOLOGY                                    1.05%      3.13%      2.59%
        --     75,268                   75,268  Biomet, Inc.
        --    654,687                  654,687  Boston Scientific Corp.+
        --     45,396                   45,396  Guidant Corp.
    50,000    110,220                  160,220  Zimmer Holdings, Inc.+
                                                MULTIMEDIA                                            5.27%      0.84%      1.99%
        --    198,330                  198,330  McGraw-Hill Cos., Inc.
   520,000         --                  520,000  News Corp., Class A
   426,500         --                  426,500  Time Warner, Inc.
   100,000         --                  100,000  Viacom, Inc., Class B
                                                OIL & GAS                                             2.45%      2.39%      2.40%
        --     90,133                   90,133  Apache Corp.
    69,200     42,056                  111,256  ChevronTexaco Corp.
        --    245,372                  245,372  Exxon Mobil Corp.
        --     43,005                   43,005  Kinder Morgan, Inc.
   105,000         --                  105,000  Transocean, Inc.
                                                RETAIL                                                6.15%     11.82%     10.34%
        --    506,695                  506,695  Amazon.com, Inc.+
        --    339,034                  339,034  Bed Bath & Beyond, Inc.+
        --     85,147                   85,147  Costco Wholesale Corp.
   140,000     68,411                  208,411  Home Depot, Inc.
               52,687                   52,687  Kohl's Corp.+
              296,837                  296,837  Lowe's Cos., Inc.
              247,725                  247,725  PETsMART, Inc.
        --    197,531                  197,531  Target Corp.
    40,000         --                   40,000  Urban Outfitters, Inc.#
   149,100    646,596                  795,696  Wal-Mart Stores, Inc.
    85,000    215,454                  300,454  Walgreen Co.
               46,713                   46,713  Whole Foods Market, Inc.
   100,000         --                  100,000  Williams-Sonoma, Inc.
                                                SAVINGS & LOAN                                                   0.80%      0.59%
        --    132,048                  132,048  Golden West Financial Corp.
                                                SCHOOLS                                                          2.35%      1.73%
        --    308,974                  308,974  Apollo Group, Inc., Class A+
                                                SEMICONDUCTORS                                        7.07%      4.37%      5.08%
        --    179,137                  179,137  Applied Materials, Inc.
        --  2,011,952                2,011,952  ARM Holdings PLC
   497,298    679,573                1,176,871  Intel Corp.
        --     82,418                   82,418  KLA-Tencor Corp.
   160,000         --                  160,000  Lam Research Corp.+#
    75,000         --                   75,000  Marvell Technology Group, Ltd.
        --    233,941                  233,941  Maxim Integrated Products, Inc.
        --    237,281                  237,281  Microchip Technology, Inc.
   161,000         --                  161,000  Texas Instruments, Inc.
                                                TELECOMMUNICATIONS                                    5.16%      2.72%      3.36%
   353,200    744,209                1,097,409  Cisco Systems, Inc.+
   264,000    367,541                  631,541  Motorola, Inc.
   199,000         --                  199,000  QUALCOMM, Inc.
                                                THERAPEUTICS                                          1.68%                 0.44%
   150,000         --                  150,000  Gilead Sciences, Inc.+


                                                                                MARKET VALUE
                                                      ------------------------------------------------------------
                                                         LARGE CAP          VALIC
                                                          GROWTH            ULTRA                      PRO FORMA
DESCRIPTION                                               FUND(4)          FUND (5)    ADJUSTMENTS     COMBINED
---------------------------------------------------- --------------- ---------------- ------------- --------------
MACHINERY                                                                         --                           --
Dover Corp.                                               3,976,350               --                    3,976,350
Zebra Technologies Corp., Class A+                                         3,897,071                    3,897,071
MEDICAL - BIOMEDICAL/GENE                                                         --                           --
Amgen, Inc.+                                              8,391,978       10,651,053                   19,043,031
Genentech, Inc.+                                                           9,514,114                    9,514,114
Genzyme Corp.+                                            6,239,000               --                    6,239,000
MEDICAL TECHNOLOGY                                                                --                           --
Biomet, Inc.                                                               2,836,838                    2,836,838
Boston Scientific Corp.+                                                  17,735,484                   17,735,484
Guidant Corp.                                                              3,354,296                    3,354,296
Zimmer Holdings, Inc.+                                    3,829,000        8,440,653                   12,269,653
MULTIMEDIA                                                                        --                           --
McGraw-Hill Cos., Inc.                                                    8,659,100                    8,659,100
News Corp., Class A                                       8,387,600               --                    8,387,600
Time Warner, Inc.                                         7,421,100               --                    7,421,100
Viacom, Inc., Class B                                     3,429,000               --                    3,429,000
OIL & GAS                                                                         --                           --
Apache Corp.                                                               5,296,216                    5,296,216
ChevronTexaco Corp.                                       3,721,576        2,261,761                    5,983,337
Exxon Mobil Corp.                                                         13,789,938                   13,789,938
Kinder Morgan, Inc.                                                        3,341,939                    3,341,939
Transocean, Inc.                                          5,230,050               --                    5,230,050
RETAIL                                                                            --                           --
Amazon.com, Inc.+                                                         17,992,649                   17,992,649
Bed Bath & Beyond, Inc.+                                                  13,781,722                   13,781,722
Costco Wholesale Corp.                                                     3,867,356                    3,867,356
Home Depot, Inc.                                          5,509,000        2,691,966                    8,200,966
Kohl's Corp.+                                                              2,565,348                    2,565,348
Lowe's Cos., Inc.                                                         16,982,035                   16,982,035
PETsMART, Inc.                                                             7,870,213                    7,870,213
Target Corp.                                                              10,607,391                   10,607,391
Urban Outfitters, Inc.#                                   2,133,600               --                    2,133,600
Wal-Mart Stores, Inc.                                     7,041,993       30,538,739                   37,580,732
Walgreen Co.                                              3,853,900        9,768,669                   13,622,569
Whole Foods Market, Inc.                                                   5,557,911                    5,557,911
Williams-Sonoma, Inc.                                     3,933,000               --                    3,933,000
SAVINGS & LOAN                                                                    --                           --
Golden West Financial Corp.                                                8,268,827                    8,268,827
SCHOOLS                                                                           --                           --
Apollo Group, Inc., Class A+                                              24,254,438                   24,254,438
SEMICONDUCTORS                                                                    --                           --
Applied Materials, Inc.                                                    2,939,639                    2,939,639
ARM Holdings PLC                                                           3,949,911                    3,949,911
Intel Corp.                                              13,392,235       18,300,897                   31,693,132
KLA-Tencor Corp.                                                           3,742,605                    3,742,605
Lam Research Corp.+#                                      4,908,800               --                    4,908,800
Marvell Technology Group, Ltd.                            3,072,000               --                    3,072,000
Maxim Integrated Products, Inc.                                            9,217,287                    9,217,287
Microchip Technology, Inc.                                                 7,033,017                    7,033,017
Texas Instruments, Inc.                                   4,450,040               --                    4,450,040
TELECOMMUNICATIONS                                                                --                           --
Cisco Systems, Inc.+                                      6,845,016       14,422,770                   21,267,786
Motorola, Inc.                                            4,585,680               --                    4,585,680
QUALCOMM, Inc.                                            7,414,740       13,694,592                   21,109,332
THERAPEUTICS                                                                                                   --
Gilead Sciences, Inc.+                                    6,120,000                                     6,120,000

                 SHARES
----------------------------------------------
  LARGE CAP    VALIC                                                                               LARGE CAP   VALIC
   GROWTH      ULTRA                 PRO FORMA                                                      GROWTH     ULTRA     PRO FORMA
   FUND(4)    FUND (5)  ADJUSTMENTS   COMBINED  DESCRIPTION                                         FUND(4)     FUND     COMBINED
------------ --------- ------------- ---------- -------------------------------------------------- ---------- --------- ------------

                                                                                                    ------     ------     ------
                                                TOTAL COMMON STOCK                                   99.57%     98.74%     98.98%
                                                                                                    ======     ======     ======

                                                EXCHANGE-TRADED FUNDS                                            0.10%      0.07%
        --     18,887                   18,887  iShares FTSE Xinhua China 25 Index Fund

                                                                                                    ------     ------     ------
                                                TOTAL LONG -TERM INVESTMENT SECURITIES               99.57%     98.84%     99.06%
                                                                                                    ======     ======     ======

                                                SHORT TERM INVESTMENTS                                2.67%      1.16%      0.70%
                                                COLLECTIVE INVESTMENT POOL                            2.67%                 0.70%
$9,750,550  $      --               $9,750,550  Securities Lending Quality Trust(2)
                                                                                                    ------     ------     ------
                                                TOTAL SHORT TERM INVESTMENTS                          2.67%      0.00%      0.70%
                                                                                                    ======     ======     ======


                                                TOTAL INVESTMENTS                                   102.24%     98.84%     99.75%
                                                (cost $351,718,616; $766,469,090; $1,118,187,706)
                                                Liabilities in excess of other assets                -2.24%      1.16%      0.25%
                                                                                                    ------     ------     ------
                                                NET ASSETS                                          100.00%    100.00%    100.00%
                                                                                                    ======     ======     ======


                                                                                MARKET VALUE
                                                      -------------------------------------------------------------------
                                                         LARGE CAP          VALIC
                                                          GROWTH            ULTRA                             PRO FORMA
DESCRIPTION                                               FUND(4)          FUND (5)        ADJUSTMENTS        COMBINED
-------------------------------------------------- ----------------    ---------------    -------------    --------------

                                                      -------------    ---------------    ------------     --------------
TOTAL COMMON STOCK                                      363,713,738      1,021,041,650              --      1,384,755,388
                                                      =============    ===============    ============     ==============

EXCHANGE-TRADED FUNDS
iShares FTSE Xinhua China 25 Index Fund                                      1,031,973                          1,031,973

                                                      -------------    ---------------    ------------     --------------
TOTAL LONG-TERM INVESTMENT SECURITIES                   363,713,738      1,022,073,623              --      1,385,787,361
                                                      =============    ===============    ============     ==============

SHORT TERM INVESTMENTS
COLLECTIVE INVESTMENT POOL
Securities Lending Quality Trust(2)                       9,750,550                 --              --          9,750,550
                                                      -------------    ---------------    ------------     --------------
TOTAL SHORT TERM INVESTMENTS                              9,750,550                 --              --          9,750,550
                                                      =============    ===============    ============     ==============


TOTAL INVESTMENTS                                       373,464,288      1,022,073,623                      1,395,537,911
(cost $351,718,616; $766,469,090; $1,118,187,706)
Liabilities in excess of other assets                    (8,172,445)        11,988,012        (384,523)(3)       3,431,044
                                                      -------------    ---------------    ------------     --------------
NET ASSETS                                            $ 365,291,843    $ 1,034,061,635    $   (384,523)    $1,398,968,955
                                                      =============    ===============    ============     ==============


+    Non-income producing securities

#    The security or a portion thereof is out on loan

ADR  - American Depository Receipt

(1) Security represents an investment in an affiliated company of VCI Large Cap Growth Fund

(2) The security is purchased with the cash collateral received from security loaned.

(3) To adjust for the remaining balances of any prepaid expenses of the VC I Large Cap Growth Fund to be expensed prior to the reorganization and adjustments for the reorganization costs.

(4) As of 05/31/05, all of the securities held by the VC I Large Cap Growth Fund would comply with the compliance guidelines and/or investment restrictions of the VC I VALIC Ultra Fund.

(5) Amounts reflected are approximately 4.70% of each holding in the American Century Ultra Fund at May 31, 2005. The net assets of the American Century Ultra Fund were $21,981,534,768.

(6) Security represents and investment in an affiliated company of American Century Ultra Fund The fund's holding represents ownership of 5% or more of the voting securities fo the company: therefore, the company is affiliated as defined in the Investment Company Act of 1940.

                        VALIC COMPANY I VALIC ULTRA FUND
                      VALIC COMPANY I LARGE CAP GROWTH FUND
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                               AS OF MAY 31, 2005
                                   (UNAUDITED)


NOTE 1 - BASIS OF PRO FORMA PRESENTATION

     The pro forma unaudited financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between VALIC COMPANY I ("VC l") VALIC Ultra Fund and VC l Large Cap Growth Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan would be accomplished by an exchange of shares of VC l VALIC Ultra Fund for the net assets of VC l Large Cap Growth Fund. The statement of assets and liabilities and the related statement of operations of VC l Large Cap Growth Fund and VC l Ultra Fund have been combined as of and for the twelve months ended May 31, 2005. Following the acquisition, the VC l Ultra Fund will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. If the Agreement and Plan of Reorganization were to have taken place at May 31, 2005, the VC l Large Cap Growth shareholders would have received 36,498,082 shares of VC l Ultra Fund. The statement of asset and liabilities of the VC I VALIC Ultra Fund represent approximately 4.70% of the American Century Ultra Fund which will be substituted into the VC I VALIC Ultra Fund simultaneously with the merger.

NOTE 2 - VALUATION

     Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

     As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

     Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

     Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

     Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market

     Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors.


NOTE 3 - MERGER COSTS

     Merger costs related to the Agreement and Plan are estimated at approximately $377,000 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of VC l Large Cap Growth Fund carrying out its obligation under the Agreement and Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. The Fund has agreed to pay 100% of these costs.


NOTE 4 - PRO FORMA OPERATING EXPENSES

     The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of VC I VALIC Ultra Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro forma operating expenses include the expenses of VC l Large Cap Growth Fund and VC I VALIC Ultra Fund combined, adjusted for certain items, which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for VC I VALIC Ultra Fund at the level of assets of the combined fund for the stated period.


NOTE 5 - FEDERAL INCOME TAXES

     Each fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. After the merger, VC I VALIC Ultra Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code.

                                     PART C

                                OTHER INFORMATION

Item 15.               Indemnification.

      The response to this item is incorporated by reference to "Liability and Indemnification of Directors" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

        Registrant's Restated Articles of Incorporation, provide, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

        Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers Professional Liability Insurance Policy of $45 million in the aggregate. Insurance providers are as follows:

        Arch Insurance Company
        One Liberty Plaza, 53rd Floor
        New York, New York 10006

        Twin City Fire Insurance Company
        2 Park Avenue
        New York, New York 10016

        Liberty Mutual Insurance Company
        55 Water Street, 18th Floor
        New York, New York 10016

        U.S. Specialty Insurance Company
        37 Radio Circle Drive
        Mount Kisco, NY

        Federal Insurance Company
        c/o Chubb Group of Insurance Companies
        55 Water Street
        New York, NY  10041

        Section 3 of the Investment Advisory Agreement (the "Agreement") between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

Item 16.               Exhibits.

--------------------------------------------------------------------------------
(1)(a)     Restated Articles of Incorporation, effective December 31, 2001. (5)
--------------------------------------------------------------------------------
(1)(b) Articles of Amendment to the Articles of Incorporation, effective December 31, 2001. (6)
--------------------------------------------------------------------------------
(1)(c) Articles Supplementary to Restated Articles of Incorporation, effective September 29, 2004. (9)
--------------------------------------------------------------------------------
(1)(d) Articles of Amendment to the Articles of Incorporation, effective September 16, 2005. (11)
--------------------------------------------------------------------------------
(1)(e) Articles Supplementary to Restated Articles of Incorporation, effective September 19, 2005. (11)
--------------------------------------------------------------------------------
(2)        By-Laws as amended and restated October 29, 1991. (2)
--------------------------------------------------------------------------------
(3)        Not Applicable.
--------------------------------------------------------------------------------
(4) Form of Agreement and Plan of Reorganization, filed as Exhibit A to the Prospectus/Proxy Statement contained in Part A of the Registration Statement.
--------------------------------------------------------------------------------
(5) Incorporated herein by reference to Restated Articles of Incorporation as amended and restated and By-Laws as amended and restated.
--------------------------------------------------------------------------------
(6)(a)(1) Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on August 2, 2004. (8)
--------------------------------------------------------------------------------
(6)(a)(2) Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on October 2, 2004. (10)
--------------------------------------------------------------------------------
(6)(a)(3) Form of Amendment No. 2 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005. (12)
--------------------------------------------------------------------------------
(6)(a)(4) Form of Amendment No. 3 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005. (12)
--------------------------------------------------------------------------------
(6)(b)(1) Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated August 29, 2001. (3)
--------------------------------------------------------------------------------
(6)(b)(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated
           June 21, 2004. (8)
--------------------------------------------------------------------------------
(6)(b)(3) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, "American Century") dated June 20, 2005. (12)
--------------------------------------------------------------------------------
(6)(b)(4) Form of Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. (VALIC Ultra
           Fund) dated December 5, 2005. (12)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(7)        Not Applicable.
--------------------------------------------------------------------------------
(8)        Not Applicable.
--------------------------------------------------------------------------------
(9)(a)(1) Custodian Contract between Registrant and State Street Bank and Trust Company dated January 27, 1994. (2)
--------------------------------------------------------------------------------
(9)(a)(2) Custodian Fee Schedule between Registrant and State Street Bank and Trust Company. (1)
--------------------------------------------------------------------------------
(9)(a)(3) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 30, 1995. (1)
--------------------------------------------------------------------------------
(9)(a)(4) Amendment to Custodian Contract dated October 18, 2000. (4)
--------------------------------------------------------------------------------
(9)(b) Securities Lending Authorization Agreement as Amended between Registrant and State Street Bank and Trust Company effective
           July 15, 1995. (2)
--------------------------------------------------------------------------------
(10)       Not Applicable.
--------------------------------------------------------------------------------
(11)       Opinion and consent of Sullivan & Worcester LLP is filed herewith.
--------------------------------------------------------------------------------
(12) Opinion and consent of Sullivan & Worcester LLP supporting the tax consequences of the Reorganization is filed herewith.
--------------------------------------------------------------------------------
(13)(a) Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000. (3)
--------------------------------------------------------------------------------
(13)(b) Amended and Restated Accounting Services Agreement between Registrant and VALIC effective May 1, 2001. (3)
--------------------------------------------------------------------------------
(13)(c) Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp. effective October 1, 2001. (4)
--------------------------------------------------------------------------------
(13)(d) Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003. (7)
--------------------------------------------------------------------------------
(14) Consent of Ernst & Young LLP with respect to VALIC Company I is filed herewith.
--------------------------------------------------------------------------------
(15)       Not Applicable.
--------------------------------------------------------------------------------
(16) Powers of Attorney for Dr. Judith L. Craven, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Dr. John W. Lancaster, Ben H. Love, Dr. John E. Maupin, Jr., William F. Devin, Peter A. Harbeck and Kenneth J. Lavery (9)
--------------------------------------------------------------------------------
(17)(a) Form of Proxy Card and Form of Voting Instructions Card are filed herewith.
--------------------------------------------------------------------------------
(17)(b) Form of Group Authorization Cards are filed herewith.
--------------------------------------------------------------------------------

Footnotes:

1. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

2. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No. 0000950129-98-004009).

3. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

4. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

5. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

6. Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03738).

7. Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03738).

8. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-83631/811-3738).

9. Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 4, 2004 (File No. 2-83631/811-3738).

10. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2004 (File No. 2-83631/811-3738).

11. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 13, 2005 (File No. 2-83631/811-3738).

12. Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2005 (File No. 2-83631/811-3738).

Item 17.               Undertakings.

   (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1993, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Houston, and State of Texas, on the 4th day of November, 2005.

                       VALIC Company I

                       By: /s/ EVELYN M. CURRAN
                           ---------------------
                       Evelyn M. Curran, President (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                   TITLE                               DATE

/s/ EVELYN M. CURRAN        President (Principal Executive      November 4, 2005
------------------------    Officer)
Evelyn M. Curran

/s/ GREGORY R. KINGSTON     Treasurer (Principal Financial      November 4, 2005
------------------------    Officer)
Gregory R. Kingston

*                           Director                            November 4, 2005
------------------------
Judith L. Craven

*                           Director                            November 4, 2005
------------------------
William F. Devin

*                           Director                            November 4, 2005
------------------------
Timothy J. Ebner

*                           Director                            November 4, 2005
------------------------
Gustavo E. Gonzales, Jr.

*                           Director                            November 4, 2005
------------------------
Norman Hackerman

*                           Director                            November 4, 2005
------------------------
Peter A. Harbeck

*                           Director                            November 4, 2005
------------------------
John W. Lancaster

*                           Director                            November 4, 2005
------------------------
Kenneth J. Lavery

*                           Director                            November 4, 2005
------------------------
Ben H. Love

*                           Director                            November 4, 2005
------------------------
John E. Maupin, Jr.

*By: /s/ NORI L. GABERT
     ------------------
         Nori L. Gabert
         Attorney-in-Fact

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
Exhibit No.  Description
--------------------------------------------------------------------------------
(4) Form of Agreement and Plan of Reorganization, filed as Exhibit A to the Prospectus/Proxy Statement contained in Part A of the Registration Statement.
--------------------------------------------------------------------------------
(11)         Opinion and consent of Sullivan & Worcester LLP.
--------------------------------------------------------------------------------
(12) Opinion and consent of Sullivan & Worcester LLP supporting the tax consequences of the Reorganization.
--------------------------------------------------------------------------------
(14)         Consent of Ernst & Young LLP with respect to VALIC Company I.
--------------------------------------------------------------------------------
(17)(a)      Form of Proxy Card and Form of Voting Instructions Card.
--------------------------------------------------------------------------------
(17)(b)      Form of Group Authorization Cards.
--------------------------------------------------------------------------------